UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-23147
First Trust Exchange-Traded Fund VIII
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)
Registrant's telephone number, including area code:
(630) 765-8000
Date of fiscal year end:
August 31
Date of reporting period:
August 31, 2026
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
The information presented in this Form N-CSR relates solely to the fund(s) for which a report is included in Item 1 below, each a series of the Registrant.
Item 1. Reports to Shareholders.
(a) Following is a copy of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust Income Opportunities ETF
FCEF | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust Income Opportunities ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FCEF. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Income Opportunities ETF	$91(1)	0.85%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.05% for the 12 months ended August 31, 2026. The Fund outperformed its blended benchmark, FCEF Blended Benchmark, which consists of the following two indexes: 60% of the First Trust Equity Closed-End Fund Total Return Index, and 40% of the First Trust Taxable Fixed Income Closed-End Fund Total Return Index. The blended benchmark returned 9.23% for the same Period.
This outperformance resulted from several factors, including the Fund’s allocation between equity and fixed income funds, as well as sector selection. On the allocation side, the Fund’s overweight position in equity funds contributed positively to performance. The Fund has a base allocation of 60% equity and 40% fixed income. Throughout the Period, the Fund maintained an allocation closer to 66% equity and 34% fixed income. This positioning, along with strong equity fund performance and security selection, contributed to the Fund’s outperformance versus the blended benchmark.
The Fund posted strong performance during the Period, benefiting from strong equity market returns. While the direction of short-term interest rates remained uncertain, much of the focus during the Period was on the growing importance of Artificial Intelligence and spending by hyperscalers to expand computing capacity through infrastructure investment. While the overall market environment was favorable for equities, periods of weakness occurred amid ongoing military conflicts in Iran and Ukraine and continued concerns regarding inflation, which remained above the Federal Reserve’s stated goal.
In the closed-end fund space, fixed income funds saw little movement as investors debated the future direction of short-term interest rates and their potential impact on fund performance. Equity-sensitive fixed income sectors, such as Convertibles and Preferreds, outperformed other fixed income sectors. Multisector and Bank Loan funds, two of the larger fixed income sectors, posted the weakest performance for the Period. The fixed income portion of the portfolio returned -1.88%, compared with the benchmark average return of -1.97%.
On the equity side of the ledger, equity-based funds benefited from a growing economy and continued investment in Artificial Intelligence and technology infrastructure. While fixed income sectors struggled to post positive returns, many equity-based sectors generated double-digit total returns for the Period. Of the 31 sectors tracked by Morningstar, 24 posted positive double-digit returns for the Period. The benchmark average equity sector return for the Period was 18.47%, while the Fund’s equity holdings returned 22.30%.
Strong performance in equity funds helped narrow discounts within certain sectors during the Period, which in turn resulted in turnover within the portfolio. It has been our experience, especially in recent years, that funds trading at premiums may become candidates for rights offerings, which can have a adverse short-term impact on returns.
The Fund will continue to utilize a total return approach to investing. This strategy has served the Fund well during its first 10 years, and we believe it remains an appropriate strategy for shareholders of the Fund moving forward.
FUND PERFORMANCE (September 27, 2016 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (9/27/16)
First Trust Income Opportunities ETF	13.05%	5.80%	8.30%
Russell 3000® Index	20.10%	11.80%	14.99%
FCEF Blended Benchmark(1)	9.23%	5.63%	7.74%
(1)
A blended benchmark (the “Blended Benchmark”) comprised 60% of the First Trust Equity Closed-End Fund Total Return Index, a cap-weighted index (based on NAV) designed to provide a broad representation of the equity based closed-end fund universe, and 40% of the First Trust Taxable Fixed Income Closed-End Fund Total Return Index, a cap-weighted index (based on NAV) designed to provide a broad representation of the taxable fixed income closed-end fund universe, has been selected as a secondary benchmark to provide a more direct correlation to the Fund’s underlying portfolio. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 60-40 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.

Visit www.ftportfolios.com/etf/FCEF for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$83,104,261
Total number of portfolio holdings	62
Total advisory fee paid	$601,420
Portfolio turnover rate	16%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments and percentage of net assets, respectively, of the Fund.
Top Ten Holdings
Invesco Variable Rate Investment Grade ETF	3.7%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class	3.7%
Eaton Vance Tax-Advantaged Dividend Income Fund	3.4%
Eaton Vance Tax-Advantaged Global Dividend Income Fund	3.3%
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	3.3%
John Hancock Tax-Advantaged Dividend Income Fund	3.2%
BlackRock Science & Technology Trust	3.0%
Gabelli Dividend & Income (The) Trust	3.0%
Cohen & Steers Infrastructure Fund, Inc.	2.7%
Tri-Continental Corp.	2.7%
Fund Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FCEF to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Income Opportunities ETF (FCEF)

First Trust Flexible Municipal
High Income ETF
MFLX | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust Flexible Municipal High Income ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/MFLX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Flexible Municipal High Income ETF	$60(1)	0.58%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.13% for the 12 months ended August 31, 2026. The Fund outperformed its benchmark, the Bloomberg Municipal Long Bond (22+) Index, which returned 6.45% for the same Period. The following significant Fund factors impacted the Fund’s performance relative to the benchmark during the Period.
  Yield Curve Positioning/Duration: During the Period, the Fund’s selection of bonds with 18+ years to maturity was the primary contributor to the Fund’s outperformance relative to the benchmark. A secondary positive contributor was the Fund’s allocation to bonds with a stated final maturity of 14-16 years. In contrast, the Fund’s allocation to bonds with a stated final maturity of 0-8 years and its allocation to cash were the primary detractors from Fund performance during the Period. Regarding effective duration, or interest rate sensitivity, the Fund’s selection of bonds with effective durations of 10+ years and 7-10 years were the primary contributors to the Fund’s outperformance relative to the benchmark. The primary detractors from Fund performance with respect to duration were the Fund’s selection of bonds with 1-5 years of effective duration and its allocation to cash.
  Interest Rate Hedge: During the Period, the use of U.S. Treasury futures to hedge interest rate risk was a small detractor from the Fund’s performance relative to the benchmark.
  Credit Rating: The Fund’s allocation to non-rated bonds was the primary positive contributor to the Fund’s performance relative to the benchmark during the Period. Secondary positive contributors included the Fund’s underweight allocation to and selection of AA and AAA rated municipal securities. No credit rating categories were material detractors from the Fund’s performance relative to the benchmark.
  Sector/Industry: During the Period, the Fund’s selection and allocation to health care, housing, special tax, and utilities were the primary positive contributors to the Fund’s outperformance relative to the benchmark. Sectors that negatively contributed to the Fund’s performance included industrial development bonds and cash.
  U.S. Treasury Rate Trends: During the Period, the 10-year and 30-year U.S. Treasury yields increased by approximately 53 basis points (“bps”) and 32 bps, respectively, to 4.74% and 5.25%, respectively.
  New Issue Supply: During the Period, primary market supply increased approximately 5.1% to $598.1 billion compared with $568.6 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: During the Period, according to Municipal Market Data AAA yield curve data, 10-year municipal yields increased by 15 bps to 3.37% while 20-year and 30-year AAA municipal yields declined by 15 bps and 1 bp, respectively, to 4.24% and 4.60%, respectively.
  Municipal Credit Spreads: During the Period, credit spreads tightened for AA, A, BBB, and high-yield municipals by 2 bps, 9 bps, 22 bps, and 35 bps, respectively (Bloomberg data).
  Large Year-to-Date Industry Fund Inflows: For the eight months ended August 31, 2026, according to data collected by Lipper-LSEG and J.P. Morgan, fund inflows totaled approximately $67 billion. The municipal asset class is highly driven by retail demand. Demand for bonds can cause credit spreads to tighten and yields to decline, both of which may contribute positively to performance.
FUND PERFORMANCE (September 27, 2016 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (9/27/16)
First Trust Flexible Municipal High Income ETF	7.13%	-0.97%	2.00%
Bloomberg Municipal Long Bond (22+) Index	6.45%	-0.69%	1.81%
MFLX Blended Benchmark(1)	5.38%	0.93%	2.86%
Bloomberg Municipal Bond Index	4.12%	0.54%	1.97%
(1)	The Blended Benchmark returns are a 50/50 split between the Bloomberg Municipal High Yield Bond Index and the Bloomberg Municipal Bond Index.
Visit www.ftportfolios.com/etf/MFLX for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$21,038,408
Total number of portfolio holdings	80
Total advisory fee paid	$106,657
Portfolio turnover rate	30%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Municipal Bonds	98.8%
Net Other Assets and Liabilities	1.2%
Total	100.0%
Credit Quality (1)
(1) The ratings presented reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, a subsidiary of S&P Global Inc., Moody's Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/MFLX or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective February 1, 2026, the Board of Trustees (the “Board”) has approved a permanent contractual reduction of the annual unitary management fee for the Fund. The annual unitary management fee for the Fund is now 0.49%. Additionally, under the Fund’s new fee structure, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information. On September 8, 2026, the Board voted to remove the ability of the Fund to invest up to 10% of its net assets in closed-end investment companies and as a result of that change Ken Fincher no longer serves as portfolio manager to the Fund.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/MFLX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Flexible Municipal High Income ETF (MFLX)

First Trust Low Duration
Strategic Focus ETF
LDSF | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust Low Duration Strategic Focus ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/LDSF. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Low Duration Strategic Focus ETF	$14(1)	0.14%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 3.32% for the 12 months ended August 31, 2026. The Fund outperformed its benchmark, the Bloomberg 1-5 Year Government/Credit Index, which returned 2.15% for the same Period. The Fund also outperformed its additional benchmark, the LDSF Blended Benchmark, which consists of 80% of the Bloomberg 1-5 Year Government/Credit Index and 20% of the ICE BofA US High Yield Constrained Index, which returned 2.67% for the same Period.
Interest rates rose over the Period, weighing on bond prices, but higher nominal yields more than offset those price declines, making income the primary driver of total return. The rise in rates reflected a steepening Treasury yield curve. Short-maturity yields fell as the Federal Reserve eased, cutting the federal funds target range’s upper bound to 3.75% by December 2025, while intermediate- and long-term yields rose. The outbreak of hostilities involving Iran in late February 2026 contributed to higher oil prices and inflation expectations. With inflation risk rising, the Federal Reserve paused its rate-cutting cycle, and longer-term yields climbed.
Credit held up well against this backdrop. The ICE BofA US High Yield Constrained Index returned 4.78% for the Period, as income of 6.71% more than offset a price decline of 1.93%, and its spread tightened by 21 basis points, from 284 to 263 basis points. Supported by strong corporate fundamentals and rising earnings expectations, spreads held relatively steady despite commodity inflation and geopolitical conflict. Short mortgages also outperformed comparable-maturity Treasuries, with the Bloomberg US Agg MBS Agency 1-5 Year Index returning 3.13% versus 1.91% for the Bloomberg US Treasury 1-5 Year Index.
These conditions favored the Fund’s highest-yielding holdings and mortgage exposure, which drove its outperformance relative to both the government and credit components of the benchmark. The First Trust Low Duration Opportunities ETF (“LMBS”), the Fund’s largest position, returned 3.87%, benefiting from the strength in short mortgages relative to Treasuries. Among the credit sleeves, the First Trust Senior Loan Fund (“FTSL”) and First Trust Tactical High Yield ETF (“HYLS”) returned 3.95% and 3.25%, respectively. The First Trust Emerging Markets Local Currency Bond ETF (“FEMB”), a local currency emerging market bond fund, was the top-performing holding, returning 8.05%.
The weakest returns came from the Fund’s lower-yielding, higher-quality holdings, which generated less income to offset the rise in rates. The First Trust Limited Duration Investment Grade Corporate ETF (“FSIG”) returned 2.58%, reflecting the more modest income of high-grade, short-duration exposure. The Vanguard Short-Term Bond ETF (“BSV”) returned 2.21%, though it was held only in the final months of the Period and at a low weight, limiting its impact.
FUND PERFORMANCE (January 3, 2019 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (1/3/19)
First Trust Low Duration Strategic Focus ETF	3.32%	2.48%	2.69%
Bloomberg 1-5 Year Government/Credit Index	2.15%	1.70%	2.32%
LDSF Blended Benchmark(1)	2.67%	2.19%	3.07%
Bloomberg US Aggregate Bond Index	1.89%	-0.29%	1.68%
(1)
The Blended Benchmark consists of the following two indexes: 80% of the Bloomberg 1-5 Year Government/Credit Index which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds and investment grade U.S. corporate bonds that have a maturity between one and five years; and 20% of the ICE BofA US High Yield Constrained Index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market but caps issuer exposure at 2%.

Visit www.ftportfolios.com/etf/LDSF for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$164,638,422
Total number of portfolio holdings	10
Total advisory fee paid	$196,919
Portfolio turnover rate	23%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	99.7%
Money Market Funds	0.3%
Net Other Assets and Liabilities	0.0%
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/LDSF or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective February 1, 2026, the Board of Trustees has approved a permanent contractual reduction of the annual unitary management fee for the Fund. The annual unitary management fee for the Fund is now 0.10%. Additionally, under the Fund’s new fee structure, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/LDSF to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Low Duration Strategic Focus ETF (LDSF)

First Trust Active Factor Large Cap Growth ETF
AFGR | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust Active Factor Large Cap Growth ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/AFGR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Active Factor Large Cap Growth ETF	$84	0.81%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.11% for the 12 months ended August 31, 2026. The Fund underperformed its benchmark, the Russell 1000® Growth Index, which returned 10.82% for the same Period.
As of June 8, 2026, the Investment Committee of First Trust Advisors L.P. (the investment advisor of the Fund) assumed portfolio management responsibilities for the Fund, replacing the previous sub-advisors of the Fund. During the period from June 8, 2026, through August 31, 2026, the Fund returned 2.74%. During the same period, the Fund outperformed its benchmark by 278 basis points, which returned -0.04%. This outperformance was largely attributable to strong performance from the low volatility factor and an underweight to semiconductors.
FUND PERFORMANCE (July 21, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (7/21/20)
First Trust Active Factor Large Cap Growth ETF	7.11%	5.65%	10.88%
Russell 1000® Growth Index	10.82%	11.88%	16.35%
Russell 1000® Index	19.77%	12.10%	16.36%
Visit www.ftportfolios.com/etf/AFGR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$93,025,874
Total number of portfolio holdings	74
Total advisory fee paid	$712,786
Portfolio turnover rate	91%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Alphabet, Inc., Class A	10.8%
NVIDIA Corp.	10.8%
Microsoft Corp.	4.3%
Apple, Inc.	4.2%
Broadcom, Inc.	3.7%
Amazon.com, Inc.	3.6%
Meta Platforms, Inc., Class A	3.4%
Johnson & Johnson	2.2%
Visa, Inc., Class A	2.1%
Mastercard, Inc., Class A	2.1%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/AFGR or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective June 8, 2026, the Fund’s name changed from “First Trust Multi-Manager Large Growth ETF” (MMLG) to “First Trust Active Factor Large Cap Growth ETF” (AFGR). Additionally, the Fund’s principal investment strategies were revised such that the Fund no longer utilizes a multi-manager structure with sub-advisors and the Fund is now managed by First Trust Advisors L.P., the Fund’s investment advisor, and primarily relies on a multi-factor quantitative methodology with active risk management to construct a portfolio of securities exhibiting exposures to one or more investing factors, including: momentum, quality and growth. Pursuant to this new strategy, under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities issued by large capitalization U.S. growth companies. Further, the Fund’s annual unitary management fee was reduced to 0.65% of the Fund’s average daily net assets. In addition, on September 8, 2026, the Board of Trustees of the Trust (the “Board”) approved, subject to shareholder approval, (1) a change in the diversification status of AFGR from diversified to non-diversified and (2) adoption of a policy to concentrate the investments of AFGR in an industry or group of industries comprising the information technology sector.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/AFGR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Active Factor Large Cap Growth ETF (AFGR)

First Trust Innovation Leaders ETF
ILDR | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust Innovation Leaders ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/ILDR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Innovation Leaders ETF	$85	0.75%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 27.81% for the 12 months ended August 31, 2026. The Fund outperformed its benchmark, the Russell 3000® Growth Index, which returned 11.04% for the same Period.
This outperformance was driven by semiconductor companies benefiting from heightened demand associated with a wave of global artificial intelligence adoption. Micron Technology, Inc., Marvell Technology, Inc., and Advanced Micro Devices, Inc., returned 706.88%, 237.38% and 189.43%, respectively. For the Period, these three stocks accounted for over 13.1% of the Fund’s 16.77% outperformance. Heightened demand enabled these companies to pass along price increases, which boosted earnings as margins expanded. The demand environment remains attractive, and the Fund continues to have meaningful exposure to these stocks.
While returns benefited most from exposure to semiconductor technologies being deployed in support of data center construction, the Fund also saw positive contributions from companies in the industrial, health care and utilities sectors. The industrial and utilities allocations contributed 4.26% to relative returns, as the data center buildout increased demand for power and industrial goods utilized in the modernization and deployment of electrical systems. Siemens Energy AG was up 57.88% on strong demand for natural gas generation, and Schneider Electric SE was up 41.10% on strong demand for its electrical power solutions. Within utilities and industrials, performance was broadly satisfactory, with the exception of exposure to the nuclear theme, which did not generate attractive returns. The rush to deploy power has benefited currently deployed assets or fast-to-power natural gas generation, which has negatively affected nuclear-exposed technologies. Health care returns for the Period were attractive, as Amicus Therapeutics, Inc., and 89Bio, Inc. returned 88.07% and 62.79%, respectively. Amicus Therapeutics, Inc. was acquired by BioMarin Pharmaceutical, Inc. as BioMarin sought to further its rare disease portfolio. 89Bio, Inc. was acquired by Roche Holding AG at an attractive premium to its trading price before the announcement.
Negative contributors included fintech companies and software companies. Fintech was broadly weak as traditional financial companies benefited from increasing rates and a strong initial public offering market. We perceive financial technology as continuing to innovate and provide groundbreaking new abilities, but increased debt issuances and higher yields lend themselves to more favorable conditions for legacy banking. Software was weak for the Period as the market grew skittish about software providers amid concerns that artificial intelligence could enable the development and deployment of new solutions by software developers at a much faster cadence. It has also enabled employees not typically able to code to create new applications and solutions in a manner previously unavailable. As a result, disruption to existing software vendors contributed to negative returns of 59.95% and 33.30% for Atlassian Corp. and Oracle Corp., respectively.
FUND PERFORMANCE (May 25, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (5/25/21)
First Trust Innovation Leaders ETF	27.81%	10.99%	13.25%
Russell 3000® Growth Index	11.04%	11.44%	13.49%
Russell 3000® Index	20.10%	11.80%	12.78%
Visit www.ftportfolios.com/etf/ILDR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$324,198,830
Total number of portfolio holdings	82
Total advisory fee paid	$1,743,104
Portfolio turnover rate	47%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
NVIDIA Corp.	9.8%
Amazon.com, Inc.	5.5%
Alphabet, Inc., Class A	4.7%
Advanced Micro Devices, Inc.	4.3%
Broadcom, Inc.	3.7%
Eli Lilly & Co.	3.1%
Marvell Technology, Inc.	2.7%
Oracle Corp.	2.7%
Micron Technology, Inc.	2.7%
Arista Networks, Inc.	2.4%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/ILDR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Innovation Leaders ETF (ILDR)

First Trust Expanded Technology ETF
XPND | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust Expanded Technology ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XPND. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Expanded Technology ETF	$70	0.65%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 15.39% for the 12 months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Information Technology Index, which returned 33.65% for the same Period.
The Fund posted underperformance relative to the benchmark in eight of the eleven industries represented. The Communication Services sector, which represented about 20.00% of the Fund through four industries, was the largest detractor from relative performance. The Fund’s largest negative contributors to relative performance from Communications Services included Netflix, Inc. (-32.92%), T-Mobile US, Inc. (-26.90%), and Meta Platforms, Inc., Class A (-18.91%). The Financials sector, which represented about 9.00% of the Fund through one industry, also underperformed the benchmark. The Fund had strong performances from many positions representing multiple industries. Positions that contributed positively to relative performance included Lam Research Corporation (+202.70%), Marvell Technology, Inc. (+111.54%), KLA Corporation (+102.29%), Cisco Systems, Inc. (+63.21%), and Alphabet Inc., Class A (+59.84%).
The Fund’s weighting methodology is designed to minimize single-stock risk. The Fund caps the weight of individual securities at a maximum of 4.50% at the time of rebalance, which caused the Fund to be structurally underweight the Information Technology sector’s two largest contributors. Semiconductor company, NVIDIA Corporation (NVDA) returned 26.92%, while Technology Hardware company, Apple Inc. (AAPL) returned 37.00%. Together, NVIDIA and AAPL accounted for over 40.00% of the benchmark’s weighting.
FUND PERFORMANCE (June 14, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (6/14/21)
First Trust Expanded Technology ETF	15.39%	12.65%	13.85%
S&P 500® Information Technology Index	33.65%	21.01%	22.49%
S&P 500® Index	20.38%	12.79%	13.62%
Visit www.ftportfolios.com/etf/XPND for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$39,351,926
Total number of portfolio holdings	51
Total advisory fee paid	$273,482
Portfolio turnover rate	52%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Mastercard, Inc., Class A	5.6%
Palantir Technologies, Inc., Class A	5.5%
Visa, Inc., Class A	5.4%
NVIDIA Corp.	4.9%
Applied Materials, Inc.	4.7%
Apple, Inc.	4.7%
Lam Research Corp.	4.4%
Netflix, Inc.	4.4%
Palo Alto Networks, Inc.	4.3%
Cisco Systems, Inc.	4.3%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XPND to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Expanded Technology ETF (XPND)

First Trust Active Factor Large Cap ETF
AFLG | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust Active Factor Large Cap ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/AFLG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Active Factor Large Cap ETF	$60	0.55%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 19.62% for the 12 months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
The underperformance was primarily driven by weak results from the low volatility factor and an underweight position in several of the benchmark’s largest constituents. The low volatility factor lagged in the prevailing risk-on environment. Industry effects provided a modest boost to performance over the Period, while momentum and value exposures contributed positively from a factor standpoint.
FUND PERFORMANCE (December 3, 2019 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (12/3/19)
First Trust Active Factor Large Cap ETF	19.62%	12.00%	14.00%
S&P 500® Index	20.38%	12.79%	16.18%
Visit www.ftportfolios.com/etf/AFLG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$787,845,016
Total number of portfolio holdings	216
Total advisory fee paid	$2,979,154
Portfolio turnover rate	46%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
NVIDIA Corp.	7.9%
Apple, Inc.	6.3%
Alphabet, Inc., Class A	5.7%
Microsoft Corp.	4.0%
Broadcom, Inc.	2.5%
Amazon.com, Inc.	2.3%
Lam Research Corp.	1.4%
Seagate Technology Holdings PLC	1.1%
Newmont Corp.	1.1%
ExxonMobil Holdings Corp.	1.0%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/AFLG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Active Factor Large Cap ETF (AFLG)

First Trust Active Factor Mid Cap ETF
AFMC | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust Active Factor Mid Cap ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/AFMC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Active Factor Mid Cap ETF	$72(1)	0.65%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 22.40% for the 12 months ended August 31, 2026. The Fund outperformed its benchmark, the S&P MidCap 400® Index, which returned 17.13% for the same Period.
This outperformance was largely attributable to strong performance from the momentum and value factors. The momentum factor benefited from companies with artificial intelligence exposure. Additionally, the strong performance was also aided by positive selection effects. By contrast, the low volatility factor subtracted from returns.
FUND PERFORMANCE (December 3, 2019 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (12/3/19)
First Trust Active Factor Mid Cap ETF	22.40%	10.34%	12.29%
S&P MidCap 400® Index	17.13%	8.08%	11.64%
Russell 3000® Index	20.10%	11.80%	15.58%
Visit www.ftportfolios.com/etf/AFMC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$215,563,661
Total number of portfolio holdings	263
Total advisory fee paid	$860,233
Portfolio turnover rate	57%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Reliance, Inc.	1.5%
BorgWarner, Inc.	1.2%
Mueller Industries, Inc.	1.2%
Casey’s General Stores, Inc.	1.2%
TechnipFMC PLC	1.2%
Federated Hermes, Inc.	1.1%
RenaissanceRe Holdings Ltd.	1.1%
Matson, Inc.	1.1%
Exelixis, Inc.	1.1%
Chord Energy Corp.	1.1%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/AFMC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Active Factor Mid Cap ETF (AFMC)

First Trust Active Factor Small Cap ETF
AFSM | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust Active Factor Small Cap ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/AFSM. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Active Factor Small Cap ETF	$84	0.75%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 24.46% for the 12 months ended August 31, 2026. The Fund underperformed its benchmark, the Russell 2000® Index, which returned 26.46% for the same Period.
The underperformance was mainly driven by weak results from the low volatility and quality factors. Over the Period, highly speculative stocks with low profitability and elevated betas delivered particularly strong returns. In contrast, momentum and value exposures added positively to performance.
FUND PERFORMANCE (December 3, 2019 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (12/3/19)
First Trust Active Factor Small Cap ETF	24.46%	9.35%	11.73%
Russell 2000® Index	26.46%	6.85%	10.97%
Russell 3000® Index	20.10%	11.80%	15.58%
Visit www.ftportfolios.com/etf/AFSM for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$138,216,142
Total number of portfolio holdings	335
Total advisory fee paid	$602,509
Portfolio turnover rate	75%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Par Pacific Holdings, Inc.	1.1%
Eton Pharmaceuticals, Inc.	1.0%
National HealthCare Corp.	1.0%
Matson, Inc.	0.9%
Ames National Corp.	0.8%
Abercrombie & Fitch Co., Class A	0.8%
Rigel Pharmaceuticals, Inc.	0.8%
TrustCo Bank Corp.	0.7%
Teekay Tankers Ltd., Class A	0.7%
Blue Bird Corp.	0.7%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/AFSM to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Active Factor Small Cap ETF (AFSM)

First Trust Multi-Strategy Alternative ETF
LALT | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust Multi-Strategy Alternative ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/LALT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Multi-Strategy Alternative ETF	$26(1)	0.24%(1) (2)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
(2)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.20%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.72% for the 12 months ended August 31, 2026. The Fund outperformed its benchmark, the ICE BofA US 3-Month Treasury Bill Index, which returned 3.71% for the same Period.
This outperformance was the result of the underlying exchange-traded fund (“ETF”) holdings, on average, outperforming the benchmark during the Period.
U.S. equities, as measured by the S&P 500® Index, rallied during the Period, gaining 20.38%. This was beneficial to alternative strategies that derive part of their return from the U.S. equity markets. Strong corporate earnings were the primary driver of the positive equity performance, along with a U.S. economy that has largely shrugged off increased inflation resulting from the hostilities in the Middle East. This increase in inflation led to speculation about possible Federal Reserve rate hikes later in 2026, which, in turn, raised yields and was a drag on the performance of fixed income-related strategies during the Period. Two-year Treasury rates increased modestly during the Period, rising from 3.62% on August 31, 2025 to 4.34% on August 31, 2026. Over the same Period, 10-year Treasury rates rose from 4.23% to 4.75%. Commodity prices increased significantly, with an overall gain of 42.79% for the Period, as measured by the Bloomberg Commodity Index. The increase in commodities was led by energy, which returned well over 50% during the Period, although each of the other commodity subindexes (precious metals, industrial metals, and agriculture) also posted double-digit positive returns.
The largest source of performance during the Period was the First Trust Alternative Absolute Return Strategy ETF (“FAAR”), which returned 15.58% and contributed 3.76% to the Fund’s overall return. The Fund’s second biggest contribution to performance came from the First Trust Long/Short Equity ETF (“FTLS”), which returned 13.78% over the Period and contributed 2.93% to the Fund’s overall return. FAAR and FTLS had the largest average weight (21.55%) and third-largest average weight (20.33%) in the Fund during the Period, respectively. Also contributing at least 1% to the Fund’s performance during the Period were the following three holdings:
Fund	Ticker	Contribution to the Fund’s Return	Total Return During Period	Average Weight
First Trust Global Tactical Commodity Strategy Fund	FTGC	2.71%	44.80%	6.97%
First Trust Managed Futures Strategy Fund	FMF	2.62%	12.02%	21.48%
iShares Gold Trust	IAU	2.16%	15.99%	5.93%
The biggest change in positioning during the Period occurred in March of 2026, when the Franklin Systematic Style Premia ETF (“FLSP”) replaced the First Trust Merger Arbitrage ETF (“MARB”). Additionally, the Fund exited iShares Gold Trust (“IAU”) in June 2026, while increasing allocations to FLSP and FTLS. Overall, the weights of the equity-related and commodity strategies declined by 6.6% and 6.5%, respectively, during the Period. The exit from MARB explains the decrease in equity-related exposure. In the commodity space, FTGC offset some of the reduction stemming from the exit from IAU, as FTGC increased 3.0%, growing from 6.0% at the beginning of the Period to an ending weight of 9.0%. Multi-strategy (9.5%) and fixed income (3.9%) were strategies that saw increased allocations. FLSP’s addition to the portfolio accounted for the increase in the Fund’s multi-strategy allocation. Within fixed income, First Trust Low Duration Opportunities ETF (LMBS) accounted for virtually all of the increase, rising from 6.3% at the end of August 2025 to 10.3% as of the last day of the Period.
FUND PERFORMANCE (January 31, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (1/31/23)
First Trust Multi-Strategy Alternative ETF	14.72%	8.31%
ICE BofA US 3-Month Treasury Bill Index	3.71%	4.61%
S&P 500® Index	20.38%	21.04%
Visit www.ftportfolios.com/etf/LALT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$343,479,153
Total number of portfolio holdings	7
Total advisory fee paid	$175,721
Portfolio turnover rate	16%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	99.9%
Net Other Assets and Liabilities	0.1%
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/LALT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Multi-Strategy Alternative ETF (LALT)

FT Vest U.S. Equity Buffer ETF - January
FJAN | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - January (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FJAN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - January	$92	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.88% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	10.45%
Changes in other Variables	5.29%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (January 15, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (1/15/21)
FT Vest U.S. Equity Buffer ETF - January	14.88%	11.08%	11.85%
S&P 500® Index	20.38%	12.79%	15.15%
Visit www.ftportfolios.com/etf/FJAN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$1,470,192,022
Total number of portfolio holdings	5
Total advisory fee paid	$10,683,608
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.6%
Purchased Options	102.4%
Written Options	(2.9%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FJAN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FJAN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer ETF - January (FJAN)

FT Vest U.S. Equity
Deep Buffer ETF - January
DJAN | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - January (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DJAN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - January	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.06% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.97%
Changes in other Variables	4.95%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (January 15, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (1/15/21)
FT Vest U.S. Equity Deep Buffer ETF - January	12.06%	7.79%	8.05%
S&P 500® Index	20.38%	12.79%	15.15%
Visit www.ftportfolios.com/etf/DJAN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$485,647,499
Total number of portfolio holdings	5
Total advisory fee paid	$3,556,547
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.6%
Purchased Options	103.5%
Written Options	(4.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DJAN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DJAN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)

FT Vest U.S. Equity Buffer ETF - February
FFEB | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - February (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FFEB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - February	$93	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 15.55% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	9.99%
Changes in other Variables	6.42%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (February 21, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (2/21/20)
FT Vest U.S. Equity Buffer ETF - February	15.55%	10.76%	11.50%
S&P 500® Index	20.38%	12.79%	15.34%
Visit www.ftportfolios.com/etf/FFEB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$1,423,438,241
Total number of portfolio holdings	5
Total advisory fee paid	$10,411,992
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.7%
Purchased Options	103.2%
Written Options	(3.8%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FFEB or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FFEB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer ETF - February (FFEB)

FT Vest U.S. Equity
Deep Buffer ETF - February
DFEB | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - February (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DFEB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - February	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.42% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.46%
Changes in other Variables	5.82%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (February 21, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (2/21/20)
FT Vest U.S. Equity Deep Buffer ETF - February	12.42%	8.23%	8.26%
S&P 500® Index	20.38%	12.79%	15.34%
Visit www.ftportfolios.com/etf/DFEB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$445,545,661
Total number of portfolio holdings	5
Total advisory fee paid	$3,602,374
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.7%
Purchased Options	104.5%
Written Options	(5.1%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DFEB or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DFEB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)

FT Vest U.S. Equity Buffer ETF - March
FMAR | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - March (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FMAR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - March	$93	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.50% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	6.26%
Changes in other Variables	11.10%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (March 19, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (3/19/21)
FT Vest U.S. Equity Buffer ETF - March	16.50%	10.53%	11.44%
S&P 500® Index	20.38%	12.79%	14.80%
Visit www.ftportfolios.com/etf/FMAR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$1,174,286,474
Total number of portfolio holdings	5
Total advisory fee paid	$8,758,502
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.7%
Purchased Options	106.5%
Written Options	(7.1%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FMAR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FMAR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer ETF - March (FMAR)

FT Vest U.S. Equity
Deep Buffer ETF - March
DMAR | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - March (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DMAR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - March	$92	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.80% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	4.58%
Changes in other Variables	9.08%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (March 19, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (3/19/21)
FT Vest U.S. Equity Deep Buffer ETF - March	12.80%	7.69%	8.23%
S&P 500® Index	20.38%	12.79%	14.80%
Visit www.ftportfolios.com/etf/DMAR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$464,585,736
Total number of portfolio holdings	5
Total advisory fee paid	$3,379,979
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	109.0%
Written Options	(9.7%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DMAR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DMAR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)

FT Vest U.S. Equity Buffer ETF - April
FAPR | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - April (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FAPR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - April	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 10.84% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	6.14%
Changes in other Variables	5.56%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (April 16, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (4/16/21)
FT Vest U.S. Equity Buffer ETF - April	10.84%	8.54%	9.01%
S&P 500® Index	20.38%	12.79%	13.58%
Visit www.ftportfolios.com/etf/FAPR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$1,321,624,547
Total number of portfolio holdings	5
Total advisory fee paid	$8,834,774
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	103.1%
Written Options	(3.8%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FAPR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FAPR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer ETF - April (FAPR)

FT Vest U.S. Equity Deep
Buffer ETF - April
DAPR | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - April (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DAPR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - April	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 8.72% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	4.46%
Changes in other Variables	5.12%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (April 16, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (4/16/21)
FT Vest U.S. Equity Deep Buffer ETF - April	8.72%	6.03%	6.27%
S&P 500® Index	20.38%	12.79%	13.58%
Visit www.ftportfolios.com/etf/DAPR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$321,837,994
Total number of portfolio holdings	5
Total advisory fee paid	$2,491,149
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	103.7%
Written Options	(4.4%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DAPR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DAPR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)

FT Vest U.S. Equity Buffer ETF - May
FMAY | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - May (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FMAY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - May	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.63% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	9.03%
Changes in other Variables	3.46%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (May 15, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (5/15/20)
FT Vest U.S. Equity Buffer ETF - May	11.63%	9.01%	10.66%
S&P 500® Index	20.38%	12.79%	18.70%
Visit www.ftportfolios.com/etf/FMAY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$1,460,977,214
Total number of portfolio holdings	5
Total advisory fee paid	$9,730,616
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.9%
Purchased Options	102.2%
Written Options	(3.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FMAY or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FMAY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer ETF - May (FMAY)

FT Vest U.S. Equity Deep Buffer ETF - May
DMAY | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - May (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DMAY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - May	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.45% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	6.95%
Changes in other Variables	3.36%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (May 15, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (5/15/20)
FT Vest U.S. Equity Deep Buffer ETF - May	9.45%	6.96%	7.53%
S&P 500® Index	20.38%	12.79%	18.70%
Visit www.ftportfolios.com/etf/DMAY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$378,822,742
Total number of portfolio holdings	5
Total advisory fee paid	$2,693,506
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.9%
Purchased Options	101.9%
Written Options	(2.7%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DMAY or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DMAY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)

FT Vest U.S. Equity Buffer ETF - June
FJUN | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - June (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FJUN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - June	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.05% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.89%
Changes in other Variables	4.02%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (June 19, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (6/19/20)
FT Vest U.S. Equity Buffer ETF - June	11.05%	10.54%	12.03%
S&P 500® Index	20.38%	12.79%	17.47%
Visit www.ftportfolios.com/etf/FJUN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$1,416,371,602
Total number of portfolio holdings	5
Total advisory fee paid	$9,657,790
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	102.6%
Written Options	(3.5%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FJUN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FJUN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer ETF - June (FJUN)

FT Vest U.S. Equity Deep Buffer ETF - June
DJUN | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - June (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DJUN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - June	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 8.92% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	5.98%
Changes in other Variables	3.80%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (June 19, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (6/19/20)
FT Vest U.S. Equity Deep Buffer ETF - June	8.92%	8.02%	8.47%
S&P 500® Index	20.38%	12.79%	17.47%
Visit www.ftportfolios.com/etf/DJUN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$359,245,177
Total number of portfolio holdings	5
Total advisory fee paid	$2,555,176
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	101.9%
Written Options	(2.9%)
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DJUN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DJUN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)

FT Vest U.S. Equity Buffer ETF - July
FJUL | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - July (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FJUL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - July	$92	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.07% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	9.38%
Changes in other Variables	5.55%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (July 17, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (7/17/20)
FT Vest U.S. Equity Buffer ETF - July	14.07%	11.43%	12.20%
S&P 500® Index	20.38%	12.79%	16.92%
Visit www.ftportfolios.com/etf/FJUL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$1,286,693,284
Total number of portfolio holdings	5
Total advisory fee paid	$9,913,587
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	103.0%
Written Options	(4.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FJUL or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FJUL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer ETF - July (FJUL)

FT Vest U.S. Equity Deep Buffer ETF - July
DJUL | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - July (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DJUL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - July	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.37% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.28%
Changes in other Variables	4.95%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (July 17, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (7/17/20)
FT Vest U.S. Equity Deep Buffer ETF - July	11.37%	9.08%	8.99%
S&P 500® Index	20.38%	12.79%	16.92%
Visit www.ftportfolios.com/etf/DJUL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$481,563,202
Total number of portfolio holdings	5
Total advisory fee paid	$3,464,386
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	102.5%
Written Options	(3.5%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DJUL or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DJUL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)

FT Vest U.S. Equity Buffer ETF - August
FAUG | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - August (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FAUG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - August	$92	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.58% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	9.57%
Changes in other Variables	4.87%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 6, 2019 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (11/6/19)
FT Vest U.S. Equity Buffer ETF - August	13.58%	9.01%	10.02%
S&P 500® Index	20.38%	12.79%	16.11%
Visit www.ftportfolios.com/etf/FAUG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$1,294,346,646
Total number of portfolio holdings	5
Total advisory fee paid	$9,683,559
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.2%
Purchased Options	103.0%
Written Options	(4.1%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FAUG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FAUG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer ETF - August (FAUG)

FT Vest U.S. Equity
Deep Buffer ETF - August
DAUG | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - August (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DAUG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - August	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.04% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.57%
Changes in other Variables	4.33%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 6, 2019 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (11/6/19)
FT Vest U.S. Equity Deep Buffer ETF - August	11.04%	6.48%	6.95%
S&P 500® Index	20.38%	12.79%	16.11%
Visit www.ftportfolios.com/etf/DAUG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$418,734,500
Total number of portfolio holdings	5
Total advisory fee paid	$3,035,808
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.2%
Purchased Options	102.0%
Written Options	(3.0%)
Net Other Assets and Liabilities	(0.2%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DAUG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DAUG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)

FT Vest U.S. Equity Buffer ETF - September
FSEP | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - September (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FSEP. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - September	$92	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.90% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	10.54%
Changes in other Variables	4.22%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (September 18, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (9/18/20)
FT Vest U.S. Equity Buffer ETF - September	13.90%	10.45%	11.42%
S&P 500® Index	20.38%	12.79%	16.82%
Visit www.ftportfolios.com/etf/FSEP for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$1,250,148,182
Total number of portfolio holdings	5
Total advisory fee paid	$9,963,215
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.3%
Purchased Options	101.7%
Written Options	(1.9%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FSEP or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FSEP to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer ETF - September (FSEP)

FT Vest U.S. Equity
Deep Buffer ETF - September
DSEP | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - September (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DSEP. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - September	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.05% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	8.08%
Changes in other Variables	3.83%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (September 18, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (9/18/20)
FT Vest U.S. Equity Deep Buffer ETF - September	11.05%	8.49%	8.57%
S&P 500® Index	20.38%	12.79%	16.82%
Visit www.ftportfolios.com/etf/DSEP for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$355,584,438
Total number of portfolio holdings	5
Total advisory fee paid	$2,850,440
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	103.7%
Written Options	(4.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DSEP or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DSEP to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)

FT Vest U.S. Equity Buffer ETF - October
FOCT | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - October (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FOCT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - October	$93	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.01% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	11.16%
Changes in other Variables	5.71%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (October 16, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (10/16/20)
FT Vest U.S. Equity Buffer ETF - October	16.01%	9.31%	10.50%
S&P 500® Index	20.38%	12.79%	16.08%
Visit www.ftportfolios.com/etf/FOCT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$1,185,234,515
Total number of portfolio holdings	5
Total advisory fee paid	$9,325,359
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	101.9%
Written Options	(2.2%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FOCT or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FOCT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer ETF - October (FOCT)

FT Vest U.S. Equity
Deep Buffer ETF - October
DOCT | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - October (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DOCT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - October	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.56% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	8.11%
Changes in other Variables	5.31%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (October 16, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (10/16/20)
FT Vest U.S. Equity Deep Buffer ETF - October	12.56%	8.03%	8.29%
S&P 500® Index	20.38%	12.79%	16.08%
Visit www.ftportfolios.com/etf/DOCT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$394,669,805
Total number of portfolio holdings	5
Total advisory fee paid	$3,131,531
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	104.2%
Written Options	(4.5%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DOCT or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DOCT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)

FT Vest U.S. Equity Buffer ETF - November
FNOV | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - November (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FNOV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - November	$93	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 15.62% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	10.64%
Changes in other Variables	5.84%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 15, 2019 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (11/15/19)
FT Vest U.S. Equity Buffer ETF - November	15.62%	9.35%	10.41%
S&P 500® Index	20.38%	12.79%	15.92%
Visit www.ftportfolios.com/etf/FNOV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$1,242,489,832
Total number of portfolio holdings	5
Total advisory fee paid	$9,585,020
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.5%
Purchased Options	102.7%
Written Options	(3.1%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FNOV or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FNOV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer ETF - November (FNOV)

FT Vest U.S. Equity
Deep Buffer ETF - November
DNOV | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - November (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DNOV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - November	$92	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.84% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.80%
Changes in other Variables	6.90%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 15, 2019 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (11/15/19)
FT Vest U.S. Equity Deep Buffer ETF - November	13.84%	8.41%	8.26%
S&P 500® Index	20.38%	12.79%	15.92%
Visit www.ftportfolios.com/etf/DNOV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$402,179,321
Total number of portfolio holdings	5
Total advisory fee paid	$3,162,344
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.5%
Purchased Options	105.0%
Written Options	(5.4%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DNOV or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DNOV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)

FT Vest U.S. Equity Buffer ETF - December
FDEC | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - December (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FDEC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - December	$93	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 15.77% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	10.81%
Changes in other Variables	5.82%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (December 18, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (12/18/20)
FT Vest U.S. Equity Buffer ETF - December	15.77%	10.55%	11.32%
S&P 500® Index	20.38%	12.79%	15.27%
Visit www.ftportfolios.com/etf/FDEC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$1,308,009,941
Total number of portfolio holdings	5
Total advisory fee paid	$10,588,295
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.6%
Purchased Options	102.4%
Written Options	(2.9%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FDEC or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FDEC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer ETF - December (FDEC)

FT Vest U.S. Equity
Deep Buffer ETF - December
DDEC | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - December (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DDEC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - December	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.62% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	8.16%
Changes in other Variables	5.32%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (December 18, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (12/18/20)
FT Vest U.S. Equity Deep Buffer ETF - December	12.62%	8.49%	8.57%
S&P 500® Index	20.38%	12.79%	15.27%
Visit www.ftportfolios.com/etf/DDEC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$439,076,795
Total number of portfolio holdings	5
Total advisory fee paid	$3,375,134
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.5%
Purchased Options	103.8%
Written Options	(4.2%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DDEC or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DDEC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)

FT Vest Buffered Allocation Defensive ETF
BUFT | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Buffered Allocation Defensive ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Buffered Allocation Defensive ETF	$22(1)	0.21%(1) (2)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
(2)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.20%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.76% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	15.61%
Changes in other Variables	-4.64%
Fees and Expenses**	-1.21%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options            (“FLEX Options”) held by the funds in the Fund’s portfolio reference the price performance of the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”).
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (October 26, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (10/26/21)
FT Vest Buffered Allocation Defensive ETF	9.76%	5.82%
S&P 500® Index	20.38%	12.91%
Visit www.ftportfolios.com/etf/BUFT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$160,550,135
Total number of portfolio holdings	8
Total advisory fee paid	$282,638
Portfolio turnover rate	235%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	100.0%
Money Market Funds	0.0%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or results to be obtained by the Fund, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund.
FT Vest Buffered Allocation Defensive ETF (BUFT)

FT Vest Buffered Allocation Growth ETF
BUFG | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Buffered Allocation Growth ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Buffered Allocation Growth ETF	$22(1)	0.21%(1) (2)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
(2)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.20%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.50% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	8.03%
Changes in other Variables	6.60%
Fees and Expenses**	-1.13%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options            (“FLEX Options”) held by the funds in the Fund’s portfolio reference the price performance of the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”).
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (October 26, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (10/26/21)
FT Vest Buffered Allocation Growth ETF	13.50%	8.66%
S&P 500® Index	20.38%	12.91%
Visit www.ftportfolios.com/etf/BUFG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$332,180,807
Total number of portfolio holdings	8
Total advisory fee paid	$608,678
Portfolio turnover rate	204%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	100.0%
Money Market Funds	0.0%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or results to be obtained by the Fund, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund.
FT Vest Buffered Allocation Growth ETF (BUFG)

FT Vest Nasdaq-100® Conservative Buffer ETF - January
QCJA | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Conservative Buffer ETF - January (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QCJA. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Conservative Buffer ETF - January	$97	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.58% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 26.61% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.18%
Changes in other Variables	6.31%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Invesco QQQ TrustSM, Series 1 (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (January 17, 2025 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (1/17/25)
FT Vest Nasdaq-100® Conservative Buffer ETF - January	12.58%	11.67%
Nasdaq-100 Index®	26.61%	22.50%
S&P 500® Index	20.38%	18.00%
Visit www.ftportfolios.com/etf/QCJA for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$82,996,266
Total number of portfolio holdings	5
Total advisory fee paid	$610,663
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.6%
Purchased Options	107.9%
Written Options	(8.4%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QCJA or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QCJA to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest Nasdaq-100® Conservative Buffer ETF - January (QCJA)

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - January
XJAN | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XJAN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.67% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	19.14%
Changes in other Variables	-8.61%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (January 19, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (1/19/24)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	9.67%	9.49%
S&P 500® Index	20.38%	20.90%
Visit www.ftportfolios.com/etf/XJAN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$40,110,446
Total number of portfolio holdings	6
Total advisory fee paid	$398,226
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.6%
Purchased Options	116.8%
Written Options	(17.3%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XJAN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XJAN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN)

FT Vest Nasdaq-100® Moderate
Buffer ETF - February
QMFE | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Moderate Buffer ETF - February (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QMFE. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Moderate Buffer ETF - February	$98	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.35% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 26.61% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	8.72%
Changes in other Variables	8.54%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Invesco QQQ TrustSM, Series 1 (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (February 21, 2025 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (2/21/25)
FT Vest Nasdaq-100® Moderate Buffer ETF - February	16.35%	14.87%
Nasdaq-100 Index®	26.61%	23.37%
S&P 500® Index	20.38%	18.92%
Visit www.ftportfolios.com/fund-documents/etf/QMFE for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$46,916,022
Total number of portfolio holdings	5
Total advisory fee paid	$397,041
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	108.7%
Written Options	(9.4%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QMFE or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QMFE to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest Nasdaq-100® Moderate Buffer ETF - February (QMFE)

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - February
XFEB | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XFEB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.99% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	19.33%
Changes in other Variables	-8.48%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (February 16, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (2/16/24)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	9.99%	9.89%
S&P 500® Index	20.38%	19.93%
Visit www.ftportfolios.com/etf/XFEB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$29,515,905
Total number of portfolio holdings	6
Total advisory fee paid	$320,578
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	118.8%
Written Options	(19.5%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XFEB or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XFEB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB)

FT Vest International Equity Moderate
Buffer ETF - March
YMAR | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest International Equity Moderate Buffer ETF - March (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/YMAR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest International Equity Moderate Buffer ETF - March	$97	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.15% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 21.62% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	8.40%
Changes in other Variables	5.66%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the iShares MSCI EAFE ETF (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (March 19, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (3/19/21)
FT Vest International Equity Moderate Buffer ETF - March	13.15%	6.78%	7.26%
MSCI EAFE Index	21.62%	9.35%	9.90%
Visit www.ftportfolios.com/etf/YMAR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$162,814,835
Total number of portfolio holdings	5
Total advisory fee paid	$1,165,377
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	105.1%
Written Options	(5.8%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/YMAR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/YMAR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares MSCI EAFE ETF, BFA, or MSCI Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the iShares MSCI EAFE ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest International Equity Moderate Buffer ETF - March (YMAR)

FT Vest Nasdaq-100® Buffer ETF - March
QMAR | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Buffer ETF - March (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QMAR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Buffer ETF - March	$100	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 19.77% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 26.61% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.33%
Changes in other Variables	13.35%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Invesco QQQ TrustSM, Series 1 (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (March 19, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (3/19/21)
FT Vest Nasdaq-100® Buffer ETF - March	19.77%	11.28%	12.41%
Nasdaq-100 Index®	26.61%	14.46%	17.30%
S&P 500® Index	20.38%	12.79%	14.80%
Visit www.ftportfolios.com/etf/QMAR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$593,375,447
Total number of portfolio holdings	5
Total advisory fee paid	$4,477,848
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.7%
Purchased Options	109.6%
Written Options	(10.2%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QMAR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QMAR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest Nasdaq-100® Buffer ETF - March (QMAR)

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - March
XMAR | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XMAR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.61% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	19.83%
Changes in other Variables	-7.36%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (March 17, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (3/17/23)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	11.61%	11.70%
S&P 500® Index	20.38%	23.18%
Visit www.ftportfolios.com/etf/XMAR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$154,229,930
Total number of portfolio holdings	6
Total advisory fee paid	$1,341,012
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	129.4%
Written Options	(30.1%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XMAR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XMAR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)

FT Vest Nasdaq-100® Conservative Buffer ETF - April
QCAP | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Conservative Buffer ETF - April (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QCAP. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Conservative Buffer ETF - April	$94	0.90%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.17% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 26.61% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	4.13%
Changes in other Variables	5.94%
Fees and Expenses	-0.90%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Invesco QQQ TrustSM, Series 1 (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (April 19, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (4/19/24)
FT Vest Nasdaq-100® Conservative Buffer ETF - April	9.17%	10.55%
Nasdaq-100 Index®	26.61%	26.93%
S&P 500® Index	20.38%	21.78%
Visit www.ftportfolios.com/etf/QCAP for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$126,149,295
Total number of portfolio holdings	5
Total advisory fee paid	$616,635
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.9%
Purchased Options	107.3%
Written Options	(8.1%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QCAP or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QCAP to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest Nasdaq-100® Conservative Buffer ETF - April (QCAP)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April
XAPR | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XAPR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	$88	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 8.12% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	19.69%
Changes in other Variables	-10.72%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (April 19, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (4/19/24)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	8.12%	11.55%
S&P 500® Index	20.38%	21.78%
Visit www.ftportfolios.com/etf/XAPR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$29,822,394
Total number of portfolio holdings	6
Total advisory fee paid	$350,537
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	116.3%
Written Options	(17.2%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XAPR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XAPR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR)

FT Vest Nasdaq-100® Moderate
Buffer ETF - May
QMMY | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Moderate Buffer ETF - May (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QMMY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Moderate Buffer ETF - May	$96	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 10.45% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 26.61% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	9.03%
Changes in other Variables	2.33%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Invesco QQQ TrustSM, Series 1 (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (May 17, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (5/17/24)
FT Vest Nasdaq-100® Moderate Buffer ETF - May	10.45%	13.43%
Nasdaq-100 Index®	26.61%	23.25%
S&P 500® Index	20.38%	19.07%
Visit www.ftportfolios.com/etf/QMMY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$149,911,424
Total number of portfolio holdings	5
Total advisory fee paid	$842,576
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	103.7%
Written Options	(4.6%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QMMY or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QMMY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest Nasdaq-100® Moderate Buffer ETF - May (QMMY)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May
XMAY | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XMAY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 8.46% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	19.50%
Changes in other Variables	-10.18%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (May 17, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (5/17/24)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	8.46%	9.89%
S&P 500® Index	20.38%	19.07%
Visit www.ftportfolios.com/etf/XMAY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$19,320,115
Total number of portfolio holdings	6
Total advisory fee paid	$168,542
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	112.0%
Written Options	(12.9%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XMAY or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XMAY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY)

FT Vest International Equity Moderate Buffer ETF - June
YJUN | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest International Equity Moderate Buffer ETF - June (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/YJUN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest International Equity Moderate Buffer ETF - June	$96	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 10.95% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 21.62% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.90%
Changes in other Variables	3.96%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the iShares MSCI EAFE ETF (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (June 18, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (6/18/21)
FT Vest International Equity Moderate Buffer ETF - June	10.95%	6.09%	6.34%
MSCI EAFE Index	21.62%	9.35%	9.48%
Visit www.ftportfolios.com/etf/YJUN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$145,571,169
Total number of portfolio holdings	5
Total advisory fee paid	$1,319,931
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	102.2%
Written Options	(3.2%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/YJUN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/YJUN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares MSCI EAFE ETF, BFA, or MSCI Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the iShares MSCI EAFE ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest International Equity Moderate Buffer ETF - June (YJUN)

FT Vest Nasdaq-100® Buffer ETF - June
QJUN | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Buffer ETF - June (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QJUN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Buffer ETF - June	$96	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 10.42% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 26.61% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	10.93%
Changes in other Variables	0.40%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Invesco QQQ TrustSM, Series 1 (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (June 18, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (6/18/21)
FT Vest Nasdaq-100® Buffer ETF - June	10.42%	9.83%	10.56%
Nasdaq-100 Index®	26.61%	14.46%	16.18%
S&P 500® Index	20.38%	12.79%	14.10%
Visit www.ftportfolios.com/etf/QJUN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$715,204,353
Total number of portfolio holdings	5
Total advisory fee paid	$5,576,054
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	104.0%
Written Options	(5.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QJUN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QJUN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest Nasdaq-100® Buffer ETF - June (QJUN)

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - June
XJUN | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XJUN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 8.15% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	19.53%
Changes in other Variables	-10.52%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (July 12, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (7/12/21)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	8.15%	8.49%	8.53%
S&P 500® Index	20.38%	12.79%	13.15%
Visit www.ftportfolios.com/etf/XJUN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$139,189,436
Total number of portfolio holdings	6
Total advisory fee paid	$1,273,908
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	111.9%
Written Options	(12.8%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XJUN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XJUN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)

FT Vest Nasdaq-100® Conservative Buffer ETF - July
QCJL | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Conservative Buffer ETF - July (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QCJL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Conservative Buffer ETF - July	$97	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.52% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 26.61% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.28%
Changes in other Variables	6.15%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Invesco QQQ TrustSM, Series 1 (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (July 19, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (7/19/24)
FT Vest Nasdaq-100® Conservative Buffer ETF - July	12.52%	12.68%
Nasdaq-100 Index®	26.61%	22.29%
S&P 500® Index	20.38%	18.54%
Visit www.ftportfolios.com/etf/QCJL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$100,228,906
Total number of portfolio holdings	5
Total advisory fee paid	$657,337
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	105.3%
Written Options	(6.3%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QCJL or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QCJL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest Nasdaq-100® Conservative Buffer ETF - July (QCJL)

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - July
XJUL | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XJUL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.70% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	19.32%
Changes in other Variables	-8.76%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (July 21, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (7/21/23)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	9.70%	10.21%
S&P 500® Index	20.38%	20.05%
Visit www.ftportfolios.com/etf/XJUL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$42,663,657
Total number of portfolio holdings	6
Total advisory fee paid	$445,366
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	113.5%
Written Options	(14.5%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XJUL or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XJUL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)

FT Vest Nasdaq-100® Moderate
Buffer ETF - August
QMAG | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Moderate Buffer ETF - August (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QMAG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Moderate Buffer ETF - August	$96	0.90%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.13% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 26.61% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	9.04%
Changes in other Variables	5.99%
Fees and Expenses	-0.90%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Invesco QQQ TrustSM, Series 1 (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (August 16, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (8/16/24)
FT Vest Nasdaq-100® Moderate Buffer ETF - August	14.13%	13.51%
Nasdaq-100 Index®	26.61%	23.21%
S&P 500® Index	20.38%	18.72%
Visit www.ftportfolios.com/etf/QMAG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$80,095,196
Total number of portfolio holdings	5
Total advisory fee paid	$522,880
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.2%
Purchased Options	105.6%
Written Options	(6.7%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QMAG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QMAG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest Nasdaq-100® Moderate Buffer ETF - August (QMAG)

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - August
XAUG | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XAUG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.15% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	19.20%
Changes in other Variables	-9.19%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (August 18, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (8/18/23)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	9.15%	9.97%
S&P 500® Index	20.38%	22.04%
Visit www.ftportfolios.com/etf/XAUG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$25,747,093
Total number of portfolio holdings	6
Total advisory fee paid	$280,798
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.2%
Purchased Options	111.7%
Written Options	(12.8%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XAUG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XAUG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)

FT Vest International Equity Moderate Buffer ETF - September
YSEP | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest International Equity Moderate Buffer ETF - September (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/YSEP. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest International Equity Moderate Buffer ETF - September	$97	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.89% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 21.62% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	9.54%
Changes in other Variables	5.26%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the iShares MSCI EAFE ETF (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (September 17, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (9/17/21)
FT Vest International Equity Moderate Buffer ETF - September	13.89%	7.36%
MSCI EAFE Index	21.62%	9.50%
Visit www.ftportfolios.com/etf/YSEP for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$124,813,253
Total number of portfolio holdings	5
Total advisory fee paid	$1,093,451
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	102.5%
Written Options	(2.8%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/YSEP or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/YSEP to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares MSCI EAFE ETF, BFA, or MSCI Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the iShares MSCI EAFE ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest International Equity Moderate Buffer ETF - September (YSEP)

FT Vest Nasdaq-100® Buffer ETF - September
QSPT | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Buffer ETF - September (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QSPT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Buffer ETF - September	$99	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.77% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 26.61% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	12.59%
Changes in other Variables	5.09%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Invesco QQQ TrustSM, Series 1 (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (September 17, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (9/17/21)
FT Vest Nasdaq-100® Buffer ETF - September	16.77%	12.16%
Nasdaq-100 Index®	26.61%	14.97%
S&P 500® Index	20.38%	13.36%
Visit www.ftportfolios.com/etf/QSPT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$648,741,299
Total number of portfolio holdings	5
Total advisory fee paid	$4,878,494
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.3%
Purchased Options	103.0%
Written Options	(3.2%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QSPT or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QSPT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest Nasdaq-100® Buffer ETF - September (QSPT)

FT Vest U.S. Equity Enhance
& Moderate Buffer ETF - September
XSEP | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XSEP. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 8.89% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	18.88%
Changes in other Variables	-9.13%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (September 21, 2022 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (9/21/22)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	8.89%	10.71%
S&P 500® Index	20.38%	21.34%
Visit www.ftportfolios.com/etf/XSEP for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$136,393,453
Total number of portfolio holdings	6
Total advisory fee paid	$983,986
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	119.5%
Written Options	(19.8%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XSEP or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XSEP to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)

FT Vest Nasdaq-100® Conservative Buffer ETF - October

QCOC | Cboe BZX Exchange, Inc.

ANNUAL SHAREHOLDER REPORT | August 31, 2026

This annual shareholder report contains important information about the FT Vest Nasdaq-100® Conservative Buffer ETF - October (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QCOC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Conservative Buffer ETF - October	$95	0.90%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.22% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 26.61% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.74%
Changes in other Variables	5.38%
Fees and Expenses	-0.90%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Invesco QQQ TrustSM, Series 1 (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (October 18, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (10/18/24)
FT Vest Nasdaq-100® Conservative Buffer ETF - October	12.22%	11.74%
Nasdaq-100 Index®	26.61%	22.81%
S&P 500® Index	20.38%	17.01%
Visit www.ftportfolios.com/etf/QCOC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$63,283,031
Total number of portfolio holdings	5
Total advisory fee paid	$607,069
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	106.9%
Written Options	(7.2%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QCOC or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QCOC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest Nasdaq-100® Conservative Buffer ETF - October (QCOC)

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - October
XOCT | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XOCT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.96% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	19.20%
Changes in other Variables	-8.38%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (October 20, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (10/20/23)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	9.96%	10.30%
S&P 500® Index	20.38%	24.88%
Visit www.ftportfolios.com/etf/XOCT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$73,314,408
Total number of portfolio holdings	6
Total advisory fee paid	$699,170
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	119.9%
Written Options	(20.2%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XOCT or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XOCT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT)

FT Vest Nasdaq-100® Moderate
Buffer ETF - November
QMNV | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Moderate Buffer ETF - November (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QMNV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Moderate Buffer ETF - November	$99	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.61% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 26.61% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	8.91%
Changes in other Variables	8.61%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Invesco QQQ TrustSM, Series 1 (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 15, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (11/15/24)
FT Vest Nasdaq-100® Moderate Buffer ETF - November	16.61%	15.12%
Nasdaq-100 Index®	26.61%	23.62%
S&P 500® Index	20.38%	17.67%
Visit www.ftportfolios.com/etf/QMNV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$46,007,961
Total number of portfolio holdings	5
Total advisory fee paid	$471,109
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.5%
Purchased Options	107.2%
Written Options	(7.6%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QMNV or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QMNV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest Nasdaq-100® Moderate Buffer ETF - November (QMNV)

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - November
XNOV | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XNOV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 10.97% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	19.49%
Changes in other Variables	-7.66%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 17, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (11/17/23)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	10.97%	10.27%
S&P 500® Index	20.38%	22.62%
Visit www.ftportfolios.com/etf/XNOV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$57,373,102
Total number of portfolio holdings	6
Total advisory fee paid	$254,293
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.5%
Purchased Options	122.4%
Written Options	(22.8%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XNOV or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XNOV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV)

FT Vest International Equity Moderate
Buffer ETF - December
YDEC | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest International Equity Moderate Buffer ETF - December (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/YDEC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest International Equity Moderate Buffer ETF - December	$95	0.90%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.01% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 21.62% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.41%
Changes in other Variables	4.50%
Fees and Expenses	-0.90%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the iShares MSCI EAFE ETF (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (December 18, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (12/18/20)
FT Vest International Equity Moderate Buffer ETF - December	11.01%	5.26%	6.18%
MSCI EAFE Index	21.62%	9.35%	10.41%
Visit www.ftportfolios.com/etf/YDEC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$168,007,089
Total number of portfolio holdings	5
Total advisory fee paid	$1,127,404
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.6%
Purchased Options	103.1%
Written Options	(3.6%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/YDEC or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/YDEC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares MSCI EAFE ETF, BFA, or MSCI Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the iShares MSCI EAFE ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest International Equity Moderate Buffer ETF - December (YDEC)

FT Vest Nasdaq-100® Buffer ETF - December
QDEC | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Buffer ETF - December (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QDEC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Buffer ETF - December	$100	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 20.17% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 26.61% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	13.13%
Changes in other Variables	7.95%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Invesco QQQ TrustSM, Series 1 (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (December 18, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (12/18/20)
FT Vest Nasdaq-100® Buffer ETF - December	20.17%	9.94%	11.14%
Nasdaq-100 Index®	26.61%	14.46%	16.73%
S&P 500® Index	20.38%	12.79%	15.27%
Visit www.ftportfolios.com/etf/QDEC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$702,812,384
Total number of portfolio holdings	5
Total advisory fee paid	$5,499,455
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.5%
Purchased Options	104.1%
Written Options	(4.5%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QDEC or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QDEC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest Nasdaq-100® Buffer ETF - December (QDEC)

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - December
XDEC | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XDEC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.90% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	19.19%
Changes in other Variables	-8.43%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (December 17, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (12/17/21)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	9.90%	8.02%
S&P 500® Index	20.38%	13.03%
Visit www.ftportfolios.com/etf/XDEC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$203,911,956
Total number of portfolio holdings	6
Total advisory fee paid	$1,577,102
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.6%
Purchased Options	118.1%
Written Options	(18.6%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XDEC or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XDEC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)

FT Vest Laddered International Moderate Buffer ETF
BUFY | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Laddered International Moderate Buffer ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Laddered International Moderate Buffer ETF	$11(1)	0.10%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.05% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 21.62% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	8.31%
Changes in other Variables	4.74%
Fees and Expenses**	-1.00%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options (“FLEX Options”) held by the funds in the Fund’s portfolio that reference the price performance of the iShares MSCI EAFE ETF (the “Reference Asset”).
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (September 25, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (9/25/24)
FT Vest Laddered International Moderate Buffer ETF	12.05%	10.05%
MSCI EAFE Index	21.62%	18.52%
Visit www.ftportfolios.com/etf/BUFY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$163,155,558
Total number of portfolio holdings	5
Total advisory fee paid	$84,398
Portfolio turnover rate	1%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	100.0%
Money Market Funds	0.0%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares MSCI EAFE ETF, BFA, or MSCI Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or results to be obtained by the Fund, shareholders or any other person or entity from use of the iShares MSCI EAFE ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund.
FT Vest Laddered International Moderate Buffer ETF (BUFY)

FT Vest Laddered Buffer ETF
BUFR | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Laddered Buffer ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Laddered Buffer ETF	$11(1)	0.10%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.13% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	9.32%
Changes in other Variables	5.76%
Fees and Expenses**	-0.95%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options            (“FLEX Options”) held by the funds in the Fund’s portfolio reference the price performance of the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”).
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (August 10, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (8/10/20)
FT Vest Laddered Buffer ETF	14.13%	9.93%	10.84%
S&P 500® Index	20.38%	12.79%	16.31%
Visit www.ftportfolios.com/etf/BUFR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$10,513,734,347
Total number of portfolio holdings	13
Total advisory fee paid	$8,515,433
Portfolio turnover rate	1%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	99.9%
Money Market Funds	0.1%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or results to be obtained by the Fund, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund.
FT Vest Laddered Buffer ETF (BUFR)

FT Vest Laddered Deep Buffer ETF
BUFD | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Laddered Deep Buffer ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFD. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Laddered Deep Buffer ETF	$12(1)	0.11%(1) (2)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
(2)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.10%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.40% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.03%
Changes in other Variables	5.33%
Fees and Expenses**	-0.96%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options            (“FLEX Options”) held by the funds in the Fund’s portfolio reference the price performance of the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”).
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (January 20, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (1/20/21)
FT Vest Laddered Deep Buffer ETF	11.40%	7.68%	7.61%
S&P 500® Index	20.38%	12.79%	14.74%
Visit www.ftportfolios.com/etf/BUFD for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$2,045,939,691
Total number of portfolio holdings	13
Total advisory fee paid	$1,715,119
Portfolio turnover rate	1%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	99.9%
Money Market Funds	0.1%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFD to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or results to be obtained by the Fund, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund.
FT Vest Laddered Deep Buffer ETF (BUFD)

FT Vest Laddered Nasdaq Buffer ETF
BUFQ | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Laddered Nasdaq Buffer ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFQ. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Laddered Nasdaq Buffer ETF	$12(1)	0.11%(1) (2)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
(2)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.10%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.66% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 26.61% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	11.00%
Changes in other Variables	6.67%
Fees and Expenses**	-1.01%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options (“FLEX Options”) held by the funds in the Fund’s portfolio that reference the price performance of the Invesco QQQ TrustSM, Series 1 (the “Reference Asset”).
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (June 15, 2022 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (6/15/22)
FT Vest Laddered Nasdaq Buffer ETF	16.66%	17.04%
Nasdaq-100 Index®	26.61%	25.76%
S&P 500® Index	20.38%	19.97%
Visit www.ftportfolios.com/etf/BUFQ for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$1,612,190,896
Total number of portfolio holdings	5
Total advisory fee paid	$1,268,184
Portfolio turnover rate	2%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	100.0%
Money Market Funds	0.0%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFQ to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. or their affiliates. Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX  Options. Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. or their affiliates have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest Laddered Nasdaq Buffer ETF (BUFQ)

FT Vest Laddered Enhance & Moderate Buffer ETF
BUFX | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Laddered Enhance & Moderate Buffer ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Laddered Enhance & Moderate Buffer ETF	$10(1)	0.10%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.51% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	19.36%
Changes in other Variables	-8.89%
Fees and Expenses**	-0.96%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options            (“FLEX Options”) held by the funds in the Fund’s portfolio reference the price performance of the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”).
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (June 24, 2025 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (6/24/25)
FT Vest Laddered Enhance & Moderate Buffer ETF	9.51%	10.18%
S&P 500® Index	20.38%	23.07%
Visit www.ftportfolios.com/etf/BUFX for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$16,919,486
Total number of portfolio holdings	13
Total advisory fee paid	$10,003
Portfolio turnover rate	1%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	99.9%
Money Market Funds	0.1%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or results to be obtained by the Fund, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund.
FT Vest Laddered Enhance & Moderate Buffer ETF (BUFX)

FT Vest U.S. Equity
Moderate Buffer ETF - January
GJAN | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - January (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GJAN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - January	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.92% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.70%
Changes in other Variables	5.08%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (January 20, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (1/20/23)
FT Vest U.S. Equity Moderate Buffer ETF - January	11.92%	12.43%
S&P 500® Index	20.38%	21.72%
Visit www.ftportfolios.com/etf/GJAN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$438,611,271
Total number of portfolio holdings	5
Total advisory fee paid	$3,527,290
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.6%
Purchased Options	103.6%
Written Options	(4.1%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GJAN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GJAN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)

FT Vest U.S. Equity
Moderate Buffer ETF - February
GFEB | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - February (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GFEB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - February	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.31% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.20%
Changes in other Variables	5.97%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (February 17, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (2/17/23)
FT Vest U.S. Equity Moderate Buffer ETF - February	12.31%	12.82%
S&P 500® Index	20.38%	21.27%
Visit www.ftportfolios.com/etf/GFEB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$381,623,365
Total number of portfolio holdings	5
Total advisory fee paid	$2,926,602
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.7%
Purchased Options	104.6%
Written Options	(5.2%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GFEB or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GFEB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)

FT Vest U.S. Small Cap
Moderate Buffer ETF - February
SFEB | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Small Cap Moderate Buffer ETF - February (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/SFEB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Small Cap Moderate Buffer ETF - February	$99	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 17.81% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Russell 2000® Index, which returned 26.46% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	11.17%
Changes in other Variables	7.55%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the iShares Russell 2000 ETF (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (February 16, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (2/16/24)
FT Vest U.S. Small Cap Moderate Buffer ETF - February	17.81%	12.18%
Russell 2000® Index	26.46%	17.45%
Russell 3000® Index	20.10%	19.46%
Visit www.ftportfolios.com/etf/SFEB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$129,643,072
Total number of portfolio holdings	5
Total advisory fee paid	$907,231
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.7%
Purchased Options	103.2%
Written Options	(3.8%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/SFEB or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/SFEB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares Russell 2000 ETF, BFA, or Russell (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the iShares Russell 2000 ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Small Cap Moderate Buffer ETF - February (SFEB)

FT Vest U.S. Equity Buffer & Premium Income ETF - March
XIMR | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer & Premium Income ETF - March (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XIMR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer & Premium Income ETF - March	$89	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.80% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	1.52%
Changes in other Variables	7.14%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (March 18, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (3/18/24)
FT Vest U.S. Equity Buffer & Premium Income ETF - March	7.80%	7.53%
S&P 500® Index	20.38%	19.21%
Visit www.ftportfolios.com/etf/XIMR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2026 distributions, including any return of capital, will be made after the end of 2026 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$29,938,532
Total number of portfolio holdings	12
Total advisory fee paid	$291,600
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
U.S. Treasury Bills	4.1%
Money Market Funds	1.4%
Purchased Options	116.1%
Written Options	(21.5%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XIMR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s target income level was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XIMR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)

FT Vest U.S. Equity
Moderate Buffer ETF - March
GMAR | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - March (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GMAR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - March	$92	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.43% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	4.61%
Changes in other Variables	9.68%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (March 17, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (3/17/23)
FT Vest U.S. Equity Moderate Buffer ETF - March	13.43%	12.90%
S&P 500® Index	20.38%	23.18%
Visit www.ftportfolios.com/etf/GMAR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$399,022,620
Total number of portfolio holdings	5
Total advisory fee paid	$3,325,077
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.7%
Purchased Options	108.5%
Written Options	(9.1%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GMAR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GMAR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)

FT Vest U.S. Equity
Moderate Buffer ETF - April
GAPR | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - April (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GAPR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - April	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.14% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	4.57%
Changes in other Variables	5.43%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (April 21, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (4/21/23)
FT Vest U.S. Equity Moderate Buffer ETF - April	9.14%	11.26%
S&P 500® Index	20.38%	21.90%
Visit www.ftportfolios.com/etf/GAPR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$294,262,919
Total number of portfolio holdings	5
Total advisory fee paid	$2,248,273
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	104.0%
Written Options	(4.7%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GAPR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GAPR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)

FT Vest U.S. Equity
Moderate Buffer ETF - May
GMAY | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - May (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GMAY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - May	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.70% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	6.79%
Changes in other Variables	3.77%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (May 19, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (5/19/23)
FT Vest U.S. Equity Moderate Buffer ETF - May	9.70%	12.11%
S&P 500® Index	20.38%	21.89%
Visit www.ftportfolios.com/etf/GMAY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$516,658,929
Total number of portfolio holdings	5
Total advisory fee paid	$3,075,888
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.9%
Purchased Options	102.5%
Written Options	(3.3%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GMAY or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GMAY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)

FT Vest U.S. Small Cap
Moderate Buffer ETF - May
SMAY | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Small Cap Moderate Buffer ETF - May (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/SMAY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Small Cap Moderate Buffer ETF - May	$97	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.69% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Russell 2000® Index, which returned 26.46% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	8.47%
Changes in other Variables	6.13%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the iShares Russell 2000 ETF (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (May 19, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (5/19/23)
FT Vest U.S. Small Cap Moderate Buffer ETF - May	13.69%	11.23%
Russell 2000® Index	26.46%	18.44%
Russell 3000® Index	20.10%	21.56%
Visit www.ftportfolios.com/etf/SMAY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$112,478,968
Total number of portfolio holdings	5
Total advisory fee paid	$869,154
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.9%
Purchased Options	103.2%
Written Options	(4.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/SMAY or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/SMAY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares Russell 2000 ETF, BFA, or Russell (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the iShares Russell 2000 ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)

FT Vest U.S. Equity Buffer & Premium Income ETF - June
XIJN | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer & Premium Income ETF - June (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XIJN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer & Premium Income ETF - June	$32(1)	0.31%(1)
(1)	Includes the reimbursement by the sub-advisor. If this reimbursement was not included, the amounts shown would be $89 and 0.85%, respectively.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 6.77% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	1.97%
Changes in other Variables	5.11%
Fees and Expenses	-0.31%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (June 21, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (6/21/24)
FT Vest U.S. Equity Buffer & Premium Income ETF - June	6.77%	7.28%
S&P 500® Index	20.38%	18.28%
Visit www.ftportfolios.com/etf/XIJN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2026 distributions, including any return of capital, will be made after the end of 2026 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$52,576,879
Total number of portfolio holdings	16
Total advisory fee paid	$341,238
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
U.S. Treasury Bills	6.0%
Money Market Funds	0.8%
Purchased Options	104.6%
Written Options	(11.3%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XIJN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s target income level was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XIJN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)

FT Vest U.S. Equity
Moderate Buffer ETF - June
GJUN | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - June (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GJUN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - June	$90	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.19% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	5.90%
Changes in other Variables	4.15%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (June 16, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (6/16/23)
FT Vest U.S. Equity Moderate Buffer ETF - June	9.19%	11.15%
S&P 500® Index	20.38%	20.49%
Visit www.ftportfolios.com/etf/GJUN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$534,738,611
Total number of portfolio holdings	5
Total advisory fee paid	$3,197,952
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	102.8%
Written Options	(3.7%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GJUN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GJUN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)

FT Vest U.S. Equity
Moderate Buffer ETF - July
GJUL | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - July (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GJUL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - July	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.58% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.08%
Changes in other Variables	5.36%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (July 21, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (7/21/23)
FT Vest U.S. Equity Moderate Buffer ETF - July	11.58%	12.63%
S&P 500® Index	20.38%	20.05%
Visit www.ftportfolios.com/etf/GJUL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$409,640,781
Total number of portfolio holdings	5
Total advisory fee paid	$3,708,899
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	103.3%
Written Options	(4.3%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GJUL or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GJUL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)

FT Vest U.S. Equity
Moderate Buffer ETF - August
GAUG | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - August (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GAUG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - August	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.08% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.27%
Changes in other Variables	4.67%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (August 18, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (8/18/23)
FT Vest U.S. Equity Moderate Buffer ETF - August	11.08%	12.21%
S&P 500® Index	20.38%	22.04%
Visit www.ftportfolios.com/etf/GAUG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$389,485,512
Total number of portfolio holdings	5
Total advisory fee paid	$2,581,055
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	103.2%
Written Options	(4.2%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GAUG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GAUG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)

FT Vest U.S. Small Cap
Moderate Buffer ETF - August
SAUG | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Small Cap Moderate Buffer ETF - August (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/SAUG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Small Cap Moderate Buffer ETF - August	$97	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.91% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Russell 2000® Index, which returned 26.46% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	8.30%
Changes in other Variables	5.52%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the iShares Russell 2000 ETF (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (August 18, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (8/18/23)
FT Vest U.S. Small Cap Moderate Buffer ETF - August	12.91%	11.70%
Russell 2000® Index	26.46%	18.09%
Russell 3000® Index	20.10%	21.63%
Visit www.ftportfolios.com/etf/SAUG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$117,187,288
Total number of portfolio holdings	5
Total advisory fee paid	$926,240
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.2%
Purchased Options	103.9%
Written Options	(5.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/SAUG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/SAUG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares Russell 2000 ETF, BFA, or Russell (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the iShares Russell 2000 ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)

FT Vest U.S. Equity
Buffer & Premium Income ETF - September
XISE | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer & Premium Income ETF - September (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XISE. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer & Premium Income ETF - September	$89	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 6.26% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	2.69%
Changes in other Variables	4.43%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (September 15, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (9/15/23)
FT Vest U.S. Equity Buffer & Premium Income ETF - September	6.26%	6.63%
S&P 500® Index	20.38%	21.86%
Visit www.ftportfolios.com/etf/XISE for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2026 distributions, including any return of capital, will be made after the end of 2026 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$35,771,649
Total number of portfolio holdings	6
Total advisory fee paid	$415,373
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
U.S. Treasury Bills	0.5%
Money Market Funds	0.8%
Purchased Options	114.2%
Written Options	(15.4%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XISE or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s target income level was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XISE to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE)

FT Vest U.S. Equity
Moderate Buffer ETF - September
GSEP | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - September (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GSEP. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - September	$90	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.06% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.84%
Changes in other Variables	4.07%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (September 15, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (9/15/23)
FT Vest U.S. Equity Moderate Buffer ETF - September	11.06%	11.72%
S&P 500® Index	20.38%	21.86%
Visit www.ftportfolios.com/etf/GSEP for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$342,175,644
Total number of portfolio holdings	5
Total advisory fee paid	$3,559,847
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.2%
Purchased Options	103.7%
Written Options	(3.9%)
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GSEP or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GSEP to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Moderate Buffer ETF - September (GSEP)

FT Vest U.S. Equity
Moderate Buffer ETF - October
GOCT | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - October (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GOCT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - October	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.70% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	8.06%
Changes in other Variables	5.50%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (October 20, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (10/20/23)
FT Vest U.S. Equity Moderate Buffer ETF - October	12.70%	12.42%
S&P 500® Index	20.38%	24.88%
Visit www.ftportfolios.com/etf/GOCT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$264,085,866
Total number of portfolio holdings	5
Total advisory fee paid	$2,508,479
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	103.9%
Written Options	(4.2%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GOCT or upon request at 1-800-621-1675 or info@ftportfolios.com.
On October 19, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of each new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GOCT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Moderate Buffer ETF - October (GOCT)

FT Vest U.S. Equity
Moderate Buffer ETF - November
GNOV | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - November (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GNOV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - November	$92	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.82% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.68%
Changes in other Variables	7.00%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 17, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (11/17/23)
FT Vest U.S. Equity Moderate Buffer ETF - November	13.82%	12.58%
S&P 500® Index	20.38%	22.62%
Visit www.ftportfolios.com/etf/GNOV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$296,413,121
Total number of portfolio holdings	5
Total advisory fee paid	$2,471,856
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.5%
Purchased Options	104.9%
Written Options	(5.3%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GNOV or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GNOV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Moderate Buffer ETF - November (GNOV)

FT Vest U.S. Small Cap
Moderate Buffer ETF - November
SNOV | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Small Cap Moderate Buffer ETF - November (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/SNOV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Small Cap Moderate Buffer ETF - November	$97	0.91%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.40% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Russell 2000® Index, which returned 26.46% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	11.48%
Changes in other Variables	2.83%
Fees and Expenses	-0.91%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the iShares Russell 2000 ETF (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 17, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (11/17/23)
FT Vest U.S. Small Cap Moderate Buffer ETF - November	13.40%	12.16%
Russell 2000® Index	26.46%	21.15%
Russell 3000® Index	20.10%	22.37%
Visit www.ftportfolios.com/etf/SNOV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$114,130,678
Total number of portfolio holdings	5
Total advisory fee paid	$1,043,719
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	107.6%
Written Options	(7.9%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/SNOV or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/SNOV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares Russell 2000 ETF, BFA, or Russell (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the iShares Russell 2000 ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Small Cap Moderate Buffer ETF - November (SNOV)

FT Vest U.S. Equity
Buffer & Premium Income ETF - December
XIDE | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer & Premium Income ETF - December (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XIDE. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer & Premium Income ETF - December	$79(1)	0.76%(1)
(1)	Includes extraordinary expenses and reimbursement by the sub-advisor. If these extraordinary expenses and reimbursement were not included, the amounts shown would be $88 and 0.85%, respectively.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 6.67% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	2.56%
Changes in other Variables	4.87%
Fees and Expenses	-0.76%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (December 15, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (12/15/23)
FT Vest U.S. Equity Buffer & Premium Income ETF - December	6.67%	6.88%
S&P 500® Index	20.38%	21.26%
Visit www.ftportfolios.com/etf/XIDE for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2026 distributions, including any return of capital, will be made after the end of 2026 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$22,823,055
Total number of portfolio holdings	8
Total advisory fee paid	$200,807
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
U.S. Treasury Bills	2.0%
Money Market Funds	1.1%
Purchased Options	111.5%
Written Options	(14.5%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XIDE or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s target income level was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XIDE to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE)

FT Vest U.S. Equity
Moderate Buffer ETF - December
GDEC | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - December (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GDEC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - December	$91	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.51% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	7.98%
Changes in other Variables	5.39%
Fees and Expenses	-0.86%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”) . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (December 15, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (12/15/23)
FT Vest U.S. Equity Moderate Buffer ETF - December	12.51%	11.79%
S&P 500® Index	20.38%	21.26%
Visit www.ftportfolios.com/etf/GDEC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$427,760,438
Total number of portfolio holdings	5
Total advisory fee paid	$3,369,790
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.6%
Purchased Options	103.8%
Written Options	(4.3%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GDEC or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2026, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GDEC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
FT Vest U.S. Equity Moderate Buffer ETF - December (GDEC)

FT Vest Laddered Moderate Buffer ETF
BUFZ | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Laddered Moderate Buffer ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFZ. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Laddered Moderate Buffer ETF	$11(1)	0.10%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.40% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	6.89%
Changes in other Variables	5.46%
Fees and Expenses**	-0.95%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options            (“FLEX Options”) held by the funds in the Fund’s portfolio reference the price performance of the State Street® SPDR® S&P 500® ETF Trust (the “Reference Asset”).
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (October 25, 2023 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (10/25/23)
FT Vest Laddered Moderate Buffer ETF	11.40%	13.52%
S&P 500® Index	20.38%	25.40%
Visit www.ftportfolios.com/etf/BUFZ for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$1,056,603,442
Total number of portfolio holdings	13
Total advisory fee paid	$838,225
Portfolio turnover rate	1%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	99.9%
Money Market Funds	0.1%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFZ to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or results to be obtained by the Fund, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund.
FT Vest Laddered Moderate Buffer ETF (BUFZ)

FT Vest Laddered Small Cap Moderate Buffer ETF
BUFS | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the FT Vest Laddered Small Cap Moderate Buffer ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFS. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Laddered Small Cap Moderate Buffer ETF	$11(1)	0.10%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.28% for the twelve months ended August 31, 2026. The Fund underperformed its benchmark, the Russell 2000® Index, which returned 26.46% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	9.85%
Changes in other Variables	5.44%
Fees and Expenses**	-1.01%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options (“FLEX Options”) held by the funds in the Fund’s portfolio that reference the price performance of the iShares Russell 2000 ETF (the “Reference Asset”).
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset . The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (May 29, 2024 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (5/29/24)
FT Vest Laddered Small Cap Moderate Buffer ETF	14.28%	11.19%
Russell 2000® Index	26.46%	19.51%
Russell 3000® Index	20.10%	19.59%
Visit www.ftportfolios.com/etf/BUFS for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$190,348,824
Total number of portfolio holdings	5
Total advisory fee paid	$133,754
Portfolio turnover rate	1%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	99.9%
Money Market Funds	0.1%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFS to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares Russell 2000 ETF, BFA, or Russell (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or results to be obtained by the Fund, shareholders or any other person or entity from use of the iShares Russell 2000 ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund.
FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)

First Trust SkyBridge
Crypto Industry and Digital Economy ETF
CRPT | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/CRPT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust SkyBridge Crypto Industry and Digital Economy ETF	$74	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned -28.43% for the 12 months ended August 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.38% for the same Period.
This underperformance was driven by the Fund’s exposure to crypto industry equities (for example, Strategy, Inc.) and Bitcoin exchange-traded-products (for example, the iShares Bitcoin Trust ETF) that experienced a decrease in value driven by crypto industry weakness and Bitcoin’s decrease in price over the Period.
FUND PERFORMANCE (September 20, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (9/20/21)
First Trust SkyBridge Crypto Industry and Digital Economy ETF	-28.43%	-4.19%
S&P 500® Index	20.38%	13.77%
Visit www.ftportfolios.com/etf/CRPT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$110,545,007
Total number of portfolio holdings	24
Total advisory fee paid	$971,478
Portfolio turnover rate	299%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments (excluding repurchase agreements held as collateral for securities lending arrangements) of the Fund.
Top Ten Holdings
Metaplanet, Inc.	12.2%
Robinhood Markets, Inc., Class A	8.5%
iShares Bitcoin Trust ETF	5.1%
Fidelity Wise Origin Bitcoin Fund	4.7%
Galaxy Digital, Inc., Class A	4.6%
Strive, Inc., Class A	4.5%
Strategy, Inc.	4.5%
Coinbase Global, Inc., Class A	4.4%
JPMorgan Chase & Co.	4.4%
Visa, Inc., Class A	4.4%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/CRPT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)

First Trust Multi-Manager
Small Cap Opportunities ETF
MMSC | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/MMSC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Multi-Manager Small Cap Opportunities ETF	$107	0.95%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 26.11% for the 12 months ended August 31, 2026. The Fund outperformed its benchmark, the Russell 2000® Growth Index, which returned 23.25% for the same Period.
Outperformance versus the benchmark was driven in part by off-benchmark positions in MACOM Technology Solutions Holdings, Inc., Ciena Corporation and Lumentum Holdings Inc., which were among the largest contributors to relative performance as the stocks rallied significantly on AI-driven optimism. Security selection within the Healthcare sector was another contributor to relative performance, as the Fund’s holdings outperformed those in the benchmark. Some of the larger contributors in the sector included overweight positions in Crinetics Pharmaceuticals, Inc., Twist Bioscience Corporation and Spyre Therapeutics, Inc., which outperformed the benchmark. On the other hand, the largest detractor from relative performance was security selection within the Consumer Discretionary sector, where the Fund’s holdings declined meaningfully more than those in the benchmark.
FUND PERFORMANCE (October 13, 2021 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	Since Inception (10/13/21)
First Trust Multi-Manager Small Cap Opportunities ETF	26.11%	6.92%
Russell 2000® Growth Index	23.25%	5.77%
Russell 3000® Index	20.10%	12.80%
Visit www.ftportfolios.com/etf/MMSC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$52,944,993
Total number of portfolio holdings	203
Total advisory fee paid	$400,169
Portfolio turnover rate	110%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Twist Bioscience Corp.	1.8%
JFrog Ltd.	1.7%
Xometry, Inc., Class A	1.6%
Travere Therapeutics, Inc.	1.6%
Zeta Global Holdings Corp., Class A	1.5%
FirstCash Holdings, Inc.	1.4%
Guardant Health, Inc.	1.2%
VSE Corp.	1.2%
Praxis Precision Medicines, Inc.	1.1%
Protagonist Therapeutics, Inc.	1.0%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/MMSC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)

First Trust Smith Opportunistic
Fixed Income ETF
FIXD | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust Smith Opportunistic Fixed Income ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FIXD. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Smith Opportunistic Fixed Income ETF	$66(1)	0.65%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 1.92% for the 12 months ended August 31, 2026. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 1.89% for the same Period.
This outperformance was primarily attributable to security selection, specifically within the corporate credit sector. The overweight allocation to the industrials sector in addition to an overweight exposure to preferred securities proved to be a tailwind for performance.
Throughout the Period, the Fund maintained an overweight position to corporate credit, leveraging the team’s core competency and competitive advantage in this sector. This overweight allocation, coupled with accretive security selection, proved to be the primary drivers of outperformance during the Period. The Fund’s performance detractors were driven by underweight positions in the securitized and government-related sectors. Both the securitized and government-related sectors outperformed during the Period and the Fund’s underweight exposure to these areas of the market proved to be a modest detractor. The 2026 summer “sell-off” in rates, likely induced by the conflict in the Middle East, further detracted from performance as the overweight exposure of the Fund to interest rate exposure became a headwind.
The Fund is positioned defensively, with an overweight duration posturing intended to ballast the credit positioning which remains overweight relative to the benchmark. Credit in the aggregate is skewed towards lower maturity profiles, seeking what the team believes are favorable positions along the yield curve that offer what the team believes are attractive risk-adjusted returns. Liquidity is thematic to the portfolio at this juncture, with the Fund favoring higher quality names with healthy fundamentals that also display ample volume from a trading perspective. In an environment where spreads are historically tight and narratives can turn quickly, the team believes positive outcomes will continue to be driven by disciplined security selection and the flexibility to take advantage of potential opportunities when they arise.
FUND PERFORMANCE (February 14, 2017 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (2/14/17)
First Trust Smith Opportunistic Fixed Income ETF	1.92%	-0.78%	1.75%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.77%
Visit www.ftportfolios.com/etf/FIXD for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$3,202,331,540
Total number of portfolio holdings	420
Total advisory fee paid	$21,789,809
Portfolio turnover rate	163%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
U.S. Treasury Note, 4.38%, 05/15/36	5.0%
U.S. Treasury Note, 4.63%, 08/15/36	4.3%
U.S. Treasury Bond, 4.63%, 11/15/45	3.4%
U.S. Treasury Bond, 5.00%, 05/15/56	2.7%
U.S. Treasury Bond, 4.63%, 11/15/55	2.6%
U.S. Treasury Bond, 4.88%, 08/15/45	2.4%
U.S. Treasury Note, 4.13%, 10/31/29	2.2%
U.S. Treasury Bond, 5.13%, 08/15/56	1.3%
U.S. Treasury Note, 4.38%, 07/31/31	1.0%
Boeing (The) Co., 7.01%, 05/01/64	1.0%
Credit Quality (1)
(1) Credit Quality is a measure of credit worthiness and risk of a bond or portfolio, based on the issuer’s financial condition. AAA/Aaa is the highest and D is lowest. If applicable, the Pre-Refunded/Agency category includes bonds which are deemed high-quality investment-grade by the Advisor. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. Composite Rating Source: Bloomberg L.P., ratings presented are a blend of a security’s Moody’s, S&P, Fitch and DBRS ratings. The rating agencies are evenly weighted when calculating the composite. Ratings presented may differ when viewed on an agency-by-agency basis.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FIXD to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Smith Opportunistic Fixed Income ETF (FIXD)

First Trust Smith Unconstrained Bond ETF
UCON | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust Smith Unconstrained Bond ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/UCON. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Smith Unconstrained Bond ETF	$86(1)	0.85%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 2.60% for the 12 months ended August 31, 2026. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 1.89% for the same Period.
This outperformance was primarily attributable to security selection, specifically within the corporate credit sector. The overweight allocation to the industrials sector in addition to an overweight exposure to preferred securities proved to be a tailwind for performance.
Throughout the Period, the Fund maintained an overweight position to corporate credit, leveraging the team’s core competency and competitive advantage in this sector. This overweight allocation, coupled with accretive security selection proved to be the primary drivers of outperformance during the Period. The 2026 summer “sell-off” in rates, likely induced by the conflict in the Middle East, proved to be a tailwind for the Fund relative to the benchmark, given the underweight exposure to duration. The Fund’s performance detractors were primarily driven by underweight positions in the securitized and government-related sectors. Both the securitized and government-related sectors outperformed during the Period and the Fund’s underweight exposure to these areas of the market proved to be a modest detractor.
The Fund is positioned defensively, with a duration posturing that sits on the higher end of where it has been positioned in the past year. Credit in the aggregate is skewed towards lower maturity profiles, seeking what the team believes are favorable positions along the yield curve that offer what the team believes are attractive risk-adjusted returns. Liquidity is thematic to the portfolio at this juncture, with the Fund favoring higher quality names showcasing healthy fundamentals that also display ample volume from a trading perspective. In an environment where spreads are historically tight and narratives can turn quickly, the team believes positive outcomes will continue to be driven by disciplined security selection and the flexibility to take advantage of potential opportunities when they arise.
FUND PERFORMANCE (June 4, 2018 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (6/4/18)
First Trust Smith Unconstrained Bond ETF	2.60%	2.67%	3.58%
ICE BofA US 3-Month Treasury Bill Index	3.71%	3.65%	2.71%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.90%
Visit www.ftportfolios.com/etf/UCON for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$3,289,845,362
Total number of portfolio holdings	438
Total advisory fee paid	$26,959,956
Portfolio turnover rate	155%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
U.S. Treasury Note, 4.63%, 08/15/36	2.9%
U.S. Treasury Note, 4.25%, 07/31/28	2.4%
U.S. Treasury Bond, 5.00%, 05/15/56	2.2%
U.S. Treasury Bond, 4.63%, 11/15/45	2.1%
U.S. Treasury Note, 4.38%, 05/15/36	2.1%
U.S. Treasury Note, 4.00%, 05/31/28	1.9%
U.S. Treasury Note, 4.13%, 06/30/31	1.6%
U.S. Treasury Note, 4.38%, 07/31/31	1.4%
U.S. Treasury Bond, 5.13%, 08/15/56	1.2%
Federal National Mortgage Association, BM7755, 4.00%, 06/01/64	0.9%
Credit Quality (1)
(1) Credit Quality is a measure of credit worthiness and risk of a bond or portfolio, based on the issuer’s financial condition. AAA/Aaa is the highest and D is lowest. If applicable, the Pre-Refunded/Agency category includes bonds which are deemed high-quality investment-grade by the Advisor. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. Composite Rating Source: Bloomberg L.P., ratings presented are a blend of a security’s Moody’s, S&P, Fitch and DBRS ratings. The rating agencies are evenly weighted when calculating the composite. Ratings presented may differ when viewed on an agency-by-agency basis.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/UCON to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Smith Unconstrained Bond ETF (UCON)

First Trust Securitized Plus ETF
DEED | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the First Trust Securitized Plus ETF (the “Fund”) for the year of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DEED. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Securitized Plus ETF	$70(1)	0.69%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 3.57% for the 12 months ended August 31, 2026. The Fund outperformed its benchmark, the Bloomberg U.S. Mortgage-Backed Securities Index, which returned 3.02% for the same Period.
The outperformance of the Fund was due to several factors:
  The Fund generated a greater level of income than its benchmark.
  The Fund’s out-of-benchmark allocation to Non-Agency Securitized Credit, particularly Non-Agency Residential Mortgage-Backed Securities, was a strong driver of outperformance as the sector provided both strong income and spread return.
  The Fund added exposure to out-of-benchmark Agency Commercial Mortgage-Backed Interest-Only Securities, which helped drive outperformance.
  Derivatives are typically used to manage interest rate risk.  Overall, the usage of derivatives was detrimental to the Fund’s return as the Fund generally maintained a longer duration compared to the benchmark, which negatively impacted performance as yields moved higher across the curve.
FUND PERFORMANCE (April 29, 2020 to August 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2026)	1 Year	5 Year	Since Inception (4/29/20)
First Trust Securitized Plus ETF	3.57%	0.12%	1.15%
Bloomberg U.S. Mortgage-Backed Securities Index	3.02%	0.22%	0.21%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	0.04%
Visit www.ftportfolios.com/etf/DEED for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of August 31, 2026)
Fund net assets	$63,173,858
Total number of portfolio holdings	112
Total advisory fee paid	$497,996
Portfolio turnover rate	109%
WHAT DID THE FUND INVEST IN? (As of August 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Federal National Mortgage Association, TBA, 6.00%, 09/15/56	5.3%
Federal Home Loan Mortgage Corporation, Series 2026-470, Class JA, 4.80%, 08/25/31	2.9%
Federal National Mortgage Association STACR REMIC Trust, Series 2022-DNA5, Class M2, 10.39%, 06/25/42	2.3%
Connecticut Avenue Securities Trust, Series 2021-R02, Class 2B2, 9.84%, 11/25/41	2.2%
Federal Home Loan Mortgage Corporation, Series 2026-459, Class GH, 4.80%, 07/25/31	2.2%
Gracie Point International Funding LLC, Series 2025-1A, Class D, 8.12%, 08/15/28	2.2%
Federal Home Loan Mortgage Corporation, Series 2016-4639, Class HZ, 3.25%, 04/15/53	2.0%
Federal Home Loan Mortgage Corporation Seasoned Loans Structured Transaction Trust, Series 2025-1, Class YF, 4.74%, 05/25/35	1.9%
Federal National Mortgage Association, Series 2025-49, Class FA, 4.44%, 06/25/55	1.8%
Federal National Mortgage Association, Series 2015-32, Class PB, 3.00%, 05/25/45	1.8%
Credit Quality (1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody's Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. If applicable, U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under "Government/Agency." Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DEED or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective February 1, 2026, the Fund’s annual unitary management fee was reduced to 0.65% of the Fund’s average daily net assets and the Fund is no longer eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DEED to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Securitized Plus ETF (DEED)

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Exchange-Traded Fund VIII (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas J. Driscoll, Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $1,665,250 for the fiscal year ended 2025 and $1,724,750 for the fiscal year ended 2026.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $886,706 for the fiscal year ended 2025 and $1,035,541 for the fiscal year ended 2026.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2025 were $886,706 for the Registrant, $28,080 for the Registrant’s investment advisor and $32,400 for the Registrant’s distributor; and for the fiscal year ended 2026 were $1,035,541 for the Registrant, $13,020 for the Registrant’s investment advisor and $14,940 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable to the Registrant.

(j) Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Following is a copy of the annual financial statement(s) required, and for the periods specified, by Regulation S-X.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2026

First Trust Exchange-Traded Fund VIII

First Trust Income Opportunities ETF (FCEF)
First Trust Flexible Municipal High Income ETF (MFLX)
First Trust Low Duration Strategic Focus ETF (LDSF)
First Trust Active Factor Large Cap Growth ETF (AFGR) (formerly known as First Trust Multi-Manager Large Growth ETF (MMLG))
First Trust Innovation Leaders ETF (ILDR)
First Trust Expanded Technology ETF (XPND)

First Trust Exchange-Traded Fund VIII
Annual Financial Statements and Other Information
August 31, 2026
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective(s). Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Income Opportunities ETF (FCEF)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
CLOSED-END FUNDS — 92.2%
	Capital Markets — 92.2%
42,848	abrdn Global Infrastructure Income Fund	$962,795
43,978	abrdn Healthcare Investors	999,180
96,793	abrdn Healthcare Opportunities Fund	1,907,790
68,717	abrdn Life Sciences Investors	1,437,560
47,449	Adams Natural Resources Fund, Inc.	1,365,582
120,468	Angel Oak Financial Strategies Income Term Trust	1,534,762
34,029	Bancroft Fund Ltd.	825,203
159,299	BlackRock Core Bond Trust	1,440,063
160,629	BlackRock Credit Allocation Income Trust	1,615,928
50,058	BlackRock Enhanced Large Cap Core Fund, Inc.	1,224,919
24,626	BlackRock Health Sciences Trust	1,122,699
141,757	BlackRock Income Trust, Inc.	1,461,515
71,961	BlackRock Multi-Sector Income Trust	859,934
53,027	BlackRock Resources & Commodities Strategy Trust	707,910
48,463	BlackRock Science & Technology Trust	2,464,828
36,025	BlackRock Technology and Private Equity Term Trust	322,064
30,438	BlackRock Utilities Infrastructure & Power Opportunities Trust	811,173
130,155	Brookfield Real Assets Income Fund, Inc.	1,633,445
34,817	Central Securities Corp.	1,893,349
83,375	Cohen & Steers Infrastructure Fund, Inc.	2,261,130
65,218	Cohen & Steers Quality Income Realty Fund, Inc.	792,399
40,957	Cohen & Steers REIT and Preferred and Income Fund, Inc.	824,464
52,092	Cohen & Steers Tax-Advantaged Preferred Securities & Income Fund	962,139
30,053	DoubleLine Yield Opportunities Fund	416,835
113,579	Duff & Phelps Utility and Infrastructure Fund, Inc.	1,637,809
38,445	Eaton Vance Short Duration Diversified Income Fund	412,130
97,778	Eaton Vance Tax-Advantaged Dividend Income Fund	2,819,918
Shares	Description	Value

	Capital Markets (Continued)
113,471	Eaton Vance Tax-Advantaged Global Dividend Income Fund	$2,751,672
85,278	Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	2,710,135
81,437	Gabelli Dividend & Income (The) Trust	2,456,140
24,601	General American Investors Co., Inc.	1,639,165
165,735	John Hancock Premium Dividend Fund	2,089,918
107,064	John Hancock Tax-Advantaged Dividend Income Fund	2,699,083
87,209	Kayne Anderson Energy Infrastructure Fund	1,304,647
71,283	Nuveen Credit Strategies Income Fund	340,020
72,748	Nuveen Floating Rate Income Fund	559,432
24,639	Nuveen Mortgage and Income Fund	415,906
88,427	Nuveen Multi-Asset Income Fund	1,299,877
41,127	Nuveen NASDAQ 100 Dynamic Overwrite Fund	1,271,236
77,784	Nuveen Preferred & Income Opportunities Fund	570,935
67,434	Nuveen Real Asset Income and Growth Fund	821,346
52,649	Nuveen Taxable Municipal Income Fund	810,268
77,749	Nuveen Variable Rate Preferred & Income Fund	1,462,459
37,428	NYLIM CBRE Global Infrastructure Megatrends Term Fund	547,946
51,717	PGIM Global High Yield Fund, Inc.	599,917
20,420	PIMCO Access Income Fund	286,288
57,450	PIMCO Dynamic Income Strategy Fund	1,253,559
43,033	Reaves Utility Income Fund	1,623,635
43,812	Royce Micro-Cap Trust, Inc.	613,368
89,721	Royce Small-Cap Trust, Inc.	1,666,119
45,029	Source Capital	2,116,813
37,019	Templeton Emerging Markets Fund	831,077
121,428	Templeton Emerging Markets Income Fund	820,853
62,738	Tri-Continental Corp.	2,231,591
32,395	Virtus Artificial Intelligence & Technology Opportunities Fund	850,693
See Notes to Financial Statements

First Trust Income Opportunities ETF (FCEF)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
CLOSED-END FUNDS (Continued)
	Capital Markets (Continued)
40,077	Virtus Equity & Convertible Income Fund	$1,039,998
145,922	Western Asset Diversified Income Fund	1,878,016
89,390	Western Asset High Income Opportunity Fund, Inc.	311,971
246,698	Western Asset Inflation-Linked Opportunities & Income Fund	2,047,593
	Total Closed-End Funds	76,639,199
	(Cost $69,028,430)
EXCHANGE-TRADED FUNDS — 4.3%
	Capital Markets — 4.3%
9,196	BNY Mellon Global Infrastructure Income ETF	407,659
124,140	Invesco Variable Rate Investment Grade ETF	3,110,948
	Total Exchange-Traded Funds	3,518,607
	(Cost $3,483,984)
MONEY MARKET FUNDS — 3.7%
3,085,827	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (a)	3,085,827
	(Cost $3,085,827)

	Total Investments — 100.2%	83,243,633
	(Cost $75,598,241)
	Net Other Assets and Liabilities — (0.2)%	(139,372)
	Net Assets — 100.0%	$83,104,261

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Closed-End Funds*	$76,639,199	$76,639,199	$—	$—
Exchange-Traded Funds*	3,518,607	3,518,607	—	—
Money Market Funds	3,085,827	3,085,827	—	—
Total Investments	$83,243,633	$83,243,633	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Flexible Municipal High Income ETF (MFLX)
Portfolio of Investments
August 31, 2026

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 98.8%
	Alabama — 5.8%
$250,000	Black Belt Energy Gas Dist AL Gas Proj Rev Bonds Proj No 7, Ser C-1 (Mandatory put 12/01/26)	4.00%	10/01/52	$251,690
450,000	Jefferson Cnty AL Swr Rev Warrants Ref Warrants	5.25%	10/01/42	472,973
500,000	Mobile AL Indl Dev Brd Rev Var AL Pwr Co Barry Plt Proj, Ser B (a)	3.30%	09/01/31	500,000
				1,224,663
	Arizona — 4.4%
250,000	AZ St Indl Dev Auth Edu Rev Academies of Math & Science Projs, Ser A (b)	5.50%	07/01/56	236,046
275,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (b)	4.00%	07/15/37	248,822
250,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (b)	4.00%	12/15/51	186,372
250,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund Sustainable Bonds, Ser A	5.00%	11/01/54	247,885
				919,125
	Arkansas — 0.5%
100,000	AR Dev Fin Auth Envrnmntl Rev Sustainable Bond US Steel Corp Proj, AMT	5.45%	09/01/52	100,934
	California — 2.4%
280,000	CA St Muni Fin Auth Rev Clay Lacy Aviation Facs John Wayne Arpt Orange Co Proj, AMT (b)	6.00%	01/01/55	290,335
250,000	Elk Grove CA Fin Auth Spl Tax Rev Cmnty Facs Dt No 2005-1 Laguna Ridge	4.00%	09/01/50	207,674
				498,009
	Colorado — 1.1%
250,000	CO St Hlth Facs Auth Rev Ref Frasier Proj, Ser 2023A	4.00%	05/15/41	229,431
	Florida — 12.2%
250,000	Black Creek FL CDD Spl Assmnt Expansion Area Proj	5.13%	06/15/32	259,459
275,000	Capital Projs Fin Auth FL Eductnl Facs Rev Kissimmee Chrt Acdmy Proj (b)	6.50%	06/15/54	277,751
250,000	Capital Trust Auth FL Rev Aids Hlthcare Fndtn Oblig Grp, Ser A	5.25%	12/01/55	248,813
250,000	Charlotte Cnty FL Indl Dev Auth Util Sys Rev Town & Country Utils Proj, Ser A, AMT (b)	4.00%	10/01/51	196,653
225,000	Cypress Mill CDD FL Spl Assmnt 2023 Proj	5.00%	05/01/43	222,184
250,000	FL Dev Fin Corp Hlthcare Facs Rev Tampa General Hosp Proj, Ser A	5.00%	08/01/47	254,179
250,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Lakewood Ranch SE Proj	6.00%	05/01/56	257,341
250,000	Miami-Dade Cnty FL Indl Dev Auth Eductnl Facs Rev Mater Acdmy Projs	5.25%	06/15/56	240,470
250,000	Ridge at Apopka CDD FL Spl Assmnt, Ser 22	5.38%	05/01/42	250,553
155,000	Sarasota Natl FL CDD Spl Assmnt Ref	4.00%	05/01/39	146,261
250,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.25%	05/01/53	206,000
				2,559,664
	Georgia — 1.2%
250,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	252,582
See Notes to Financial Statements

First Trust Flexible Municipal High Income ETF (MFLX)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois — 2.4%
$250,000	IL St, Ser A	4.00%	03/01/38	$239,277
250,000	IL St, Ser C	5.50%	04/01/51	260,277
				499,554
	Indiana — 1.5%
300,000	Indianapolis IN Loc Pub Impt Bond Bank Sr Convention Ctr Hotel, Ser E	6.00%	03/01/53	306,702
	Iowa — 3.6%
260,000	Dallas Ctr IA Grimes Cmnty Sch Dist	3.00%	05/01/39	218,060
250,000	IA St Fin Auth Midwstrn Disaster Area Rev Ref IA Fertilizer Co Proj (Pre-refunded maturity 12/01/32)	5.00%	12/01/50	277,555
250,000	IA St Fin Auth Sr Living Fac Rev Presbyterian Homes Mill Pond Proj Ref	5.50%	10/01/45	253,782
				749,397
	Kansas — 1.2%
250,000	Wyandotte Cnty KS Kansas City Unif Govt Spl Oblg Rev Ref Vlg E Proj Areas 2B 3 5 (b)	5.75%	09/01/39	253,159
	Maine — 2.7%
300,000	ME St Fin Auth Sol Wst Disp Rev Casella Wst Sys Inc Proj Remk, Ser R-3, AMT (b)	5.00%	08/01/35	312,285
250,000	ME St Fin Auth Univ of New England Issue	5.50%	07/01/55	258,708
				570,993
	Maryland — 1.2%
250,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Kennedy Kriegern Issue, Ser A	5.50%	07/01/56	256,461
	Massachusetts — 2.6%
250,000	MA St Dev Fin Agy Rev Chf Wentworth Inc Issue Pike Stdt Hsg Proj Sr, Ser A (b)	5.13%	07/01/51	238,212
300,000	MA St Dev Fin Agy Rev Tufts Univ Stdt Hsg Proj Prg Medford Properties Inc	5.25%	06/01/60	302,670
				540,882
	Michigan — 2.2%
250,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/46	221,089
250,000	MI St Strategic Fund Ltd Oblig Tax Capture Rev Bedrock Detroit Transformational Brownfield Plan Proj (b)	5.50%	10/01/53	249,518
				470,607
	Minnesota — 1.4%
300,000	MN St Agric & Econ Dev Brd HealthPartners Obligated Grp	5.25%	01/01/54	303,491
	Missouri — 2.3%
250,000	Joplin MO Indl Dev Auth Sales Tax Rev Woodsonia Marketplace Cmnty Impt Dt Proj	5.75%	05/01/53	252,481
250,000	Kansas City MO Indl Dev Auth Econ Activity Tax Rev Historic NE Redev Plan, Ser A-1 (b)	5.00%	06/01/54	238,349
				490,830
	Nebraska — 1.5%
300,000	Omaha NE Arpt Auth Arpt Facs, Ser A, AMT	5.50%	12/15/51	314,661
	New Hampshire — 1.4%
300,000	NH St Busn Fin Auth Wtr Fac Rev Pennichuck Wtr Wks Inc Proj, Ser A, AMT	5.38%	04/01/49	295,308
See Notes to Financial Statements

First Trust Flexible Municipal High Income ETF (MFLX)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York — 5.1%
$297,955	Dutchess Cnty NY Loc Dev Corp Mf Mtebs Sustainable Bonds Tomopkins Terrace Hsg LP Proj	5.00%	10/01/40	$303,629
250,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser C	5.25%	03/15/47	262,216
250,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt New Terminal, AMT	5.25%	06/30/49	249,443
250,000	Suffolk Regl Off-Track Betting Corp NY Rev	5.75%	12/01/44	254,174
				1,069,462
	North Carolina — 2.3%
250,000	NC St Med Care Commn Hlth Care Facs Rev Lutheran Svcs For the Aging Ref, Ser A	4.00%	03/01/41	233,294
250,000	NC St Med Care Commn Retmnt Facs Rev NC Med Care Commn Ref	5.38%	10/01/45	255,174
				488,468
	Ohio — 4.4%
500,000	Columbus OH Regl Arpt Auth Rev Ref John Glenn Columbus Intl Arpt, Ser A, AMT	5.50%	01/01/50	517,908
300,000	Hamilton Cnty OH Hlth Care Rev Ref Life Enriching Cmntys Proj	5.25%	01/01/45	303,778
100,000	OH St Hgr Eductnl Fac Commn Var Ref Hosp Cleveland Clinic Remk, Ser B-4 (a)	3.00%	01/01/43	100,000
				921,686
	Pennsylvania — 1.4%
300,000	Erie PA Swr Auth, BAM	5.00%	12/01/46	302,732
	Puerto Rico — 2.3%
250,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/35	246,384
250,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured Converted, Ser A-2	4.33%	07/01/40	244,705
				491,089
	South Carolina — 3.9%
300,000	Charleston Cnty SC Arpt Dist Arpt Sys Rev, Ser A, AMT	5.25%	07/01/42	315,166
250,000	Patriots Energy Grp Fing Agy SC Gas Sply Rev Ref Var, Ser B-1 (Mandatory put 03/01/31)	5.25%	02/01/54	265,507
250,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Rolling Green Vlg Proj, Ser A	5.75%	12/01/60	245,881
				826,554
	Texas — 8.8%
250,000	Crandall TX Spl Assmnt Rev Cartwright Ranch Pub Impt Dt Impt Area #1 Proj (b)	4.25%	09/15/41	233,568
250,000	Georgetown TX Util Sys Rev, BAM	4.00%	08/15/49	214,513
250,000	Houston TX Arpt Sys Rev Subord Lien, Ser A, AMT	5.50%	07/01/45	266,343
250,000	San Antonio TX Arpt Sys Revenue Ref, AMT	5.50%	07/01/51	260,211
300,000	San Antonio TX Wtr Rev Var Subord Lien, Ser A (a)	3.05%	05/01/54	300,000
250,000	TX St Muni Gas Acq & Sply Corp IV, Ser B (Mandatory put 01/01/34)	5.50%	01/01/54	266,728
300,000	TX Wtr Dev Brd Rev Master Trust	5.00%	10/15/60	304,787
				1,846,150
	Utah — 3.8%
250,000	Lomond Heights Pub Infra Dist UT Spl Assmnt Lomond Heights Assmnt Area, Ser A-2	5.63%	12/01/55	244,486
See Notes to Financial Statements

First Trust Flexible Municipal High Income ETF (MFLX)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Utah (Continued)
$250,000	Resort Core Pub Infra Dist #1 UT Sr Bonds, Ser A-1 (b)	5.88%	03/01/57	$251,353
300,000	UT City W Pub Infra Dist #1 UT Spl Assmnt UT City W Assmnt Area No 1 (b)	5.88%	12/01/55	301,516
				797,355
	Vermont — 1.4%
315,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	4.00%	05/01/37	300,361
	Virginia — 1.2%
250,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Ref Lifespire of VA, Ser A	5.50%	12/01/54	255,229
	Washington — 3.8%
300,000	Skagit Cnty WA Pub Hosp Dist #1	5.50%	12/01/54	300,395
250,000	WA St Hlth Care Facs Auth Ref Commonspirit Hlth, Ser A	5.50%	09/01/55	258,455
250,000	WA St Hsg Fin Commn Nonprofit Rev Radford Court & Nordheim Court Portfolio	5.50%	07/01/59	241,107
				799,957
	Wisconsin — 8.8%
250,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (b)	5.00%	07/01/55	210,905
250,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (b)	5.38%	07/15/52	227,946
300,000	Pub Fin Auth WI Rev Double L Ranch Proj, CABS, RANS (b)	(c)	12/15/35	151,825
250,000	Pub Fin Auth WI Spl Fac Rev Ref Million Air Two LLC General Aviation Facs Proj, Ser A, AMT (b)	5.38%	06/01/46	246,945
250,000	Pub Fin Auth WI Stdt Hsg Rev Ref Cmps Real Estate Holding Corp LLC Proj, Ser A	5.50%	06/01/55	244,394
255,000	Pub Fin Auth WI Stdt Hsg Rev Sr KSU Bixby Real Estate Fdtn LLC Proj, Ser A	5.25%	06/15/55	257,876
250,000	Pub Fin Auth WI Toll Rev Sr GA Sr 400 Express Lanes Proj, AMT	5.75%	06/30/60	256,920
250,000	WI St Hlth & Eductnl Facs Auth Rev Ref Benevolent Corp Cedar Cmnty	5.38%	06/01/50	246,570
				1,843,381

	Total Investments — 98.8%			20,778,877
	(Cost $20,571,051)
	Net Other Assets and Liabilities — 1.2%			259,531
	Net Assets — 100.0%			$21,038,408

(a)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2026, securities noted as such amounted to $4,351,560 or 20.7% of net assets.

(c)	Zero coupon security.

See Notes to Financial Statements

First Trust Flexible Municipal High Income ETF (MFLX)
Portfolio of Investments (Continued)
August 31, 2026
Abbreviations throughout the Portfolio of Investments:
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
CABS	– Capital Appreciation Bonds
RANS	– Revenue Anticipation Notes

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$20,778,877	$—	$20,778,877	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Low Duration Strategic Focus ETF (LDSF)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.7%
	Capital Markets — 99.7%
169,604	First Trust Emerging Markets Local Currency Bond ETF (a)	$4,996,534
82,807	First Trust Enhanced Short Maturity ETF (a)	4,941,922
213,737	First Trust Institutional Preferred Securities and Income ETF (a)	4,061,003
2,622,693	First Trust Limited Duration Investment Grade Corporate ETF (a)	49,201,721
1,092,580	First Trust Low Duration Opportunities ETF (a)	54,055,395
239,620	First Trust Senior Loan Fund (a)	10,761,334
398,750	First Trust Structured Credit Income Opportunities ETF (a)	8,174,375
486,249	First Trust Tactical High Yield ETF (a)	19,741,709
105,746	Vanguard Short-Term Bond ETF	8,195,315
	Total Exchange-Traded Funds	164,129,308
	(Cost $165,942,341)
MONEY MARKET FUNDS — 0.3%
504,483	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (b)	504,483
	(Cost $504,483)

	Total Investments — 100.0%	164,633,791
	(Cost $166,446,824)
	Net Other Assets and Liabilities — 0.0%	4,631
	Net Assets — 100.0%	$164,638,422

(a)	Investment in an affiliated fund.
(b)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$164,129,308	$164,129,308	$—	$—
Money Market Funds	504,483	504,483	—	—
Total Investments	$164,633,791	$164,633,791	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Active Factor Large Cap Growth ETF (AFGR)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
COMMON STOCKS — 98.9%
	Aerospace & Defense — 0.5%
1,168	FTAI Aviation Ltd.	$222,037
1,047	Howmet Aerospace, Inc.	256,462
		478,499
	Automobiles — 0.2%
501	Tesla, Inc. (a)	184,343
	Biotechnology — 0.4%
7,309	Exelixis, Inc. (a)	399,364
	Broadline Retail — 3.6%
12,755	Amazon.com, Inc. (a)	3,313,366
	Capital Markets — 3.5%
2,698	Cboe Global Markets, Inc.	809,940
2,019	Interactive Brokers Group, Inc., Class A	196,428
621	Moody’s Corp.	313,381
1,653	MSCI, Inc.	943,268
10,049	Nasdaq, Inc.	990,932
		3,253,949
	Commercial Services & Supplies — 1.8%
5,288	Cintas Corp.	1,067,066
17,874	Rollins, Inc.	644,715
		1,711,781
	Communications Equipment — 2.5%
3,335	Arista Networks, Inc. (a)	652,626
13,062	Cisco Systems, Inc.	1,443,221
300	Ubiquiti, Inc.	177,006
		2,272,853
	Construction & Engineering — 1.3%
100	Comfort Systems USA, Inc.	154,562
1,762	Quanta Services, Inc.	1,069,693
		1,224,255
	Electrical Equipment — 0.3%
347	GE Vernova, Inc.	311,790
	Electronic Equipment, Instruments & Components — 1.1%
3,401	Amphenol Corp., Class A	539,228
1,695	Jabil, Inc.	517,416
		1,056,644
	Entertainment — 3.1%
13,572	Netflix, Inc. (a)	1,100,011
3,316	Spotify Technology S.A. (a)	1,802,644
		2,902,655
	Financial Services — 4.7%
1,033	Berkshire Hathaway, Inc., Class B (a)	520,663
Shares	Description	Value

	Financial Services (Continued)
3,259	Mastercard, Inc., Class A	$1,920,561
5,195	Visa, Inc., Class A	1,970,827
		4,412,051
	Health Care Equipment & Supplies — 0.5%
3,387	Dexcom, Inc. (a)	308,420
365	Intuitive Surgical, Inc. (a)	137,554
		445,974
	Health Care REITs — 1.5%
6,052	Welltower, Inc.	1,429,725
	Hotels, Restaurants & Leisure — 0.4%
1,208	Hilton Worldwide Holdings, Inc.	382,066
	Household Products — 1.0%
10,093	Colgate-Palmolive Co.	906,553
	Insurance — 1.3%
5,441	Progressive (The) Corp.	1,186,573
	Interactive Media & Services — 14.2%
29,687	Alphabet, Inc., Class A	10,074,283
5,479	Meta Platforms, Inc., Class A	3,135,851
		13,210,134
	IT Services — 1.4%
4,377	Cloudflare, Inc., Class A (a)	1,335,466
	Machinery — 0.2%
298	Cummins, Inc.	168,191
	Media — 0.6%
1,721	AppLovin Corp., Class A (a)	537,055
	Metals & Mining — 0.4%
2,851	Newmont Corp.	359,397
	Oil, Gas & Consumable Fuels — 1.1%
3,304	Targa Resources Corp.	970,220
	Pharmaceuticals — 3.8%
1,317	Eli Lilly & Co.	1,523,413
7,614	Johnson & Johnson	2,024,182
		3,547,595
	Professional Services — 0.5%
1,695	Automatic Data Processing, Inc.	485,041
	Semiconductors & Semiconductor Equipment — 21.8%
1,681	Advanced Micro Devices, Inc. (a)	791,280
2,304	Analog Devices, Inc.	834,371
3,765	Applied Materials, Inc.	1,725,838
9,376	Broadcom, Inc.	3,472,308
4,165	KLA Corp.	730,749
4,827	Lam Research Corp.	1,455,292
See Notes to Financial Statements

First Trust Active Factor Large Cap Growth ETF (AFGR)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
1,895	MACOM Technology Solutions Holdings, Inc. (a)	$499,958
546	Micron Technology, Inc.	523,467
127	Monolithic Power Systems, Inc.	161,007
45,572	NVIDIA Corp.	10,061,386
		20,255,656
	Software — 14.1%
3,737	Adobe, Inc. (a)	1,094,156
4,117	Autodesk, Inc. (a)	1,064,368
2,895	Cadence Design Systems, Inc. (a)	980,768
3,395	Datadog, Inc., Class A (a)	804,751
6,502	Fortinet, Inc. (a)	1,111,387
547	Intuit, Inc.	196,537
7,964	Microsoft Corp.	4,040,057
2,830	Oracle Corp.	422,010
3,258	Palantir Technologies, Inc., Class A (a)	607,226
4,691	Palo Alto Networks, Inc. (a)	1,792,572
1,416	PTC, Inc. (a)	220,528
19,522	Samsara, Inc., Class A (a)	797,474
		13,131,834
	Specialty Retail — 3.7%
19,382	Carvana Co. (a)	1,423,802
4,299	Ross Stores, Inc.	982,494
7,374	TJX (The) Cos., Inc.	987,452
		3,393,748
	Technology Hardware, Storage & Peripherals — 7.1%
12,397	Apple, Inc.	3,927,990
6,562	NetApp, Inc.	1,215,873
387	Sandisk Corp. (a)	606,313
1,011	Seagate Technology Holdings PLC	837,492
		6,587,668
	Textiles, Apparel & Luxury Goods — 0.2%
1,321	Tapestry, Inc.	162,998
	Trading Companies & Distributors — 2.1%
20,811	Fastenal Co.	1,026,191
733	W.W. Grainger, Inc.	959,856
		1,986,047
	Total Common Stocks	92,003,491
	(Cost $76,212,139)
Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
1,030,096	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (b)	$1,030,096
	(Cost $1,030,096)

	Total Investments — 100.0%	93,033,587
	(Cost $77,242,235)
	Net Other Assets and Liabilities — (0.0)%	(7,713)
	Net Assets — 100.0%	$93,025,874

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of August 31, 2026.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$92,003,491	$92,003,491	$—	$—
Money Market Funds	1,030,096	1,030,096	—	—
Total Investments	$93,033,587	$93,033,587	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Innovation Leaders ETF (ILDR)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
COMMON STOCKS (a) — 99.8%
	Aerospace & Defense — 3.1%
7,210	AeroVironment, Inc. (b)	$1,069,604
7,539	BWX Technologies, Inc.	1,148,114
3,834	Carpenter Technology Corp.	1,826,594
25,495	Karman Holdings, Inc. (b)	1,056,768
42,349	Leonardo DRS, Inc.	1,609,262
37,728	MDA Space Ltd. (CAD) (b)	1,089,687
1,394	Rheinmetall AG (EUR)	1,798,605
35,050	York Space Systems, Inc. (b)	318,605
		9,917,239
	Automobiles — 1.9%
16,452	Tesla, Inc. (b)	6,053,513
	Biotechnology — 11.3%
41,132	Alkermes PLC (b)	1,932,793
7,881	Alnylam Pharmaceuticals, Inc. (b)	1,896,878
4,675	Argenx SE (EUR) (b)	4,754,716
12,909	Ascendis Pharma A/S (b)	3,395,583
40,881	Bridgebio Pharma, Inc. (b)	3,131,076
46,503	Halozyme Therapeutics, Inc. (b)	4,952,104
50,189	Ideaya Biosciences, Inc. (b)	2,012,579
13,979	Kymera Therapeutics, Inc. (b)	1,660,845
7,371	Madrigal Pharmaceuticals, Inc. (b)	3,980,561
32,245	Mirum Pharmaceuticals, Inc. (b)	3,161,622
27,021	Neurocrine Biosciences, Inc. (b)	4,162,045
37,643	Zealand Pharma A/S (DKK) (b)	1,754,796
		36,795,598
	Broadline Retail — 6.0%
68,828	Amazon.com, Inc. (b)	17,879,449
804	MercadoLibre, Inc. (b)	1,556,705
		19,436,154
	Building Products — 0.6%
10,588	Modine Manufacturing Co. (b)	1,889,217
	Capital Markets — 2.2%
13,934	Coinbase Global, Inc., Class A (b)	2,621,264
23,862	Robinhood Markets, Inc., Class A (b)	2,500,976
19,978	Tradeweb Markets, Inc., Class A	2,151,631
		7,273,871
	Communications Equipment — 2.4%
40,552	Arista Networks, Inc. (b)	7,935,621
	Consumer Finance — 1.2%
104,291	Figure Technology Solutions, Inc., Class A (b)	3,826,437
Shares	Description	Value

	Diversified Telecommunication Services — 0.7%
12,927	AST SpaceMobile, Inc. (b)	$763,986
10,755	Space Exploration Technologies Corp., Class A (b)	1,545,386
		2,309,372
	Electric Utilities — 1.9%
6,448	Constellation Energy Corp.	1,771,717
44,929	NextEra Energy, Inc.	3,699,454
21,443	Oklo, Inc. (b)	869,942
		6,341,113
	Electrical Equipment — 7.8%
15,986	Eaton Corp. PLC	6,424,454
3,006	GE Vernova, Inc.	2,700,981
84,103	NuScale Power Corp. (b)	779,635
22,329	Schneider Electric SE (EUR)	7,640,807
34,603	Siemens Energy AG (EUR)	5,714,648
7,298	Vertiv Holdings Co., Class A	1,888,138
		25,148,663
	Electronic Equipment, Instruments & Components — 1.3%
47,006	Ouster, Inc. (b)	1,618,887
7,013	Zebra Technologies Corp., Class A (b)	2,479,446
		4,098,333
	Energy Equipment & Services — 0.7%
45,185	Solaris Energy Infrastructure, Inc.	2,294,042
	Entertainment — 0.7%
4,396	Spotify Technology S.A. (b)	2,389,754
	Financial Services — 2.6%
3,012	Adyen N.V. (EUR) (b) (c) (d)	3,664,416
29,736	Block, Inc. (b)	2,438,947
64,995	Toast, Inc., Class A (b)	2,215,679
		8,319,042
	Hotels, Restaurants & Leisure — 0.6%
11,017	Airbnb, Inc., Class A (b)	2,018,535
	Independent Power and Renewable Electricity Producers — 0.4%
9,685	Vistra Corp.	1,330,428
	Interactive Media & Services — 7.2%
45,264	Alphabet, Inc., Class A	15,360,338
10,589	Meta Platforms, Inc., Class A	6,060,508
13,122	Reddit, Inc., Class A (b)	1,939,563
		23,360,409
See Notes to Financial Statements

First Trust Innovation Leaders ETF (ILDR)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	IT Services — 4.0%
6,440	Cloudflare, Inc., Class A (b)	$1,964,908
5,879	MongoDB, Inc. (b)	2,665,362
28,966	Quantinuum, Class A (b)	1,451,197
46,348	Shopify, Inc., Class A (b)	6,830,305
		12,911,772
	Pharmaceuticals — 3.1%
8,602	Eli Lilly & Co.	9,950,191
	Professional Services — 0.3%
47,509	Planet Labs PBC (b)	943,054
	Semiconductors & Semiconductor Equipment — 25.4%
29,837	Advanced Micro Devices, Inc. (b)	14,044,873
32,785	Broadcom, Inc.	12,141,597
328,134	indie Semiconductor, Inc., Class A (b)	1,219,018
9,089	Intel Corp. (b)	813,556
21,481	IonQ, Inc. (b)	844,418
42,059	Marvell Technology, Inc.	8,902,208
9,041	Micron Technology, Inc.	8,667,878
144,592	NVIDIA Corp.	31,923,022
12,859	Rambus, Inc. (b)	1,114,747
45,343	Rigetti Computing, Inc. (b)	710,071
14,015	Semtech Corp. (b)	1,863,434
		82,244,822
	Software — 11.7%
117,697	Cellebrite DI Ltd. (b)	1,412,364
8,602	Crowdstrike Holdings, Inc., Class A (b)	1,987,062
12,329	Microsoft Corp.	6,254,378
59,376	Oracle Corp.	8,854,149
28,613	Palantir Technologies, Inc., Class A (b)	5,332,891
11,587	Palo Alto Networks, Inc. (b)	4,427,740
39,797	Rubrik, Inc., Class A (b)	3,702,713
30,112	ServiceNow, Inc. (b)	4,456,275
3,494	Synopsys, Inc. (b)	1,535,928
		37,963,500
	Technology Hardware, Storage & Peripherals — 1.7%
8,182	Dell Technologies, Inc., Class C	3,731,074
64,532	HP, Inc.	1,937,250
		5,668,324
	Trading Companies & Distributors — 1.0%
35,048	Xometry, Inc., Class A (b)	3,248,599
	Total Common Stocks	323,667,603
	(Cost $268,832,700)
Shares	Description	Value
MONEY MARKET FUNDS — 0.2%
672,473	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (e)	$672,473
	(Cost $672,473)

	Total Investments — 100.0%	324,340,076
	(Cost $269,505,173)
	Net Other Assets and Liabilities — (0.0)%	(141,246)
	Net Assets — 100.0%	$324,198,830

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Rate shown reflects yield as of August 31, 2026.

Abbreviations throughout the Portfolio of Investments:
CAD	– Canadian Dollar
DKK	– Danish Krone
EUR	– Euro

Country Allocation†	% of Net Assets
United States	85.0%
Netherlands	2.6
Ireland	2.6
Canada	2.4
France	2.4
Germany	2.3
Denmark	1.6
Luxembourg	0.7
Israel	0.4
Total Investments	100.0
Net Other Assets and Liabilities	(0.0)††
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation.
††	Amount is less than 0.1%.
See Notes to Financial Statements

First Trust Innovation Leaders ETF (ILDR)
Portfolio of Investments (Continued)
August 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$323,667,603	$323,667,603	$—	$—
Money Market Funds	672,473	672,473	—	—
Total Investments	$324,340,076	$324,340,076	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Expanded Technology ETF (XPND)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
COMMON STOCKS — 99.8%
	Communications Equipment — 10.1%
6,895	Arista Networks, Inc. (a)	$1,349,283
774	Ciena Corp. (a)	296,287
15,209	Cisco Systems, Inc.	1,680,442
265	F5, Inc. (a)	107,889
909	Motorola Solutions, Inc.	441,138
174	Ubiquiti, Inc.	102,664
		3,977,703
	Electronic Equipment, Instruments & Components — 4.9%
6,736	Amphenol Corp., Class A	1,067,993
4,712	Corning, Inc.	700,816
279	Jabil, Inc.	85,167
301	Keysight Technologies, Inc. (a)	97,133
		1,951,109
	Entertainment — 5.2%
21,291	Netflix, Inc. (a)	1,725,636
782	Roku, Inc. (a)	122,719
496	TKO Group Holdings, Inc.	90,575
3,226	Warner Music Group Corp., Class A	91,005
		2,029,935
	Financial Services — 11.0%
3,708	Mastercard, Inc., Class A	2,185,162
5,612	Visa, Inc., Class A	2,129,024
		4,314,186
	Interactive Media & Services — 4.1%
4,815	Alphabet, Inc., Class A	1,633,970
	IT Services — 0.3%
534	Twilio, Inc., Class A (a)	125,826
	Media — 1.7%
1,839	AppLovin Corp., Class A (a)	573,879
1,592	Fox Corp., Class A	107,221
		681,100
	Semiconductors & Semiconductor Equipment — 34.0%
2,667	Analog Devices, Inc.	965,827
4,069	Applied Materials, Inc.	1,865,189
4,099	Broadcom, Inc.	1,518,024
733	Entegris, Inc.	99,168
7,152	KLA Corp.	1,254,818
5,756	Lam Research Corp.	1,735,376
279	MACOM Technology Solutions Holdings, Inc. (a)	73,609
4,790	Marvell Technology, Inc.	1,013,851
314	MKS, Inc.	80,459
Shares	Description	Value

	Semiconductors & Semiconductor Equipment (Continued)
269	Monolithic Power Systems, Inc.	$341,030
8,674	NVIDIA Corp.	1,915,046
844	ON Semiconductor Corp. (a)	62,532
5,771	QUALCOMM, Inc.	983,840
699	Rambus, Inc. (a)	60,596
272	Teradyne, Inc.	95,154
4,983	Texas Instruments, Inc.	1,300,115
		13,364,634
	Software — 20.8%
2,213	Adobe, Inc. (a)	647,944
440	Autodesk, Inc. (a)	113,753
1,510	Cadence Design Systems, Inc. (a)	511,558
1,949	Datadog, Inc., Class A (a)	461,991
4,012	Fortinet, Inc. (a)	685,771
8,112	Oracle Corp.	1,209,662
11,700	Palantir Technologies, Inc., Class A (a)	2,180,646
4,441	Palo Alto Networks, Inc. (a)	1,697,039
733	PTC, Inc. (a)	114,158
1,048	Synopsys, Inc. (a)	460,690
1,002	Zoom Communications, Inc. (a)	96,873
		8,180,085
	Technology Hardware, Storage & Peripherals — 5.0%
5,869	Apple, Inc.	1,859,593
584	NetApp, Inc.	108,209
		1,967,802
	Wireless Telecommunication Services — 2.7%
5,926	T-Mobile US, Inc.	1,069,287
	Total Common Stocks	39,295,637
	(Cost $34,657,920)
MONEY MARKET FUNDS — 0.2%
62,033	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (b)	62,033
	(Cost $62,033)

	Total Investments — 100.0%	39,357,670
	(Cost $34,719,953)
	Net Other Assets and Liabilities — (0.0)%	(5,744)
	Net Assets — 100.0%	$39,351,926

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of August 31, 2026.
See Notes to Financial Statements

First Trust Expanded Technology ETF (XPND)
Portfolio of Investments (Continued)
August 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$39,295,637	$39,295,637	$—	$—
Money Market Funds	62,033	62,033	—	—
Total Investments	$39,357,670	$39,357,670	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2026

	First Trust Income Opportunities ETF (FCEF)	First Trust Flexible Municipal High Income ETF (MFLX)	First Trust Low Duration Strategic Focus ETF (LDSF)
ASSETS:
Investments, at value - Unaffiliated	$83,243,633	$20,778,877	$8,699,798
Investments, at value - Affiliated	—	—	155,933,993
Total investments, at value	83,243,633	20,778,877	164,633,791
Cash	—	3,070	—
Receivables:
Dividends	156,271	—	18,454
Interest	—	265,295	—
Total Assets	83,399,904	21,047,242	164,652,245

LIABILITIES:
Payables:
Investment securities purchased	236,260	—	—
Investment advisory fees	59,383	8,834	13,823
Total Liabilities	295,643	8,834	13,823
NET ASSETS	$83,104,261	$21,038,408	$164,638,422

NET ASSETS consist of:
Paid-in capital	$75,447,644	$24,663,035	$180,461,575
Par value	34,550	12,500	87,500
Accumulated distributable earnings (loss)	7,622,067	(3,637,127)	(15,910,653)
NET ASSETS	$83,104,261	$21,038,408	$164,638,422
NET ASSET VALUE, per share	$24.05	$16.83	$18.82
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,455,000	1,250,002	8,750,002
Investments, at cost - Unaffiliated	$75,598,241	$20,571,051	$8,748,738
Investments, at cost - Affiliated	$—	$—	$157,698,086
Total investments, at cost	$75,598,241	$20,571,051	$166,446,824
See Notes to Financial Statements

First Trust Active Factor Large Cap Growth ETF (AFGR)	First Trust Innovation Leaders ETF (ILDR)	First Trust Expanded Technology ETF (XPND)

$93,033,587	$324,340,076	$39,357,670
—	—	—
93,033,587	324,340,076	39,357,670
—	—	—

44,334	61,000	16,034
—	—	—
93,077,921	324,401,076	39,373,704

—	—	—
52,047	202,246	21,778
52,047	202,246	21,778
$93,025,874	$324,198,830	$39,351,926

$101,626,067	$288,556,117	$39,107,817
25,000	84,000	10,000
(8,625,193)	35,558,713	234,109
$93,025,874	$324,198,830	$39,351,926
$37.21	$38.60	$39.35
2,500,002	8,400,002	1,000,002
$77,242,235	$269,505,173	$34,719,953
$—	$—	$—
$77,242,235	$269,505,173	$34,719,953
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2026

	First Trust Income Opportunities ETF (FCEF)	First Trust Flexible Municipal High Income ETF (MFLX)	First Trust Low Duration Strategic Focus ETF (LDSF)
INVESTMENT INCOME:
Dividends - Unaffiliated	$3,163,110	$31,155	$69,427
Dividends - Affiliated	—	—	7,200,144
Interest	—	851,798	—
Foreign withholding tax	—	—	—
Total investment income	3,163,110	882,953	7,269,571

EXPENSES:
Investment advisory fees	601,420	110,622	209,677
Other expenses	3,407	1,051	9,392
Total expenses	604,827	111,673	219,069
Less fees waived by the investment advisor	—	(3,965)	(12,758)
Net expenses	604,827	107,708	206,311
NET INVESTMENT INCOME (LOSS)	2,558,283	775,245	7,063,260

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	1,329,157	4,782	—
Investments - Affiliated	—	—	(744,834)
In-kind redemptions - Unaffiliated	203,935	—	(79)
In-kind redemptions - Affiliated	—	—	114,170
Distribution of capital gains from investment companies	663,364	—	97,204
Futures contracts	—	(4,731)	—
Foreign currency transactions	—	—	—
Net realized gain (loss)	2,196,456	51	(533,539)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	3,980,928	387,558	(48,940)
Investments - Affiliated	—	—	(1,787,546)
Net change in unrealized appreciation (depreciation)	3,980,928	387,558	(1,836,486)
NET REALIZED AND UNREALIZED GAIN (LOSS)	6,177,384	387,609	(2,370,025)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,735,667	$1,162,854	$4,693,235
See Notes to Financial Statements

First Trust Active Factor Large Cap Growth ETF (AFGR)	First Trust Innovation Leaders ETF (ILDR)	First Trust Expanded Technology ETF (XPND)

$384,237	$891,572	$298,274
—	—	—
—	—	—
(3,131)	(17,510)	—
381,106	874,062	298,274

712,786	1,743,104	273,482
5,352	4,891	1,939
718,138	1,747,995	275,421
—	—	—
718,138	1,747,995	275,421
(337,032)	(873,933)	22,853

(4,341,630)	(16,490,953)	(1,445,755)
—	—	—
15,048,376	29,784,726	6,850,292
—	—	—
—	—	—
—	—	—
—	(7,228)	—
10,706,746	13,286,545	5,404,537

(4,890,080)	39,000,638	(1,027,393)
—	—	—
(4,890,080)	39,000,638	(1,027,393)
5,816,666	52,287,183	4,377,144
$5,479,634	$51,413,250	$4,399,997
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	First Trust Income Opportunities ETF (FCEF)		First Trust Flexible Municipal High Income ETF (MFLX)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$2,558,283	$1,708,880	$775,245	$592,407
Net realized gain (loss)	2,196,456	494,365	51	(133,546)
Net change in unrealized appreciation (depreciation)	3,980,928	2,917,294	387,558	(683,762)
Net increase (decrease) in net assets resulting from operations	8,735,667	5,120,539	1,162,854	(224,901)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,937,425)	(3,167,100)	(774,725)	(581,909)
Return of capital	—	—	(15,776)	(24,718)
Total distributions to shareholders	(4,937,425)	(3,167,100)	(790,501)	(606,627)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	26,756,184	14,367,660	4,284,915	2,452,767
Cost of shares redeemed	(1,174,470)	(1,093,381)	—	(874,647)
Net increase (decrease) in net assets resulting from shareholder transactions	25,581,714	13,274,279	4,284,915	1,578,120
Total increase (decrease) in net assets	29,379,956	15,227,718	4,657,268	746,592

NET ASSETS:
Beginning of period	53,724,305	38,496,587	16,381,140	15,634,548
End of period	$83,104,261	$53,724,305	$21,038,408	$16,381,140

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,355,000	1,755,000	1,000,002	900,002
Shares sold	1,150,000	650,000	250,000	150,000
Shares redeemed	(50,000)	(50,000)	—	(50,000)
Shares outstanding, end of period	3,455,000	2,355,000	1,250,002	1,000,002
See Notes to Financial Statements

First Trust Low Duration Strategic Focus ETF (LDSF)		First Trust Active Factor Large Cap Growth ETF (AFGR)		First Trust Innovation Leaders ETF (ILDR)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$7,063,260	$5,640,495	$(337,032)	$(303,416)	$(873,933)	$(163,229)
(533,539)	6,005	10,706,746	4,134,653	13,286,545	4,465,242
(1,836,486)	663,954	(4,890,080)	11,572,506	39,000,638	8,989,411
4,693,235	6,310,454	5,479,634	15,403,743	51,413,250	13,291,424

(7,045,662)	(5,724,002)	—	—	—	—
—	—	—	—	—	—
(7,045,662)	(5,724,002)	—	—	—	—

45,801,196	37,715,494	42,732,163	16,647,395	224,325,851	89,160,185
(7,587,090)	(62,677,497)	(35,081,747)	(21,705,652)	(72,344,316)	(21,794,952)
38,214,106	(24,962,003)	7,650,416	(5,058,257)	151,981,535	67,365,233
35,861,679	(24,375,551)	13,130,050	10,345,486	203,394,785	80,656,657

128,776,743	153,152,294	79,895,824	69,550,338	120,804,045	40,147,388
$164,638,422	$128,776,743	$93,025,874	$79,895,824	$324,198,830	$120,804,045

6,750,002	8,050,002	2,300,002	2,500,002	4,000,002	1,700,002
2,400,000	2,000,000	1,150,000	550,000	6,500,000	3,150,000
(400,000)	(3,300,000)	(950,000)	(750,000)	(2,100,000)	(850,000)
8,750,002	6,750,002	2,500,002	2,300,002	8,400,002	4,000,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	First Trust Expanded Technology ETF (XPND)
	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$22,853	$34,142
Net realized gain (loss)	5,404,537	2,247,343
Net change in unrealized appreciation (depreciation)	(1,027,393)	2,006,957
Net increase (decrease) in net assets resulting from operations	4,399,997	4,288,442

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(35,950)	(35,335)
Return of capital	—	—
Total distributions to shareholders	(35,950)	(35,335)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	29,375,070	14,138,439
Cost of shares redeemed	(25,103,579)	(8,740,856)
Net increase (decrease) in net assets resulting from shareholder transactions	4,271,491	5,397,583
Total increase (decrease) in net assets	8,635,538	9,650,690

NET ASSETS:
Beginning of period	30,716,388	21,065,698
End of period	$39,351,926	$30,716,388

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	900,002	750,002
Shares sold	800,000	450,000
Shares redeemed	(700,000)	(300,000)
Shares outstanding, end of period	1,000,002	900,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
First Trust Income Opportunities ETF (FCEF)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$22.81	$21.94	$19.36	$20.67	$25.70
Income from investment operations:
Net investment income (loss)	0.84 (a)	0.87 (a)	1.02 (a)	0.79 (a)	0.87
Net realized and unrealized gain (loss)	2.04	1.62	3.04	(0.69) (b)	(4.53)
Total from investment operations	2.88	2.49	4.06	0.10	(3.66)
Distributions paid to shareholders from:
Net investment income	(0.98)	(1.42)	(1.43)	(1.36)	(1.26)
Net realized gain	(0.66)	(0.20)	(0.05)	(0.05)	(0.11)
Total distributions	(1.64)	(1.62)	(1.48)	(1.41)	(1.37)
Net asset value, end of period	$24.05	$22.81	$21.94	$19.36	$20.67
Total return (c)	13.05%	11.86%	21.94%	0.68% (b)	(14.62)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$83,104	$53,724	$38,497	$28,174	$28,005
Ratio of total expenses to average net assets (d)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets (d)	3.62%	3.97%	5.07%	4.06%	3.87%
Portfolio turnover rate (e)	16%	15%	14%	16%	16%

(a)	Based on average shares outstanding.
(b)	The Fund received a payment from the advisor in the amount of $7, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Flexible Municipal High Income ETF (MFLX)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$16.38	$17.37	$16.39	$16.79	$21.56
Income from investment operations:
Net investment income (loss)	0.71 (a)	0.67 (a)	0.63 (a)	0.61 (a)	0.67
Net realized and unrealized gain (loss)	0.46	(0.97)	0.97	(0.37)	(4.68)
Total from investment operations	1.17	(0.30)	1.60	0.24	(4.01)
Distributions paid to shareholders from:
Net investment income	(0.71)	(0.66)	(0.62)	(0.62)	(0.72)
Net realized gain	—	—	—	—	(0.03)
Return of capital	(0.01)	(0.03)	—	(0.02)	(0.01)
Total distributions	(0.72)	(0.69)	(0.62)	(0.64)	(0.76)
Net asset value, end of period	$16.83	$16.38	$17.37	$16.39	$16.79
Total return (b)	7.13%	(1.78)%	9.97%	1.48%	(18.91)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$21,038	$16,381	$15,635	$12,293	$14,272
Ratio of total expenses to average net assets (c)	0.60%	0.75%	0.75%	0.75%	0.75%
Ratio of net expenses to average net assets (c)	0.58%	0.75%	0.75%	0.63%	0.69%
Ratio of net investment income (loss) to average net assets (c)	4.16%	3.98%	3.78%	3.73%	3.55%
Portfolio turnover rate (d)	30%	33%	51%	27%	109% (e)

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.

(c)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)	The variation in the portfolio turnover rate is due to the change in the Fund’s investment strategy effective April 14, 2022, which resulted in a rebalance of the Fund’s portfolio.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Low Duration Strategic Focus ETF (LDSF)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$19.08	$19.03	$18.53	$18.82	$20.23
Income from investment operations:
Net investment income (loss)	0.89 (a)	0.84 (a)	0.86 (a)	0.72 (a)	0.29
Net realized and unrealized gain (loss)	(0.27)	0.07	0.49	(0.33)	(1.29)
Total from investment operations	0.62	0.91	1.35	0.39	(1.00)
Distributions paid to shareholders from:
Net investment income	(0.88)	(0.86)	(0.85)	(0.68)	(0.35)
Return of capital	—	—	—	—	(0.06)
Total distributions	(0.88)	(0.86)	(0.85)	(0.68)	(0.41)
Net asset value, end of period	$18.82	$19.08	$19.03	$18.53	$18.82
Total return (b)	3.32%	4.94%	7.46%	2.12%	(4.98)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$164,638	$128,777	$153,152	$137,106	$210,757
Ratio of total expenses to average net assets (c)	0.14%	0.20%	0.20%	0.20%	0.20%
Ratio of net expenses to average net assets (c)	0.14%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) to average net assets (c)	4.66%	4.46%	4.62%	3.90%	1.53%
Portfolio turnover rate (d)	23%	34%	15%	52%	50%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Active Factor Large Cap Growth ETF (AFGR)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$34.74	$27.82	$21.75	$18.14	$28.27
Income from investment operations:
Net investment income (loss)	(0.13) (a)	(0.13) (a)	(0.10) (a)	(0.05) (a)	(0.18)
Net realized and unrealized gain (loss)	2.60	7.05	6.17	3.66	(9.95)
Total from investment operations	2.47	6.92	6.07	3.61	(10.13)
Net asset value, end of period	$37.21	$34.74	$27.82	$21.75	$18.14
Total return (b)	7.11%	24.87%	27.91%	19.90%	(35.83)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$93,026	$79,896	$69,550	$41,324	$63,478
Ratio of total expenses to average net assets	0.81%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.38)%	(0.42)%	(0.38)%	(0.29)%	(0.49)%
Portfolio turnover rate (c)	91%	68%	41%	29%	31%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Innovation Leaders ETF (ILDR)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$30.20	$23.62	$18.22	$15.18	$22.95
Income from investment operations:
Net investment income (loss)	(0.13) (a)	(0.07) (a)	(0.07) (a)	(0.04) (a)	(0.08)
Net realized and unrealized gain (loss)	8.53	6.65	5.47	3.08	(7.66)
Total from investment operations	8.40	6.58	5.40	3.04	(7.74)
Distributions paid to shareholders from:
Net investment income	—	—	—	—	(0.00) (b)
Net realized gain	—	—	—	—	(0.03)
Total distributions	—	—	—	—	(0.03)
Net asset value, end of period	$38.60	$30.20	$23.62	$18.22	$15.18
Total return (c)	27.81%	27.86%	29.64%	20.03%	(33.75)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$324,199	$120,804	$40,147	$15,489	$3,036
Ratio of total expenses to average net assets	0.75%	0.75%	0.75% (d)	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	(0.38)%	(0.26)%	(0.32)% (d)	(0.24)%	(0.51)%
Portfolio turnover rate (e)	47%	57%	43%	51%	58%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.01.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Expanded Technology ETF (XPND)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$34.13	$28.09	$21.76	$17.00	$21.87
Income from investment operations:
Net investment income (loss)	0.02 (a)	0.04 (a)	0.03 (a)	0.06 (a)	0.04
Net realized and unrealized gain (loss)	5.23	6.05	6.32	4.77	(4.89)
Total from investment operations	5.25	6.09	6.35	4.83	(4.85)
Distributions paid to shareholders from:
Net investment income	(0.03)	(0.05)	(0.02)	(0.07)	(0.02)
Net asset value, end of period	$39.35	$34.13	$28.09	$21.76	$17.00
Total return (b)	15.39%	21.68%	29.18%	28.55%	(22.19)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$39,352	$30,716	$21,066	$6,529	$15,300
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.05%	0.14%	0.11%	0.36%	0.19%
Portfolio turnover rate (c)	52%	71%	61%	81%	88%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2026

1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the six funds (each a “Fund” and collectively, the “Funds”) listed below:

First Trust Income Opportunities ETF (Nasdaq, Inc. (“Nasdaq”) ticker “FCEF”)
First Trust Flexible Municipal High Income ETF (Nasdaq ticker “MFLX”)
First Trust Low Duration Strategic Focus ETF (Nasdaq ticker “LDSF”)
First Trust Active Factor Large Cap Growth ETF (NYSE Arca, Inc. (“NYSE Arca”) ticker “AFGR”)(1)
First Trust Innovation Leaders ETF (NYSE Arca ticker “ILDR”)
First Trust Expanded Technology ETF (NYSE Arca ticker “XPND”)

(1)	Effective June 8, 2026, First Trust Multi-Manager Large Growth ETF (ticker “MMLG”) changed its name and ticker to First Trust Active Factor Large Cap Growth ETF (ticker “AFGR”).
Each of ILDR and XPND operates as a non-diversified series of the Trust. Each of FCEF, MFLX, LDSF, and AFGR operates as a diversified open-end management investment company. Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund.
FCEF’s primary investment objective seeks to provide current income with a secondary emphasis on total return. Under normal market conditions, the Fund will invest its net assets in a portfolio of closed-end investment companies (“Closed-End Funds”) and exchange-traded funds (“ETFs”) that are listed and traded in the United States on registered exchanges.
MFLX’s investment objective seeks to provide current income. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
LDSF’s primary investment objective seeks to generate current income, with a secondary objective of preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in a portfolio of U.S.-listed ETFs that principally invest in income-generating securities that provide the Fund with an effective portfolio duration of three years or less. A significant portion of the ETFs in which the Fund invests may be advised by First Trust Advisors L.P. (“First Trust” or the “Advisor”). The Fund may invest in ETFs that invest principally in corporate bonds, floating rate loans and fixed-to floating rate loans, senior loans, mortgage-backed securities, hybrid income securities (including convertible, contingent convertible and preferred securities), government debt and other fixed income securities. The securities to which the Fund may have exposure may be issued by both U.S. and non-U.S. issuers, including both corporate and governmental issuers located in countries considered to be emerging markets. The Fund may also invest up to 40% of its net assets in ETFs that have exposure to U.S. corporate high yield securities (also known as “junk bonds”) and senior loans. The Fund may invest up to 20% of its net assets in bonds issued by non-U.S. government and corporate issuers, including up to 10% of its net assets in ETFs holding debt of issuers located in countries considered to be emerging markets. The Fund may also invest up to 10% of its net assets in ETFs holding preferred securities and up to 10% of its net assets in ETFs holding convertible securities. The Fund may also invest in ETFs that hold asset-backed securities, covenant-lite loans, distressed securities, defaulted securities, derivatives, non-agency securities, companies with various market capitalizations, repurchase agreements, restricted securities and when-issued, to-be-announced (“TBA”) or delayed delivery securities.
AFGR’s investment objective seeks to provide long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities issued by large capitalization U.S. growth companies primarily relying on a multi-factor quantitative methodology with active risk management to construct a portfolio of securities exhibiting exposures to one or more investing factors.
ILDR’s investment objective seeks to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stock and depositary receipts issued by U.S. and non-U.S. companies that may benefit from the development or application of scientific and technological innovation.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
XPND’s investment objective seeks to provide long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies identified by the Fund’s investment advisor as either information technology companies or financial companies and communication services companies whose operations are principally derived from and/or dependent upon technology.
There can be no assurance that a Fund will achieve its investment objective(s). The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, closed-end funds, ETFs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.
Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security; and
12)
other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
a review of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2026, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
MFLX may invest in when-issued or delayed-delivery securities. Securities purchased or sold on a when-issued or delayed-delivery basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. MFLX maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery securities. At August 31, 2026, MFLX held no when-issued or delayed-delivery securities.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Futures Contracts
MFLX may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.
Upon entering into a futures contract, a Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities.
If market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. MFLX did not hold any futures contracts at August 31, 2026.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Affiliated Transactions
LDSF invests in securities of affiliated funds. LDSF’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Amounts relating to investments in affiliated funds at August 31, 2026, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
First Trust Emerging Markets Local Currency Bond ETF	169,604	$3,861,649	$1,497,140	$(402,832)	$39,078	$1,499	$4,996,534	$289,875
First Trust Enhanced Short Maturity ETF	82,807	7,678,365	1,493,554	(4,208,290)	(16,921)	(4,786)	4,941,922	201,201
First Trust Institutional Preferred Securities and Income ETF	213,737	3,228,228	1,170,333	(292,909)	(51,005)	6,356	4,061,003	218,748
First Trust Limited Duration Investment Grade Corporate ETF	2,622,693	44,910,890	15,906,851	(10,432,281)	(1,092,605)	(91,134)	49,201,721	2,326,742
First Trust Low Duration Opportunities ETF	1,092,580	45,085,221	20,812,351	(11,595,550)	(75,666)	(170,961)	54,055,395	2,284,868
First Trust Senior Loan Fund	239,620	10,248,345	8,561,830	(7,971,544)	(23,273)	(54,024)	10,761,334	481,030
First Trust Structured Credit Income Opportunities ETF	398,750	—	8,433,200	(188,121)	(70,886)	182	8,174,375	74,464
First Trust Tactical High Yield ETF	486,249	13,485,499	14,082,572	(7,012,298)	(496,268)	(317,796)	19,741,709	1,323,216
		$128,498,197	$71,957,831	$(42,103,825)	$(1,787,546)	$(630,664)	$155,933,993	$7,200,144
Distribution of capital gains from investment in First Trust Limited Duration Investment Grade Corporate ETF were $97,204.
F. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, with the exception of AFGR, ILDR and XPND which are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2026 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust Income Opportunities ETF	$2,946,967	$1,990,458	$—	$—
First Trust Flexible Municipal High Income ETF	5,032	—	769,693	15,776
First Trust Low Duration Strategic Focus ETF	7,045,662	—	—	—
First Trust Active Factor Large Cap Growth ETF	—	—	—	—
First Trust Innovation Leaders ETF	—	—	—	—
First Trust Expanded Technology ETF	35,950	—	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust Income Opportunities ETF	$2,781,028	$386,072	$—	$—
First Trust Flexible Municipal High Income ETF	895	—	581,014	24,718
First Trust Low Duration Strategic Focus ETF	5,724,002	—	—	—
First Trust Active Factor Large Cap Growth ETF	—	—	—	—
First Trust Innovation Leaders ETF	—	—	—	—
First Trust Expanded Technology ETF	35,335	—	—	—
As of August 31, 2026, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Income Opportunities ETF	$—	$—	$7,622,067
First Trust Flexible Municipal High Income ETF	—	(3,891,325)	254,198
First Trust Low Duration Strategic Focus ETF	28,213	(13,792,919)	(2,145,947)
First Trust Active Factor Large Cap Growth ETF	(186,838)	(22,527,679)	14,089,324
First Trust Innovation Leaders ETF	(645,351)	(11,212,286)	47,416,350
First Trust Expanded Technology ETF	—	(4,280,523)	4,514,632
G. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, MFLX intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023, 2024, 2025, and 2026 remain open to federal and state audit. As of August 31, 2026, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2026, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Income Opportunities ETF	$—
First Trust Flexible Municipal High Income ETF	3,891,325
First Trust Low Duration Strategic Focus ETF	13,792,919
First Trust Active Factor Large Cap Growth ETF	22,527,679
First Trust Innovation Leaders ETF	11,212,286

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Non-Expiring Capital Loss Carryforwards
First Trust Expanded Technology ETF	$4,280,523
During the taxable year ended August 31, 2026, the following Fund utilized non-expiring capital loss carryforwards in the following amount:

Capital Loss Utilized
First Trust Flexible Municipal High Income ETF	$51
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2026, the following Funds incurred and elected to defer net late year ordinary or capital losses as follows:

	Qualified Late Year Losses
	Ordinary Losses	Capital Losses
First Trust Active Factor Large Cap Growth ETF	$186,838	$—
First Trust Innovation Leaders ETF	645,351	—

In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2026, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Income Opportunities ETF	$388,684	$(213,277)	$(175,407)
First Trust Flexible Municipal High Income ETF	11,299	—	(11,299)
First Trust Low Duration Strategic Focus ETF	10,615	(66,487)	55,872
First Trust Active Factor Large Cap Growth ETF	368,155	(14,349,694)	13,981,539
First Trust Innovation Leaders ETF	344,810	(28,882,056)	28,537,246
First Trust Expanded Technology ETF	6,905	(6,705,472)	6,698,567
As of August 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Income Opportunities ETF	$75,621,566	$8,825,584	$(1,203,517)	$7,622,067
First Trust Flexible Municipal High Income ETF	20,524,679	442,293	(188,095)	254,198
First Trust Low Duration Strategic Focus ETF	166,779,738	197,027	(2,342,974)	(2,145,947)
First Trust Active Factor Large Cap Growth ETF	78,944,263	18,587,676	(4,498,352)	14,089,324
First Trust Innovation Leaders ETF	276,923,726	66,557,902	(19,141,552)	47,416,350
First Trust Expanded Technology ETF	34,843,038	7,219,126	(2,704,494)	4,514,632

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
H. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
I. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of each Fund’s assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by FCEF, ILDR, and XPND, and effective June 8, 2026 for AFGR, to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints	FCEF	ILDR
Fund net assets up to and including $2.5 billion	0.85000%	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%	0.69375%
Fund net assets greater than $10 billion	0.76500%	0.67500%

Breakpoints	AFGR	XPND
Fund net assets up to and including $2.5 billion	0.65000%	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%	0.60125%
Fund net assets greater than $10 billion up to and including $15 billion	0.58500%	0.58500%
Fund net assets greater than $15 billion	0.55250%	0.55250%
Effective February 1, 2026, MFLX and LDSF have agreed to pay First Trust an annual unitary management fee based on each Fund’s average daily net assets at a rate set forth below:

% of Daily Net Assets
First Trust Flexible Municipal High Income ETF	0.49%
First Trust Low Duration Strategic Focus ETF	0.10%
Prior to February 1, 2026, for MFLX and LDSF, and prior to June 8, 2026, for AFGR, the annual unitary management fee payable by the Funds to First Trust for these services was reduced at certain breakpoints and calculated pursuant to the following schedule:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026

Breakpoints	MFLX
Fund net assets up to and including $2.5 billion	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.69375%
Fund net assets greater than $10 billion	0.67500%

Breakpoints	AFGR	LDSF
Fund net assets up to and including $2.5 billion	0.85000%	0.200%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%	0.195%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%	0.190%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%	0.185%
Fund net assets greater than $10 billion up to and including $15 billion	0.76500%	0.180%
Fund net assets greater than $15 billion	0.72250%	0.170%
From January 1, 2026 to January 31, 2026, for each of MFLX and LDSF, the Advisor agreed to waive management fees of 0.26% and 0.10%, respectively, of their average daily net assets. During any period in which such waivers were in effect, each such Fund was not eligible for any breakpoint discounts. During the fiscal year ended August 31, 2026, the Advisor waived fees of $3,965 and $12,758 for MFLX and LDSF, respectively. Effective February 1, 2026 such waivers were terminated. Additionally, MFLX and LDSF are no longer eligible for any breakpoint discounts described in each Fund’s prospectus or statement of additional information.
In addition, FCEF, MFLX and LDSF incur acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses.
Pursuant to a contractual agreement between the Trust, on behalf of FCEF, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by FCEF on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) the termination of FCEF’s investment management agreement with First Trust; however, it is expected to remain in place at least until September 30, 2027. First Trust does not have the right to recover the waived fees on assets invested in other investment companies advised by First Trust. During the fiscal year ended August 31, 2026, First Trust did not waive any management fees charged to FCEF.
Prior to June 8, 2026, AFGR utilized a multi-manager structure. The Trust, on behalf of AFGR, and First Trust had retained Wellington Management Company LLP (“Wellington”) and Sands Capital Management, LLC (“Sands Capital”) (each, a “Sub-Advisor” and together, “Sub-Advisors”), to serve as non-discretionary investment sub-advisors to AFGR pursuant to sub-advisory agreements (the “Sub-Advisory Agreements”). In this capacity, Wellington and Sands Capital were each responsible for providing recommendations to First Trust regarding the selection and allocation of the securities in the portion of AFGR’s portfolio they had been allocated by First Trust. Pursuant to the Sub-Advisory Agreements, First Trust had agreed to pay for the services and facilities provided by the Sub- Advisors through sub-advisory fees equal in the aggregate to an annual rate of 0.30% of the average daily net assets of AFGR (i.e., for each sub-advisor, 0.30% of the average daily net assets of the portion of AFGR’s assets allocated to that sub-advisor). Each Sub-Advisor’s fees were paid by First Trust out of First Trust’s management fee. Effective June 8 2026, AFGR no longer utilizes a multi-manager structure and the Sub-Advisory Agreements were terminated.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a single-stock fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2026, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Income Opportunities ETF	$37,727,255	$10,738,601
First Trust Flexible Municipal High Income ETF	10,699,868	5,548,631
First Trust Low Duration Strategic Focus ETF	34,710,667	34,686,806
First Trust Active Factor Large Cap Growth ETF	81,142,031	78,699,252
First Trust Innovation Leaders ETF	109,371,171	108,105,793
First Trust Expanded Technology ETF	21,748,191	21,662,313
For the fiscal year ended August 31, 2026, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Income Opportunities ETF	$—	$1,133,572
First Trust Flexible Municipal High Income ETF	—	—
First Trust Low Duration Strategic Focus ETF	45,679,379	7,565,220
First Trust Active Factor Large Cap Growth ETF	41,141,987	35,110,887
First Trust Innovation Leaders ETF	222,938,010	72,374,444
First Trust Expanded Technology ETF	29,291,906	25,092,536
5. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2026, on MFLX’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$(4,731)
The average notional value of futures contracts outstanding during the fiscal year ended August 31, 2026, which is indicative of the volume of this derivative type, was $0.
MFLX does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2026 for all the Funds except AFGR, and June 22, 2028 for AFGR.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:
On September 8, 2026, the Board of Trustees of the Trust (the “Board”) approved, subject to shareholder approval, (1) a change in the diversification status of AFGR from diversified to non-diversified and (2) adoption of a policy to concentrate the investments of AFGR in an industry or group of industries comprising the information technology sector.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Income Opportunities ETF, First Trust Flexible Municipal High Income ETF, First Trust Low Duration Strategic Focus ETF, First Trust Active Factor Large Cap Growth ETF, First Trust Innovation Leaders ETF and First Trust Expanded Technology ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2026, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2026, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
October 20, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended August 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended August 31, 2026.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
FIRST TRUST FLEXIBLE MUNICIPAL HIGH INCOME ETF
FIRST TRUST INCOME OPPORTUNITIES ETF
FIRST TRUST LOW DURATION STRATEGIC FOCUS ETF
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of each of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Flexible Municipal High Income ETF (MFLX)
First Trust Income Opportunities ETF (FCEF)
First Trust Low Duration Strategic Focus ETF (LDSF)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF. For LDSF, the Board noted that the Advisor’s Investment Committee is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Investment Committee. For FCEF and MFLX, the Board noted that the Advisor’s CEF Management Team is responsible for the day-to-day management of FCEF’s investments and the Advisor’s Municipal Securities Team is responsible for the day-to-day management of MFLX’s investments, with a sleeve managed by the CEF Management Team. The Board considered the background and experience of the members of the CEF Management Team and the Municipal Securities Team and noted the Board’s prior meetings with members of the CEF Management Team and the Municipal Securities Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its CEF Management Team and Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective(s), policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective(s), policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because each Fund invests in underlying funds, including, for LDSF, ETFs in the First Trust Fund Complex, the Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying funds. The Board considered that, to the extent FCEF invests in underlying funds that are other funds in the First Trust Fund Complex, the Advisor has agreed to offset the unitary fee paid by FCEF related to FCEF’s assets invested in the affiliated underlying funds. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. The Board noted that, effective February 1, 2026, MFLX’s and LDSF’s unitary fee rate was reduced to an annual rate of 0.49% and 0.10% of its average daily net assets, respectively. Based on the information provided, the Board noted that the total (net) expense ratio for MFLX was above the median total (net) expense ratio of the peer funds in its Expense Group. The Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for FCEF was equal to the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Expense Group. The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for FCEF was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its Expense Group. The Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for LDSF was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Expense Group. The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for LDSF was equal to the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board also received and reviewed information comparing each Fund’s performance for periods ended December 31, 2025 to the performance of the funds in its Performance Universe and to that of a benchmark index.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for FCEF includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2025 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. In addition, the Board considered that the Advisor, as the investment advisor to underlying ETFs in which LDSF invests, will recognize additional revenue from the underlying ETFs if investment by LDSF causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
FIRST TRUST ACTIVE FACTOR LARGE CAP GROWTH ETF
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Active Factor Large Cap Growth ETF (formerly known as First Trust Multi-Manager Large Cap Growth ETF) (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board noted that, at its March 8-9, 2026 meeting, it had approved the termination of the Investment Sub-Advisory Agreements with the Fund’s previous investment sub-advisors, that the Advisor assumed management of the Fund’s investments on June 5, 2026 and that the Fund would be managed using the Advisor’s Active Factor investment strategy. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Investment Committee is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Investment Committee and noted the Board’s prior meetings with members of the Investment Committee. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the April 13, 2026 meeting, the Board also received a presentation from representatives of the Advisor’s Investment Committee. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. The Board noted that, effective June 5, 2026, the Fund’s unitary fee rate was reduced to an annual rate of 0.65% of the Fund’s average

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
daily net assets. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board also received and reviewed information comparing the Fund’s performance for periods ended December 31, 2025 to the performance of the funds in the Performance Universe and to that of a benchmark index. The Board noted that, effective June 5, 2026, the Fund’s Investment Sub-Advisory Agreements with the Fund’s previous investment sub-advisors terminated, that the Advisor assumed management of the Fund’s investments using the Advisor’s Active Factor investment strategy, and that the performance information for the Fund represented the performance of the Fund’s previous investment sub-advisors.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2025 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
FIRST TRUST ACTIVE FACTOR LARGE CAP ETF
FIRST TRUST ACTIVE FACTOR MID CAP ETF
FIRST TRUST ACTIVE FACTOR SMALL CAP ETF
FIRST TRUST EXPANDED TECHNOLOGY ETF
FIRST TRUST INNOVATION LEADERS ETF
FIRST TRUST MULTI-STRATEGY ALTERNATIVE ETF
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of each of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Active Factor Large Cap ETF (AFLG)
First Trust Active Factor Mid Cap ETF (AFMC)
First Trust Active Factor Small Cap ETF (AFSM)
First Trust Expanded Technology ETF (XPND)

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
First Trust Innovation Leaders ETF (ILDR)
First Trust Multi-Strategy Alternative ETF (LALT)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF. For AFLG, AFMC, AFSM and LALT, the Board noted that the Advisor’s Investment Committee is responsible for the day-to-day management of each Fund’s investments. The Board also noted that the Advisor’s Strategy Research Group is responsible for the day-to-day management of XPND’s and ILDR’s investments. The Board considered the background and experience of the members of the Investment Committee and the Strategy Research Group and noted the Board’s prior meetings with members of the Investment Committee and the Strategy Research Group. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Strategy Research Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective(s), policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the April 13, 2026 meeting, the Board also received a presentation from representatives of the Advisor’s Investment Committee, who discussed the services the Investment Committee provides to AFLG, AFMC and AFSM, including the Investment Committee’s day-to-day management of the Funds’ investments. In light of the information presented and the considerations made, the Board concluded that

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective(s), policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because LALT invests in underlying funds, including ETFs in the First Trust Fund Complex, the Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying funds. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each of AFLG, AFMC and AFSM was above the median total (net) expense ratio of the peer funds in its respective Expense Group, that the total (net) expense ratio for XPND was below the median total (net) expense ratio of the peer funds in its Expense Group and that the total (net) expense ratio for ILDR was equal to the median total (net) expense ratio of the peer funds in its Expense Group. The Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for LALT was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Expense Group and that the total (net) expense ratio (including acquired fund fees and expenses) was equal to the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board also received and reviewed information comparing each Fund’s performance for periods ended December 31, 2025 to the performance of the funds in its Performance Universe and to that of a benchmark index.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2025 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Funds, may

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. In addition, the Board considered that the Advisor, as the investment advisor to underlying ETFs in which LALT invests, will recognize additional revenue from the underlying ETFs if investment by LALT causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended August 31, 2026, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Income Opportunities ETF	*
First Trust Flexible Municipal High Income ETF	*
First Trust Low Duration Strategic Focus ETF	0.00%
First Trust Active Factor Large Cap Growth ETF	0.00%
First Trust Innovation Leaders ETF	0.00%
First Trust Expanded Technology ETF	100.00%

*	The actual percentage of income dividends that qualify for the dividends received deduction will be available to corporate shareholders shortly after the calendar year end.
For the taxable year ended August 31, 2026, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Income Opportunities ETF	**
First Trust Flexible Municipal High Income ETF	**
First Trust Low Duration Strategic Focus ETF	0.00%
First Trust Active Factor Large Cap Growth ETF	0.00%
First Trust Innovation Leaders ETF	0.00%
First Trust Expanded Technology ETF	100.00%

**	The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end.
A portion of each of the Funds’ 2026 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended August 31, 2026, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
Distributions paid to foreign shareholders for the taxable year ended August 31, 2026 that were properly designated by the applicable Funds as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
For the taxable year ended August 31, 2026, the following distribution information is being provided as required by the Code, or to meet a specific state’s requirement. The First Trust Flexible Municipal High Income ETF designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:

Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.36%

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
Federal and State Income Tax	Percentages
Alternative Minimum Tax (AMT)	17.22%
For the fiscal year ended August 31, 2026, the amount of long-term capital gain distributions designated by First Trust Income Opportunities ETF was $1,990,458, which is taxable at the applicable capital gain tax rates for federal income tax purposes.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2026

First Trust Exchange-Traded Fund VIII

First Trust Active Factor Large Cap ETF (AFLG)
First Trust Active Factor Mid Cap ETF (AFMC)
First Trust Active Factor Small Cap ETF (AFSM)
First Trust Multi-Strategy Alternative ETF (LALT)

First Trust Exchange-Traded Fund VIII
Annual Financial Statements and Other Information
August 31, 2026
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective(s). Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
COMMON STOCKS — 99.7%
	Aerospace & Defense — 0.1%
474	Curtiss-Wright Corp.	$276,119
5,507	Textron, Inc.	443,644
		719,763
	Air Freight & Logistics — 1.5%
15,654	C.H. Robinson Worldwide, Inc.	2,342,778
12,604	Expeditors International of Washington, Inc.	2,390,349
11,240	FedEx Corp.	3,679,976
29,736	United Parcel Service, Inc., Class B	3,099,383
		11,512,486
	Automobile Components — 0.6%
42,579	BorgWarner, Inc.	2,731,869
37,646	Versigent PLC (a)	1,784,420
		4,516,289
	Automobiles — 0.8%
47,012	General Motors Co.	4,058,076
5,932	Tesla, Inc. (a)	2,182,679
		6,240,755
	Banks — 0.4%
2,355	M&T Bank Corp.	550,928
80,019	Regions Financial Corp.	2,390,968
		2,941,896
	Beverages — 0.3%
56,081	Monster Beverage Corp. (a)	2,575,240
	Biotechnology — 1.6%
12,969	AbbVie, Inc.	3,325,511
7,692	Biogen, Inc. (a)	1,666,472
21,118	Gilead Sciences, Inc.	3,090,408
35,620	Incyte Corp. (a)	4,389,096
		12,471,487
	Broadline Retail — 2.6%
70,368	Amazon.com, Inc. (a)	18,279,495
21,630	eBay, Inc.	2,240,003
		20,519,498
	Building Products — 0.9%
40,632	A.O. Smith Corp.	2,402,570
20,524	Builders FirstSource, Inc. (a)	1,362,794
2,505	Johnson Controls International PLC	346,291
40,946	Masco Corp.	2,954,663
		7,066,318
	Capital Markets — 2.6%
35,426	Bank of New York Mellon (The) Corp.	5,713,505
14,935	Cboe Global Markets, Inc.	4,483,487
Shares	Description	Value

	Capital Markets (Continued)
16,201	Charles Schwab (The) Corp.	$1,779,194
39,490	Franklin Templeton, Inc.	1,348,584
26,595	Invesco Ltd.	871,784
13,654	Nasdaq, Inc.	1,346,421
5,263	Northern Trust Corp.	976,602
4,607	State Street Corp.	881,688
26,926	T. Rowe Price Group, Inc.	2,996,325
		20,397,590
	Chemicals — 1.1%
46,445	CF Industries Holdings, Inc.	6,039,243
11,577	Corteva, Inc.	979,762
4,481	LyondellBasell Industries N.V., Class A	291,623
12,351	PPG Industries, Inc.	1,385,412
		8,696,040
	Commercial Services & Supplies — 0.6%
11,931	Cintas Corp.	2,407,557
73,288	Rollins, Inc.	2,643,498
		5,051,055
	Communications Equipment — 1.7%
3,162	Arista Networks, Inc. (a)	618,772
3,756	Ciena Corp. (a)	1,437,797
69,840	Cisco Systems, Inc.	7,716,621
6,123	F5, Inc. (a)	2,492,857
1,687	Ubiquiti, Inc.	995,363
		13,261,410
	Construction & Engineering — 0.8%
2,491	Comfort Systems USA, Inc.	3,850,139
3,201	EMCOR Group, Inc.	2,351,263
		6,201,402
	Consumer Finance — 0.4%
45,108	Synchrony Financial	3,476,925
	Consumer Staples Distribution & Retail — 1.9%
5,613	Casey’s General Stores, Inc.	4,222,155
65,929	Kroger (The) Co.	3,793,555
35,618	Sysco Corp.	2,887,907
23,240	Target Corp.	3,738,851
3,748	US Foods Holding Corp. (a)	392,940
		15,035,408
	Containers & Packaging — 0.1%
11,971	Ball Corp.	753,814
	Distributors — 0.4%
116,040	LKQ Corp.	2,912,604
	Diversified REITs — 0.2%
26,404	WP Carey, Inc.	1,847,224
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Diversified Telecommunication Services — 1.0%
144,038	Comcast Corp., Class A	$3,834,291
81,392	Verizon Communications, Inc.	4,071,228
		7,905,519
	Electric Utilities — 2.3%
13,461	American Electric Power Co., Inc.	1,648,030
26,170	Edison International	1,412,656
37,001	Evergy, Inc.	2,997,821
24,933	Eversource Energy	1,748,801
149,413	FirstEnergy Corp.	6,852,080
17,723	NRG Energy, Inc.	1,951,657
39,060	PPL Corp.	1,333,118
		17,944,163
	Electrical Equipment — 0.3%
8,914	Generac Holdings, Inc. (a)	1,652,478
1,984	Rockwell Automation, Inc.	842,069
		2,494,547
	Electronic Equipment, Instruments & Components — 2.2%
13,562	Amphenol Corp., Class A	2,150,255
15,642	CDW Corp.	2,371,014
7,075	Jabil, Inc.	2,159,715
3,990	Keysight Technologies, Inc. (a)	1,287,573
16,240	TD SYNNEX Corp.	4,106,284
16,652	TE Connectivity PLC	3,417,823
5,187	Zebra Technologies Corp., Class A (a)	1,833,864
		17,326,528
	Energy Equipment & Services — 0.1%
18,031	Halliburton Co.	664,442
	Entertainment — 0.2%
6,659	TKO Group Holdings, Inc.	1,216,000
25,837	Warner Music Group Corp., Class A	728,862
		1,944,862
	Financial Services — 2.6%
9,182	Berkshire Hathaway, Inc., Class B (a)	4,628,003
13,530	Fiserv, Inc. (a)	721,284
20,793	Global Payments, Inc.	1,893,203
6,299	Mastercard, Inc., Class A	3,712,064
40,037	PayPal Holdings, Inc.	2,108,548
18,664	Visa, Inc., Class A	7,080,562
		20,143,664
Shares	Description	Value

	Ground Transportation — 0.3%
6,624	J.B. Hunt Transport Services, Inc.	$1,758,473
9,500	Uber Technologies, Inc. (a)	718,675
		2,477,148
	Health Care Equipment & Supplies — 0.2%
591	IDEXX Laboratories, Inc. (a)	329,004
6,266	ResMed, Inc.	1,504,466
		1,833,470
	Health Care Providers & Services — 3.4%
14,224	Cardinal Health, Inc.	3,337,235
22,451	Centene Corp. (a)	1,444,497
6,623	Cigna Group (The)	1,828,478
13,387	DaVita, Inc. (a)	2,356,246
3,988	Elevance Health, Inc.	1,565,449
11,546	HCA Healthcare, Inc.	4,785,240
5,347	Humana, Inc.	2,049,131
2,246	McKesson Corp.	1,988,429
9,084	UnitedHealth Group, Inc.	3,537,400
23,628	Universal Health Services, Inc., Class B	4,024,557
		26,916,662
	Health Care REITs — 0.3%
10,662	Welltower, Inc.	2,518,791
	Hotel & Resort REITs — 0.5%
173,532	Host Hotels & Resorts, Inc.	3,805,557
	Hotels, Restaurants & Leisure — 1.2%
2,714	Booking Holdings, Inc.	540,330
51,919	Carnival Corp., Ltd.	1,240,345
13,190	Expedia Group, Inc.	4,182,813
29,217	Las Vegas Sands Corp.	1,279,997
5,743	Marriott International, Inc., Class A	1,962,727
		9,206,212
	Household Durables — 0.5%
12,458	PulteGroup, Inc.	1,573,695
16,331	Toll Brothers, Inc.	2,342,682
		3,916,377
	Household Products — 0.6%
49,124	Colgate-Palmolive Co.	4,412,318
	Independent Power and Renewable Electricity Producers — 0.2%
9,115	Vistra Corp.	1,252,128
	Insurance — 4.6%
3,179	Aflac, Inc.	368,287
26,863	Allstate (The) Corp.	6,925,281
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
21,271	American International Group, Inc.	$1,624,254
33,560	Arch Capital Group Ltd. (a)	3,291,229
14,225	Chubb Ltd.	4,816,585
1,976	Everest Group Ltd.	740,308
19,698	Globe Life, Inc.	3,401,254
11,558	Hartford Insurance Group (The), Inc.	1,587,838
53,605	Loews Corp.	5,804,885
3,786	Principal Financial Group, Inc.	417,066
16,263	Travelers (The) Cos., Inc.	5,951,120
17,214	Unum Group	1,604,689
		36,532,796
	Interactive Media & Services — 6.9%
132,089	Alphabet, Inc., Class A	44,824,402
104,544	Match Group, Inc.	4,249,714
9,595	Meta Platforms, Inc., Class A	5,491,602
		54,565,718
	IT Services — 2.0%
15,664	Accenture PLC, Class A	2,972,401
59,397	Cognizant Technology Solutions Corp., Class A	3,835,858
20,038	EPAM Systems, Inc. (a)	2,361,078
11,322	Gartner, Inc. (a)	2,243,001
7,471	GoDaddy, Inc., Class A (a)	731,261
5,397	International Business Machines Corp.	1,262,196
7,981	Twilio, Inc., Class A (a)	1,880,563
2,841	VeriSign, Inc.	819,004
		16,105,362
	Leisure Products — 0.0%
3,530	Hasbro, Inc.	332,173
	Machinery — 1.9%
5,562	Caterpillar, Inc.	4,435,528
3,210	Cummins, Inc.	1,811,724
30,674	Fortive Corp.	1,804,858
41,878	Mueller Industries, Inc.	2,613,606
23,035	Pentair PLC	1,392,696
8,032	Snap-on, Inc.	3,102,842
		15,161,254
	Media — 0.5%
1,369	AppLovin Corp., Class A (a)	427,210
35,372	Fox Corp., Class A	2,382,304
13,712	Omnicom Group, Inc.	1,200,212
		4,009,726
	Metals & Mining — 2.5%
66,756	Newmont Corp.	8,415,261
3,801	Nucor Corp.	948,882
Shares	Description	Value

	Metals & Mining (Continued)
14,607	Reliance, Inc.	$5,609,818
18,603	Southern Copper Corp.	3,885,609
3,561	Steel Dynamics, Inc.	828,360
		19,687,930
	Multi-Utilities — 0.9%
68,966	Consolidated Edison, Inc.	7,380,741
	Oil, Gas & Consumable Fuels — 5.1%
89,652	APA Corp.	3,868,484
18,609	Chevron Corp.	3,836,059
75,424	Devon Energy Corp.	3,658,818
44,215	EOG Resources, Inc.	6,409,406
49,367	ExxonMobil Holdings Corp.	7,945,619
67,752	HF Sinclair Corp.	6,884,281
29,443	Ovintiv, Inc.	1,932,933
44,869	Permian Resources Corp., Class A	1,044,999
13,064	Valero Energy Corp.	4,688,931
		40,269,530
	Passenger Airlines — 0.4%
21,186	Delta Air Lines, Inc.	1,652,508
10,974	United Airlines Holdings, Inc. (a)	1,185,082
		2,837,590
	Pharmaceuticals — 1.9%
62,352	Bristol-Myers Squibb Co.	4,165,737
18,049	Johnson & Johnson	4,798,326
22,476	Merck & Co., Inc.	3,321,054
67,756	Pfizer, Inc.	1,928,336
29,580	Viatris, Inc.	488,366
		14,701,819
	Professional Services — 1.3%
3,070	Automatic Data Processing, Inc.	878,511
11,630	Broadridge Financial Solutions, Inc.	2,121,079
22,145	Leidos Holdings, Inc.	3,104,951
21,672	SS&C Technologies Holdings, Inc.	1,798,126
36,942	UL Solutions, Inc., Class A	2,752,918
		10,655,585
	Real Estate Management & Development — 0.5%
8,151	CBRE Group, Inc., Class A (a)	1,188,498
7,476	Jones Lang LaSalle, Inc. (a)	2,735,244
		3,923,742
	Semiconductors & Semiconductor Equipment — 15.6%
5,652	Advanced Micro Devices, Inc. (a)	2,660,509
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
8,174	Analog Devices, Inc.	$2,960,132
15,109	Applied Materials, Inc.	6,925,815
54,090	Broadcom, Inc.	20,031,691
19,497	KLA Corp.	3,420,749
35,945	Lam Research Corp.	10,837,058
5,951	Lattice Semiconductor Corp. (a)	686,388
2,901	Micron Technology, Inc.	2,781,276
280,781	NVIDIA Corp.	61,990,829
13,138	ON Semiconductor Corp. (a)	973,394
19,413	QUALCOMM, Inc.	3,309,528
5,411	Semtech Corp. (a)	719,447
13,857	Skyworks Solutions, Inc.	928,558
4,954	Teradyne, Inc.	1,733,058
9,998	Texas Instruments, Inc.	2,608,578
		122,567,010
	Software — 6.8%
14,031	Adobe, Inc. (a)	4,108,137
3,978	Datadog, Inc., Class A (a)	942,945
28,826	Docusign, Inc. (a)	1,910,299
14,041	Fortinet, Inc. (a)	2,400,028
68,612	Gen Digital, Inc.	2,126,972
6,214	Intuit, Inc.	2,232,690
61,819	Microsoft Corp.	31,360,161
15,247	Salesforce, Inc.	3,926,712
5,357	Workday, Inc., Class A (a)	1,057,740
35,278	Zoom Communications, Inc. (a)	3,410,677
		53,476,361
	Specialized REITs — 0.9%
71,334	Gaming and Leisure Properties, Inc.	3,001,021
14,488	Lamar Advertising Co., Class A	2,158,857
68,452	VICI Properties, Inc.	1,755,794
		6,915,672
	Specialty Retail — 1.7%
28,518	Best Buy Co., Inc.	2,285,718
20,528	Ross Stores, Inc.	4,691,469
35,188	TJX (The) Cos., Inc.	4,712,025
3,152	Ulta Beauty, Inc. (a)	1,692,939
		13,382,151
	Technology Hardware, Storage & Peripherals — 9.0%
157,328	Apple, Inc.	49,849,377
5,288	Dell Technologies, Inc., Class C	2,411,381
53,628	HP, Inc.	1,609,913
24,388	NetApp, Inc.	4,518,852
1,556	Sandisk Corp. (a)	2,437,785
Shares	Description	Value

	Technology Hardware, Storage & Peripherals (Continued)
10,375	Seagate Technology Holdings PLC	$8,594,442
3,069	Western Digital Corp.	1,382,738
		70,804,488
	Textiles, Apparel & Luxury Goods — 0.9%
11,557	Deckers Outdoor Corp. (a)	1,006,383
5,239	Lululemon Athletica, Inc. (a)	630,042
9,200	Ralph Lauren Corp.	3,191,480
18,735	Tapestry, Inc.	2,311,712
		7,139,617
	Tobacco — 1.0%
112,028	Altria Group, Inc.	7,671,678
	Trading Companies & Distributors — 0.8%
26,483	Fastenal Co.	1,305,877
11,862	Ferguson Enterprises, Inc.	2,663,137
1,912	W.W. Grainger, Inc.	2,503,745
		6,472,759
	Total Common Stocks	785,553,294
	(Cost $675,729,046)
MONEY MARKET FUNDS — 0.2%
1,800,570	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (b)	1,800,570
	(Cost $1,800,570)

	Total Investments — 99.9%	787,353,864
	(Cost $677,529,616)
	Net Other Assets and Liabilities — 0.1%	491,152
	Net Assets — 100.0%	$787,845,016

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of August 31, 2026.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments (Continued)
August 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$785,553,294	$785,553,294	$—	$—
Money Market Funds	1,800,570	1,800,570	—	—
Total Investments	$787,353,864	$787,353,864	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
COMMON STOCKS — 99.8%
	Aerospace & Defense — 2.9%
10,042	ATI, Inc. (a)	$2,050,576
2,561	Curtiss-Wright Corp.	1,491,859
3,297	Moog, Inc., Class A	1,224,836
4,530	Woodward, Inc.	1,539,385
		6,306,656
	Air Freight & Logistics — 0.3%
4,492	C.H. Robinson Worldwide, Inc.	672,273
	Automobile Components — 2.0%
41,535	BorgWarner, Inc.	2,664,886
8,986	Lear Corp.	1,123,160
4,227	Visteon Corp.	430,393
		4,218,439
	Banks — 4.1%
12,417	Bank OZK	609,426
3,736	BOK Financial Corp.	508,395
19,861	Cathay General Bancorp	1,215,692
16,894	Central BanCo, Inc.	542,382
49,675	First Horizon Corp.	1,208,096
17,734	Hancock Whitney Corp.	1,321,006
3,418	Home BancShares, Inc.	100,694
7,333	International Bancshares Corp.	514,483
10,493	Popular, Inc.	1,764,818
13,526	Prosperity Bancshares, Inc.	967,920
		8,752,912
	Beverages — 0.7%
5,959	Coca-Cola Consolidated, Inc.	1,165,401
9,397	Molson Coors Beverage Co., Class B	373,625
		1,539,026
	Biotechnology — 4.3%
23,566	BioMarin Pharmaceutical, Inc. (a)	1,537,210
42,599	Exelixis, Inc. (a)	2,327,609
20,223	Halozyme Therapeutics, Inc. (a)	2,153,547
10,325	Incyte Corp. (a)	1,272,247
1,171	Neurocrine Biosciences, Inc. (a)	180,369
1,202	Protagonist Therapeutics, Inc. (a)	177,596
1,448	PTC Therapeutics, Inc. (a)	100,694
3,801	TG Therapeutics, Inc. (a)	206,394
2,418	United Therapeutics Corp. (a)	1,234,099
		9,189,765
	Broadline Retail — 1.0%
1,931	Dillard’s, Inc., Class A	1,208,748
3,047	Etsy, Inc. (a)	247,813
30,724	Macy’s, Inc.	674,699
		2,131,260
Shares	Description	Value

	Building Products — 2.2%
15,657	A.O. Smith Corp.	$925,799
3,600	Builders FirstSource, Inc. (a)	239,040
1,717	Carlisle Cos., Inc.	595,078
10,391	Fortune Brands Innovations, Inc.	460,633
1,368	Masco Corp.	98,715
4,749	Owens Corning	656,074
12,860	UFP Industries, Inc.	1,086,927
13,916	Zurn Elkay Water Solutions Corp.	665,185
		4,727,451
	Capital Markets — 2.9%
5,500	Affiliated Managers Group, Inc.	2,025,045
38,663	Federated Hermes, Inc.	2,460,900
14,344	Franklin Templeton, Inc.	489,848
3,818	SEI Investments Co.	423,722
2,826	Stifel Financial Corp.	228,284
5,342	Victory Capital Holdings, Inc., Class A	630,409
		6,258,208
	Chemicals — 1.6%
11,167	Avient Corp.	492,018
7,972	Cabot Corp.	659,364
14,026	CF Industries Holdings, Inc.	1,823,801
1,455	Eastman Chemical Co.	105,400
516	NewMarket Corp.	463,213
		3,543,796
	Commercial Services & Supplies — 0.9%
3,824	Brink’s (The) Co.	416,548
10,426	HNI Corp.	504,931
26,646	Tetra Tech, Inc.	962,987
		1,884,466
	Communications Equipment — 2.8%
1,657	Ciena Corp. (a)	634,300
3,265	F5, Inc. (a)	1,329,279
1,412	Lumentum Holdings, Inc. (a)	1,291,641
46,549	NetScout Systems, Inc. (a)	1,807,498
25,081	Viavi Solutions, Inc. (a)	910,189
		5,972,907
	Construction & Engineering — 2.2%
7,501	AECOM	505,792
4,551	API Group Corp. (a)	178,627
925	Comfort Systems USA, Inc.	1,429,699
1,605	Dycom Industries, Inc. (a)	467,392
1,092	EMCOR Group, Inc.	802,118
1,288	Everus Construction Group, Inc. (a)	148,287
1,341	MasTec, Inc. (a)	321,545
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Construction & Engineering (Continued)
1,039	MYR Group, Inc. (a)	$302,785
1,345	Valmont Industries, Inc.	631,693
		4,787,938
	Consumer Finance — 0.7%
6,685	FirstCash Holdings, Inc.	1,433,732
	Consumer Staples Distribution & Retail — 1.8%
27,837	Albertsons Cos., Inc., Class A	343,787
3,414	Casey’s General Stores, Inc.	2,568,045
2,891	PriceSmart, Inc.	491,499
5,290	US Foods Holding Corp. (a)	554,603
		3,957,934
	Containers & Packaging — 0.8%
7,991	Crown Holdings, Inc.	930,072
5,582	Greif, Inc., Class A	461,911
5,440	Sonoco Products Co.	300,016
		1,691,999
	Distributors — 0.1%
10,705	LKQ Corp.	268,695
	Diversified Consumer Services — 1.2%
27,702	H&R Block, Inc.	1,430,808
12,923	Stride, Inc. (a)	1,120,295
		2,551,103
	Diversified REITs — 0.4%
14,004	WP Carey, Inc.	979,720
	Electric Utilities — 0.1%
2,481	NRG Energy, Inc.	273,208
	Electrical Equipment — 2.8%
2,224	Acuity, Inc.	737,901
10,534	Atkore, Inc.	986,931
3,329	Bloom Energy Corp., Class A (a)	686,773
7,958	EnerSys	1,463,158
5,124	nVent Electric PLC	772,443
1,128	Powell Industries, Inc.	202,735
20,804	Sensata Technologies Holding PLC	853,588
1,884	Vicor Corp. (a)	353,589
		6,057,118
	Electronic Equipment, Instruments & Components — 5.1%
2,884	Advanced Energy Industries, Inc.	798,464
7,126	Arrow Electronics, Inc. (a)	1,456,768
12,442	Avnet, Inc.	1,114,306
1,931	CDW Corp.	292,701
Shares	Description	Value

	Electronic Equipment, Instruments & Components (Continued)
5,290	Cognex Corp.	$322,478
11,951	Flex Ltd. (a)	1,305,647
975	Insight Enterprises, Inc. (a)	153,095
4,530	Itron, Inc. (a)	439,455
2,975	Jabil, Inc.	908,148
762	Littelfuse, Inc.	314,081
1,238	Plexus Corp. (a)	296,464
1,499	Sanmina Corp. (a)	294,883
6,875	TD SYNNEX Corp.	1,738,344
4,809	TTM Technologies, Inc. (a)	571,886
765	Vishay Intertechnology, Inc.	23,279
9,566	Vontier Corp.	308,121
1,709	Zebra Technologies Corp., Class A (a)	604,217
		10,942,337
	Energy Equipment & Services — 1.5%
6,644	Kodiak Gas Services, Inc.	390,468
10,197	Liberty Energy, Inc.	200,983
31,976	TechnipFMC PLC	2,498,924
1,045	Weatherford International PLC	102,170
		3,192,545
	Entertainment — 0.5%
2,854	Madison Square Garden Sports Corp. (a)	1,098,019
	Financial Services — 2.7%
31,440	Enact Holdings, Inc.	1,515,408
20,240	Essent Group Ltd.	1,367,414
4,280	Euronet Worldwide, Inc. (a)	297,503
54,180	MGIC Investment Corp.	1,660,617
27,023	Radian Group, Inc.	969,045
10,043	Western Union (The) Co.	71,908
		5,881,895
	Food Products — 0.5%
10,383	Cal-Maine Foods, Inc.	819,427
35,185	Flowers Foods, Inc.	243,480
		1,062,907
	Gas Utilities — 1.7%
23,613	National Fuel Gas Co.	1,961,296
44,772	UGI Corp.	1,721,483
		3,682,779
	Ground Transportation — 0.8%
2,101	Landstar System, Inc.	379,504
38,713	Lyft, Inc., Class A (a)	654,250
2,894	Ryder System, Inc.	707,467
		1,741,221
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Equipment & Supplies — 1.2%
6,085	Align Technology, Inc. (a)	$972,322
27,440	Envista Holdings Corp. (a)	744,721
8,409	Lantheus Holdings, Inc. (a)	848,973
		2,566,016
	Health Care Providers & Services — 3.3%
23,099	BrightSpring Health Services, Inc. (a)	1,348,982
4,024	Cardinal Health, Inc.	944,111
1,238	Chemed Corp.	642,163
3,247	DaVita, Inc. (a)	571,504
3,279	Ensign Group (The), Inc.	564,840
5,162	Guardant Health, Inc. (a)	820,861
5,960	Henry Schein, Inc. (a)	535,208
6,006	Molina Healthcare, Inc. (a)	1,193,813
8,382	Option Care Health, Inc. (a)	196,558
1,238	Universal Health Services, Inc., Class B	210,869
		7,028,909
	Health Care REITs — 1.7%
7,007	American Healthcare REIT, Inc.	386,856
12,524	CareTrust REIT, Inc.	487,810
28,627	Healthcare Realty Trust, Inc.	545,058
29,257	Omega Healthcare Investors, Inc.	1,337,630
48,620	Sabra Health Care REIT, Inc.	991,362
		3,748,716
	Health Care Technology — 0.4%
30,749	Doximity, Inc., Class A (a)	821,306
	Hotel & Resort REITs — 1.6%
97,669	Apple Hospitality REIT, Inc.	1,557,820
57,991	Host Hotels & Resorts, Inc.	1,271,743
44,100	Park Hotels & Resorts, Inc.	674,730
		3,504,293
	Hotels, Restaurants & Leisure — 0.4%
13,014	Aramark	732,818
1,894	Boyd Gaming Corp.	146,956
		879,774
	Household Durables — 1.1%
1,089	Installed Building Products, Inc.	264,442
2,009	KB Home	107,080
6,681	PulteGroup, Inc.	843,944
8,701	Toll Brothers, Inc.	1,248,158
		2,463,624
Shares	Description	Value

	Independent Power and Renewable Electricity Producers — 0.2%
1,186	Talen Energy Corp. (a)	$350,771
	Insurance — 3.7%
7,209	Globe Life, Inc.	1,244,778
4,811	Hanover Insurance Group (The), Inc.	1,087,815
2,193	Kemper Corp.	61,799
4,803	Mercury General Corp.	489,714
22,258	Old Republic International Corp.	928,826
7,294	RenaissanceRe Holdings Ltd.	2,389,806
18,468	Unum Group	1,721,587
		7,924,325
	Interactive Media & Services — 0.9%
14,626	Match Group, Inc.	594,547
24,880	Ziff Davis, Inc. (a)	1,372,132
		1,966,679
	IT Services — 2.0%
54,937	DXC Technology Co. (a)	620,788
7,529	EPAM Systems, Inc. (a)	887,142
21,133	Everforth, Inc. (a)	685,132
3,322	Gartner, Inc. (a)	658,122
3,049	GoDaddy, Inc., Class A (a)	298,436
17,485	Kyndryl Holdings, Inc. (a)	235,173
4,318	Twilio, Inc., Class A (a)	1,017,450
		4,402,243
	Leisure Products — 0.4%
4,961	Hasbro, Inc.	466,830
21,504	Mattel, Inc. (a)	321,485
		788,315
	Machinery — 6.6%
10,396	Allison Transmission Holdings, Inc.	1,306,881
7,707	Atmus Filtration Technologies, Inc.	364,002
6,322	Donaldson Co., Inc.	574,607
1,825	ESCO Technologies, Inc.	498,280
46,991	Kennametal, Inc.	1,378,716
813	Lincoln Electric Holdings, Inc.	228,640
4,359	Middleby (The) Corp. (a)	483,151
4,359	Midera Food Processing, Inc. (a)	204,350
41,276	Mueller Industries, Inc.	2,576,035
9,259	Mueller Water Products, Inc., Class A	223,512
9,462	Oshkosh Corp.	1,458,189
1,368	RBC Bearings, Inc. (a)	676,148
2,958	Snap-on, Inc.	1,142,705
11,056	Timken (The) Co.	1,331,695
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery (Continued)
8,046	Toro (The) Co.	$786,979
2,691	Watts Water Technologies, Inc., Class A	984,233
		14,218,123
	Marine Transportation — 1.1%
10,509	Matson, Inc.	2,362,528
	Media — 0.2%
6,863	New York Times (The) Co., Class A	461,674
	Metals & Mining — 2.6%
27,129	Alcoa Corp.	1,355,094
11,233	Century Aluminum Co. (a)	514,134
33,215	Hecla Mining Co.	659,982
8,284	Reliance, Inc.	3,181,470
		5,710,680
	Office REITs — 0.1%
7,385	COPT Defense Properties	265,860
	Oil, Gas & Consumable Fuels — 3.4%
28,541	Antero Midstream Corp.	639,889
44,211	APA Corp.	1,907,705
15,804	Chord Energy Corp.	2,324,926
13,475	CNX Resources Corp. (a)	490,221
19,328	HF Sinclair Corp.	1,963,918
		7,326,659
	Personal Care Products — 0.3%
133,679	Nu Skin Enterprises, Inc., Class A	626,955
	Pharmaceuticals — 1.0%
2,676	Axsome Therapeutics, Inc. (a)	531,240
3,611	Jazz Pharmaceuticals PLC (a)	905,206
4,654	Liquidia Corp. (a)	317,263
6,435	Perrigo Co. PLC	94,208
1,472	Prestige Consumer Healthcare, Inc. (a)	76,220
8,155	Viatris, Inc.	134,639
		2,058,776
	Professional Services — 3.1%
5,505	Booz Allen Hamilton Holding Corp.	416,453
1,167	CACI International, Inc., Class A (a)	727,053
20,751	Concentrix Corp.	624,605
37,881	Genpact Ltd.	1,438,720
21,426	KBR, Inc.	803,475
3,063	ManpowerGroup, Inc.	192,816
11,233	Maximus, Inc.	648,930
Shares	Description	Value

	Professional Services (Continued)
3,950	Paycom Software, Inc.	$944,445
1,131	Paylocity Holding Corp. (a)	181,209
5,495	Science Applications International Corp.	704,569
		6,682,275
	Real Estate Management & Development — 0.8%
4,660	Jones Lang LaSalle, Inc. (a)	1,704,954
	Retail REITs — 0.3%
4,435	Brixmor Property Group, Inc.	128,127
20,808	Kite Realty Group Trust	536,847
		664,974
	Semiconductors & Semiconductor Equipment — 2.7%
9,949	Axcelis Technologies, Inc. (a)	1,147,418
9,953	Cirrus Logic, Inc. (a)	1,089,953
3,613	FormFactor, Inc. (a)	363,504
4,493	Lattice Semiconductor Corp. (a)	518,223
4,579	MACOM Technology Solutions Holdings, Inc. (a)	1,208,078
2,543	MaxLinear, Inc. (a)	152,351
2,318	MKS, Inc.	593,964
12,701	Skyworks Solutions, Inc.	851,094
		5,924,585
	Software — 3.0%
13,813	BILL Holdings, Inc. (a)	680,014
1,680	Commvault Systems, Inc. (a)	231,034
17,108	Docusign, Inc. (a)	1,133,747
17,660	Dolby Laboratories, Inc., Class A	1,087,150
21,217	Dropbox, Inc., Class A (a)	746,626
3,356	Gen Digital, Inc.	104,036
1,451	InterDigital, Inc.	486,128
14,242	Pegasystems, Inc.	524,248
2,340	Qualys, Inc. (a)	435,568
33,109	Teradata Corp. (a)	960,161
		6,388,712
	Specialized REITs — 1.7%
24,927	EPR Properties	1,463,464
29,253	Gaming and Leisure Properties, Inc.	1,230,674
14,644	Outfront Media, Inc.	430,241
22,357	Rayonier, Inc.	458,318
		3,582,697
	Specialty Retail — 3.3%
12,716	Abercrombie & Fitch Co., Class A (a)	1,819,405
15,133	Academy Sports & Outdoors, Inc.	650,114
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail (Continued)
11,466	American Eagle Outfitters, Inc.	$190,679
16,569	Bath & Body Works, Inc.	318,953
3,319	Best Buy Co., Inc.	266,018
5,627	Five Below, Inc. (a)	1,388,969
27,907	Gap (The), Inc.	622,605
1,095	Murphy USA, Inc.	564,352
6,826	Victoria’s Secret & Co. (a)	583,009
3,271	Williams-Sonoma, Inc.	746,606
		7,150,710
	Technology Hardware, Storage & Peripherals — 0.6%
7,087	NetApp, Inc.	1,313,150
	Textiles, Apparel & Luxury Goods — 1.8%
2,971	Columbia Sportswear Co.	170,535
10,153	Crocs, Inc. (a)	1,222,218
8,048	PVH Corp.	596,840
2,442	Ralph Lauren Corp.	847,130
8,084	Tapestry, Inc.	997,485
		3,834,208
	Trading Companies & Distributors — 1.7%
1,603	Applied Industrial Technologies, Inc.	519,340
7,725	Boise Cascade Co.	602,627
11,447	MSC Industrial Direct Co., Inc., Class A	1,360,819
7,456	Rush Enterprises, Inc., Class A	572,845
1,519	WESCO International, Inc.	517,068
		3,572,699
	Total Common Stocks	215,095,499
	(Cost $193,159,419)
MONEY MARKET FUNDS — 0.2%
421,572	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (b)	421,572
	(Cost $421,572)

	Total Investments — 100.0%	215,517,071
	(Cost $193,580,991)
	Net Other Assets and Liabilities — 0.0%	46,590
	Net Assets — 100.0%	$215,563,661

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of August 31, 2026.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$215,095,499	$215,095,499	$—	$—
Money Market Funds	421,572	421,572	—	—
Total Investments	$215,517,071	$215,517,071	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
COMMON STOCKS — 99.6%
	Aerospace & Defense — 1.2%
6,965	Astronics Corp. (a)	$513,112
1,440	Astronics Corp., Class B (a)	104,947
1,584	Carpenter Technology Corp.	754,649
10,782	Park Aerospace Corp.	350,846
		1,723,554
	Automobile Components — 1.1%
14,790	Dana, Inc.	443,404
26,972	Garrett Motion, Inc.	726,895
4,563	Phinia, Inc.	312,292
		1,482,591
	Banks — 8.5%
9,476	1st Source Corp.	811,430
13,186	Amalgamated Financial Corp.	633,851
36,218	Ames National Corp.	1,140,505
2,299	Bank First Corp.	346,367
7,658	Bank of NT Butterfield & Son (The) Ltd.	450,903
14,338	Carter Bankshares, Inc.	447,919
13,575	Cathay General Bancorp	830,926
1,878	City Holding Co.	268,460
8,621	Financial Institutions, Inc.	349,323
12,570	First BanCorp	350,452
11,151	First Financial Bancorp	363,857
8,965	First Financial Corp.	701,780
2,276	Great Southern Bancorp, Inc.	178,143
976	Hancock Whitney Corp.	72,702
13,609	Heritage Financial Corp.	388,809
3,594	Hilltop Holdings, Inc.	136,752
3,528	Metropolitan Bank Holding Corp.	320,272
5,852	Midland States Bancorp, Inc.	191,887
26,075	Northeast Community Bancorp, Inc.	687,076
6,841	OFG Bancorp	356,074
4,784	Peoples Bancorp of North Carolina, Inc.	209,061
552	Preferred Bank	56,541
6,093	S&T Bancorp, Inc.	301,482
17,861	TrustCo Bank Corp.	1,013,076
7,672	Trustmark Corp.	352,298
4,022	Univest Financial Corp.	166,993
8,830	WaFd, Inc.	315,761
4,789	WSFS Financial Corp.	370,908
		11,813,608
	Biotechnology — 7.2%
2,014	ACADIA Pharmaceuticals, Inc. (a)	58,225
6,739	Alkermes PLC (a)	316,666
9,151	AnaptysBio, Inc. (a)	521,882
Shares	Description	Value

	Biotechnology (Continued)
11,996	Arcutis Biotherapeutics, Inc. (a)	$287,544
24,843	Aurinia Pharmaceuticals, Inc. (a)	400,221
43,176	Climb Bio, Inc. (a)	592,806
24,268	Emergent BioSolutions, Inc. (a)	148,035
6,982	Halozyme Therapeutics, Inc. (a)	743,513
2,023	Inhibrx Biosciences, Inc. (a)	256,314
12,276	Kiniksa Pharmaceuticals International PLC (a)	965,262
2,354	Krystal Biotech, Inc. (a)	845,933
3,394	Mirum Pharmaceuticals, Inc. (a)	332,782
5,739	Oruka Therapeutics, Inc. (a)	531,546
4,340	Protagonist Therapeutics, Inc. (a)	641,235
3,996	PTC Therapeutics, Inc. (a)	277,882
22,903	Rigel Pharmaceuticals, Inc. (a)	1,057,661
43,939	SELLAS Life Sciences Group, Inc. (a)	586,146
13,093	TG Therapeutics, Inc. (a)	710,950
7,659	Travere Therapeutics, Inc. (a)	507,638
5,290	Veracyte, Inc. (a)	228,475
		10,010,716
	Broadline Retail — 0.9%
37,593	Kohl’s Corp.	669,907
23,643	Macy’s, Inc.	519,201
		1,189,108
	Building Products — 0.9%
9,288	Apogee Enterprises, Inc.	362,789
8,686	Fortune Brands Innovations, Inc.	385,050
5,448	Gibraltar Industries, Inc. (a)	245,106
43,880	Janus International Group, Inc. (a)	217,645
1,714	Zurn Elkay Water Solutions Corp.	81,929
		1,292,519
	Capital Markets — 1.2%
5,401	Acadian Asset Management, Inc.	508,774
4,147	Federated Hermes, Inc.	263,957
1,989	PJT Partners, Inc., Class A	358,796
1,935	Victory Capital Holdings, Inc., Class A	228,349
1,721	Virtus Investment Partners, Inc.	284,825
		1,644,701
	Chemicals — 0.5%
13,086	Perimeter Solutions, Inc. (a)	399,123
2,674	Sensient Technologies Corp.	360,830
		759,953
	Commercial Services & Supplies — 2.4%
8,912	ABM Industries, Inc.	415,567
1,387	Brady Corp., Class A	125,732
1,750	Cimpress PLC (a)	155,942
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Commercial Services & Supplies (Continued)
16,932	Deluxe Corp.	$391,129
13,669	Ennis, Inc.	291,696
4,003	Healthcare Services Group, Inc. (a)	88,026
6,564	HNI Corp.	317,894
25,554	Interface, Inc.	969,008
4,306	Liquidity Services, Inc. (a)	179,474
3,298	MillerKnoll, Inc.	74,502
16,409	Pitney Bowes, Inc.	281,086
		3,290,056
	Communications Equipment — 1.9%
4,095	Digi International, Inc. (a)	306,879
51,559	Harmonic, Inc. (a)	617,677
17,637	NetScout Systems, Inc. (a)	684,845
20,198	Viavi Solutions, Inc. (a)	732,985
43,608	Vistance Networks, Inc.	275,167
		2,617,553
	Construction & Engineering — 2.1%
427	Comfort Systems USA, Inc.	659,980
283	Dycom Industries, Inc. (a)	82,412
781	EMCOR Group, Inc.	573,676
2,024	IES Holdings, Inc. (a)	613,272
670	MYR Group, Inc. (a)	195,251
1,315	NWPX Infrastructure, Inc. (a)	144,545
616	Sterling Infrastructure, Inc. (a)	289,563
4,154	Tutor Perini Corp.	367,712
		2,926,411
	Consumer Finance — 1.5%
5,707	Bread Financial Holdings, Inc.	596,210
1,241	Dave, Inc. (a)	446,164
4,969	Encore Capital Group, Inc. (a)	482,043
12,688	EZCORP, Inc., Class A (a)	410,076
433	FirstCash Holdings, Inc.	92,866
		2,027,359
	Consumer Staples Distribution & Retail — 0.3%
2,327	PriceSmart, Inc.	395,613
	Containers & Packaging — 0.4%
17,312	Myers Industries, Inc.	555,542
	Distributors — 0.6%
11,859	GigaCloud Technology, Inc., Class A (a)	575,517
5,548	Gold.com, Inc.	249,494
		825,011
Shares	Description	Value

	Diversified Consumer Services — 2.1%
10,352	American Public Education, Inc. (a)	$472,569
14,752	H&R Block, Inc.	761,941
10,556	Laureate Education, Inc. (a)	396,166
18,623	Lincoln Educational Services Corp. (a)	468,554
13,574	Perdoceo Education Corp.	451,200
4,546	Stride, Inc. (a)	394,093
		2,944,523
	Diversified Telecommunication Services — 0.6%
6,169	Anterix, Inc. (a)	560,700
5,357	Bandwidth, Inc., Class A (a)	259,440
		820,140
	Electric Utilities — 0.3%
33,750	Hawaiian Electric Industries, Inc. (a)	378,675
1,034	Otter Tail Corp.	93,546
		472,221
	Electrical Equipment — 1.9%
4,271	Atkore, Inc.	400,150
9,802	Babcock & Wilcox Enterprises, Inc. (a)	73,907
2,362	Bloom Energy Corp., Class A (a)	487,281
3,954	EnerSys	726,982
3,040	Powell Industries, Inc.	546,379
182	Preformed Line Products Co.	72,955
1,875	Vicor Corp. (a)	351,900
		2,659,554
	Electronic Equipment, Instruments & Components — 3.9%
3,035	Bel Fuse, Inc., Class B	756,550
1,730	Benchmark Electronics, Inc.	121,584
14,339	Daktronics, Inc. (a)	280,041
3,610	Insight Enterprises, Inc. (a)	566,842
3,091	Itron, Inc. (a)	299,858
13,524	nLight, Inc. (a)	571,659
6,005	PC Connection, Inc.	479,619
1,077	Rogers Corp. (a)	135,239
13,993	ScanSource, Inc. (a)	798,860
5,288	TTM Technologies, Inc. (a)	628,849
6,472	Vishay Intertechnology, Inc.	196,943
3,226	Vishay Precision Group, Inc. (a)	199,399
11,298	Vontier Corp.	363,909
		5,399,352
	Energy Equipment & Services — 2.1%
8,765	Forum Energy Technologies, Inc. (a)	718,467
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Energy Equipment & Services (Continued)
6,290	Kodiak Gas Services, Inc.	$369,663
13,852	Liberty Energy, Inc.	273,023
3,929	Nabors Industries Ltd. (a)	367,911
13,616	National Energy Services Reunited Corp. (a)	478,058
35,715	Patterson-UTI Energy, Inc.	451,438
29,279	TETRA Technologies, Inc. (a)	202,025
		2,860,585
	Entertainment — 1.3%
28,480	Lionsgate Studios Corp. (a)	322,679
7,574	Madison Square Garden Entertainment Corp. (a)	588,424
6,197	Sphere Entertainment Co. (a)	844,651
		1,755,754
	Financial Services — 2.3%
7,099	Enact Holdings, Inc.	342,172
5,750	Essent Group Ltd.	388,470
3,463	Euronet Worldwide, Inc. (a)	240,713
18,331	MGIC Investment Corp.	561,845
11,040	NMI Holdings, Inc. (a)	489,624
63,092	Pagseguro Digital Ltd., Class A	569,090
12,125	Radian Group, Inc.	434,802
11,811	StoneCo Ltd., Class A	114,567
5,922	Western Union (The) Co.	42,402
		3,183,685
	Food Products — 0.9%
5,233	Cal-Maine Foods, Inc.	412,988
4,547	Seneca Foods Corp., Class A (a)	901,625
		1,314,613
	Gas Utilities — 0.1%
3,790	MDU Resources Group, Inc.	75,497
	Ground Transportation — 0.2%
26,773	Heartland Express, Inc.	330,914
	Health Care Equipment & Supplies — 3.2%
9,442	Axogen, Inc. (a)	479,276
10,720	CONMED Corp.	534,392
4,203	Embecta Corp.	21,603
4,753	Envista Holdings Corp. (a)	128,996
2,776	Globus Medical, Inc., Class A (a)	225,883
42,272	Inmode Ltd. (a)	632,389
1,928	Inspire Medical Systems, Inc. (a)	121,445
3,193	iRadimed Corp.	275,811
2,204	iRhythm Holdings, Inc. (a)	262,144
6,747	Lantheus Holdings, Inc. (a)	681,177
2,185	LeMaitre Vascular, Inc.	175,412
Shares	Description	Value

	Health Care Equipment & Supplies (Continued)
2,203	LivaNova PLC (a)	$175,822
8,556	Omnicell, Inc. (a)	300,829
17,261	Tactile Systems Technology, Inc. (a)	396,658
		4,411,837
	Health Care Providers & Services — 3.7%
4,186	Addus HomeCare Corp. (a)	480,008
5,333	Astrana Health, Inc. (a)	203,241
10,132	BrightSpring Health Services, Inc. (a)	591,709
46,760	Brookdale Senior Living, Inc. (a)	551,300
4,492	Guardant Health, Inc. (a)	714,318
7,674	Guardian Pharmacy Services, Inc., Class A (a)	284,629
6,237	National HealthCare Corp.	1,350,497
5,106	PACS Group, Inc. (a)	216,035
18,470	Pediatrix Medical Group, Inc. (a)	484,468
8,513	Progyny, Inc. (a)	217,848
		5,094,053
	Health Care REITs — 0.7%
10,156	CareTrust REIT, Inc.	395,576
4,018	National Health Investors, Inc.	285,720
17,465	Sabra Health Care REIT, Inc.	356,112
		1,037,408
	Health Care Technology — 0.6%
27,833	Certara, Inc. (a)	230,735
45,175	Phreesia, Inc. (a)	551,587
		782,322
	Hotel & Resort REITs — 0.6%
52,662	Apple Hospitality REIT, Inc.	839,959
	Hotels, Restaurants & Leisure — 0.5%
2,424	Brinker International, Inc. (a)	553,884
615	Monarch Casino & Resort, Inc.	74,077
		627,961
	Household Durables — 0.4%
3,797	Helen of Troy Ltd. (a)	114,290
1,335	M/I Homes, Inc. (a)	198,661
13,526	Sonos, Inc. (a)	211,006
		523,957
	Household Products — 0.1%
898	Spectrum Brands Holdings, Inc.	77,506
	Industrial REITs — 0.5%
11,542	Innovative Industrial Properties, Inc.	656,971
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance — 3.6%
17,470	Hamilton Insurance Group Ltd., Class B	$614,245
2,000	HCI Group, Inc.	371,460
26,922	Heritage Insurance Holdings, Inc. (a)	905,118
8,011	Mercury General Corp.	816,802
16,552	Pelagos Insurance Capital Ltd.	404,034
28,020	SiriusPoint Ltd. (a)	677,804
8,404	United Fire Group, Inc.	452,723
15,723	Universal Insurance Holdings, Inc.	675,775
		4,917,961
	Interactive Media & Services — 1.6%
21,852	Angi, Inc. (a)	101,612
56,873	Cars.com, Inc. (a)	665,414
12,809	EverQuote, Inc., Class A (a)	325,861
19,033	Yelp, Inc. (a)	425,387
12,324	Ziff Davis, Inc. (a)	679,669
		2,197,943
	IT Services — 1.4%
6,532	EPAM Systems, Inc. (a)	769,665
23,792	Everforth, Inc. (a)	771,337
2,751	Hackett Group (The), Inc.	30,839
27,723	Kyndryl Holdings, Inc. (a)	372,874
		1,944,715
	Leisure Products — 0.3%
5,680	Callaway Golf Co. (a)	89,233
25,789	Smith & Wesson Brands, Inc.	328,036
		417,269
	Life Sciences Tools & Services — 0.3%
13,851	Adaptive Biotechnologies Corp. (a)	345,167
81	Medpace Holdings, Inc. (a)	48,113
53	OmniAb, Inc. - 12.5 Earnout Shares (a) (b) (c) (d)	0
53	OmniAb, Inc. - 15 Earnout Shares (a) (b) (c) (d)	0
		393,280
	Machinery — 2.0%
968	Atmus Filtration Technologies, Inc.	45,719
16,990	Blue Bird Corp. (a)	987,969
5,323	Gorman-Rupp (The) Co.	401,354
18,694	Kennametal, Inc.	548,482
5,286	Mueller Industries, Inc.	329,899
Shares	Description	Value

	Machinery (Continued)
12,150	Mueller Water Products, Inc., Class A	$293,301
324	Watts Water Technologies, Inc., Class A	118,503
		2,725,227
	Marine Transportation — 1.1%
19,100	Costamare, Inc.	291,848
5,358	Matson, Inc.	1,204,532
		1,496,380
	Media — 0.7%
35,256	AMC Global Media, Inc. (a)	443,873
12,929	Scholastic Corp.	496,474
		940,347
	Metals & Mining — 2.5%
21,851	Caledonia Mining Corp. PLC	553,049
21,294	Constellium SE (a)	562,801
35,905	Hecla Mining Co.	713,432
9,526	Hycroft Mining Holding Corp., Class A (a)	223,194
2,263	Kaiser Aluminum Corp.	359,319
21,381	SSR Mining, Inc.	804,139
16,740	SunCoke Energy, Inc.	172,924
		3,388,858
	Multi-Utilities — 0.0%
1,310	Avista Corp.	48,680
	Office REITs — 0.3%
16,297	Postal Realty Trust, Inc., Class A	382,165
	Oil, Gas & Consumable Fuels — 5.1%
14,328	Ardmore Shipping Corp.	249,164
5,042	Chord Energy Corp.	741,729
20,004	DHT Holdings, Inc.	392,078
11,121	Dorian LPG Ltd.	556,495
10,497	Green Plains, Inc. (a)	151,682
772	Gulfport Energy Corp. (a)	138,535
3,091	International Seaways, Inc.	304,896
6,616	Navigator Holdings Ltd.	146,280
19,119	Par Pacific Holdings, Inc. (a)	1,527,990
3,723	Riley Exploration Permian, Inc.	145,309
10,609	Scorpio Tankers, Inc.	836,626
32,990	Talos Energy, Inc. (a)	569,407
26,371	Teekay Corp., Ltd.	347,042
11,248	Teekay Tankers Ltd., Class A	1,008,271
		7,115,504
	Paper & Forest Products — 0.1%
5,238	Sylvamo Corp.	188,149
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Personal Care Products — 0.9%
50,156	Herbalife Ltd. (a)	$551,215
83,754	Nu Skin Enterprises, Inc., Class A	392,806
17,570	USANA Health Sciences, Inc. (a)	250,548
		1,194,569
	Pharmaceuticals — 4.7%
4,251	ANI Pharmaceuticals, Inc. (a)	311,386
1,332	Corcept Therapeutics, Inc. (a)	150,982
58,605	CorMedix, Inc. (a)	484,077
23,483	Eton Pharmaceuticals, Inc. (a)	1,419,312
19,065	Harmony Biosciences Holdings, Inc. (a)	750,780
17,275	Indivior Pharmaceuticals, Inc. (a)	603,416
28,583	Innoviva, Inc. (a)	593,669
802	Ligand Pharmaceuticals, Inc. (a)	227,848
13,121	Liquidia Corp. (a)	894,459
6,756	Pacira BioSciences, Inc. (a)	174,980
883	Prestige Consumer Healthcare, Inc. (a)	45,722
26,411	SIGA Technologies, Inc.	82,931
4,820	Supernus Pharmaceuticals, Inc. (a)	213,092
5,202	Tarsus Pharmaceuticals, Inc. (a)	386,196
12,919	Zevra Therapeutics, Inc. (a)	151,669
		6,490,519
	Professional Services — 3.4%
11,091	CBIZ, Inc. (a)	604,349
7,097	Concentrix Corp.	213,620
552	CRA International, Inc.	96,324
2,432	Huron Consulting Group, Inc. (a)	388,852
2,457	ICF International, Inc.	218,919
18,279	Kelly Services, Inc., Class A	314,399
12,543	Kforce, Inc.	722,226
770	Korn Ferry	65,873
6,604	Maximus, Inc.	381,513
8,688	Planet Labs PBC (a)	172,457
608	Science Applications International Corp.	77,958
76,961	TaskUS, Inc., Class A	634,928
5,258	TriNet Group, Inc.	369,585
5,310	Willdan Group, Inc. (a)	467,014
		4,728,017
	Real Estate Management & Development — 0.6%
17,915	Cushman & Wakefield Ltd. (a)	241,673
12,838	Forestar Group, Inc. (a)	362,930
11,874	RMR Group (The), Inc., Class A	229,406
		834,009
Shares	Description	Value

	Retail REITs — 0.3%
8,366	CBL & Associates Properties, Inc.	$457,537
	Semiconductors & Semiconductor Equipment — 3.6%
2,081	Aehr Test Systems (a)	164,961
5,520	Axcelis Technologies, Inc. (a)	636,622
3,257	Cohu, Inc. (a)	150,148
2,917	Credo Technology Group Holding Ltd. (a)	659,796
3,519	FormFactor, Inc. (a)	354,047
3,922	Ichor Holdings Ltd. (a)	210,101
9,173	Kulicke & Soffa Industries, Inc.	734,390
5,858	MaxLinear, Inc. (a)	350,953
18,618	Penguin Solutions, Inc. (a)	913,771
19,127	Photronics, Inc. (a)	538,234
4,023	Ultra Clean Holdings, Inc. (a)	272,880
		4,985,903
	Software — 4.6%
19,537	A10 Networks, Inc.	496,044
4,137	Adeia, Inc.	104,376
7,244	Arteris, Inc. (a)	158,499
3,816	BILL Holdings, Inc. (a)	187,862
7,177	Clear Secure, Inc., Class A	316,865
2,204	Commvault Systems, Inc. (a)	303,094
15,396	Five9, Inc. (a)	532,086
42,204	Mitek Systems, Inc. (a)	779,086
45,929	OneSpan, Inc.	758,747
25,442	Pagaya Technologies Ltd., Class A (a)	553,109
8,644	Progress Software Corp. (a)	399,958
1,305	Qualys, Inc. (a)	242,913
1,739	RingCentral, Inc., Class A	121,069
6,606	SPS Commerce, Inc. (a)	564,152
16,345	Teradata Corp. (a)	474,005
48,737	Yext, Inc. (a)	329,949
		6,321,814
	Specialized REITs — 0.7%
9,288	EPR Properties	545,298
15,712	Outfront Media, Inc.	461,619
		1,006,917
	Specialty Retail — 2.7%
7,916	Abercrombie & Fitch Co., Class A (a)	1,132,621
5,940	Academy Sports & Outdoors, Inc.	255,182
5,184	American Eagle Outfitters, Inc.	86,210
10,291	Bath & Body Works, Inc.	198,102
15,228	Caleres, Inc.	185,477
17,511	RealReal (The), Inc. (a)	179,313
30,488	Sally Beauty Holdings, Inc. (a)	499,393
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail (Continued)
7,604	Signet Jewelers Ltd.	$625,657
7,095	Upbound Group, Inc.	129,839
4,816	Victoria’s Secret & Co. (a)	411,335
		3,703,129
	Textiles, Apparel & Luxury Goods — 1.5%
3,031	Crocs, Inc. (a)	364,872
22,848	Figs, Inc., Class A (a)	350,488
9,382	G-III Apparel Group Ltd.	305,759
19,829	Movado Group, Inc.	668,832
5,122	PVH Corp.	379,848
		2,069,799
	Trading Companies & Distributors — 0.9%
916	Applied Industrial Technologies, Inc.	296,766
5,256	Boise Cascade Co.	410,020
35,646	Hudson Technologies, Inc. (a)	190,350
5,426	Rush Enterprises, Inc., Class A	416,879
		1,314,015
	Total Common Stocks	137,685,813
	(Cost $121,256,829)
MONEY MARKET FUNDS — 0.4%
474,127	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (e)	474,127
	(Cost $474,127)

	Total Investments — 100.0%	138,159,940
	(Cost $121,730,956)
	Net Other Assets and Liabilities — 0.0%	56,202
	Net Assets — 100.0%	$138,216,142

(a)	Non-income producing security.
(b)	Restricted security as to resale, excluding Rule 144A securities (see Note 2D - Restricted Securities in the Notes to Financial Statements).
(c)
This security is fair valued by First Trust Advisors L.P.’s
Pricing Committee in accordance with procedures approved
by the Trust’s Board of Trustees, and in accordance with
provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At August 31, 2026, securities noted
as such are valued at $0 or 0.0% of net assets.

(d)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(e)	Rate shown reflects yield as of August 31, 2026.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Life Sciences Tools & Services	$393,280	$393,280	$—	$— **
Other Industry Categories*	137,292,533	137,292,533	—	—
Money Market Funds	474,127	474,127	—	—
Total Investments	$138,159,940	$138,159,940	$—	$— **

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Multi-Strategy Alternative ETF (LALT)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets — 99.9%
2,293,742	First Trust Alternative Absolute Return Strategy ETF (a)	$70,984,204
999,904	First Trust Global Tactical Commodity Strategy Fund (a)	30,967,027
983,445	First Trust Long/Short Equity ETF (a)	75,017,185
712,073	First Trust Low Duration Opportunities ETF (a)	35,229,811
1,452,542	First Trust Managed Futures Strategy Fund (a)	73,484,100
1,155,138	Franklin Systematic Style Premia ETF	32,690,406
267,260	iShares 7-10 Year Treasury Bond ETF	24,785,692

	Total Investments — 99.9%	343,158,425
	(Cost $336,979,763)
	Net Other Assets and Liabilities — 0.1%	320,728
	Net Assets — 100.0%	$343,479,153

(a)	Investment in an affiliated fund.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$343,158,425	$343,158,425	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2026

	First Trust Active Factor Large Cap ETF (AFLG)	First Trust Active Factor Mid Cap ETF (AFMC)	First Trust Active Factor Small Cap ETF (AFSM)
ASSETS:
Investments, at value - Unaffiliated	$787,353,864	$215,517,071	$138,159,940
Investments, at value - Affiliated	—	—	—
Total investments, at value	787,353,864	215,517,071	138,159,940
Cash	—	—	—
Receivables:
Capital shares sold	26,782,264	4,067,237	10,015,694
Dividends	747,815	148,617	81,204
Interest	—	—	12,640
Reclaims	—	—	264
Total Assets	814,883,943	219,732,925	148,269,742

LIABILITIES:
Payables:
Investment securities purchased	26,690,015	4,056,674	9,974,418
Investment advisory fees	348,912	112,590	79,182
Total Liabilities	27,038,927	4,169,264	10,053,600
NET ASSETS	$787,845,016	$215,563,661	$138,216,142

NET ASSETS consist of:
Paid-in capital	$684,067,489	$201,840,951	$125,648,386
Par value	176,500	53,000	34,500
Accumulated distributable earnings (loss)	103,601,027	13,669,710	12,533,256
NET ASSETS	$787,845,016	$215,563,661	$138,216,142
NET ASSET VALUE, per share	$44.64	$40.67	$40.06
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	17,650,002	5,300,002	3,450,002
Investments, at cost - Unaffiliated	$677,529,616	$193,580,991	$121,730,956
Investments, at cost - Affiliated	$—	$—	$—
Total investments, at cost	$677,529,616	$193,580,991	$121,730,956
See Notes to Financial Statements

First Trust Multi-Strategy Alternative ETF (LALT)

$57,476,098
285,682,327
343,158,425
375,142

—
—
—
—
343,533,567

—
54,414
54,414
$343,479,153

$337,195,410
141,000
6,142,743
$343,479,153
$24.36
14,100,002
$57,236,186
$279,743,577
$336,979,763
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2026

	First Trust Active Factor Large Cap ETF (AFLG)	First Trust Active Factor Mid Cap ETF (AFMC)	First Trust Active Factor Small Cap ETF (AFSM)
INVESTMENT INCOME:
Dividends - Unaffiliated	$7,438,724	$1,895,172	$1,096,581
Dividends - Affiliated	—	—	—
Foreign withholding tax	(350)	(2,444)	(2,301)
Total investment income	7,438,374	1,892,728	1,094,280

EXPENSES:
Investment advisory fees	2,979,154	860,233	602,509
Excise tax expense	—	—	—
Other expenses	23,104	4,885	2,683
Total expenses	3,002,258	865,118	605,192
NET INVESTMENT INCOME (LOSS)	4,436,116	1,027,610	489,088

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(2,563,561)	(5,624,342)	(1,280,072)
Investments - Affiliated	—	—	—
In-kind redemptions - Unaffiliated	22,936,969	14,154,945	6,333,798
In-kind redemptions - Affiliated	—	—	—
Net realized gain (loss)	20,373,408	8,530,603	5,053,726
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	77,836,279	15,906,322	12,613,616
Investments - Affiliated	—	—	—
Net change in unrealized appreciation (depreciation)	77,836,279	15,906,322	12,613,616
NET REALIZED AND UNREALIZED GAIN (LOSS)	98,209,687	24,436,925	17,667,342
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$102,645,803	$25,464,535	$18,156,430
See Notes to Financial Statements

First Trust Multi-Strategy Alternative ETF (LALT)

$228,785
1,950,106
—
2,178,891

175,721
33,069
1,514
210,304
1,968,587

(286,098)
(31,633)
849,605
689,458
1,221,332

(133,608)
5,419,909
5,286,301
6,507,633
$8,476,220
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	First Trust Active Factor Large Cap ETF (AFLG)		First Trust Active Factor Mid Cap ETF (AFMC)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$4,436,116	$1,936,460	$1,027,610	$532,896
Net realized gain (loss)	20,373,408	(884,602)	8,530,603	(816,592)
Net change in unrealized appreciation (depreciation)	77,836,279	30,820,361	15,906,322	5,510,913
Net increase (decrease) in net assets resulting from operations	102,645,803	31,872,219	25,464,535	5,227,217

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,904,466)	(1,236,126)	(918,791)	(390,260)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	367,295,284	396,380,052	150,800,431	76,031,161
Cost of shares redeemed	(76,869,381)	(46,662,472)	(41,837,752)	(13,041,366)
Net increase (decrease) in net assets resulting from shareholder transactions	290,425,903	349,717,580	108,962,679	62,989,795
Total increase (decrease) in net assets	389,167,240	380,353,673	133,508,423	67,826,752

NET ASSETS:
Beginning of period	398,677,776	18,324,103	82,055,238	14,228,486
End of period	$787,845,016	$398,677,776	$215,563,661	$82,055,238

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	10,600,002	550,002	2,450,002	450,002
Shares sold	8,900,000	11,400,000	3,950,000	2,400,000
Shares redeemed	(1,850,000)	(1,350,000)	(1,100,000)	(400,000)
Shares outstanding, end of period	17,650,002	10,600,002	5,300,002	2,450,002
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)		First Trust Multi-Strategy Alternative ETF (LALT)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$489,088	$281,883	$1,968,587	$391,603
5,053,726	(521,095)	1,221,332	189,444
12,613,616	2,280,079	5,286,301	718,705
18,156,430	2,040,867	8,476,220	1,299,752

(466,200)	(228,345)	(1,747,642)	(349,696)

97,459,925	36,935,126	323,180,736	16,916,419
(20,629,754)	(10,334,808)	(8,484,898)	(6,228,595)
76,830,171	26,600,318	314,695,838	10,687,824
94,520,401	28,412,840	321,424,416	11,637,880

43,695,741	15,282,901	22,054,737	10,416,857
$138,216,142	$43,695,741	$343,479,153	$22,054,737

1,350,002	500,002	1,000,002	500,002
2,700,000	1,200,000	13,450,000	800,000
(600,000)	(350,000)	(350,000)	(300,000)
3,450,002	1,350,002	14,100,002	1,000,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
First Trust Active Factor Large Cap ETF (AFLG)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$37.61	$33.32	$25.72	$23.49	$26.72
Income from investment operations:
Net investment income (loss)	0.34 (a)	0.36 (a)	0.31 (a)	0.35 (a)	0.30
Net realized and unrealized gain (loss)	7.00	4.20	7.62	2.25	(3.26)
Total from investment operations	7.34	4.56	7.93	2.60	(2.96)
Distributions paid to shareholders from:
Net investment income	(0.31)	(0.27)	(0.33)	(0.37)	(0.27)
Net asset value, end of period	$44.64	$37.61	$33.32	$25.72	$23.49
Total return (b)	19.62%	13.76%	31.10%	11.22%	(11.18)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$787,845	$398,678	$18,324	$5,144	$4,698
Ratio of total expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	0.82%	1.04%	1.04%	1.47%	1.24%
Portfolio turnover rate (c)	46%	37%	48%	55%	61%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Active Factor Mid Cap ETF (AFMC)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$33.49	$31.62	$25.15	$22.20	$26.12
Income from investment operations:
Net investment income (loss)	0.29 (a)	0.38 (a)	0.24 (a)	0.23 (a)	0.32
Net realized and unrealized gain (loss)	7.17	1.80	6.46	2.97	(3.96)
Total from investment operations	7.46	2.18	6.70	3.20	(3.64)
Distributions paid to shareholders from:
Net investment income	(0.28)	(0.31)	(0.23)	(0.25)	(0.28)
Net asset value, end of period	$40.67	$33.49	$31.62	$25.15	$22.20
Total return (b)	22.40%	6.96%	26.81%	14.59%	(14.04)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$215,564	$82,055	$14,228	$6,287	$1,110
Ratio of total expenses to average net assets	0.65% (c)	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.78% (c)	1.21%	0.84%	0.96%	1.21%
Portfolio turnover rate (d)	57%	52%	60%	49%	80%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Active Factor Small Cap ETF (AFSM)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$32.37	$30.57	$25.12	$22.94	$26.72
Income from investment operations:
Net investment income (loss)	0.22 (a)	0.26 (a)	0.22 (a)	0.31 (a)	0.25
Net realized and unrealized gain (loss)	7.67	1.75	5.46	2.17	(3.85)
Total from investment operations	7.89	2.01	5.68	2.48	(3.60)
Distributions paid to shareholders from:
Net investment income	(0.20)	(0.21)	(0.23)	(0.30)	(0.18)
Net asset value, end of period	$40.06	$32.37	$30.57	$25.12	$22.94
Total return (b)	24.46%	6.64%	22.72%	10.97%	(13.52)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$138,216	$43,696	$15,283	$3,768	$2,294
Ratio of total expenses to average net assets	0.75%	0.75%	0.75%	0.75% (c)	0.75% (c)
Ratio of net investment income (loss) to average net assets	0.61%	0.89%	0.81%	1.30% (c)	1.01% (c)
Portfolio turnover rate (d)	75%	65%	79%	59%	73%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Multi-Strategy Alternative ETF (LALT)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$22.05	$20.83	$20.21	$20.01
Income from investment operations:
Net investment income (loss) (b)	0.53	0.52	0.49	0.23
Net realized and unrealized gain (loss)	2.68	1.20	0.59	0.06
Total from investment operations	3.21	1.72	1.08	0.29
Distributions paid to shareholders from:
Net investment income	(0.90)	(0.50)	(0.46)	(0.09)
Net asset value, end of period	$24.36	$22.05	$20.83	$20.21
Total return (c)	14.72%	8.37%	5.49%	1.47%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$343,479	$22,055	$10,417	$1,011
Ratio of total expenses to average net assets (d)	0.24% (e)	0.21% (e)	0.20%	0.20% (f)
Ratio of net investment income (loss) to average net assets (d)	2.24%	2.45%	2.39%	1.97% (f)
Portfolio turnover rate (g)	16%	31%	21%	17%

(a)	Inception date is January 31, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.20%.
(f)	Annualized.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2026

1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the four funds listed below (each a “Fund” and collectively, the “Funds”). AFLG, AFMC and AFSM are each a diversified series of the Trust, and LALT is a non-diversified series of the Trust. The shares of each Fund are listed and traded on the NYSE Arca, Inc.

First Trust Active Factor Large Cap ETF (ticker “AFLG”)
First Trust Active Factor Mid Cap ETF (ticker “AFMC”)
First Trust Active Factor Small Cap ETF (ticker “AFSM”)
First Trust Multi-Strategy Alternative ETF (ticker “LALT”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. AFLG, AFMC, and AFSM’s investment objective seeks to provide capital appreciation. LALT’s investment objective is long-term total return.
Under normal market conditions, AFLG will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by large capitalization companies.
Under normal market conditions, AFMC will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by mid capitalization companies.
Under normal market conditions, AFSM will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by small capitalization companies.
Under normal market conditions, LALT allocates its assets amongst a variety of alternative asset categories and strategies in an effort to provide lower correlation and diversifying risk exposures compared to traditional equity and fixed income benchmarks (e.g., the S&P 500® Index or Bloomberg Aggregate Bond Index) over various market cycles.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
a review of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2026, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Affiliated Transactions
LALT invests in securities of affiliated funds. LALT’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.
Amounts relating to investments in affiliated funds at August 31, 2026, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
First Trust Alternative Absolute Return Strategy ETF	2,293,742	$4,885,271	$71,078,001	$(3,905,089)	$(1,505,891)	$431,912	$70,984,204	$626,940
First Trust Global Tactical Commodity Strategy Fund	999,904	1,317,623	26,416,852	(278,945)	3,472,480	39,017	30,967,027	366,922
First Trust Long/Short Equity ETF	983,445	4,664,277	69,046,424	(1,580,047)	2,788,028	98,503	75,017,185	104,146
First Trust Low Duration Opportunities ETF	712,073	1,387,492	35,052,311	(998,490)	(206,311)	(5,191)	35,229,811	379,039
First Trust Managed Futures Strategy Fund	1,452,542	4,769,287	69,932,964	(2,199,049)	929,281	51,617	73,484,100	419,100
First Trust Merger Arbitrage ETF	—	1,616,986	1,487,759	(3,089,034)	(57,678)	41,967	—	53,959
		$18,640,936	$273,014,311	$(12,050,654)	$5,419,909	$657,825	$285,682,327	$1,950,106
D. Restricted Securities
As of August 31, 2026, AFSM held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees.

Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets

OmniAb, Inc. - 12.5 Earnout Shares	11/02/22	53	$0.00	$0	$0	0.00%
OmniAb, Inc. - 15 Earnout Shares	11/02/22	53	0.00	0	0	0.00
				$0	$0	0.00%

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2026 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Active Factor Large Cap ETF	$3,904,466	$—	$—
First Trust Active Factor Mid Cap ETF	918,791	—	—
First Trust Active Factor Small Cap ETF	466,200	—	—
First Trust Multi-Strategy Alternative ETF	1,747,642	—	—
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Active Factor Large Cap ETF	$1,236,126	$—	$—
First Trust Active Factor Mid Cap ETF	390,260	—	—
First Trust Active Factor Small Cap ETF	228,345	—	—
First Trust Multi-Strategy Alternative ETF	349,696	—	—
As of August 31, 2026, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Active Factor Large Cap ETF	$1,262,822	$(2,804,749)	$105,142,954
First Trust Active Factor Mid Cap ETF	277,071	(5,442,292)	18,834,931
First Trust Active Factor Small Cap ETF	237,498	(2,007,366)	14,303,124
First Trust Multi-Strategy Alternative ETF	344,224	(295,130)	6,093,649
F. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For each Fund, the taxable years ended 2023, 2024, 2025, and

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
2026 remain open to federal and state audit. As of August 31, 2026, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2026, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Active Factor Large Cap ETF	$2,804,749
First Trust Active Factor Mid Cap ETF	5,442,292
First Trust Active Factor Small Cap ETF	2,007,366
First Trust Multi-Strategy Alternative ETF	295,130
During the taxable year ended August 31, 2026, the following Funds utilized non-expiring capital loss carryforwards in the following amounts:

Capital Loss Utilized
First Trust Active Factor Large Cap ETF	$720,092
First Trust Active Factor Small Cap ETF	546,823
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2026, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2026, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Active Factor Large Cap ETF	$—	$(21,922,089)	$21,922,089
First Trust Active Factor Mid Cap ETF	—	(13,664,259)	13,664,259
First Trust Active Factor Small Cap ETF	155	(6,057,895)	6,057,740
First Trust Multi-Strategy Alternative ETF	26,631	(1,532,252)	1,505,621

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
As of August 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Active Factor Large Cap ETF	$682,210,910	$126,593,589	$(21,450,635)	$105,142,954
First Trust Active Factor Mid Cap ETF	196,682,140	28,883,644	(10,048,713)	18,834,931
First Trust Active Factor Small Cap ETF	123,856,816	21,971,514	(7,668,390)	14,303,124
First Trust Multi-Strategy Alternative ETF	337,064,776	8,910,914	(2,817,265)	6,093,649
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
H. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of each Fund’s assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	AFLG	AFMC	AFSM	LALT
Fund net assets up to and including $2.5 billion	0.55000%	0.65000%	0.75000%	0.20000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.53625%	0.63375%	0.73125%	0.19500%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.52250%	0.61750%	0.71250%	0.19000%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.50875%	0.60125%	0.69375%	0.18500%
Fund net assets greater than $10 billion up to and including $15 billion	0.49500%	0.58500%	0.67500%	0.18000%
Fund net assets greater than $15 billion	0.46750%	0.55250%	0.63750%	0.17000%
In addition, LALT incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents LALT’s total annual operating expenses.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a single-stock fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2026, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Active Factor Large Cap ETF	$253,647,783	$253,888,688
First Trust Active Factor Mid Cap ETF	76,824,473	76,597,818
First Trust Active Factor Small Cap ETF	61,179,676	61,388,011
First Trust Multi-Strategy Alternative ETF	15,913,199	15,985,704
For the fiscal year ended August 31, 2026, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Active Factor Large Cap ETF	$366,461,411	$76,761,819
First Trust Active Factor Mid Cap ETF	150,502,070	41,846,010
First Trust Active Factor Small Cap ETF	97,119,157	20,387,863
First Trust Multi-Strategy Alternative ETF	323,344,740	8,511,944
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2026.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Active Factor Large Cap ETF, First Trust Active Factor Mid Cap ETF, First Trust Active Factor Small Cap ETF, and First Trust Multi-Strategy Alternative ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2026, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2026, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Financial Highlights
First Trust Active Factor Large Cap ETF	For the years ended August 31, 2026, 2025, 2024, 2023, and 2022
First Trust Active Factor Mid Cap ETF
First Trust Active Factor Small Cap ETF
First Trust Multi-Strategy Alternative ETF	For the years ended August 31, 2026, 2025, 2024, and for the period from January 31, 2023 (commencement of investment operations) through August 31, 2023
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
October 20, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended August 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended August 31, 2026.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of each of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Active Factor Large Cap ETF (AFLG)
First Trust Active Factor Mid Cap ETF (AFMC)
First Trust Active Factor Small Cap ETF (AFSM)
First Trust Expanded Technology ETF (XPND)
First Trust Innovation Leaders ETF (ILDR)
First Trust Multi-Strategy Alternative ETF (LALT)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF. For AFLG, AFMC, AFSM and LALT, the Board noted that the Advisor’s Investment Committee is responsible for the day-to-day management of each Fund’s investments. The Board also noted that the Advisor’s Strategy Research Group is responsible for the day-to-day management of XPND’s and ILDR’s investments. The Board considered the background and experience of the members of the Investment Committee and the Strategy Research Group and noted the Board’s prior meetings with members of the Investment Committee and the Strategy Research Group. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Strategy Research Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective(s), policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the April 13, 2026 meeting, the Board also received a presentation from representatives of the Advisor’s Investment Committee, who discussed the services the Investment Committee provides to AFLG, AFMC and AFSM, including the Investment Committee’s day-to-day management of the Funds’ investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective(s), policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because LALT invests in underlying funds, including ETFs in the First Trust Fund Complex, the Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying funds. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each of AFLG, AFMC and AFSM was above the median total (net) expense ratio of the peer funds in its respective Expense Group, that the total (net) expense ratio for XPND was below the median total (net) expense ratio of the peer funds in its Expense Group and that the total (net) expense ratio for ILDR was equal to the median total (net) expense ratio of the peer funds in its Expense Group. The Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for LALT was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Expense Group and that the total (net) expense ratio (including acquired fund fees and expenses) was equal to the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board also received and reviewed information comparing each Fund’s performance for periods ended December 31, 2025 to the performance of the funds in its Performance Universe and to that of a benchmark index.

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2025 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. In addition, the Board considered that the Advisor, as the investment advisor to underlying ETFs in which LALT invests, will recognize additional revenue from the underlying ETFs if investment by LALT causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VIII funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2025, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $212,004. This figure is comprised of $6,351 paid (or to be paid) in fixed compensation and $205,653 paid (or to be paid) in variable compensation. There were a total of 25 beneficiaries of the remuneration described above. Those amounts include $104,518 paid (or to be paid) to senior management of First Trust Advisors L.P. and $107,486 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
For the taxable year ended August 31, 2026, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Active Factor Large Cap ETF	100.00%
First Trust Active Factor Mid Cap ETF	100.00%
First Trust Active Factor Small Cap ETF	100.00%
First Trust Multi-Strategy Alternative ETF	0.00%
For the taxable year ended August 31, 2026, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Active Factor Large Cap ETF	100.00%
First Trust Active Factor Mid Cap ETF	100.00%
First Trust Active Factor Small Cap ETF	100.00%
First Trust Multi-Strategy Alternative ETF	0.00%
A portion of each of the Funds’ 2026 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended August 31, 2026, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
Distributions paid to foreign shareholders for the taxable year ended August 31, 2026 that were properly designated by First Trust Multi-Strategy Alternative ETF as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2026

First Trust Exchange-Traded Fund VIII

FT Vest U.S. Equity Buffer ETF - January (FJAN)
FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)
FT Vest U.S. Equity Buffer ETF - February (FFEB)
FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)
FT Vest U.S. Equity Buffer ETF - March (FMAR)
FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)
FT Vest U.S. Equity Buffer ETF - April (FAPR)
FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)
FT Vest U.S. Equity Buffer ETF - May (FMAY)
FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)
FT Vest U.S. Equity Buffer ETF - June (FJUN)
FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)
FT Vest U.S. Equity Buffer ETF - July (FJUL)
FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)
FT Vest U.S. Equity Buffer ETF - August (FAUG)
FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)
FT Vest U.S. Equity Buffer ETF - September (FSEP)
FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)
FT Vest U.S. Equity Buffer ETF - October (FOCT)
FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)
FT Vest U.S. Equity Buffer ETF - November (FNOV)
FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)
FT Vest U.S. Equity Buffer ETF - December (FDEC)
FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)
FT Vest Buffered Allocation Defensive ETF (BUFT)
FT Vest Buffered Allocation Growth ETF (BUFG)

First Trust Exchange-Traded Fund VIII
Annual Financial Statements and Other Information
August 31, 2026
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Vest U.S. Equity Buffer ETF - January (FJAN)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
8,912,689	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$8,912,689
	(Cost $8,912,689)
	Total Investments — 0.6%	8,912,689
	(Cost $8,912,689)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.4%
	Call Options Purchased — 101.3%
19,686	State Street® SPDR® S&P 500® ETF Trust	$1,510,014,630	$6.92	01/15/27	1,489,014,983
	(Cost $1,337,489,682)
	Put Options Purchased — 1.1%
19,686	State Street® SPDR® S&P 500® ETF Trust	1,510,014,630	691.66	01/15/27	16,193,901
	(Cost $77,350,730)
	Total Purchased Options				1,505,208,884
	(Cost $1,414,840,412)
WRITTEN OPTIONS — (2.9)%
	Call Options Written — (2.4)%
(19,686)	State Street® SPDR® S&P 500® ETF Trust	(1,510,014,630)	792.16	01/15/27	(35,152,306)
	(Premiums received $21,987,404)
	Put Options Written — (0.5)%
(19,686)	State Street® SPDR® S&P 500® ETF Trust	(1,510,014,630)	622.49	01/15/27	(7,762,190)
	(Premiums received $43,942,322)
	Total Written Options				(42,914,496)
	(Premiums received $65,929,726)
	Net Other Assets and Liabilities — (0.1)%				(1,015,055)
	Net Assets — 100.0%				$1,470,192,022

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$8,912,689	$8,912,689	$—	$—
Purchased Options	1,505,208,884	—	1,505,208,884	—
Total	$1,514,121,573	$8,912,689	$1,505,208,884	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(42,914,496)	$—	$(42,914,496)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
2,942,762	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$2,942,762
	(Cost $2,942,762)
	Total Investments — 0.6%	2,942,762
	(Cost $2,942,762)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.5%
	Call Options Purchased — 102.7%
6,597	State Street® SPDR® S&P 500® ETF Trust	$506,022,885	$6.91	01/15/27	498,992,132
	(Cost $447,440,319)
	Put Options Purchased — 0.8%
6,597	State Street® SPDR® S&P 500® ETF Trust	506,022,885	657.08	01/15/27	3,705,205
	(Cost $20,071,072)
	Total Purchased Options				502,697,337
	(Cost $467,511,391)
WRITTEN OPTIONS — (4.0)%
	Call Options Written — (3.9)%
(6,597)	State Street® SPDR® S&P 500® ETF Trust	(506,022,885)	772.10	01/15/27	(18,881,340)
	(Premiums received $10,853,057)
	Put Options Written — (0.1)%
(6,597)	State Street® SPDR® S&P 500® ETF Trust	(506,022,885)	484.16	01/15/27	(773,102)
	(Premiums received $4,737,698)
	Total Written Options				(19,654,442)
	(Premiums received $15,590,755)
	Net Other Assets and Liabilities — (0.1)%				(338,158)
	Net Assets — 100.0%				$485,647,499

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,942,762	$2,942,762	$—	$—
Purchased Options	502,697,337	—	502,697,337	—
Total	$505,640,099	$2,942,762	$502,697,337	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(19,654,442)	$—	$(19,654,442)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - February (FFEB)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
9,665,218	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$9,665,218
	(Cost $9,665,218)
	Total Investments — 0.7%	9,665,218
	(Cost $9,665,218)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.2%
	Call Options Purchased — 101.8%
19,153	State Street® SPDR® S&P 500® ETF Trust	$1,469,130,865	$6.89	02/19/27	1,449,478,163
	(Cost $1,297,278,849)
	Put Options Purchased — 1.4%
19,153	State Street® SPDR® S&P 500® ETF Trust	1,469,130,865	689.43	02/19/27	19,568,046
	(Cost $80,281,894)
	Total Purchased Options				1,469,046,209
	(Cost $1,377,560,743)
WRITTEN OPTIONS — (3.8)%
	Call Options Written — (3.1)%
(19,153)	State Street® SPDR® S&P 500® ETF Trust	(1,469,130,865)	792.91	02/19/27	(44,394,547)
	(Premiums received $23,514,379)
	Put Options Written — (0.7)%
(19,153)	State Street® SPDR® S&P 500® ETF Trust	(1,469,130,865)	620.49	02/19/27	(9,889,460)
	(Premiums received $46,858,865)
	Total Written Options				(54,284,007)
	(Premiums received $70,373,244)
	Net Other Assets and Liabilities — (0.1)%				(989,179)
	Net Assets — 100.0%				$1,423,438,241

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$9,665,218	$9,665,218	$—	$—
Purchased Options	1,469,046,209	—	1,469,046,209	—
Total	$1,478,711,427	$9,665,218	$1,469,046,209	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(54,284,007)	$—	$(54,284,007)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
3,044,663	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$3,044,663
	(Cost $3,044,663)
	Total Investments — 0.7%	3,044,663
	(Cost $3,044,663)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.5%
	Call Options Purchased — 103.5%
6,091	State Street® SPDR® S&P 500® ETF Trust	$467,210,155	$6.88	02/19/27	460,966,149
	(Cost $412,493,349)
	Put Options Purchased — 1.0%
6,091	State Street® SPDR® S&P 500® ETF Trust	467,210,155	654.96	02/19/27	4,380,160
	(Cost $19,931,387)
	Total Purchased Options				465,346,309
	(Cost $432,424,736)
WRITTEN OPTIONS — (5.1)%
	Call Options Written — (4.9)%
(6,091)	State Street® SPDR® S&P 500® ETF Trust	(467,210,155)	771.27	02/19/27	(21,531,320)
	(Premiums received $11,077,854)
	Put Options Written — (0.2)%
(6,091)	State Street® SPDR® S&P 500® ETF Trust	(467,210,155)	482.60	02/19/27	(1,004,893)
	(Premiums received $4,901,725)
	Total Written Options				(22,536,213)
	(Premiums received $15,979,579)
	Net Other Assets and Liabilities — (0.1)%				(309,098)
	Net Assets — 100.0%				$445,545,661

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,044,663	$3,044,663	$—	$—
Purchased Options	465,346,309	—	465,346,309	—
Total	$468,390,972	$3,044,663	$465,346,309	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(22,536,213)	$—	$(22,536,213)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - March (FMAR)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
8,487,559	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$8,487,559
	(Cost $8,487,559)
	Total Investments — 0.7%	8,487,559
	(Cost $8,487,559)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 106.5%
	Call Options Purchased — 105.4%
16,370	State Street® SPDR® S&P 500® ETF Trust	$1,255,660,850	$6.49	03/19/27	1,237,255,404
	(Cost $1,051,532,450)
	Put Options Purchased — 1.1%
16,370	State Street® SPDR® S&P 500® ETF Trust	1,255,660,850	648.57	03/19/27	13,541,919
	(Cost $69,251,290)
	Total Purchased Options				1,250,797,323
	(Cost $1,120,783,740)
WRITTEN OPTIONS — (7.1)%
	Call Options Written — (6.5)%
(16,370)	State Street® SPDR® S&P 500® ETF Trust	(1,255,660,850)	759.93	03/19/27	(76,595,558)
	(Premiums received $19,020,768)
	Put Options Written — (0.6)%
(16,370)	State Street® SPDR® S&P 500® ETF Trust	(1,255,660,850)	583.71	03/19/27	(7,594,370)
	(Premiums received $40,648,969)
	Total Written Options				(84,189,928)
	(Premiums received $59,669,737)
	Net Other Assets and Liabilities — (0.1)%				(808,480)
	Net Assets — 100.0%				$1,174,286,474

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$8,487,559	$8,487,559	$—	$—
Purchased Options	1,250,797,323	—	1,250,797,323	—
Total	$1,259,284,882	$8,487,559	$1,250,797,323	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(84,189,928)	$—	$(84,189,928)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
3,512,539	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$3,512,539
	(Cost $3,512,539)
	Total Investments — 0.8%	3,512,539
	(Cost $3,512,539)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 109.0%
	Call Options Purchased — 108.1%
6,647	State Street® SPDR® S&P 500® ETF Trust	$509,858,135	$6.48	03/19/27	502,391,161
	(Cost $427,858,444)
	Put Options Purchased — 0.9%
6,647	State Street® SPDR® S&P 500® ETF Trust	509,858,135	616.14	03/19/27	4,088,570
	(Cost $21,269,211)
	Total Purchased Options				506,479,731
	(Cost $449,127,655)
WRITTEN OPTIONS — (9.7)%
	Call Options Written — (9.5)%
(6,647)	State Street® SPDR® S&P 500® ETF Trust	(509,858,135)	733.34	03/19/27	(43,939,861)
	(Premiums received $14,338,382)
	Put Options Written — (0.2)%
(6,647)	State Street® SPDR® S&P 500® ETF Trust	(509,858,135)	454.00	03/19/27	(1,145,145)
	(Premiums received $5,518,796)
	Total Written Options				(45,085,006)
	(Premiums received $19,857,178)
	Net Other Assets and Liabilities — (0.1)%				(321,528)
	Net Assets — 100.0%				$464,585,736

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,512,539	$3,512,539	$—	$—
Purchased Options	506,479,731	—	506,479,731	—
Total	$509,992,270	$3,512,539	$506,479,731	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(45,085,006)	$—	$(45,085,006)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - April (FAPR)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
10,995,674	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$10,995,674
	(Cost $10,995,674)
	Total Investments — 0.8%	10,995,674
	(Cost $10,995,674)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.1%
	Call Options Purchased — 100.8%
17,641	State Street® SPDR® S&P 500® ETF Trust	$1,353,152,905	$7.10	04/16/27	1,332,306,359
	(Cost $1,239,497,906)
	Put Options Purchased — 2.3%
17,641	State Street® SPDR® S&P 500® ETF Trust	1,353,152,905	710.14	04/16/27	29,582,193
	(Cost $70,130,284)
	Total Purchased Options				1,361,888,552
	(Cost $1,309,628,190)
WRITTEN OPTIONS — (3.8)%
	Call Options Written — (2.6)%
(17,641)	State Street® SPDR® S&P 500® ETF Trust	(1,353,152,905)	817.80	04/16/27	(34,996,040)
	(Premiums received $24,163,591)
	Put Options Written — (1.2)%
(17,641)	State Street® SPDR® S&P 500® ETF Trust	(1,353,152,905)	639.13	04/16/27	(15,357,196)
	(Premiums received $40,879,647)
	Total Written Options				(50,353,236)
	(Premiums received $65,043,238)
	Net Other Assets and Liabilities — (0.1)%				(906,443)
	Net Assets — 100.0%				$1,321,624,547

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$10,995,674	$10,995,674	$—	$—
Purchased Options	1,361,888,552	—	1,361,888,552	—
Total	$1,372,884,226	$10,995,674	$1,361,888,552	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(50,353,236)	$—	$(50,353,236)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
2,647,694	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$2,647,694
	(Cost $2,647,694)
	Total Investments — 0.8%	2,647,694
	(Cost $2,647,694)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.7%
	Call Options Purchased — 102.1%
4,348	State Street® SPDR® S&P 500® ETF Trust	$333,513,340	$7.09	04/16/27	328,379,482
	(Cost $304,783,059)
	Put Options Purchased — 1.6%
4,348	State Street® SPDR® S&P 500® ETF Trust	333,513,340	674.63	04/16/27	5,218,122
	(Cost $13,575,053)
	Total Purchased Options				333,597,604
	(Cost $318,358,112)
WRITTEN OPTIONS — (4.4)%
	Call Options Written — (4.0)%
(4,348)	State Street® SPDR® S&P 500® ETF Trust	(333,513,340)	795.64	04/16/27	(12,988,998)
	(Premiums received $8,691,849)
	Put Options Written — (0.4)%
(4,348)	State Street® SPDR® S&P 500® ETF Trust	(333,513,340)	497.10	04/16/27	(1,197,917)
	(Premiums received $3,341,251)
	Total Written Options				(14,186,915)
	(Premiums received $12,033,100)
	Net Other Assets and Liabilities — (0.1)%				(220,389)
	Net Assets — 100.0%				$321,837,994

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,647,694	$2,647,694	$—	$—
Purchased Options	333,597,604	—	333,597,604	—
Total	$336,245,298	$2,647,694	$333,597,604	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(14,186,915)	$—	$(14,186,915)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - May (FMAY)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.9%
13,448,153	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$13,448,153
	(Cost $13,448,153)
	Total Investments — 0.9%	13,448,153
	(Cost $13,448,153)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.2%
	Call Options Purchased — 98.9%
19,131	State Street® SPDR® S&P 500® ETF Trust	$1,467,443,355	$7.39	05/21/27	1,444,964,239
	(Cost $1,389,785,010)
	Put Options Purchased — 3.3%
19,131	State Street® SPDR® S&P 500® ETF Trust	1,467,443,355	739.17	05/21/27	47,258,735
	(Cost $82,053,504)
	Total Purchased Options				1,492,222,974
	(Cost $1,471,838,514)
WRITTEN OPTIONS — (3.0)%
	Call Options Written — (1.3)%
(19,131)	State Street® SPDR® S&P 500® ETF Trust	(1,467,443,355)	865.49	05/21/27	(19,324,797)
	(Premiums received $24,763,971)
	Put Options Written — (1.7)%
(19,131)	State Street® SPDR® S&P 500® ETF Trust	(1,467,443,355)	665.25	05/21/27	(24,365,433)
	(Premiums received $47,701,089)
	Total Written Options				(43,690,230)
	(Premiums received $72,465,060)
	Net Other Assets and Liabilities — (0.1)%				(1,003,683)
	Net Assets — 100.0%				$1,460,977,214

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$13,448,153	$13,448,153	$—	$—
Purchased Options	1,492,222,974	—	1,492,222,974	—
Total	$1,505,671,127	$13,448,153	$1,492,222,974	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(43,690,230)	$—	$(43,690,230)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.9%
3,480,155	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$3,480,155
	(Cost $3,480,155)
	Total Investments — 0.9%	3,480,155
	(Cost $3,480,155)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.9%
	Call Options Purchased — 99.6%
4,993	State Street® SPDR® S&P 500® ETF Trust	$382,988,065	$7.38	05/21/27	377,126,083
	(Cost $363,404,023)
	Put Options Purchased — 2.3%
4,993	State Street® SPDR® S&P 500® ETF Trust	382,988,065	702.21	05/21/27	8,792,374
	(Cost $16,247,600)
	Total Purchased Options				385,918,457
	(Cost $379,651,623)
WRITTEN OPTIONS — (2.7)%
	Call Options Written — (2.2)%
(4,993)	State Street® SPDR® S&P 500® ETF Trust	(382,988,065)	839.40	05/21/27	(8,392,185)
	(Premiums received $10,056,978)
	Put Options Written — (0.5)%
(4,993)	State Street® SPDR® S&P 500® ETF Trust	(382,988,065)	517.42	05/21/27	(1,924,402)
	(Premiums received $4,076,661)
	Total Written Options				(10,316,587)
	(Premiums received $14,133,639)
	Net Other Assets and Liabilities — (0.1)%				(259,283)
	Net Assets — 100.0%				$378,822,742

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,480,155	$3,480,155	$—	$—
Purchased Options	385,918,457	—	385,918,457	—
Total	$389,398,612	$3,480,155	$385,918,457	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(10,316,587)	$—	$(10,316,587)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - June (FJUN)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
14,153,852	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$14,153,852
	(Cost $14,153,852)
	Total Investments — 1.0%	14,153,852
	(Cost $14,153,852)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.6%
	Call Options Purchased — 98.8%
18,561	State Street® SPDR® S&P 500® ETF Trust	$1,423,721,505	$7.47	06/17/27	1,398,849,951
	(Cost $1,359,011,878)
	Put Options Purchased — 3.8%
18,561	State Street® SPDR® S&P 500® ETF Trust	1,423,721,505	746.74	06/17/27	53,554,796
	(Cost $78,615,829)
	Total Purchased Options				1,452,404,747
	(Cost $1,437,627,707)
WRITTEN OPTIONS — (3.5)%
	Call Options Written — (1.5)%
(18,561)	State Street® SPDR® S&P 500® ETF Trust	(1,423,721,505)	869.58	06/17/27	(21,056,341)
	(Premiums received $22,519,266)
	Put Options Written — (2.0)%
(18,561)	State Street® SPDR® S&P 500® ETF Trust	(1,423,721,505)	672.07	06/17/27	(28,166,132)
	(Premiums received $44,864,138)
	Total Written Options				(49,222,473)
	(Premiums received $67,383,404)
	Net Other Assets and Liabilities — (0.1)%				(964,524)
	Net Assets — 100.0%				$1,416,371,602

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$14,153,852	$14,153,852	$—	$—
Purchased Options	1,452,404,747	—	1,452,404,747	—
Total	$1,466,558,599	$14,153,852	$1,452,404,747	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(49,222,473)	$—	$(49,222,473)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
3,525,835	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$3,525,835
	(Cost $3,525,835)
	Total Investments — 1.0%	3,525,835
	(Cost $3,525,835)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.9%
	Call Options Purchased — 99.1%
4,729	State Street® SPDR® S&P 500® ETF Trust	$362,737,945	$7.46	06/17/27	356,032,223
	(Cost $346,894,223)
	Put Options Purchased — 2.8%
4,729	State Street® SPDR® S&P 500® ETF Trust	362,737,945	709.40	06/17/27	10,034,938
	(Cost $14,931,370)
	Total Purchased Options				366,067,161
	(Cost $361,825,593)
WRITTEN OPTIONS — (2.9)%
	Call Options Written — (2.2)%
(4,729)	State Street® SPDR® S&P 500® ETF Trust	(362,737,945)	848.30	06/17/27	(7,949,449)
	(Premiums received $8,564,284)
	Put Options Written — (0.7)%
(4,729)	State Street® SPDR® S&P 500® ETF Trust	(362,737,945)	522.72	06/17/27	(2,227,359)
	(Premiums received $3,666,889)
	Total Written Options				(10,176,808)
	(Premiums received $12,231,173)
	Net Other Assets and Liabilities — (0.0)%				(171,011)
	Net Assets — 100.0%				$359,245,177

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,525,835	$3,525,835	$—	$—
Purchased Options	366,067,161	—	366,067,161	—
Total	$369,592,996	$3,525,835	$366,067,161	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(10,176,808)	$—	$(10,176,808)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - July (FJUL)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
13,560,471	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$13,560,471
	(Cost $13,560,471)
	Total Investments — 1.1%	13,560,471
	(Cost $13,560,471)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.0%
	Call Options Purchased — 99.1%
16,928	State Street® SPDR® S&P 500® ETF Trust	$1,298,462,240	$7.43	07/16/27	1,274,509,120
	(Cost $1,238,273,997)
	Put Options Purchased — 3.9%
16,928	State Street® SPDR® S&P 500® ETF Trust	1,298,462,240	743.29	07/16/27	50,716,288
	(Cost $68,568,374)
	Total Purchased Options				1,325,225,408
	(Cost $1,306,842,371)
WRITTEN OPTIONS — (4.0)%
	Call Options Written — (1.9)%
(16,928)	State Street® SPDR® S&P 500® ETF Trust	(1,298,462,240)	868.31	07/16/27	(24,088,544)
	(Premiums received $21,842,330)
	Put Options Written — (2.1)%
(16,928)	State Street® SPDR® S&P 500® ETF Trust	(1,298,462,240)	668.96	07/16/27	(27,152,512)
	(Premiums received $39,517,929)
	Total Written Options				(51,241,056)
	(Premiums received $61,360,259)
	Net Other Assets and Liabilities — (0.1)%				(851,539)
	Net Assets — 100.0%				$1,286,693,284

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$13,560,471	$13,560,471	$—	$—
Purchased Options	1,325,225,408	—	1,325,225,408	—
Total	$1,338,785,879	$13,560,471	$1,325,225,408	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(51,241,056)	$—	$(51,241,056)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
5,057,123	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$5,057,123
	(Cost $5,057,123)
	Total Investments — 1.1%	5,057,123
	(Cost $5,057,123)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.5%
	Call Options Purchased — 99.6%
6,363	State Street® SPDR® S&P 500® ETF Trust	$488,073,915	$7.42	07/16/27	479,633,332
	(Cost $465,626,685)
	Put Options Purchased — 2.9%
6,363	State Street® SPDR® S&P 500® ETF Trust	488,073,915	706.13	07/16/27	13,876,112
	(Cost $19,546,806)
	Total Purchased Options				493,509,444
	(Cost $485,173,491)
WRITTEN OPTIONS — (3.5)%
	Call Options Written — (2.8)%
(6,363)	State Street® SPDR® S&P 500® ETF Trust	(488,073,915)	844.38	07/16/27	(13,441,647)
	(Premiums received $12,130,542)
	Put Options Written — (0.7)%
(6,363)	State Street® SPDR® S&P 500® ETF Trust	(488,073,915)	520.30	07/16/27	(3,237,749)
	(Premiums received $4,815,696)
	Total Written Options				(16,679,396)
	(Premiums received $16,946,238)
	Net Other Assets and Liabilities — (0.1)%				(323,969)
	Net Assets — 100.0%				$481,563,202

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$5,057,123	$5,057,123	$—	$—
Purchased Options	493,509,444	—	493,509,444	—
Total	$498,566,567	$5,057,123	$493,509,444	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(16,679,396)	$—	$(16,679,396)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - August (FAUG)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.2%
14,918,142	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$14,918,142
	(Cost $14,918,142)
	Total Investments — 1.2%	14,918,142
	(Cost $14,918,142)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.0%
	Call Options Purchased — 98.1%
16,849	State Street® SPDR® S&P 500® ETF Trust	$1,292,402,545	$7.66	08/20/27	1,270,375,342
	(Cost $1,268,830,999)
	Put Options Purchased — 4.9%
16,849	State Street® SPDR® S&P 500® ETF Trust	1,292,402,545	765.72	08/20/27	63,203,463
	(Cost $68,422,250)
	Total Purchased Options				1,333,578,805
	(Cost $1,337,253,249)
WRITTEN OPTIONS — (4.1)%
	Call Options Written — (1.4)%
(16,849)	State Street® SPDR® S&P 500® ETF Trust	(1,292,402,545)	897.19	08/20/27	(18,538,786)
	(Premiums received $22,226,821)
	Put Options Written — (2.7)%
(16,849)	State Street® SPDR® S&P 500® ETF Trust	(1,292,402,545)	689.15	08/20/27	(34,736,067)
	(Premiums received $38,815,891)
	Total Written Options				(53,274,853)
	(Premiums received $61,042,712)
	Net Other Assets and Liabilities — (0.1)%				(875,448)
	Net Assets — 100.0%				$1,294,346,646

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$14,918,142	$14,918,142	$—	$—
Purchased Options	1,333,578,805	—	1,333,578,805	—
Total	$1,348,496,947	$14,918,142	$1,333,578,805	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(53,274,853)	$—	$(53,274,853)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.2%
5,208,724	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$5,208,724
	(Cost $5,208,724)
	Total Investments — 1.2%	5,208,724
	(Cost $5,208,724)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.0%
	Call Options Purchased — 98.4%
5,463	State Street® SPDR® S&P 500® ETF Trust	$419,039,415	$7.65	08/20/27	411,902,661
	(Cost $410,648,805)
	Put Options Purchased — 3.6%
5,463	State Street® SPDR® S&P 500® ETF Trust	419,039,415	727.43	08/20/27	15,157,039
	(Cost $16,944,231)
	Total Purchased Options				427,059,700
	(Cost $427,593,036)
WRITTEN OPTIONS — (3.0)%
	Call Options Written — (2.2)%
(5,463)	State Street® SPDR® S&P 500® ETF Trust	(419,039,415)	871.16	08/20/27	(9,222,254)
	(Premiums received $9,869,179)
	Put Options Written — (0.8)%
(5,463)	State Street® SPDR® S&P 500® ETF Trust	(419,039,415)	536.00	08/20/27	(3,521,559)
	(Premiums received $3,992,966)
	Total Written Options				(12,743,813)
	(Premiums received $13,862,145)
	Net Other Assets and Liabilities — (0.2)%				(790,111)
	Net Assets — 100.0%				$418,734,500

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$5,208,724	$5,208,724	$—	$—
Purchased Options	427,059,700	—	427,059,700	—
Total	$432,268,424	$5,208,724	$427,059,700	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(12,743,813)	$—	$(12,743,813)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - September (FSEP)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
4,031,483	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$4,031,483
	(Cost $4,031,483)
	Total Investments — 0.3%	4,031,483
	(Cost $4,031,483)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.7%
	Call Options Purchased — 101.7%
16,766	State Street® SPDR® S&P 500® ETF Trust	$1,286,036,030	$6.64	09/18/26	1,271,172,971
	(Cost $1,098,670,447)
	Put Options Purchased — 0.0%
16,766	State Street® SPDR® S&P 500® ETF Trust	1,286,036,030	663.70	09/18/26	442,622
	(Cost $57,493,484)
	Total Purchased Options				1,271,615,593
	(Cost $1,156,163,931)
WRITTEN OPTIONS — (1.9)%
	Call Options Written — (1.9)%
(16,766)	State Street® SPDR® S&P 500® ETF Trust	(1,286,036,030)	756.62	09/18/26	(24,445,499)
	(Premiums received $15,765,236)
	Put Options Written — (0.0)%
(16,766)	State Street® SPDR® S&P 500® ETF Trust	(1,286,036,030)	597.33	09/18/26	(169,336)
	(Premiums received $31,473,383)
	Total Written Options				(24,614,835)
	(Premiums received $47,238,619)
	Net Other Assets and Liabilities — (0.1)%				(884,059)
	Net Assets — 100.0%				$1,250,148,182

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$4,031,483	$4,031,483	$—	$—
Purchased Options	1,271,615,593	—	1,271,615,593	—
Total	$1,275,647,076	$4,031,483	$1,271,615,593	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(24,614,835)	$—	$(24,614,835)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
1,168,646	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,168,646
	(Cost $1,168,646)
	Total Investments — 0.4%	1,168,646
	(Cost $1,168,646)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.7%
	Call Options Purchased — 103.7%
4,863	State Street® SPDR® S&P 500® ETF Trust	$373,016,415	$6.63	09/18/26	368,710,229
	(Cost $317,921,581)
	Put Options Purchased — 0.0%
4,863	State Street® SPDR® S&P 500® ETF Trust	373,016,415	630.52	09/18/26	78,732
	(Cost $12,620,979)
	Total Purchased Options				368,788,961
	(Cost $330,542,560)
WRITTEN OPTIONS — (4.0)%
	Call Options Written — (4.0)%
(4,863)	State Street® SPDR® S&P 500® ETF Trust	(373,016,415)	739.56	09/18/26	(14,112,621)
	(Premiums received $7,251,918)
	Put Options Written — (0.0)%
(4,863)	State Street® SPDR® S&P 500® ETF Trust	(373,016,415)	464.59	09/18/26	(9,142)
	(Premiums received $2,909,855)
	Total Written Options				(14,121,763)
	(Premiums received $10,161,773)
	Net Other Assets and Liabilities — (0.1)%				(251,406)
	Net Assets — 100.0%				$355,584,438

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,168,646	$1,168,646	$—	$—
Purchased Options	368,788,961	—	368,788,961	—
Total	$369,957,607	$1,168,646	$368,788,961	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(14,121,763)	$—	$(14,121,763)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - October (FOCT)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
4,563,225	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$4,563,225
	(Cost $4,563,225)
	Total Investments — 0.4%	4,563,225
	(Cost $4,563,225)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.9%
	Call Options Purchased — 101.7%
15,905	State Street® SPDR® S&P 500® ETF Trust	$1,219,993,025	$6.64	10/16/26	1,206,145,496
	(Cost $1,051,910,877)
	Put Options Purchased — 0.2%
15,905	State Street® SPDR® S&P 500® ETF Trust	1,219,993,025	664.39	10/16/26	2,014,368
	(Cost $58,724,809)
	Total Purchased Options				1,208,159,864
	(Cost $1,110,635,686)
WRITTEN OPTIONS — (2.2)%
	Call Options Written — (2.2)%
(15,905)	State Street® SPDR® S&P 500® ETF Trust	(1,219,993,025)	764.65	10/16/26	(25,794,570)
	(Premiums received $18,536,867)
	Put Options Written — (0.0)%
(15,905)	State Street® SPDR® S&P 500® ETF Trust	(1,219,993,025)	597.95	10/16/26	(856,325)
	(Premiums received $32,118,140)
	Total Written Options				(26,650,895)
	(Premiums received $50,655,007)
	Net Other Assets and Liabilities — (0.1)%				(837,679)
	Net Assets — 100.0%				$1,185,234,515

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$4,563,225	$4,563,225	$—	$—
Purchased Options	1,208,159,864	—	1,208,159,864	—
Total	$1,212,723,089	$4,563,225	$1,208,159,864	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(26,650,895)	$—	$(26,650,895)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
1,547,749	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,547,749
	(Cost $1,547,749)
	Total Investments — 0.4%	1,547,749
	(Cost $1,547,749)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.2%
	Call Options Purchased — 104.1%
5,418	State Street® SPDR® S&P 500® ETF Trust	$415,587,690	$6.63	10/16/26	410,875,926
	(Cost $355,810,354)
	Put Options Purchased — 0.1%
5,418	State Street® SPDR® S&P 500® ETF Trust	415,587,690	631.17	10/16/26	435,445
	(Cost $15,357,090)
	Total Purchased Options				411,311,371
	(Cost $371,167,444)
WRITTEN OPTIONS — (4.5)%
	Call Options Written — (4.5)%
(5,418)	State Street® SPDR® S&P 500® ETF Trust	(415,587,690)	742.32	10/16/26	(17,853,231)
	(Premiums received $9,986,176)
	Put Options Written — (0.0)%
(5,418)	State Street® SPDR® S&P 500® ETF Trust	(415,587,690)	465.07	10/16/26	(59,923)
	(Premiums received $3,690,109)
	Total Written Options				(17,913,154)
	(Premiums received $13,676,285)
	Net Other Assets and Liabilities — (0.1)%				(276,161)
	Net Assets — 100.0%				$394,669,805

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,547,749	$1,547,749	$—	$—
Purchased Options	411,311,371	—	411,311,371	—
Total	$412,859,120	$1,547,749	$411,311,371	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(17,913,154)	$—	$(17,913,154)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - November (FNOV)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
5,740,292	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$5,740,292
	(Cost $5,740,292)
	Total Investments — 0.5%	5,740,292
	(Cost $5,740,292)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.7%
	Call Options Purchased — 102.3%
16,764	State Street® SPDR® S&P 500® ETF Trust	$1,285,882,620	$6.59	11/20/26	1,271,203,391
	(Cost $1,099,292,091)
	Put Options Purchased — 0.4%
16,764	State Street® SPDR® S&P 500® ETF Trust	1,285,882,620	659.03	11/20/26	4,861,057
	(Cost $64,874,420)
	Total Purchased Options				1,276,064,448
	(Cost $1,164,166,511)
WRITTEN OPTIONS — (3.1)%
	Call Options Written — (2.9)%
(16,764)	State Street® SPDR® S&P 500® ETF Trust	(1,285,882,620)	768.56	11/20/26	(36,148,549)
	(Premiums received $20,933,360)
	Put Options Written — (0.2)%
(16,764)	State Street® SPDR® S&P 500® ETF Trust	(1,285,882,620)	593.13	11/20/26	(2,291,471)
	(Premiums received $36,733,736)
	Total Written Options				(38,440,020)
	(Premiums received $57,667,096)
	Net Other Assets and Liabilities — (0.1)%				(874,888)
	Net Assets — 100.0%				$1,242,489,832

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$5,740,292	$5,740,292	$—	$—
Purchased Options	1,276,064,448	—	1,276,064,448	—
Total	$1,281,804,740	$5,740,292	$1,276,064,448	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(38,440,020)	$—	$(38,440,020)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
1,910,472	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,910,472
	(Cost $1,910,472)
	Total Investments — 0.5%	1,910,472
	(Cost $1,910,472)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 105.0%
	Call Options Purchased — 104.7%
5,555	State Street® SPDR® S&P 500® ETF Trust	$426,096,275	$6.58	11/20/26	421,237,594
	(Cost $361,914,577)
	Put Options Purchased — 0.3%
5,555	State Street® SPDR® S&P 500® ETF Trust	426,096,275	626.08	11/20/26	1,086,281
	(Cost $17,035,665)
	Total Purchased Options				422,323,875
	(Cost $378,950,242)
WRITTEN OPTIONS — (5.4)%
	Call Options Written — (5.4)%
(5,555)	State Street® SPDR® S&P 500® ETF Trust	(426,096,275)	744.24	11/20/26	(21,566,399)
	(Premiums received $10,850,666)
	Put Options Written — (0.0)%
(5,555)	State Street® SPDR® S&P 500® ETF Trust	(426,096,275)	461.32	11/20/26	(205,424)
	(Premiums received $4,289,854)
	Total Written Options				(21,771,823)
	(Premiums received $15,140,520)
	Net Other Assets and Liabilities — (0.1)%				(283,203)
	Net Assets — 100.0%				$402,179,321

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,910,472	$1,910,472	$—	$—
Purchased Options	422,323,875	—	422,323,875	—
Total	$424,234,347	$1,910,472	$422,323,875	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(21,771,823)	$—	$(21,771,823)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - December (FDEC)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
7,174,354	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$7,174,354
	(Cost $7,174,354)
	Total Investments — 0.6%	7,174,354
	(Cost $7,174,354)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.4%
	Call Options Purchased — 101.6%
17,575	State Street® SPDR® S&P 500® ETF Trust	$1,348,090,375	$6.81	12/18/26	1,329,232,400
	(Cost $1,175,660,723)
	Put Options Purchased — 0.8%
17,575	State Street® SPDR® S&P 500® ETF Trust	1,348,090,375	680.59	12/18/26	10,158,350
	(Cost $69,486,490)
	Total Purchased Options				1,339,390,750
	(Cost $1,245,147,213)
WRITTEN OPTIONS — (2.9)%
	Call Options Written — (2.5)%
(17,575)	State Street® SPDR® S&P 500® ETF Trust	(1,348,090,375)	780.98	12/18/26	(32,865,250)
	(Premiums received $16,806,653)
	Put Options Written — (0.4)%
(17,575)	State Street® SPDR® S&P 500® ETF Trust	(1,348,090,375)	612.53	12/18/26	(4,727,675)
	(Premiums received $39,152,952)
	Total Written Options				(37,592,925)
	(Premiums received $55,959,605)
	Net Other Assets and Liabilities — (0.1)%				(962,238)
	Net Assets — 100.0%				$1,308,009,941

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$7,174,354	$7,174,354	$—	$—
Purchased Options	1,339,390,750	—	1,339,390,750	—
Total	$1,346,565,104	$7,174,354	$1,339,390,750	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(37,592,925)	$—	$(37,592,925)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
2,261,413	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$2,261,413
	(Cost $2,261,413)
	Total Investments — 0.5%	2,261,413
	(Cost $2,261,413)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.8%
	Call Options Purchased — 103.2%
5,994	State Street® SPDR® S&P 500® ETF Trust	$459,769,770	$6.80	12/18/26	453,164,622
	(Cost $400,212,158)
	Put Options Purchased — 0.6%
5,994	State Street® SPDR® S&P 500® ETF Trust	459,769,770	646.56	12/18/26	2,328,609
	(Cost $17,889,984)
	Total Purchased Options				455,493,231
	(Cost $418,102,142)
WRITTEN OPTIONS — (4.2)%
	Call Options Written — (4.1)%
(5,994)	State Street® SPDR® S&P 500® ETF Trust	(459,769,770)	761.99	12/18/26	(17,913,489)
	(Premiums received $9,671,523)
	Put Options Written — (0.1)%
(5,994)	State Street® SPDR® S&P 500® ETF Trust	(459,769,770)	476.41	12/18/26	(457,462)
	(Premiums received $4,305,355)
	Total Written Options				(18,370,951)
	(Premiums received $13,976,878)
	Net Other Assets and Liabilities — (0.1)%				(306,898)
	Net Assets — 100.0%				$439,076,795

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,261,413	$2,261,413	$—	$—
Purchased Options	455,493,231	—	455,493,231	—
Total	$457,754,644	$2,261,413	$455,493,231	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(18,370,951)	$—	$(18,370,951)	$—
See Notes to Financial Statements

FT Vest Buffered Allocation Defensive ETF (BUFT)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
437,103	FT Vest U.S. Equity Deep Buffer ETF - March (b)	$19,888,187
524,437	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (b)	22,768,432
614,936	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (b)	27,709,016
466,176	FT Vest U.S. Equity Moderate Buffer ETF - September (b)	19,504,804
627,080	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (b)	25,199,273
601,771	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (b)	24,236,327
486,198	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (b)	21,210,436
	Total Exchange-Traded Funds	160,516,475
	(Cost $156,412,838)
MONEY MARKET FUNDS — 0.0%
60,489	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (c)	60,489
	(Cost $60,489)

	Total Investments — 100.0%	160,576,964
	(Cost $156,473,327)
	Net Other Assets and Liabilities — (0.0)%	(26,829)
	Net Assets — 100.0%	$160,550,135

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$160,516,475	$160,516,475	$—	$—
Money Market Funds	60,489	60,489	—	—
Total Investments	$160,576,964	$160,576,964	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest Buffered Allocation Growth ETF (BUFG)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
772,800	FT Vest U.S. Equity Buffer ETF - January (b)	$43,655,472
687,614	FT Vest U.S. Equity Buffer ETF - February (b)	42,931,180
988,571	FT Vest U.S. Equity Buffer ETF - April (b)	47,164,722
983,238	FT Vest U.S. Equity Buffer ETF - May (b)	56,437,861
989,123	FT Vest U.S. Equity Moderate Buffer ETF - May (b)	43,373,044
906,321	FT Vest U.S. Equity Buffer ETF - June (b)	55,521,225
1,026,529	FT Vest U.S. Equity Moderate Buffer ETF - June (b)	43,031,890
	Total Exchange-Traded Funds	332,115,394
	(Cost $316,374,544)
MONEY MARKET FUNDS — 0.0%
121,191	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (c)	121,191
	(Cost $121,191)

	Total Investments — 100.0%	332,236,585
	(Cost $316,495,735)
	Net Other Assets and Liabilities — (0.0)%	(55,778)
	Net Assets — 100.0%	$332,180,807

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$332,115,394	$332,115,394	$—	$—
Money Market Funds	121,191	121,191	—	—
Total Investments	$332,236,585	$332,236,585	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

This page intentionally left blank.

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2026

	FT Vest U.S. Equity Buffer ETF - January (FJAN)	FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)	FT Vest U.S. Equity Buffer ETF - February (FFEB)	FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)
ASSETS:
Investments, at value - Unaffiliated	$8,912,689	$2,942,762	$9,665,218	$3,044,663
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	8,912,689	2,942,762	9,665,218	3,044,663
Options contracts purchased, at value	1,505,208,884	502,697,337	1,469,046,209	465,346,309
Due from broker	8,579	210	586	7,842
Receivables:
Dividends	26,941	9,130	29,184	9,416
Investment securities sold	—	—	—	—
Capital shares sold	—	—	—	—
Total Assets	1,514,157,093	505,649,439	1,478,741,197	468,408,230

LIABILITIES:
Options contracts written, at value	42,914,496	19,654,442	54,284,007	22,536,213
Due to broker	—	—	—	—
Payables:
Investment advisory fees	1,050,575	347,498	1,018,949	326,356
Investment securities purchased	—	—	—	—
Total Liabilities	43,965,071	20,001,940	55,302,956	22,862,569
NET ASSETS	$1,470,192,022	$485,647,499	$1,423,438,241	$445,545,661

NET ASSETS consist of:
Paid-in capital	$1,496,290,491	$493,468,282	$1,443,842,303	$451,114,097
Par value	260,500	104,500	228,000	86,500
Accumulated distributable earnings (loss)	(26,358,969)	(7,925,283)	(20,632,062)	(5,654,936)
NET ASSETS	$1,470,192,022	$485,647,499	$1,423,438,241	$445,545,661
NET ASSET VALUE, per share	$56.44	$46.47	$62.43	$51.51
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	26,050,002	10,450,002	22,800,002	8,650,002
Investments, at cost - Unaffiliated	$8,912,689	$2,942,762	$9,665,218	$3,044,663
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$8,912,689	$2,942,762	$9,665,218	$3,044,663
Premiums paid on options contracts purchased	$1,414,840,412	$467,511,391	$1,377,560,743	$432,424,736
Premiums received on options contracts written	$65,929,726	$15,590,755	$70,373,244	$15,979,579
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - March (FMAR)	FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)	FT Vest U.S. Equity Buffer ETF - April (FAPR)	FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)	FT Vest U.S. Equity Buffer ETF - May (FMAY)	FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)

$8,487,559	$3,512,539	$10,995,674	$2,647,694	$13,448,153	$3,480,155
—	—	—	—	—	—
8,487,559	3,512,539	10,995,674	2,647,694	13,448,153	3,480,155
1,250,797,323	506,479,731	1,361,888,552	333,597,604	1,492,222,974	385,918,457
1,120	210	744	208	1,191	5,743

25,429	10,632	33,166	8,113	41,129	9,690
—	—	—	—	—	—
—	—	—	—	—	—
1,259,311,431	510,003,112	1,372,918,136	336,253,619	1,505,713,447	389,414,045

84,189,928	45,085,006	50,353,236	14,186,915	43,690,230	10,316,587
—	—	—	—	—	—

835,029	332,370	940,353	228,710	1,046,003	274,716
—	—	—	—	—	—
85,024,957	45,417,376	51,293,589	14,415,625	44,736,233	10,591,303
$1,174,286,474	$464,585,736	$1,321,624,547	$321,837,994	$1,460,977,214	$378,822,742

$1,150,462,820	$468,064,034	$1,418,927,460	$348,418,559	$1,581,472,850	$406,204,414
219,750	102,000	276,750	77,250	254,500	79,000
23,603,904	(3,580,298)	(97,579,663)	(26,657,815)	(120,750,136)	(27,460,672)
$1,174,286,474	$464,585,736	$1,321,624,547	$321,837,994	$1,460,977,214	$378,822,742
$53.44	$45.55	$47.76	$41.66	$57.41	$47.95
21,975,002	10,200,002	27,675,002	7,725,002	25,450,002	7,900,002
$8,487,559	$3,512,539	$10,995,674	$2,647,694	$13,448,153	$3,480,155
$—	$—	$—	$—	$—	$—
$8,487,559	$3,512,539	$10,995,674	$2,647,694	$13,448,153	$3,480,155
$1,120,783,740	$449,127,655	$1,309,628,190	$318,358,112	$1,471,838,514	$379,651,623
$59,669,737	$19,857,178	$65,043,238	$12,033,100	$72,465,060	$14,133,639
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2026

	FT Vest U.S. Equity Buffer ETF - June (FJUN)	FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)	FT Vest U.S. Equity Buffer ETF - July (FJUL)	FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)
ASSETS:
Investments, at value - Unaffiliated	$14,153,852	$3,525,835	$13,560,471	$5,057,123
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	14,153,852	3,525,835	13,560,471	5,057,123
Options contracts purchased, at value	1,452,404,747	366,067,161	1,325,225,408	493,509,444
Due from broker	648	5,124	5,986	205
Receivables:
Dividends	42,805	11,054	35,283	15,111
Investment securities sold	—	105,345	60,477	—
Capital shares sold	—	3,755,380	1,530,080	—
Total Assets	1,466,602,052	373,469,899	1,340,417,705	498,581,883

LIABILITIES:
Options contracts written, at value	49,222,473	10,176,808	51,241,056	16,679,396
Due to broker	—	—	—	—
Payables:
Investment advisory fees	1,007,977	254,771	917,584	339,285
Investment securities purchased	—	3,793,143	1,565,781	—
Total Liabilities	50,230,450	14,224,722	53,724,421	17,018,681
NET ASSETS	$1,416,371,602	$359,245,177	$1,286,693,284	$481,563,202

NET ASSETS consist of:
Paid-in capital	$1,535,353,515	$384,778,693	$1,413,481,008	$522,704,576
Par value	231,500	71,750	210,250	94,000
Accumulated distributable earnings (loss)	(119,213,413)	(25,605,266)	(126,997,974)	(41,235,374)
NET ASSETS	$1,416,371,602	$359,245,177	$1,286,693,284	$481,563,202
NET ASSET VALUE, per share	$61.18	$50.07	$61.20	$51.23
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	23,150,002	7,175,002	21,025,002	9,400,002
Investments, at cost - Unaffiliated	$14,153,852	$3,525,835	$13,560,471	$5,057,123
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$14,153,852	$3,525,835	$13,560,471	$5,057,123
Premiums paid on options contracts purchased	$1,437,627,707	$361,825,593	$1,306,842,371	$485,173,491
Premiums received on options contracts written	$67,383,404	$12,231,173	$61,360,259	$16,946,238
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - August (FAUG)	FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)	FT Vest U.S. Equity Buffer ETF - September (FSEP)	FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)	FT Vest U.S. Equity Buffer ETF - October (FOCT)	FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)

$14,918,142	$5,208,724	$4,031,483	$1,168,646	$4,563,225	$1,547,749
—	—	—	—	—	—
14,918,142	5,208,724	4,031,483	1,168,646	4,563,225	1,547,749
1,333,578,805	427,059,700	1,271,615,593	368,788,961	1,208,159,864	411,311,371
11,949	—	357	221	—	272

11,372	4,856	12,671	3,678	14,274	4,772
—	—	—	—	—	—
—	—	—	—	—	—
1,348,520,268	432,273,280	1,275,660,104	369,961,506	1,212,737,363	412,864,164

53,274,853	12,743,813	24,614,835	14,121,763	26,650,895	17,913,154
—	513,229	—	—	25	—

898,769	281,738	897,087	255,305	851,928	281,205
—	—	—	—	—	—
54,173,622	13,538,780	25,511,922	14,377,068	27,502,848	18,194,359
$1,294,346,646	$418,734,500	$1,250,148,182	$355,584,438	$1,185,234,515	$394,669,805

$1,432,505,145	$456,090,943	$1,239,888,205	$355,611,884	$1,166,727,056	$387,259,756
224,250	88,000	220,750	73,250	220,750	82,750
(138,382,749)	(37,444,443)	10,039,227	(100,696)	18,286,709	7,327,299
$1,294,346,646	$418,734,500	$1,250,148,182	$355,584,438	$1,185,234,515	$394,669,805
$57.72	$47.58	$56.63	$48.54	$53.69	$47.69
22,425,002	8,800,002	22,075,002	7,325,002	22,075,002	8,275,002
$14,918,142	$5,208,724	$4,031,483	$1,168,646	$4,563,225	$1,547,749
$—	$—	$—	$—	$—	$—
$14,918,142	$5,208,724	$4,031,483	$1,168,646	$4,563,225	$1,547,749
$1,337,253,249	$427,593,036	$1,156,163,931	$330,542,560	$1,110,635,686	$371,167,444
$61,042,712	$13,862,145	$47,238,619	$10,161,773	$50,655,007	$13,676,285
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2026

	FT Vest U.S. Equity Buffer ETF - November (FNOV)	FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)	FT Vest U.S. Equity Buffer ETF - December (FDEC)	FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)
ASSETS:
Investments, at value - Unaffiliated	$5,740,292	$1,910,472	$7,174,354	$2,261,413
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	5,740,292	1,910,472	7,174,354	2,261,413
Options contracts purchased, at value	1,276,064,448	422,323,875	1,339,390,750	455,493,231
Due from broker	—	202	830	1,176
Receivables:
Dividends	17,146	5,944	22,975	7,036
Investment securities sold	—	—	40,582	—
Capital shares sold	—	—	1,394,584	—
Total Assets	1,281,821,886	424,240,493	1,348,024,075	457,762,856

LIABILITIES:
Options contracts written, at value	38,440,020	21,771,823	37,592,925	18,370,951
Due to broker	—	—	—	—
Payables:
Investment advisory fees	892,034	289,349	973,161	315,110
Investment securities purchased	—	—	1,448,048	—
Total Liabilities	39,332,054	22,061,172	40,014,134	18,686,061
NET ASSETS	$1,242,489,832	$402,179,321	$1,308,009,941	$439,076,795

NET ASSETS consist of:
Paid-in capital	$1,215,823,702	$391,797,121	$1,322,536,998	$436,354,263
Par value	207,500	76,750	234,500	90,750
Accumulated distributable earnings (loss)	26,458,630	10,305,450	(14,761,557)	2,631,782
NET ASSETS	$1,242,489,832	$402,179,321	$1,308,009,941	$439,076,795
NET ASSET VALUE, per share	$59.88	$52.40	$55.78	$48.38
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	20,750,002	7,675,002	23,450,002	9,075,002
Investments, at cost - Unaffiliated	$5,740,292	$1,910,472	$7,174,354	$2,261,413
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$5,740,292	$1,910,472	$7,174,354	$2,261,413
Premiums paid on options contracts purchased	$1,164,166,511	$378,950,242	$1,245,147,213	$418,102,142
Premiums received on options contracts written	$57,667,096	$15,140,520	$55,959,605	$13,976,878
See Notes to Financial Statements

FT Vest Buffered Allocation Defensive ETF (BUFT)	FT Vest Buffered Allocation Growth ETF (BUFG)

$60,489	$121,191
160,516,475	332,115,394
160,576,964	332,236,585
—	—
—	—

170	348
—	—
—	—
160,577,134	332,236,933

—	—
—	—

26,999	56,126
—	—
26,999	56,126
$160,550,135	$332,180,807

$161,569,590	$331,801,478
61,000	111,000
(1,080,455)	268,329
$160,550,135	$332,180,807
$26.32	$29.93
6,100,002	11,100,002
$60,489	$121,191
$156,412,838	$316,374,544
$156,473,327	$316,495,735
$—	$—
$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2026

	FT Vest U.S. Equity Buffer ETF - January (FJAN)	FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)	FT Vest U.S. Equity Buffer ETF - February (FFEB)	FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)
INVESTMENT INCOME:
Dividends - Unaffiliated	$316,021	$108,143	$322,219	$107,633
Total investment income	316,021	108,143	322,219	107,633

EXPENSES:
Investment advisory fees	10,683,608	3,556,547	10,411,992	3,602,374
Other expenses	78,092	26,889	76,626	31,832
Total expenses	10,761,700	3,583,436	10,488,618	3,634,206
NET INVESTMENT INCOME (LOSS)	(10,445,679)	(3,475,293)	(10,166,399)	(3,526,573)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	(32,498,516)	(10,574,452)	(17,354,287)	3,241,178
Written options contracts	(338,725)	(5,500,468)	3,544,637	(4,107,208)
In-kind redemptions - Purchased options contracts	155,441,670	52,658,033	141,856,451	52,134,864
In-kind redemptions - Written options contracts	25,723,939	2,575,887	28,315,077	(549,582)
Net realized gain (loss)	148,328,368	39,159,000	156,361,878	50,719,252
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	—	—	—	—
Purchased options contracts	36,745,606	17,524,382	34,407,382	7,223,806
Written options contracts	4,594,102	(4,777,476)	5,672,324	(3,803,831)
Net change in unrealized appreciation (depreciation)	41,339,708	12,746,906	40,079,706	3,419,975
NET REALIZED AND UNREALIZED GAIN (LOSS)	189,668,076	51,905,906	196,441,584	54,139,227
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$179,222,397	$48,430,613	$186,275,185	$50,612,654
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - March (FMAR)	FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)	FT Vest U.S. Equity Buffer ETF - April (FAPR)	FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)	FT Vest U.S. Equity Buffer ETF - May (FMAY)	FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)

$257,665	$99,565	$267,903	$73,421	$306,847	$82,149
257,665	99,565	267,903	73,421	306,847	82,149

8,758,502	3,379,979	8,834,774	2,491,149	9,730,616	2,693,506
65,803	27,694	60,642	18,035	68,680	20,788
8,824,305	3,407,673	8,895,416	2,509,184	9,799,296	2,714,294
(8,566,640)	(3,308,108)	(8,627,513)	(2,435,763)	(9,492,449)	(2,632,145)

—	—	—	—	—	—
—	—	—	—	—	—
(44,755,685)	(9,594,523)	40,908,460	28,284,993	5,405,296	9,902,106
14,266,325	(2,383,556)	(105,466,492)	(38,638,099)	(68,678,891)	(27,523,904)
124,550,747	43,260,994	187,913,784	44,697,347	178,178,922	44,378,167
35,918,009	10,993,665	15,876,625	(123,414)	30,396,224	6,934,883
129,979,396	42,276,580	139,232,377	34,220,827	145,301,551	33,691,252

—	—	—	—	—	—
45,564,551	20,220,926	(73,500,330)	(27,366,064)	(38,815,451)	(11,099,728)
(4,945,360)	(10,865,925)	53,403,281	20,179,222	31,818,216	8,466,716
40,619,191	9,355,001	(20,097,049)	(7,186,842)	(6,997,235)	(2,633,012)
170,598,587	51,631,581	119,135,328	27,033,985	138,304,316	31,058,240
$162,031,947	$48,323,473	$110,507,815	$24,598,222	$128,811,867	$28,426,095
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Year Ended August 31, 2026

	FT Vest U.S. Equity Buffer ETF - June (FJUN)	FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)	FT Vest U.S. Equity Buffer ETF - July (FJUL)	FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)
INVESTMENT INCOME:
Dividends - Unaffiliated	$291,038	$74,644	$299,806	$105,152
Total investment income	291,038	74,644	299,806	105,152

EXPENSES:
Investment advisory fees	9,657,790	2,555,176	9,913,587	3,464,386
Other expenses	73,192	23,807	75,780	25,537
Total expenses	9,730,982	2,578,983	9,989,367	3,489,923
NET INVESTMENT INCOME (LOSS)	(9,439,944)	(2,504,339)	(9,689,561)	(3,384,771)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	44,548,698	30,684,768	(17,831,298)	(3,890,240)
Written options contracts	(78,285,144)	(30,448,665)	(18,133,150)	(15,212,421)
In-kind redemptions - Purchased options contracts	168,182,058	32,565,344	153,329,277	58,403,006
In-kind redemptions - Written options contracts	13,127,037	(90,956)	34,977,961	6,354,506
Net realized gain (loss)	147,572,649	32,710,491	152,342,790	45,654,851
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	—	—	—	—
Purchased options contracts	(39,754,858)	(12,059,883)	1,192,237	287,758
Written options contracts	23,949,985	8,304,424	7,020,685	1,506,794
Net change in unrealized appreciation (depreciation)	(15,804,873)	(3,755,459)	8,212,922	1,794,552
NET REALIZED AND UNREALIZED GAIN (LOSS)	131,767,776	28,955,032	160,555,712	47,449,403
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$122,327,832	$26,450,693	$150,866,151	$44,064,632
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - August (FAUG)	FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)	FT Vest U.S. Equity Buffer ETF - September (FSEP)	FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)	FT Vest U.S. Equity Buffer ETF - October (FOCT)	FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)

$291,832	$89,316	$299,424	$85,963	$285,920	$93,587
291,832	89,316	299,424	85,963	285,920	93,587

9,683,559	3,035,808	9,963,215	2,850,440	9,325,359	3,131,531
68,389	21,803	61,366	19,784	62,641	24,846
9,751,948	3,057,611	10,024,581	2,870,224	9,388,000	3,156,377
(9,460,116)	(2,968,295)	(9,725,157)	(2,784,261)	(9,102,080)	(3,062,790)

—	—	—	—	—	—
—	—	—	—	—	—
(6,033,107)	12,247,208	(33,882,572)	(947,950)	(31,618,511)	(3,128,610)
(29,215,338)	(15,776,703)	(17,387,249)	(9,211,721)	1,430,549	(1,200,757)
162,776,511	43,361,103	150,835,172	37,080,288	125,364,971	33,755,967
23,024,259	1,084,596	17,907,545	449,327	33,440,891	2,401,892
150,552,325	40,916,204	117,472,896	27,369,944	128,617,900	31,828,492

—	—	—	—	—	—
(6,473,714)	(1,693,610)	43,426,575	13,089,665	48,397,582	21,483,758
7,909,600	1,368,008	3,738,672	(2,373,450)	(1,141,008)	(6,985,631)
1,435,886	(325,602)	47,165,247	10,716,215	47,256,574	14,498,127
151,988,211	40,590,602	164,638,143	38,086,159	175,874,474	46,326,619
$142,528,095	$37,622,307	$154,912,986	$35,301,898	$166,772,394	$43,263,829
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Year Ended August 31, 2026

	FT Vest U.S. Equity Buffer ETF - November (FNOV)	FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)	FT Vest U.S. Equity Buffer ETF - December (FDEC)	FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)
INVESTMENT INCOME:
Dividends - Unaffiliated	$282,125	$92,745	$323,949	$101,311
Total investment income	282,125	92,745	323,949	101,311

EXPENSES:
Investment advisory fees	9,585,020	3,162,344	10,588,295	3,375,134
Other expenses	64,402	23,732	75,026	25,114
Total expenses	9,649,422	3,186,076	10,663,321	3,400,248
NET INVESTMENT INCOME (LOSS)	(9,367,297)	(3,093,331)	(10,339,372)	(3,298,937)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	(9,726,026)	3,966,856	(24,407,756)	4,593,498
Written options contracts	6,659,606	2,333,307	657,818	(2,459,524)
In-kind redemptions - Purchased options contracts	97,040,796	28,764,065	148,250,639	35,818,019
In-kind redemptions - Written options contracts	25,800,472	5,089,552	36,208,897	611,576
Net realized gain (loss)	119,774,848	40,153,780	160,709,598	38,563,569
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	—	—	—	—
Purchased options contracts	56,732,628	21,066,413	42,137,639	17,848,662
Written options contracts	800,975	(8,102,967)	(5,595,986)	(6,562,152)
Net change in unrealized appreciation (depreciation)	57,533,603	12,963,446	36,541,653	11,286,510
NET REALIZED AND UNREALIZED GAIN (LOSS)	177,308,451	53,117,226	197,251,251	49,850,079
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$167,941,154	$50,023,895	$186,911,879	$46,551,142
See Notes to Financial Statements

FT Vest Buffered Allocation Defensive ETF (BUFT)	FT Vest Buffered Allocation Growth ETF (BUFG)

$1,106	$3,290
1,106	3,290

282,638	608,678
9,124	19,908
291,762	628,586
(290,656)	(625,296)

(164,418)	(895,489)
13,810,969	39,050,793
—	—
—	—
—	—
—	—
13,646,551	38,155,304

(283,879)	268,492
—	—
—	—
(283,879)	268,492
13,362,672	38,423,796
$13,072,016	$37,798,500
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	FT Vest U.S. Equity Buffer ETF - January (FJAN)		FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(10,445,679)	$(7,450,534)	$(3,475,293)	$(2,419,725)
Net realized gain (loss)	148,328,368	93,985,315	39,159,000	30,328,562
Net change in unrealized appreciation (depreciation)	41,339,708	10,478,486	12,746,906	(134,021)
Net increase (decrease) in net assets resulting from operations	179,222,397	97,013,267	48,430,613	27,774,816

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,343,579,310	993,302,634	479,634,055	312,264,044
Cost of shares redeemed	(1,170,225,171)	(715,040,284)	(392,850,870)	(234,936,538)
Net increase (decrease) in net assets resulting from shareholder transactions	173,354,139	278,262,350	86,783,185	77,327,506
Total increase (decrease) in net assets	352,576,536	375,275,617	135,213,798	105,102,322

NET ASSETS:
Beginning of period	1,117,615,486	742,339,869	350,433,701	245,331,379
End of period	$1,470,192,022	$1,117,615,486	$485,647,499	$350,433,701

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	22,750,002	16,725,002	8,450,002	6,475,002
Shares sold	25,725,000	21,575,000	11,000,000	7,975,000
Shares redeemed	(22,425,000)	(15,550,000)	(9,000,000)	(6,000,000)
Shares outstanding, end of period	26,050,002	22,750,002	10,450,002	8,450,002
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - February (FFEB)		FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)		FT Vest U.S. Equity Buffer ETF - March (FMAR)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$(10,166,399)	$(7,666,399)	$(3,526,573)	$(2,674,664)	$(8,566,640)	$(7,054,458)
156,361,878	128,619,693	50,719,252	40,127,411	129,979,396	96,712,399
40,079,706	(5,664,679)	3,419,975	2,040,544	40,619,191	6,208,695
186,275,185	115,288,615	50,612,654	39,493,291	162,031,947	95,866,636

1,181,811,311	951,266,372	345,418,993	379,956,005	1,054,684,055	915,826,625
(1,036,147,190)	(901,312,204)	(357,157,305)	(275,405,008)	(920,869,470)	(993,503,469)
145,664,121	49,954,168	(11,738,312)	104,550,997	133,814,585	(77,676,844)
331,939,306	165,242,783	38,874,342	144,044,288	295,846,532	18,189,792

1,091,498,935	926,256,152	406,671,319	262,627,031	878,439,942	860,250,150
$1,423,438,241	$1,091,498,935	$445,545,661	$406,671,319	$1,174,286,474	$878,439,942

20,200,002	19,275,002	8,875,002	6,350,002	19,150,002	20,625,002
20,525,000	18,775,000	7,125,000	8,850,000	21,725,000	21,700,000
(17,925,000)	(17,850,000)	(7,350,000)	(6,325,000)	(18,900,000)	(23,175,000)
22,800,002	20,200,002	8,650,002	8,875,002	21,975,002	19,150,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)		FT Vest U.S. Equity Buffer ETF - April (FAPR)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(3,308,108)	$(2,500,319)	$(8,627,513)	$(6,127,641)
Net realized gain (loss)	42,276,580	27,632,347	139,232,377	28,580,254
Net change in unrealized appreciation (depreciation)	9,355,001	4,357,095	(20,097,049)	34,952,133
Net increase (decrease) in net assets resulting from operations	48,323,473	29,489,123	110,507,815	57,404,746

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	371,715,626	354,516,921	1,014,429,408	643,063,426
Cost of shares redeemed	(313,825,718)	(326,702,037)	(667,177,304)	(525,715,646)
Net increase (decrease) in net assets resulting from shareholder transactions	57,889,908	27,814,884	347,252,104	117,347,780
Total increase (decrease) in net assets	106,213,381	57,304,007	457,759,919	174,752,526

NET ASSETS:
Beginning of period	358,372,355	301,068,348	863,864,628	689,112,102
End of period	$464,585,736	$358,372,355	$1,321,624,547	$863,864,628

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	8,875,002	8,150,002	20,050,002	17,225,002
Shares sold	8,750,000	9,375,000	22,375,000	16,075,000
Shares redeemed	(7,425,000)	(8,650,000)	(14,750,000)	(13,250,000)
Shares outstanding, end of period	10,200,002	8,875,002	27,675,002	20,050,002
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)		FT Vest U.S. Equity Buffer ETF - May (FMAY)		FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$(2,435,763)	$(2,033,820)	$(9,492,449)	$(7,289,565)	$(2,632,145)	$(2,165,381)
34,220,827	15,258,492	145,301,551	94,373,032	33,691,252	33,192,159
(7,186,842)	2,501,883	(6,997,235)	18,382,139	(2,633,012)	(1,026,579)
24,598,222	15,726,555	128,811,867	105,465,606	28,426,095	30,000,199

182,999,155	172,304,583	1,205,091,932	1,017,169,607	280,227,564	243,962,746
(172,183,128)	(140,295,128)	(908,002,817)	(910,758,134)	(218,970,479)	(299,762,468)
10,816,027	32,009,455	297,089,115	106,411,473	61,257,085	(55,799,722)
35,414,249	47,736,010	425,900,982	211,877,079	89,683,180	(25,799,523)

286,423,745	238,687,735	1,035,076,232	823,199,153	289,139,562	314,939,085
$321,837,994	$286,423,745	$1,460,977,214	$1,035,076,232	$378,822,742	$289,139,562

7,475,002	6,600,002	20,125,002	17,950,002	6,600,002	7,975,002
4,575,000	4,700,000	21,775,000	21,125,000	6,000,000	5,875,000
(4,325,000)	(3,825,000)	(16,450,000)	(18,950,000)	(4,700,000)	(7,250,000)
7,725,002	7,475,002	25,450,002	20,125,002	7,900,002	6,600,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Buffer ETF - June (FJUN)		FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(9,439,944)	$(7,517,520)	$(2,504,339)	$(2,199,464)
Net realized gain (loss)	147,572,649	74,941,696	32,710,491	26,265,226
Net change in unrealized appreciation (depreciation)	(15,804,873)	26,528,560	(3,755,459)	3,266,144
Net increase (decrease) in net assets resulting from operations	122,327,832	93,952,736	26,450,693	27,331,906

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,077,342,403	1,134,630,329	250,442,652	413,898,264
Cost of shares redeemed	(776,333,419)	(1,052,248,971)	(196,931,277)	(410,655,804)
Net increase (decrease) in net assets resulting from shareholder transactions	301,008,984	82,381,358	53,511,375	3,242,460
Total increase (decrease) in net assets	423,336,816	176,334,094	79,962,068	30,574,366

NET ASSETS:
Beginning of period	993,034,786	816,700,692	279,283,109	248,708,743
End of period	$1,416,371,602	$993,034,786	$359,245,177	$279,283,109

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	18,025,002	16,425,002	6,075,002	5,925,002
Shares sold	18,125,000	21,700,000	5,125,000	9,425,000
Shares redeemed	(13,000,000)	(20,100,000)	(4,025,000)	(9,275,000)
Shares outstanding, end of period	23,150,002	18,025,002	7,175,002	6,075,002
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - July (FJUL)		FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)		FT Vest U.S. Equity Buffer ETF - August (FAUG)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$(9,689,561)	$(7,836,660)	$(3,384,771)	$(2,897,984)	$(9,460,116)	$(7,260,786)
152,342,790	127,571,585	45,654,851	47,135,085	150,552,325	117,877,032
8,212,922	1,800,378	1,794,552	(1,280,253)	1,435,886	(6,101,383)
150,866,151	121,535,303	44,064,632	42,956,848	142,528,095	104,514,863

1,116,296,048	1,259,374,323	404,672,530	295,487,030	1,214,078,257	1,046,945,257
(1,006,529,251)	(1,183,552,984)	(368,509,954)	(290,949,746)	(1,027,794,801)	(922,346,964)
109,766,797	75,821,339	36,162,576	4,537,284	186,283,456	124,598,293
260,632,948	197,356,642	80,227,208	47,494,132	328,811,551	229,113,156

1,026,060,336	828,703,694	401,335,994	353,841,862	965,535,095	736,421,939
$1,286,693,284	$1,026,060,336	$481,563,202	$401,335,994	$1,294,346,646	$965,535,095

19,125,002	17,500,002	8,725,002	8,675,002	19,000,002	16,325,002
18,900,000	24,650,000	8,050,000	6,600,000	21,550,000	21,200,000
(17,000,000)	(23,025,000)	(7,375,000)	(6,550,000)	(18,125,000)	(18,525,000)
21,025,002	19,125,002	9,400,002	8,725,002	22,425,002	19,000,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)		FT Vest U.S. Equity Buffer ETF - September (FSEP)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(2,968,295)	$(2,540,527)	$(9,725,157)	$(6,744,606)
Net realized gain (loss)	40,916,204	36,764,606	117,472,896	82,820,784
Net change in unrealized appreciation (depreciation)	(325,602)	(1,847,992)	47,165,247	16,759,685
Net increase (decrease) in net assets resulting from operations	37,622,307	32,376,087	154,912,986	92,835,863

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	317,925,395	345,101,013	1,261,020,534	868,809,721
Cost of shares redeemed	(268,870,230)	(319,403,254)	(1,108,018,135)	(617,689,286)
Net increase (decrease) in net assets resulting from shareholder transactions	49,055,165	25,697,759	153,002,399	251,120,435
Total increase (decrease) in net assets	86,677,472	58,073,846	307,915,385	343,956,298

NET ASSETS:
Beginning of period	332,057,028	273,983,182	942,232,797	598,276,499
End of period	$418,734,500	$332,057,028	$1,250,148,182	$942,232,797

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	7,750,002	7,100,002	18,950,002	13,450,002
Shares sold	6,775,000	8,250,000	24,900,000	19,275,000
Shares redeemed	(5,725,000)	(7,600,000)	(21,775,000)	(13,775,000)
Shares outstanding, end of period	8,800,002	7,750,002	22,075,002	18,950,002
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)		FT Vest U.S. Equity Buffer ETF - October (FOCT)		FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$(2,784,261)	$(2,046,116)	$(9,102,080)	$(6,594,381)	$(3,062,790)	$(2,350,674)
27,369,944	24,649,260	128,617,900	74,544,660	31,828,492	31,263,337
10,716,215	2,587,898	47,256,574	10,984,021	14,498,127	(414,839)
35,301,898	25,191,042	166,772,394	78,934,300	43,263,829	28,497,824

296,909,699	209,652,705	1,261,136,996	679,337,952	330,078,771	261,726,032
(240,004,587)	(150,989,499)	(1,190,336,972)	(412,994,118)	(282,677,715)	(178,426,641)
56,905,112	58,663,206	70,800,024	266,343,834	47,401,056	83,299,391
92,207,010	83,854,248	237,572,418	345,278,134	90,664,885	111,797,215

263,377,428	179,523,180	947,662,097	602,383,963	304,004,920	192,207,705
$355,584,438	$263,377,428	$1,185,234,515	$947,662,097	$394,669,805	$304,004,920

6,025,002	4,525,002	20,475,002	14,325,002	7,175,002	4,950,002
6,725,000	5,250,000	26,275,000	15,875,000	7,575,000	6,700,000
(5,425,000)	(3,750,000)	(24,675,000)	(9,725,000)	(6,475,000)	(4,475,000)
7,325,002	6,025,002	22,075,002	20,475,002	8,275,002	7,175,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Buffer ETF - November (FNOV)		FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(9,367,297)	$(7,061,943)	$(3,093,331)	$(2,464,594)
Net realized gain (loss)	119,774,848	94,266,107	40,153,780	32,606,781
Net change in unrealized appreciation (depreciation)	57,533,603	(5,560,662)	12,963,446	(3,197,068)
Net increase (decrease) in net assets resulting from operations	167,941,154	81,643,502	50,023,895	26,945,119

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	987,660,608	750,437,277	299,288,337	192,904,368
Cost of shares redeemed	(899,658,640)	(546,692,503)	(271,614,400)	(141,399,224)
Net increase (decrease) in net assets resulting from shareholder transactions	88,001,968	203,744,774	27,673,937	51,505,144
Total increase (decrease) in net assets	255,943,122	285,388,276	77,697,832	78,450,263

NET ASSETS:
Beginning of period	986,546,710	701,158,434	324,481,489	246,031,226
End of period	$1,242,489,832	$986,546,710	$402,179,321	$324,481,489

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	19,050,002	14,975,002	7,050,002	5,850,002
Shares sold	18,450,000	15,600,000	6,300,000	4,500,000
Shares redeemed	(16,750,000)	(11,525,000)	(5,675,000)	(3,300,000)
Shares outstanding, end of period	20,750,002	19,050,002	7,675,002	7,050,002
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - December (FDEC)		FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)		FT Vest Buffered Allocation Defensive ETF (BUFT)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$(10,339,372)	$(7,550,157)	$(3,298,937)	$(2,609,644)	$(290,656)	$(237,861)
160,709,598	94,781,843	38,563,569	41,337,557	13,646,551	8,784,473
36,541,653	7,241,200	11,286,510	(8,565,579)	(283,879)	1,060,343
186,911,879	94,472,886	46,551,142	30,162,334	13,072,016	9,606,955

1,282,568,878	927,887,101	325,047,488	243,800,679	369,124,032	333,805,211
(1,215,415,445)	(692,074,412)	(276,227,948)	(252,874,252)	(348,738,619)	(329,869,363)
67,153,433	235,812,689	48,819,540	(9,073,573)	20,385,413	3,935,848
254,065,312	330,285,575	95,370,682	21,088,761	33,457,429	13,542,803

1,053,944,629	723,659,054	343,706,113	322,617,352	127,092,706	113,549,903
$1,308,009,941	$1,053,944,629	$439,076,795	$343,706,113	$160,550,135	$127,092,706

21,875,002	16,650,002	8,000,002	8,225,002	5,300,002	5,150,002
25,225,000	20,725,000	7,225,000	6,075,000	14,700,000	14,750,000
(23,650,000)	(15,500,000)	(6,150,000)	(6,300,000)	(13,900,000)	(14,600,000)
23,450,002	21,875,002	9,075,002	8,000,002	6,100,002	5,300,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest Buffered Allocation Growth ETF (BUFG)
	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(625,296)	$(501,655)
Net realized gain (loss)	38,155,304	20,971,892
Net change in unrealized appreciation (depreciation)	268,492	5,872,825
Net increase (decrease) in net assets resulting from operations	37,798,500	26,343,062

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	542,454,568	414,902,932
Cost of shares redeemed	(528,938,737)	(398,360,224)
Net increase (decrease) in net assets resulting from shareholder transactions	13,515,831	16,542,708
Total increase (decrease) in net assets	51,314,331	42,885,770

NET ASSETS:
Beginning of period	280,866,476	237,980,706
End of period	$332,180,807	$280,866,476

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	10,650,002	10,000,002
Shares sold	19,300,000	16,750,000
Shares redeemed	(18,850,000)	(16,100,000)
Shares outstanding, end of period	11,100,002	10,650,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - January (FJAN)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$49.13	$44.39	$37.67	$32.35	$33.37
Income from investment operations:
Net investment income (loss)	(0.44) (a)	(0.38) (a)	(0.33) (a)	(0.29) (a)	(0.19)
Net realized and unrealized gain (loss)	7.75	5.12	7.05	5.61	(0.83)
Total from investment operations	7.31	4.74	6.72	5.32	(1.02)
Net asset value, end of period	$56.44	$49.13	$44.39	$37.67	$32.35
Total return (b)	14.88%	10.68%	17.84%	16.45%	(3.06)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,470,192	$1,117,615	$742,340	$337,119	$189,233
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.85)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$41.47	$37.89	$33.19	$30.74	$31.94
Income from investment operations:
Net investment income (loss)	(0.37) (a)	(0.32) (a)	(0.29) (a)	(0.26) (a)	(0.04)
Net realized and unrealized gain (loss)	5.37	3.90	4.99	2.71	(1.16)
Total from investment operations	5.00	3.58	4.70	2.45	(1.20)
Net asset value, end of period	$46.47	$41.47	$37.89	$33.19	$30.74
Total return (b)	12.06%	9.45%	14.16%	7.97%	(3.76)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$485,647	$350,434	$245,331	$185,028	$132,931
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.85)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - February (FFEB)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$54.03	$48.05	$40.34	$35.45	$37.46
Income from investment operations:
Net investment income (loss)	(0.48) (a)	(0.41) (a)	(0.36) (a)	(0.31) (a)	(0.22)
Net realized and unrealized gain (loss)	8.88	6.39	8.07	5.20	(1.79)
Total from investment operations	8.40	5.98	7.71	4.89	(2.01)
Net asset value, end of period	$62.43	$54.03	$48.05	$40.34	$35.45
Total return (b)	15.55%	12.45%	19.11%	13.79%	(5.37)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,423,438	$1,091,499	$926,256	$386,234	$303,079
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$45.82	$41.36	$35.89	$33.96	$34.68
Income from investment operations:
Net investment income (loss)	(0.41) (a)	(0.35) (a)	(0.31) (a)	(0.28) (a)	(0.25)
Net realized and unrealized gain (loss)	6.10	4.81	5.78	2.21	(0.47)
Total from investment operations	5.69	4.46	5.47	1.93	(0.72)
Net asset value, end of period	$51.51	$45.82	$41.36	$35.89	$33.96
Total return (b)	12.42%	10.78%	15.24%	5.68%	(2.08)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$445,546	$406,671	$262,627	$206,343	$303,106
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.85)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - March (FMAR)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$45.87	$41.71	$36.06	$31.28	$32.40
Income from investment operations:
Net investment income (loss)	(0.41) (a)	(0.36) (a)	(0.32) (a)	(0.27) (a)	(0.13)
Net realized and unrealized gain (loss)	7.98	4.52	5.97	5.05	(0.99)
Total from investment operations	7.57	4.16	5.65	4.78	(1.12)
Net asset value, end of period	$53.44	$45.87	$41.71	$36.06	$31.28
Total return (b)	16.50%	9.97%	15.67%	15.28%	(3.46)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,174,286	$878,440	$860,250	$320,901	$197,064
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.82)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$40.38	$36.94	$32.71	$30.36	$31.45
Income from investment operations:
Net investment income (loss)	(0.36) (a)	(0.31) (a)	(0.28) (a)	(0.25) (a)	(0.09)
Net realized and unrealized gain (loss)	5.53	3.75	4.51	2.60	(1.00)
Total from investment operations	5.17	3.44	4.23	2.35	(1.09)
Net asset value, end of period	$45.55	$40.38	$36.94	$32.71	$30.36
Total return (b)	12.80%	9.31%	12.93%	7.74%	(3.47)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$464,586	$358,372	$301,068	$201,159	$192,793
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - April (FAPR)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$43.09	$40.01	$33.25	$29.40	$31.71
Income from investment operations:
Net investment income (loss)	(0.38) (a)	(0.34) (a)	(0.29) (a)	(0.25) (a)	(0.12)
Net realized and unrealized gain (loss)	5.05	3.42	7.05	4.10	(2.19)
Total from investment operations	4.67	3.08	6.76	3.85	(2.31)
Net asset value, end of period	$47.76	$43.09	$40.01	$33.25	$29.40
Total return (b)	10.84%	7.70%	20.33%	13.10%	(7.28)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,321,625	$863,865	$689,112	$405,693	$281,511
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$38.32	$36.16	$31.12	$29.87	$31.08
Income from investment operations:
Net investment income (loss)	(0.33) (a)	(0.30) (a)	(0.27) (a)	(0.24) (a)	(0.07)
Net realized and unrealized gain (loss)	3.67	2.46	5.31	1.49	(1.14)
Total from investment operations	3.34	2.16	5.04	1.25	(1.21)
Net asset value, end of period	$41.66	$38.32	$36.16	$31.12	$29.87
Total return (b)	8.72%	5.97%	16.20%	4.18%	(3.89)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$321,838	$286,424	$238,688	$234,921	$265,833
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - May (FMAY)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$51.43	$45.86	$39.41	$35.67	$37.29
Income from investment operations:
Net investment income (loss)	(0.45) (a)	(0.39) (a)	(0.34) (a)	(0.30) (a)	(0.05)
Net realized and unrealized gain (loss)	6.43	5.96	6.79	4.04	(1.57)
Total from investment operations	5.98	5.57	6.45	3.74	(1.62)
Net asset value, end of period	$57.41	$51.43	$45.86	$39.41	$35.67
Total return (b)	11.63%	12.15%	16.37%	10.49%	(4.34)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,460,977	$1,035,076	$823,199	$524,141	$363,848
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$43.81	$39.49	$34.74	$31.61	$34.25
Income from investment operations:
Net investment income (loss)	(0.38) (a)	(0.34) (a)	(0.30) (a)	(0.27) (a)	(0.05)
Net realized and unrealized gain (loss)	4.52	4.66	5.05	3.40	(2.59)
Total from investment operations	4.14	4.32	4.75	3.13	(2.64)
Net asset value, end of period	$47.95	$43.81	$39.49	$34.74	$31.61
Total return (b)	9.45%	10.94%	13.67%	9.90%	(7.71)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$378,823	$289,140	$314,939	$172,809	$226,018
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - June (FJUN)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$55.09	$49.72	$42.12	$36.40	$37.07
Income from investment operations:
Net investment income (loss)	(0.48) (a)	(0.42) (a)	(0.37) (a)	(0.31) (a)	(0.08)
Net realized and unrealized gain (loss)	6.57	5.79	7.97	6.03	(0.59) (b)
Total from investment operations	6.09	5.37	7.60	5.72	(0.67)
Net asset value, end of period	$61.18	$55.09	$49.72	$42.12	$36.40
Total return (c)	11.05%	10.80%	18.04%	15.71%	(1.81)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,416,372	$993,035	$816,701	$533,893	$298,498
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (e)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$45.97	$41.98	$36.38	$32.44	$34.04
Income from investment operations:
Net investment income (loss)	(0.40) (a)	(0.36) (a)	(0.32) (a)	(0.28) (a)	(0.07)
Net realized and unrealized gain (loss)	4.50	4.35	5.92	4.22	(1.53)
Total from investment operations	4.10	3.99	5.60	3.94	(1.60)
Net asset value, end of period	$50.07	$45.97	$41.98	$36.38	$32.44
Total return (b)	8.92%	9.50%	15.39%	12.15%	(4.70)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$359,245	$279,283	$248,709	$175,512	$180,064
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - July (FJUL)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$53.65	$47.35	$39.62	$34.74	$35.63
Income from investment operations:
Net investment income (loss)	(0.47) (a)	(0.41) (a)	(0.35) (a)	(0.30) (a)	(0.17)
Net realized and unrealized gain (loss)	8.02	6.71	8.08	5.18	(0.72)
Total from investment operations	7.55	6.30	7.73	4.88	(0.89)
Net asset value, end of period	$61.20	$53.65	$47.35	$39.62	$34.74
Total return (b)	14.07%	13.31%	19.51%	14.05%	(2.50)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,286,693	$1,026,060	$828,704	$503,212	$220,593
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$46.00	$40.79	$34.96	$31.12	$33.17
Income from investment operations:
Net investment income (loss)	(0.40) (a)	(0.35) (a)	(0.30) (a)	(0.26) (a)	(0.08)
Net realized and unrealized gain (loss)	5.63	5.56	6.13	4.10	(1.97)
Total from investment operations	5.23	5.21	5.83	3.84	(2.05)
Net asset value, end of period	$51.23	$46.00	$40.79	$34.96	$31.12
Total return (b)	11.37%	12.77%	16.68%	12.34%	(6.18)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$481,563	$401,336	$353,842	$286,638	$157,135
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - August (FAUG)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$50.82	$45.11	$38.62	$35.30	$37.50
Income from investment operations:
Net investment income (loss)	(0.45) (a)	(0.39) (a)	(0.34) (a)	(0.30) (a)	(0.12)
Net realized and unrealized gain (loss)	7.35	6.10	6.83	3.62	(2.08)
Total from investment operations	6.90	5.71	6.49	3.32	(2.20)
Net asset value, end of period	$57.72	$50.82	$45.11	$38.62	$35.30
Total return (b)	13.58%	12.66%	16.80%	9.41%	(5.87)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,294,347	$965,535	$736,422	$561,932	$322,983
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$42.85	$38.59	$34.04	$31.59	$34.76
Income from investment operations:
Net investment income (loss)	(0.37) (a)	(0.33) (a)	(0.29) (a)	(0.26) (a)	(0.14)
Net realized and unrealized gain (loss)	5.10	4.59	4.84	2.71	(3.03)
Total from investment operations	4.73	4.26	4.55	2.45	(3.17)
Net asset value, end of period	$47.58	$42.85	$38.59	$34.04	$31.59
Total return (b)	11.04%	11.04%	13.37%	7.76%	(9.12)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$418,735	$332,057	$273,983	$377,851	$157,149
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.85)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - September (FSEP)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$49.72	$44.48	$38.49	$33.37	$34.45
Income from investment operations:
Net investment income (loss)	(0.44) (a)	(0.38) (a)	(0.34) (a)	(0.29) (a)	(0.17)
Net realized and unrealized gain (loss)	7.35	5.62	6.33	5.41	(0.91)
Total from investment operations	6.91	5.24	5.99	5.12	(1.08)
Net asset value, end of period	$56.63	$49.72	$44.48	$38.49	$33.37
Total return (b)	13.90%	11.78%	15.56%	15.34%	(3.13)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,250,148	$942,233	$598,276	$324,307	$125,122
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.85)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$43.71	$39.67	$34.93	$30.43	$32.30
Income from investment operations:
Net investment income (loss) (a)	(0.38)	(0.33)	(0.30)	(0.26)	(0.27)
Net realized and unrealized gain (loss)	5.21	4.37	5.04	4.76	(1.60)
Total from investment operations	4.83	4.04	4.74	4.50	(1.87)
Net asset value, end of period	$48.54	$43.71	$39.67	$34.93	$30.43
Total return (b)	11.05%	10.18%	13.57%	14.79%	(5.79)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$355,584	$263,377	$179,523	$138,835	$98,899
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.81)%	(0.85)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - October (FOCT)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$46.28	$42.05	$38.28	$32.89	$34.40
Income from investment operations:
Net investment income (loss)	(0.42) (a)	(0.35) (a)	(0.32) (a)	(0.28) (a)	(0.17)
Net realized and unrealized gain (loss)	7.83	4.58	4.09	5.67	(1.34)
Total from investment operations	7.41	4.23	3.77	5.39	(1.51)
Net asset value, end of period	$53.69	$46.28	$42.05	$38.28	$32.89
Total return (b)	16.01%	10.06%	9.85%	16.39%	(4.39)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,185,235	$947,662	$602,384	$278,460	$146,368
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.85)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$42.37	$38.83	$35.51	$30.60	$32.41
Income from investment operations:
Net investment income (loss)	(0.37) (a)	(0.32) (a)	(0.30) (a)	(0.27) (a)	(0.08)
Net realized and unrealized gain (loss)	5.69	3.86	3.62	5.18	(1.73)
Total from investment operations	5.32	3.54	3.32	4.91	(1.81)
Net asset value, end of period	$47.69	$42.37	$38.83	$35.51	$30.60
Total return (b)	12.56%	9.12%	9.35%	16.05%	(5.58)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$394,670	$304,005	$192,208	$159,789	$123,933
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.85)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - November (FNOV)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$51.79	$46.82	$40.85	$35.52	$38.30
Income from investment operations:
Net investment income (loss)	(0.46) (a)	(0.40) (a)	(0.35) (a)	(0.31) (a)	(0.05)
Net realized and unrealized gain (loss)	8.55	5.37	6.32	5.64	(2.73)
Total from investment operations	8.09	4.97	5.97	5.33	(2.78)
Net asset value, end of period	$59.88	$51.79	$46.82	$40.85	$35.52
Total return (b)	15.62%	10.62%	14.61%	15.01%	(7.26)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,242,490	$986,547	$701,158	$393,179	$261,058
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.85)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$46.03	$42.06	$36.94	$32.80	$34.99
Income from investment operations:
Net investment income (loss) (a)	(0.41)	(0.35)	(0.32)	(0.28)	(0.28)
Net realized and unrealized gain (loss)	6.78	4.32	5.44	4.42	(1.91)
Total from investment operations	6.37	3.97	5.12	4.14	(2.19)
Net asset value, end of period	$52.40	$46.03	$42.06	$36.94	$32.80
Total return (b)	13.84%	9.44%	13.86%	12.62%	(6.26)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$402,179	$324,481	$246,031	$241,044	$400,193
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - December (FDEC)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$48.18	$43.46	$36.57	$31.69	$33.78
Income from investment operations:
Net investment income (loss) (a)	(0.43)	(0.37)	(0.33)	(0.27)	(0.28)
Net realized and unrealized gain (loss)	8.03	5.09	7.22	5.15	(1.81)
Total from investment operations	7.60	4.72	6.89	4.88	(2.09)
Net asset value, end of period	$55.78	$48.18	$43.46	$36.57	$31.69
Total return (b)	15.77%	10.86%	18.84%	15.40%	(6.19)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,308,010	$1,053,945	$723,659	$297,131	$190,142
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$42.96	$39.22	$34.23	$30.40	$32.19
Income from investment operations:
Net investment income (loss) (a)	(0.38)	(0.33)	(0.30)	(0.26)	(0.26)
Net realized and unrealized gain (loss)	5.80	4.07	5.29	4.09	(1.53)
Total from investment operations	5.42	3.74	4.99	3.83	(1.79)
Net asset value, end of period	$48.38	$42.96	$39.22	$34.23	$30.40
Total return (b)	12.62%	9.54%	14.58%	12.60%	(5.56)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$439,077	$343,706	$322,617	$278,983	$251,592
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Buffered Allocation Defensive ETF (BUFT)

	Year Ended August 31,				Period Ended 8/31/2022 (a)
	2026	2025	2024	2023
Net asset value, beginning of period	$23.98	$22.05	$20.09	$18.66	$20.01
Income from investment operations:
Net investment income (loss)	(0.05) (b)	(0.04) (b)	(0.04) (b)	(0.04) (b)	(0.02)
Net realized and unrealized gain (loss)	2.39	1.97	2.00	1.47	(1.33)
Total from investment operations	2.34	1.93	1.96	1.43	(1.35)
Net asset value, end of period	$26.32	$23.98	$22.05	$20.09	$18.66
Total return (c)	9.76%	8.75%	9.76%	7.66%	(6.75)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$160,550	$127,093	$113,550	$95,430	$154,840
Ratio of total expenses to average net assets (d)	0.21% (e)	0.20%	0.20%	0.20%	0.20% (f)
Ratio of net investment income (loss) to average net assets (d)	(0.21)%	(0.20)%	(0.20)%	(0.20)%	(0.20)% (f)
Portfolio turnover rate (g)	235%	293%	361%	372%	445%

(a)	Inception date is October 26, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.20%.
(f)	Annualized.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Buffered Allocation Growth ETF (BUFG)

	Year Ended August 31,				Period Ended 8/31/2022 (a)
	2026	2025	2024	2023
Net asset value, beginning of period	$26.37	$23.80	$20.39	$18.16	$20.01
Income from investment operations:
Net investment income (loss)	(0.06) (b)	(0.05) (b)	(0.04) (b)	(0.04) (b)	(0.02)
Net realized and unrealized gain (loss)	3.62	2.62	3.45	2.27	(1.83)
Total from investment operations	3.56	2.57	3.41	2.23	(1.85)
Net asset value, end of period	$29.93	$26.37	$23.80	$20.39	$18.16
Total return (c)	13.50%	10.80%	16.72%	12.28%	(9.25)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$332,181	$280,866	$237,981	$164,148	$163,418
Ratio of total expenses to average net assets (d)	0.21% (e)	0.20%	0.20%	0.20%	0.20% (f)
Ratio of net investment income (loss) to average net assets (d)	(0.21)%	(0.20)%	(0.19)%	(0.20)%	(0.20)% (f)
Portfolio turnover rate (g)	204%	190%	347%	475%	411%

(a)	Inception date is October 26, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.20%.
(f)	Annualized.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2026

1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the twenty-six funds (each a “Fund” and collectively, the “Funds”), each a non-diversified series of the Trust except for BUFT and BUFG, which are each a diversified series of the Trust. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc.

FT Vest U.S. Equity Buffer ETF - January (ticker “FJAN”)
FT Vest U.S. Equity Deep Buffer ETF - January (ticker “DJAN”)
FT Vest U.S. Equity Buffer ETF - February (ticker “FFEB”)
FT Vest U.S. Equity Deep Buffer ETF - February (ticker “DFEB”)
FT Vest U.S. Equity Buffer ETF - March (ticker “FMAR”)
FT Vest U.S. Equity Deep Buffer ETF - March (ticker “DMAR”)
FT Vest U.S. Equity Buffer ETF - April (ticker “FAPR”)
FT Vest U.S. Equity Deep Buffer ETF - April (ticker “DAPR”)
FT Vest U.S. Equity Buffer ETF - May (ticker “FMAY”)
FT Vest U.S. Equity Deep Buffer ETF - May (ticker “DMAY”)
FT Vest U.S. Equity Buffer ETF - June (ticker “FJUN”)
FT Vest U.S. Equity Deep Buffer ETF - June (ticker “DJUN”)
FT Vest U.S. Equity Buffer ETF - July (ticker “FJUL”)
FT Vest U.S. Equity Deep Buffer ETF - July (ticker “DJUL”)
FT Vest U.S. Equity Buffer ETF - August (ticker “FAUG”)
FT Vest U.S. Equity Deep Buffer ETF - August (ticker “DAUG”)
FT Vest U.S. Equity Buffer ETF - September (ticker “FSEP”)
FT Vest U.S. Equity Deep Buffer ETF - September (ticker “DSEP”)
FT Vest U.S. Equity Buffer ETF - October (ticker “FOCT”)
FT Vest U.S. Equity Deep Buffer ETF - October (ticker “DOCT”)
FT Vest U.S. Equity Buffer ETF - November (ticker “FNOV”)
FT Vest U.S. Equity Deep Buffer ETF - November (ticker “DNOV”)
FT Vest U.S. Equity Buffer ETF - December (ticker “FDEC”)
FT Vest U.S. Equity Deep Buffer ETF - December (ticker “DDEC”)
FT Vest Buffered Allocation Defensive ETF (ticker “BUFT”)
FT Vest Buffered Allocation Growth ETF (ticker “BUFG”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund (“ETF”).
The investment objective of FJAN is to seek to provide investors with returns (before fees and expenses) that match the price return of the State Street® SPDR® S&P 500® ETF Trust (“SPY” or the “Underlying ETF”), up to a predetermined upside cap of 14.53% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period (an “Outcome Period”) from January 20, 2026 through January 15, 2027. Prior to January 20, 2026, the Fund’s investment objective included an upside cap of 14.16% and an Outcome Period of January 21, 2025 through January 16, 2026.
The investment objective of DJAN is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 11.63% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from January 20, 2026 through January 15, 2027. Prior to January 20, 2026, the Fund’s investment objective included an upside cap of 12.11% and an Outcome Period of January 21, 2025 through January 16, 2026.
The investment objective of FFEB is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 15.01% while providing a buffer (before fees and expenses) against the first

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
10% of Underlying ETF losses, over the period from February 23, 2026 through February 19, 2027. Prior to February 23, 2026, the Fund’s investment objective included an upside cap of 14.50% and an Outcome Period of February 24, 2025 through February 20, 2026.
The investment objective of DFEB is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 11.87% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from February 23, 2026 through February 19, 2027. Prior to February 23, 2026, the Fund’s investment objective included an upside cap of 12.31% and an Outcome Period of February 24, 2025 through February 20, 2026.
The investment objective of FMAR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 17.17% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from March 23, 2026 through March 19, 2027. Prior to March 23, 2026, the Fund’s investment objective included an upside cap of 14.79% and an Outcome Period of March 24, 2025 through March 20, 2026.
The investment objective of DMAR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 13.07% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from March 23, 2026 through March 19, 2027. Prior to March 23, 2026, the Fund’s investment objective included an upside cap of 12.72% and an Outcome Period of March 24, 2025 through March 20, 2026.
The investment objective of FAPR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 15.16% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from April 20, 2026 through April 16, 2027. Prior to April 20, 2026, the Fund’s investment objective included an upside cap of 18.14% and an Outcome Period of April 21, 2025 through April 17, 2026.
The investment objective of DAPR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 12.04% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from April 20, 2026 through April 16, 2027. Prior to April 20, 2026, the Fund’s investment objective included an upside cap of 14.16% and an Outcome Period of April 21, 2025 through April 17, 2026.
The investment objective of FMAY is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 17.09% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from May 18, 2026 through May 21, 2027. Prior to May 18, 2026, the Fund’s investment objective included an upside cap of 14.95% and an Outcome Period of May 19, 2025 through May 15, 2026.
The investment objective of DMAY is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 13.56% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from May 18, 2026 through May 21, 2027. Prior to May 18, 2026, the Fund’s investment objective included an upside cap of 12.30% and an Outcome Period of May 19, 2025 through May 15, 2026.
The investment objective of FJUN is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 16.45% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from June 22, 2026 through June 17, 2027. Prior to June 22, 2026, the Fund’s investment objective included an upside cap of 15.14% and an Outcome Period of June 23, 2025 through June 18, 2026.
The investment objective of DJUN is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 13.60% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from June 22, 2026 through June 17, 2027. Prior to June 22, 2026, the Fund’s investment objective included an upside cap of 12.08% and an Outcome Period of June 23, 2025 through June 18, 2026.
The investment objective of FJUL is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 16.82% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from July 20, 2026 through July 16, 2027. Prior to July 20, 2026, the Fund’s investment objective included an upside cap of 14.55% and an Outcome Period of July 21, 2025 through July 17, 2026.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
The investment objective of DJUL is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 13.60% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from July 20, 2026 through July 16, 2027. Prior to July 20, 2026, the Fund’s investment objective included an upside cap of 11.97% and an Outcome Period of July 21, 2025 through July 17, 2026.
The investment objective of FAUG is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 17.17% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from August 24, 2026 through August 20, 2027. Prior to August 24, 2026, the Fund’s investment objective included an upside cap of 14.29% and an Outcome Period of August 18, 2025 through August 21, 2026.
The investment objective of DAUG is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 13.77% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from August 24, 2026 through August 20, 2027. Prior to August 24, 2026, the Fund’s investment objective included an upside cap of 11.98% and an Outcome Period of August 18, 2025 through August 21, 2026.
The investment objective of FSEP is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 14.00% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from September 22, 2025 through September 18, 2026. Prior to September 22, 2025, the Fund’s investment objective included an upside cap of 13.70% and an Outcome Period of September 23, 2024 through September 19, 2025.
The investment objective of DSEP is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 11.43% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from September 22, 2025 through September 18, 2026. Prior to September 22, 2025, the Fund’s investment objective included an upside cap of 11.48% and an Outcome Period of September 23, 2024 through September 19, 2025.
The investment objective of FOCT is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 15.09% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from October 20, 2025 through October 16, 2026. Prior to October 20, 2025, the Fund’s investment objective included an upside cap of 14.09% and an Outcome Period of October 21, 2024 through October 17, 2025.
The investment objective of DOCT is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 11.73% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from October 20, 2025 through October 16, 2026. Prior to October 20, 2025, the Fund’s investment objective included an upside cap of 11.95% and an Outcome Period of October 21, 2024 through October 17, 2025.
The investment objective of FNOV is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 16.62% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from November 24, 2025 through November 20, 2026. Prior to November 24, 2025, the Fund’s investment objective included an upside cap of 14.46% and an Outcome Period of November 18, 2024 through November 21, 2025.
The investment objective of DNOV is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 12.93% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from November 24, 2025 through November 20, 2026. Prior to November 24, 2025, the Fund’s investment objective included an upside cap of 12.46% and an Outcome Period of November 18, 2024 through November 21, 2025.
The investment objective of FDEC is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 14.75% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from December 22, 2025 through December 18, 2026. Prior to December 22, 2025, the Fund’s investment objective included an upside cap of 14.76% and an Outcome Period of December 23, 2024 through December 19, 2025.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
The investment objective of DDEC is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 11.96% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from December 22, 2025 through December 18, 2026. Prior to December 22, 2025, the Fund’s investment objective included an upside cap of 12.41% and an Outcome Period of December 23, 2024 through December 19, 2025.
Under normal market conditions, each Fund, except BUFT and BUFG, will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF.
The investment objective of BUFT is to seek to provide investors with capital preservation. BUFT seeks to achieve its investment objective by investing in a portfolio of ETFs that seek to provide investors with returns (before fees and expenses) based on the price return of SPY, up to a predetermined cap, while providing a defined buffer against losses of SPY over a defined one-year period (“SPY Underlying ETFs”). Under normal market conditions, BUFT will invest substantially all of its assets in SPY Underlying ETFs. Unlike the SPY Underlying ETFs, BUFT itself does not pursue a target outcome strategy. The buffer is only provided by the SPY Underlying ETFs and BUFT itself does not provide any stated buffer against losses. In order to understand BUFT’s strategy and risks, it is important to understand the strategies and risks of the SPY Underlying ETFs.
The investment objective of BUFG is to seek to provide investors with capital appreciation. BUFG seeks to achieve its investment objective by investing in a portfolio of ETFs that seek to provide investors with returns (before fees and expenses) based on the price return of the SPY, up to a predetermined cap, while providing a defined buffer against losses of SPY over a defined one-year period. Under normal market conditions, BUFG will invest substantially all of its assets in SPY Underlying ETFs. Unlike the SPY Underlying ETFs, BUFG itself does not pursue a target outcome strategy. The buffer is only provided by the SPY Underlying ETFs and BUFG itself does not provide any stated buffer against losses. In order to understand BUFG’s strategy and risks, it is important to understand the strategies and risks of the SPY Underlying ETFs.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
third-party pricing vendor. On days when a trade in a FLEX Option contract occurs within 15 minutes before or after the close of the respective exchange, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
ETFs and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
a review of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2026, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Negative dividend amount, if any, represents charges by the broker on excess cash held in the account.
C. FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.
Each Fund, with the exception of BUFT and BUFG, purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that each Fund holds that reference the Underlying ETF will give each Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether each Fund purchases or sells the option. The FLEX Options held by each Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by each Fund at August 31, 2026 are FLEX Options.
D. Affiliated Transactions
BUFT and BUFG invest in securities of affiliated funds. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.
Amounts relating to investments in affiliated funds in BUFT at August 31, 2026, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	—	$—	$21,543,479	$(21,909,162)	$—	$365,683	$—	$—
FT Vest U.S. Equity Deep Buffer ETF - March	437,103	—	54,310,454	(35,151,833)	414,377	315,189	19,888,187	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	524,437	18,264,899	57,355,974	(54,250,173)	(686,566)	2,084,298	22,768,432	—
FT Vest U.S. Equity Moderate Buffer ETF - March	—	15,305,904	28,785,139	(44,979,313)	(717,822)	1,606,092	—	—
FT Vest U.S. Equity Buffer ETF - April	—	—	35,182,762	(35,330,488)	—	147,726	—	—
FT Vest U.S. Equity Deep Buffer ETF - April	—	19,029,789	32,994,655	(52,692,771)	(376,135)	1,044,462	—	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	—	21,990,314	38,301,461	(60,993,695)	(381,373)	1,083,293	—	—
FT Vest U.S. Equity Moderate Buffer ETF - April	—	17,904,637	32,194,182	(50,791,265)	(368,616)	1,061,062	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
FT Vest U.S. Equity Buffer ETF - June	—	$—	$30,931,063	$(31,569,120)	$—	$638,057	$—	$—
FT Vest U.S. Equity Deep Buffer ETF - June	—	—	39,818,638	(40,414,927)	—	596,289	—	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	—	—	56,674,157	(57,204,700)	—	530,543	—	—
FT Vest U.S. Equity Moderate Buffer ETF - June	—	—	42,482,411	(43,151,936)	—	669,525	—	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	—	—	40,747,385	(41,548,008)	—	800,623	—	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	—	—	34,765,525	(35,510,305)	—	744,780	—	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	614,936	19,483,647	37,054,099	(30,049,432)	229,246	991,456	27,709,016	—
FT Vest U.S. Equity Moderate Buffer ETF - September	466,176	—	19,011,033	(24,861)	518,509	123	19,504,804	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	627,080	15,115,007	29,163,843	(19,702,525)	122,624	500,324	25,199,273	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	601,771	—	23,775,662	(30,990)	491,567	88	24,236,327	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	486,198	—	44,208,320	(23,935,132)	470,310	466,938	21,210,436	—
		$127,094,197	$699,300,242	$(679,240,636)	$(283,879)	$13,646,551	$160,516,475	$—
Amounts relating to investments in affiliated funds in BUFG at August 31, 2026, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
FT Vest U.S. Equity Buffer ETF - January	772,800	$39,881,483	$118,685,134	$(121,544,776)	$1,117,670	$5,515,961	$43,655,472	$—
FT Vest U.S. Equity Buffer ETF - February	687,614	40,327,205	119,274,859	(123,099,057)	733,491	5,694,682	42,931,180	—
FT Vest U.S. Equity Buffer ETF - March	—	—	78,071,868	(80,598,175)	—	2,526,307	—	—
FT Vest U.S. Equity Buffer ETF - April	988,571	—	46,422,220	(712,751)	1,440,084	15,169	47,164,722	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
FT Vest U.S. Equity Buffer ETF - May	983,238	$39,610,357	$73,705,810	$(59,136,413)	$357,259	$1,900,848	$56,437,861	$—
FT Vest U.S. Equity Moderate Buffer ETF - May	989,123	—	42,851,351	(657,027)	1,165,672	13,048	43,373,044	—
FT Vest U.S. Equity Buffer ETF - June	906,321	—	54,517,243	(838,893)	1,823,271	19,604	55,521,225	—
FT Vest U.S. Equity Moderate Buffer ETF - June	1,026,529	—	42,542,584	(651,835)	1,128,572	12,569	43,031,890	—
FT Vest U.S. Equity Buffer ETF - July	—	—	64,075,765	(64,693,591)	—	617,826	—	—
FT Vest U.S. Equity Buffer ETF - August	—	—	67,104,473	(67,657,380)	—	552,907	—	—
FT Vest U.S. Equity Buffer ETF - September	—	40,257,576	78,129,277	(122,307,726)	(1,769,720)	5,690,593	—	—
FT Vest U.S. Equity Moderate Buffer ETF - September	—	—	55,223,499	(56,236,231)	—	1,012,732	—	—
FT Vest U.S. Equity Buffer ETF October	—	40,008,367	101,404,212	(144,097,178)	(1,776,072)	4,460,671	—	—
FT Vest U.S. Equity Buffer ETF November	—	40,201,576	102,825,944	(145,477,324)	(1,629,338)	4,079,142	—	—
FT Vest U.S. Equity Buffer ETF - December	—	40,478,155	77,050,164	(122,021,655)	(2,322,397)	6,815,733	—	—
FT Vest U.S. Equity Moderate Buffer ETF - December	—	—	38,447,435	(37,674,947)	—	(772,488)	—	—
		$280,764,719	$1,160,331,838	$(1,147,404,959)	$268,492	$38,155,304	$332,115,394	$—
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid annually, with the exception of BUFT and BUFG which are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods, none of the Funds paid a distribution in 2026 or 2025.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
As of the applicable taxable year end, the components of distributable earnings on a tax basis for each Fund were as follows:

	Taxable Year-End	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Vest U.S. Equity Buffer ETF - January	31-Jan-26	$(871,543)	$(134,774,591)	$558,101
FT Vest U.S. Equity Deep Buffer ETF - January	31-Jan-26	(290,988)	(38,084,156)	582,125
FT Vest U.S. Equity Buffer ETF - February	28-Feb-26	(1,553,692)	(121,922,916)	(3,216,180)
FT Vest U.S. Equity Deep Buffer ETF - February	28-Feb-26	(541,612)	(32,685,845)	(756,604)
FT Vest U.S. Equity Buffer ETF - March	31-Mar-26	(2,043,659)	(87,824,975)	2,263,265
FT Vest U.S. Equity Deep Buffer ETF - March	31-Mar-26	(802,604)	(34,035,676)	364,984
FT Vest U.S. Equity Buffer ETF - April	30-Apr-26	(2,752,610)	(159,244,896)	7,175,790
FT Vest U.S. Equity Deep Buffer ETF - April	30-Apr-26	(786,723)	(38,603,952)	1,458,302
FT Vest U.S. Equity Buffer ETF - May	31-May-26	(3,807,130)	(163,541,216)	18,526,568
FT Vest U.S. Equity Deep Buffer ETF - May	31-May-26	(1,051,902)	(35,947,839)	4,068,092
FT Vest U.S. Equity Buffer ETF - June	30-Jun-26	(4,648,288)	(145,723,511)	1,325,923
FT Vest U.S. Equity Deep Buffer ETF - June	30-Jun-26	(1,243,547)	(30,355,909)	59,978
FT Vest U.S. Equity Buffer ETF - July	31-Jul-26	(5,663,701)	(149,227,898)	5,963,577
FT Vest U.S. Equity Deep Buffer ETF - July	31-Jul-26	(1,933,696)	(47,612,725)	1,742,305
FT Vest U.S. Equity Buffer ETF - August	31-Aug-26	(6,438,618)	(136,037,546)	4,093,415
FT Vest U.S. Equity Deep Buffer ETF - August	31-Aug-26	(1,986,579)	(36,042,860)	584,996
FT Vest U.S. Equity Buffer ETF - September	30-Sep-25	(5,437,859)	(126,047,136)	1,519,358
FT Vest U.S. Equity Deep Buffer ETF - September	30-Sep-25	(1,633,060)	(31,645,547)	787,985
FT Vest U.S. Equity Buffer ETF - October	31-Oct-25	(6,135,684)	(104,558,212)	12,885,347
FT Vest U.S. Equity Deep Buffer ETF - October	31-Oct-25	(2,168,605)	(25,309,775)	3,426,085
FT Vest U.S. Equity Buffer ETF - November	30-Nov-25	(7,046,939)	(101,051,339)	21,794,397
FT Vest U.S. Equity Deep Buffer ETF - November	30-Nov-25	(2,447,700)	(22,934,724)	5,848,509
FT Vest U.S. Equity Buffer ETF - December	31-Dec-25	—	(132,140,521)	508,288
FT Vest U.S. Equity Deep Buffer ETF - December	31-Dec-25	—	(28,339,772)	844,924
FT Vest Buffered Allocation Defensive ETF	31-Aug-26	(193,505)	(4,986,944)	4,099,994
FT Vest Buffered Allocation Growth ETF	31-Aug-26	(411,488)	(15,041,175)	15,720,992
F. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FJAN, DJAN, FFEB, DFEB, FMAR, DMAR, FAPR, DAPR, FMAY, DMAY, FJUN, DJUN, FJUL, DJUL, FAUG, DAUG, BUFT and BUFG the taxable years ended 2023, 2024, 2025, and 2026 remain open to federal and state audit. For FSEP, DSEP, FOCT, DOCT, FNOV, DNOV, FDEC, and DDEC, the taxable years ended 2022, 2023, 2024 and 2025 remain open to federal and state audit. As of August 31, 2026, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At each Fund’s applicable taxable year end, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026

	Taxable Year End	Non-Expiring Capital Loss Carryforwards
FT Vest U.S. Equity Buffer ETF - January	31-Jan-26	$134,774,591
FT Vest U.S. Equity Deep Buffer ETF - January	31-Jan-26	38,084,156
FT Vest U.S. Equity Buffer ETF - February	28-Feb-26	121,922,916
FT Vest U.S. Equity Deep Buffer ETF - February	28-Feb-26	32,685,845
FT Vest U.S. Equity Buffer ETF - March	31-Mar-26	87,824,975
FT Vest U.S. Equity Deep Buffer ETF - March	31-Mar-26	34,035,676
FT Vest U.S. Equity Buffer ETF - April	30-Apr-26	159,244,896
FT Vest U.S. Equity Deep Buffer ETF - April	30-Apr-26	38,603,952
FT Vest U.S. Equity Buffer ETF - May	31-May-26	163,541,216
FT Vest U.S. Equity Deep Buffer ETF - May	31-May-26	35,947,839
FT Vest U.S. Equity Buffer ETF - June	30-Jun-26	145,723,511
FT Vest U.S. Equity Deep Buffer ETF - June	30-Jun-26	30,355,909
FT Vest U.S. Equity Buffer ETF - July	31-Jul-26	149,227,898
FT Vest U.S. Equity Deep Buffer ETF - July	31-Jul-26	47,612,725
FT Vest U.S. Equity Buffer ETF - August	31-Aug-26	136,037,546
FT Vest U.S. Equity Deep Buffer ETF - August	31-Aug-26	36,042,860
FT Vest U.S. Equity Buffer ETF - September	30-Sep-25	126,047,136
FT Vest U.S. Equity Deep Buffer ETF - September	30-Sep-25	31,645,547
FT Vest U.S. Equity Buffer ETF - October	31-Oct-25	104,558,212
FT Vest U.S. Equity Deep Buffer ETF - October	31-Oct-25	25,309,775
FT Vest U.S. Equity Buffer ETF - November	30-Nov-25	101,051,339
FT Vest U.S. Equity Deep Buffer ETF - November	30-Nov-25	22,934,724
FT Vest U.S. Equity Buffer ETF - December	31-Dec-25	132,140,521
FT Vest U.S. Equity Deep Buffer ETF - December	31-Dec-25	28,339,772
FT Vest Buffered Allocation Defensive ETF	31-Aug-26	4,986,944
FT Vest Buffered Allocation Growth ETF	31-Aug-26	15,041,175
During the applicable taxable year end, the Funds listed below utilized non-expiring capital loss carryforwards in the following amounts:

Capital Loss Utilized
FT Vest U.S. Equity Deep Buffer ETF - June	$253,135
FT Vest U.S. Equity Deep Buffer ETF - November	6,285,539
FT Vest U.S. Equity Deep Buffer ETF - December	2,090,952
Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following taxable year for federal income tax purposes. At each Fund’s applicable taxable year end, the following Funds incurred and elected to defer net late year ordinary or capital losses as follows:

	Taxable Year End	Qualified Late Year Losses
		Ordinary Losses	Capital Losses
FT Vest U.S. Equity Buffer ETF - January	31-Jan-26	$871,543	$—
FT Vest U.S. Equity Deep Buffer ETF - January	31-Jan-26	290,988	—
FT Vest U.S. Equity Buffer ETF - February	28-Feb-26	1,553,692	—
FT Vest U.S. Equity Deep Buffer ETF - February	28-Feb-26	541,612	—
FT Vest U.S. Equity Buffer ETF - March	31-Mar-26	2,043,659	—
FT Vest U.S. Equity Deep Buffer ETF - March	31-Mar-26	802,604	—
FT Vest U.S. Equity Buffer ETF - April	30-Apr-26	2,752,610	—
FT Vest U.S. Equity Deep Buffer ETF - April	30-Apr-26	786,723	—
FT Vest U.S. Equity Buffer ETF - May	31-May-26	3,807,130	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
	Taxable Year End	Qualified Late Year Losses
		Ordinary Losses	Capital Losses
FT Vest U.S. Equity Deep Buffer ETF - May	31-May-26	$1,051,902	$—
FT Vest U.S. Equity Buffer ETF - June	30-Jun-26	4,648,288	—
FT Vest U.S. Equity Deep Buffer ETF - June	30-Jun-26	1,243,547	—
FT Vest U.S. Equity Buffer ETF - July	31-Jul-26	5,663,701	—
FT Vest U.S. Equity Deep Buffer ETF - July	31-Jul-26	1,933,696	—
FT Vest U.S. Equity Buffer ETF - August	31-Aug-26	6,438,618	—
FT Vest U.S. Equity Deep Buffer ETF - August	31-Aug-26	1,986,579	—
FT Vest U.S. Equity Buffer ETF - September	30-Sep-25	5,437,859	—
FT Vest U.S. Equity Deep Buffer ETF - September	30-Sep-25	1,633,060	—
FT Vest U.S. Equity Buffer ETF - October	31-Oct-25	6,135,684	—
FT Vest U.S. Equity Deep Buffer ETF - October	31-Oct-25	2,168,605	—
FT Vest U.S. Equity Buffer ETF - November	30-Nov-25	7,046,939	—
FT Vest U.S. Equity Deep Buffer ETF - November	30-Nov-25	2,447,700	—
FT Vest Buffered Allocation Defensive ETF	31-Aug-26	193,505	—
FT Vest Buffered Allocation Growth ETF	31-Aug-26	411,488	—

In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For each Fund’s applicable taxable period, the adjustments were as follows:

	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest U.S. Equity Buffer ETF - January	31-Jan-26	$8,558,004	$(180,069,062)	$171,511,058
FT Vest U.S. Equity Deep Buffer ETF - January	31-Jan-26	2,793,114	(57,175,724)	54,382,610
FT Vest U.S. Equity Buffer ETF - February	28-Feb-26	8,432,092	(170,898,106)	162,466,014
FT Vest U.S. Equity Deep Buffer ETF - February	28-Feb-26	3,087,277	(53,144,719)	50,057,442
FT Vest U.S. Equity Buffer ETF - March	31-Mar-26	7,177,633	(156,533,984)	149,356,351
FT Vest U.S. Equity Deep Buffer ETF - March	31-Mar-26	2,748,559	(56,939,239)	54,190,680
FT Vest U.S. Equity Buffer ETF - April	30-Apr-26	6,790,181	(204,853,111)	198,062,930
FT Vest U.S. Equity Deep Buffer ETF - April	30-Apr-26	2,183,831	(44,637,679)	42,453,848
FT Vest U.S. Equity Buffer ETF - May	31-May-26	7,802,611	(208,332,119)	200,529,508
FT Vest U.S. Equity Deep Buffer ETF - May	31-May-26	2,223,274	(51,489,165)	49,265,891
FT Vest U.S. Equity Buffer ETF - June	30-Jun-26	8,088,498	(181,866,898)	173,778,400
FT Vest U.S. Equity Deep Buffer ETF - June	30-Jun-26	2,298,466	(32,775,131)	30,476,665
FT Vest U.S. Equity Buffer ETF - July	31-Jul-26	8,463,210	(188,341,985)	179,878,775
FT Vest U.S. Equity Deep Buffer ETF - July	31-Jul-26	3,052,286	(64,724,741)	61,672,455
FT Vest U.S. Equity Buffer ETF - August	31-Aug-26	7,955,419	(185,780,836)	177,825,417
FT Vest U.S. Equity Deep Buffer ETF - August	31-Aug-26	2,656,017	(44,441,388)	41,785,371
FT Vest U.S. Equity Buffer ETF - September	30-Sep-25	4,920,028	(162,952,175)	158,032,147
FT Vest U.S. Equity Deep Buffer ETF - September	30-Sep-25	1,622,914	(38,681,625)	37,058,711
FT Vest U.S. Equity Buffer ETF - October	31-Oct-25	4,793,614	(149,717,555)	144,923,941
FT Vest U.S. Equity Deep Buffer ETF - October	31-Oct-25	1,677,838	(42,353,579)	40,675,741
FT Vest U.S. Equity Buffer ETF - November	30-Nov-25	5,518,774	(114,603,232)	109,084,458
FT Vest U.S. Equity Deep Buffer ETF - November	30-Nov-25	2,155,047	(33,857,128)	31,702,081
FT Vest U.S. Equity Buffer ETF - December	31-Dec-25	8,614,895	(178,692,296)	170,077,401

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest U.S. Equity Deep Buffer ETF - December	31-Dec-25	$2,792,892	$(38,565,219)	$35,772,327
FT Vest Buffered Allocation Defensive ETF	31-Aug-26	258,829	(13,809,162)	13,550,333
FT Vest Buffered Allocation Growth ETF	31-Aug-26	555,819	(39,020,162)	38,464,343
As of August 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest U.S. Equity Buffer ETF - January	$1,357,823,375	$187,917,406	$(74,533,704)	$113,383,702
FT Vest U.S. Equity Deep Buffer ETF - January	454,863,398	55,543,027	(24,420,768)	31,122,259
FT Vest U.S. Equity Buffer ETF - February	1,316,852,717	189,422,084	(81,847,381)	107,574,703
FT Vest U.S. Equity Deep Buffer ETF - February	419,490,315	52,387,411	(26,022,967)	26,364,444
FT Vest U.S. Equity Buffer ETF - March	1,069,601,562	218,987,731	(113,494,339)	105,493,392
FT Vest U.S. Equity Deep Buffer ETF - March	432,783,016	78,942,018	(46,817,770)	32,124,248
FT Vest U.S. Equity Buffer ETF - April	1,255,585,080	118,691,901	(51,745,991)	66,945,910
FT Vest U.S. Equity Deep Buffer ETF - April	308,976,360	25,844,640	(12,762,617)	13,082,023
FT Vest U.S. Equity Buffer ETF - May	1,412,821,607	84,162,288	(35,002,998)	49,159,290
FT Vest U.S. Equity Deep Buffer ETF - May	368,998,139	17,554,490	(7,470,604)	10,083,886
FT Vest U.S. Equity Buffer ETF - June	1,384,411,874	58,254,193	(25,329,941)	32,924,252
FT Vest U.S. Equity Deep Buffer ETF - June	353,120,419	11,256,897	(4,961,128)	6,295,769
FT Vest U.S. Equity Buffer ETF - July	1,259,042,583	49,194,449	(20,692,209)	28,502,240
FT Vest U.S. Equity Deep Buffer ETF - July	473,284,376	15,865,294	(7,262,499)	8,602,795
FT Vest U.S. Equity Buffer ETF - August	1,291,128,679	9,495,765	(5,402,350)	4,093,415
FT Vest U.S. Equity Deep Buffer ETF - August	418,939,615	2,386,662	(1,801,666)	584,996
FT Vest U.S. Equity Buffer ETF - September	1,112,977,405	203,847,775	(65,792,939)	138,054,836
FT Vest U.S. Equity Deep Buffer ETF - September	321,549,433	53,692,666	(19,406,255)	34,286,411
FT Vest U.S. Equity Buffer ETF - October	1,064,580,297	185,560,663	(64,068,766)	121,491,897
FT Vest U.S. Equity Deep Buffer ETF - October	359,040,113	58,773,159	(22,867,306)	35,905,853
FT Vest U.S. Equity Buffer ETF - November	1,112,247,751	206,415,197	(75,298,228)	131,116,969
FT Vest U.S. Equity Deep Buffer ETF - November	365,720,194	63,417,783	(26,675,453)	36,742,330
FT Vest U.S. Equity Buffer ETF - December	1,196,405,453	187,963,973	(75,397,247)	112,566,726
FT Vest U.S. Equity Deep Buffer ETF - December	406,399,649	56,823,919	(23,839,875)	32,984,044
FT Vest Buffered Allocation Defensive ETF	156,476,970	4,099,994	—	4,099,994
FT Vest Buffered Allocation Growth ETF	316,515,593	15,740,446	(19,454)	15,720,992
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
H. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee based on a percentage of each Fund’s average daily net assets. In addition, BUFT and BUFG incur pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”). The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses. The annual unitary management fee payable by each Fund, with the exception of BUFT and BUFG, to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
For BUFT and BUFG, the annual unitary management fee payable by each Fund will be calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.20000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.19500%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.19000%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.18500%
Fund net assets greater than $10 billion up to and including $15 billion	0.18000%
Fund net assets greater than $15 billion	0.17000%
First Trust is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds (other than BUFT and BUFG), the Advisor and Vest, First Trust will supervise Vest and its management of the investment of each Fund’s assets and will pay Vest for its services as the Funds’ sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the Fund’s average expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of BUFT and BUFG, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of BUFT’s and BUFG’s assets and will pay Vest for its services as BUFT’s and BUFGs sub-advisor a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, less Vest’s 50% share of each of BUFT’s and BUFG’s expenses for that month. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Vest will be reduced to reflect the reduction in the Advisor’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a single-stock fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2026, the Funds, except BUFT and BUFG, had no purchases or sales of investments, excluding short-term investments and in-kind transactions. Each Fund, except BUFT and BUFG, holds options for a target outcome period of approximately one year based on the expiration date of the options, which occurs on the third Friday of the month corresponding to the month in each Fund name. For securities transactions purposes, the options are considered short-term investments.
For the fiscal year ended August 31, 2026, the cost of purchases and proceeds from sales of investments for BUFT and BUFG, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
FT Vest Buffered Allocation Defensive ETF	$330,221,849	$330,421,978
FT Vest Buffered Allocation Growth ETF	617,910,657	618,342,038
For the fiscal year ended August 31, 2026, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Vest U.S. Equity Buffer ETF - January	$131,978,653	$1,081,242,568
FT Vest U.S. Equity Deep Buffer ETF - January	235,438,413	375,335,647
FT Vest U.S. Equity Buffer ETF - February	605,693,279	994,517,828
FT Vest U.S. Equity Deep Buffer ETF - February	24,725,363	334,966,928
FT Vest U.S. Equity Buffer ETF - March	134,153,047	899,858,411
FT Vest U.S. Equity Deep Buffer ETF - March	178,617,210	310,518,493
FT Vest U.S. Equity Buffer ETF - April	164,810,470	626,758,869
FT Vest U.S. Equity Deep Buffer ETF - April	76,517,669	161,205,527
FT Vest U.S. Equity Buffer ETF - May	445,687,609	839,747,089
FT Vest U.S. Equity Deep Buffer ETF - May	8,174,826	212,747,853
FT Vest U.S. Equity Buffer ETF - June	117,068,726	736,132,069
FT Vest U.S. Equity Deep Buffer ETF - June	31,398,337	173,151,588
FT Vest U.S. Equity Buffer ETF - July	513,455,121	958,670,202
FT Vest U.S. Equity Deep Buffer ETF - July	13,842,058	343,690,060
FT Vest U.S. Equity Buffer ETF - August	101,434,245	1,003,734,014
FT Vest U.S. Equity Deep Buffer ETF - August	140,164,673	256,374,758
FT Vest U.S. Equity Buffer ETF - September	576,910,512	1,088,452,397
FT Vest U.S. Equity Deep Buffer ETF - September	8,066,156	242,530,688
FT Vest U.S. Equity Buffer ETF - October	121,050,230	1,143,707,488
FT Vest U.S. Equity Deep Buffer ETF - October	135,059,839	277,450,358
FT Vest U.S. Equity Buffer ETF - November	423,035,902	843,285,313
FT Vest U.S. Equity Deep Buffer ETF - November	19,218,362	242,853,748
FT Vest U.S. Equity Buffer ETF - December	615,133,135	1,125,688,834
FT Vest U.S. Equity Deep Buffer ETF - December	11,600,748	255,001,103
FT Vest Buffered Allocation Defensive ETF	369,078,393	348,818,658

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
	Purchases	Sales
FT Vest Buffered Allocation Growth ETF	$542,421,181	$529,062,921
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at August 31, 2026, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
FJAN
Options contracts	Equity Risk	Options contracts purchased, at value	$1,505,208,884	Options contracts written, at value	$42,914,496
DJAN
Options contracts	Equity Risk	Options contracts purchased, at value	502,697,337	Options contracts written, at value	19,654,442
FFEB
Options contracts	Equity Risk	Options contracts purchased, at value	1,469,046,209	Options contracts written, at value	54,284,007
DFEB
Options contracts	Equity Risk	Options contracts purchased, at value	465,346,309	Options contracts written, at value	22,536,213
FMAR
Options contracts	Equity Risk	Options contracts purchased, at value	1,250,797,323	Options contracts written, at value	84,189,928
DMAR
Options contracts	Equity Risk	Options contracts purchased, at value	506,479,731	Options contracts written, at value	45,085,006
FAPR
Options contracts	Equity Risk	Options contracts purchased, at value	1,361,888,552	Options contracts written, at value	50,353,236
DAPR
Options contracts	Equity Risk	Options contracts purchased, at value	333,597,604	Options contracts written, at value	14,186,915
FMAY
Options contracts	Equity Risk	Options contracts purchased, at value	1,492,222,974	Options contracts written, at value	43,690,230
DMAY
Options contracts	Equity Risk	Options contracts purchased, at value	385,918,457	Options contracts written, at value	10,316,587
FJUN
Options contracts	Equity Risk	Options contracts purchased, at value	1,452,404,747	Options contracts written, at value	49,222,473
DJUN
Options contracts	Equity Risk	Options contracts purchased, at value	366,067,161	Options contracts written, at value	10,176,808
FJUL
Options contracts	Equity Risk	Options contracts purchased, at value	1,325,225,408	Options contracts written, at value	51,241,056

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
DJUL
Options contracts	Equity Risk	Options contracts purchased, at value	$493,509,444	Options contracts written, at value	$16,679,396
FAUG
Options contracts	Equity Risk	Options contracts purchased, at value	1,333,578,805	Options contracts written, at value	53,274,853
DAUG
Options contracts	Equity Risk	Options contracts purchased, at value	427,059,700	Options contracts written, at value	12,743,813
FSEP
Options contracts	Equity Risk	Options contracts purchased, at value	1,271,615,593	Options contracts written, at value	24,614,835
DSEP
Options contracts	Equity Risk	Options contracts purchased, at value	368,788,961	Options contracts written, at value	14,121,763
FOCT
Options contracts	Equity Risk	Options contracts purchased, at value	1,208,159,864	Options contracts written, at value	26,650,895
DOCT
Options contracts	Equity Risk	Options contracts purchased, at value	411,311,371	Options contracts written, at value	17,913,154
FNOV
Options contracts	Equity Risk	Options contracts purchased, at value	1,276,064,448	Options contracts written, at value	38,440,020
DNOV
Options contracts	Equity Risk	Options contracts purchased, at value	422,323,875	Options contracts written, at value	21,771,823
FDEC
Options contracts	Equity Risk	Options contracts purchased, at value	1,339,390,750	Options contracts written, at value	37,592,925
DDEC
Options contracts	Equity Risk	Options contracts purchased, at value	455,493,231	Options contracts written, at value	18,370,951
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2026, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	FJAN	DJAN	FFEB	DFEB	FMAR	DMAR
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$122,943,154	$42,083,581	$124,502,164	$55,376,042	$79,795,062	$33,666,471
Written options contracts	25,385,214	(2,924,581)	31,859,714	(4,656,790)	50,184,334	8,610,109

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026

Statements of Operations Location	FJAN	DJAN	FFEB	DFEB	FMAR	DMAR
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	$36,745,606	$17,524,382	$34,407,382	$7,223,806	$45,564,551	$20,220,926
Written options contracts	4,594,102	(4,777,476)	5,672,324	(3,803,831)	(4,945,360)	(10,865,925)

Statements of Operations Location	FAPR	DAPR	FMAY	DMAY	FJUN	DJUN
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$228,822,244	$72,982,340	$183,584,218	$54,280,273	$212,730,756	$63,250,112
Written options contracts	(89,589,867)	(38,761,513)	(38,282,667)	(20,589,021)	(65,158,107)	(30,539,621)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(73,500,330)	(27,366,064)	(38,815,451)	(11,099,728)	(39,754,858)	(12,059,883)
Written options contracts	53,403,281	20,179,222	31,818,216	8,466,716	23,949,985	8,304,424

Statements of Operations Location	FJUL	DJUL	FAUG	DAUG	FSEP	DSEP
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$135,497,979	$54,512,766	$156,743,404	$55,608,311	$116,952,600	$36,132,338
Written options contracts	16,844,811	(8,857,915)	(6,191,079)	(14,692,107)	520,296	(8,762,394)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	1,192,237	287,758	(6,473,714)	(1,693,610)	43,426,575	13,089,665
Written options contracts	7,020,685	1,506,794	7,909,600	1,368,008	3,738,672	(2,373,450)

Statements of Operations Location	FOCT	DOCT	FNOV	DNOV	FDEC	DDEC
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$93,746,460	$30,627,357	$87,314,770	$32,730,921	$123,842,883	$40,411,517
Written options contracts	34,871,440	1,201,135	32,460,078	7,422,859	36,866,715	(1,847,948)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	48,397,582	21,483,758	56,732,628	21,066,413	42,137,639	17,848,662
Written options contracts	(1,141,008)	(6,985,631)	800,975	(8,102,967)	(5,595,986)	(6,562,152)
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal year ended August 31, 2026, on each Fund’s options contracts.

	Premiums for purchased options contracts opened	Premiums for purchased options contracts closed, exercised and expired	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
FJAN	$2,493,281,167	$2,158,285,675	$84,473,880	$59,103,488
DJAN	849,606,799	720,828,073	28,418,888	21,472,215
FFEB	2,363,409,190	2,040,995,205	75,660,124	43,399,041
DFEB	751,544,243	708,743,357	22,485,257	14,979,078
FMAR	2,099,523,429	1,822,533,064	87,826,342	64,289,896
DMAR	780,156,917	675,783,290	33,528,976	25,222,704
FAPR	2,158,238,169	1,667,994,949	160,942,515	144,691,196
DAPR	473,752,019	433,933,013	33,351,485	35,828,507
FMAY	2,466,915,091	2,009,811,079	155,057,166	126,941,703
DMAY	617,884,083	522,175,073	38,135,343	33,881,083
FJUN	2,365,681,756	1,909,064,672	133,902,029	112,190,999
DJUN	596,176,238	510,871,652	30,463,382	28,048,428
FJUL	2,398,844,603	2,132,542,862	108,461,243	92,121,909
DJUL	850,594,670	768,464,985	40,445,579	35,966,094
FAUG	2,518,156,077	2,174,507,337	105,852,421	85,928,994
DAUG	720,675,938	630,470,552	29,413,469	25,324,804
FSEP	2,311,854,090	2,033,267,249	76,725,223	58,271,511
DSEP	577,988,629	491,462,033	20,386,747	15,124,574
FOCT	2,215,775,339	2,006,094,495	61,599,900	41,817,746
DOCT	648,648,783	565,539,316	18,093,241	10,930,486
FNOV	1,986,049,226	1,762,066,382	66,132,703	39,776,900
DNOV	634,854,275	562,855,242	17,125,619	9,562,420
FDEC	2,470,708,828	2,238,144,389	66,753,937	50,679,336
DDEC	684,794,339	596,068,564	18,543,840	13,616,083
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2026.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:
As of September 21, 2026, the investment objective of FSEP changed to include an upside cap of 16.68% and an Outcome Period of September 21, 2026 through September 17, 2027.
As of September 21, 2026, the investment objective of DSEP changed to include an upside cap of 14.56% and an Outcome Period of September 21, 2026 through September 17, 2027.
As of October 19, 2026, the investment objective of FOCT changed to include an upside cap of 17.20% and an Outcome Period of October 19, 2026 through October 15, 2027.
As of October 19, 2026, the investment objective of DOCT changed to include an upside cap of 14.18% and an Outcome Period of October 19, 2026 through October 15, 2027.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FT Vest U.S. Equity Buffer ETF – January, FT Vest U.S. Equity Deep Buffer ETF – January, FT Vest U.S. Equity Buffer ETF – February, FT Vest U.S. Equity Deep Buffer ETF – February, FT Vest U.S. Equity Buffer ETF – March, FT Vest U.S. Equity Deep Buffer ETF – March, FT Vest U.S. Equity Buffer ETF – April, FT Vest U.S. Equity Deep Buffer ETF – April, FT Vest U.S. Equity Buffer ETF – May, FT Vest U.S. Equity Deep Buffer ETF – May, FT Vest U.S. Equity Buffer ETF – June, FT Vest U.S. Equity Deep Buffer ETF – June, FT Vest U.S. Equity Buffer ETF – July, FT Vest U.S. Equity Deep Buffer ETF – July, FT Vest U.S. Equity Buffer ETF – August, FT Vest U.S. Equity Deep Buffer ETF – August, FT Vest U.S. Equity Buffer ETF – September, FT Vest U.S. Equity Deep Buffer ETF – September, FT Vest U.S. Equity Buffer ETF – October, FT Vest U.S. Equity Deep Buffer ETF – October, FT Vest U.S. Equity Buffer ETF – November, FT Vest U.S. Equity Deep Buffer ETF – November, FT Vest U.S. Equity Buffer ETF – December, FT Vest U.S. Equity Deep Buffer ETF – December, FT Vest Buffered Allocation Defensive ETF, and FT Vest Buffered Allocation Growth ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2026, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2026, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Report of Independent Registered Public Accounting Firm (Continued)
Individual Funds Included in the Trust	Financial Highlights
FT Vest U.S. Equity Buffer ETF - January	For the years ended August 31, 2026, 2025, 2024, 2023, and 2022
FT Vest U.S. Equity Deep Buffer ETF - January
FT Vest U.S. Equity Buffer ETF - February
FT Vest U.S. Equity Deep Buffer ETF - February
FT Vest U.S. Equity Buffer ETF - March
FT Vest U.S. Equity Deep Buffer ETF - March
FT Vest U.S. Equity Buffer ETF - April
FT Vest U.S. Equity Deep Buffer ETF - April
FT Vest U.S. Equity Buffer ETF - May
FT Vest U.S. Equity Deep Buffer ETF - May
FT Vest U.S. Equity Buffer ETF - June
FT Vest U.S. Equity Deep Buffer ETF - June
FT Vest U.S. Equity Buffer ETF - July
FT Vest U.S. Equity Deep Buffer ETF - July
FT Vest U.S. Equity Buffer ETF - August
FT Vest U.S. Equity Deep Buffer ETF - August
FT Vest U.S. Equity Buffer ETF - September
FT Vest U.S. Equity Deep Buffer ETF - September
FT Vest U.S. Equity Buffer ETF - October
FT Vest U.S. Equity Deep Buffer ETF - October
FT Vest U.S. Equity Buffer ETF - November
FT Vest U.S. Equity Deep Buffer ETF - November
FT Vest U.S. Equity Buffer ETF - December
FT Vest U.S. Equity Deep Buffer ETF - December
FT Vest Buffered Allocation Defensive ETF	For the years ended August 31, 2026, 2025, 2024, 2023, and for the period from October 26, 2021 (commencement of investment operations) through August 31, 2022
FT Vest Buffered Allocation Growth ETF
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement,

Report of Independent Registered Public Accounting Firm (Continued)
whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
October 21, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended August 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended August 31, 2026.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of each of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Vest Buffered Allocation Defensive ETF (BUFT)
FT Vest Buffered Allocation Growth ETF (BUFG)
FT Vest U.S. Equity Buffer ETF – January (FJAN)
FT Vest U.S. Equity Buffer ETF – February (FFEB)
FT Vest U.S. Equity Buffer ETF – March (FMAR)
FT Vest U.S. Equity Buffer ETF – April (FAPR)
FT Vest U.S. Equity Buffer ETF – May (FMAY)
FT Vest U.S. Equity Buffer ETF – June (FJUN)
FT Vest U.S. Equity Buffer ETF – July (FJUL)
FT Vest U.S. Equity Buffer ETF – August (FAUG)
FT Vest U.S. Equity Buffer ETF – September (FSEP)
FT Vest U.S. Equity Buffer ETF – October (FOCT)
FT Vest U.S. Equity Buffer ETF – November (FNOV)
FT Vest U.S. Equity Buffer ETF – December (FDEC)
FT Vest U.S. Equity Deep Buffer ETF – January (DJAN)
FT Vest U.S. Equity Deep Buffer ETF – February (DFEB)
FT Vest U.S. Equity Deep Buffer ETF – March (DMAR)
FT Vest U.S. Equity Deep Buffer ETF – April (DAPR)
FT Vest U.S. Equity Deep Buffer ETF – May (DMAY)
FT Vest U.S. Equity Deep Buffer ETF – June (DJUN)
FT Vest U.S. Equity Deep Buffer ETF – July (DJUL)
FT Vest U.S. Equity Deep Buffer ETF – August (DAUG)
FT Vest U.S. Equity Deep Buffer ETF – September (DSEP)
FT Vest U.S. Equity Deep Buffer ETF – October (DOCT)
FT Vest U.S. Equity Deep Buffer ETF – November (DNOV)
FT Vest U.S. Equity Deep Buffer ETF – December (DDEC)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the April 13, 2026 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
any. The Board noted that, because each of BUFT and BUFG invests in underlying ETFs in the First Trust Fund Complex, each such Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for each of BUFT and BUFG was above the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its respective Expense Group and that the total (net) expense ratio for each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for each of BUFT and BUFG was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board also received and reviewed information comparing each Fund’s performance for periods ended December 31, 2025 to the performance of the funds in its Performance Universe and to that of a benchmark index. The Board noted that all of the Funds, except for BUFT and BUFG, are target outcome ETFs that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the SPDR S&P 500 ETF Trust (“SPY”), up to a predetermined cap, while providing a buffer against certain losses on the price return of SPY. The Board considered information provided by the Sub-Advisor on each Fund’s performance during its respective target outcome period that ended between April 1, 2025 and March 31, 2026 and noted that each Fund delivered on its target outcome objective.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2025 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. In addition, with respect to BUFT and BUFG, the Board considered that the Advisor, as the investment advisor to underlying ETFs in which each Fund

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board also noted the Sub-Advisor’s statement that its affiliation with each Fund may position the Sub-Advisor to negotiate more favorable terms, pricing or service levels than it otherwise could and contribute to the Sub-Advisor’s total assets under management. The Board also noted the Sub-Advisor’s statement that the foregoing may enhance its reputation and visibility among institutional investors, consultants and investment professionals. In addition, with respect to BUFT and BUFG, the Board considered that the Sub-Advisor, as the investment sub-advisor to underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
There were no distributions made by any Fund during their applicable taxable period; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.
Disclaimer
The Funds are not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2026

First Trust Exchange-Traded Fund VIII

FT Vest Nasdaq-100® Conservative Buffer ETF - January (QCJA)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN)
FT Vest Nasdaq-100® Moderate Buffer ETF - February (QMFE)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB)
FT Vest International Equity Moderate Buffer ETF - March (YMAR)
FT Vest Nasdaq-100® Buffer ETF - March (QMAR)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)
FT Vest Nasdaq-100® Conservative Buffer ETF - April (QCAP)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR)
FT Vest Nasdaq-100® Moderate Buffer ETF - May (QMMY)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY)
FT Vest International Equity Moderate Buffer ETF - June (YJUN)
FT Vest Nasdaq-100® Buffer ETF - June (QJUN)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
FT Vest Nasdaq-100® Conservative Buffer ETF - July (QCJL)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)
FT Vest Nasdaq-100® Moderate Buffer ETF - August (QMAG)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)
FT Vest International Equity Moderate Buffer ETF - September (YSEP)
FT Vest Nasdaq-100® Buffer ETF - September (QSPT)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)
FT Vest Nasdaq-100® Conservative Buffer ETF - October (QCOC)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT)
FT Vest Nasdaq-100® Moderate Buffer ETF - November (QMNV)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV)
FT Vest International Equity Moderate Buffer ETF - December (YDEC)
FT Vest Nasdaq-100® Buffer ETF - December (QDEC)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
FT Vest Laddered International Moderate Buffer ETF (BUFY)

First Trust Exchange-Traded Fund VIII
Annual Financial Statements and Other Information
August 31, 2026

Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Vest Nasdaq-100® Conservative Buffer ETF - January (QCJA)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
486,001	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$486,001
	(Cost $486,001)
	Total Investments — 0.6%	486,001
	(Cost $486,001)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 107.9%
	Call Options Purchased — 106.6%
1,248	Invesco QQQ TrustSM, Series 1	$89,451,648	$6.20	01/15/27	88,474,726
	(Cost $75,877,227)
	Put Options Purchased — 1.3%
1,248	Invesco QQQ TrustSM, Series 1	89,451,648	621.25	01/15/27	1,113,977
	(Cost $5,821,287)
	Total Purchased Options				89,588,703
	(Cost $81,698,514)
WRITTEN OPTIONS — (8.4)%
	Call Options Written — (8.1)%
(1,248)	Invesco QQQ TrustSM, Series 1	(89,451,648)	696.30	01/15/27	(6,739,113)
	(Premiums received $3,132,916)
	Put Options Written — (0.3)%
(1,248)	Invesco QQQ TrustSM, Series 1	(89,451,648)	497.00	01/15/27	(278,354)
	(Premiums received $1,957,030)
	Total Written Options				(7,017,467)
	(Premiums received $5,089,946)
	Net Other Assets and Liabilities — (0.1)%				(60,971)
	Net Assets — 100.0%				$82,996,266

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$486,001	$486,001	$—	$—
Purchased Options	89,588,703	—	89,588,703	—
Total	$90,074,704	$486,001	$89,588,703	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(7,017,467)	$—	$(7,017,467)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
258,091	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$258,091
	(Cost $258,091)
	Total Investments — 0.6%	258,091
	(Cost $258,091)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 116.8%
	Call Options Purchased — 115.7%
547	State Street® SPDR® S&P 500® ETF Trust	$41,957,635	$6.93	01/15/27	41,373,592
547	State Street® SPDR® S&P 500® ETF Trust	41,957,635	691.67	01/15/27	5,009,733
	Total Call Options Purchased				46,383,325
	(Cost $40,512,279)
	Put Options Purchased — 1.1%
547	State Street® SPDR® S&P 500® ETF Trust	41,957,635	691.67	01/15/27	450,022
	(Cost $2,190,306)
	Total Purchased Options				46,833,347
	(Cost $42,702,585)
WRITTEN OPTIONS — (17.3)%
	Call Options Written — (16.9)%
(1,094)	State Street® SPDR® S&P 500® ETF Trust	(83,915,270)	726.05	01/15/27	(6,797,208)
	(Premiums received $4,008,454)
	Put Options Written — (0.4)%
(547)	State Street® SPDR® S&P 500® ETF Trust	(41,957,635)	587.92	01/15/27	(155,014)
	(Premiums received $910,188)
	Total Written Options				(6,952,222)
	(Premiums received $4,918,642)
	Net Other Assets and Liabilities — (0.1)%				(28,770)
	Net Assets — 100.0%				$40,110,446

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$258,091	$258,091	$—	$—
Purchased Options	46,833,347	—	46,833,347	—
Total	$47,091,438	$258,091	$46,833,347	$—

See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN)
Portfolio of Investments (Continued)
August 31, 2026
LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(6,952,222)	$—	$(6,952,222)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Moderate Buffer ETF - February (QMFE)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
351,721	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$351,721
	(Cost $351,721)
	Total Investments — 0.8%	351,721
	(Cost $351,721)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 108.7%
	Call Options Purchased — 107.2%
709	Invesco QQQ TrustSM, Series 1	$50,818,284	$6.08	02/19/27	50,295,219
	(Cost $42,843,155)
	Put Options Purchased — 1.5%
709	Invesco QQQ TrustSM, Series 1	50,818,284	608.80	02/19/27	700,946
	(Cost $3,393,713)
	Total Purchased Options				50,996,165
	(Cost $46,236,868)
WRITTEN OPTIONS — (9.4)%
	Call Options Written — (8.8)%
(709)	Invesco QQQ TrustSM, Series 1	(50,818,284)	700.18	02/19/27	(4,128,989)
	(Premiums received $1,541,124)
	Put Options Written — (0.6)%
(709)	Invesco QQQ TrustSM, Series 1	(50,818,284)	517.48	02/19/27	(266,648)
	(Premiums received $1,519,433)
	Total Written Options				(4,395,637)
	(Premiums received $3,060,557)
	Net Other Assets and Liabilities — (0.1)%				(36,227)
	Net Assets — 100.0%				$46,916,022

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$351,721	$351,721	$—	$—
Purchased Options	50,996,165	—	50,996,165	—
Total	$51,347,886	$351,721	$50,996,165	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(4,395,637)	$—	$(4,395,637)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
220,870	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$220,870
	(Cost $220,870)
	Total Investments — 0.8%	220,870
	(Cost $220,870)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 118.8%
	Call Options Purchased — 117.4%
405	State Street® SPDR® S&P 500® ETF Trust	$31,065,525	$6.90	02/19/27	30,649,562
405	State Street® SPDR® S&P 500® ETF Trust	31,065,525	689.44	02/19/27	4,007,199
	Total Call Options Purchased				34,656,761
	(Cost $29,912,065)
	Put Options Purchased — 1.4%
405	State Street® SPDR® S&P 500® ETF Trust	31,065,525	689.44	02/19/27	413,817
	(Cost $1,698,387)
	Total Purchased Options				35,070,578
	(Cost $31,610,452)
WRITTEN OPTIONS — (19.5)%
	Call Options Written — (19.0)%
(810)	State Street® SPDR® S&P 500® ETF Trust	(62,131,050)	724.81	02/19/27	(5,602,405)
	(Premiums received $3,226,863)
	Put Options Written — (0.5)%
(405)	State Street® SPDR® S&P 500® ETF Trust	(31,065,525)	586.03	02/19/27	(153,293)
	(Premiums received $754,089)
	Total Written Options				(5,755,698)
	(Premiums received $3,980,952)
	Net Other Assets and Liabilities — (0.1)%				(19,845)
	Net Assets — 100.0%				$29,515,905

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$220,870	$220,870	$—	$—
Purchased Options	35,070,578	—	35,070,578	—
Total	$35,291,448	$220,870	$35,070,578	$—

See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB)
Portfolio of Investments (Continued)
August 31, 2026
LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(5,755,698)	$—	$(5,755,698)	$—
See Notes to Financial Statements

FT Vest International Equity Moderate Buffer ETF - March (YMAR)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
1,277,710	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,277,710
	(Cost $1,277,710)
	Total Investments — 0.8%	1,277,710
	(Cost $1,277,710)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 105.1%
	Call Options Purchased — 103.8%
15,959	iShares MSCI EAFE ETF	$171,479,455	$0.94	03/19/27	169,051,772
	(Cost $148,659,610)
	Put Options Purchased — 1.3%
15,959	iShares MSCI EAFE ETF	171,479,455	93.59	03/19/27	2,004,929
	(Cost $8,948,975)
	Total Purchased Options				171,056,701
	(Cost $157,608,585)
WRITTEN OPTIONS — (5.8)%
	Call Options Written — (5.3)%
(15,959)	iShares MSCI EAFE ETF	(171,479,455)	108.40	03/19/27	(8,619,775)
	(Premiums received $3,681,238)
	Put Options Written — (0.5)%
(15,959)	iShares MSCI EAFE ETF	(171,479,455)	79.55	03/19/27	(781,033)
	(Premiums received $3,935,472)
	Total Written Options				(9,400,808)
	(Premiums received $7,616,710)
	Net Other Assets and Liabilities — (0.1)%				(118,768)
	Net Assets — 100.0%				$162,814,835

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,277,710	$1,277,710	$—	$—
Purchased Options	171,056,701	—	171,056,701	—
Total	$172,334,411	$1,277,710	$171,056,701	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(9,400,808)	$—	$(9,400,808)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Buffer ETF - March (QMAR)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
4,206,284	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$4,206,284
	(Cost $4,206,284)
	Total Investments — 0.7%	4,206,284
	(Cost $4,206,284)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 109.6%
	Call Options Purchased — 108.2%
9,044	Invesco QQQ TrustSM, Series 1	$648,237,744	$5.81	03/19/27	642,023,883
	(Cost $528,193,820)
	Put Options Purchased — 1.4%
9,044	Invesco QQQ TrustSM, Series 1	648,237,744	582.05	03/19/27	8,169,988
	(Cost $39,185,014)
	Total Purchased Options				650,193,871
	(Cost $567,378,834)
WRITTEN OPTIONS — (10.2)%
	Call Options Written — (9.4)%
(9,044)	Invesco QQQ TrustSM, Series 1	(648,237,744)	703.47	03/19/27	(56,004,880)
	(Premiums received $18,184,698)
	Put Options Written — (0.8)%
(9,044)	Invesco QQQ TrustSM, Series 1	(648,237,744)	523.84	03/19/27	(4,588,021)
	(Premiums received $24,252,419)
	Total Written Options				(60,592,901)
	(Premiums received $42,437,117)
	Net Other Assets and Liabilities — (0.1)%				(431,807)
	Net Assets — 100.0%				$593,375,447

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$4,206,284	$4,206,284	$—	$—
Purchased Options	650,193,871	—	650,193,871	—
Total	$654,400,155	$4,206,284	$650,193,871	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(60,592,901)	$—	$(60,592,901)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
1,188,106	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,188,106
	(Cost $1,188,106)
	Total Investments — 0.8%	1,188,106
	(Cost $1,188,106)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 129.4%
	Call Options Purchased — 128.2%
2,212	State Street® SPDR® S&P 500® ETF Trust	$169,671,460	$6.50	03/19/27	167,182,274
2,212	State Street® SPDR® S&P 500® ETF Trust	169,671,460	648.58	03/19/27	30,486,558
	Total Call Options Purchased				197,668,832
	(Cost $159,546,584)
	Put Options Purchased — 1.2%
2,212	State Street® SPDR® S&P 500® ETF Trust	169,671,460	648.58	03/19/27	1,830,010
	(Cost $8,715,090)
	Total Purchased Options				199,498,842
	(Cost $168,261,674)
WRITTEN OPTIONS — (30.1)%
	Call Options Written — (29.6)%
(4,424)	State Street® SPDR® S&P 500® ETF Trust	(339,342,920)	688.21	03/19/27	(45,562,776)
	(Premiums received $20,386,438)
	Put Options Written — (0.5)%
(2,212)	State Street® SPDR® S&P 500® ETF Trust	(169,671,460)	551.29	03/19/27	(786,720)
	(Premiums received $3,974,175)
	Total Written Options				(46,349,496)
	(Premiums received $24,360,613)
	Net Other Assets and Liabilities — (0.1)%				(107,522)
	Net Assets — 100.0%				$154,229,930

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,188,106	$1,188,106	$—	$—
Purchased Options	199,498,842	—	199,498,842	—
Total	$200,686,948	$1,188,106	$199,498,842	$—

See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)
Portfolio of Investments (Continued)
August 31, 2026
LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(46,349,496)	$—	$(46,349,496)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Conservative Buffer ETF - April (QCAP)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.9%
1,097,716	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,097,716
	(Cost $1,097,716)
	Total Investments — 0.9%	1,097,716
	(Cost $1,097,716)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 107.3%
	Call Options Purchased — 104.3%
1,856	Invesco QQQ TrustSM, Series 1	$133,030,656	$6.48	04/16/27	131,504,579
	(Cost $119,814,365)
	Put Options Purchased — 3.0%
1,856	Invesco QQQ TrustSM, Series 1	133,030,656	648.84	04/16/27	3,824,177
	(Cost $8,828,845)
	Total Purchased Options				135,328,756
	(Cost $128,643,210)
WRITTEN OPTIONS — (8.1)%
	Call Options Written — (7.2)%
(1,856)	Invesco QQQ TrustSM, Series 1	(133,030,656)	733.19	04/16/27	(9,096,646)
	(Premiums received $5,686,856)
	Put Options Written — (0.9)%
(1,856)	Invesco QQQ TrustSM, Series 1	(133,030,656)	519.07	04/16/27	(1,088,804)
	(Premiums received $3,068,208)
	Total Written Options				(10,185,450)
	(Premiums received $8,755,064)
	Net Other Assets and Liabilities — (0.1)%				(91,727)
	Net Assets — 100.0%				$126,149,295

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,097,716	$1,097,716	$—	$—
Purchased Options	135,328,756	—	135,328,756	—
Total	$136,426,472	$1,097,716	$135,328,756	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(10,185,450)	$—	$(10,185,450)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
281,913	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$281,913
	(Cost $281,913)
	Total Investments — 1.0%	281,913
	(Cost $281,913)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 116.3%
	Call Options Purchased — 114.0%
403	State Street® SPDR® S&P 500® ETF Trust	$30,912,115	$7.11	04/16/27	30,435,495
403	State Street® SPDR® S&P 500® ETF Trust	30,912,115	710.15	04/16/27	3,578,201
	Total Call Options Purchased				34,013,696
	(Cost $31,146,609)
	Put Options Purchased — 2.3%
403	State Street® SPDR® S&P 500® ETF Trust	30,912,115	710.15	04/16/27	675,855
	(Cost $1,608,395)
	Total Purchased Options				34,689,551
	(Cost $32,755,004)
WRITTEN OPTIONS — (17.2)%
	Call Options Written — (16.3)%
(806)	State Street® SPDR® S&P 500® ETF Trust	(61,824,230)	747.01	04/16/27	(4,871,367)
	(Premiums received $3,538,776)
	Put Options Written — (0.9)%
(403)	State Street® SPDR® S&P 500® ETF Trust	(30,912,115)	603.63	04/16/27	(257,336)
	(Premiums received $691,822)
	Total Written Options				(5,128,703)
	(Premiums received $4,230,598)
	Net Other Assets and Liabilities — (0.1)%				(20,367)
	Net Assets — 100.0%				$29,822,394

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$281,913	$281,913	$—	$—
Purchased Options	34,689,551	—	34,689,551	—
Total	$34,971,464	$281,913	$34,689,551	$—

See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR)
Portfolio of Investments (Continued)
August 31, 2026
LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(5,128,703)	$—	$(5,128,703)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Moderate Buffer ETF - May (QMMY)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
1,443,745	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,443,745
	(Cost $1,443,745)
	Total Investments — 1.0%	1,443,745
	(Cost $1,443,745)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.7%
	Call Options Purchased — 98.1%
2,076	Invesco QQQ TrustSM, Series 1	$148,799,376	$7.08	05/21/27	147,005,650
	(Cost $146,352,227)
	Put Options Purchased — 5.6%
2,076	Invesco QQQ TrustSM, Series 1	148,799,376	708.92	05/21/27	8,396,091
	(Cost $11,185,532)
	Total Purchased Options				155,401,741
	(Cost $157,537,759)
WRITTEN OPTIONS — (4.6)%
	Call Options Written — (2.4)%
(2,076)	Invesco QQQ TrustSM, Series 1	(148,799,376)	834.33	05/21/27	(3,629,388)
	(Premiums received $6,370,403)
	Put Options Written — (2.2)%
(2,076)	Invesco QQQ TrustSM, Series 1	(148,799,376)	602.58	05/21/27	(3,195,732)
	(Premiums received $5,195,906)
	Total Written Options				(6,825,120)
	(Premiums received $11,566,309)
	Net Other Assets and Liabilities — (0.1)%				(108,942)
	Net Assets — 100.0%				$149,911,424

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,443,745	$1,443,745	$—	$—
Purchased Options	155,401,741	—	155,401,741	—
Total	$156,845,486	$1,443,745	$155,401,741	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(6,825,120)	$—	$(6,825,120)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
187,980	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$187,980
	(Cost $187,980)
	Total Investments — 1.0%	187,980
	(Cost $187,980)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 112.0%
	Call Options Purchased — 108.8%
254	State Street® SPDR® S&P 500® ETF Trust	$19,483,070	$7.40	05/21/27	19,184,374
254	State Street® SPDR® S&P 500® ETF Trust	19,483,070	739.18	05/21/27	1,832,115
	Total Call Options Purchased				21,016,489
	(Cost $20,218,827)
	Put Options Purchased — 3.2%
254	State Street® SPDR® S&P 500® ETF Trust	19,483,070	739.18	05/21/27	627,507
	(Cost $1,088,711)
	Total Purchased Options				21,643,996
	(Cost $21,307,538)
WRITTEN OPTIONS — (12.9)%
	Call Options Written — (11.7)%
(508)	State Street® SPDR® S&P 500® ETF Trust	(38,966,140)	779.98	05/21/27	(2,262,398)
	(Premiums received $2,254,465)
	Put Options Written — (1.2)%
(254)	State Street® SPDR® S&P 500® ETF Trust	(19,483,070)	628.30	05/21/27	(236,345)
	(Premiums received $482,068)
	Total Written Options				(2,498,743)
	(Premiums received $2,736,533)
	Net Other Assets and Liabilities — (0.1)%				(13,118)
	Net Assets — 100.0%				$19,320,115

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$187,980	$187,980	$—	$—
Purchased Options	21,643,996	—	21,643,996	—
Total	$21,831,976	$187,980	$21,643,996	$—

See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY)
Portfolio of Investments (Continued)
August 31, 2026
LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(2,498,743)	$—	$(2,498,743)	$—
See Notes to Financial Statements

FT Vest International Equity Moderate Buffer ETF - June (YJUN)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
1,549,974	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,549,974
	(Cost $1,549,974)
	Total Investments — 1.1%	1,549,974
	(Cost $1,549,974)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.2%
	Call Options Purchased — 98.4%
13,678	iShares MSCI EAFE ETF	$146,970,110	$1.04	06/17/27	143,276,913
	(Cost $138,662,666)
	Put Options Purchased — 3.8%
13,678	iShares MSCI EAFE ETF	146,970,110	104.41	06/17/27	5,501,155
	(Cost $8,556,688)
	Total Purchased Options				148,778,068
	(Cost $147,219,354)
WRITTEN OPTIONS — (3.2)%
	Call Options Written — (1.9)%
(13,678)	iShares MSCI EAFE ETF	(146,970,110)	119.71	06/17/27	(2,793,321)
	(Premiums received $2,381,242)
	Put Options Written — (1.3)%
(13,678)	iShares MSCI EAFE ETF	(146,970,110)	88.75	06/17/27	(1,858,567)
	(Premiums received $3,532,835)
	Total Written Options				(4,651,888)
	(Premiums received $5,914,077)
	Net Other Assets and Liabilities — (0.1)%				(104,985)
	Net Assets — 100.0%				$145,571,169

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,549,974	$1,549,974	$—	$—
Purchased Options	148,778,068	—	148,778,068	—
Total	$150,328,042	$1,549,974	$148,778,068	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(4,651,888)	$—	$(4,651,888)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Buffer ETF - June (QJUN)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
7,953,748	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$7,953,748
	(Cost $7,953,748)
	Total Investments — 1.1%	7,953,748
	(Cost $7,953,748)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.0%
	Call Options Purchased — 96.5%
9,745	Invesco QQQ TrustSM, Series 1	$698,482,620	$7.40	06/17/27	689,943,856
	(Cost $710,194,149)
	Put Options Purchased — 7.5%
9,745	Invesco QQQ TrustSM, Series 1	698,482,620	740.61	06/17/27	54,029,009
	(Cost $60,018,853)
	Total Purchased Options				743,972,865
	(Cost $770,213,002)
WRITTEN OPTIONS — (5.0)%
	Call Options Written — (0.9)%
(9,745)	Invesco QQQ TrustSM, Series 1	(698,482,620)	925.54	06/17/27	(7,029,653)
	(Premiums received $21,801,085)
	Put Options Written — (4.1)%
(9,745)	Invesco QQQ TrustSM, Series 1	(698,482,620)	666.55	06/17/27	(29,207,617)
	(Premiums received $36,426,886)
	Total Written Options				(36,237,270)
	(Premiums received $58,227,971)
	Net Other Assets and Liabilities — (0.1)%				(484,990)
	Net Assets — 100.0%				$715,204,353

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$7,953,748	$7,953,748	$—	$—
Purchased Options	743,972,865	—	743,972,865	—
Total	$751,926,613	$7,953,748	$743,972,865	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(36,237,270)	$—	$(36,237,270)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
1,399,083	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,399,083
	(Cost $1,399,083)
	Total Investments — 1.0%	1,399,083
	(Cost $1,399,083)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 111.9%
	Call Options Purchased — 108.1%
1,827	State Street® SPDR® S&P 500® ETF Trust	$140,140,035	$7.48	06/17/27	137,690,119
1,827	State Street® SPDR® S&P 500® ETF Trust	140,140,035	746.75	06/17/27	12,788,836
	Total Call Options Purchased				150,478,955
	(Cost $146,158,972)
	Put Options Purchased — 3.8%
1,827	State Street® SPDR® S&P 500® ETF Trust	140,140,035	746.75	06/17/27	5,271,991
	(Cost $7,749,110)
	Total Purchased Options				155,750,946
	(Cost $153,908,082)
WRITTEN OPTIONS — (12.8)%
	Call Options Written — (11.4)%
(3,654)	State Street® SPDR® S&P 500® ETF Trust	(280,280,070)	787.97	06/17/27	(15,825,547)
	(Premiums received $15,626,008)
	Put Options Written — (1.4)%
(1,827)	State Street® SPDR® S&P 500® ETF Trust	(140,140,035)	634.74	06/17/27	(2,039,444)
	(Premiums received $3,351,787)
	Total Written Options				(17,864,991)
	(Premiums received $18,977,795)
	Net Other Assets and Liabilities — (0.1)%				(95,602)
	Net Assets — 100.0%				$139,189,436

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,399,083	$1,399,083	$—	$—
Purchased Options	155,750,946	—	155,750,946	—
Total	$157,150,029	$1,399,083	$155,750,946	$—

See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
Portfolio of Investments (Continued)
August 31, 2026
LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(17,864,991)	$—	$(17,864,991)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Conservative Buffer ETF - July (QCJL)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
1,061,727	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,061,727
	(Cost $1,061,727)
	Total Investments — 1.1%	1,061,727
	(Cost $1,061,727)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 105.3%
	Call Options Purchased — 99.6%
1,410	Invesco QQQ TrustSM, Series 1	$101,063,160	$6.94	07/16/27	99,782,782
	(Cost $97,371,769)
	Put Options Purchased — 5.7%
1,410	Invesco QQQ TrustSM, Series 1	101,063,160	695.32	07/16/27	5,729,972
	(Cost $7,841,915)
	Total Purchased Options				105,512,754
	(Cost $105,213,684)
WRITTEN OPTIONS — (6.3)%
	Call Options Written — (4.5)%
(1,410)	Invesco QQQ TrustSM, Series 1	(101,063,160)	809.35	07/16/27	(4,462,989)
	(Premiums received $5,105,236)
	Put Options Written — (1.8)%
(1,410)	Invesco QQQ TrustSM, Series 1	(101,063,160)	556.25	07/16/27	(1,815,558)
	(Premiums received $2,836,583)
	Total Written Options				(6,278,547)
	(Premiums received $7,941,819)
	Net Other Assets and Liabilities — (0.1)%				(67,028)
	Net Assets — 100.0%				$100,228,906

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,061,727	$1,061,727	$—	$—
Purchased Options	105,512,754	—	105,512,754	—
Total	$106,574,481	$1,061,727	$105,512,754	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(6,278,547)	$—	$(6,278,547)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
442,226	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$442,226
	(Cost $442,226)
	Total Investments — 1.1%	442,226
	(Cost $442,226)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 113.5%
	Call Options Purchased — 109.6%
563	State Street® SPDR® S&P 500® ETF Trust	$43,184,915	$7.44	07/16/27	42,437,009
563	State Street® SPDR® S&P 500® ETF Trust	43,184,915	743.30	07/16/27	4,321,368
	Total Call Options Purchased				46,758,377
	(Cost $44,983,726)
	Put Options Purchased — 3.9%
563	State Street® SPDR® S&P 500® ETF Trust	43,184,915	743.30	07/16/27	1,666,458
	(Cost $2,297,660)
	Total Purchased Options				48,424,835
	(Cost $47,281,386)
WRITTEN OPTIONS — (14.5)%
	Call Options Written — (12.9)%
(1,126)	State Street® SPDR® S&P 500® ETF Trust	(86,369,830)	785.67	07/16/27	(5,500,465)
	(Premiums received $4,896,948)
	Put Options Written — (1.6)%
(563)	State Street® SPDR® S&P 500® ETF Trust	(43,184,915)	631.81	07/16/27	(673,382)
	(Premiums received $1,003,107)
	Total Written Options				(6,173,847)
	(Premiums received $5,900,055)
	Net Other Assets and Liabilities — (0.1)%				(29,557)
	Net Assets — 100.0%				$42,663,657

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$442,226	$442,226	$—	$—
Purchased Options	48,424,835	—	48,424,835	—
Total	$48,867,061	$442,226	$48,424,835	$—

See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)
Portfolio of Investments (Continued)
August 31, 2026
LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(6,173,847)	$—	$(6,173,847)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Moderate Buffer ETF - August (QMAG)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.2%
947,617	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$947,617
	(Cost $947,617)
	Total Investments — 1.2%	947,617
	(Cost $947,617)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 105.6%
	Call Options Purchased — 98.7%
1,117	Invesco QQQ TrustSM, Series 1	$80,062,092	$7.12	08/20/27	79,031,660
	(Cost $78,557,767)
	Put Options Purchased — 6.9%
1,117	Invesco QQQ TrustSM, Series 1	80,062,092	713.43	08/20/27	5,506,028
	(Cost $6,045,981)
	Total Purchased Options				84,537,688
	(Cost $84,603,748)
WRITTEN OPTIONS — (6.7)%
	Call Options Written — (3.7)%
(1,117)	Invesco QQQ TrustSM, Series 1	(80,062,092)	843.06	08/20/27	(2,942,022)
	(Premiums received $3,179,226)
	Put Options Written — (3.0)%
(1,117)	Invesco QQQ TrustSM, Series 1	(80,062,092)	606.41	08/20/27	(2,405,705)
	(Premiums received $2,706,398)
	Total Written Options				(5,347,727)
	(Premiums received $5,885,624)
	Net Other Assets and Liabilities — (0.1)%				(42,382)
	Net Assets — 100.0%				$80,095,196

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$947,617	$947,617	$—	$—
Purchased Options	84,537,688	—	84,537,688	—
Total	$85,485,305	$947,617	$84,537,688	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(5,347,727)	$—	$(5,347,727)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.2%
307,925	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$307,925
	(Cost $307,925)
	Total Investments — 1.2%	307,925
	(Cost $307,925)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 111.7%
	Call Options Purchased — 106.8%
335	State Street® SPDR® S&P 500® ETF Trust	$25,696,175	$7.67	08/20/27	25,257,898
335	State Street® SPDR® S&P 500® ETF Trust	25,696,175	765.73	08/20/27	2,241,575
	Total Call Options Purchased				27,499,473
	(Cost $27,472,056)
	Put Options Purchased — 4.9%
335	State Street® SPDR® S&P 500® ETF Trust	25,696,175	765.73	08/20/27	1,256,743
	(Cost $1,373,783)
	Total Purchased Options				28,756,216
	(Cost $28,845,839)
WRITTEN OPTIONS — (12.8)%
	Call Options Written — (10.8)%
(670)	State Street® SPDR® S&P 500® ETF Trust	(51,392,350)	808.38	08/20/27	(2,785,947)
	(Premiums received $2,913,221)
	Put Options Written — (2.0)%
(335)	State Street® SPDR® S&P 500® ETF Trust	(25,696,175)	650.87	08/20/27	(514,362)
	(Premiums received $567,126)
	Total Written Options				(3,300,309)
	(Premiums received $3,480,347)
	Net Other Assets and Liabilities — (0.1)%				(16,739)
	Net Assets — 100.0%				$25,747,093

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$307,925	$307,925	$—	$—
Purchased Options	28,756,216	—	28,756,216	—
Total	$29,064,141	$307,925	$28,756,216	$—

See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)
Portfolio of Investments (Continued)
August 31, 2026
LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,300,309)	$—	$(3,300,309)	$—
See Notes to Financial Statements

FT Vest International Equity Moderate Buffer ETF - September (YSEP)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
443,987	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$443,987
	(Cost $443,987)
	Total Investments — 0.4%	443,987
	(Cost $443,987)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.5%
	Call Options Purchased — 102.5%
12,014	iShares MSCI EAFE ETF	$129,090,430	$0.93	09/18/26	127,882,182
	(Cost $110,598,575)
	Put Options Purchased — 0.0%
12,014	iShares MSCI EAFE ETF	129,090,430	93.00	09/18/26	42,650
	(Cost $5,531,941)
	Total Purchased Options				127,924,832
	(Cost $116,130,516)
WRITTEN OPTIONS — (2.8)%
	Call Options Written — (2.8)%
(12,014)	iShares MSCI EAFE ETF	(129,090,430)	105.22	09/18/26	(3,454,145)
	(Premiums received $1,280,889)
	Put Options Written — (0.0)%
(12,014)	iShares MSCI EAFE ETF	(129,090,430)	79.05	09/18/26	(9,251)
	(Premiums received $1,810,036)
	Total Written Options				(3,463,396)
	(Premiums received $3,090,925)
	Net Other Assets and Liabilities — (0.1)%				(92,170)
	Net Assets — 100.0%				$124,813,253

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$443,987	$443,987	$—	$—
Purchased Options	127,924,832	—	127,924,832	—
Total	$128,368,819	$443,987	$127,924,832	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,463,396)	$—	$(3,463,396)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Buffer ETF - September (QSPT)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
1,873,549	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,873,549
	(Cost $1,873,549)
	Total Investments — 0.3%	1,873,549
	(Cost $1,873,549)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.0%
	Call Options Purchased — 103.0%
9,401	Invesco QQQ TrustSM, Series 1	$673,826,076	$5.98	09/18/26	668,118,729
	(Cost $562,480,547)
	Put Options Purchased — 0.0%
9,401	Invesco QQQ TrustSM, Series 1	673,826,076	599.34	09/18/26	291,149
	(Cost $36,100,716)
	Total Purchased Options				668,409,878
	(Cost $598,581,263)
WRITTEN OPTIONS — (3.2)%
	Call Options Written — (3.2)%
(9,401)	Invesco QQQ TrustSM, Series 1	(673,826,076)	701.05	09/18/26	(20,931,233)
	(Premiums received $14,222,294)
	Put Options Written — (0.0)%
(9,401)	Invesco QQQ TrustSM, Series 1	(673,826,076)	539.41	09/18/26	(125,691)
	(Premiums received $20,061,823)
	Total Written Options				(21,056,924)
	(Premiums received $34,284,117)
	Net Other Assets and Liabilities — (0.1)%				(485,204)
	Net Assets — 100.0%				$648,741,299

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,873,549	$1,873,549	$—	$—
Purchased Options	668,409,878	—	668,409,878	—
Total	$670,283,427	$1,873,549	$668,409,878	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(21,056,924)	$—	$(21,056,924)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
491,973	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$491,973
	(Cost $491,973)
	Total Investments — 0.4%	491,973
	(Cost $491,973)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 119.5%
	Call Options Purchased — 119.5%
1,893	State Street® SPDR® S&P 500® ETF Trust	$145,202,565	$6.65	09/18/26	143,522,527
1,893	State Street® SPDR® S&P 500® ETF Trust	145,202,565	663.71	09/18/26	19,489,382
	Total Call Options Purchased				163,011,909
	(Cost $134,472,038)
	Put Options Purchased — 0.0%
1,893	State Street® SPDR® S&P 500® ETF Trust	145,202,565	663.71	09/18/26	49,975
	(Cost $6,175,336)
	Total Purchased Options				163,061,884
	(Cost $140,647,374)
WRITTEN OPTIONS — (19.8)%
	Call Options Written — (19.8)%
(3,786)	State Street® SPDR® S&P 500® ETF Trust	(290,405,130)	695.50	09/18/26	(27,052,182)
	(Premiums received $12,655,274)
	Put Options Written — (0.0)%
(1,893)	State Street® SPDR® S&P 500® ETF Trust	(145,202,565)	564.16	09/18/26	(11,831)
	(Premiums received $2,557,285)
	Total Written Options				(27,064,013)
	(Premiums received $15,212,559)
	Net Other Assets and Liabilities — (0.1)%				(96,391)
	Net Assets — 100.0%				$136,393,453

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$491,973	$491,973	$—	$—
Purchased Options	163,061,884	—	163,061,884	—
Total	$163,553,857	$491,973	$163,061,884	$—

See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)
Portfolio of Investments (Continued)
August 31, 2026
LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(27,064,013)	$—	$(27,064,013)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Conservative Buffer ETF - October (QCOC)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
227,767	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$227,767
	(Cost $227,767)
	Total Investments — 0.4%	227,767
	(Cost $227,767)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 106.9%
	Call Options Purchased — 106.7%
951	Invesco QQQ TrustSM, Series 1	$68,163,876	$6.03	10/16/26	67,505,337
	(Cost $57,795,143)
	Put Options Purchased — 0.2%
951	Invesco QQQ TrustSM, Series 1	68,163,876	603.92	10/16/26	141,966
	(Cost $4,059,208)
	Total Purchased Options				67,647,303
	(Cost $61,854,351)
WRITTEN OPTIONS — (7.2)%
	Call Options Written — (7.1)%
(951)	Invesco QQQ TrustSM, Series 1	(68,163,876)	678.87	10/16/26	(4,511,164)
	(Premiums received $2,621,808)
	Put Options Written — (0.1)%
(951)	Invesco QQQ TrustSM, Series 1	(68,163,876)	483.13	10/16/26	(32,971)
	(Premiums received $1,282,668)
	Total Written Options				(4,544,135)
	(Premiums received $3,904,476)
	Net Other Assets and Liabilities — (0.1)%				(47,904)
	Net Assets — 100.0%				$63,283,031

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$227,767	$227,767	$—	$—
Purchased Options	67,647,303	—	67,647,303	—
Total	$67,875,070	$227,767	$67,647,303	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(4,544,135)	$—	$(4,544,135)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
278,697	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$278,697
	(Cost $278,697)
	Total Investments — 0.4%	278,697
	(Cost $278,697)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 119.9%
	Call Options Purchased — 119.7%
1,016	State Street® SPDR® S&P 500® ETF Trust	$77,932,280	$6.65	10/16/26	77,046,694
1,016	State Street® SPDR® S&P 500® ETF Trust	77,932,280	664.40	10/16/26	10,737,342
	Total Call Options Purchased				87,784,036
	(Cost $77,121,002)
	Put Options Purchased — 0.2%
1,016	State Street® SPDR® S&P 500® ETF Trust	77,932,280	664.40	10/16/26	128,696
	(Cost $3,040,874)
	Total Purchased Options				87,912,732
	(Cost $80,161,876)
WRITTEN OPTIONS — (20.2)%
	Call Options Written — (20.2)%
(2,032)	State Street® SPDR® S&P 500® ETF Trust	(155,864,560)	698.48	10/16/26	(14,788,022)
	(Premiums received $8,813,020)
	Put Options Written — (0.0)%
(1,016)	State Street® SPDR® S&P 500® ETF Trust	(77,932,280)	564.74	10/16/26	(37,369)
	(Premiums received $1,050,649)
	Total Written Options				(14,825,391)
	(Premiums received $9,863,669)
	Net Other Assets and Liabilities — (0.1)%				(51,630)
	Net Assets — 100.0%				$73,314,408

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$278,697	$278,697	$—	$—
Purchased Options	87,912,732	—	87,912,732	—
Total	$88,191,429	$278,697	$87,912,732	$—

See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT)
Portfolio of Investments (Continued)
August 31, 2026
LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(14,825,391)	$—	$(14,825,391)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Moderate Buffer ETF - November (QMNV)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
234,171	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$234,171
	(Cost $234,171)
	Total Investments — 0.5%	234,171
	(Cost $234,171)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 107.2%
	Call Options Purchased — 106.8%
692	Invesco QQQ TrustSM, Series 1	$49,599,792	$5.89	11/20/26	49,123,959
	(Cost $41,283,159)
	Put Options Purchased — 0.4%
692	Invesco QQQ TrustSM, Series 1	49,599,792	590.06	11/20/26	207,081
	(Cost $3,086,107)
	Total Purchased Options				49,331,040
	(Cost $44,369,266)
WRITTEN OPTIONS — (7.6)%
	Call Options Written — (7.5)%
(692)	Invesco QQQ TrustSM, Series 1	(49,599,792)	686.54	11/20/26	(3,443,530)
	(Premiums received $1,681,956)
	Put Options Written — (0.1)%
(692)	Invesco QQQ TrustSM, Series 1	(49,599,792)	501.55	11/20/26	(71,664)
	(Premiums received $1,278,771)
	Total Written Options				(3,515,194)
	(Premiums received $2,960,727)
	Net Other Assets and Liabilities — (0.1)%				(42,056)
	Net Assets — 100.0%				$46,007,961

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$234,171	$234,171	$—	$—
Purchased Options	49,331,040	—	49,331,040	—
Total	$49,565,211	$234,171	$49,331,040	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,515,194)	$—	$(3,515,194)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
279,807	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$279,807
	(Cost $279,807)
	Total Investments — 0.5%	279,807
	(Cost $279,807)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 122.4%
	Call Options Purchased — 122.0%
801	State Street® SPDR® S&P 500® ETF Trust	$61,440,705	$6.60	11/20/26	60,738,525
801	State Street® SPDR® S&P 500® ETF Trust	61,440,705	659.04	11/20/26	9,241,922
	Total Call Options Purchased				69,980,447
	(Cost $62,445,142)
	Put Options Purchased — 0.4%
801	State Street® SPDR® S&P 500® ETF Trust	61,440,705	659.04	11/20/26	232,290
	(Cost $1,829,695)
	Total Purchased Options				70,212,737
	(Cost $64,274,837)
WRITTEN OPTIONS — (22.8)%
	Call Options Written — (22.7)%
(1,602)	State Street® SPDR® S&P 500® ETF Trust	(122,881,410)	695.48	11/20/26	(13,000,903)
	(Premiums received $8,991,052)
	Put Options Written — (0.1)%
(801)	State Street® SPDR® S&P 500® ETF Trust	(61,440,705)	560.19	11/20/26	(78,354)
	(Premiums received $775,138)
	Total Written Options				(13,079,257)
	(Premiums received $9,766,190)
	Net Other Assets and Liabilities — (0.1)%				(40,185)
	Net Assets — 100.0%				$57,373,102

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$279,807	$279,807	$—	$—
Purchased Options	70,212,737	—	70,212,737	—
Total	$70,492,544	$279,807	$70,212,737	$—

See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV)
Portfolio of Investments (Continued)
August 31, 2026
LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(13,079,257)	$—	$(13,079,257)	$—
See Notes to Financial Statements

FT Vest International Equity Moderate Buffer ETF - December (YDEC)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
974,310	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$974,310
	(Cost $974,310)
	Total Investments — 0.6%	974,310
	(Cost $974,310)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.1%
	Call Options Purchased — 102.4%
16,257	iShares MSCI EAFE ETF	$174,681,465	$0.95	12/18/26	172,038,564
	(Cost $153,543,278)
	Put Options Purchased — 0.7%
16,257	iShares MSCI EAFE ETF	174,681,465	95.46	12/18/26	1,233,256
	(Cost $7,626,324)
	Total Purchased Options				173,271,820
	(Cost $161,169,602)
WRITTEN OPTIONS — (3.6)%
	Call Options Written — (3.4)%
(16,257)	iShares MSCI EAFE ETF	(174,681,465)	107.90	12/18/26	(5,761,155)
	(Premiums received $2,903,079)
	Put Options Written — (0.2)%
(16,257)	iShares MSCI EAFE ETF	(174,681,465)	81.14	12/18/26	(353,590)
	(Premiums received $2,580,216)
	Total Written Options				(6,114,745)
	(Premiums received $5,483,295)
	Net Other Assets and Liabilities — (0.1)%				(124,296)
	Net Assets — 100.0%				$168,007,089

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$974,310	$974,310	$—	$—
Purchased Options	173,271,820	—	173,271,820	—
Total	$174,246,130	$974,310	$173,271,820	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(6,114,745)	$—	$(6,114,745)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Buffer ETF - December (QDEC)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
3,689,306	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$3,689,306
	(Cost $3,689,306)
	Total Investments — 0.5%	3,689,306
	(Cost $3,689,306)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.1%
	Call Options Purchased — 103.2%
10,218	Invesco QQQ TrustSM, Series 1	$732,385,368	$6.16	12/18/26	725,075,411
	(Cost $624,084,493)
	Put Options Purchased — 0.9%
10,218	Invesco QQQ TrustSM, Series 1	732,385,368	617.04	12/18/26	6,624,738
	(Cost $45,558,145)
	Total Purchased Options				731,700,149
	(Cost $669,642,638)
WRITTEN OPTIONS — (4.5)%
	Call Options Written — (4.1)%
(10,218)	Invesco QQQ TrustSM, Series 1	(732,385,368)	729.47	12/18/26	(28,990,305)
	(Premiums received $15,250,112)
	Put Options Written — (0.4)%
(10,218)	Invesco QQQ TrustSM, Series 1	(732,385,368)	555.34	12/18/26	(3,066,422)
	(Premiums received $26,282,820)
	Total Written Options				(32,056,727)
	(Premiums received $41,532,932)
	Net Other Assets and Liabilities — (0.1)%				(520,344)
	Net Assets — 100.0%				$702,812,384

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,689,306	$3,689,306	$—	$—
Purchased Options	731,700,149	—	731,700,149	—
Total	$735,389,455	$3,689,306	$731,700,149	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(32,056,727)	$—	$(32,056,727)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
1,109,443	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,109,443
	(Cost $1,109,443)
	Total Investments — 0.6%	1,109,443
	(Cost $1,109,443)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 118.1%
	Call Options Purchased — 117.3%
2,804	State Street® SPDR® S&P 500® ETF Trust	$215,080,820	$6.82	12/18/26	211,985,400
2,804	State Street® SPDR® S&P 500® ETF Trust	215,080,820	680.60	12/18/26	27,247,394
	Total Call Options Purchased				239,232,794
	(Cost $206,343,102)
	Put Options Purchased — 0.8%
2,804	State Street® SPDR® S&P 500® ETF Trust	215,080,820	680.60	12/18/26	1,619,562
	(Cost $10,353,688)
	Total Purchased Options				240,852,356
	(Cost $216,696,790)
WRITTEN OPTIONS — (18.6)%
	Call Options Written — (18.3)%
(5,608)	State Street® SPDR® S&P 500® ETF Trust	(430,161,640)	714.83	12/18/26	(37,371,600)
	(Premiums received $21,723,639)
	Put Options Written — (0.3)%
(2,804)	State Street® SPDR® S&P 500® ETF Trust	(215,080,820)	578.51	12/18/26	(538,424)
	(Premiums received $4,438,634)
	Total Written Options				(37,910,024)
	(Premiums received $26,162,273)
	Net Other Assets and Liabilities — (0.1)%				(139,819)
	Net Assets — 100.0%				$203,911,956

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,109,443	$1,109,443	$—	$—
Purchased Options	240,852,356	—	240,852,356	—
Total	$241,961,799	$1,109,443	$240,852,356	$—

See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
Portfolio of Investments (Continued)
August 31, 2026
LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(37,910,024)	$—	$(37,910,024)	$—
See Notes to Financial Statements

FT Vest Laddered International Moderate Buffer ETF (BUFY)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
1,387,587	FT Vest International Equity Moderate Buffer ETF - March (b)	$40,718,741
1,483,624	FT Vest International Equity Moderate Buffer ETF - June (b)	40,762,569
1,440,135	FT Vest International Equity Moderate Buffer ETF - September (b)	40,813,426
1,445,013	FT Vest International Equity Moderate Buffer ETF - December (b)	40,836,067
	Total Exchange-Traded Funds	163,130,803
	(Cost $151,754,173)
MONEY MARKET FUNDS — 0.0%
38,046	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (c)	38,046
	(Cost $38,046)

	Total Investments — 100.0%	163,168,849
	(Cost $151,792,219)
	Net Other Assets and Liabilities — (0.0)%	(13,291)
	Net Assets — 100.0%	$163,155,558

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$163,130,803	$163,130,803	$—	$—
Money Market Funds	38,046	38,046	—	—
Total Investments	$163,168,849	$163,168,849	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

This page intentionally left blank.

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2026

	FT Vest Nasdaq-100® Conservative Buffer ETF - January (QCJA)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN)	FT Vest Nasdaq-100® Moderate Buffer ETF - February (QMFE)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB)
ASSETS:
Investments, at value - Unaffiliated	$486,001	$258,091	$351,721	$220,870
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	486,001	258,091	351,721	220,870
Options contracts purchased, at value	89,588,703	46,833,347	50,996,165	35,070,578
Due from broker	540	208	226	1,448
Dividends receivable	1,503	808	1,000	717
Total Assets	90,076,747	47,092,454	51,349,112	35,293,613

LIABILITIES:
Options contracts written, at value	7,017,467	6,952,222	4,395,637	5,755,698
Investment advisory fees payable	63,014	29,786	37,453	22,010
Total Liabilities	7,080,481	6,982,008	4,433,090	5,777,708
NET ASSETS	$82,996,266	$40,110,446	$46,916,022	$29,515,905

NET ASSETS consist of:
Paid-in capital	$80,306,450	$47,125,714	$45,424,511	$31,250,101
Par value	35,000	10,250	19,000	7,750
Accumulated distributable earnings (loss)	2,654,816	(7,025,518)	1,472,511	(1,741,946)
NET ASSETS	$82,996,266	$40,110,446	$46,916,022	$29,515,905
NET ASSET VALUE, per share	$23.71	$39.13	$24.69	$38.08
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,500,002	1,025,002	1,900,002	775,002
Investments, at cost - Unaffiliated	$486,001	$258,091	$351,721	$220,870
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$486,001	$258,091	$351,721	$220,870
Premiums paid on options contracts purchased	$81,698,514	$42,702,585	$46,236,868	$31,610,452
Premiums received on options contracts written	$5,089,946	$4,918,642	$3,060,557	$3,980,952
See Notes to Financial Statements

FT Vest International Equity Moderate Buffer ETF - March (YMAR)	FT Vest Nasdaq- 100® Buffer ETF - March (QMAR)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)	FT Vest Nasdaq- 100® Conservative Buffer ETF - April (QCAP)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR)	FT Vest Nasdaq- 100® Moderate Buffer ETF - May (QMMY)

$1,277,710	$4,206,284	$1,188,106	$1,097,716	$281,913	$1,443,745
—	—	—	—	—	—
1,277,710	4,206,284	1,188,106	1,097,716	281,913	1,443,745
171,056,701	650,193,871	199,498,842	135,328,756	34,689,551	155,401,741
2,344	207	209	346	206	350
3,930	12,889	3,625	3,338	863	4,424
172,340,685	654,413,251	200,690,782	136,430,156	34,972,533	156,850,260

9,400,808	60,592,901	46,349,496	10,185,450	5,128,703	6,825,120
125,042	444,903	111,356	95,411	21,436	113,716
9,525,850	61,037,804	46,460,852	10,280,861	5,150,139	6,938,836
$162,814,835	$593,375,447	$154,229,930	$126,149,295	$29,822,394	$149,911,424

$167,574,391	$591,465,738	$180,302,831	$126,539,268	$35,734,837	$158,035,392
55,500	156,500	35,500	50,000	7,750	56,500
(4,815,056)	1,753,209	(26,108,401)	(439,973)	(5,920,193)	(8,180,468)
$162,814,835	$593,375,447	$154,229,930	$126,149,295	$29,822,394	$149,911,424
$29.34	$37.92	$43.45	$25.23	$38.48	$26.53
5,550,002	15,650,002	3,550,002	5,000,002	775,002	5,650,002
$1,277,710	$4,206,284	$1,188,106	$1,097,716	$281,913	$1,443,745
$—	$—	$—	$—	$—	$—
$1,277,710	$4,206,284	$1,188,106	$1,097,716	$281,913	$1,443,745
$157,608,585	$567,378,834	$168,261,674	$128,643,210	$32,755,004	$157,537,759
$7,616,710	$42,437,117	$24,360,613	$8,755,064	$4,230,598	$11,566,309
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2026

	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY)	FT Vest International Equity Moderate Buffer ETF - June (YJUN)	FT Vest Nasdaq-100® Buffer ETF - June (QJUN)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
ASSETS:
Investments, at value - Unaffiliated	$187,980	$1,549,974	$7,953,748	$1,399,083
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	187,980	1,549,974	7,953,748	1,399,083
Options contracts purchased, at value	21,643,996	148,778,068	743,972,865	155,750,946
Due from broker	198	209	22,808	207
Dividends receivable	575	4,700	23,807	4,279
Total Assets	21,832,749	150,332,951	751,973,228	157,154,515

LIABILITIES:
Options contracts written, at value	2,498,743	4,651,888	36,237,270	17,864,991
Investment advisory fees payable	13,891	109,894	531,605	100,088
Total Liabilities	2,512,634	4,761,782	36,768,875	17,965,079
NET ASSETS	$19,320,115	$145,571,169	$715,204,353	$139,189,436

NET ASSETS consist of:
Paid-in capital	$21,394,561	$161,051,549	$843,630,354	$154,830,709
Par value	5,250	53,000	213,500	30,750
Accumulated distributable earnings (loss)	(2,079,696)	(15,533,380)	(128,639,501)	(15,672,023)
NET ASSETS	$19,320,115	$145,571,169	$715,204,353	$139,189,436
NET ASSET VALUE, per share	$36.80	$27.47	$33.50	$45.26
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	525,002	5,300,002	21,350,002	3,075,002
Investments, at cost - Unaffiliated	$187,980	$1,549,974	$7,953,748	$1,399,083
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$187,980	$1,549,974	$7,953,748	$1,399,083
Premiums paid on options contracts purchased	$21,307,538	$147,219,354	$770,213,002	$153,908,082
Premiums received on options contracts written	$2,736,533	$5,914,077	$58,227,971	$18,977,795
See Notes to Financial Statements

FT Vest Nasdaq- 100® Conservative Buffer ETF - July (QCJL)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)	FT Vest Nasdaq- 100® Moderate Buffer ETF - August (QMAG)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)	FT Vest International Equity Moderate Buffer ETF - September (YSEP)	FT Vest Nasdaq- 100® Buffer ETF - September (QSPT)

$1,061,727	$442,226	$947,617	$307,925	$443,987	$1,873,549
—	—	—	—	—	—
1,061,727	442,226	947,617	307,925	443,987	1,873,549
105,512,754	48,424,835	84,537,688	28,756,216	127,924,832	668,409,878
104	208	413	208	213	598
3,131	1,105	1,637	376	1,376	5,870
106,577,716	48,868,374	85,487,355	29,064,725	128,370,408	670,289,895

6,278,547	6,173,847	5,347,727	3,300,309	3,463,396	21,056,924
70,263	30,870	44,432	17,323	93,759	491,672
6,348,810	6,204,717	5,392,159	3,317,632	3,557,155	21,548,596
$100,228,906	$42,663,657	$80,095,196	$25,747,093	$124,813,253	$648,741,299

$106,594,155	$49,774,298	$93,894,018	$27,889,214	$121,436,690	$630,239,028
39,000	10,250	31,000	6,500	44,000	182,000
(6,404,249)	(7,120,891)	(13,829,822)	(2,148,621)	3,332,563	18,320,271
$100,228,906	$42,663,657	$80,095,196	$25,747,093	$124,813,253	$648,741,299
$25.70	$41.62	$25.84	$39.61	$28.37	$35.65
3,900,002	1,025,002	3,100,002	650,002	4,400,002	18,200,002
$1,061,727	$442,226	$947,617	$307,925	$443,987	$1,873,549
$—	$—	$—	$—	$—	$—
$1,061,727	$442,226	$947,617	$307,925	$443,987	$1,873,549
$105,213,684	$47,281,386	$84,603,748	$28,845,839	$116,130,516	$598,581,263
$7,941,819	$5,900,055	$5,885,624	$3,480,347	$3,090,925	$34,284,117
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2026

	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)	FT Vest Nasdaq-100® Conservative Buffer ETF - October (QCOC)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT)	FT Vest Nasdaq-100® Moderate Buffer ETF - November (QMNV)
ASSETS:
Investments, at value - Unaffiliated	$491,973	$227,767	$278,697	$234,171
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	491,973	227,767	278,697	234,171
Options contracts purchased, at value	163,061,884	67,647,303	87,912,732	49,331,040
Due from broker	209	111	225	286
Dividends receivable	1,541	770	871	905
Total Assets	163,555,607	67,875,951	88,192,525	49,566,402

LIABILITIES:
Options contracts written, at value	27,064,013	4,544,135	14,825,391	3,515,194
Investment advisory fees payable	98,141	48,785	52,726	43,247
Total Liabilities	27,162,154	4,592,920	14,878,117	3,558,441
NET ASSETS	$136,393,453	$63,283,031	$73,314,408	$46,007,961

NET ASSETS consist of:
Paid-in capital	$145,601,175	$60,579,402	$83,704,719	$41,619,203
Par value	30,250	26,000	18,250	18,000
Accumulated distributable earnings (loss)	(9,237,972)	2,677,629	(10,408,561)	4,370,758
NET ASSETS	$136,393,453	$63,283,031	$73,314,408	$46,007,961
NET ASSET VALUE, per share	$45.09	$24.34	$40.17	$25.56
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,025,002	2,600,002	1,825,002	1,800,002
Investments, at cost - Unaffiliated	$491,973	$227,767	$278,697	$234,171
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$491,973	$227,767	$278,697	$234,171
Premiums paid on options contracts purchased	$140,647,374	$61,854,351	$80,161,876	$44,369,266
Premiums received on options contracts written	$15,212,559	$3,904,476	$9,863,669	$2,960,727
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV)	FT Vest International Equity Moderate Buffer ETF - December (YDEC)	FT Vest Nasdaq-100® Buffer ETF - December (QDEC)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)	FT Vest Laddered International Moderate Buffer ETF (BUFY)

$279,807	$974,310	$3,689,306	$1,109,443	$38,046
—	—	—	—	163,130,803
279,807	974,310	3,689,306	1,109,443	163,168,849
70,212,737	173,271,820	731,700,149	240,852,356	—
208	213	985	3,577	—
867	3,005	11,526	3,435	118
70,493,619	174,249,348	735,401,966	241,968,811	163,168,967

13,079,257	6,114,745	32,056,727	37,910,024	—
41,260	127,514	532,855	146,831	13,409
13,120,517	6,242,259	32,589,582	38,056,855	13,409
$57,373,102	$168,007,089	$702,812,384	$203,911,956	$163,155,558

$55,826,302	$165,624,680	$691,865,515	$217,341,617	$151,788,326
14,250	59,500	194,000	46,750	68,000
1,532,550	2,322,909	10,752,869	(13,476,411)	11,299,232
$57,373,102	$168,007,089	$702,812,384	$203,911,956	$163,155,558
$40.26	$28.24	$36.23	$43.62	$23.99
1,425,002	5,950,002	19,400,002	4,675,002	6,800,002
$279,807	$974,310	$3,689,306	$1,109,443	$38,046
$—	$—	$—	$—	$151,754,173
$279,807	$974,310	$3,689,306	$1,109,443	$151,792,219
$64,274,837	$161,169,602	$669,642,638	$216,696,790	$—
$9,766,190	$5,483,295	$41,532,932	$26,162,273	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2026

	FT Vest Nasdaq-100® Conservative Buffer ETF - January (QCJA)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN)	FT Vest Nasdaq-100® Moderate Buffer ETF - February (QMFE)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB)
INVESTMENT INCOME:
Dividends - Unaffiliated	$18,454	$11,919	$11,703	$10,219
Total investment income	18,454	11,919	11,703	10,219

EXPENSES:
Investment advisory fees	610,663	398,226	397,041	320,578
Other expenses	4,118	3,239	3,592	3,522
Total expenses	614,781	401,465	400,633	324,100
NET INVESTMENT INCOME (LOSS)	(596,327)	(389,546)	(388,930)	(313,881)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	(2,240,024)	2,827,610	(2,704,930)	5,598,698
Written options contracts	(1,154,469)	(4,435,338)	(125,318)	(4,019,359)
In-kind redemptions - Purchased options contracts	8,612,969	6,953,729	9,279,264	3,729,437
In-kind redemptions - Written options contracts	15,930	(957,565)	445,794	(727,637)
Net realized gain (loss)	5,234,406	4,388,436	6,894,810	4,581,139
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	—	—	—	—
Purchased options contracts	5,947,778	1,131,187	2,239,933	(1,331,414)
Written options contracts	(2,163,502)	(706,535)	(1,561,228)	595,110
Net change in unrealized appreciation (depreciation)	3,784,276	424,652	678,705	(736,304)
NET REALIZED AND UNREALIZED GAIN (LOSS)	9,018,682	4,813,088	7,573,515	3,844,835
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,422,355	$4,423,542	$7,184,585	$3,530,954
See Notes to Financial Statements

FT Vest International Equity Moderate Buffer ETF - March (YMAR)	FT Vest Nasdaq- 100® Buffer ETF - March (QMAR)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)	FT Vest Nasdaq- 100® Conservative Buffer ETF - April (QCAP)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR)	FT Vest Nasdaq- 100® Moderate Buffer ETF - May (QMMY)

$35,569	$121,401	$38,048	$20,295	$10,910	$26,147
35,569	121,401	38,048	20,295	10,910	26,147

1,165,377	4,477,848	1,341,012	616,635	350,537	842,576
10,281	32,564	13,540	3,136	1,439	5,551
1,175,658	4,510,412	1,354,552	619,771	351,976	848,127
(1,140,089)	(4,389,011)	(1,316,504)	(599,476)	(341,066)	(821,980)

—	—	—	—	—	—
—	—	—	—	—	—
(4,294,388)	(14,919,938)	27,372,771	3,072,691	3,090,733	1,817,081
1,163,966	3,464,978	(12,329,590)	(6,862,542)	(6,488,561)	(10,048,495)
16,915,917	66,121,696	5,367,783	10,257,288	8,985,435	16,756,360
1,089,383	18,233,312	(2,723,364)	(854,616)	(2,005,854)	2,296,518
14,874,878	72,900,048	17,687,600	5,612,821	3,581,753	10,821,464

—	—	—	—	—	—
5,157,173	28,861,720	(1,159,702)	(680,834)	(6,201,945)	(6,575,651)
(1,798,620)	(6,832,693)	1,445,069	2,904,681	5,914,404	4,988,396
3,358,553	22,029,027	285,367	2,223,847	(287,541)	(1,587,255)
18,233,431	94,929,075	17,972,967	7,836,668	3,294,212	9,234,209
$17,093,342	$90,540,064	$16,656,463	$7,237,192	$2,953,146	$8,412,229
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Year Ended August 31, 2026

	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY)	FT Vest International Equity Moderate Buffer ETF - June (YJUN)	FT Vest Nasdaq-100® Buffer ETF - June (QJUN)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
INVESTMENT INCOME:
Dividends - Unaffiliated	$5,481	$42,146	$163,410	$37,111
Total investment income	5,481	42,146	163,410	37,111

EXPENSES:
Investment advisory fees	168,542	1,319,931	5,576,054	1,273,908
Other expenses	1,545	11,210	43,534	11,764
Total expenses	170,087	1,331,141	5,619,588	1,285,672
NET INVESTMENT INCOME (LOSS)	(164,606)	(1,288,995)	(5,456,178)	(1,248,561)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	2,673,057	12,109,172	53,983,695	42,780,779
Written options contracts	(3,700,355)	(6,669,582)	(100,358,134)	(43,248,892)
In-kind redemptions - Purchased options contracts	3,806,340	12,371,543	148,364,908	17,266,955
In-kind redemptions - Written options contracts	(682,368)	106,450	(268,787)	(1,474,730)
Net realized gain (loss)	2,096,674	17,917,583	101,721,682	15,324,112
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	—	—	—	—
Purchased options contracts	(2,026,925)	(3,332,888)	(54,172,857)	(13,593,034)
Written options contracts	1,702,901	1,929,528	20,281,872	11,450,436
Net change in unrealized appreciation (depreciation)	(324,024)	(1,403,360)	(33,890,985)	(2,142,598)
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,772,650	16,514,223	67,830,697	13,181,514
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,608,044	$15,225,228	$62,374,519	$11,932,953
See Notes to Financial Statements

FT Vest Nasdaq- 100® Conservative Buffer ETF - July (QCJL)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)	FT Vest Nasdaq- 100® Moderate Buffer ETF - August (QMAG)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)	FT Vest International Equity Moderate Buffer ETF - September (YSEP)	FT Vest Nasdaq- 100® Buffer ETF - September (QSPT)

$20,070	$13,046	$15,915	$8,461	$33,814	$132,573
20,070	13,046	15,915	8,461	33,814	132,573

657,337	445,366	522,880	280,798	1,093,451	4,878,494
3,873	4,921	1,805	4,059	8,007	29,760
661,210	450,287	524,685	284,857	1,101,458	4,908,254
(641,140)	(437,241)	(508,770)	(276,396)	(1,067,644)	(4,775,681)

—	—	—	—	—	—
—	—	—	—	—	—
715,241	7,685,545	(6,983,029)	5,281,898	(5,530,923)	(10,814,469)
(4,117,970)	(6,149,172)	(4,424,001)	(4,060,816)	563,268	(15,392,603)
10,715,347	7,429,590	17,468,299	5,122,168	16,773,924	77,122,077
914,768	(3,291,064)	1,905,720	(2,552,397)	1,303,463	9,505,381
8,227,386	5,674,899	7,966,989	3,790,853	13,109,732	60,420,386

—	—	—	—	—	—
(112,789)	(394,721)	122,581	(286,640)	4,868,996	30,557,710
1,250,607	472,290	411,321	254,542	(1,528,429)	2,885,400
1,137,818	77,569	533,902	(32,098)	3,340,567	33,443,110
9,365,204	5,752,468	8,500,891	3,758,755	16,450,299	93,863,496
$8,724,064	$5,315,227	$7,992,121	$3,482,359	$15,382,655	$89,087,815
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Year Ended August 31, 2026

	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)	FT Vest Nasdaq-100® Conservative Buffer ETF - October (QCOC)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT)	FT Vest Nasdaq-100® Moderate Buffer ETF - November (QMNV)
INVESTMENT INCOME:
Dividends - Unaffiliated	$29,166	$17,777	$21,018	$13,753
Total investment income	29,166	17,777	21,018	13,753

EXPENSES:
Investment advisory fees	983,986	607,069	699,170	471,109
Other expenses	9,517	2,827	7,093	3,236
Total expenses	993,503	609,896	706,263	474,345
NET INVESTMENT INCOME (LOSS)	(964,337)	(592,119)	(685,245)	(460,592)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	15,296,750	(1,860,106)	8,711,807	(1,425,047)
Written options contracts	(17,550,738)	(1,884,321)	(8,594,160)	(386,674)
In-kind redemptions - Purchased options contracts	11,147,171	8,879,644	13,996,856	7,357,292
In-kind redemptions - Written options contracts	(27,226)	259,547	(1,517,900)	(50,538)
Net realized gain (loss)	8,865,957	5,394,764	12,596,603	5,495,033
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	—	—	—	—
Purchased options contracts	4,760,475	3,246,203	(3,717,265)	3,291,900
Written options contracts	(2,266,421)	(690,960)	(316,393)	(564,091)
Net change in unrealized appreciation (depreciation)	2,494,054	2,555,243	(4,033,658)	2,727,809
NET REALIZED AND UNREALIZED GAIN (LOSS)	11,360,011	7,950,007	8,562,945	8,222,842
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,395,674	$7,357,888	$7,877,700	$7,762,250
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV)	FT Vest International Equity Moderate Buffer ETF - December (YDEC)	FT Vest Nasdaq-100® Buffer ETF - December (QDEC)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)	FT Vest Laddered International Moderate Buffer ETF (BUFY)

$7,695	$34,874	$156,702	$47,811	$851
7,695	34,874	156,702	47,811	851

254,293	1,127,404	5,499,455	1,577,102	84,398
1,978	5,815	39,640	14,620	2,051
256,271	1,133,219	5,539,095	1,591,722	86,449
(248,576)	(1,098,345)	(5,382,393)	(1,543,911)	(85,598)

—	—	—	—	(5,015)
—	—	—	—	871,898
552,587	4,566,216	(8,725,319)	28,726,294	—
(1,407,729)	(5,421,185)	2,418,161	(13,582,406)	—
3,069,368	10,870,988	75,660,814	3,751,143	—
(12,888)	1,036,964	21,884,493	(257,013)	—
2,201,338	11,052,983	91,238,149	18,638,018	866,883

—	—	—	—	9,234,212
3,588,242	990,026	39,574,435	9,990,390	—
(2,328,375)	2,351,225	(9,892,146)	(9,281,031)	—
1,259,867	3,341,251	29,682,289	709,359	9,234,212
3,461,205	14,394,234	120,920,438	19,347,377	10,101,095
$3,212,629	$13,295,889	$115,538,045	$17,803,466	$10,015,497
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	FT Vest Nasdaq-100® Conservative Buffer ETF - January (QCJA)		FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN)
	Year Ended 8/31/2026	Period Ended 8/31/2025 (a)	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(596,327)	$(240,761)	$(389,546)	$(398,049)
Net realized gain (loss)	5,234,406	1,274,615	4,388,436	4,542,900
Net change in unrealized appreciation (depreciation)	3,784,276	2,178,392	424,652	62,782
Net increase (decrease) in net assets resulting from operations	8,422,355	3,212,246	4,423,542	4,207,633

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	83,790,635	56,660,518	33,522,649	70,243,520
Cost of shares redeemed	(58,711,844)	(10,377,644)	(39,762,419)	(88,587,192)
Net increase (decrease) in net assets resulting from shareholder transactions	25,078,791	46,282,874	(6,239,770)	(18,343,672)
Total increase (decrease) in net assets	33,501,146	49,495,120	(1,816,228)	(14,136,039)

NET ASSETS:
Beginning of period	49,495,120	—	41,926,674	56,062,713
End of period	$82,996,266	$49,495,120	$40,110,446	$41,926,674

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,350,002	—	1,175,002	1,700,002
Shares sold	3,800,000	2,850,002	925,000	2,100,000
Shares redeemed	(2,650,000)	(500,000)	(1,075,000)	(2,625,000)
Shares outstanding, end of period	3,500,002	2,350,002	1,025,002	1,175,002

(a)	Inception date is January 17, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is February 21, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest Nasdaq-100® Moderate Buffer ETF - February (QMFE)		FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB)		FT Vest International Equity Moderate Buffer ETF - March (YMAR)
Year Ended 8/31/2026	Period Ended 8/31/2025 (b)	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$(388,930)	$(187,392)	$(313,881)	$(332,567)	$(1,140,089)	$(967,059)
6,894,810	1,928,285	4,581,139	2,985,246	14,874,878	5,844,710
678,705	2,745,512	(736,304)	1,749,024	3,358,553	4,312,719
7,184,585	4,486,405	3,530,954	4,401,703	17,093,342	9,190,370

52,121,795	49,281,404	909,042	74,485,284	124,471,879	155,060,257
(53,765,946)	(12,392,221)	(23,392,587)	(55,919,548)	(113,567,271)	(129,127,347)
(1,644,151)	36,889,183	(22,483,545)	18,565,736	10,904,608	25,932,910
5,540,434	41,375,588	(18,952,591)	22,967,439	27,997,950	35,123,280

41,375,588	—	48,468,496	25,501,057	134,816,885	99,693,605
$46,916,022	$41,375,588	$29,515,905	$48,468,496	$162,814,835	$134,816,885

1,950,002	—	1,400,002	800,002	5,200,002	4,150,002
2,300,000	2,550,002	25,000	2,300,000	4,500,000	6,350,000
(2,350,000)	(600,000)	(650,000)	(1,700,000)	(4,150,000)	(5,300,000)
1,900,002	1,950,002	775,002	1,400,002	5,550,002	5,200,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest Nasdaq-100® Buffer ETF - March (QMAR)		FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(4,389,011)	$(3,747,434)	$(1,316,504)	$(1,408,659)
Net realized gain (loss)	72,900,048	36,603,545	17,687,600	19,895,731
Net change in unrealized appreciation (depreciation)	22,029,027	16,185,107	285,367	(842,926)
Net increase (decrease) in net assets resulting from operations	90,540,064	49,041,218	16,656,463	17,644,146

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	449,452,712	453,812,300	29,553,094	49,911,318
Cost of shares redeemed	(397,774,277)	(468,306,905)	(66,209,760)	(75,804,875)
Net increase (decrease) in net assets resulting from shareholder transactions	51,678,435	(14,494,605)	(36,656,666)	(25,893,557)
Total increase (decrease) in net assets	142,218,499	34,546,613	(20,000,203)	(8,249,411)

NET ASSETS:
Beginning of period	451,156,948	416,610,335	174,230,133	182,479,544
End of period	$593,375,447	$451,156,948	$154,229,930	$174,230,133

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	14,250,002	14,800,002	4,475,002	5,175,002
Shares sold	13,250,000	15,750,000	700,000	1,375,000
Shares redeemed	(11,850,000)	(16,300,000)	(1,625,000)	(2,075,000)
Shares outstanding, end of period	15,650,002	14,250,002	3,550,002	4,475,002
See Notes to Financial Statements

FT Vest Nasdaq-100® Conservative Buffer ETF - April (QCAP)		FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR)		FT Vest Nasdaq-100® Moderate Buffer ETF - May (QMMY)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$(599,476)	$(304,968)	$(341,066)	$(277,986)	$(821,980)	$(581,125)
5,612,821	1,767,709	3,581,753	2,893,193	10,821,464	15,381,526
2,223,847	1,980,480	(287,541)	750,316	(1,587,255)	3,710,968
7,237,192	3,443,221	2,953,146	3,365,523	8,412,229	18,511,369

112,250,771	43,359,329	17,549,329	82,676,145	129,315,230	235,030,850
(33,783,624)	(37,338,854)	(42,283,285)	(48,655,928)	(79,077,989)	(218,076,230)
78,467,147	6,020,475	(24,733,956)	34,020,217	50,237,241	16,954,620
85,704,339	9,463,696	(21,780,810)	37,385,740	58,649,470	35,465,989

40,444,956	30,981,260	51,603,204	14,217,464	91,261,954	55,795,965
$126,149,295	$40,444,956	$29,822,394	$51,603,204	$149,911,424	$91,261,954

1,750,002	1,450,002	1,450,002	450,002	3,800,002	2,700,002
4,650,000	2,000,000	475,000	2,475,000	4,950,000	10,850,000
(1,400,000)	(1,700,000)	(1,150,000)	(1,475,000)	(3,100,000)	(9,750,000)
5,000,002	1,750,002	775,002	1,450,002	5,650,002	3,800,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY)		FT Vest International Equity Moderate Buffer ETF - June (YJUN)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(164,606)	$(197,456)	$(1,288,995)	$(1,378,684)
Net realized gain (loss)	2,096,674	1,552,913	17,917,583	15,320,493
Net change in unrealized appreciation (depreciation)	(324,024)	639,967	(1,403,360)	(1,423,027)
Net increase (decrease) in net assets resulting from operations	1,608,044	1,995,424	15,225,228	12,518,782

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	10,704,549	31,866,259	75,074,492	199,270,512
Cost of shares redeemed	(15,044,256)	(33,362,857)	(111,875,126)	(218,917,756)
Net increase (decrease) in net assets resulting from shareholder transactions	(4,339,707)	(1,496,598)	(36,800,634)	(19,647,244)
Total increase (decrease) in net assets	(2,731,663)	498,826	(21,575,406)	(7,128,462)

NET ASSETS:
Beginning of period	22,051,778	21,552,952	167,146,575	174,275,037
End of period	$19,320,115	$22,051,778	$145,571,169	$167,146,575

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	650,002	700,002	6,750,002	7,700,002
Shares sold	300,000	1,000,000	2,800,000	8,250,000
Shares redeemed	(425,000)	(1,050,000)	(4,250,000)	(9,200,000)
Shares outstanding, end of period	525,002	650,002	5,300,002	6,750,002
See Notes to Financial Statements

FT Vest Nasdaq-100® Buffer ETF - June (QJUN)		FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)		FT Vest Nasdaq-100® Conservative Buffer ETF - July (QCJL)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$(5,456,178)	$(4,606,050)	$(1,248,561)	$(1,310,948)	$(641,140)	$(506,637)
101,721,682	48,429,473	15,324,112	17,099,380	8,227,386	7,775,112
(33,890,985)	26,825,164	(2,142,598)	680,690	1,137,818	40,659
62,374,519	70,648,587	11,932,953	16,469,122	8,724,064	7,309,134

561,014,467	811,461,664	80,822,767	83,026,175	74,467,259	111,692,964
(539,351,949)	(735,802,462)	(98,978,166)	(140,630,535)	(61,761,903)	(88,583,042)
21,662,518	75,659,202	(18,155,399)	(57,604,360)	12,705,356	23,109,922
84,037,037	146,307,789	(6,222,446)	(41,135,238)	21,429,420	30,419,056

631,167,316	484,859,527	145,411,882	186,547,120	78,799,486	48,380,430
$715,204,353	$631,167,316	$139,189,436	$145,411,882	$100,228,906	$78,799,486

20,800,002	18,250,002	3,475,002	4,950,002	3,450,002	2,400,002
16,750,000	28,200,000	1,850,000	2,075,000	2,950,000	5,100,000
(16,200,000)	(25,650,000)	(2,250,000)	(3,550,000)	(2,500,000)	(4,050,000)
21,350,002	20,800,002	3,075,002	3,475,002	3,900,002	3,450,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)		FT Vest Nasdaq-100® Moderate Buffer ETF - August (QMAG)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(437,241)	$(433,233)	$(508,770)	$(421,447)
Net realized gain (loss)	5,674,899	5,920,288	7,966,989	7,700,746
Net change in unrealized appreciation (depreciation)	77,569	(215,989)	533,902	(259,013)
Net increase (decrease) in net assets resulting from operations	5,315,227	5,271,066	7,992,121	7,020,286

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	32,280,168	50,499,329	92,590,282	74,763,302
Cost of shares redeemed	(42,356,477)	(60,290,605)	(69,173,498)	(105,187,637)
Net increase (decrease) in net assets resulting from shareholder transactions	(10,076,309)	(9,791,276)	23,416,784	(30,424,335)
Total increase (decrease) in net assets	(4,761,082)	(4,520,210)	31,408,905	(23,404,049)

NET ASSETS:
Beginning of period	47,424,739	51,944,949	48,686,291	72,090,340
End of period	$42,663,657	$47,424,739	$80,095,196	$48,686,291

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,250,002	1,500,002	2,150,002	3,600,002
Shares sold	825,000	1,400,000	3,700,000	3,450,000
Shares redeemed	(1,050,000)	(1,650,000)	(2,750,000)	(4,900,000)
Shares outstanding, end of period	1,025,002	1,250,002	3,100,002	2,150,002
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)		FT Vest International Equity Moderate Buffer ETF - September (YSEP)		FT Vest Nasdaq-100® Buffer ETF - September (QSPT)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$(276,396)	$(303,234)	$(1,067,644)	$(665,961)	$(4,775,681)	$(3,220,525)
3,790,853	4,333,018	13,109,732	6,716,027	60,420,386	45,857,496
(32,098)	(58,462)	3,340,567	3,296,000	33,443,110	11,275,999
3,482,359	3,971,322	15,382,655	9,346,066	89,087,815	53,912,970

28,008,530	51,129,441	156,608,126	113,954,294	533,026,312	410,173,090
(35,679,734)	(52,715,757)	(141,837,156)	(62,894,257)	(380,960,736)	(349,771,361)
(7,671,204)	(1,586,316)	14,770,970	51,060,037	152,065,576	60,401,729
(4,188,845)	2,385,006	30,153,625	60,406,103	241,153,391	114,314,699

29,935,938	27,550,932	94,659,628	34,253,525	407,587,908	293,273,209
$25,747,093	$29,935,938	$124,813,253	$94,659,628	$648,741,299	$407,587,908

825,002	825,002	3,800,002	1,500,002	13,350,002	11,100,002
750,000	1,500,000	6,100,000	5,050,000	17,050,000	15,300,000
(925,000)	(1,500,000)	(5,500,000)	(2,750,000)	(12,200,000)	(13,050,000)
650,002	825,002	4,400,002	3,800,002	18,200,002	13,350,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)		FT Vest Nasdaq-100® Conservative Buffer ETF - October (QCOC)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Period Ended 8/31/2025 (c)
OPERATIONS:
Net investment income (loss)	$(964,337)	$(1,012,254)	$(592,119)	$(268,553)
Net realized gain (loss)	8,865,957	13,907,211	5,394,764	1,171,251
Net change in unrealized appreciation (depreciation)	2,494,054	(2,085,572)	2,555,243	2,598,050
Net increase (decrease) in net assets resulting from operations	10,395,674	10,809,385	7,357,888	3,500,748

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	80,781,491	79,870,112	82,095,824	46,627,272
Cost of shares redeemed	(82,106,988)	(113,036,953)	(61,963,080)	(14,335,621)
Net increase (decrease) in net assets resulting from shareholder transactions	(1,325,497)	(33,166,841)	20,132,744	32,291,651
Total increase (decrease) in net assets	9,070,177	(22,357,456)	27,490,632	35,792,399

NET ASSETS:
Beginning of period	127,323,276	149,680,732	35,792,399	—
End of period	$136,393,453	$127,323,276	$63,283,031	$35,792,399

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,075,002	3,925,002	1,650,002	—
Shares sold	1,925,000	2,075,000	3,700,000	2,350,002
Shares redeemed	(1,975,000)	(2,925,000)	(2,750,000)	(700,000)
Shares outstanding, end of period	3,025,002	3,075,002	2,600,002	1,650,002

(c)	Inception date is October 18, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(d)	Inception date is November 15, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT)		FT Vest Nasdaq-100® Moderate Buffer ETF - November (QMNV)		FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Period Ended 8/31/2025 (d)	Year Ended 8/31/2026	Year Ended 8/31/2025

$(685,245)	$(638,403)	$(460,592)	$(272,152)	$(248,576)	$(187,862)
12,596,603	(4,432,528)	5,495,033	1,958,772	2,201,338	1,610,108
(4,033,658)	13,012,844	2,727,809	1,679,498	1,259,867	800,790
7,877,700	7,941,913	7,762,250	3,366,118	3,212,629	2,223,036

54,653,692	123,108,105	59,459,340	61,254,070	51,139,013	26,941,853
(106,106,794)	(72,333,575)	(55,183,623)	(30,650,194)	(22,371,706)	(39,734,564)
(51,453,102)	50,774,530	4,275,717	30,603,876	28,767,307	(12,792,711)
(43,575,402)	58,716,443	12,037,967	33,969,994	31,979,936	(10,569,675)

116,889,810	58,173,367	33,969,994	—	25,393,166	35,962,841
$73,314,408	$116,889,810	$46,007,961	$33,969,994	$57,373,102	$25,393,166

3,200,002	1,725,002	1,550,002	—	700,002	1,075,002
1,425,000	3,600,000	2,600,000	3,050,002	1,325,000	800,000
(2,800,000)	(2,125,000)	(2,350,000)	(1,500,000)	(600,000)	(1,175,000)
1,825,002	3,200,002	1,800,002	1,550,002	1,425,002	700,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest International Equity Moderate Buffer ETF - December (YDEC)		FT Vest Nasdaq-100® Buffer ETF - December (QDEC)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(1,098,345)	$(602,361)	$(5,382,393)	$(4,100,765)
Net realized gain (loss)	11,052,983	979,383	91,238,149	52,518,504
Net change in unrealized appreciation (depreciation)	3,341,251	2,991,196	29,682,289	11,234,750
Net increase (decrease) in net assets resulting from operations	13,295,889	3,368,218	115,538,045	59,652,489

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	130,841,438	86,202,457	570,284,647	537,783,791
Cost of shares redeemed	(52,450,541)	(83,561,746)	(527,251,386)	(408,665,803)
Net increase (decrease) in net assets resulting from shareholder transactions	78,390,897	2,640,711	43,033,261	129,117,988
Total increase (decrease) in net assets	91,686,786	6,008,929	158,571,306	188,770,477

NET ASSETS:
Beginning of period	76,320,303	70,311,374	544,241,078	355,470,601
End of period	$168,007,089	$76,320,303	$702,812,384	$544,241,078

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,000,002	2,850,002	18,050,002	13,500,002
Shares sold	4,950,000	3,700,000	17,650,000	19,350,000
Shares redeemed	(2,000,000)	(3,550,000)	(16,300,000)	(14,800,000)
Shares outstanding, end of period	5,950,002	3,000,002	19,400,002	18,050,002

(e)	Inception date is September 25, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)		FT Vest Laddered International Moderate Buffer ETF (BUFY)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Period Ended 8/31/2025 (e)

$(1,543,911)	$(2,004,347)	$(85,598)	$(17,115)
18,638,018	28,779,767	866,883	(4,076)
709,359	(8,372,250)	9,234,212	2,142,418
17,803,466	18,403,170	10,015,497	2,121,227

55,838,407	61,934,201	120,239,047	36,423,504
(60,246,268)	(215,202,303)	(5,643,717)	—
(4,407,861)	(153,268,102)	114,595,330	36,423,504
13,395,605	(134,864,932)	124,610,827	38,544,731

190,516,351	325,381,283	38,544,731	—
$203,911,956	$190,516,351	$163,155,558	$38,544,731

4,800,002	8,900,002	1,800,002	—
1,350,000	1,675,000	5,250,000	1,800,002
(1,475,000)	(5,775,000)	(250,000)	—
4,675,002	4,800,002	6,800,002	1,800,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
FT Vest Nasdaq-100® Conservative Buffer ETF - January (QCJA)

	Year Ended 8/31/2026	Period Ended 8/31/2025 (a)

Net asset value, beginning of period	$21.06	$19.83
Income from investment operations:
Net investment income (loss) (b)	(0.20)	(0.11)
Net realized and unrealized gain (loss)	2.85	1.34
Total from investment operations	2.65	1.23
Net asset value, end of period	$23.71	$21.06
Total return (c)	12.58%	6.20%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$82,996	$49,495
Ratio of total expenses to average net assets	0.91% (d)	0.90% (e)
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.87)% (e)
Portfolio turnover rate (f)	0%	0%

(a)	Inception date is January 17, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$35.68	$32.98	$30.87
Income from investment operations:
Net investment income (loss) (b)	(0.31)	(0.28)	(0.16)
Net realized and unrealized gain (loss)	3.76	2.98	2.27
Total from investment operations	3.45	2.70	2.11
Net asset value, end of period	$39.13	$35.68	$32.98
Total return (c)	9.67%	8.19%	6.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$40,110	$41,927	$56,063
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)% (e)
Portfolio turnover rate (f)	0%	0%	0%

(a)	Inception date is January 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Moderate Buffer ETF - February (QMFE)

	Year Ended 8/31/2026	Period Ended 8/31/2025 (a)

Net asset value, beginning of period	$21.22	$19.99
Income from investment operations:
Net investment income (loss) (b)	(0.20)	(0.09)
Net realized and unrealized gain (loss)	3.67	1.32
Total from investment operations	3.47	1.23
Net asset value, end of period	$24.69	$21.22
Total return (c)	16.35%	6.15%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$46,916	$41,376
Ratio of total expenses to average net assets	0.91% (d)	0.90% (e)
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.86)% (e)
Portfolio turnover rate (f)	0%	0%

(a)	Inception date is February 21, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$34.62	$31.88	$29.97
Income from investment operations:
Net investment income (loss) (b)	(0.30)	(0.27)	(0.13)
Net realized and unrealized gain (loss)	3.76	3.01	2.04
Total from investment operations	3.46	2.74	1.91
Net asset value, end of period	$38.08	$34.62	$31.88
Total return (c)	9.99%	8.59%	6.37%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$29,516	$48,468	$25,501
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.80)% (e)
Portfolio turnover rate (f)	0%	0%	0%

(a)	Inception date is February 16, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest International Equity Moderate Buffer ETF - March (YMAR)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$25.93	$24.02	$20.89	$17.97	$21.14
Income from investment operations:
Net investment income (loss)	(0.24) (a)	(0.21) (a)	(0.19) (a)	(0.17) (a)	(0.08)
Net realized and unrealized gain (loss)	3.65	2.12	3.32	3.09	(3.09)
Total from investment operations	3.41	1.91	3.13	2.92	(3.17)
Net asset value, end of period	$29.34	$25.93	$24.02	$20.89	$17.97
Total return (b)	13.15%	7.95%	14.98%	16.25%	(15.00)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$162,815	$134,817	$99,694	$59,540	$37,730
Ratio of total expenses to average net assets	0.91% (c)	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.87)%	(0.86)%	(0.86)%	(0.89)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Buffer ETF - March (QMAR)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$31.66	$28.15	$24.44	$20.29	$22.22
Income from investment operations:
Net investment income (loss)	(0.31) (a)	(0.26) (a)	(0.23) (a)	(0.19) (a)	(0.07)
Net realized and unrealized gain (loss)	6.57	3.77	3.94	4.34	(1.86)
Total from investment operations	6.26	3.51	3.71	4.15	(1.93)
Net asset value, end of period	$37.92	$31.66	$28.15	$24.44	$20.29
Total return (b)	19.77%	12.47%	15.18%	20.45%	(8.69)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$593,375	$451,157	$416,610	$185,736	$46,657
Ratio of total expenses to average net assets	0.91% (c)	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.87)%	(0.86)%	(0.86)%	(0.89)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$38.93	$35.26	$31.92	$29.64
Income from investment operations:
Net investment income (loss) (b)	(0.34)	(0.30)	(0.27)	(0.12)
Net realized and unrealized gain (loss)	4.86	3.97	3.61	2.40
Total from investment operations	4.52	3.67	3.34	2.28
Net asset value, end of period	$43.45	$38.93	$35.26	$31.92
Total return (c)	11.61%	10.41%	10.46%	7.69%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$154,230	$174,230	$182,480	$268,891
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%

(a)	Inception date is March 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Conservative Buffer ETF - April (QCAP)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$23.11	$21.37	$19.90
Income from investment operations:
Net investment income (loss) (b)	(0.21)	(0.20)	(0.07)
Net realized and unrealized gain (loss)	2.33	1.94	1.54
Total from investment operations	2.12	1.74	1.47
Net asset value, end of period	$25.23	$23.11	$21.37
Total return (c)	9.17%	8.14%	7.39%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$126,149	$40,445	$30,981
Ratio of total expenses to average net assets	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.87)%	(0.88)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is April 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$35.59	$31.59	$29.71
Income from investment operations:
Net investment income (loss) (b)	(0.30)	(0.28)	(0.10)
Net realized and unrealized gain (loss)	3.19	4.28	1.98
Total from investment operations	2.89	4.00	1.88
Net asset value, end of period	$38.48	$35.59	$31.59
Total return (c)	8.12%	12.66%	6.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$29,822	$51,603	$14,217
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.83)%	(0.86)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is April 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Moderate Buffer ETF - May (QMMY)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$24.02	$20.67	$19.88
Income from investment operations:
Net investment income (loss) (b)	(0.22)	(0.20)	(0.05)
Net realized and unrealized gain (loss)	2.73	3.55	0.84
Total from investment operations	2.51	3.35	0.79
Net asset value, end of period	$26.53	$24.02	$20.67
Total return (c)	10.45%	16.21%	3.97%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$149,911	$91,262	$55,796
Ratio of total expenses to average net assets	0.91% (d)	0.90%	0.90% (e)
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.88)%	(0.90)% (e)
Portfolio turnover rate (f)	0%	0%	0%

(a)	Inception date is May 17, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$33.93	$30.79	$29.65
Income from investment operations:
Net investment income (loss) (b)	(0.29)	(0.26)	(0.07)
Net realized and unrealized gain (loss)	3.16	3.40	1.21
Total from investment operations	2.87	3.14	1.14
Net asset value, end of period	$36.80	$33.93	$30.79
Total return (c)	8.46%	10.20%	3.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$19,320	$22,052	$21,553
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.80)% (e)
Portfolio turnover rate (f)	0%	0%	0%

(a)	Inception date is May 17, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest International Equity Moderate Buffer ETF - June (YJUN)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$24.76	$22.63	$20.20	$17.44	$20.44
Income from investment operations:
Net investment income (loss)	(0.23) (a)	(0.20) (a)	(0.18) (a)	(0.17) (a)	(0.07)
Net realized and unrealized gain (loss)	2.94	2.33	2.61	2.93	(2.93)
Total from investment operations	2.71	2.13	2.43	2.76	(3.00)
Net asset value, end of period	$27.47	$24.76	$22.63	$20.20	$17.44
Total return (b)	10.95%	9.41%	12.03%	15.83%	(14.68)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$145,571	$167,147	$174,275	$114,123	$29,654
Ratio of total expenses to average net assets	0.91% (c)	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.86)%	(0.86)%	(0.86)%	(0.89)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Buffer ETF - June (QJUN)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$30.34	$26.57	$22.61	$18.79	$20.96
Income from investment operations:
Net investment income (loss)	(0.28) (a)	(0.24) (a)	(0.21) (a)	(0.17) (a)	(0.05)
Net realized and unrealized gain (loss)	3.44	4.01	4.17	3.99	(2.12)
Total from investment operations	3.16	3.77	3.96	3.82	(2.17)
Net asset value, end of period	$33.50	$30.34	$26.57	$22.61	$18.79
Total return (b)	10.42%	14.19%	17.51%	20.33%	(10.35)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$715,204	$631,167	$484,860	$362,916	$92,048
Ratio of total expenses to average net assets	0.91% (c)	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.87)%	(0.86)%	(0.86)%	(0.89)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$41.85	$37.69	$33.74	$30.31	$30.11
Income from investment operations:
Net investment income (loss)	(0.36) (a)	(0.32) (a)	(0.29) (a)	(0.26) (a)	(0.03)
Net realized and unrealized gain (loss)	3.77	4.48	4.24	3.69	0.23
Total from investment operations	3.41	4.16	3.95	3.43	0.20
Net asset value, end of period	$45.26	$41.85	$37.69	$33.74	$30.31
Total return (b)	8.15%	11.04%	11.71%	11.32%	0.66%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$139,189	$145,412	$186,547	$348,400	$110,647
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Conservative Buffer ETF - July (QCJL)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$22.84	$20.16	$19.96
Income from investment operations:
Net investment income (loss) (b)	(0.21)	(0.19)	(0.02)
Net realized and unrealized gain (loss)	3.07	2.87	0.22
Total from investment operations	2.86	2.68	0.20
Net asset value, end of period	$25.70	$22.84	$20.16
Total return (c)	12.52%	13.29%	1.00%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$100,229	$78,799	$48,380
Ratio of total expenses to average net assets	0.91% (d)	0.90%	0.90% (e)
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.89)%	(0.90)% (e)
Portfolio turnover rate (f)	0%	0%	0%

(a)	Inception date is July 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$37.94	$34.63	$30.88	$30.75
Income from investment operations:
Net investment income (loss) (b)	(0.33)	(0.29)	(0.27)	(0.03)
Net realized and unrealized gain (loss)	4.01	3.60	4.02	0.16
Total from investment operations	3.68	3.31	3.75	0.13
Net asset value, end of period	$41.62	$37.94	$34.63	$30.88
Total return (c)	9.70%	9.56%	12.14%	0.42%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$42,664	$47,425	$51,945	$37,827
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.83)%	(0.85)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%

(a)	Inception date is July 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Moderate Buffer ETF - August (QMAG)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$22.64	$20.03	$19.95
Income from investment operations:
Net investment income (loss) (b)	(0.21)	(0.19)	(0.01)
Net realized and unrealized gain (loss)	3.41	2.80	0.09
Total from investment operations	3.20	2.61	0.08
Net asset value, end of period	$25.84	$22.64	$20.03
Total return (c)	14.13%	13.03%	0.40%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$80,095	$48,686	$72,090
Ratio of total expenses to average net assets	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.89)%	(0.86)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is August 16, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$36.29	$33.39	$30.13	$29.68
Income from investment operations:
Net investment income (loss) (b)	(0.32)	(0.28)	(0.26)	(0.01)
Net realized and unrealized gain (loss)	3.64	3.18	3.52	0.46
Total from investment operations	3.32	2.90	3.26	0.45
Net asset value, end of period	$39.61	$36.29	$33.39	$30.13
Total return (c)	9.15%	8.69%	10.82%	1.52%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$25,747	$29,936	$27,551	$35,400
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.84)%	(0.82)%	(0.84)%	(0.85)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%

(a)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest International Equity Moderate Buffer ETF - September (YSEP)

	Year Ended August 31,				Period Ended 8/31/2022 (a)
	2026	2025	2024	2023
Net asset value, beginning of period	$24.91	$22.84	$19.82	$17.18	$19.96
Income from investment operations:
Net investment income (loss)	(0.23) (b)	(0.20) (b)	(0.18) (b)	(0.16) (b)	(0.16)
Net realized and unrealized gain (loss)	3.69	2.27	3.20	2.80	(2.62)
Total from investment operations	3.46	2.07	3.02	2.64	(2.78)
Net asset value, end of period	$28.37	$24.91	$22.84	$19.82	$17.18
Total return (c)	13.89%	9.06%	15.24%	15.37%	(13.93)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$124,813	$94,660	$34,254	$23,779	$6,011
Ratio of total expenses to average net assets	0.91% (d)	0.90%	0.90%	0.90%	0.90% (e)
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.87)%	(0.86)%	(0.87)%	(0.90)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%	0%

(a)	Inception date is September 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Buffer ETF - September (QSPT)

	Year Ended August 31,				Period Ended 8/31/2022 (a)
	2026	2025	2024	2023
Net asset value, beginning of period	$30.53	$26.42	$21.97	$18.02	$20.19
Income from investment operations:
Net investment income (loss)	(0.29) (b)	(0.24) (b)	(0.21) (b)	(0.17) (b)	(0.16)
Net realized and unrealized gain (loss)	5.41	4.35	4.66	4.12	(2.01)
Total from investment operations	5.12	4.11	4.45	3.95	(2.17)
Net asset value, end of period	$35.65	$30.53	$26.42	$21.97	$18.02
Total return (c)	16.77%	15.56%	20.25%	21.92%	(10.75)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$648,741	$407,588	$293,273	$109,849	$24,330
Ratio of total expenses to average net assets	0.91% (d)	0.90%	0.90%	0.90%	0.90% (e)
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.87)%	(0.87)%	(0.87)%	(0.89)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%	0%

(a)	Inception date is September 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$41.41	$38.14	$34.36	$30.19
Income from investment operations:
Net investment income (loss) (b)	(0.36)	(0.32)	(0.30)	(0.26)
Net realized and unrealized gain (loss)	4.04	3.59	4.08	4.43
Total from investment operations	3.68	3.27	3.78	4.17
Net asset value, end of period	$45.09	$41.41	$38.14	$34.36
Total return (c)	8.89%	8.57%	11.00%	13.81%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$136,393	$127,323	$149,681	$96,219
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.84)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%

(a)	Inception date is September 21, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Conservative Buffer ETF - October (QCOC)

	Year Ended 8/31/2026	Period Ended 8/31/2025 (a)

Net asset value, beginning of period	$21.69	$19.78
Income from investment operations:
Net investment income (loss) (b)	(0.20)	(0.16)
Net realized and unrealized gain (loss)	2.85	2.07
Total from investment operations	2.65	1.91
Net asset value, end of period	$24.34	$21.69
Total return (c)	12.22%	9.66%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$63,283	$35,792
Ratio of total expenses to average net assets	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.89)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is October 18, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$36.53	$33.72	$30.33
Income from investment operations:
Net investment income (loss) (b)	(0.32)	(0.28)	(0.23)
Net realized and unrealized gain (loss)	3.96	3.09	3.62
Total from investment operations	3.64	2.81	3.39
Net asset value, end of period	$40.17	$36.53	$33.72
Total return (c)	9.96%	8.33%	11.18%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$73,314	$116,890	$58,173
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.83)% (e)
Portfolio turnover rate (f)	0%	0%	0%

(a)	Inception date is October 20, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Moderate Buffer ETF - November (QMNV)

	Year Ended 8/31/2026	Period Ended 8/31/2025 (a)

Net asset value, beginning of period	$21.92	$19.86
Income from investment operations:
Net investment income (loss) (b)	(0.21)	(0.14)
Net realized and unrealized gain (loss)	3.85	2.20
Total from investment operations	3.64	2.06
Net asset value, end of period	$25.56	$21.92
Total return (c)	16.61%	10.37%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$46,008	$33,970
Ratio of total expenses to average net assets	0.91% (d)	0.90% (e)
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.88)% (e)
Portfolio turnover rate (f)	0%	0%

(a)	Inception date is November 15, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$36.28	$33.45	$30.65
Income from investment operations:
Net investment income (loss) (b)	(0.32)	(0.28)	(0.21)
Net realized and unrealized gain (loss)	4.30	3.11	3.01
Total from investment operations	3.98	2.83	2.80
Net asset value, end of period	$40.26	$36.28	$33.45
Total return (c)	10.97%	8.46%	9.14%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$57,373	$25,393	$35,963
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.83)% (e)
Portfolio turnover rate (f)	0%	0%	0%

(a)	Inception date is November 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest International Equity Moderate Buffer ETF - December (YDEC)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$25.44	$24.67	$21.76	$18.63	$21.85
Income from investment operations:
Net investment income (loss)	(0.23) (a)	(0.21) (a)	(0.20) (a)	(0.18) (a)	(0.18)
Net realized and unrealized gain (loss)	3.03	0.98	3.11	3.31	(3.04)
Total from investment operations	2.80	0.77	2.91	3.13	(3.22)
Net asset value, end of period	$28.24	$25.44	$24.67	$21.76	$18.63
Total return (b)	11.01%	3.12%	13.37%	16.80%	(14.74)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$168,007	$76,320	$70,311	$64,192	$11,177
Ratio of total expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.87)%	(0.86)%	(0.87)%	(0.90)%
Portfolio turnover rate (c)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Buffer ETF - December (QDEC)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$30.15	$26.33	$22.78	$19.90	$22.56
Income from investment operations:
Net investment income (loss)	(0.29) (a)	(0.24) (a)	(0.21) (a)	(0.17) (a)	(0.20)
Net realized and unrealized gain (loss)	6.37	4.06	3.76	3.05	(2.46)
Total from investment operations	6.08	3.82	3.55	2.88	(2.66)
Net asset value, end of period	$36.23	$30.15	$26.33	$22.78	$19.90
Total return (b)	20.17%	14.51%	15.58%	14.47%	(11.79)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$702,812	$544,241	$355,471	$143,521	$71,629
Ratio of total expenses to average net assets	0.91% (c)	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.87)%	(0.86)%	(0.86)%	(0.90)%
Portfolio turnover rate (d)	0%	0%	0%	0%	0%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)

	Year Ended August 31,				Period Ended 8/31/2022 (a)
	2026	2025	2024	2023
Net asset value, beginning of period	$39.69	$36.56	$33.16	$28.84	$30.35
Income from investment operations:
Net investment income (loss)	(0.34) (b)	(0.31) (b)	(0.28) (b)	(0.25) (b)	(0.10)
Net realized and unrealized gain (loss)	4.27	3.44	3.68	4.57	(1.41)
Total from investment operations	3.93	3.13	3.40	4.32	(1.51)
Net asset value, end of period	$43.62	$39.69	$36.56	$33.16	$28.84
Total return (c)	9.90%	8.56%	10.25%	14.98%	(4.98)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$203,912	$190,516	$325,381	$355,632	$77,855
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)%	(0.84)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%	0%

(a)	Inception date is December 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Laddered International Moderate Buffer ETF (BUFY)

	Year Ended 8/31/2026	Period Ended 8/31/2025 (a)

Net asset value, beginning of period	$21.41	$19.94
Income from investment operations:
Net investment income (loss) (b)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	2.60	1.49
Total from investment operations	2.58	1.47
Net asset value, end of period	$23.99	$21.41
Total return (c)	12.05%	7.37%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$163,156	$38,545
Ratio of total expenses to average net assets (d)	0.10%	0.17% (e)
Ratio of net expenses to average net assets (d)	0.10%	0.10% (e)
Ratio of net investment income (loss) to average net assets (d)	(0.10)%	(0.10)% (e)
Portfolio turnover rate (f)	1%	1%

(a)	Inception date is September 25, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2026

1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the twenty-nine funds (each a “Fund” and collectively, the “Funds”), each a non-diversified series of the Trust, listed below. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc.

FT Vest Nasdaq-100® Conservative Buffer ETF - January (ticker “QCJA”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (ticker “XJAN”)
FT Vest Nasdaq-100® Moderate Buffer ETF - February (ticker “QMFE”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (ticker “XFEB”)
FT Vest International Equity Moderate Buffer ETF - March (ticker “YMAR”)
FT Vest Nasdaq-100® Buffer ETF - March (ticker “QMAR”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (ticker “XMAR”)
FT Vest Nasdaq-100® Conservative Buffer ETF - April (ticker “QCAP”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (ticker “XAPR”)
FT Vest Nasdaq-100® Moderate Buffer ETF - May (ticker “QMMY”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (ticker “XMAY”)
FT Vest International Equity Moderate Buffer ETF - June (ticker “YJUN”)
FT Vest Nasdaq-100® Buffer ETF - June (ticker “QJUN”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (ticker “XJUN”)
FT Vest Nasdaq-100® Conservative Buffer ETF - July (ticker “QCJL”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (ticker “XJUL”)
FT Vest Nasdaq-100® Moderate Buffer ETF - August (ticker “QMAG”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (ticker “XAUG”)
FT Vest International Equity Moderate Buffer ETF - September (ticker “YSEP”)
FT Vest Nasdaq-100® Buffer ETF - September (ticker “QSPT”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (ticker “XSEP”)
FT Vest Nasdaq-100® Conservative Buffer ETF - October (ticker “QCOC”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (ticker “XOCT”)
FT Vest Nasdaq-100® Moderate Buffer ETF - November (ticker “QMNV”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (ticker “XNOV”)
FT Vest International Equity Moderate Buffer ETF - December (ticker “YDEC”)
FT Vest Nasdaq-100® Buffer ETF - December (ticker “QDEC”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (ticker “XDEC”)
FT Vest Laddered International Moderate Buffer ETF (ticker “BUFY”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund (“ETF”).
The investment objective of QCJA is to seek to provide investors with returns (before fees and expenses) that match the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying Invesco ETF”), up to a predetermined upside cap of 12.08% while providing a buffer (before fees and expenses) against the first 20% of Underlying Invesco ETF losses, over the period (an “Outcome Period”) from January 20, 2026 to January 15, 2027. Prior to January 20, 2026, the Fund’s investment objective included an upside cap of 12.53% and an Outcome Period of January 21, 2025 through January 16, 2026.
The investment objective of XJAN is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the State Street® SPDR® S&P 500® ETF Trust (the “Underlying SPDR ETF”), up to a predetermined upside cap of 9.94% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from January 20, 2026 to January 15, 2027. Prior to January 20, 2026, the Fund’s investment objective included an upside cap of 9.74% and an Outcome Period of January 21, 2025 through January 16, 2026.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
The investment objective of QMFE is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 15.01% while providing a buffer (before fees and expenses) against the first 15% of Underlying Invesco ETF losses, over the period from February 23, 2026 through February 19, 2027. Prior to February 23, 2026, the Fund’s investment objective included an upside cap of 14.52% and an Outcome Period of February 24, 2025 through February 20, 2026.
The investment objective of XFEB is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 10.26% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from February 23, 2026 through February 19, 2027. Prior to February 23, 2026, the Fund’s investment objective included an upside cap of 9.80% and an Outcome Period of February 24, 2025 through February 20, 2026.
The investment objective of YMAR is to seek to provide investors with returns (before fees and expenses) that match the price return of the iShares MSCI EAFE ETF (the “Underlying MSCI ETF”), up to a predetermined upside cap of 15.82% while providing a buffer (before fees and expenses) against the first 15% of Underlying MSCI ETF losses, over the period from March 23, 2026 through March 19, 2027. Prior to March 23, 2026, the Fund’s investment objective included an upside cap of 15.40% and an Outcome Period of March 24, 2025 through March 20, 2026.
The investment objective of QMAR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 20.86% while providing a buffer (before fees and expenses) against the first 10% of Underlying Invesco ETF losses, over the period from March 23, 2026 through March 19, 2027. Prior to March 23, 2026, the Fund’s investment objective included an upside cap of 18.22% and an Outcome Period of March 24, 2025 through March 20, 2026.
The investment objective of XMAR is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 12.22% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from March 23, 2026 through March 19, 2027. Prior to March 23, 2026, the Fund’s investment objective included an upside cap of 10.48% and an Outcome Period of March 24, 2025 through March 20, 2026.
The investment objective of QCAP is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 13.00% while providing a buffer (before fees and expenses) against the first 20% of Underlying Invesco ETF losses, over the period from April 20, 2026 through April 16, 2027. Prior to April 20, 2026, the Fund’s investment objective included an upside cap of 14.77% and an Outcome Period of April 21, 2025 through April 17, 2026.
The investment objective of XAPR is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 10.38% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from April 20, 2026 through April 16, 2027. Prior to April 20, 2026, the Fund’s investment objective included an upside cap of 12.58% and an Outcome Period of April 21, 2025 through April 17, 2026.
The investment objective of QMMY is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 17.69% while providing a buffer (before fees and expenses) against the first 15% of Underlying Invesco ETF losses, over the period from May 18, 2026 through May 21, 2027. Prior to May 18, 2026, the Fund’s investment objective included an upside cap of 15.20% and an Outcome Period of May 19, 2025 through May 15, 2026.
The investment objective of XMAY is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 11.04% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from May 18, 2026 through May 21, 2027. Prior to May 18, 2026, the Fund’s investment objective included an upside cap of 10.38% and an Outcome Period of May 19, 2025 through May 15, 2026.
The investment objective of YJUN is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying MSCI ETF, up to a predetermined upside cap of 14.65% while providing a buffer (before fees and expenses) against

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
the first 15% of Underlying MSCI ETF losses, over the period from June 22, 2026 through June 17, 2027. Prior to June 22, 2026, the Fund’s investment objective included an upside cap of 12.94% and an Outcome Period of June 23, 2025 through June 18, 2026.
The investment objective of QJUN is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 24.97% while providing a buffer (before fees and expenses) against the first 10% of Underlying Invesco ETF losses, over the period from June 22, 2026 through June 17, 2027. Prior to June 22, 2026, the Fund’s investment objective included an upside cap of 18.21% and an Outcome Period of June 23, 2025 through June 18, 2026.
The investment objective of XJUN is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 11.04% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from June 22, 2026 through June 17, 2027. Prior to June 22, 2026, the Fund’s investment objective included an upside cap of 10.58% and an Outcome Period of June 23, 2025 through June 18, 2026.
The investment objective of QCJL is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 16.40% while providing a buffer (before fees and expenses) against the first 20% of Underlying Invesco ETF losses, over the period from July 20, 2026 through July 16, 2027. Prior to July 20, 2026, the Fund’s investment objective included an upside cap of 12.06% and an Outcome Period of July 21, 2025 through July 17, 2026.
The investment objective of XJUL is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 11.40% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from July 20, 2026 through July 16, 2027. Prior to July 20, 2026, the Fund’s investment objective included an upside cap of 10.10% and an Outcome Period of July 21, 2025 through July 17, 2026.
The investment objective of QMAG is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 18.17% while providing a buffer (before fees and expenses) against the first 15% of Underlying Invesco ETF losses, over the period from August 24, 2026 through August 20, 2027. Prior to August 24, 2026, the Fund’s investment objective included an upside cap of 13.94% and an Outcome Period of August 18, 2025 through August 21, 2026.
The investment objective of XAUG is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 11.14% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from August 24, 2026 through August 20, 2027. Prior to August 24, 2026, the Fund’s investment objective included an upside cap of 10.02% and an Outcome Period of August 18, 2025 through August 21, 2026.
The investment objective of YSEP is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying MSCI ETF, up to a predetermined upside cap of 13.14% while providing a buffer (before fees and expenses) against the first 15% of Underlying MSCI ETF losses, over the period from September 22, 2025 to September 18, 2026. Prior to September 22, 2025, the Fund’s investment objective included an upside cap of 13.47% while providing a buffer (before fees and expenses) against the first 15% of Underlying MSCI ETF losses, over the period from September 23, 2024 through September 19, 2025.
The investment objective of QSPT is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 16.97% while providing a buffer (before fees and expenses) against the first 10% of Underlying Invesco ETF losses, over the period from September 22, 2025 to September 18, 2026. Prior to September 22, 2025, the Fund’s investment objective included an upside cap of 17.34% and an Outcome Period of September 23, 2024 through September 19, 2025.
The investment objective of XSEP is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 9.58% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from September 22, 2025 to September 18, 2026. Prior to September 22, 2025, the Fund’s investment objective included an upside cap of 9.42% and an Outcome Period of September 23, 2024 through September 19, 2025.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
The investment objective of QCOC is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 12.41% while providing a buffer (before fees and expenses) against the first 20% of Underlying Invesco ETF losses, over the period from October 20, 2025 through October 16, 2026. Prior to October 20, 2025, the Fund’s investment objective included an upside cap of 12.50% and an Outcome Period of October 21, 2024 through October 17, 2025.
The investment objective of XOCT is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 10.26% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from October 20, 2025 to October 16, 2026. Prior to October 20, 2025, the Fund’s investment objective included an upside cap of 9.68% and an Outcome Period of October 21, 2024 through October 17, 2025.
The investment objective of QMNV is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 16.35% while providing a buffer (before fees and expenses) against the first 15% of Underlying Invesco ETF losses, over the period from November 24, 2025 through November 20, 2026. Prior to November 24, 2025, the Fund’s investment objective included an upside cap of 15.09% and an Outcome Period of November 18, 2024 through November 21, 2025.
The investment objective of XNOV is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 11.06% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from November 24, 2025 through November 20, 2026. Prior to November 24, 2025, the Fund’s investment objective included an upside cap of 10.08% and an Outcome Period of November 18, 2024 through November 21, 2025.
The investment objective of YDEC is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying MSCI ETF, up to a predetermined upside cap of 13.03% while providing a buffer (before fees and expenses) against the first 15% of Underlying MSCI ETF losses, over the period from December 22, 2025 to December 18, 2026. Prior to December 22, 2025, the Fund’s investment objective included an upside cap of 16.82% and an Outcome Period of December 23, 2024 through December 19, 2025.
The investment objective of QDEC is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 18.22% while providing a buffer (before fees and expenses) against the first 10% of Underlying Invesco ETF losses, over the period from December 22, 2025 to December 18, 2026. Prior to December 22, 2025, the Fund’s investment objective included an upside cap of 18.18% and an Outcome Period of December 23, 2024 through December 19, 2025.
The investment objective of XDEC is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 10.06% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from December 22, 2025 to December 18, 2026. Prior to December 22, 2025, the Fund’s investment objective included an upside cap of 10.16% and an Outcome Period of December 23, 2024 through December 19, 2025.
Under normal market conditions, each Fund, except BUFY, will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of a specified reference ETF, either the State Street® SPDR® S&P 500® ETF Trust, the Invesco QQQ TrustSM, Series 1, or the iShares MSCI EAFE ETF (the “Underlying ETF”).
The investment objective of BUFY is to seek to provide investors with capital appreciation. BUFY seeks to achieve its investment objective by providing investors with international developed market equity exposure while attempting to limit downside risk through a laddered portfolio of FT Vest International Equity Moderate Buffer ETFs (the “Underlying International Laddered ETFs”). Under normal market conditions, BUFY will invest substantially all of its assets in Underlying International Laddered ETFs. Unlike the Underlying International Laddered ETFs, BUFY itself does not pursue a target outcome strategy. The buffer is only provided by the Underlying International Laddered ETFs and BUFY itself does not provide any stated buffer against losses. In order to understand BUFY’s strategy and risks, it is important to understand the strategies and risks of the Underlying International Laddered ETFs.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs within 15 minutes before or after the close of the respective exchange, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
ETFs and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
a review of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2026, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.
Each Fund, with the exception of BUFY, purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that each Fund holds that reference the Underlying ETF will give each Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether each Fund purchases or sells the option. The FLEX Options held by each Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by each Fund at August 31, 2026 are FLEX Options.
D. Affiliated Transactions
BUFY invests in securities of affiliated funds. BUFY’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Amounts relating to investments in affiliated funds in BUFY at August 31, 2026, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
FT Vest International Equity Moderate Buffer ETF - March	1,387,587	$9,625,946	$30,051,247	$(1,607,074)	$2,433,186	$215,436	$40,718,741	$—
FT Vest International Equity Moderate Buffer ETF - June	1,483,624	9,595,401	30,280,554	(1,357,139)	2,032,929	210,824	40,762,569	—
FT Vest International Equity Moderate Buffer ETF - September	1,440,135	9,742,958	30,194,304	(1,939,862)	2,552,534	263,492	40,813,426	—
FT Vest International Equity Moderate Buffer ETF - December	1,445,013	9,578,676	30,169,094	(1,304,397)	2,215,563	177,131	40,836,067	—
		$38,542,981	$120,695,199	$(6,208,472)	$9,234,212	$866,883	$163,130,803	$—
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid annually, with the exception of BUFY which is declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods, none of the Funds paid a distribution in 2026 or 2025.
As of the applicable taxable year end, the components of distributable earnings on a tax basis for each Fund were as follows:

	Taxable Year-End	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Vest Nasdaq-100® Conservative Buffer ETF - January	31-Jan-26	$(39,315)	$(3,394,070)	$265,048
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	31-Jan-26	(26,642)	(9,506,094)	17,461
FT Vest Nasdaq-100® Moderate Buffer ETF - February	28-Feb-26	(49,919)	(2,830,312)	(23,789)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	28-Feb-26	(54,545)	(3,488,013)	(54,436)
FT Vest International Equity Moderate Buffer ETF - March	31-Mar-26	(230,659)	(16,362,472)	779,948
FT Vest Nasdaq-100® Buffer ETF - March	31-Mar-26	(1,043,012)	(60,080,483)	(1,299,159)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	31-Mar-26	(338,215)	(35,869,935)	347,746
FT Vest Nasdaq-100® Conservative Buffer ETF - April	30-Apr-26	(122,322)	(5,978,679)	1,240,136
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	30-Apr-26	(116,078)	(6,949,866)	106,745
FT Vest Nasdaq-100® Moderate Buffer ETF - May	31-May-26	(271,495)	(10,216,101)	1,830,958
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	31-May-26	(64,842)	(2,556,379)	162,662
FT Vest International Equity Moderate Buffer ETF - June	30-Jun-26	(600,965)	(17,634,672)	(1,744,800)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
	Taxable Year-End	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Vest Nasdaq-100® Buffer ETF - June	30-Jun-26	$(2,671,596)	$(120,684,314)	$(399,213)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	30-Jun-26	(652,238)	(17,793,474)	65,312
FT Vest Nasdaq-100® Conservative Buffer ETF - July	31-Jul-26	(349,920)	(7,949,544)	(94,008)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	31-Jul-26	(270,299)	(7,690,051)	235,258
FT Vest Nasdaq-100® Moderate Buffer ETF - August	31-Aug-26	(341,024)	(13,960,635)	471,837
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	31-Aug-26	(195,114)	(2,043,922)	90,415
FT Vest International Equity Moderate Buffer ETF - September	30-Sep-25	(610,705)	(9,754,775)	199,062
FT Vest Nasdaq-100® Buffer ETF - September	30-Sep-25	(2,614,493)	(62,383,502)	851,108
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	30-Sep-25	(771,385)	(18,514,042)	152,068
FT Vest Nasdaq-100® Conservative Buffer ETF - October	31-Oct-25	(275,290)	(3,766,363)	544,667
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	31-Oct-25	(635,808)	(16,303,481)	754,009
FT Vest Nasdaq-100® Moderate Buffer ETF - November	30-Nov-25	(329,164)	(1,835,032)	955,424
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	30-Nov-25	(186,075)	(951,017)	396,065
FT Vest International Equity Moderate Buffer ETF - December	31-Dec-25	—	(9,035,323)	247,136
FT Vest Nasdaq-100® Buffer ETF - December	31-Dec-25	—	(62,594,014)	(126,732)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	31-Dec-25	—	(33,372,741)	468,388
FT Vest Laddered International Moderate Buffer ETF	31-Aug-26	(67,978)	—	11,367,210
F. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For YMAR, QMAR, XMAR, YJUN, QJUN, XJUN, XJUL, and XAUG the taxable years ended 2023, 2024, 2025, and 2026 remain open to federal and state audit. For YSEP, QSPT, XSEP, YDEC, QDEC, and XDEC the taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. For XJAN, XFEB, QCAP, XAPR, QMMY, XMAY, QCJL, QMAG, and BUFY the taxable years ended 2024, 2025, and 2026 remain open to federal and state audit. For XOCT and XNOV the taxable years ended 2023, 2024, and 2025 remain open to federal and state audit. For QCJA, and QMFE the taxable years ended 2025 and 2026 remain open to federal and state audit. For QCOC and QMNV the taxable years ended 2024 and 2025 remain open to federal and state audit. As of August 31, 2026, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At each Fund’s applicable taxable year end, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

	Taxable Year End	Non-Expiring Capital Loss Carryforwards
FT Vest Nasdaq-100® Conservative Buffer ETF - January	31-Jan-26	$3,394,070
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	31-Jan-26	9,506,094
FT Vest Nasdaq-100® Moderate Buffer ETF - February	28-Feb-26	2,830,312
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	28-Feb-26	3,488,013
FT Vest International Equity Moderate Buffer ETF - March	31-Mar-26	16,362,472
FT Vest Nasdaq-100® Buffer ETF - March	31-Mar-26	60,080,483
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	31-Mar-26	35,869,935
FT Vest Nasdaq-100® Conservative Buffer ETF - April	30-Apr-26	5,978,679
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	30-Apr-26	6,949,866
FT Vest Nasdaq-100® Moderate Buffer ETF - May	31-May-26	10,216,101
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	31-May-26	2,556,379
FT Vest International Equity Moderate Buffer ETF - June	30-Jun-26	17,634,672
FT Vest Nasdaq-100® Buffer ETF - June	30-Jun-26	120,684,314
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	30-Jun-26	17,793,474
FT Vest Nasdaq-100® Conservative Buffer ETF - July	31-Jul-26	7,949,544
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	31-Jul-26	7,690,051
FT Vest Nasdaq-100® Moderate Buffer ETF - August	31-Aug-26	13,960,635
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	31-Aug-26	2,043,922
FT Vest International Equity Moderate Buffer ETF - September	30-Sep-25	9,754,775
FT Vest Nasdaq-100® Buffer ETF - September	30-Sep-25	62,383,502
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	30-Sep-25	18,514,042
FT Vest Nasdaq-100® Conservative Buffer ETF - October	31-Oct-25	3,766,363
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	31-Oct-25	16,303,481
FT Vest Nasdaq-100® Moderate Buffer ETF - November	30-Nov-25	1,835,032
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	30-Nov-25	951,017
FT Vest International Equity Moderate Buffer ETF - December	31-Dec-25	9,035,323
FT Vest Nasdaq-100® Buffer ETF - December	31-Dec-25	62,594,014
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	31-Dec-25	33,372,741
FT Vest Laddered International Moderate Buffer ETF	31-Aug-26	—
During the applicable taxable year end, the Funds listed below utilized non-expiring capital loss carryforwards in the following amounts:

Capital Loss Utilized
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	$1,579,463
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	15,115,540
FT Vest International Equity Moderate Buffer ETF - June	5,540,396
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	1,543,939
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	1,221,082
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	68,191
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	15,320,684

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following taxable year for federal income tax purposes. At each Fund’s applicable taxable year end, the following Funds incurred and elected to defer net late year ordinary or capital losses as follows:

	Taxable Year End	Qualified Late Year Losses
		Ordinary Losses	Capital Losses
FT Vest Nasdaq-100® Conservative Buffer ETF - January	31-Jan-26	$39,315	$—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	31-Jan-26	26,642	—
FT Vest Nasdaq-100® Moderate Buffer ETF - February	28-Feb-26	49,919	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	28-Feb-26	54,545	—
FT Vest International Equity Moderate Buffer ETF - March	31-Mar-26	230,659	—
FT Vest Nasdaq-100® Buffer ETF - March	31-Mar-26	1,043,012	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	31-Mar-26	338,215	—
FT Vest Nasdaq-100® Conservative Buffer ETF - April	30-Apr-26	122,322	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	30-Apr-26	116,078	—
FT Vest Nasdaq-100® Moderate Buffer ETF - May	31-May-26	271,495	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	31-May-26	64,842	—
FT Vest International Equity Moderate Buffer ETF - June	30-Jun-26	600,965	—
FT Vest Nasdaq-100® Buffer ETF - June	30-Jun-26	2,671,596	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	30-Jun-26	652,238	—
FT Vest Nasdaq-100® Conservative Buffer ETF - July	31-Jul-26	349,920	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	31-Jul-26	270,299	—
FT Vest Nasdaq-100® Moderate Buffer ETF - August	31-Aug-26	341,024	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	31-Aug-26	195,114	—
FT Vest International Equity Moderate Buffer ETF - September	30-Sep-25	610,705	—
FT Vest Nasdaq-100® Buffer ETF - September	30-Sep-25	2,614,493	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	30-Sep-25	771,385	—
FT Vest Nasdaq-100® Conservative Buffer ETF - October	31-Oct-25	275,290	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	31-Oct-25	635,808	—
FT Vest Nasdaq-100® Moderate Buffer ETF - November	30-Nov-25	329,164	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	30-Nov-25	186,075	—
FT Vest Laddered International Moderate Buffer ETF	31-Aug-26	67,978	—

In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For each Fund’s applicable taxable period, the adjustments were as follows:

	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest Nasdaq-100® Conservative Buffer ETF - January	31-Jan-26	$379,519	$(9,362,909)	$8,983,390
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	31-Jan-26	377,341	(6,434,660)	6,057,319
FT Vest Nasdaq-100® Moderate Buffer ETF - February	28-Feb-26	311,738	(10,510,815)	10,199,077
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	28-Feb-26	344,573	(3,596,658)	3,252,085
FT Vest International Equity Moderate Buffer ETF - March	31-Mar-26	1,053,527	(18,412,590)	17,359,063
FT Vest Nasdaq-100® Buffer ETF - March	31-Mar-26	3,850,528	(86,056,770)	82,206,242

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	31-Mar-26	$1,440,088	$(2,963,973)	$1,523,885
FT Vest Nasdaq-100® Conservative Buffer ETF - April	30-Apr-26	327,746	(9,128,260)	8,800,514
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	30-Apr-26	338,853	(7,320,045)	6,981,192
FT Vest Nasdaq-100® Moderate Buffer ETF - May	31-May-26	680,165	(19,188,240)	18,508,075
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	31-May-26	195,059	(3,117,768)	2,922,709
FT Vest International Equity Moderate Buffer ETF - June	30-Jun-26	1,389,474	(12,988,100)	11,598,626
FT Vest Nasdaq-100® Buffer ETF - June	30-Jun-26	4,950,925	(150,150,717)	145,199,792
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	30-Jun-26	1,251,037	(15,786,270)	14,535,233
FT Vest Nasdaq-100® Conservative Buffer ETF - July	31-Jul-26	548,850	(11,676,839)	11,127,989
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	31-Jul-26	424,225	(4,138,241)	3,714,016
FT Vest Nasdaq-100® Moderate Buffer ETF - August	31-Aug-26	335,105	(19,374,019)	19,038,914
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	31-Aug-26	294,952	(2,569,771)	2,274,819
FT Vest International Equity Moderate Buffer ETF - September	30-Sep-25	337,365	(16,872,886)	16,535,521
FT Vest Nasdaq-100® Buffer ETF - September	30-Sep-25	2,540,026	(87,263,466)	84,723,440
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	30-Sep-25	1,090,965	(13,868,527)	12,777,562
FT Vest Nasdaq-100® Conservative Buffer ETF - October	31-Oct-25	52,107	(8,237,140)	8,185,033
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	31-Oct-25	444,202	(9,628,857)	9,184,655
FT Vest Nasdaq-100® Moderate Buffer ETF - November	30-Nov-25	17,418	(6,778,760)	6,761,342
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	30-Nov-25	206,239	(3,542,757)	3,336,518
FT Vest International Equity Moderate Buffer ETF - December	31-Dec-25	649,252	(12,488,328)	11,839,076
FT Vest Nasdaq-100® Buffer ETF - December	31-Dec-25	4,637,052	(95,582,906)	90,945,854
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	31-Dec-25	1,697,488	3,923,510	(5,620,998)
FT Vest Laddered International Moderate Buffer ETF	31-Aug-26	32,379	(872,209)	839,830
As of August 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest Nasdaq-100® Conservative Buffer ETF - January	$77,094,783	$14,279,453	$(8,316,999)	$5,962,454
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	38,042,034	6,636,349	(4,539,167)	2,097,182
FT Vest Nasdaq-100® Moderate Buffer ETF - February	43,528,332	8,712,867	(5,288,950)	3,423,917
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	27,850,370	5,345,493	(3,660,113)	1,685,380
FT Vest International Equity Moderate Buffer ETF - March	151,269,585	23,562,853	(11,898,835)	11,664,018
FT Vest Nasdaq-100® Buffer ETF - March	529,149,844	134,950,083	(70,292,673)	64,657,410

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	$145,097,096	$41,305,011	$(32,064,655)	$9,240,356
FT Vest Nasdaq-100® Conservative Buffer ETF - April	120,985,962	13,891,022	(8,635,962)	5,255,060
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	28,806,319	3,301,574	(2,265,132)	1,036,442
FT Vest Nasdaq-100® Moderate Buffer ETF - May	147,427,164	5,989,387	(3,396,185)	2,593,202
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	18,758,985	1,077,911	(503,663)	574,248
FT Vest International Equity Moderate Buffer ETF - June	142,891,271	6,308,045	(3,523,162)	2,784,883
FT Vest Nasdaq-100® Buffer ETF - June	719,989,251	22,314,934	(26,614,842)	(4,299,908)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	136,329,370	5,632,326	(2,676,658)	2,955,668
FT Vest Nasdaq-100® Conservative Buffer ETF - July	98,333,592	4,189,675	(2,227,333)	1,962,342
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	41,825,124	2,106,620	(1,238,530)	868,090
FT Vest Nasdaq-100® Moderate Buffer ETF - August	79,665,741	1,023,196	(551,359)	471,837
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	25,673,417	254,727	(164,312)	90,415
FT Vest International Equity Moderate Buffer ETF - September	113,621,696	19,021,982	(7,738,255)	11,283,727
FT Vest Nasdaq-100® Buffer ETF - September	566,190,688	125,863,935	(42,828,120)	83,035,815
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	125,926,966	31,085,324	(20,522,446)	10,562,878
FT Vest Nasdaq-100® Conservative Buffer ETF - October	58,177,642	11,011,377	(5,858,084)	5,153,293
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	70,576,904	11,676,315	(8,887,181)	2,789,134
FT Vest Nasdaq-100® Moderate Buffer ETF - November	41,642,710	9,047,908	(4,640,601)	4,407,307
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	54,788,454	8,232,089	(5,607,256)	2,624,833
FT Vest International Equity Moderate Buffer ETF - December	156,660,617	20,756,998	(9,286,230)	11,470,768
FT Vest Nasdaq-100® Buffer ETF - December	631,829,415	124,239,697	(52,736,384)	71,503,313
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	191,643,960	36,789,902	(24,382,087)	12,407,815
FT Vest Laddered International Moderate Buffer ETF	151,801,639	11,370,889	(3,679)	11,367,210
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
H. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen,

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee based on a percentage of each Fund’s average daily net assets. In addition, BUFY incurs a pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”). The total of the unitary management fee and acquired fund fees and expenses represents the total annual operating expenses for BUFY. The annual unitary management fee payable by each Fund, with the exception of XJAN, XFEB, XMAR, XAPR, XMAY, XJUN, XJUL, XAUG, XSEP, XOCT, XNOV, XDEC, and BUFY, to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.90000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.87750%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.85500%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.83250%
Fund net assets greater than $10 billion	0.81000%
For XJAN, XFEB, XMAR, XAPR, XMAY, XJUN, XJUL, XAUG, XSEP, XOCT, XNOV and XDEC, the annual unitary management fee payable by each Fund will be calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
For BUFY, the annual unitary management fee payable by the Fund will be calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.10000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.09750%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.09500%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.09250%
Fund net assets greater than $10 billion up to and including $15 billion	0.09000%
Fund net assets greater than $15 billion	0.08500%
First Trust is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of each Fund’s assets and will pay Vest for its services as the Funds’ sub-advisor a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, less Vest’s 50% share of the expenses for that month. In the event the Sub-Advisor’s share of the expenses exceeds the amount of the sub-advisory fee in any month, the Sub-Advisor will pay the difference to the Advisor. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Vest will be reduced to reflect the reduction in the Advisor’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a single-stock fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2026, the Funds, except BUFY, had no purchases or sales of investments, excluding short-term investments and in-kind transactions. Each Fund, except BUFY, holds options for a target outcome period of approximately one year based on the expiration date of the options, which occurs on the third Friday of the month corresponding to the month in each Fund name. For securities transactions purposes, the options are considered short-term investments.
For the fiscal year ended August 31, 2026, the cost of purchases and proceeds from sales of investments for BUFY, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
FT Vest Laddered International Moderate Buffer ETF	$488,534	$566,092
For the fiscal year ended August 31, 2026, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Vest Nasdaq-100® Conservative Buffer ETF - January	$27,410,633	$58,619,121
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	20,335,495	38,949,913
FT Vest Nasdaq-100® Moderate Buffer ETF - February	9,224,586	53,769,078
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	895,200	23,352,881
FT Vest International Equity Moderate Buffer ETF - March	64,633,873	109,208,061
FT Vest Nasdaq-100® Buffer ETF - March	212,839,154	379,024,568
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	22,726,554	50,586,130
FT Vest Nasdaq-100® Conservative Buffer ETF - April	16,127,371	34,038,209
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	10,110,846	42,923,618
FT Vest Nasdaq-100® Moderate Buffer ETF - May	31,752,253	77,973,847
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	885,958	14,368,314
FT Vest International Equity Moderate Buffer ETF - June	11,888,970	86,612,372
FT Vest Nasdaq-100® Buffer ETF - June	231,694,640	485,558,824
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	32,168,250	92,169,222
FT Vest Nasdaq-100® Conservative Buffer ETF - July	3,766,705	59,941,111
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	23,607,324	37,472,264
FT Vest Nasdaq-100® Moderate Buffer ETF - August	34,094,665	70,092,157
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	22,248,186	30,784,135
FT Vest International Equity Moderate Buffer ETF - September	104,976,813	134,488,264
FT Vest Nasdaq-100® Buffer ETF - September	67,007,416	367,662,864
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	44,904,060	79,758,648
FT Vest Nasdaq-100® Conservative Buffer ETF - October	39,271,882	61,357,697
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	29,467,851	99,846,364
FT Vest Nasdaq-100® Moderate Buffer ETF - November	20,364,431	54,819,413

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
	Purchases	Sales
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	$23,371,007	$18,078,924
FT Vest International Equity Moderate Buffer ETF - December	22,146,046	51,086,494
FT Vest Nasdaq-100® Buffer ETF - December	51,470,444	500,480,039
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	32,177,195	48,895,746
FT Vest Laddered International Moderate Buffer ETF	120,206,665	5,642,380
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at August 31, 2026, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
QCJA
Options contracts	Equity Risk	Options contracts purchased, at value	$89,588,703	Options contracts written, at value	$7,017,467
XJAN
Options contracts	Equity Risk	Options contracts purchased, at value	46,833,347	Options contracts written, at value	6,952,222
QMFE
Options contracts	Equity Risk	Options contracts purchased, at value	50,996,165	Options contracts written, at value	4,395,637
XFEB
Options contracts	Equity Risk	Options contracts purchased, at value	35,070,578	Options contracts written, at value	5,755,698
YMAR
Options contracts	Equity Risk	Options contracts purchased, at value	171,056,701	Options contracts written, at value	9,400,808
QMAR
Options contracts	Equity Risk	Options contracts purchased, at value	650,193,871	Options contracts written, at value	60,592,901
XMAR
Options contracts	Equity Risk	Options contracts purchased, at value	199,498,842	Options contracts written, at value	46,349,496
QCAP
Options contracts	Equity Risk	Options contracts purchased, at value	135,328,756	Options contracts written, at value	10,185,450
XAPR
Options contracts	Equity Risk	Options contracts purchased, at value	34,689,551	Options contracts written, at value	5,128,703
QMMY
Options contracts	Equity Risk	Options contracts purchased, at value	155,401,741	Options contracts written, at value	6,825,120
XMAY
Options contracts	Equity Risk	Options contracts purchased, at value	21,643,996	Options contracts written, at value	2,498,743
YJUN
Options contracts	Equity Risk	Options contracts purchased, at value	148,778,068	Options contracts written, at value	4,651,888

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
QJUN
Options contracts	Equity Risk	Options contracts purchased, at value	$743,972,865	Options contracts written, at value	$36,237,270
XJUN
Options contracts	Equity Risk	Options contracts purchased, at value	155,750,946	Options contracts written, at value	17,864,991
QCJL
Options contracts	Equity Risk	Options contracts purchased, at value	105,512,754	Options contracts written, at value	6,278,547
XJUL
Options contracts	Equity Risk	Options contracts purchased, at value	48,424,835	Options contracts written, at value	6,173,847
QMAG
Options contracts	Equity Risk	Options contracts purchased, at value	84,537,688	Options contracts written, at value	5,347,727
XAUG
Options contracts	Equity Risk	Options contracts purchased, at value	28,756,216	Options contracts written, at value	3,300,309
YSEP
Options contracts	Equity Risk	Options contracts purchased, at value	127,924,832	Options contracts written, at value	3,463,396
QSPT
Options contracts	Equity Risk	Options contracts purchased, at value	668,409,878	Options contracts written, at value	21,056,924
XSEP
Options contracts	Equity Risk	Options contracts purchased, at value	163,061,884	Options contracts written, at value	27,064,013
QCOC
Options contracts	Equity Risk	Options contracts purchased, at value	67,647,303	Options contracts written, at value	4,544,135
XOCT
Options contracts	Equity Risk	Options contracts purchased, at value	87,912,732	Options contracts written, at value	14,825,391
QMNV
Options contracts	Equity Risk	Options contracts purchased, at value	49,331,040	Options contracts written, at value	3,515,194
XNOV
Options contracts	Equity Risk	Options contracts purchased, at value	70,212,737	Options contracts written, at value	13,079,257
YDEC
Options contracts	Equity Risk	Options contracts purchased, at value	173,271,820	Options contracts written, at value	6,114,745
QDEC
Options contracts	Equity Risk	Options contracts purchased, at value	731,700,149	Options contracts written, at value	32,056,727

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
XDEC
Options contracts	Equity Risk	Options contracts purchased, at value	$240,852,356	Options contracts written, at value	$37,910,024
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2026, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	QCJA	XJAN	QMFE	XFEB	YMAR
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$6,372,945	$9,781,339	$6,574,334	$9,328,135	$12,621,529
Written options contracts	(1,138,539)	(5,392,903)	320,476	(4,746,996)	2,253,349
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	5,947,778	1,131,187	2,239,933	(1,331,414)	5,157,173
Written options contracts	(2,163,502)	(706,535)	(1,561,228)	595,110	(1,798,620)

Statements of Operations Location	QMAR	XMAR	QCAP	XAPR	QMMY
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$51,201,758	$32,740,554	$13,329,979	$12,076,168	$18,573,441
Written options contracts	21,698,290	(15,052,954)	(7,717,158)	(8,494,415)	(7,751,977)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	28,861,720	(1,159,702)	(680,834)	(6,201,945)	(6,575,651)
Written options contracts	(6,832,693)	1,445,069	2,904,681	5,914,404	4,988,396

Statements of Operations Location	XMAY	YJUN	QJUN	XJUN	QCJL
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$6,479,397	$24,480,715	$202,348,603	$60,047,734	$11,430,588
Written options contracts	(4,382,723)	(6,563,132)	(100,626,921)	(44,723,622)	(3,203,202)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(2,026,925)	(3,332,888)	(54,172,857)	(13,593,034)	(112,789)
Written options contracts	1,702,901	1,929,528	20,281,872	11,450,436	1,250,607

Statements of Operations Location	XJUL	QMAG	XAUG	YSEP	QSPT
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$15,115,135	$10,485,270	$10,404,066	$11,243,001	$66,307,608
Written options contracts	(9,440,236)	(2,518,281)	(6,613,213)	1,866,731	(5,887,222)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(394,721)	122,581	(286,640)	4,868,996	30,557,710
Written options contracts	472,290	411,321	254,542	(1,528,429)	2,885,400

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026

Statements of Operations Location	XSEP	QCOC	XOCT	QMNV	XNOV
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$26,443,921	$7,019,538	$22,708,663	$5,932,245	$3,621,955
Written options contracts	(17,577,964)	(1,624,774)	(10,112,060)	(437,212)	(1,420,617)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	4,760,475	3,246,203	(3,717,265)	3,291,900	3,588,242
Written options contracts	(2,266,421)	(690,960)	(316,393)	(564,091)	(2,328,375)

Statements of Operations Location	YDEC	QDEC	XDEC
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$15,437,204	$66,935,495	$32,477,437
Written options contracts	(4,384,221)	24,302,654	(13,839,419)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	990,026	39,574,435	9,990,390
Written options contracts	2,351,225	(9,892,146)	(9,281,031)
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal year ended August 31, 2026, on each Fund’s options contracts.

	Premiums for purchased options contracts opened	Premiums for purchased options contracts closed, exercised and expired	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
QCJA	$128,429,896	$96,106,171	$7,839,410	$5,070,546
XJAN	81,916,148	83,507,181	10,389,298	9,747,349
QMFE	86,596,961	80,667,802	4,160,094	3,036,639
XFEB	45,092,558	63,859,911	5,692,220	6,376,826
YMAR	230,847,699	202,588,790	9,844,672	6,072,007
QMAR	980,385,721	846,027,310	63,222,165	48,287,381
XMAR	221,197,377	238,356,358	32,358,378	29,296,452
QCAP	156,430,472	67,979,643	13,970,554	8,300,762
XAPR	42,563,980	72,560,738	7,006,420	15,657,460
QMMY	222,156,855	156,639,646	21,503,681	15,661,321
XMAY	30,918,150	33,380,828	5,144,528	5,203,693
YJUN	212,172,344	231,603,868	9,669,460	9,167,381
QJUN	1,308,564,863	1,174,860,784	126,923,911	109,418,670
XJUN	298,163,877	302,533,290	44,260,560	44,569,284
QCJL	150,318,527	127,136,048	12,915,602	9,851,908
XJUL	83,787,000	88,507,147	9,729,180	9,704,072
QMAG	155,307,109	121,793,284	10,776,069	7,771,597
XAUG	57,253,645	61,509,494	6,018,598	6,169,580
YSEP	258,368,808	230,115,163	5,726,422	4,214,680
QSPT	995,411,200	773,630,768	55,700,158	41,131,634
XSEP	236,777,001	226,365,643	29,183,681	25,303,679
QCOC	125,381,840	98,371,813	8,834,454	6,680,205

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
	Premiums for purchased options contracts opened	Premiums for purchased options contracts closed, exercised and expired	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
XOCT	$169,286,489	$208,562,699	$21,954,683	$21,846,057
QMNV	92,428,571	81,662,006	5,276,566	3,750,167
XNOV	88,130,639	50,281,580	12,620,102	5,351,673
YDEC	215,755,736	124,609,746	9,718,453	6,445,376
QDEC	1,129,044,419	989,090,413	47,958,728	36,326,295
XDEC	288,008,818	271,772,705	35,514,668	31,974,882
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2026 for all the Funds except BUFY, which is September 23, 2026.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:
As of September 21, 2026, the investment objective of YSEP changed to include an upside cap of 15.86% and an Outcome Period of September 21, 2026 through September 17, 2027.
As of September 21, 2026, the investment objective of QSPT changed to include an upside cap of 21.86% and an Outcome Period of September 21, 2026 through September 17, 2027.
As of September 21, 2026, the investment objective of XSEP changed to include an upside cap of 11.19% and an Outcome Period of September 21, 2026 through September 17, 2027.
As of October 19, 2026, the investment objective of QCOC changed to include an upside cap of 15.21% and an Outcome Period of October 19, 2026 through October 15, 2027.
As of October 19, 2026, the investment objective of XOCT changed to include an upside cap of 11.50% and an Outcome Period of October 19, 2026 through October 15, 2027.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FT Vest Nasdaq-100® Conservative Buffer ETF - January, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January, FT Vest Nasdaq-100® Moderate Buffer ETF - February, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February, FT Vest International Equity Moderate Buffer ETF - March, FT Vest Nasdaq-100® Buffer ETF - March, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March, FT Vest Nasdaq-100® Conservative Buffer ETF - April, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April, FT Vest Nasdaq-100® Moderate Buffer ETF - May, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May, FT Vest International Equity Moderate Buffer ETF - June, FT Vest Nasdaq-100® Buffer ETF - June, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June, FT Vest Nasdaq-100® Conservative Buffer ETF - July, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July, FT Vest Nasdaq-100® Moderate Buffer ETF - August, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August, FT Vest International Equity Moderate Buffer ETF - September, FT Vest Nasdaq-100® Buffer ETF - September, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September, FT Vest Nasdaq-100® Conservative Buffer ETF - October, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October, FT Vest Nasdaq-100® Moderate Buffer ETF - November, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November, FT Vest International Equity Moderate Buffer ETF - December, FT Vest Nasdaq-100® Buffer ETF - December, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December, and FT Vest Laddered International Moderate Buffer ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2026, and the related statements of operations for the year then ended, statements of changes in net assets, and financial highlights for the periods indicated in the table below; and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2026, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Changes in Net Assets	Financial Highlights
FT Vest Nasdaq-100® Conservative Buffer ETF - January	For the year ended August 31, 2026, and for the period from January 17, 2025 (commencement of investment operations) through August 31, 2025
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, and for the period from January 19, 2024 (commencement of investment operations) through August 31, 2024
FT Vest Nasdaq-100® Moderate Buffer ETF - February	For the year ended August 31, 2026, and for the period from February 21, 2025 (commencement of investment operations) through August 31, 2025
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, and for the period from February 16, 2024 (commencement of investment operations) through August 31, 2024
FT Vest International Equity Moderate Buffer ETF - March	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, 2024, 2023, and 2022
FT Vest Nasdaq-100® Buffer ETF - March
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, 2024, and for the period from March 17, 2023 (commencement of investment operations) through August 31, 2023
FT Vest Nasdaq-100® Conservative Buffer ETF - April	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, and for the period from April 19, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April
FT Vest Nasdaq-100® Moderate Buffer ETF - May	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, and for the period from May 17, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May

Report of Independent Registered Public Accounting Firm (Continued)
Individual Funds Included in the Trust	Statements of Changes in Net Assets	Financial Highlights
FT Vest International Equity Moderate Buffer ETF - June	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, 2024, 2023, and 2022
FT Vest Nasdaq-100® Buffer ETF - June
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June
FT Vest Nasdaq-100® Conservative Buffer ETF - July	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, and for the period from July 19, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, 2024, and for the period from July 21, 2023 (commencement of investment operations) through August 31, 2023
FT Vest Nasdaq-100® Moderate Buffer ETF - August	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, and for the period from August 16, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, 2024, and for the period from August 18, 2023 (commencement of investment operations) through August 31, 2023
FT Vest International Equity Moderate Buffer ETF - September	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, 2024, 2023, and for the period from September 17, 2021 (commencement of investment operations) through August 31, 2022
FT Vest Nasdaq-100® Buffer ETF - September
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, 2024, and for the period from September 21, 2022 (commencement of investment operations) through August 31, 2023
FT Vest Nasdaq-100® Conservative Buffer ETF - October	For the year ended August 31, 2026, and for the period from October 18, 2024 (commencement of investment operations) through August 31, 2025
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, and for the period from October 20, 2023 (commencement of investment operations) through August 31, 2024
FT Vest Nasdaq-100® Moderate Buffer ETF - November	For the year ended August 31, 2026, and for the period from November 15, 2024 (commencement of investment operations) through August 31, 2025
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, and for the period from November 17, 2023 (commencement of investment operations) through August 31, 2024
FT Vest International Equity Moderate Buffer ETF - December	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, 2024, 2023, and 2022
FT Vest Nasdaq-100® Buffer ETF - December
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	For the years ended August 31, 2026, and 2025	For the years ended August 31, 2026, 2025, 2024, 2023, and for the period from December 17, 2021 (commencement of investment operations) through August 31, 2022
FT Vest Laddered International Moderate Buffer ETF	For the year ended August 31, 2026 and for the period from September 25, 2024 (commencement of investment operations) through August 31, 2025

Report of Independent Registered Public Accounting Firm (Continued)
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
October 21, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended August 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended August 31, 2026.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of each of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Vest International Equity Moderate Buffer ETF – March (YMAR)
FT Vest International Equity Moderate Buffer ETF – June (YJUN)
FT Vest International Equity Moderate Buffer ETF – September (YSEP)
FT Vest International Equity Moderate Buffer ETF – December (YDEC)
FT Vest Laddered International Moderate Buffer ETF (BUFY)
FT Vest Laddered Enhance & Moderate Buffer ETF (BUFX)
FT Vest Nasdaq-100® Buffer ETF – March (QMAR)
FT Vest Nasdaq-100® Buffer ETF – June (QJUN)
FT Vest Nasdaq-100® Buffer ETF – September (QSPT)
FT Vest Nasdaq-100® Buffer ETF – December (QDEC)
FT Vest Nasdaq-100® Conservative Buffer ETF – January (QCJA)
FT Vest Nasdaq-100® Conservative Buffer ETF – April (QCAP)
FT Vest Nasdaq-100® Conservative Buffer ETF – July (QCJL)
FT Vest Nasdaq-100® Conservative Buffer ETF – October (QCOC)
FT Vest Nasdaq-100® Moderate Buffer ETF – February (QMFE)
FT Vest Nasdaq-100® Moderate Buffer ETF – May (QMMY)
FT Vest Nasdaq-100® Moderate Buffer ETF – August (QMAG)
FT Vest Nasdaq-100® Moderate Buffer ETF – November (QMNV)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – January (XJAN)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – February (XFEB)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March (XMAR)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – April (XAPR)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – May (XMAY)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – June (XJUN)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – July (XJUL)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – August (XAUG)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – September (XSEP)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – October (XOCT)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – November (XNOV)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December (XDEC)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including, for Funds with at least one calendar year of performance returns, comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the April 13, 2026 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because each of BUFY and BUFX invests in underlying ETFs in the First Trust Fund Complex, each such Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for each of BUFY and BUFX was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its respective Expense Group and that the total (net) expense ratio for each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for each of BUFY and BUFX was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. For the Funds with at least one calendar year of performance returns, the Board also received and reviewed information comparing each Fund’s performance for periods ended December 31, 2025 to the performance of the funds in its Performance Universe and to that of a benchmark index. The Board noted that all of the Funds, except BUFY and BUFX, are target outcome ETFs and considered information provided by the Sub-Advisor on each Fund’s performance during its respective target outcome period that ended between April 1, 2025 and March 31, 2026 and noted that each Fund delivered on its target outcome objective.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund that commenced operations in 2025 for the period from inception through December 31, 2025 and to each other Fund for the twelve months ended December 31, 2025 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2025. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. In addition, with respect to BUFY and BUFX, the Board considered that the Advisor, as the investment advisor to underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board also noted the Sub-Advisor’s statement that its affiliation with each Fund may position the Sub-Advisor to negotiate more favorable terms, pricing or service levels than it otherwise could and contribute to the Sub-Advisor’s total assets under management. The Board also noted the Sub-Advisor’s statement that the foregoing may enhance its reputation and visibility among institutional investors, consultants and investment professionals. In addition, with respect to BUFY and BUFX, the Board considered that the Sub-Advisor, as the investment sub-advisor to underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
There were no distributions made by any Fund during their applicable taxable period; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.
Disclaimers
The Funds are not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, Nasdaq, Inc., or State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM or State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.
The Funds are not sponsored, endorsed, sold or promoted by iShares MSCI EAFE ETF, BFA, MSCI Inc. or their affiliates. iShares MSCI EAFE ETF, BFA, MSCI Inc. or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLEX Options. iShares MSCI EAFE ETF, BFA, MSCI Inc. or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the Underlying ETF. iShares MSCI EAFE ETF, BFA, MSCI Inc. or their affiliates have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2026

First Trust Exchange-Traded Fund VIII

FT Vest Laddered Buffer ETF (BUFR)
FT Vest Laddered Deep Buffer ETF (BUFD)
FT Vest Laddered Nasdaq Buffer ETF (BUFQ)
FT Vest Laddered Enhance & Moderate Buffer ETF (BUFX)

First Trust Exchange-Traded Fund VIII
Annual Financial Statements and Other Information
August 31, 2026
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Vest Laddered Buffer ETF (BUFR)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets (a) — 99.9%
15,515,974	FT Vest U.S. Equity Buffer ETF - January (b)	$876,497,371
14,021,218	FT Vest U.S. Equity Buffer ETF - February (b)	875,414,746
16,389,602	FT Vest U.S. Equity Buffer ETF - March (b)	876,514,276
18,341,449	FT Vest U.S. Equity Buffer ETF - April (b)	875,070,532
15,239,827	FT Vest U.S. Equity Buffer ETF - May (b)	874,766,070
14,298,971	FT Vest U.S. Equity Buffer ETF - June (b)	875,954,964
14,296,615	FT Vest U.S. Equity Buffer ETF - July (b)	875,381,736
15,157,835	FT Vest U.S. Equity Buffer ETF - August (b)	874,455,501
15,444,641	FT Vest U.S. Equity Buffer ETF - September (b)	875,093,359
16,303,974	FT Vest U.S. Equity Buffer ETF - October (b)	876,809,787
14,618,563	FT Vest U.S. Equity Buffer ETF - November (b)	875,796,648
15,688,838	FT Vest U.S. Equity Buffer ETF - December (b)	876,221,602
	Total Exchange-Traded Funds	10,507,976,592
	(Cost $8,262,887,752)
MONEY MARKET FUNDS — 0.1%
6,568,850	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (c)	6,568,850
	(Cost $6,568,850)

	Total Investments — 100.0%	10,514,545,442
	(Cost $8,269,456,602)
	Net Other Assets and Liabilities — (0.0)%	(811,095)
	Net Assets — 100.0%	$10,513,734,347

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$10,507,976,592	$10,507,976,592	$—	$—
Money Market Funds	6,568,850	6,568,850	—	—
Total Investments	$10,514,545,442	$10,514,545,442	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest Laddered Deep Buffer ETF (BUFD)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets (a) — 99.9%
3,669,982	FT Vest U.S. Equity Deep Buffer ETF - January (b)	$170,562,414
3,312,483	FT Vest U.S. Equity Deep Buffer ETF - February (b)	170,625,999
3,740,027	FT Vest U.S. Equity Deep Buffer ETF - March (b)	170,171,229
4,095,733	FT Vest U.S. Equity Deep Buffer ETF - April (b)	170,505,365
3,554,035	FT Vest U.S. Equity Deep Buffer ETF - May (b)	170,351,650
3,398,520	FT Vest U.S. Equity Deep Buffer ETF - June (b)	170,185,307
3,327,397	FT Vest U.S. Equity Deep Buffer ETF - July (b)	170,529,096
3,578,704	FT Vest U.S. Equity Deep Buffer ETF - August (b)	170,310,523
3,508,576	FT Vest U.S. Equity Deep Buffer ETF - September (b)	170,469,428
3,569,713	FT Vest U.S. Equity Deep Buffer ETF - October (b)	170,168,219
3,248,601	FT Vest U.S. Equity Deep Buffer ETF - November (b)	170,326,749
3,518,761	FT Vest U.S. Equity Deep Buffer ETF - December (b)	170,238,009
	Total Exchange-Traded Funds	2,044,443,988
	(Cost $1,660,795,552)
MONEY MARKET FUNDS — 0.1%
1,657,205	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (c)	1,657,205
	(Cost $1,657,205)

	Total Investments — 100.0%	2,046,101,193
	(Cost $1,662,452,757)
	Net Other Assets and Liabilities — (0.0)%	(161,502)
	Net Assets — 100.0%	$2,045,939,691

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$2,044,443,988	$2,044,443,988	$—	$—
Money Market Funds	1,657,205	1,657,205	—	—
Total Investments	$2,046,101,193	$2,046,101,193	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest Laddered Nasdaq Buffer ETF (BUFQ)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
10,648,438	FT Vest Nasdaq-100® Buffer ETF - March (b)	$403,362,832
11,900,034	FT Vest Nasdaq-100® Buffer ETF - June (b)	398,651,139
11,393,185	FT Vest Nasdaq-100® Buffer ETF - September (b)	406,053,113
11,143,126	FT Vest Nasdaq-100® Buffer ETF - December (b)	403,604,023
	Total Exchange-Traded Funds	1,611,671,107
	(Cost $1,292,655,479)
MONEY MARKET FUNDS — 0.0%
651,271	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (c)	651,271
	(Cost $651,271)

	Total Investments — 100.0%	1,612,322,378
	(Cost $1,293,306,750)
	Net Other Assets and Liabilities — (0.0)%	(131,482)
	Net Assets — 100.0%	$1,612,190,896

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$1,611,671,107	$1,611,671,107	$—	$—
Money Market Funds	651,271	651,271	—	—
Total Investments	$1,612,322,378	$1,612,322,378	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest Laddered Enhance & Moderate Buffer ETF (BUFX)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets (a) — 99.9%
36,170	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (b)	$1,414,790
36,956	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (b)	1,407,469
32,356	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (b)	1,404,736
36,680	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (b)	1,410,896
38,474	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (b)	1,415,451
31,297	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (b)	1,415,272
33,917	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (b)	1,410,774
35,353	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (b)	1,399,268
31,149	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (b)	1,403,574
35,038	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (b)	1,408,006
34,968	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (b)	1,408,336
32,379	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (b)	1,412,537
	Total Exchange-Traded Funds	16,911,109
	(Cost $15,981,667)
MONEY MARKET FUNDS — 0.1%
9,691	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (c)	9,691
	(Cost $9,691)

	Total Investments — 100.0%	16,920,800
	(Cost $15,991,358)
	Net Other Assets and Liabilities — (0.0)%	(1,314)
	Net Assets — 100.0%	$16,919,486

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$16,911,109	$16,911,109	$—	$—
Money Market Funds	9,691	9,691	—	—
Total Investments	$16,920,800	$16,920,800	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

This page intentionally left blank.

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2026

	FT Vest Laddered Buffer ETF (BUFR)	FT Vest Laddered Deep Buffer ETF (BUFD)	FT Vest Laddered Nasdaq Buffer ETF (BUFQ)	FT Vest Laddered Enhance & Moderate Buffer ETF (BUFX)
ASSETS:
Investments, at value - Affiliated	$10,507,976,592	$2,044,443,988	$1,611,671,107	$16,911,109
Investments, at value - Unaffiliated	6,568,850	1,657,205	651,271	9,691
Total investments, at value	10,514,545,442	2,046,101,193	1,612,322,378	16,920,800
Cash	—	530,169	—	—
Receivables:
Capital shares sold	28,051,586	6,057,556	—	—
Dividends	20,010	4,986	1,998	25
Total Assets	10,542,617,038	2,052,693,904	1,612,324,376	16,920,825

LIABILITIES:
Payables:
Investment securities purchased	28,035,478	6,583,528	—	—
Investment advisory fees	847,213	170,685	133,480	1,339
Total Liabilities	28,882,691	6,754,213	133,480	1,339
NET ASSETS	$10,513,734,347	$2,045,939,691	$1,612,190,896	$16,919,486

NET ASSETS consist of:
Paid-in capital	$8,272,554,254	$1,663,046,190	$1,294,088,845	$15,990,741
Par value	2,811,000	675,500	406,000	7,500
Accumulated distributable earnings (loss)	2,238,369,093	382,218,001	317,696,051	921,245
NET ASSETS	$10,513,734,347	$2,045,939,691	$1,612,190,896	$16,919,486
NET ASSET VALUE, per share	$37.40	$30.29	$39.71	$22.56
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	281,100,002	67,550,002	40,600,002	750,002
Investments, at cost - Affiliated	$8,262,887,752	$1,660,795,552	$1,292,655,479	$15,981,667
Investments, at cost - Unaffiliated	$6,568,850	$1,657,205	$651,271	$9,691
Total investments, at cost	$8,269,456,602	$1,662,452,757	$1,293,306,750	$15,991,358
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2026

	FT Vest Laddered Buffer ETF (BUFR)	FT Vest Laddered Deep Buffer ETF (BUFD)	FT Vest Laddered Nasdaq Buffer ETF (BUFQ)	FT Vest Laddered Enhance & Moderate Buffer ETF (BUFX)
INVESTMENT INCOME:
Dividends - Unaffiliated	$112,035	$27,213	$16,540	$98
Total investment income	112,035	27,213	16,540	98

EXPENSES:
Investment advisory fees	8,515,433	1,715,119	1,268,184	10,003
Other expenses	504,098	98,114	72,015	—
Total expenses	9,019,531	1,813,233	1,340,199	10,003
NET INVESTMENT INCOME (LOSS)	(8,907,496)	(1,786,020)	(1,323,659)	(9,905)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	290,209	8,047	(246,518)	90
In-kind redemptions - Affiliated	133,833,645	17,327,222	29,816,826	86,513
Net realized gain (loss)	134,123,854	17,335,269	29,570,308	86,603
Net change in unrealized appreciation (depreciation) on affiliated investments	1,054,318,302	170,922,490	171,348,702	864,044
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,188,442,156	188,257,759	200,919,010	950,647
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,179,534,660	$186,471,739	$199,595,351	$940,742
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	FT Vest Laddered Buffer ETF (BUFR)		FT Vest Laddered Deep Buffer ETF (BUFD)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(8,907,496)	$(6,099,096)	$(1,786,020)	$(1,162,984)
Net realized gain (loss)	134,123,854	107,416,452	17,335,269	26,503,825
Net change in unrealized appreciation (depreciation)	1,054,318,302	552,532,523	170,922,490	90,758,106
Net increase (decrease) in net assets resulting from operations	1,179,534,660	653,849,879	186,471,739	116,098,947

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,409,535,844	2,018,614,336	484,147,325	477,706,397
Cost of shares redeemed	(382,120,095)	(458,861,059)	(60,543,875)	(136,269,014)
Net increase (decrease) in net assets resulting from shareholder transactions	2,027,415,749	1,559,753,277	423,603,450	341,437,383
Total increase (decrease) in net assets	3,206,950,409	2,213,603,156	610,075,189	457,536,330

NET ASSETS:
Beginning of period	7,306,783,938	5,093,180,782	1,435,864,502	978,328,172
End of period	$10,513,734,347	$7,306,783,938	$2,045,939,691	$1,435,864,502

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	222,950,002	172,200,002	52,800,002	39,450,002
Shares sold	68,800,000	66,050,000	16,850,000	18,700,000
Shares redeemed	(10,650,000)	(15,300,000)	(2,100,000)	(5,350,000)
Shares outstanding, end of period	281,100,002	222,950,002	67,550,002	52,800,002

(a)	Inception date is June 24, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest Laddered Nasdaq Buffer ETF (BUFQ)		FT Vest Laddered Enhance & Moderate Buffer ETF (BUFX)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Period Ended 8/31/2025 (a)

$(1,323,659)	$(880,334)	$(9,905)	$(610)
29,570,308	35,578,394	86,603	—
171,348,702	81,152,040	864,044	65,398
199,595,351	115,850,100	940,742	64,788

479,215,124	402,025,928	11,918,873	5,086,177
(106,414,788)	(188,439,471)	(1,091,094)	—
372,800,336	213,586,457	10,827,779	5,086,177
572,395,687	329,436,557	11,768,521	5,150,965

1,039,795,209	710,358,652	5,150,965	—
$1,612,190,896	$1,039,795,209	$16,919,486	$5,150,965

30,550,002	23,800,002	250,002	—
13,000,000	12,850,000	550,000	250,002
(2,950,000)	(6,100,000)	(50,000)	—
40,600,002	30,550,002	750,002	250,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
FT Vest Laddered Buffer ETF (BUFR)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$32.77	$29.58	$25.34	$22.21	$23.30
Income from investment operations:
Net investment income (loss)	(0.04) (a)	(0.03) (a)	(0.05) (a)	(0.05) (a)	(0.03)
Net realized and unrealized gain (loss)	4.67	3.22	4.29	3.18	(1.06)
Total from investment operations	4.63	3.19	4.24	3.13	(1.09)
Net asset value, end of period	$37.40	$32.77	$29.58	$25.34	$22.21
Total return (b)	14.13%	10.78%	16.73%	14.09%	(4.68)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,513,734	$7,306,784	$5,093,181	$1,859,759	$728,564
Ratio of total expenses to average net assets (c)	0.10%	0.18%	0.20%	0.20%	0.20%
Ratio of net expenses to average net assets (c)	0.10%	0.10%	0.19%	0.20%	0.20%
Ratio of net investment income (loss) to average net assets (c)	(0.10)%	(0.10)%	(0.19)%	(0.20)%	(0.20)%
Portfolio turnover rate (d)	1%	1%	1%	1%	2%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Laddered Deep Buffer ETF (BUFD)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$27.19	$24.80	$21.76	$19.79	$20.92
Income from investment operations:
Net investment income (loss)	(0.03) (a)	(0.03) (a)	(0.04) (a)	(0.04) (a)	(0.03)
Net realized and unrealized gain (loss)	3.13	2.42	3.08	2.01	(1.10)
Total from investment operations	3.10	2.39	3.04	1.97	(1.13)
Net asset value, end of period	$30.29	$27.19	$24.80	$21.76	$19.79
Total return (b)	11.40%	9.64%	13.97%	9.95%	(5.40)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,045,940	$1,435,865	$978,328	$613,491	$541,132
Ratio of total expenses to average net assets (c)	0.11% (d)	0.18%	0.20%	0.20%	0.20%
Ratio of net expenses to average net assets (c)	0.11% (d)	0.10%	0.19%	0.20%	0.20%
Ratio of net investment income (loss) to average net assets (c)	(0.10)%	(0.10)%	(0.19)%	(0.20)%	(0.20)%
Portfolio turnover rate (e)	1%	1%	1%	2%	2%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the total and net expense ratios would have been 0.10%.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Laddered Nasdaq Buffer ETF (BUFQ)

	Year Ended August 31,				Period Ended 8/31/2022 (a)
	2026	2025	2024	2023
Net asset value, beginning of period	$34.04	$29.85	$25.52	$21.46	$20.47
Income from investment operations:
Net investment income (loss)	(0.04) (b)	(0.03) (b)	(0.05) (b)	(0.05) (b)	(0.00) (c)
Net realized and unrealized gain (loss)	5.71	4.22	4.38	4.11	0.99 (d)
Total from investment operations	5.67	4.19	4.33	4.06	0.99
Net asset value, end of period	$39.71	$34.04	$29.85	$25.52	$21.46
Total return (e)	16.66%	14.04%	16.97%	18.92%	4.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,612,191	$1,039,795	$710,359	$156,958	$10,730
Ratio of total expenses to average net assets (f)	0.11% (g)	0.18%	0.20%	0.20%	0.20% (h)
Ratio of net expenses to average net assets (f)	0.11% (g)	0.10%	0.19%	0.20%	0.20% (h)
Ratio of net investment income (loss) to average net assets (f)	(0.10)%	(0.10)%	(0.19)%	(0.20)%	(0.20)% (h)
Portfolio turnover rate (i)	2%	1%	1%	1%	0%

(a)	Inception date is June 15, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(e)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(f)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(g)	Includes extraordinary expenses. If these extraordinary expenses were not included, the total and net expense ratios would have been 0.10%.
(h)	Annualized.
(i)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Laddered Enhance & Moderate Buffer ETF (BUFX)

	Year Ended 8/31/2026	Period Ended 8/31/2025 (a)

Net asset value, beginning of period	$20.60	$20.11
Income from investment operations:
Net investment income (loss) (b)	(0.02)	(0.00) (c)
Net realized and unrealized gain (loss)	1.98	0.49
Total from investment operations	1.96	0.49
Net asset value, end of period	$22.56	$20.60
Total return (d)	9.51%	2.44%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$16,919	$5,151
Ratio of total expenses to average net assets (e)	0.10%	0.10% (f)
Ratio of net investment income (loss) to average net assets (e)	(0.10)%	(0.10)% (f)
Portfolio turnover rate (g)	1%	0%

(a)	Inception date is June 24, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(f)	Annualized.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2026

1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the four funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc.

FT Vest Laddered Buffer ETF (ticker “BUFR”)
FT Vest Laddered Deep Buffer ETF (ticker “BUFD”)
FT Vest Laddered Nasdaq Buffer ETF (ticker “BUFQ”)
FT Vest Laddered Enhance & Moderate Buffer ETF (ticker “BUFX”)
Both BUFR and BUFD are diversified series of the Trust. BUFQ and BUFX are non-diversified series of the Trust.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund.
The investment objective of BUFR is to seek to provide investors with capital appreciation. BUFR seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Vest U.S. Equity Buffer ETFs (“FT ETFs”). Under normal market conditions, BUFR will invest substantially all of its assets in the FT ETFs, which seek to provide investors with returns (before fees and expenses) that match the price return of the State Street® SPDR® S&P 500® ETF Trust (“SPY”), up to a predetermined upside cap, while providing a buffer (before fees and expenses) against the first 10% of SPY losses, over a defined one-year period. Unlike the FT ETFs, BUFR itself does not pursue a target outcome strategy. The buffer is only provided by the FT ETFs and BUFR itself does not provide any stated buffer against losses. In order to understand BUFR’s strategy and risks, it is important to understand the strategies and risks of the FT ETFs.
The investment objective of BUFD is to seek to provide investors with capital appreciation. BUFD seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Vest U.S. Equity Deep Buffer ETFs (“FT DB ETFs”). Under normal market conditions, BUFD will invest substantially all of its assets in the FT DB ETFs, which seek to provide investors with returns (before fees and expenses) that match the price return of SPY, up to a predetermined upside cap, while providing a deep buffer (before fees and expenses) against losses between -5% and -30% of SPY, over a defined one-year period. Unlike the FT DB ETFs, BUFD itself does not pursue a target outcome strategy. The buffer is only provided by the FT DB ETFs and BUFD itself does not provide any stated buffer against losses. In order to understand BUFD’s strategy and risks, it is important to understand the strategies and risks of the FT DB ETFs.
The investment objective of BUFQ is to seek to provide investors with capital appreciation. BUFQ seeks to achieve its investment objective by providing investors with large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of four FT Vest Nasdaq-100® Buffer ETFs (“Nasdaq ETFs”). Under normal market conditions, BUFQ will invest substantially all of its assets in the Nasdaq ETFs, which seek to provide investors with returns (before fees and expenses) that match the price return of the Invesco QQQ TrustSM, Series 1 (“QQQ”), up to a predetermined upside cap, while providing a buffer (before fees and expenses) against the first 10% of QQQ losses, over a defined one-year period. Unlike the Nasdaq ETFs, BUFQ itself does not pursue a target outcome strategy. The buffer is only provided by the Nasdaq ETFs and BUFQ itself does not provide any stated buffer against losses. In order to understand BUFQ’s strategy and risks, it is important to understand the strategies and risks of the Nasdaq ETFs.
The investment objective of BUFX is to seek to provide investors with capital appreciation. BUFX seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Vest U.S. Equity Enhance & Moderate Buffer ETFs (the “Underlying Enhance Laddered ETFs”). Under normal market conditions, BUFX will invest substantially all of its assets in Underlying Enhance Laddered ETFs, which seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of SPY, up to a predetermined upside cap, while providing a buffer (before fees and expenses) against the first 15% of SPY losses, over a defined one-year period. Unlike the Underlying Enhance Laddered ETFs, BUFX itself does not pursue a target outcome strategy. The buffer is

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
only provided by the Underlying Enhance Laddered ETFs and BUFX itself does not provide any stated buffer against losses. In order to understand BUFX’s strategy and risks, it is important to understand the strategies and risks of the Underlying Enhance Laddered ETFs.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
a review of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2026, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. Affiliated Transactions
Each of the Funds invests in securities of affiliated funds. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.
Amounts relating to investments in affiliated funds in BUFR at August 31, 2026, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
FT Vest U.S. Equity Buffer ETF - January	15,515,974	$609,956,245	$200,846,918	$(37,830,390)	$92,769,146	$10,755,452	$876,497,371	$—
FT Vest U.S. Equity Buffer ETF - February	14,021,218	608,957,298	201,399,729	(42,847,371)	97,151,420	10,753,670	875,414,746	—
FT Vest U.S. Equity Buffer ETF - March	16,389,602	607,313,263	212,996,882	(60,342,127)	96,830,892	19,715,366	876,514,276	—
FT Vest U.S. Equity Buffer ETF - April	18,341,449	607,059,230	220,172,656	(29,009,585)	67,752,552	9,095,679	875,070,532	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
FT Vest U.S. Equity Buffer ETF - May	15,239,827	$609,090,376	$213,207,355	$(29,062,063)	$71,983,553	$9,546,849	$874,766,070	$—
FT Vest U.S. Equity Buffer ETF - June	14,298,971	608,329,103	217,721,876	(28,979,080)	68,412,648	10,470,417	875,954,964	—
FT Vest U.S. Equity Buffer ETF - July	14,296,615	608,867,173	203,018,125	(35,941,054)	88,372,345	11,065,147	875,381,736	—
FT Vest U.S. Equity Buffer ETF - August	15,157,835	609,334,403	203,134,048	(32,534,789)	84,964,667	9,557,172	874,455,501	—
FT Vest U.S. Equity Buffer ETF - September	15,444,641	609,364,636	205,671,823	(39,753,737)	88,027,759	11,782,878	875,093,359	—
FT Vest U.S. Equity Buffer ETF - October	16,303,974	609,801,530	204,431,753	(49,329,440)	101,494,146	10,411,798	876,809,787	—
FT Vest U.S. Equity Buffer ETF - November	14,618,563	609,353,045	203,974,177	(45,599,767)	97,737,196	10,331,997	875,796,648	—
FT Vest U.S. Equity Buffer ETF - December	15,688,838	609,502,644	200,978,665	(43,719,114)	98,821,978	10,637,429	876,221,602	—
		$7,306,928,946	$2,487,554,007	$(474,948,517)	$1,054,318,302	$134,123,854	$10,507,976,592	$—
Amounts relating to investments in affiliated funds in BUFD at August 31, 2026, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
FT Vest U.S. Equity Deep Buffer ETF - January	3,669,982	$119,679,976	$40,365,241	$(6,026,598)	$15,376,828	$1,166,967	$170,562,414	$—
FT Vest U.S. Equity Deep Buffer ETF - February	3,312,483	119,777,012	40,339,440	(6,511,476)	15,763,929	1,257,094	170,625,999	—
FT Vest U.S. Equity Deep Buffer ETF - March	3,740,027	119,400,833	41,446,096	(8,177,187)	15,444,195	2,057,292	170,171,229	—
FT Vest U.S. Equity Deep Buffer ETF - April	4,095,733	119,398,792	43,024,830	(3,940,804)	11,107,577	914,970	170,505,365	—
FT Vest U.S. Equity Deep Buffer ETF - May	3,554,035	119,506,308	41,888,971	(4,161,095)	12,076,120	1,041,346	170,351,650	—
FT Vest U.S. Equity Deep Buffer ETF - June	3,398,520	119,317,822	42,306,355	(3,995,651)	11,387,350	1,169,431	170,185,307	—
FT Vest U.S. Equity Deep Buffer ETF - July	3,327,397	119,579,157	40,587,418	(5,433,120)	14,184,253	1,611,388	170,529,096	—
FT Vest U.S. Equity Deep Buffer ETF - August	3,578,704	119,716,661	40,658,851	(5,161,406)	13,922,565	1,173,852	170,310,523	—
FT Vest U.S. Equity Deep Buffer ETF - September	3,508,576	119,626,542	41,445,373	(6,300,587)	14,016,022	1,682,078	170,469,428	—
FT Vest U.S. Equity Deep Buffer ETF - October	3,569,713	119,839,898	41,024,418	(7,791,665)	15,660,650	1,434,918	170,168,219	—
FT Vest U.S. Equity Deep Buffer ETF - November	3,248,601	119,735,144	41,040,960	(9,149,851)	16,260,583	2,439,913	170,326,749	—
FT Vest U.S. Equity Deep Buffer ETF - December	3,518,761	119,687,822	40,380,229	(6,938,480)	15,722,418	1,386,020	170,238,009	—
		$1,435,265,967	$494,508,182	$(73,587,920)	$170,922,490	$17,335,269	$2,044,443,988	$—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Amounts relating to investments in affiliated funds in BUFQ at August 31, 2026, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
FT Vest Nasdaq-100® Buffer ETF - March	10,648,438	$258,946,998	$121,669,949	$(35,101,857)	$49,570,014	$8,277,728	$403,362,832	$—
FT Vest Nasdaq-100® Buffer ETF - June	11,900,034	259,080,635	133,985,329	(25,025,321)	24,588,265	6,022,231	398,651,139	—
FT Vest Nasdaq-100® Buffer ETF - September	11,393,185	260,614,673	121,797,600	(28,998,333)	46,326,762	6,312,411	406,053,113	—
FT Vest Nasdaq-100® Buffer ETF - December	11,143,126	260,848,651	123,130,007	(40,196,234)	50,863,661	8,957,938	403,604,023	—
		$1,039,490,957	$500,582,885	$(129,321,745)	$171,348,702	$29,570,308	$1,611,671,107	$—
Amounts relating to investments in affiliated funds in BUFX at August 31, 2026, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	36,170	$430,775	$1,006,932	$(104,071)	$73,850	$7,304	$1,414,790	$—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	36,956	430,856	1,006,307	(113,463)	76,233	7,536	1,407,469	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	32,356	427,435	997,512	(114,279)	85,338	8,730	1,404,736	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	36,680	426,167	1,016,602	(100,788)	63,796	5,119	1,410,896	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	38,474	429,247	1,014,225	(98,604)	63,851	6,732	1,415,451	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	31,297	428,311	1,015,664	(96,788)	61,472	6,613	1,415,272	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	33,917	428,319	993,167	(92,619)	74,804	7,103	1,410,774	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	35,353	426,856	995,368	(95,363)	65,507	6,900	1,399,268	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	31,149	428,941	999,369	(100,756)	69,314	6,706	1,403,574	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	35,038	431,484	1,004,387	(110,805)	75,191	7,749	1,408,006	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	34,968	429,872	1,005,120	(114,654)	79,485	8,513	1,408,336	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	32,379	430,927	1,002,546	(103,737)	75,203	7,598	1,412,537	—
		$5,149,190	$12,057,199	$(1,245,927)	$864,044	$86,603	$16,911,109	$—
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
There were no distributions paid during the fiscal years ended August 31, 2026 and August 31, 2025.
As of August 31, 2026, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Vest Laddered Buffer ETF	$(5,869,485)	$—	$2,244,238,578
FT Vest Laddered Deep Buffer ETF	(1,183,284)	—	383,401,285
FT Vest Laddered Nasdaq Buffer ETF	(891,513)	—	318,587,564
FT Vest Laddered Enhance & Moderate Buffer ETF	(7,678)	—	928,923
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For all of the Funds except BUFX, the taxable years ended 2023, 2024, 2025, and 2026 remain open to federal and state audit. For BUFX, the taxable years ended 2025 and 2026 remain open to federal and state audit. As of August 31, 2026, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2026, the Funds had no capital loss carryforwards available for federal income tax purposes.
Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following taxable year for federal income tax purposes. At August 31, 2026, the following Funds incurred and elected to defer net late year ordinary or capital losses as follows:

	Qualified Late Year Losses
	Ordinary Losses	Capital Losses
FT Vest Laddered Buffer ETF	$5,869,485	$—
FT Vest Laddered Deep Buffer ETF	1,183,284	—
FT Vest Laddered Nasdaq Buffer ETF	891,513	—
FT Vest Laddered Enhance & Moderate Buffer ETF	7,678	—

In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2026, the adjustments for each Fund were as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest Laddered Buffer ETF	$7,289,732	$(133,982,035)	$126,692,303
FT Vest Laddered Deep Buffer ETF	1,420,762	(17,341,574)	15,920,812
FT Vest Laddered Nasdaq Buffer ETF	1,053,110	(29,822,090)	28,768,980
FT Vest Laddered Enhance & Moderate Buffer ETF	2,227	(87,122)	84,895
As of August 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest Laddered Buffer ETF	$8,270,306,864	$2,244,269,756	$(31,178)	$2,244,238,578
FT Vest Laddered Deep Buffer ETF	1,662,699,908	383,411,699	(10,414)	383,401,285
FT Vest Laddered Nasdaq Buffer ETF	1,293,734,814	318,860,110	(272,546)	318,587,564
FT Vest Laddered Enhance & Moderate Buffer ETF	15,991,877	929,370	(447)	928,923
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
G. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee based on a percentage of each Fund’s average daily net assets. In addition, each Fund incurs pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”). The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.10000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.09750%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.09500%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.09250%
Fund net assets greater than $10 billion up to and including $15 billion	0.09000%
Fund net assets greater than $15 billion	0.08500%

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
First Trust is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of each Fund’s assets and will pay Vest for its services as the Funds’ sub-advisor a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, less Vest’s 50% share of each Fund’s expenses for that month. In the event the Sub-Advisor’s share of the expenses exceeds the amount of the sub-advisory fee in any month, the Sub-Advisor will pay the difference to the Advisor. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Vest will be reduced to reflect the reduction in the Advisor’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a single-stock fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2026, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
FT Vest Laddered Buffer ETF	$78,799,318	$92,990,165
FT Vest Laddered Deep Buffer ETF	10,538,746	13,066,721
FT Vest Laddered Nasdaq Buffer ETF	21,537,394	24,071,232
FT Vest Laddered Enhance & Moderate Buffer ETF	141,272	155,165
For the fiscal year ended August 31, 2026, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Vest Laddered Buffer ETF	$2,408,754,689	$381,958,352
FT Vest Laddered Deep Buffer ETF	483,969,436	60,521,199
FT Vest Laddered Nasdaq Buffer ETF	479,045,491	105,250,513
FT Vest Laddered Enhance & Moderate Buffer ETF	11,915,927	1,090,762
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2026 for BUFR, BUFD and BUFQ; and June 16, 2027 for BUFX.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Exchange-Traded Fund VIII comprising the FT Vest Laddered Buffer ETF, FT Vest Laddered Deep Buffer ETF, FT Vest Laddered Nasdaq Buffer ETF, and FT Vest Laddered Enhance & Moderate Buffer ETF (the “Funds”), including the portfolios of investments, as of August 31, 2026, the related statements of operations for the year then ended, statements of changes in net assets and financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the First Trust Exchange-Traded Fund VIII as of August 31, 2026, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Changes in Net Assets	Financial Highlights
FT Vest Laddered Buffer ETF	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, 2024, 2023, and 2022
FT Vest Laddered Deep Buffer ETF	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, 2024, 2023, and 2022
FT Vest Laddered Nasdaq Buffer ETF	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, 2024, and 2023, and for the period from June 15, 2022 (commencement of investment operations) through August 31, 2022
FT Vest Laddered Enhance & Moderate Buffer ETF	For the year ended August 31, 2026, and for the period from June 24, 2025 (commencement of investment operations) through August 31, 2025
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
October 21, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended August 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended August 31, 2026.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of each of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Vest Laddered Buffer ETF (BUFR)
FT Vest Laddered Deep Buffer ETF (BUFD)
FT Vest Laddered Nasdaq Buffer ETF (BUFQ)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the April 13, 2026 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because each Fund invests in underlying ETFs in the First Trust Fund Complex, it incurs acquired fund fees and expenses, which are not payable out of the unitary fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for each Fund was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its respective Expense Group. The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for each Fund was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that each Fund’s Expense Group included both actively-managed ETFs and passively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. The Board noted that it had approved a fee reduction for each Fund effective June 30, 2025. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board also received and reviewed information comparing each Fund’s performance for periods ended December 31, 2025 to the performance of the funds in its respective Performance Universe and to that of a benchmark index.

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2025 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. In addition, the Board considered that the Advisor, as the investment advisor to underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board also noted the Sub-Advisor’s statement that its affiliation with each Fund may position the Sub-Advisor to negotiate more favorable terms, pricing or service levels than it otherwise could and contribute to the Sub-Advisor’s total assets under management. The Board also noted the Sub-Advisor’s statement that the foregoing may enhance its reputation and visibility among institutional investors, consultants and investment professionals. In addition, the Sub-Advisor, as the investment sub-advisor to underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement,

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of each of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Vest International Equity Moderate Buffer ETF – March (YMAR)
FT Vest International Equity Moderate Buffer ETF – June (YJUN)
FT Vest International Equity Moderate Buffer ETF – September (YSEP)
FT Vest International Equity Moderate Buffer ETF – December (YDEC)
FT Vest Laddered International Moderate Buffer ETF (BUFY)
FT Vest Laddered Enhance & Moderate Buffer ETF (BUFX)
FT Vest Nasdaq-100® Buffer ETF – March (QMAR)
FT Vest Nasdaq-100® Buffer ETF – June (QJUN)
FT Vest Nasdaq-100® Buffer ETF – September (QSPT)
FT Vest Nasdaq-100® Buffer ETF – December (QDEC)
FT Vest Nasdaq-100® Conservative Buffer ETF – January (QCJA)
FT Vest Nasdaq-100® Conservative Buffer ETF – April (QCAP)
FT Vest Nasdaq-100® Conservative Buffer ETF – July (QCJL)
FT Vest Nasdaq-100® Conservative Buffer ETF – October (QCOC)
FT Vest Nasdaq-100® Moderate Buffer ETF – February (QMFE)
FT Vest Nasdaq-100® Moderate Buffer ETF – May (QMMY)
FT Vest Nasdaq-100® Moderate Buffer ETF – August (QMAG)
FT Vest Nasdaq-100® Moderate Buffer ETF – November (QMNV)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – January (XJAN)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – February (XFEB)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March (XMAR)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – April (XAPR)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – May (XMAY)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – June (XJUN)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – July (XJUL)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – August (XAUG)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – September (XSEP)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – October (XOCT)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – November (XNOV)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December (XDEC)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including, for Funds with at least one calendar year of performance returns, comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the April 13, 2026 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because each of BUFY and BUFX invests in underlying ETFs in the First Trust Fund Complex, each such Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for each of BUFY and BUFX was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its respective Expense Group and that the total (net) expense ratio for each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for each of BUFY and BUFX was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. For the Funds with at least one calendar year of performance returns, the Board also received and reviewed information comparing each Fund’s performance for periods ended December 31, 2025 to the performance of the funds in its Performance Universe and to that of a benchmark index. The Board noted that all of the Funds, except BUFY and BUFX, are target outcome ETFs and considered information provided by the Sub-Advisor on each Fund’s performance during its respective target outcome period that ended between April 1, 2025 and March 31, 2026 and noted that each Fund delivered on its target outcome objective.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund that commenced operations in 2025 for the period from inception through December 31, 2025 and to each other Fund for the twelve months ended December 31, 2025 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2025. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. In addition, with respect to BUFY and BUFX, the Board considered that the Advisor, as the investment advisor to underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
parent company. The Board also noted the Sub-Advisor’s statement that its affiliation with each Fund may position the Sub-Advisor to negotiate more favorable terms, pricing or service levels than it otherwise could and contribute to the Sub-Advisor’s total assets under management. The Board also noted the Sub-Advisor’s statement that the foregoing may enhance its reputation and visibility among institutional investors, consultants and investment professionals. In addition, with respect to BUFY and BUFX, the Board considered that the Sub-Advisor, as the investment sub-advisor to underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VIII funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2025, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $4,256,756. This figure is comprised of $121,093 paid (or to be paid) in fixed compensation and $4,135,663 paid (or to be paid) in variable compensation. There were a total of 23 beneficiaries of the remuneration described above. Those amounts include $2,189,150 paid (or to be paid) to senior management of First Trust Advisors L.P. and $2,067,606 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
There were no distributions made by any Fund during the taxable year ended August 31, 2026; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
Disclaimers
FT Vest Laddered Buffer ETF
FT Vest Laddered Deep Buffer ETF
FT Vest Laddered Enhance & Moderate Buffer ETF
Each Fund is not sponsored, endorsed, sold or promoted by State Street® SPDR® S&P 500® ETF Trust, PDR, or Standard & Poor’s (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to each Fund. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in each Fund or results to be obtained by each Fund, shareholders or any other person or entity from use of the State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of each Fund.
FT Vest Laddered Nasdaq Buffer ETF
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, Nasdaq, Inc. or their affiliates. Invesco QQQ TrustSM, Series 1, Invesco, Nasdaq, Inc. or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the Flexible EXchange Options® (“FLEX Options”). Invesco QQQ TrustSM, Series 1, Invesco, Nasdaq, Inc. or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the QQQ. Invesco QQQ TrustSM, Series 1, Invesco, Nasdaq, Inc. or their affiliates have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2026

First Trust Exchange-Traded Fund VIII

FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)
FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)
FT Vest U.S. Small Cap Moderate Buffer ETF - February (SFEB)
FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)
FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)
FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)
FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)
FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)
FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)
FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)
FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)
FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)
FT Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)
FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE)
FT Vest U.S. Equity Moderate Buffer ETF - September (GSEP)
FT Vest U.S. Equity Moderate Buffer ETF - October (GOCT)
FT Vest U.S. Equity Moderate Buffer ETF - November (GNOV)
FT Vest U.S. Small Cap Moderate Buffer ETF - November (SNOV)
FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE)
FT Vest U.S. Equity Moderate Buffer ETF - December (GDEC)
FT Vest Laddered Moderate Buffer ETF (BUFZ)
FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)

First Trust Exchange-Traded Fund VIII
Annual Financial Statements and Other Information
August 31, 2026
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
2,759,839	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$2,759,839
	(Cost $2,759,839)
	Total Investments — 0.6%	2,759,839
	(Cost $2,759,839)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.6%
	Call Options Purchased — 102.5%
5,943	State Street® SPDR® S&P 500® ETF Trust	$455,857,815	$6.94	01/15/27	449,506,531
	(Cost $404,215,743)
	Put Options Purchased — 1.1%
5,943	State Street® SPDR® S&P 500® ETF Trust	455,857,815	691.68	01/15/27	4,889,960
	(Cost $23,413,555)
	Total Purchased Options				454,396,491
	(Cost $427,629,298)
WRITTEN OPTIONS — (4.1)%
	Call Options Written — (3.7)%
(5,943)	State Street® SPDR® S&P 500® ETF Trust	(455,857,815)	773.37	01/15/27	(16,552,860)
	(Premiums received $9,778,882)
	Put Options Written — (0.4)%
(5,943)	State Street® SPDR® S&P 500® ETF Trust	(455,857,815)	587.93	01/15/27	(1,684,365)
	(Premiums received $9,946,060)
	Total Written Options				(18,237,225)
	(Premiums received $19,724,942)
	Net Other Assets and Liabilities — (0.1)%				(307,834)
	Net Assets — 100.0%				$438,611,271

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,759,839	$2,759,839	$—	$—
Purchased Options	454,396,491	—	454,396,491	—
Total	$457,156,330	$2,759,839	$454,396,491	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(18,237,225)	$—	$(18,237,225)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
2,561,102	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$2,561,102
	(Cost $2,561,102)
	Total Investments — 0.7%	2,561,102
	(Cost $2,561,102)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.6%
	Call Options Purchased — 103.2%
5,206	State Street® SPDR® S&P 500® ETF Trust	$399,326,230	$6.91	02/19/27	393,974,202
	(Cost $352,115,290)
	Put Options Purchased — 1.4%
5,206	State Street® SPDR® S&P 500® ETF Trust	399,326,230	689.45	02/19/27	5,319,907
	(Cost $22,414,155)
	Total Purchased Options				399,294,109
	(Cost $374,529,445)
WRITTEN OPTIONS — (5.2)%
	Call Options Written — (4.7)%
(5,206)	State Street® SPDR® S&P 500® ETF Trust	(399,326,230)	772.53	02/19/27	(17,993,966)
	(Premiums received $8,899,878)
	Put Options Written — (0.5)%
(5,206)	State Street® SPDR® S&P 500® ETF Trust	(399,326,230)	586.04	02/19/27	(1,970,627)
	(Premiums received $9,734,651)
	Total Written Options				(19,964,593)
	(Premiums received $18,634,529)
	Net Other Assets and Liabilities — (0.1)%				(267,253)
	Net Assets — 100.0%				$381,623,365

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,561,102	$2,561,102	$—	$—
Purchased Options	399,294,109	—	399,294,109	—
Total	$401,855,211	$2,561,102	$399,294,109	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(19,964,593)	$—	$(19,964,593)	$—
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - February (SFEB)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
892,509	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$892,509
	(Cost $892,509)
	Total Investments — 0.7%	892,509
	(Cost $892,509)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.2%
	Call Options Purchased — 101.3%
4,538	iShares Russell 2000 ETF	$133,385,434	$2.65	02/19/27	131,321,325
	(Cost $118,569,439)
	Put Options Purchased — 1.9%
4,538	iShares Russell 2000 ETF	133,385,434	264.61	02/19/27	2,484,918
	(Cost $9,522,980)
	Total Purchased Options				133,806,243
	(Cost $128,092,419)
WRITTEN OPTIONS — (3.8)%
	Call Options Written — (3.2)%
(4,538)	iShares Russell 2000 ETF	(133,385,434)	310.55	02/19/27	(4,151,862)
	(Premiums received $4,346,498)
	Put Options Written — (0.6)%
(4,538)	iShares Russell 2000 ETF	(133,385,434)	224.92	02/19/27	(806,856)
	(Premiums received $4,019,133)
	Total Written Options				(4,958,718)
	(Premiums received $8,365,631)
	Net Other Assets and Liabilities — (0.1)%				(96,962)
	Net Assets — 100.0%				$129,643,072

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$892,509	$892,509	$—	$—
Purchased Options	133,806,243	—	133,806,243	—
Total	$134,698,752	$892,509	$133,806,243	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(4,958,718)	$—	$(4,958,718)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)
Portfolio of Investments
August 31, 2026

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 4.1%
$178,600	U.S. Treasury Bill	(a)	10/01/26	$178,052
178,600	U.S. Treasury Bill	(a)	10/29/26	177,522
178,600	U.S. Treasury Bill	(a)	11/27/26	176,987
178,600	U.S. Treasury Bill	(a)	12/24/26	176,453
178,600	U.S. Treasury Bill	(a)	01/21/27	175,917
178,600	U.S. Treasury Bill	(a)	02/18/27	175,356
178,600	U.S. Treasury Bill	(a)	03/18/27	174,903
	Total U.S. Treasury Bills			1,235,190
	(Cost $1,235,751)

Shares	Description	Value
MONEY MARKET FUNDS — 1.4%
408,462	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (b)	408,462
	(Cost $408,462)
	Total Investments — 5.5%	1,643,652
	(Cost $1,644,213)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 116.1%
	Call Options Purchased — 114.8%
451	State Street® SPDR® S&P 500® ETF Trust	$34,593,955	$0.06	03/19/27	34,368,198
	(Cost $28,958,506)
	Put Options Purchased — 1.3%
451	State Street® SPDR® S&P 500® ETF Trust	34,593,955	648.56	03/19/27	373,049
	(Cost $2,050,944)
	Total Purchased Options				34,741,247
	(Cost $31,009,450)
WRITTEN OPTIONS — (21.5)%
	Call Options Written — (20.8)%
(451)	State Street® SPDR® S&P 500® ETF Trust	(34,593,955)	648.56	03/19/27	(6,216,652)
	(Premiums received $2,944,783)
	Put Options Written — (0.7)%
(451)	State Street® SPDR® S&P 500® ETF Trust	(34,593,955)	583.70	03/19/27	(209,210)
	(Premiums received $1,236,395)
	Total Written Options				(6,425,862)
	(Premiums received $4,181,178)
	Net Other Assets and Liabilities — (0.1)%				(20,505)
	Net Assets — 100.0%				$29,938,532

(a)	Zero coupon security.
(b)	Rate shown reflects yield as of August 31, 2026.
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)
Portfolio of Investments (Continued)
August 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$1,235,190	$—	$1,235,190	$—
Money Market Funds	408,462	408,462	—	—
Total Investments	1,643,652	408,462	1,235,190	—
Purchased Options	34,741,247	—	34,741,247	—
Total	$36,384,899	$408,462	$35,976,437	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(6,425,862)	$—	$(6,425,862)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
2,903,288	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$2,903,288
	(Cost $2,903,288)
	Total Investments — 0.7%	2,903,288
	(Cost $2,903,288)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 108.5%
	Call Options Purchased — 107.3%
5,667	State Street® SPDR® S&P 500® ETF Trust	$434,687,235	$6.51	03/19/27	428,304,606
	(Cost $361,149,248)
	Put Options Purchased — 1.2%
5,667	State Street® SPDR® S&P 500® ETF Trust	434,687,235	648.59	03/19/27	4,688,819
	(Cost $24,456,649)
	Total Purchased Options				432,993,425
	(Cost $385,605,897)
WRITTEN OPTIONS — (9.1)%
	Call Options Written — (8.6)%
(5,667)	State Street® SPDR® S&P 500® ETF Trust	(434,687,235)	740.04	03/19/27	(34,581,111)
	(Premiums received $9,411,308)
	Put Options Written — (0.5)%
(5,667)	State Street® SPDR® S&P 500® ETF Trust	(434,687,235)	551.30	03/19/27	(2,015,695)
	(Premiums received $11,189,715)
	Total Written Options				(36,596,806)
	(Premiums received $20,601,023)
	Net Other Assets and Liabilities — (0.1)%				(277,287)
	Net Assets — 100.0%				$399,022,620

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,903,288	$2,903,288	$—	$—
Purchased Options	432,993,425	—	432,993,425	—
Total	$435,896,713	$2,903,288	$432,993,425	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(36,596,806)	$—	$(36,596,806)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
2,462,776	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$2,462,776
	(Cost $2,462,776)
	Total Investments — 0.8%	2,462,776
	(Cost $2,462,776)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.0%
	Call Options Purchased — 101.7%
3,963	State Street® SPDR® S&P 500® ETF Trust	$303,981,915	$7.12	04/16/27	299,291,110
	(Cost $277,441,713)
	Put Options Purchased — 2.3%
3,963	State Street® SPDR® S&P 500® ETF Trust	303,981,915	710.16	04/16/27	6,646,863
	(Cost $16,350,622)
	Total Purchased Options				305,937,973
	(Cost $293,792,335)
WRITTEN OPTIONS — (4.7)%
	Call Options Written — (3.9)%
(3,963)	State Street® SPDR® S&P 500® ETF Trust	(303,981,915)	797.79	04/16/27	(11,404,127)
	(Premiums received $7,379,828)
	Put Options Written — (0.8)%
(3,963)	State Street® SPDR® S&P 500® ETF Trust	(303,981,915)	603.64	04/16/27	(2,530,772)
	(Premiums received $7,169,815)
	Total Written Options				(13,934,899)
	(Premiums received $14,549,643)
	Net Other Assets and Liabilities — (0.1)%				(202,931)
	Net Assets — 100.0%				$294,262,919

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,462,776	$2,462,776	$—	$—
Purchased Options	305,937,973	—	305,937,973	—
Total	$308,400,749	$2,462,776	$305,937,973	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(13,934,899)	$—	$(13,934,899)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.9%
4,648,253	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$4,648,253
	(Cost $4,648,253)
	Total Investments — 0.9%	4,648,253
	(Cost $4,648,253)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.5%
	Call Options Purchased — 99.2%
6,792	State Street® SPDR® S&P 500® ETF Trust	$520,980,360	$7.41	05/21/27	512,626,200
	(Cost $493,604,677)
	Put Options Purchased — 3.3%
6,792	State Street® SPDR® S&P 500® ETF Trust	520,980,360	739.19	05/21/27	17,088,672
	(Cost $28,886,768)
	Total Purchased Options				529,714,872
	(Cost $522,491,445)
WRITTEN OPTIONS — (3.3)%
	Call Options Written — (2.1)%
(6,792)	State Street® SPDR® S&P 500® ETF Trust	(520,980,360)	841.42	05/21/27	(11,288,304)
	(Premiums received $12,703,165)
	Put Options Written — (1.2)%
(6,792)	State Street® SPDR® S&P 500® ETF Trust	(520,980,360)	628.31	05/21/27	(6,126,384)
	(Premiums received $12,702,912)
	Total Written Options				(17,414,688)
	(Premiums received $25,406,077)
	Net Other Assets and Liabilities — (0.1)%				(289,508)
	Net Assets — 100.0%				$516,658,929

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$4,648,253	$4,648,253	$—	$—
Purchased Options	529,714,872	—	529,714,872	—
Total	$534,363,125	$4,648,253	$529,714,872	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(17,414,688)	$—	$(17,414,688)	$—
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.9%
1,044,817	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,044,817
	(Cost $1,044,817)
	Total Investments — 0.9%	1,044,817
	(Cost $1,044,817)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.2%
	Call Options Purchased — 99.3%
3,868	iShares Russell 2000 ETF	$113,692,124	$2.78	05/21/27	111,720,605
	(Cost $106,322,621)
	Put Options Purchased — 3.9%
3,868	iShares Russell 2000 ETF	113,692,124	277.60	05/21/27	4,344,692
	(Cost $8,076,414)
	Total Purchased Options				116,065,297
	(Cost $114,399,035)
WRITTEN OPTIONS — (4.0)%
	Call Options Written — (2.6)%
(3,868)	iShares Russell 2000 ETF	(113,692,124)	330.76	05/21/27	(2,970,508)
	(Premiums received $4,052,904)
	Put Options Written — (1.4)%
(3,868)	iShares Russell 2000 ETF	(113,692,124)	235.96	05/21/27	(1,578,376)
	(Premiums received $3,574,299)
	Total Written Options				(4,548,884)
	(Premiums received $7,627,203)
	Net Other Assets and Liabilities — (0.1)%				(82,262)
	Net Assets — 100.0%				$112,478,968

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,044,817	$1,044,817	$—	$—
Purchased Options	116,065,297	—	116,065,297	—
Total	$117,110,114	$1,044,817	$116,065,297	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(4,548,884)	$—	$(4,548,884)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)
Portfolio of Investments
August 31, 2026

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 6.0%
$292,400	U.S. Treasury Bill	(a)	09/01/26	$292,400
292,400	U.S. Treasury Bill	(a)	10/01/26	291,504
292,400	U.S. Treasury Bill	(a)	10/29/26	290,636
292,400	U.S. Treasury Bill	(a)	11/27/26	289,758
292,400	U.S. Treasury Bill	(a)	12/24/26	288,885
292,400	U.S. Treasury Bill	(a)	01/21/27	288,007
292,400	U.S. Treasury Bill	(a)	02/18/27	287,089
292,400	U.S. Treasury Bill	(a)	03/18/27	286,347
292,400	U.S. Treasury Bill	(a)	04/15/27	285,337
292,400	U.S. Treasury Bill	(a)	05/13/27	284,475
292,400	U.S. Treasury Bill	(a)	06/10/27	283,510
	Total U.S. Treasury Bills			3,167,948
	(Cost $3,168,604)

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
415,276	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (b)	415,276
	(Cost $415,276)
	Total Investments — 6.8%	3,583,224
	(Cost $3,583,880)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.6%
	Call Options Purchased — 100.7%
696	State Street® SPDR® S&P 500® ETF Trust	$53,386,680	$0.07	06/17/27	52,950,197
	(Cost $51,603,230)
	Put Options Purchased — 3.9%
696	State Street® SPDR® S&P 500® ETF Trust	53,386,680	746.73	06/17/27	2,008,023
	(Cost $2,875,094)
	Total Purchased Options				54,958,220
	(Cost $54,478,324)
WRITTEN OPTIONS — (11.3)%
	Call Options Written — (9.3)%
(696)	State Street® SPDR® S&P 500® ETF Trust	(53,386,680)	746.73	06/17/27	(4,872,919)
	(Premiums received $4,768,523)
	Put Options Written — (2.0)%
(696)	State Street® SPDR® S&P 500® ETF Trust	(53,386,680)	672.06	06/17/27	(1,056,082)
	(Premiums received $1,649,632)
	Total Written Options				(5,929,001)
	(Premiums received $6,418,155)
	Net Other Assets and Liabilities — (0.1)%				(35,564)
	Net Assets — 100.0%				$52,576,879

(a)	Zero coupon security.
(b)	Rate shown reflects yield as of August 31, 2026.
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)
Portfolio of Investments (Continued)
August 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$3,167,948	$—	$3,167,948	$—
Money Market Funds	415,276	415,276	—	—
Total Investments	3,583,224	415,276	3,167,948	—
Purchased Options	54,958,220	—	54,958,220	—
Total	$58,541,444	$415,276	$58,126,168	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(5,929,001)	$—	$(5,929,001)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
5,295,998	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$5,295,998
	(Cost $5,295,998)
	Total Investments — 1.0%	5,295,998
	(Cost $5,295,998)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.8%
	Call Options Purchased — 99.0%
7,026	State Street® SPDR® S&P 500® ETF Trust	$538,929,330	$7.49	06/17/27	529,501,000
	(Cost $514,189,523)
	Put Options Purchased — 3.8%
7,026	State Street® SPDR® S&P 500® ETF Trust	538,929,330	746.76	06/17/27	20,276,052
	(Cost $29,703,842)
	Total Purchased Options				549,777,052
	(Cost $543,893,365)
WRITTEN OPTIONS — (3.7)%
	Call Options Written — (2.3)%
(7,026)	State Street® SPDR® S&P 500® ETF Trust	(538,929,330)	846.45	06/17/27	(12,128,984)
	(Premiums received $12,521,519)
	Put Options Written — (1.4)%
(7,026)	State Street® SPDR® S&P 500® ETF Trust	(538,929,330)	634.75	06/17/27	(7,843,615)
	(Premiums received $12,793,112)
	Total Written Options				(19,972,599)
	(Premiums received $25,314,631)
	Net Other Assets and Liabilities — (0.1)%				(361,840)
	Net Assets — 100.0%				$534,738,611

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$5,295,998	$5,295,998	$—	$—
Purchased Options	549,777,052	—	549,777,052	—
Total	$555,073,050	$5,295,998	$549,777,052	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(19,972,599)	$—	$(19,972,599)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
4,222,251	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$4,222,251
	(Cost $4,222,251)
	Total Investments — 1.1%	4,222,251
	(Cost $4,222,251)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.3%
	Call Options Purchased — 99.4%
5,403	State Street® SPDR® S&P 500® ETF Trust	$414,437,115	$7.45	07/16/27	407,254,421
	(Cost $394,758,613)
	Put Options Purchased — 3.9%
5,403	State Street® SPDR® S&P 500® ETF Trust	414,437,115	743.31	07/16/27	15,994,014
	(Cost $22,042,700)
	Total Purchased Options				423,248,435
	(Cost $416,801,313)
WRITTEN OPTIONS — (4.3)%
	Call Options Written — (2.7)%
(5,403)	State Street® SPDR® S&P 500® ETF Trust	(414,437,115)	846.03	07/16/27	(11,111,918)
	(Premiums received $9,907,141)
	Put Options Written — (1.6)%
(5,403)	State Street® SPDR® S&P 500® ETF Trust	(414,437,115)	631.82	07/16/27	(6,462,798)
	(Premiums received $9,617,663)
	Total Written Options				(17,574,716)
	(Premiums received $19,524,804)
	Net Other Assets and Liabilities — (0.1)%				(255,189)
	Net Assets — 100.0%				$409,640,781

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$4,222,251	$4,222,251	$—	$—
Purchased Options	423,248,435	—	423,248,435	—
Total	$427,470,686	$4,222,251	$423,248,435	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(17,574,716)	$—	$(17,574,716)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
4,335,074	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$4,335,074
	(Cost $4,335,074)
	Total Investments — 1.1%	4,335,074
	(Cost $4,335,074)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.2%
	Call Options Purchased — 98.3%
5,076	State Street® SPDR® S&P 500® ETF Trust	$389,354,580	$7.68	08/20/27	382,708,878
	(Cost $381,590,107)
	Put Options Purchased — 4.9%
5,076	State Street® SPDR® S&P 500® ETF Trust	389,354,580	765.74	08/20/27	19,043,984
	(Cost $20,858,137)
	Total Purchased Options				401,752,862
	(Cost $402,448,244)
WRITTEN OPTIONS — (4.2)%
	Call Options Written — (2.2)%
(5,076)	State Street® SPDR® S&P 500® ETF Trust	(389,354,580)	871.03	08/20/27	(8,586,612)
	(Premiums received $9,361,196)
	Put Options Written — (2.0)%
(5,076)	State Street® SPDR® S&P 500® ETF Trust	(389,354,580)	650.88	08/20/27	(7,794,350)
	(Premiums received $8,639,643)
	Total Written Options				(16,380,962)
	(Premiums received $18,000,839)
	Net Other Assets and Liabilities — (0.1)%				(221,462)
	Net Assets — 100.0%				$389,485,512

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$4,335,074	$4,335,074	$—	$—
Purchased Options	401,752,862	—	401,752,862	—
Total	$406,087,936	$4,335,074	$401,752,862	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(16,380,962)	$—	$(16,380,962)	$—
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 1.2%
1,429,207	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,429,207
	(Cost $1,429,207)
	Total Investments — 1.2%	1,429,207
	(Cost $1,429,207)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.9%
	Call Options Purchased — 96.6%
3,929	iShares Russell 2000 ETF	$115,485,097	$3.00	08/20/27	113,201,523
	(Cost $115,159,460)
	Put Options Purchased — 7.3%
3,929	iShares Russell 2000 ETF	115,485,097	299.96	08/20/27	8,496,463
	(Cost $8,126,177)
	Total Purchased Options				121,697,986
	(Cost $123,285,637)
WRITTEN OPTIONS — (5.0)%
	Call Options Written — (2.1)%
(3,929)	iShares Russell 2000 ETF	(115,485,097)	353.20	08/20/27	(2,488,629)
	(Premiums received $3,489,503)
	Put Options Written — (2.9)%
(3,929)	iShares Russell 2000 ETF	(115,485,097)	254.97	08/20/27	(3,365,149)
	(Premiums received $3,282,133)
	Total Written Options				(5,853,778)
	(Premiums received $6,771,636)
	Net Other Assets and Liabilities — (0.1)%				(86,127)
	Net Assets — 100.0%				$117,187,288

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,429,207	$1,429,207	$—	$—
Purchased Options	121,697,986	—	121,697,986	—
Total	$123,127,193	$1,429,207	$121,697,986	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(5,853,778)	$—	$(5,853,778)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE)
Portfolio of Investments
August 31, 2026

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 0.5%
$173,900	U.S. Treasury Bill	(a)	09/03/26	$173,865
	(Cost $173,866)

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
275,848	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (b)	275,848
	(Cost $275,848)
	Total Investments — 1.3%	449,713
	(Cost $449,714)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 114.2%
	Call Options Purchased — 114.2%
534	State Street® SPDR® S&P 500® ETF Trust	$40,960,470	$0.07	09/18/26	40,836,860
	(Cost $35,112,874)
	Put Options Purchased — 0.0%
534	State Street® SPDR® S&P 500® ETF Trust	40,960,470	663.69	09/18/26	14,092
	(Cost $1,841,135)
	Total Purchased Options				40,850,952
	(Cost $36,954,009)
WRITTEN OPTIONS — (15.4)%
	Call Options Written — (15.4)%
(534)	State Street® SPDR® S&P 500® ETF Trust	(40,960,470)	663.69	09/18/26	(5,498,860)
	(Premiums received $2,870,329)
	Put Options Written — (0.0)%
(534)	State Street® SPDR® S&P 500® ETF Trust	(40,960,470)	597.32	09/18/26	(5,393)
	(Premiums received $1,051,195)
	Total Written Options				(5,504,253)
	(Premiums received $3,921,524)
	Net Other Assets and Liabilities — (0.1)%				(24,763)
	Net Assets — 100.0%				$35,771,649

(a)	Zero coupon security.
(b)	Rate shown reflects yield as of August 31, 2026.
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE)
Portfolio of Investments (Continued)
August 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$173,865	$—	$173,865	$—
Money Market Funds	275,848	275,848	—	—
Total Investments	449,713	275,848	173,865	—
Purchased Options	40,850,952	—	40,850,952	—
Total	$41,300,665	$275,848	$41,024,817	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(5,504,253)	$—	$(5,504,253)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - September (GSEP)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.2%
911,447	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$911,447
	(Cost $911,447)
	Total Investments — 0.2%	911,447
	(Cost $911,447)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.7%
	Call Options Purchased — 103.7%
4,679	State Street® SPDR® S&P 500® ETF Trust	$358,902,695	$6.66	09/18/26	354,745,403
	(Cost $311,383,719)
	Put Options Purchased — 0.0%
4,679	State Street® SPDR® S&P 500® ETF Trust	358,902,695	663.72	09/18/26	123,526
	(Cost $15,986,272)
	Total Purchased Options				354,868,929
	(Cost $327,369,991)
WRITTEN OPTIONS — (3.9)%
	Call Options Written — (3.9)%
(4,679)	State Street® SPDR® S&P 500® ETF Trust	(358,902,695)	739.91	09/18/26	(13,429,853)
	(Premiums received $7,014,228)
	Put Options Written — (0.0)%
(4,679)	State Street® SPDR® S&P 500® ETF Trust	(358,902,695)	564.17	09/18/26	(29,244)
	(Premiums received $6,104,627)
	Total Written Options				(13,459,097)
	(Premiums received $13,118,855)
	Net Other Assets and Liabilities — (0.0)%				(145,635)
	Net Assets — 100.0%				$342,175,644

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$911,447	$911,447	$—	$—
Purchased Options	354,868,929	—	354,868,929	—
Total	$355,780,376	$911,447	$354,868,929	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(13,459,097)	$—	$(13,459,097)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - October (GOCT)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
1,050,215	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,050,215
	(Cost $1,050,215)
	Total Investments — 0.4%	1,050,215
	(Cost $1,050,215)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.9%
	Call Options Purchased — 103.7%
3,613	State Street® SPDR® S&P 500® ETF Trust	$277,135,165	$6.66	10/16/26	273,982,353
	(Cost $237,149,146)
	Put Options Purchased — 0.2%
3,613	State Street® SPDR® S&P 500® ETF Trust	277,135,165	664.41	10/16/26	457,731
	(Cost $13,574,932)
	Total Purchased Options				274,440,084
	(Cost $250,724,078)
WRITTEN OPTIONS — (4.2)%
	Call Options Written — (4.2)%
(3,613)	State Street® SPDR® S&P 500® ETF Trust	(277,135,165)	745.07	10/16/26	(11,086,130)
	(Premiums received $6,180,569)
	Put Options Written — (0.0)%
(3,613)	State Street® SPDR® S&P 500® ETF Trust	(277,135,165)	564.75	10/16/26	(132,886)
	(Premiums received $5,843,222)
	Total Written Options				(11,219,016)
	(Premiums received $12,023,791)
	Net Other Assets and Liabilities — (0.1)%				(185,417)
	Net Assets — 100.0%				$264,085,866

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,050,215	$1,050,215	$—	$—
Purchased Options	274,440,084	—	274,440,084	—
Total	$275,490,299	$1,050,215	$274,440,084	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(11,219,016)	$—	$(11,219,016)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - November (GNOV)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
1,409,605	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$1,409,605
	(Cost $1,409,605)
	Total Investments — 0.5%	1,409,605
	(Cost $1,409,605)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.9%
	Call Options Purchased — 104.5%
4,083	State Street® SPDR® S&P 500® ETF Trust	$313,186,515	$6.61	11/20/26	309,603,193
	(Cost $266,086,610)
	Put Options Purchased — 0.4%
4,083	State Street® SPDR® S&P 500® ETF Trust	313,186,515	659.05	11/20/26	1,184,233
	(Cost $16,404,745)
	Total Purchased Options				310,787,426
	(Cost $282,491,355)
WRITTEN OPTIONS — (5.3)%
	Call Options Written — (5.1)%
(4,083)	State Street® SPDR® S&P 500® ETF Trust	(313,186,515)	746.37	11/20/26	(15,173,326)
	(Premiums received $7,246,036)
	Put Options Written — (0.2)%
(4,083)	State Street® SPDR® S&P 500® ETF Trust	(313,186,515)	560.20	11/20/26	(399,440)
	(Premiums received $7,232,061)
	Total Written Options				(15,572,766)
	(Premiums received $14,478,097)
	Net Other Assets and Liabilities — (0.1)%				(211,144)
	Net Assets — 100.0%				$296,413,121

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,409,605	$1,409,605	$—	$—
Purchased Options	310,787,426	—	310,787,426	—
Total	$312,197,031	$1,409,605	$310,787,426	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(15,572,766)	$—	$(15,572,766)	$—
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - November (SNOV)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
496,454	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$496,454
	(Cost $496,454)
	Total Investments — 0.4%	496,454
	(Cost $496,454)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 107.6%
	Call Options Purchased — 107.3%
4,214	iShares Russell 2000 ETF	$123,862,102	$2.36	11/20/26	122,403,974
	(Cost $99,253,533)
	Put Options Purchased — 0.3%
4,214	iShares Russell 2000 ETF	123,862,102	235.60	11/20/26	363,204
	(Cost $7,764,366)
	Total Purchased Options				122,767,178
	(Cost $107,017,899)
WRITTEN OPTIONS — (7.9)%
	Call Options Written — (7.8)%
(4,214)	iShares Russell 2000 ETF	(123,862,102)	279.00	11/20/26	(8,912,357)
	(Premiums received $3,688,440)
	Put Options Written — (0.1)%
(4,214)	iShares Russell 2000 ETF	(123,862,102)	200.26	11/20/26	(134,637)
	(Premiums received $3,201,523)
	Total Written Options				(9,046,994)
	(Premiums received $6,889,963)
	Net Other Assets and Liabilities — (0.1)%				(85,960)
	Net Assets — 100.0%				$114,130,678

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$496,454	$496,454	$—	$—
Purchased Options	122,767,178	—	122,767,178	—
Total	$123,263,632	$496,454	$122,767,178	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(9,046,994)	$—	$(9,046,994)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE)
Portfolio of Investments
August 31, 2026

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 2.0%
$117,000	U.S. Treasury Bill	(a)	10/01/26	$116,641
117,000	U.S. Treasury Bill	(a)	10/29/26	116,294
234,000	U.S. Treasury Bill	(a)	11/27/26	231,886
	Total U.S. Treasury Bills			464,821
	(Cost $465,051)

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
244,353	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (b)	244,353
	(Cost $244,353)
	Total Investments — 3.1%	709,174
	(Cost $709,404)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 111.5%
	Call Options Purchased — 110.6%
331	State Street® SPDR® S&P 500® ETF Trust	$25,389,355	$0.07	12/18/26	25,244,165
	(Cost $22,317,846)
	Put Options Purchased — 0.9%
331	State Street® SPDR® S&P 500® ETF Trust	25,389,355	680.58	12/18/26	191,136
	(Cost $1,316,226)
	Total Purchased Options				25,435,301
	(Cost $23,634,072)
WRITTEN OPTIONS — (14.5)%
	Call Options Written — (14.1)%
(331)	State Street® SPDR® S&P 500® ETF Trust	(25,389,355)	680.58	12/18/26	(3,217,042)
	(Premiums received $1,914,334)
	Put Options Written — (0.4)%
(331)	State Street® SPDR® S&P 500® ETF Trust	(25,389,355)	612.52	12/18/26	(89,214)
	(Premiums received $765,433)
	Total Written Options				(3,306,256)
	(Premiums received $2,679,767)
	Net Other Assets and Liabilities — (0.1)%				(15,164)
	Net Assets — 100.0%				$22,823,055

(a)	Zero coupon security.
(b)	Rate shown reflects yield as of August 31, 2026.
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE)
Portfolio of Investments (Continued)
August 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$464,821	$—	$464,821	$—
Money Market Funds	244,353	244,353	—	—
Total Investments	709,174	244,353	464,821	—
Purchased Options	25,435,301	—	25,435,301	—
Total	$26,144,475	$244,353	$25,900,122	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,306,256)	$—	$(3,306,256)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - December (GDEC)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
2,389,096	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	$2,389,096
	(Cost $2,389,096)
	Total Investments — 0.6%	2,389,096
	(Cost $2,389,096)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.8%
	Call Options Purchased — 103.0%
5,827	State Street® SPDR® S&P 500® ETF Trust	$446,960,035	$6.83	12/18/26	440,521,666
	(Cost $390,838,873)
	Put Options Purchased — 0.8%
5,827	State Street® SPDR® S&P 500® ETF Trust	446,960,035	680.61	12/18/26	3,366,025
	(Cost $22,594,725)
	Total Purchased Options				443,887,691
	(Cost $413,433,598)
WRITTEN OPTIONS — (4.3)%
	Call Options Written — (4.0)%
(5,827)	State Street® SPDR® S&P 500® ETF Trust	(446,960,035)	762.83	12/18/26	(17,090,416)
	(Premiums received $8,957,490)
	Put Options Written — (0.3)%
(5,827)	State Street® SPDR® S&P 500® ETF Trust	(446,960,035)	578.52	12/18/26	(1,119,017)
	(Premiums received $9,380,624)
	Total Written Options				(18,209,433)
	(Premiums received $18,338,114)
	Net Other Assets and Liabilities — (0.1)%				(306,916)
	Net Assets — 100.0%				$427,760,438

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,389,096	$2,389,096	$—	$—
Purchased Options	443,887,691	—	443,887,691	—
Total	$446,276,787	$2,389,096	$443,887,691	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(18,209,433)	$—	$(18,209,433)	$—
See Notes to Financial Statements

FT Vest Laddered Moderate Buffer ETF (BUFZ)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets (a) — 99.9%
1,916,941	FT Vest U.S. Equity Moderate Buffer ETF - January (b)	$88,064,270
1,962,367	FT Vest U.S. Equity Moderate Buffer ETF - February (b)	88,033,550
1,953,200	FT Vest U.S. Equity Moderate Buffer ETF - March (b)	87,952,987
2,071,186	FT Vest U.S. Equity Moderate Buffer ETF - April (b)	87,965,755
2,005,177	FT Vest U.S. Equity Moderate Buffer ETF - May (b)	87,927,011
2,098,918	FT Vest U.S. Equity Moderate Buffer ETF - June (b)	87,986,223
1,975,172	FT Vest U.S. Equity Moderate Buffer ETF - July (b)	87,916,288
2,089,069	FT Vest U.S. Equity Moderate Buffer ETF - August (b)	87,949,805
2,101,428	FT Vest U.S. Equity Moderate Buffer ETF - September (b)	87,923,747
2,073,138	FT Vest U.S. Equity Moderate Buffer ETF - October (b)	87,901,051
2,061,458	FT Vest U.S. Equity Moderate Buffer ETF - November (b)	87,921,184
2,166,260	FT Vest U.S. Equity Moderate Buffer ETF - December (b)	88,017,310
	Total Exchange-Traded Funds	1,055,559,181
	(Cost $933,497,565)
MONEY MARKET FUNDS — 0.1%
1,125,930	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (c)	1,125,930
	(Cost $1,125,930)

	Total Investments — 100.0%	1,056,685,111
	(Cost $934,623,495)
	Net Other Assets and Liabilities — (0.0)%	(81,669)
	Net Assets — 100.0%	$1,056,603,442

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$1,055,559,181	$1,055,559,181	$—	$—
Money Market Funds	1,125,930	1,125,930	—	—
Total Investments	$1,056,685,111	$1,056,685,111	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets (a) — 99.9%
1,798,235	FT Vest U.S. Small Cap Moderate Buffer ETF - February (b)	$47,509,369
1,672,484	FT Vest U.S. Small Cap Moderate Buffer ETF - May (b)	47,489,849
1,705,886	FT Vest U.S. Small Cap Moderate Buffer ETF - August (b)	47,457,748
1,736,485	FT Vest U.S. Small Cap Moderate Buffer ETF - November (b)	47,735,973
	Total Exchange-Traded Funds	190,192,939
	(Cost $169,924,946)
MONEY MARKET FUNDS — 0.1%
171,401	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (c)	171,401
	(Cost $171,401)

	Total Investments — 100.0%	190,364,340
	(Cost $170,096,347)
	Net Other Assets and Liabilities — (0.0)%	(15,516)
	Net Assets — 100.0%	$190,348,824

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$190,192,939	$190,192,939	$—	$—
Money Market Funds	171,401	171,401	—	—
Total Investments	$190,364,340	$190,364,340	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

This page intentionally left blank.

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2026

	FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)	FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)	FT Vest U.S. Small Cap Moderate Buffer ETF - February (SFEB)	FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)
ASSETS:
Investments, at value - Unaffiliated	$2,759,839	$2,561,102	$892,509	$1,643,652
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	2,759,839	2,561,102	892,509	1,643,652
Options contracts purchased, at value	454,396,491	399,294,109	133,806,243	34,741,247
Due from broker	184	211	270	209
Receivables:
Dividends	8,325	8,001	2,778	847
Investment securities sold	—	—	—	—
Capital shares sold	—	—	—	—
Total Assets	457,164,839	401,863,423	134,701,800	36,385,955

LIABILITIES:
Options contracts written, at value	18,237,225	19,964,593	4,958,718	6,425,862
Payables:
Investment advisory fees	316,343	275,465	100,010	21,561
Capital shares redeemed	—	—	—	—
Investment securities purchased	—	—	—	—
Total Liabilities	18,553,568	20,240,058	5,058,728	6,447,423
NET ASSETS	$438,611,271	$381,623,365	$129,643,072	$29,938,532

NET ASSETS consist of:
Paid-in capital	$443,251,568	$382,981,483	$130,813,546	$29,177,752
Par value	95,500	85,000	49,000	9,500
Accumulated distributable earnings (loss)	(4,735,797)	(1,443,118)	(1,219,474)	751,280
NET ASSETS	$438,611,271	$381,623,365	$129,643,072	$29,938,532
NET ASSET VALUE, per share	$45.93	$44.90	$26.46	$31.51
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	9,550,002	8,500,002	4,900,002	950,002
Investments, at cost - Unaffiliated	$2,759,839	$2,561,102	$892,509	$1,644,213
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$2,759,839	$2,561,102	$892,509	$1,644,213
Premiums paid on options contracts purchased	$427,629,298	$374,529,445	$128,092,419	$31,009,450
Premiums received on options contracts written	$19,724,942	$18,634,529	$8,365,631	$4,181,178
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)	FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)	FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)	FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)	FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)	FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)

$2,903,288	$2,462,776	$4,648,253	$1,044,817	$3,583,224	$5,295,998
—	—	—	—	—	—
2,903,288	2,462,776	4,648,253	1,044,817	3,583,224	5,295,998
432,993,425	305,937,973	529,714,872	116,065,297	54,958,220	549,777,052
638	597	599	209	381	6,649

8,932	7,479	14,829	3,172	1,440	16,133
—	—	71,718	—	—	—
—	—	2,194,025	—	—	—
435,906,283	308,408,825	536,644,296	117,113,495	58,543,265	555,095,832

36,596,806	13,934,899	17,414,688	4,548,884	5,929,001	19,972,599

286,857	211,007	386,859	85,643	37,385	384,622
—	—	—	—	—	—
—	—	2,183,820	—	—	—
36,883,663	14,145,906	19,985,367	4,634,527	5,966,386	20,357,221
$399,022,620	$294,262,919	$516,658,929	$112,478,968	$52,576,879	$534,738,611

$395,652,058	$316,896,409	$539,624,040	$123,247,001	$51,923,558	$559,473,131
88,500	69,250	117,750	39,500	17,000	127,500
3,282,062	(22,702,740)	(23,082,861)	(10,807,533)	636,321	(24,862,020)
$399,022,620	$294,262,919	$516,658,929	$112,478,968	$52,576,879	$534,738,611
$45.09	$42.49	$43.88	$28.48	$30.93	$41.94
8,850,002	6,925,002	11,775,002	3,950,002	1,700,002	12,750,002
$2,903,288	$2,462,776	$4,648,253	$1,044,817	$3,583,880	$5,295,998
$—	$—	$—	$—	$—	$—
$2,903,288	$2,462,776	$4,648,253	$1,044,817	$3,583,880	$5,295,998
$385,605,897	$293,792,335	$522,491,445	$114,399,035	$54,478,324	$543,893,365
$20,601,023	$14,549,643	$25,406,077	$7,627,203	$6,418,155	$25,314,631
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2026

	FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)	FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)	FT Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)	FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE)
ASSETS:
Investments, at value - Unaffiliated	$4,222,251	$4,335,074	$1,429,207	$449,713
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	4,222,251	4,335,074	1,429,207	449,713
Options contracts purchased, at value	423,248,435	401,752,862	121,697,986	40,850,952
Due from broker	535	205	445	208
Receivables:
Dividends	12,980	6,448	1,625	815
Investment securities sold	—	—	—	—
Capital shares sold	24,809	247,642	—	—
Total Assets	427,509,010	406,342,231	123,129,263	41,301,688

LIABILITIES:
Options contracts written, at value	17,574,716	16,380,962	5,853,778	5,504,253
Payables:
Investment advisory fees	293,513	227,615	88,197	25,786
Capital shares redeemed	—	248,142	—	—
Investment securities purchased	—	—	—	—
Total Liabilities	17,868,229	16,856,719	5,941,975	5,530,039
NET ASSETS	$409,640,781	$389,485,512	$117,187,288	$35,771,649

NET ASSETS consist of:
Paid-in capital	$447,012,827	$421,634,222	$134,230,276	$35,816,898
Par value	92,000	92,500	42,000	11,750
Accumulated distributable earnings (loss)	(37,464,046)	(32,241,210)	(17,084,988)	(56,999)
NET ASSETS	$409,640,781	$389,485,512	$117,187,288	$35,771,649
NET ASSET VALUE, per share	$44.53	$42.11	$27.90	$30.44
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	9,200,002	9,250,002	4,200,002	1,175,002
Investments, at cost - Unaffiliated	$4,222,251	$4,335,074	$1,429,207	$449,714
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$4,222,251	$4,335,074	$1,429,207	$449,714
Premiums paid on options contracts purchased	$416,801,313	$402,448,244	$123,285,637	$36,954,009
Premiums received on options contracts written	$19,524,804	$18,000,839	$6,771,636	$3,921,524
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - September (GSEP)	FT Vest U.S. Equity Moderate Buffer ETF - October (GOCT)	FT Vest U.S. Equity Moderate Buffer ETF - November (GNOV)	FT Vest U.S. Small Cap Moderate Buffer ETF - November (SNOV)	FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE)	FT Vest U.S. Equity Moderate Buffer ETF - December (GDEC)

$911,447	$1,050,215	$1,409,605	$496,454	$709,174	$2,389,096
—	—	—	—	—	—
911,447	1,050,215	1,409,605	496,454	709,174	2,389,096
354,868,929	274,440,084	310,787,426	122,767,178	25,435,301	443,887,691
462	1,905	66	1,591	550	603

3,348	3,298	4,202	1,544	724	7,240
—	—	—	—	—	—
99,768	—	—	—	—	—
355,883,954	275,495,502	312,201,299	123,266,767	26,145,749	446,284,630

13,459,097	11,219,016	15,572,766	9,046,994	3,306,256	18,209,433

249,213	190,620	215,412	89,095	16,438	314,759
—	—	—	—	—	—
—	—	—	—	—	—
13,708,310	11,409,636	15,788,178	9,136,089	3,322,694	18,524,192
$342,175,644	$264,085,866	$296,413,121	$114,130,678	$22,823,055	$427,760,438

$327,552,235	$258,156,060	$292,073,840	$108,971,272	$22,527,258	$421,134,570
81,750	62,250	69,500	41,500	7,500	105,250
14,541,659	5,867,556	4,269,781	5,117,906	288,297	6,520,618
$342,175,644	$264,085,866	$296,413,121	$114,130,678	$22,823,055	$427,760,438
$41.86	$42.42	$42.65	$27.50	$30.43	$40.64
8,175,002	6,225,002	6,950,002	4,150,002	750,002	10,525,002
$911,447	$1,050,215	$1,409,605	$496,454	$709,404	$2,389,096
$—	$—	$—	$—	$—	$—
$911,447	$1,050,215	$1,409,605	$496,454	$709,404	$2,389,096
$327,369,991	$250,724,078	$282,491,355	$107,017,899	$23,634,072	$413,433,598
$13,118,855	$12,023,791	$14,478,097	$6,889,963	$2,679,767	$18,338,114
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2026

	FT Vest Laddered Moderate Buffer ETF (BUFZ)	FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)
ASSETS:
Investments, at value - Unaffiliated	$1,125,930	$171,401
Investments, at value - Affiliated	1,055,559,181	190,192,939
Total investments, at value	1,056,685,111	190,364,340
Options contracts purchased, at value	—	—
Due from broker	—	—
Receivables:
Dividends	3,284	480
Investment securities sold	—	—
Capital shares sold	2,844,155	—
Total Assets	1,059,532,550	190,364,820

LIABILITIES:
Options contracts written, at value	—	—
Payables:
Investment advisory fees	87,669	15,996
Capital shares redeemed	—	—
Investment securities purchased	2,841,439	—
Total Liabilities	2,929,108	15,996
NET ASSETS	$1,056,603,442	$190,348,824

NET ASSETS consist of:
Paid-in capital	$934,787,118	$170,115,582
Par value	371,500	75,500
Accumulated distributable earnings (loss)	121,444,824	20,157,742
NET ASSETS	$1,056,603,442	$190,348,824
NET ASSET VALUE, per share	$28.44	$25.21
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	37,150,002	7,550,002
Investments, at cost - Unaffiliated	$1,125,930	$171,401
Investments, at cost - Affiliated	$933,497,565	$169,924,946
Total investments, at cost	$934,623,495	$170,096,347
Premiums paid on options contracts purchased	$—	$—
Premiums received on options contracts written	$—	$—
See Notes to Financial Statements

This page intentionally left blank.

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2026

	FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)	FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)	FT Vest U.S. Small Cap Moderate Buffer ETF - February (SFEB)	FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)
INVESTMENT INCOME:
Dividends - Unaffiliated	$109,107	$89,305	$27,206	$9,282
Interest	—	—	—	46,966
Total investment income	109,107	89,305	27,206	56,248

EXPENSES:
Investment advisory fees	3,527,290	2,926,602	907,231	291,600
Other expenses	28,381	26,459	6,007	2,976
Total expenses	3,555,671	2,953,061	913,238	294,576
Less expenses reimbursed by the sub-advisor	—	—	—	—
Net expenses	3,555,671	2,953,061	913,238	294,576
NET INVESTMENT INCOME (LOSS)	(3,446,564)	(2,863,756)	(886,032)	(238,328)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	—	—	—	76
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	(4,403,507)	6,140,528	(2,911,130)	4,689,017
Written options contracts	(4,887,195)	(2,115,022)	(1,589,754)	(1,971,046)
In-kind redemptions - Purchased options contracts	46,184,431	32,535,397	15,064,590	—
In-kind redemptions - Written options contracts	4,992,848	1,915,202	1,636,205	—
Net realized gain (loss)	41,886,577	38,476,105	12,199,911	2,718,047
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	—	—	—	(857)
Investments - Affiliated	—	—	—	—
Purchased options contracts	9,922,097	7,359,490	2,512,977	(370,159)
Written options contracts	(1,879,360)	(1,632,900)	2,779,499	376,472
Net change in unrealized appreciation (depreciation)	8,042,737	5,726,590	5,292,476	5,456
NET REALIZED AND UNREALIZED GAIN (LOSS)	49,929,314	44,202,695	17,492,387	2,723,503
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$46,482,750	$41,338,939	$16,606,355	$2,485,175
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)	FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)	FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)	FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)	FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)	FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)

$97,315	$66,762	$98,255	$26,370	$9,272	$96,748
—	—	—	—	52,272	—
97,315	66,762	98,255	26,370	61,544	96,748

3,325,077	2,248,273	3,075,888	869,154	341,238	3,197,952
32,727	16,677	22,528	7,272	520	20,966
3,357,804	2,264,950	3,098,416	876,426	341,758	3,218,918
—	—	—	—	(215,358)	—
3,357,804	2,264,950	3,098,416	876,426	126,400	3,218,918
(3,260,489)	(2,198,188)	(3,000,161)	(850,056)	(64,856)	(3,122,170)

—	—	—	—	344	—
—	—	—	—	—	—
—	—	—	—	—	—
(3,413,961)	21,663,161	1,339,279	507,518	6,453,589	29,243,917
(411,360)	(31,995,638)	(23,940,989)	(9,125,733)	(4,411,893)	(32,476,438)
43,958,550	38,073,109	50,744,915	21,405,289	—	40,809,613
3,885,064	1,768,798	7,181,633	1,956,238	—	1,556,993
44,018,293	29,509,430	35,324,838	14,743,312	2,042,040	39,134,085

—	—	—	—	(1,258)	—
—	—	—	—	—	—
8,156,956	(20,805,704)	(9,949,611)	(6,194,231)	(73,491)	(11,721,229)
(126,909)	16,985,242	11,934,051	4,610,146	807,358	10,759,888
8,030,047	(3,820,462)	1,984,440	(1,584,085)	732,609	(961,341)
52,048,340	25,688,968	37,309,278	13,159,227	2,774,649	38,172,744
$48,787,851	$23,490,780	$34,309,117	$12,309,171	$2,709,793	$35,050,574
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Year Ended August 31, 2026

	FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)	FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)	FT Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)	FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE)
INVESTMENT INCOME:
Dividends - Unaffiliated	$119,707	$79,670	$25,871	$15,582
Interest	—	—	—	60,279
Total investment income	119,707	79,670	25,871	75,861

EXPENSES:
Investment advisory fees	3,708,899	2,581,055	926,240	415,373
Other expenses	22,943	18,387	7,371	4,505
Total expenses	3,731,842	2,599,442	933,611	419,878
Less expenses reimbursed by the sub-advisor	—	—	—	—
Net expenses	3,731,842	2,599,442	933,611	419,878
NET INVESTMENT INCOME (LOSS)	(3,612,135)	(2,519,772)	(907,740)	(344,017)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	—	—	—	5
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	(1,622,479)	7,550,866	(606,068)	8,158,823
Written options contracts	(12,353,150)	(11,512,619)	(10,478,304)	(4,130,958)
In-kind redemptions - Purchased options contracts	62,071,312	35,418,036	24,054,588	389,233
In-kind redemptions - Written options contracts	4,799,541	2,755,853	3,035,564	62,952
Net realized gain (loss)	52,895,224	34,212,136	16,005,780	4,480,055
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	—	—	—	(25)
Investments - Affiliated	—	—	—	—
Purchased options contracts	(3,222,282)	(1,582,239)	(4,348,109)	(1,861,689)
Written options contracts	1,793,960	1,662,904	1,576,313	576,832
Net change in unrealized appreciation (depreciation)	(1,428,322)	80,665	(2,771,796)	(1,284,882)
NET REALIZED AND UNREALIZED GAIN (LOSS)	51,466,902	34,292,801	13,233,984	3,195,173
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,854,767	$31,773,029	$12,326,244	$2,851,156
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - September (GSEP)	FT Vest U.S. Equity Moderate Buffer ETF - October (GOCT)	FT Vest U.S. Equity Moderate Buffer ETF - November (GNOV)	FT Vest U.S. Small Cap Moderate Buffer ETF - November (SNOV)	FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE)	FT Vest U.S. Equity Moderate Buffer ETF - December (GDEC)

$116,221	$73,575	$74,035	$28,400	$7,707	$104,162
—	—	—	—	28,100	—
116,221	73,575	74,035	28,400	35,807	104,162

3,559,847	2,508,479	2,471,856	1,043,719	200,807	3,369,790
16,465	16,661	20,000	8,071	1,758	33,040
3,576,312	2,525,140	2,491,856	1,051,790	202,565	3,402,830
—	—	—	—	(23,357)	—
3,576,312	2,525,140	2,491,856	1,051,790	179,208	3,402,830
(3,460,091)	(2,451,565)	(2,417,821)	(1,023,390)	(143,401)	(3,298,668)

—	—	—	—	(44)	—
—	—	—	—	—	—
—	—	—	—	—	—
(1,795,458)	(2,090,164)	3,239,822	(6,485,560)	2,250,807	(2,297,267)
(7,039,048)	(494,885)	3,265,945	32,387	(1,063,910)	(2,432,536)
41,524,452	26,244,398	19,365,122	6,094,836	344,633	33,114,662
4,039,015	3,640,147	4,304,034	4,357,064	98,983	3,497,693
36,728,961	27,299,496	30,174,923	3,998,727	1,630,469	31,882,552

—	—	—	—	(373)	—
—	—	—	—	—	—
11,506,515	11,908,031	14,327,316	16,693,126	541,369	16,961,121
(1,102,034)	(2,801,500)	(4,061,345)	(5,385,180)	(498,561)	(2,962,413)
10,404,481	9,106,531	10,265,971	11,307,946	42,435	13,998,708
47,133,442	36,406,027	40,440,894	15,306,673	1,672,904	45,881,260
$43,673,351	$33,954,462	$38,023,073	$14,283,283	$1,529,503	$42,582,592
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Year Ended August 31, 2026

	FT Vest Laddered Moderate Buffer ETF (BUFZ)	FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)
INVESTMENT INCOME:
Dividends - Unaffiliated	$13,261	$2,213
Interest	—	—
Total investment income	13,261	2,213

EXPENSES:
Investment advisory fees	838,225	133,754
Other expenses	36,244	6,683
Total expenses	874,469	140,437
Less expenses reimbursed by the sub-advisor	—	—
Net expenses	874,469	140,437
NET INVESTMENT INCOME (LOSS)	(861,208)	(138,224)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	—	—
Investments - Affiliated	(2,674)	(866)
In-kind redemptions - Affiliated	10,809,805	849,209
Purchased options contracts	—	—
Written options contracts	—	—
In-kind redemptions - Purchased options contracts	—	—
In-kind redemptions - Written options contracts	—	—
Net realized gain (loss)	10,807,131	848,343
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	—	—
Investments - Affiliated	81,790,406	16,910,964
Purchased options contracts	—	—
Written options contracts	—	—
Net change in unrealized appreciation (depreciation)	81,790,406	16,910,964
NET REALIZED AND UNREALIZED GAIN (LOSS)	92,597,537	17,759,307
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$91,736,329	$17,621,083
See Notes to Financial Statements

This page intentionally left blank.

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)		FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(3,446,564)	$(2,624,111)	$(2,863,756)	$(2,593,952)
Net realized gain (loss)	41,886,577	27,063,020	38,476,105	44,425,236
Net change in unrealized appreciation (depreciation)	8,042,737	3,107,682	5,726,590	(9,662,017)
Net increase (decrease) in net assets resulting from operations	46,482,750	27,546,591	41,338,939	32,169,267

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	—	—	—
Return of capital	—	—	—	—
Total distributions to shareholders	—	—	—	—

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	418,257,798	370,927,748	267,276,299	350,496,377
Cost of shares redeemed	(393,444,200)	(284,790,492)	(280,832,943)	(422,801,797)
Net increase (decrease) in net assets resulting from shareholder transactions	24,813,598	86,137,256	(13,556,644)	(72,305,420)
Total increase (decrease) in net assets	71,296,348	113,683,847	27,782,295	(40,136,153)

NET ASSETS:
Beginning of period	367,314,923	253,631,076	353,841,070	393,977,223
End of period	$438,611,271	$367,314,923	$381,623,365	$353,841,070

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	8,950,002	6,750,002	8,850,002	10,875,002
Shares sold	9,725,000	9,550,000	6,350,000	9,275,000
Shares redeemed	(9,125,000)	(7,350,000)	(6,700,000)	(11,300,000)
Shares outstanding, end of period	9,550,002	8,950,002	8,500,002	8,850,002
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - February (SFEB)		FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)		FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$(886,032)	$(618,598)	$(238,328)	$(202,164)	$(3,260,489)	$(2,972,102)
12,199,911	5,420,051	2,718,047	1,565,586	44,018,293	34,354,500
5,292,476	492,791	5,456	824,331	8,030,047	2,418,051
16,606,355	5,294,244	2,485,175	2,187,753	48,787,851	33,800,449

—	—	(2,290,412)	(1,851,061)	—	—
—	—	—	(101,033)	—	—
—	—	(2,290,412)	(1,952,094)	—	—

115,033,560	102,722,047	3,120,107	23,962,276	274,678,448	459,529,194
(82,852,585)	(93,745,164)	(13,988,362)	(4,652,461)	(341,843,650)	(437,357,394)
32,180,975	8,976,883	(10,868,255)	19,309,815	(67,165,202)	22,171,800
48,787,330	14,271,127	(10,673,492)	19,545,474	(18,377,351)	55,972,249

80,855,742	66,584,615	40,612,024	21,066,550	417,399,971	361,427,722
$129,643,072	$80,855,742	$29,938,532	$40,612,024	$399,022,620	$417,399,971

3,600,002	3,150,002	1,300,002	675,002	10,500,002	9,950,002
4,700,000	4,750,000	100,000	775,000	6,600,000	12,300,000
(3,400,000)	(4,300,000)	(450,000)	(150,000)	(8,250,000)	(11,750,000)
4,900,002	3,600,002	950,002	1,300,002	8,850,002	10,500,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)		FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(2,198,188)	$(1,857,466)	$(3,000,161)	$(2,102,726)
Net realized gain (loss)	29,509,430	16,106,692	35,324,838	31,727,184
Net change in unrealized appreciation (depreciation)	(3,820,462)	2,145,764	1,984,440	2,570,309
Net increase (decrease) in net assets resulting from operations	23,490,780	16,394,990	34,309,117	32,194,767

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	—	—	—
Return of capital	—	—	—	—
Total distributions to shareholders	—	—	—	—

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	177,806,011	254,312,461	476,798,765	337,491,666
Cost of shares redeemed	(155,241,452)	(241,241,795)	(297,429,648)	(341,896,498)
Net increase (decrease) in net assets resulting from shareholder transactions	22,564,559	13,070,666	179,369,117	(4,404,832)
Total increase (decrease) in net assets	46,055,339	29,465,656	213,678,234	27,789,935

NET ASSETS:
Beginning of period	248,207,580	218,741,924	302,980,695	275,190,760
End of period	$294,262,919	$248,207,580	$516,658,929	$302,980,695

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	6,375,002	6,000,002	7,575,002	7,675,002
Shares sold	4,375,000	6,900,000	11,175,000	9,025,000
Shares redeemed	(3,825,000)	(6,525,000)	(6,975,000)	(9,125,000)
Shares outstanding, end of period	6,925,002	6,375,002	11,775,002	7,575,002
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)		FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)		FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$(850,056)	$(712,613)	$(64,856)	$(51,713)	$(3,122,170)	$(2,945,481)
14,743,312	1,404,958	2,042,040	402,405	39,134,085	38,280,320
(1,584,085)	2,961,455	732,609	165,437	(961,341)	(1,959,132)
12,309,171	3,653,800	2,709,793	516,129	35,050,574	33,375,707

—	—	(2,201,746)	(438,452)	—	—
—	—	(478,143)	(30,182)	—	—
—	—	(2,679,889)	(468,634)	—	—

90,183,984	134,857,409	45,445,660	14,641,848	364,572,936	337,345,651
(90,220,038)	(115,230,251)	(7,648,975)	(4,573,186)	(203,896,113)	(574,541,121)
(36,054)	19,627,158	37,796,685	10,068,662	160,676,823	(237,195,470)
12,273,117	23,280,958	37,826,589	10,116,157	195,727,397	(203,819,763)

100,205,851	76,924,893	14,750,290	4,634,133	339,011,214	542,830,977
$112,478,968	$100,205,851	$52,576,879	$14,750,290	$534,738,611	$339,011,214

4,000,002	3,150,002	475,002	150,002	8,825,002	15,525,002
3,300,000	5,700,000	1,475,000	475,000	8,925,000	9,100,000
(3,350,000)	(4,850,000)	(250,000)	(150,000)	(5,000,000)	(15,800,000)
3,950,002	4,000,002	1,700,002	475,002	12,750,002	8,825,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)		FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(3,612,135)	$(2,831,457)	$(2,519,772)	$(1,810,058)
Net realized gain (loss)	52,895,224	44,650,195	34,212,136	30,449,404
Net change in unrealized appreciation (depreciation)	(1,428,322)	2,322,053	80,665	(568,622)
Net increase (decrease) in net assets resulting from operations	47,854,767	44,140,791	31,773,029	28,070,724

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	—	—	—
Return of capital	—	—	—	—
Total distributions to shareholders	—	—	—	—

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	298,824,731	566,344,808	309,336,175	475,046,425
Cost of shares redeemed	(541,650,658)	(374,588,238)	(254,917,744)	(374,850,852)
Net increase (decrease) in net assets resulting from shareholder transactions	(242,825,927)	191,756,570	54,418,431	100,195,573
Total increase (decrease) in net assets	(194,971,160)	235,897,361	86,191,460	128,266,297

NET ASSETS:
Beginning of period	604,611,941	368,714,580	303,294,052	175,027,755
End of period	$409,640,781	$604,611,941	$389,485,512	$303,294,052

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	15,150,002	10,350,002	8,000,002	5,100,002
Shares sold	6,850,000	14,625,000	7,450,000	12,950,000
Shares redeemed	(12,800,000)	(9,825,000)	(6,200,000)	(10,050,000)
Shares outstanding, end of period	9,200,002	15,150,002	9,250,002	8,000,002
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)		FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE)		FT Vest U.S. Equity Moderate Buffer ETF - September (GSEP)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$(907,740)	$(744,043)	$(344,017)	$(477,691)	$(3,460,091)	$(1,764,843)
16,005,780	8,638,262	4,480,055	4,516,444	36,728,961	16,403,807
(2,771,796)	1,136,810	(1,284,882)	(114,941)	10,404,481	6,154,733
12,326,244	9,031,029	2,851,156	3,923,812	43,673,351	20,793,697

—	—	(2,980,127)	(4,175,567)	—	—
—	—	(17,782)	(111,334)	—	—
—	—	(2,997,909)	(4,286,901)	—	—

105,096,906	153,151,347	6,821,093	6,739,816	573,105,875	260,182,511
(99,090,473)	(121,448,923)	(28,686,151)	(27,035,695)	(477,182,477)	(206,841,595)
6,006,433	31,702,424	(21,865,058)	(20,295,879)	95,923,398	53,340,916
18,332,677	40,733,453	(22,011,811)	(20,658,968)	139,596,749	74,134,613

98,854,611	58,121,158	57,783,460	78,442,428	202,578,895	128,444,282
$117,187,288	$98,854,611	$35,771,649	$57,783,460	$342,175,644	$202,578,895

4,000,002	2,500,002	1,900,002	2,575,002	5,375,002	3,750,002
3,800,000	6,550,000	225,000	225,000	15,000,000	7,550,000
(3,600,000)	(5,050,000)	(950,000)	(900,000)	(12,200,000)	(5,925,000)
4,200,002	4,000,002	1,175,002	1,900,002	8,175,002	5,375,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Moderate Buffer ETF - October (GOCT)		FT Vest U.S. Equity Moderate Buffer ETF - November (GNOV)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(2,451,565)	$(1,587,022)	$(2,417,821)	$(2,011,561)
Net realized gain (loss)	27,299,496	8,490,616	30,174,923	20,321,560
Net change in unrealized appreciation (depreciation)	9,106,531	11,897,482	10,265,971	2,864,755
Net increase (decrease) in net assets resulting from operations	33,954,462	18,801,076	38,023,073	21,174,754

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	—	—	—
Return of capital	—	—	—	—
Total distributions to shareholders	—	—	—	—

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	287,629,133	260,862,426	219,774,600	307,070,067
Cost of shares redeemed	(276,726,120)	(156,208,394)	(209,632,176)	(238,470,338)
Net increase (decrease) in net assets resulting from shareholder transactions	10,903,013	104,654,032	10,142,424	68,599,729
Total increase (decrease) in net assets	44,857,475	123,455,108	48,165,497	89,774,483

NET ASSETS:
Beginning of period	219,228,391	95,773,283	248,247,624	158,473,141
End of period	$264,085,866	$219,228,391	$296,413,121	$248,247,624

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,825,002	2,775,002	6,625,002	4,625,002
Shares sold	7,450,000	7,500,000	5,675,000	8,800,000
Shares redeemed	(7,050,000)	(4,450,000)	(5,350,000)	(6,800,000)
Shares outstanding, end of period	6,225,002	5,825,002	6,950,002	6,625,002
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - November (SNOV)		FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE)		FT Vest U.S. Equity Moderate Buffer ETF - December (GDEC)
Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025

$(1,023,390)	$(746,867)	$(143,401)	$(146,853)	$(3,298,668)	$(2,637,359)
3,998,727	4,735,289	1,630,469	1,438,767	31,882,552	20,308,805
11,307,946	907,261	42,435	257,988	13,998,708	8,030,292
14,283,283	4,895,683	1,529,503	1,549,902	42,582,592	25,701,738

—	—	(1,488,786)	(1,271,202)	—	—
—	—	—	(162,062)	—	—
—	—	(1,488,786)	(1,433,264)	—	—

138,274,567	171,785,469	6,795,649	8,153,012	467,546,967	559,778,558
(169,395,364)	(68,446,645)	(6,049,860)	(6,762,142)	(369,518,083)	(425,297,286)
(31,120,797)	103,338,824	745,789	1,390,870	98,028,884	134,481,272
(16,837,514)	108,234,507	786,506	1,507,508	140,611,476	160,183,010

130,968,192	22,733,685	22,036,549	20,529,041	287,148,962	126,965,952
$114,130,678	$130,968,192	$22,823,055	$22,036,549	$427,760,438	$287,148,962

5,400,002	1,000,002	725,002	675,002	7,950,002	3,850,002
5,750,000	7,350,000	225,000	275,000	12,375,000	16,550,000
(7,000,000)	(2,950,000)	(200,000)	(225,000)	(9,800,000)	(12,450,000)
4,150,002	5,400,002	750,002	725,002	10,525,002	7,950,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest Laddered Moderate Buffer ETF (BUFZ)		FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(861,208)	$(383,732)	$(138,224)	$(62,069)
Net realized gain (loss)	10,807,131	8,202,833	848,343	899,725
Net change in unrealized appreciation (depreciation)	81,790,406	32,578,157	16,910,964	2,893,069
Net increase (decrease) in net assets resulting from operations	91,736,329	40,397,258	17,621,083	3,730,725

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	—	—	—
Return of capital	—	—	—	—
Total distributions to shareholders	—	—	—	—

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	400,760,473	440,275,231	85,960,739	99,413,050
Cost of shares redeemed	(58,895,139)	(86,908,757)	(5,902,944)	(20,954,532)
Net increase (decrease) in net assets resulting from shareholder transactions	341,865,334	353,366,474	80,057,795	78,458,518
Total increase (decrease) in net assets	433,601,663	393,763,732	97,678,878	82,189,243

NET ASSETS:
Beginning of period	623,001,779	229,238,047	92,669,946	10,480,703
End of period	$1,056,603,442	$623,001,779	$190,348,824	$92,669,946

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	24,400,002	9,850,002	4,200,002	500,002
Shares sold	14,900,000	18,150,000	3,600,000	4,700,000
Shares redeemed	(2,150,000)	(3,600,000)	(250,000)	(1,000,000)
Shares outstanding, end of period	37,150,002	24,400,002	7,550,002	4,200,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$41.04	$37.57	$32.97	$30.09
Income from investment operations:
Net investment income (loss) (b)	(0.36)	(0.32)	(0.29)	(0.16)
Net realized and unrealized gain (loss)	5.25	3.79	4.89	3.04
Total from investment operations	4.89	3.47	4.60	2.88
Net asset value, end of period	$45.93	$41.04	$37.57	$32.97
Total return (c)	11.92%	9.24%	13.95%	9.57%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$438,611	$367,315	$253,631	$141,767
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.83)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%

(a)	Inception date is January 20, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$39.98	$36.23	$31.62	$29.32
Income from investment operations:
Net investment income (loss) (b)	(0.35)	(0.31)	(0.28)	(0.13)
Net realized and unrealized gain (loss)	5.27	4.06	4.89	2.43
Total from investment operations	4.92	3.75	4.61	2.30
Net asset value, end of period	$44.90	$39.98	$36.23	$31.62
Total return (c)	12.31%	10.35%	14.58%	7.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$381,623	$353,841	$393,977	$201,581
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.82)%	(0.83)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%

(a)	Inception date is February 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Small Cap Moderate Buffer ETF - February (SFEB)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$22.46	$21.14	$19.76
Income from investment operations:
Net investment income (loss) (b)	(0.22)	(0.18)	(0.09)
Net realized and unrealized gain (loss)	4.22	1.50	1.47
Total from investment operations	4.00	1.32	1.38
Net asset value, end of period	$26.46	$22.46	$21.14
Total return (c)	17.81%	6.24%	6.98%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$129,643	$80,856	$66,585
Ratio of total expenses to average net assets	0.91% (d)	0.90%	0.90% (e)
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.87)%	(0.84)% (e)
Portfolio turnover rate (f)	0%	0%	0%

(a)	Inception date is February 16, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$31.24	$31.21	$30.77
Income from investment operations:
Net investment income (loss) (b)	(0.22)	(0.20)	(0.08)
Net realized and unrealized gain (loss)	2.57	2.27	1.21
Total from investment operations	2.35	2.07	1.13
Distributions paid to shareholders from:
Net investment income	—	(0.42)	(0.69)
Net realized gain	(2.08)	(1.51)	—
Return of capital	—	(0.11)	—
Total distributions	(2.08)	(2.04)	(0.69)
Net asset value, end of period	$31.51	$31.24	$31.21
Total return (c)	7.80%	6.89%	3.72%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$29,939	$40,612	$21,067
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.69)%	(0.66)%	(0.56)% (e)
Portfolio turnover rate (f)	0%	0%	0%

(a)	Inception date is March 18, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$39.75	$36.32	$32.23	$29.64
Income from investment operations:
Net investment income (loss) (b)	(0.35)	(0.31)	(0.28)	(0.12)
Net realized and unrealized gain (loss)	5.69	3.74	4.37	2.71
Total from investment operations	5.34	3.43	4.09	2.59
Net asset value, end of period	$45.09	$39.75	$36.32	$32.23
Total return (c)	13.43%	9.44%	12.69%	8.74%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$399,023	$417,400	$361,428	$115,234
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.81)%	(0.82)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%

(a)	Inception date is March 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$38.93	$36.46	$31.45	$29.68
Income from investment operations:
Net investment income (loss) (b)	(0.34)	(0.31)	(0.28)	(0.09)
Net realized and unrealized gain (loss)	3.90	2.78	5.29	1.86
Total from investment operations	3.56	2.47	5.01	1.77
Net asset value, end of period	$42.49	$38.93	$36.46	$31.45
Total return (c)	9.14%	6.77%	15.93%	5.96%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$294,263	$248,208	$218,742	$165,902
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.82)%	(0.85)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%

(a)	Inception date is April 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$40.00	$35.86	$31.63	$30.14
Income from investment operations:
Net investment income (loss) (b)	(0.35)	(0.31)	(0.28)	(0.07)
Net realized and unrealized gain (loss)	4.23	4.45	4.51	1.56
Total from investment operations	3.88	4.14	4.23	1.49
Net asset value, end of period	$43.88	$40.00	$35.86	$31.63
Total return (c)	9.70%	11.54%	13.37%	4.94%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$516,659	$302,981	$275,191	$117,046
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.82)%	(0.85)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%

(a)	Inception date is May 19, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$25.05	$24.42	$21.06	$20.08
Income from investment operations:
Net investment income (loss) (b)	(0.24)	(0.21)	(0.19)	(0.05)
Net realized and unrealized gain (loss)	3.67	0.84	3.55	1.03
Total from investment operations	3.43	0.63	3.36	0.98
Net asset value, end of period	$28.48	$25.05	$24.42	$21.06
Total return (c)	13.69%	2.58%	15.95%	4.88%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$112,479	$100,206	$76,925	$30,530
Ratio of total expenses to average net assets	0.91% (d)	0.90%	0.90%	0.90% (e)
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.87)%	(0.87)%	(0.90)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%

(a)	Inception date is May 19, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$31.05	$30.89	$30.49
Income from investment operations:
Net investment income (loss) (b)	(0.05) (c)	(0.21)	(0.03)
Net realized and unrealized gain (loss)	2.07	2.37	0.60
Total from investment operations	2.02	2.16	0.57
Distributions paid to shareholders from:
Net investment income	(0.17)	(0.21)	(0.17)
Net realized gain	(1.60)	(1.66)	—
Return of capital	(0.37)	(0.13)	—
Total distributions	(2.14)	(2.00)	(0.17)
Net asset value, end of period	$30.93	$31.05	$30.89
Total return (d)	6.77%	7.27%	1.86%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$52,577	$14,750	$4,634
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (e)
Ratio of net expenses to average net assets	0.31% (f)	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.16)% (f)	(0.67)%	(0.55)% (e)
Portfolio turnover rate (g)	0%	0%	0%

(a)	Inception date is June 21, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
The Fund received a reimbursement from the sub-advisor in the amount of $215,358, which represents $0.16 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Includes the reimbursement by the sub-advisor. If this reimbursement was not included, the ratio of net expenses and ratio of net investment income (loss) to average net assets would have been 0.85% and (0.70%), respectively.

(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$38.41	$34.96	$30.53	$29.88
Income from investment operations:
Net investment income (loss) (b)	(0.33)	(0.30)	(0.26)	(0.05)
Net realized and unrealized gain (loss)	3.86	3.75	4.69	0.70
Total from investment operations	3.53	3.45	4.43	0.65
Net asset value, end of period	$41.94	$38.41	$34.96	$30.53
Total return (c)	9.19%	9.87%	14.51%	2.18%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$534,739	$339,011	$542,831	$331,204
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.80)%	(0.85)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%

(a)	Inception date is June 16, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$39.91	$35.62	$30.84	$30.75
Income from investment operations:
Net investment income (loss) (b)	(0.35)	(0.30)	(0.27)	(0.03)
Net realized and unrealized gain (loss)	4.97	4.59	5.05	0.12
Total from investment operations	4.62	4.29	4.78	0.09
Net asset value, end of period	$44.53	$39.91	$35.62	$30.84
Total return (c)	11.58%	12.04%	15.50%	0.29%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$409,641	$604,612	$368,715	$185,814
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.82)%	(0.85)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%

(a)	Inception date is July 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$37.91	$34.32	$30.21	$29.68
Income from investment operations:
Net investment income (loss) (b)	(0.33)	(0.29)	(0.26)	(0.01)
Net realized and unrealized gain (loss)	4.53	3.88	4.37	0.54
Total from investment operations	4.20	3.59	4.11	0.53
Net asset value, end of period	$42.11	$37.91	$34.32	$30.21
Total return (c)	11.08%	10.46%	13.60%	1.79%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$389,486	$303,294	$175,028	$61,939
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.82)%	(0.85)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%

(a)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)

	Year Ended August 31,			Period Ended 8/31/2023 (a)
	2026	2025	2024
Net asset value, beginning of period	$24.71	$23.25	$20.26	$19.94
Income from investment operations:
Net investment income (loss) (b)	(0.23)	(0.20)	(0.19)	(0.00) (c)
Net realized and unrealized gain (loss)	3.42	1.66	3.18	0.32
Total from investment operations	3.19	1.46	2.99	0.32
Net asset value, end of period	$27.90	$24.71	$23.25	$20.26
Total return (d)	12.91%	6.28%	14.76%	1.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$117,187	$98,855	$58,121	$14,184
Ratio of total expenses to average net assets	0.91% (e)	0.90%	0.90%	0.90% (f)
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.87)%	(0.88)%	(0.90)% (f)
Portfolio turnover rate (g)	0%	0%	0%	0%

(a)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(f)	Annualized.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$30.41	$30.46	$30.15
Income from investment operations:
Net investment income (loss) (b)	(0.21)	(0.21)	(0.19)
Net realized and unrealized gain (loss)	2.05	1.99	2.34
Total from investment operations	1.84	1.78	2.15
Distributions paid to shareholders from:
Net investment income	—	(0.08)	(1.84)
Net realized gain	(1.80)	(1.70)	—
Return of capital	(0.01)	(0.05)	—
Total distributions	(1.81)	(1.83)	(1.84)
Net asset value, end of period	$30.44	$30.41	$30.46
Total return (c)	6.26%	6.06%	7.31%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$35,772	$57,783	$78,442
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.70)%	(0.69)%	(0.65)% (e)
Portfolio turnover rate (f)	0%	0%	0%

(a)	Inception date is September 15, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - September (GSEP)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$37.69	$34.25	$30.15
Income from investment operations:
Net investment income (loss) (b)	(0.33)	(0.29)	(0.26)
Net realized and unrealized gain (loss)	4.50	3.73	4.36
Total from investment operations	4.17	3.44	4.10
Net asset value, end of period	$41.86	$37.69	$34.25
Total return (c)	11.06%	10.04%	13.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$342,176	$202,579	$128,444
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.83)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is September 15, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - October (GOCT)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$37.64	$34.51	$30.33
Income from investment operations:
Net investment income (loss) (b)	(0.33)	(0.29)	(0.24)
Net realized and unrealized gain (loss)	5.11	3.42	4.42
Total from investment operations	4.78	3.13	4.18
Net asset value, end of period	$42.42	$37.64	$34.51
Total return (c)	12.70%	9.07%	13.78%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$264,086	$219,228	$95,773
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.84)% (e)
Portfolio turnover rate (f)	0%	0%	0%

(a)	Inception date is October 20, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - November (GNOV)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$37.47	$34.26	$30.65
Income from investment operations:
Net investment income (loss) (b)	(0.33)	(0.29)	(0.21)
Net realized and unrealized gain (loss)	5.51	3.50	3.82
Total from investment operations	5.18	3.21	3.61
Net asset value, end of period	$42.65	$37.47	$34.26
Total return (c)	13.82%	9.37%	11.78%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$296,413	$248,248	$158,473
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.82)% (e)
Portfolio turnover rate (f)	0%	0%	0%

(a)	Inception date is November 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Small Cap Moderate Buffer ETF - November (SNOV)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$24.25	$22.73	$19.97
Income from investment operations:
Net investment income (loss) (b)	(0.23)	(0.20)	(0.15)
Net realized and unrealized gain (loss)	3.48	1.72	2.91
Total from investment operations	3.25	1.52	2.76
Net asset value, end of period	$27.50	$24.25	$22.73
Total return (c)	13.40%	6.69%	13.82%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$114,131	$130,968	$22,734
Ratio of total expenses to average net assets	0.91% (d)	0.90%	0.90% (e)
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.87)%	(0.87)% (e)
Portfolio turnover rate (f)	0%	0%	0%

(a)	Inception date is November 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$30.40	$30.41	$30.04
Income from investment operations:
Net investment income (loss) (b)	(0.18) (c)	(0.20)	(0.13)
Net realized and unrealized gain (loss)	2.12	2.17	1.67
Total from investment operations	1.94	1.97	1.54
Distributions paid to shareholders from:
Net investment income	(0.44)	(0.13)	(1.17)
Net realized gain	(1.47)	(1.63)	—
Return of capital	—	(0.22)	—
Total distributions	(1.91)	(1.98)	(1.17)
Net asset value, end of period	$30.43	$30.40	$30.41
Total return (d)	6.67%	6.73%	5.22%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$22,823	$22,037	$20,529
Ratio of total expenses to average net assets	0.86% (e)	0.85%	0.85% (f)
Ratio of net expenses to average net assets	0.76% (e)	0.85%	0.85% (f)
Ratio of net investment income (loss) to average net assets	(0.61)% (e)	(0.67)%	(0.59)% (f)
Portfolio turnover rate (g)	0%	0%	0%

(a)	Inception date is December 15, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
The Fund received a reimbursement from the sub-advisor in the amount of $23,357, which represents $0.03 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)
Includes extraordinary expenses and reimbursement by the sub-advisor. If these extraordinary expenses and reimbursement were not included, the ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 0.85% and (0.70%), respectively.

(f)	Annualized.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - December (GDEC)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$36.12	$32.98	$30.04
Income from investment operations:
Net investment income (loss) (b)	(0.32)	(0.28)	(0.18)
Net realized and unrealized gain (loss)	4.84	3.42	3.12
Total from investment operations	4.52	3.14	2.94
Net asset value, end of period	$40.64	$36.12	$32.98
Total return (c)	12.51%	9.52%	9.79%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$427,760	$287,149	$126,966
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.82)%	(0.82)% (e)
Portfolio turnover rate (f)	0%	0%	0%

(a)	Inception date is December 15, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Laddered Moderate Buffer ETF (BUFZ)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$25.53	$23.27	$19.81
Income from investment operations:
Net investment income (loss) (b)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.94	2.28	3.49
Total from investment operations	2.91	2.26	3.46
Net asset value, end of period	$28.44	$25.53	$23.27
Total return (c)	11.40%	9.71%	17.47%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,056,603	$623,002	$229,238
Ratio of total expenses to average net assets (d)	0.10%	0.17%	0.20% (e)
Ratio of net expenses to average net assets (d)	0.10%	0.10%	0.17% (e)
Ratio of net investment income (loss) to average net assets (d)	(0.10)%	(0.10)%	(0.17)% (e)
Portfolio turnover rate (f)	1%	1%	1%

(a)	Inception date is October 25, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)

	Year Ended August 31,		Period Ended 8/31/2024 (a)
	2026	2025
Net asset value, beginning of period	$22.06	$20.96	$19.84
Income from investment operations:
Net investment income (loss) (b)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	3.17	1.12	1.13
Total from investment operations	3.15	1.10	1.12
Net asset value, end of period	$25.21	$22.06	$20.96
Total return (c)	14.28%	5.25%	5.65%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$190,349	$92,670	$10,481
Ratio of total expenses to average net assets (d)	0.10%	0.18%	0.20% (e)
Ratio of net expenses to average net assets (d)	0.10%	0.10%	0.15% (e)
Ratio of net investment income (loss) to average net assets (d)	(0.10)%	(0.10)%	(0.15)% (e)
Portfolio turnover rate (f)	1%	2%	1%

(a)	Inception date is May 29, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2026

1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the twenty-two funds (each a “Fund” and collectively, the “Funds”), each a non-diversified series of the Trust, listed below. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc.

FT Vest U.S. Equity Moderate Buffer ETF - January (ticker “GJAN”)
FT Vest U.S. Equity Moderate Buffer ETF - February (ticker “GFEB”)
FT Vest U.S. Small Cap Moderate Buffer ETF - February (ticker “SFEB”)
FT Vest U.S. Equity Buffer & Premium Income ETF - March (ticker “XIMR”)
FT Vest U.S. Equity Moderate Buffer ETF - March (ticker “GMAR”)
FT Vest U.S. Equity Moderate Buffer ETF - April (ticker “GAPR”)
FT Vest U.S. Equity Moderate Buffer ETF - May (ticker “GMAY”)
FT Vest U.S. Small Cap Moderate Buffer ETF - May (ticker “SMAY”)
FT Vest U.S. Equity Buffer & Premium Income ETF - June (ticker “XIJN”)
FT Vest U.S. Equity Moderate Buffer ETF - June (ticker “GJUN”)
FT Vest U.S. Equity Moderate Buffer ETF - July (ticker “GJUL”)
FT Vest U.S. Equity Moderate Buffer ETF - August (ticker “GAUG”)
FT Vest U.S. Small Cap Moderate Buffer ETF - August (ticker “SAUG”)
FT Vest U.S. Equity Buffer & Premium Income ETF - September (ticker “XISE”)
FT Vest U.S. Equity Moderate Buffer ETF - September (ticker “GSEP”)
FT Vest U.S. Equity Moderate Buffer ETF - October (ticker “GOCT”)
FT Vest U.S. Equity Moderate Buffer ETF - November (ticker “GNOV”)
FT Vest U.S. Small Cap Moderate Buffer ETF - November (ticker “SNOV”)
FT Vest U.S. Equity Buffer & Premium Income ETF - December (ticker “XIDE”)
FT Vest U.S. Equity Moderate Buffer ETF - December (ticker “GDEC”)
FT Vest Laddered Moderate Buffer ETF (ticker “BUFZ”)
FT Vest Laddered Small Cap Moderate Buffer ETF (ticker “BUFS”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund (“ETF”).
The investment objective of GJAN is to seek to provide investors with returns (before fees and expenses) that match the price return of the State Street® SPDR® S&P 500® ETF Trust (the “Underlying SPDR ETF”), up to a predetermined upside cap of 11.81% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period (an “Outcome Period”) from January 20, 2026 through January 15, 2027. Prior to January 20, 2026, the Fund’s investment objective included an upside cap of 11.72% and an Outcome Period of January 21, 2025 through January 16, 2026.
The investment objective of GFEB is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 12.05% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from February 23, 2026 through February 19, 2027. Prior to February 23, 2026, the Fund’s investment objective included an upside cap of 11.98% and an Outcome Period of February 24, 2025 through February 20, 2026.
The investment objective of SFEB is to seek to provide investors with returns (before fees and expenses) that match the price return of the iShares Russell 2000 ETF (the “Underlying Russell ETF”), up to a predetermined upside cap of 17.36% while providing a buffer (before fees and expenses) against the first 15% of Underlying Russell ETF losses, over the period from February 23, 2026 through February 19, 2027. Prior to February 23, 2026, the Fund’s investment objective included an upside cap of 16.47% and an Outcome Period of February 24, 2025 through February 20, 2026.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
The investment objective of XIMR is to seek to provide investors with a consistent level of income that, when annualized, is approximately 8.33% (before fees and expenses) while providing a buffer against the first 10% of Underlying SPDR ETF losses, over the period from March 23, 2026 through March 19, 2027. Prior to March 23, 2026, the Fund’s investment objective sought to provide investors with a consistent level of income that, when annualized, was approximately 7.22% and an Outcome Period of March 24, 2025 through March 20, 2026.
The investment objective of GMAR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 14.10% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from March 23, 2026 through March 19, 2027. Prior to March 23, 2026, the Fund’s investment objective included an upside cap of 12.20% and an Outcome Period of March 24, 2025 through March 20, 2026.
The investment objective of GAPR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 12.34% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from April 20, 2026 through April 16, 2027. Prior to April 20, 2026, the Fund’s investment objective included an upside cap of 14.78% and an Outcome Period of April 21, 2025 through April 17, 2026.
The investment objective of GMAY is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 13.83% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from May 18, 2026 through May 21, 2027. Prior to May 18, 2026, the Fund’s investment objective included an upside cap of 12.32% and an Outcome Period of May 19, 2025 through May 15, 2026.
The investment objective of SMAY is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Russell ETF, up to a predetermined upside cap of 19.15% while providing a buffer (before fees and expenses) against the first 15% of Underlying Russell ETF losses, over the period from May 18, 2026 through May 21, 2027. Prior to May 18, 2026, the Fund’s investment objective included an upside cap of 16.50% and an Outcome Period of May 19, 2025 through May 15, 2026.
The investment objective of XIJN is to seek to provide investors with a consistent level of income that, when annualized, is approximately 7.61% (before fees and expenses) while providing a buffer against the first 10% of Underlying SPDR ETF losses, over the period from June 22, 2026 through June 17, 2027. Prior to June 22, 2026, the Fund’s investment objective sought to provide investors with a consistent level of income that, when annualized, was approximately 7.88% and an Outcome Period of June 23, 2025 through June 18, 2026.
The investment objective of GJUN is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 13.35% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from June 22, 2026 through June 17, 2027. Prior to June 22, 2026, the Fund’s investment objective included an upside cap of 12.37% and an Outcome Period of June 23, 2025 through June 18, 2026.
The investment objective of GJUL is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 13.82% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from July 20, 2026 through July 16, 2027. Prior to July 20, 2026, the Fund’s investment objective included an upside cap of 12.04% and an Outcome Period of July 21, 2025 through July 17, 2026.
The investment objective of GAUG is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 13.75% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from August 24, 2026 through August 20, 2027. Prior to August 24, 2026, the Fund’s investment objective included an upside cap of 11.89% and an Outcome Period of August 18, 2025 through August 21, 2026.
The investment objective of SAUG is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Russell ETF, up to a predetermined upside cap of 17.75% while providing a buffer (before fees and expenses) against the first 15% of Underlying Russell ETF losses, over the period from August 24, 2026 through August 20, 2027. Prior to August 24, 2026, the Fund’s investment objective included an upside cap of 16.88% and an Outcome Period of August 18, 2025 through August 21, 2026.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
The investment objective of XISE is to seek to provide investors with a consistent level of income that, when annualized, is approximately 6.88% (before fees and expenses) while providing a buffer against the first 10% of Underlying SPDR ETF losses, over the period from September 22, 2025 to September 18, 2026. Prior to September 22, 2025, the Fund’s investment objective sought to provide investors with a consistent level of income that, when annualized, was approximately 6.67% and an Outcome Period of September 23, 2024 through September 19, 2025.
The investment objective of GSEP is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 11.48% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from September 22, 2025 to September 18, 2026. Prior to September 22, 2025, the Fund’s investment objective included an upside cap of 11.30% and an Outcome Period of September 23, 2024 through September 19, 2025.
The investment objective of GOCT is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 12.14% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from October 20, 2025 to October 16, 2026. Prior to October 20, 2025, the Fund’s investment objective included an upside cap of 11.66% and an Outcome Period of October 21, 2024 through October 17, 2025.
The investment objective of GNOV is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 13.25% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from November 24, 2025 to November 20, 2026. Prior to November 24, 2025, the Fund’s investment objective included an upside cap of 12.12% and an Outcome Period of November 18, 2024 through November 21, 2025.
The investment objective of SNOV is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Russell ETF, up to a predetermined upside cap of 18.42% while providing a buffer (before fees and expenses) against the first 15% of Underlying Russell ETF losses, over the period from November 24, 2025 to November 20, 2026. Prior to November 24, 2025, the Fund’s investment objective included an upside cap of 16.62% and an Outcome Period of November 18, 2024 through November 21, 2025.
The investment objective of XIDE is to seek to provide investors with a consistent level of income that, when annualized, is approximately 7.08% (before fees and expenses) while providing a buffer against the first 10% of Underlying SPDR ETF losses, over the period from December 22, 2025 to December 18, 2026. Prior to December 22, 2025, the Fund’s investment objective sought to provide investors with a consistent level of income that, when annualized, was approximately 7.38% and an Outcome Period of December 23, 2024 through December 19, 2025.
The investment objective of GDEC is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 12.08% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from December 22, 2025 to December 18, 2026. Prior to December 22, 2025, the Fund’s investment objective included an upside cap of 12.31% and an Outcome Period of December 23, 2024 through December 19, 2025.
Under normal market conditions, each Fund, with the exception of BUFZ and BUFS, will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the State Street® SPDR® S&P 500® ETF Trust or the iShares Russell 2000 ETF (the “Underlying ETF”) and, for XIMR, XIJN, XISE and XIDE only, short-term (one year or less) U.S. Treasury securities.
The investment objective of BUFZ is to seek to provide investors with capital appreciation. BUFZ seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Vest U.S. Equity Moderate Buffer ETFs (“Underlying Laddered ETFs”). Under normal market conditions, BUFZ will invest substantially all of its assets in Underlying Laddered ETFs. Unlike the Underlying Laddered ETFs, BUFZ itself does not pursue a target outcome strategy. The buffer is only provided by the Underlying Laddered ETFs and BUFZ itself does not provide any stated buffer against losses. In order to understand BUFZ’s strategy and risks, it is important to understand the strategies and risks of the Underlying Laddered ETFs.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
The investment objective of BUFS is to seek to provide investors with capital appreciation. BUFS seeks to achieve its investment objective by providing investors with small cap equity market exposure while attempting to limit downside risk through a laddered portfolio of four FT Vest U.S. Small Cap Moderate Buffer ETFs (“Underlying Small Cap Laddered ETFs”). Under normal market conditions, BUFS will invest substantially all of its assets in Underlying Small Cap Laddered ETFs. Unlike the Underlying Small Cap Laddered ETFs, BUFS itself does not pursue a target outcome strategy. The buffer is only provided by the Underlying Small Cap Laddered ETFs and BUFS itself does not provide any stated buffer against losses. In order to understand BUFS’s strategy and risks, it is important to understand the strategies and risks of the Underlying Small Cap Laddered ETFs.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs within 15 minutes before or after the close of the respective exchange, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
ETFs and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
U.S. Treasuries are valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
a review of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2026, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.
Each Fund, with the exception of BUFZ and BUFS, purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that each Fund holds that reference the Underlying ETF will give each Fund the right to receive

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether each Fund purchases or sells the option. The FLEX Options held by each Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by each Fund at August 31, 2026 are FLEX Options.
D. Affiliated Transactions
BUFZ and BUFS invest in securities of affiliated funds. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.
Amounts relating to investments in affiliated funds in BUFZ at August 31, 2026, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
FT Vest U.S. Equity Moderate Buffer ETF - January	1,916,941	$51,962,292	$33,393,101	$(5,257,257)	$7,104,362	$861,772	$88,064,270	$—
FT Vest U.S. Equity Moderate Buffer ETF - February	1,962,367	51,895,001	33,526,911	(5,574,675)	7,283,602	902,711	88,033,550	—
FT Vest U.S. Equity Moderate Buffer ETF - March	1,953,200	51,831,224	34,133,177	(7,065,449)	7,726,209	1,327,826	87,952,987	—
FT Vest U.S. Equity Moderate Buffer ETF - April	2,071,186	51,809,949	34,407,235	(4,481,493)	5,543,772	686,292	87,965,755	—
FT Vest U.S. Equity Moderate Buffer ETF - May	2,005,177	51,950,421	33,989,277	(4,535,676)	5,664,388	858,601	87,927,011	—
FT Vest U.S. Equity Moderate Buffer ETF - June	2,098,918	51,895,066	34,386,292	(4,470,016)	5,401,731	773,150	87,986,223	—
FT Vest U.S. Equity Moderate Buffer ETF - July	1,975,172	51,925,501	33,453,813	(5,265,047)	6,899,904	902,117	87,916,288	—
FT Vest U.S. Equity Moderate Buffer ETF - August	2,089,069	51,961,330	33,577,972	(4,947,473)	6,514,739	843,237	87,949,805	—
FT Vest U.S. Equity Moderate Buffer ETF - September	2,101,428	51,901,731	33,627,862	(5,248,727)	6,851,495	791,386	87,923,747	—
FT Vest U.S. Equity Moderate Buffer ETF - October	2,073,138	51,969,958	33,681,262	(6,155,795)	7,511,876	893,750	87,901,051	—
FT Vest U.S. Equity Moderate Buffer ETF - November	2,061,458	51,973,438	33,655,556	(6,670,444)	7,880,019	1,082,615	87,921,184	—
FT Vest U.S. Equity Moderate Buffer ETF - December	2,166,260	51,960,087	33,427,354	(5,662,114)	7,408,309	883,674	88,017,310	—
		$623,035,998	$405,259,812	$(65,334,166)	$81,790,406	$10,807,131	$1,055,559,181	$—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Amounts relating to investments in affiliated funds in BUFS at August 31, 2026, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
FT Vest U.S. Small Cap Moderate Buffer ETF - February	1,798,235	$23,209,936	$21,546,658	$(2,626,265)	$5,049,056	$329,984	$47,509,369	$—
FT Vest U.S. Small Cap Moderate Buffer ETF - May	1,672,484	23,067,196	21,797,946	(1,617,254)	4,037,148	204,813	47,489,849	—
FT Vest U.S. Small Cap Moderate Buffer ETF - August	1,705,886	23,152,015	21,773,169	(1,314,530)	3,695,434	151,660	47,457,748	—
FT Vest U.S. Small Cap Moderate Buffer ETF - November	1,736,485	23,243,389	21,586,103	(1,384,731)	4,129,326	161,886	47,735,973	—
		$92,672,536	$86,703,876	$(6,942,780)	$16,910,964	$848,343	$190,192,939	$—
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid annually, with the exception of XIMR, XIJN, XISE and XIDE which are declared and paid monthly and BUFZ and BUFS which are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods, the below Funds paid a distribution in 2025 or 2026.
The tax character of distributions paid by each Fund during their taxable period, ending as indicated, was as follows:

	Taxable Year End	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
FT Vest U.S. Equity Moderate Buffer ETF - January	31-Jan-26	$—	$—	$—
FT Vest U.S. Equity Moderate Buffer ETF - February	28-Feb-26	—	—	—
FT Vest U.S. Small Cap Moderate Buffer ETF - February	28-Feb-26	—	—	—
FT Vest U.S. Equity Buffer & Premium Income ETF - March	31-Mar-26	2,347,664	—	—
FT Vest U.S. Equity Moderate Buffer ETF - March	31-Mar-26	—	—	—
FT Vest U.S. Equity Moderate Buffer ETF - April	30-Apr-26	—	—	—
FT Vest U.S. Equity Moderate Buffer ETF - May	31-May-26	—	—	—
FT Vest U.S. Small Cap Moderate Buffer ETF - May	31-May-26	—	—	—
FT Vest U.S. Equity Buffer & Premium Income ETF - June	30-Jun-26	1,984,831	—	478,143
FT Vest U.S. Equity Moderate Buffer ETF - June	30-Jun-26	—	—	—
FT Vest U.S. Equity Moderate Buffer ETF - July	31-Jul-26	—	—	—
FT Vest U.S. Equity Moderate Buffer ETF - August	31-Aug-26	—	—	—
FT Vest U.S. Small Cap Moderate Buffer ETF - August	31-Aug-26	—	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
	Taxable Year End	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
FT Vest U.S. Equity Buffer & Premium Income ETF - September	30-Sep-25	$3,888,431	$—	$17,782
FT Vest U.S. Equity Moderate Buffer ETF - September	30-Sep-25	—	—	—
FT Vest U.S. Equity Moderate Buffer ETF - October	31-Oct-25	—	—	—
FT Vest U.S. Equity Moderate Buffer ETF - November	30-Nov-25	—	—	—
FT Vest U.S. Small Cap Moderate Buffer ETF - November	30-Nov-25	—	—	—
FT Vest U.S. Equity Buffer & Premium Income ETF - December	31-Dec-25	1,485,581	—	—
FT Vest U.S. Equity Moderate Buffer ETF - December	31-Dec-25	—	—	—
FT Vest Laddered Moderate Buffer ETF	31-Aug-26	—	—	—
FT Vest Laddered Small Cap Moderate Buffer ETF	31-Aug-26	—	—	—
The tax character of distributions paid by each Fund during their taxable period, ending as indicated, was as follows:

	Taxable Year End	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
FT Vest U.S. Equity Moderate Buffer ETF - January	31-Jan-25	$—	$—	$—
FT Vest U.S. Equity Moderate Buffer ETF - February	28-Feb-25	—	—	—
FT Vest U.S. Small Cap Moderate Buffer ETF - February	28-Feb-25	—	—	—
FT Vest U.S. Equity Buffer & Premium Income ETF - March	31-Mar-25	1,447,321	—	101,033
FT Vest U.S. Equity Moderate Buffer ETF - March	31-Mar-25	—	—	—
FT Vest U.S. Equity Moderate Buffer ETF - April	30-Apr-25	—	—	—
FT Vest U.S. Equity Moderate Buffer ETF - May	31-May-25	—	—	—
FT Vest U.S. Small Cap Moderate Buffer ETF - May	31-May-25	—	—	—
FT Vest U.S. Equity Buffer & Premium Income ETF - June	30-Jun-25	387,962	—	30,182
FT Vest U.S. Equity Moderate Buffer ETF - June	30-Jun-25	—	—	—
FT Vest U.S. Equity Moderate Buffer ETF - July	31-Jul-25	—	—	—
FT Vest U.S. Equity Moderate Buffer ETF - August	31-Aug-25	—	—	—
FT Vest U.S. Small Cap Moderate Buffer ETF - August	31-Aug-25	—	—	—
FT Vest U.S. Equity Buffer & Premium Income ETF - September	30-Sep-24	3,982,670	—	111,334
FT Vest U.S. Equity Moderate Buffer ETF - September	30-Sep-24	—	—	—
FT Vest U.S. Equity Moderate Buffer ETF - October	31-Oct-24	—	—	—
FT Vest U.S. Equity Moderate Buffer ETF - November	30-Nov-24	—	—	—
FT Vest U.S. Small Cap Moderate Buffer ETF - November	30-Nov-24	—	—	—
FT Vest U.S. Equity Buffer & Premium Income ETF - December	31-Dec-24	1,178,742	—	162,062
FT Vest U.S. Equity Moderate Buffer ETF - December	31-Dec-24	—	—	—
FT Vest Laddered Moderate Buffer ETF	31-Aug-25	—	—	—
FT Vest Laddered Small Cap Moderate Buffer ETF	31-Aug-25	—	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
As of the applicable taxable year end, the components of distributable earnings on a tax basis for each Fund were as follows:

	Taxable Year-End	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Vest U.S. Equity Moderate Buffer ETF - January	31-Jan-26	$(292,345)	$(34,064,909)	$378,949
FT Vest U.S. Equity Moderate Buffer ETF - February	28-Feb-26	(418,006)	(25,023,171)	(682,242)
FT Vest U.S. Small Cap Moderate Buffer ETF - February	28-Feb-26	(123,404)	(10,606,956)	(17,030)
FT Vest U.S. Equity Buffer & Premium Income ETF - March	31-Mar-26	—	55,153	110,077
FT Vest U.S. Equity Moderate Buffer ETF - March	31-Mar-26	(778,826)	(27,685,490)	977,010
FT Vest U.S. Equity Moderate Buffer ETF - April	30-Apr-26	(695,533)	(34,862,433)	1,496,683
FT Vest U.S. Equity Moderate Buffer ETF - May	31-May-26	(1,085,409)	(37,259,719)	5,485,557
FT Vest U.S. Small Cap Moderate Buffer ETF - May	31-May-26	(322,675)	(15,113,268)	2,507,709
FT Vest U.S. Equity Buffer & Premium Income ETF - June	30-Jun-26	—	—	107,371
FT Vest U.S. Equity Moderate Buffer ETF - June	30-Jun-26	(1,470,362)	(34,045,596)	450,690
FT Vest U.S. Equity Moderate Buffer ETF - July	31-Jul-26	(1,887,760)	(43,692,513)	1,824,578
FT Vest U.S. Equity Moderate Buffer ETF - August	31-Aug-26	(1,656,541)	(31,509,164)	924,495
FT Vest U.S. Small Cap Moderate Buffer ETF - August	31-Aug-26	(604,294)	(15,810,901)	(669,793)
FT Vest U.S. Equity Buffer & Premium Income ETF - September	30-Sep-25	(350,128)	—	82,086
FT Vest U.S. Equity Moderate Buffer ETF - September	30-Sep-25	(1,358,537)	(26,200,461)	679,906
FT Vest U.S. Equity Moderate Buffer ETF - October	31-Oct-25	(1,531,002)	(21,010,475)	2,538,393
FT Vest U.S. Equity Moderate Buffer ETF - November	30-Nov-25	(2,011,116)	(21,834,194)	4,214,659
FT Vest U.S. Small Cap Moderate Buffer ETF - November	30-Nov-25	(920,195)	(9,615,054)	3,521,580
FT Vest U.S. Equity Buffer & Premium Income ETF - December	31-Dec-25	—	—	60,840
FT Vest U.S. Equity Moderate Buffer ETF - December	31-Dec-25	—	(24,101,235)	(379,483)
FT Vest Laddered Moderate Buffer ETF	31-Aug-26	(596,955)	—	122,041,779
FT Vest Laddered Small Cap Moderate Buffer ETF	31-Aug-26	(96,945)	—	20,254,687
F. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For GJAN, GFEB, GMAR, GAPR, GMAY, SMAY, GJUN, GJUL, GAUG and SAUG the taxable years ended 2023, 2024, 2025 and 2026 remain open to federal and state audit. For SFEB, XIMR, XIJN, BUFZ and BUFS the taxable years ended 2024, 2025 and 2026 remain open to federal and state audit. For XISE, GSEP, GOCT, GNOV, SNOV, XIDE and GDEC the taxable years ended 2023, 2024 and 2025 remain open for federal and state audit. As of August 31, 2026, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At each Fund’s applicable taxable year end, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

	Taxable Year End	Non-Expiring Capital Loss Carryforwards
FT Vest U.S. Equity Moderate Buffer ETF - January	31-Jan-26	$34,064,909
FT Vest U.S. Equity Moderate Buffer ETF - February	28-Feb-26	25,023,171
FT Vest U.S. Small Cap Moderate Buffer ETF - February	28-Feb-26	10,606,956
FT Vest U.S. Equity Buffer & Premium Income ETF - March	31-Mar-26	—
FT Vest U.S. Equity Moderate Buffer ETF - March	31-Mar-26	27,685,490
FT Vest U.S. Equity Moderate Buffer ETF - April	30-Apr-26	34,862,433
FT Vest U.S. Equity Moderate Buffer ETF - May	31-May-26	37,259,719
FT Vest U.S. Small Cap Moderate Buffer ETF - May	31-May-26	15,113,268
FT Vest U.S. Equity Buffer & Premium Income ETF - June	30-Jun-26	—
FT Vest U.S. Equity Moderate Buffer ETF - June	30-Jun-26	34,045,596
FT Vest U.S. Equity Moderate Buffer ETF - July	31-Jul-26	43,692,513
FT Vest U.S. Equity Moderate Buffer ETF - August	31-Aug-26	31,509,164
FT Vest U.S. Small Cap Moderate Buffer ETF - August	31-Aug-26	15,810,901
FT Vest U.S. Equity Buffer & Premium Income ETF - September	30-Sep-25	—
FT Vest U.S. Equity Moderate Buffer ETF - September	30-Sep-25	26,200,461
FT Vest U.S. Equity Moderate Buffer ETF - October	31-Oct-25	21,010,475
FT Vest U.S. Equity Moderate Buffer ETF - November	30-Nov-25	21,834,194
FT Vest U.S. Small Cap Moderate Buffer ETF - November	30-Nov-25	9,615,054
FT Vest U.S. Equity Buffer & Premium Income ETF - December	31-Dec-25	—
FT Vest U.S. Equity Moderate Buffer ETF - December	31-Dec-25	24,101,235
FT Vest Laddered Moderate Buffer ETF	31-Aug-26	—
FT Vest Laddered Small Cap Moderate Buffer ETF	31-Aug-26	—
During the applicable taxable year end, the Funds listed below utilized non-expiring capital loss carryforwards in the following amounts:

Capital Loss Utilized
FT Vest U.S. Equity Moderate Buffer ETF - February	$3,711,667
FT Vest U.S. Equity Moderate Buffer ETF - November	6,525,387
Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following taxable year for federal income tax purposes. At each Fund’s applicable taxable year end, the following Funds incurred and elected to defer net late year ordinary or capital losses as follows:

	Taxable Year End	Qualified Late Year Losses
		Ordinary Losses	Capital Losses
FT Vest U.S. Equity Moderate Buffer ETF - January	31-Jan-26	$292,345	$—
FT Vest U.S. Equity Moderate Buffer ETF - February	28-Feb-26	418,006	—
FT Vest U.S. Small Cap Moderate Buffer ETF - February	28-Feb-26	123,404	—
FT Vest U.S. Equity Moderate Buffer ETF - March	31-Mar-26	778,826	—
FT Vest U.S. Equity Moderate Buffer ETF - April	30-Apr-26	695,533	—
FT Vest U.S. Equity Moderate Buffer ETF - May	31-May-26	1,085,409	—
FT Vest U.S. Small Cap Moderate Buffer ETF - May	31-May-26	322,675	—
FT Vest U.S. Equity Moderate Buffer ETF - June	30-Jun-26	1,470,362	—
FT Vest U.S. Equity Moderate Buffer ETF - July	31-Jul-26	1,887,760	—
FT Vest U.S. Equity Moderate Buffer ETF - August	31-Aug-26	1,656,541	—
FT Vest U.S. Small Cap Moderate Buffer ETF - August	31-Aug-26	604,294	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
	Taxable Year End	Qualified Late Year Losses
		Ordinary Losses	Capital Losses
FT Vest U.S. Equity Buffer & Premium Income ETF - September	30-Sep-25	$350,128	$—
FT Vest U.S. Equity Moderate Buffer ETF - September	30-Sep-25	1,358,537	—
FT Vest U.S. Equity Moderate Buffer ETF - October	31-Oct-25	1,531,002	—
FT Vest U.S. Equity Moderate Buffer ETF - November	30-Nov-25	2,011,116	—
FT Vest U.S. Small Cap Moderate Buffer ETF - November	30-Nov-25	920,195	—
FT Vest Laddered Moderate Buffer ETF	31-Aug-26	596,955	—
FT Vest Laddered Small Cap Moderate Buffer ETF	31-Aug-26	96,945	—

In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For each Fund’s applicable taxable period, the adjustments were as follows:

	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest U.S. Equity Moderate Buffer ETF - January	31-Jan-26	$2,938,960	$(49,087,284)	$46,148,324
FT Vest U.S. Equity Moderate Buffer ETF - February	28-Feb-26	2,658,180	(34,819,625)	32,161,445
FT Vest U.S. Small Cap Moderate Buffer ETF - February	28-Feb-26	667,219	(17,656,154)	16,988,935
FT Vest U.S. Equity Buffer & Premium Income ETF - March	31-Mar-26	312,300	(312,300)	—
FT Vest U.S. Equity Moderate Buffer ETF - March	31-Mar-26	3,202,504	(51,877,228)	48,674,724
FT Vest U.S. Equity Moderate Buffer ETF - April	30-Apr-26	1,973,919	(42,535,786)	40,561,867
FT Vest U.S. Equity Moderate Buffer ETF - May	31-May-26	2,261,006	(58,340,489)	56,079,483
FT Vest U.S. Small Cap Moderate Buffer ETF - May	31-May-26	791,513	(23,409,322)	22,617,809
FT Vest U.S. Equity Buffer & Premium Income ETF - June	30-Jun-26	54,592	(54,592)	—
FT Vest U.S. Equity Moderate Buffer ETF - June	30-Jun-26	2,559,296	(43,702,601)	41,143,305
FT Vest U.S. Equity Moderate Buffer ETF - July	31-Jul-26	3,347,837	(67,483,518)	64,135,681
FT Vest U.S. Equity Moderate Buffer ETF - August	31-Aug-26	2,109,171	(38,173,889)	36,064,718
FT Vest U.S. Small Cap Moderate Buffer ETF - August	31-Aug-26	842,844	(27,090,125)	26,247,281
FT Vest U.S. Equity Buffer & Premium Income ETF - September	30-Sep-25	886,648	(886,648)	—
FT Vest U.S. Equity Moderate Buffer ETF - September	30-Sep-25	1,302,014	(32,940,986)	31,638,972
FT Vest U.S. Equity Moderate Buffer ETF - October	31-Oct-25	1,054,770	(30,684,177)	29,629,407
FT Vest U.S. Equity Moderate Buffer ETF - November	30-Nov-25	1,440,815	(24,581,641)	23,140,826
FT Vest U.S. Small Cap Moderate Buffer ETF - November	30-Nov-25	263,797	(10,298,468)	10,034,671
FT Vest U.S. Equity Buffer & Premium Income ETF - December	31-Dec-25	495,109	(599,964)	104,855
FT Vest U.S. Equity Moderate Buffer ETF - December	31-Dec-25	3,020,224	(41,861,721)	38,841,497
FT Vest Laddered Moderate Buffer ETF	31-Aug-26	560,140	(10,811,811)	10,251,671
FT Vest Laddered Small Cap Moderate Buffer ETF	31-Aug-26	94,432	(849,608)	755,176

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
As of August 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest U.S. Equity Moderate Buffer ETF - January	$410,665,219	$53,568,263	$(25,314,377)	$28,253,886
FT Vest U.S. Equity Moderate Buffer ETF - February	358,456,018	49,641,332	(26,206,732)	23,434,600
FT Vest U.S. Small Cap Moderate Buffer ETF - February	120,619,297	16,372,488	(7,251,751)	9,120,737
FT Vest U.S. Equity Buffer & Premium Income ETF - March	28,472,485	6,436,878	(4,950,326)	1,486,552
FT Vest U.S. Equity Moderate Buffer ETF - March	367,908,162	76,401,794	(45,010,049)	31,391,745
FT Vest U.S. Equity Moderate Buffer ETF - April	281,705,468	26,524,433	(13,764,051)	12,760,382
FT Vest U.S. Equity Moderate Buffer ETF - May	501,739,471	27,211,427	(12,002,461)	15,208,966
FT Vest U.S. Small Cap Moderate Buffer ETF - May	107,822,307	8,587,385	(3,848,462)	4,738,923
FT Vest U.S. Equity Buffer & Premium Income ETF - June	51,644,049	1,947,112	(978,718)	968,394
FT Vest U.S. Equity Moderate Buffer ETF - June	523,879,293	20,851,238	(9,630,080)	11,221,158
FT Vest U.S. Equity Moderate Buffer ETF - July	401,499,201	15,690,687	(7,293,918)	8,396,769
FT Vest U.S. Equity Moderate Buffer ETF - August	388,782,479	2,757,644	(1,833,149)	924,495
FT Vest U.S. Small Cap Moderate Buffer ETF - August	117,943,208	1,372,226	(2,042,019)	(669,793)
FT Vest U.S. Equity Buffer & Premium Income ETF - September	33,482,199	6,769,786	(4,455,573)	2,314,213
FT Vest U.S. Equity Moderate Buffer ETF - September	315,195,015	49,424,237	(22,297,973)	27,126,264
FT Vest U.S. Equity Moderate Buffer ETF - October	239,755,952	42,541,796	(18,026,465)	24,515,331
FT Vest U.S. Equity Moderate Buffer ETF - November	269,422,863	50,349,204	(23,147,802)	27,201,402
FT Vest U.S. Small Cap Moderate Buffer ETF - November	100,633,172	26,221,259	(12,637,793)	13,583,466
FT Vest U.S. Equity Buffer & Premium Income ETF - December	21,663,709	3,602,538	(2,428,028)	1,174,510
FT Vest U.S. Equity Moderate Buffer ETF - December	397,498,695	57,936,782	(27,368,123)	30,568,659
FT Vest Laddered Moderate Buffer ETF	934,643,332	122,053,007	(11,228)	122,041,779
FT Vest Laddered Small Cap Moderate Buffer ETF	170,109,653	20,289,796	(35,109)	20,254,687
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
H. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
First Trust is paid an annual unitary management fee based on a percentage of each Fund’s average daily net assets. In addition, BUFZ and BUFS incur a pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”). The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses. The annual unitary management fee payable by each Fund, with the exception of SFEB, SMAY, SAUG, SNOV, BUFZ and BUFS, to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
For SFEB, SMAY, SAUG and SNOV, the annual unitary management fee payable by each Fund will be calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.90000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.87750%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.85500%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.83250%
Fund net assets greater than $10 billion	0.81000%
For BUFZ and BUFS, the annual unitary management fee payable by each Fund will be calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.10000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.09750%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.09500%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.09250%
Fund net assets greater than $10 billion up to and including $15 billion	0.09000%
Fund net assets greater than $15 billion	0.08500%
First Trust is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of each Fund’s assets and will pay Vest for its services as the Funds’ sub-advisor a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, less Vest’s 50% share of the expenses for that month. In the event the Sub-Advisor’s share of the expenses exceeds the amount of the sub-advisory fee in any month, the Sub-Advisor will pay the difference to the Advisor. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Vest will be reduced to reflect the reduction in the Advisor’s management fee.
During the fiscal year ended August 31, 2026, the Sub-Advisor reimbursed XIJN and XIDE $215,358 and $23,357, respectively.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a single-stock fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2026, the Funds, except BUFZ and BUFS, had no purchases or sales of investments, excluding short-term investments and in-kind transactions. Each Fund, except BUFZ and BUFS, holds options for a target outcome period of approximately one year based on the expiration date of the options, which occurs on the third Friday of the month corresponding to the month in each Fund name. For securities transactions purposes, the options are considered short-term investments.
For the fiscal year ended August 31, 2026, the cost of purchases and proceeds from sales of investments for BUFZ and BUFS, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
FT Vest Laddered Moderate Buffer ETF	$4,630,913	$6,473,039
FT Vest Laddered Small Cap Moderate Buffer ETF	781,607	1,041,882
For the fiscal year ended August 31, 2026, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Vest U.S. Equity Moderate Buffer ETF - January	$183,629,838	$364,735,751
FT Vest U.S. Equity Moderate Buffer ETF - February	29,766,402	241,157,588
FT Vest U.S. Small Cap Moderate Buffer ETF - February	85,955,331	83,172,091
FT Vest U.S. Equity Buffer & Premium Income ETF - March	—	—
FT Vest U.S. Equity Moderate Buffer ETF - March	37,548,139	323,095,312
FT Vest U.S. Equity Moderate Buffer ETF - April	45,910,426	145,841,486
FT Vest U.S. Equity Moderate Buffer ETF - May	24,252,939	285,185,260
FT Vest U.S. Small Cap Moderate Buffer ETF - May	77,490,934	79,490,545
FT Vest U.S. Equity Buffer & Premium Income ETF - June	—	—
FT Vest U.S. Equity Moderate Buffer ETF - June	109,873,746	198,239,478
FT Vest U.S. Equity Moderate Buffer ETF - July	17,766,336	510,508,949
FT Vest U.S. Equity Moderate Buffer ETF - August	28,844,421	239,162,578
FT Vest U.S. Small Cap Moderate Buffer ETF - August	95,035,362	95,691,022
FT Vest U.S. Equity Buffer & Premium Income ETF - September	—	2,214,448
FT Vest U.S. Equity Moderate Buffer ETF - September	58,128,121	430,588,999
FT Vest U.S. Equity Moderate Buffer ETF - October	117,905,142	233,290,612
FT Vest U.S. Equity Moderate Buffer ETF - November	84,859,006	192,519,105
FT Vest U.S. Small Cap Moderate Buffer ETF - November	123,511,395	162,241,911
FT Vest U.S. Equity Buffer & Premium Income ETF - December	1,535,901	1,536,077
FT Vest U.S. Equity Moderate Buffer ETF - December	112,730,586	335,871,399
FT Vest Laddered Moderate Buffer ETF	400,628,899	58,861,127
FT Vest Laddered Small Cap Moderate Buffer ETF	85,922,269	5,900,898

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at August 31, 2026, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
GJAN
Options contracts	Equity Risk	Options contracts purchased, at value	$454,396,491	Options contracts written, at value	$18,237,225
GFEB
Options contracts	Equity Risk	Options contracts purchased, at value	399,294,109	Options contracts written, at value	19,964,593
SFEB
Options contracts	Equity Risk	Options contracts purchased, at value	133,806,243	Options contracts written, at value	4,958,718
XIMR
Options contracts	Equity Risk	Options contracts purchased, at value	34,741,247	Options contracts written, at value	6,425,862
GMAR
Options contracts	Equity Risk	Options contracts purchased, at value	432,993,425	Options contracts written, at value	36,596,806
GAPR
Options contracts	Equity Risk	Options contracts purchased, at value	305,937,973	Options contracts written, at value	13,934,899
GMAY
Options contracts	Equity Risk	Options contracts purchased, at value	529,714,872	Options contracts written, at value	17,414,688
SMAY
Options contracts	Equity Risk	Options contracts purchased, at value	116,065,297	Options contracts written, at value	4,548,884
XIJN
Options contracts	Equity Risk	Options contracts purchased, at value	54,958,220	Options contracts written, at value	5,929,001
GJUN
Options contracts	Equity Risk	Options contracts purchased, at value	549,777,052	Options contracts written, at value	19,972,599
GJUL
Options contracts	Equity Risk	Options contracts purchased, at value	423,248,435	Options contracts written, at value	17,574,716
GAUG
Options contracts	Equity Risk	Options contracts purchased, at value	401,752,862	Options contracts written, at value	16,380,962
SAUG
Options contracts	Equity Risk	Options contracts purchased, at value	121,697,986	Options contracts written, at value	5,853,778
XISE
Options contracts	Equity Risk	Options contracts purchased, at value	40,850,952	Options contracts written, at value	5,504,253

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
GSEP
Options contracts	Equity Risk	Options contracts purchased, at value	$354,868,929	Options contracts written, at value	$13,459,097
GOCT
Options contracts	Equity Risk	Options contracts purchased, at value	274,440,084	Options contracts written, at value	11,219,016
GNOV
Options contracts	Equity Risk	Options contracts purchased, at value	310,787,426	Options contracts written, at value	15,572,766
SNOV
Options contracts	Equity Risk	Options contracts purchased, at value	122,767,178	Options contracts written, at value	9,046,994
XIDE
Options contracts	Equity Risk	Options contracts purchased, at value	25,435,301	Options contracts written, at value	3,306,256
GDEC
Options contracts	Equity Risk	Options contracts purchased, at value	443,887,691	Options contracts written, at value	18,209,433
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2026, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	GJAN	GFEB	SFEB	XIMR	GMAR
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$41,780,924	$38,675,925	$12,153,460	$4,689,017	$40,544,589
Written options contracts	105,653	(199,820)	46,451	(1,971,046)	3,473,704
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	9,922,097	7,359,490	2,512,977	(370,159)	8,156,956
Written options contracts	(1,879,360)	(1,632,900)	2,779,499	376,472	(126,909)

Statements of Operations Location	GAPR	GMAY	SMAY	XIJN	GJUN
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$59,736,270	$52,084,194	$21,912,807	$6,453,589	$70,053,530
Written options contracts	(30,226,840)	(16,759,356)	(7,169,495)	(4,411,893)	(30,919,445)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(20,805,704)	(9,949,611)	(6,194,231)	(73,491)	(11,721,229)
Written options contracts	16,985,242	11,934,051	4,610,146	807,358	10,759,888

Statements of Operations Location	GJUL	GAUG	SAUG	XISE	GSEP
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$60,448,833	$42,968,902	$23,448,520	$8,548,056	$39,728,994
Written options contracts	(7,553,609)	(8,756,766)	(7,442,740)	(4,068,006)	(3,000,033)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026

Statements of Operations Location	GJUL	GAUG	SAUG	XISE	GSEP
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	$(3,222,282)	$(1,582,239)	$(4,348,109)	$(1,861,689)	$11,506,515
Written options contracts	1,793,960	1,662,904	1,576,313	576,832	(1,102,034)

Statements of Operations Location	GOCT	GNOV	SNOV	XIDE	GDEC
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$24,154,234	$22,604,944	$(390,724)	$2,595,440	$30,817,395
Written options contracts	3,145,262	7,569,979	4,389,451	(964,927)	1,065,157
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	11,908,031	14,327,316	16,693,126	541,369	16,961,121
Written options contracts	(2,801,500)	(4,061,345)	(5,385,180)	(498,561)	(2,962,413)
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal year ended August 31, 2026, on each Fund’s options contracts.

	Premiums for purchased options contracts opened	Premiums for purchased options contracts closed, exercised and expired	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
GJAN	$815,172,002	$745,989,421	$34,796,506	$28,491,671
GFEB	587,707,086	559,053,327	23,918,597	17,253,787
SFEB	213,588,566	165,765,162	12,003,382	7,426,638
XIMR	36,170,976	47,236,891	5,016,649	5,655,889
GMAR	651,260,972	674,022,371	32,518,201	29,097,070
GAPR	455,242,874	405,861,609	35,480,336	35,554,799
GMAY	843,468,193	621,221,184	56,689,711	44,303,885
SMAY	196,169,777	180,762,661	18,995,221	17,326,960
XIJN	107,024,989	68,042,322	14,564,714	10,097,935
GJUN	779,520,299	575,083,393	44,789,741	35,180,705
GJUL	706,309,235	904,736,923	38,016,863	44,891,167
GAUG	627,981,248	537,648,129	30,287,130	25,194,519
SAUG	235,890,768	214,051,500	20,187,902	19,185,494
XISE	69,702,853	91,929,815	7,557,921	9,252,240
GSEP	806,285,156	670,266,925	35,991,457	28,928,059
GOCT	516,910,158	476,006,435	19,377,647	14,134,071
GNOV	479,356,857	435,585,435	19,261,522	13,179,021
SNOV	253,603,899	279,177,779	9,210,917	6,814,549
XIDE	31,015,130	30,060,715	3,539,770	3,272,481
GDEC	766,960,620	632,272,141	28,544,918	19,736,754
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2026.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:
As of September 21, 2026, the investment objective of XISE changed to seek to provide investors with a consistent level of income that, when annualized, is approximately 7.67% and an Outcome Period of September 21, 2026 through September 17, 2027.
As of September 21, 2026, the investment objective of GSEP changed to include an upside cap of 14.09% and an Outcome Period of September 21, 2026 through September 17, 2027.
As of October 19, 2026, the investment objective of GOCT changed to include an upside cap of 14.05% and an Outcome Period of October 19, 2026 through October 15, 2027.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FT Vest U.S. Equity Moderate Buffer ETF - January, FT Vest U.S. Equity Moderate Buffer ETF - February, FT Vest U.S. Small Cap Moderate Buffer ETF - February, FT Vest U.S. Equity Buffer & Premium Income ETF - March, FT Vest U.S. Equity Moderate Buffer ETF - March, FT Vest U.S. Equity Moderate Buffer ETF - April, FT Vest U.S. Equity Moderate Buffer ETF - May, FT Vest U.S. Small Cap Moderate Buffer ETF - May, FT Vest U.S. Equity Buffer & Premium Income ETF - June, FT Vest U.S. Equity Moderate Buffer ETF - June, FT Vest U.S. Equity Moderate Buffer ETF - July, FT Vest U.S. Equity Moderate Buffer ETF - August, FT Vest U.S. Small Cap Moderate Buffer ETF - August, FT Vest U.S. Equity Buffer & Premium Income ETF - September, FT Vest U.S. Equity Moderate Buffer ETF - September, FT Vest U.S. Equity Moderate Buffer ETF - October, FT Vest U.S. Equity Moderate Buffer ETF - November, FT Vest U.S. Small Cap Moderate Buffer ETF - November, FT Vest U.S. Equity Buffer & Premium Income ETF - December, FT Vest U.S. Equity Moderate Buffer ETF - December, FT Vest Laddered Moderate Buffer ETF, and FT Vest Laddered Small Cap Moderate Buffer ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2026, and the related statements of operations for the year then ended, statements of changes in net assets and financial highlights for the periods indicated in the table below; and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2026, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Changes in Net Assets	Financial Highlights
FT Vest U.S. Equity Moderate Buffer ETF - January	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, 2024, and for the period from January 20, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Equity Moderate Buffer ETF - February	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, 2024, and for the period from February 17, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Small Cap Moderate Buffer ETF - February	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025 and for the period from February 16, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Buffer & Premium Income ETF - March	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025 and for the period from March 18, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Moderate Buffer ETF - March	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, 2024, and for the period from March 17, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Equity Moderate Buffer ETF - April	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, 2024, and for the period from April 21, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Equity Moderate Buffer ETF - May	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, 2024, and for the period from May 19, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Small Cap Moderate Buffer ETF - May
FT Vest U.S. Equity Buffer & Premium Income ETF - June	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, and the period from June 21, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Moderate Buffer ETF - June	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, 2024, and for the period from June 16, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Equity Moderate Buffer ETF - July	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, 2024, and for the period from July 21, 2023 (commencement of investment operations) through August 31, 2023

Report of Independent Registered Public Accounting Firm (Continued)
Individual Funds Included in the Trust	Statements of Changes in Net Assets	Financial Highlights
FT Vest U.S. Equity Moderate Buffer ETF - August	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, 2024, and for the period from August 18, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Small Cap Moderate Buffer ETF - August
FT Vest U.S. Equity Buffer & Premium Income ETF - September	For the years August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, and for the period from September 15, 2023 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Moderate Buffer ETF - September
FT Vest U.S. Equity Moderate Buffer ETF - October	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, and the period from October 20, 2023 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Moderate Buffer ETF - November	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, and the period from November 17, 2023 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Small Cap Moderate Buffer ETF - November
FT Vest U.S. Equity Buffer & Premium Income ETF - December	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, and the period from December 15, 2023 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Moderate Buffer ETF - December
FT Vest Laddered Moderate Buffer ETF	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, and the period from October 25, 2023 (commencement of investment operations) through August 31, 2024
FT Vest Laddered Small Cap Moderate Buffer ETF	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, and the period from May 29, 2024 (commencement of investment operations) through August 31, 2024
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
October 22, 2026

Report of Independent Registered Public Accounting Firm (Continued)
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended August 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended August 31, 2026.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of each of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Vest Laddered Moderate Buffer ETF (BUFZ)
FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)
FT Vest U.S. Equity Buffer & Premium Income ETF – March (XIMR)
FT Vest U.S. Equity Buffer & Premium Income ETF – June (XIJN)
FT Vest U.S. Equity Buffer & Premium Income ETF – September (XISE)
FT Vest U.S. Equity Buffer & Premium Income ETF – December (XIDE)
FT Vest U.S. Equity Moderate Buffer ETF – January (GJAN)
FT Vest U.S. Equity Moderate Buffer ETF – February (GFEB)
FT Vest U.S. Equity Moderate Buffer ETF – March (GMAR)
FT Vest U.S. Equity Moderate Buffer ETF – April (GAPR)
FT Vest U.S. Equity Moderate Buffer ETF – May (GMAY)
FT Vest U.S. Equity Moderate Buffer ETF – June (GJUN)
FT Vest U.S. Equity Moderate Buffer ETF – July (GJUL)
FT Vest U.S. Equity Moderate Buffer ETF – August (GAUG)
FT Vest U.S. Equity Moderate Buffer ETF – September (GSEP)
FT Vest U.S. Equity Moderate Buffer ETF – October (GOCT)
FT Vest U.S. Equity Moderate Buffer ETF – November (GNOV)
FT Vest U.S. Equity Moderate Buffer ETF – December (GDEC)
FT Vest U.S. Small Cap Moderate Buffer ETF – February (SFEB)
FT Vest U.S. Small Cap Moderate Buffer ETF – May (SMAY)
FT Vest U.S. Small Cap Moderate Buffer ETF – August (SAUG)
FT Vest U.S. Small Cap Moderate Buffer ETF – November (SNOV)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the April 13, 2026 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because each of BUFZ and BUFS invests in underlying ETFs in the First Trust Fund Complex, each such Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for each of BUFZ and BUFS was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its respective Expense Group and that the total (net) expense ratio for each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for each of BUFZ and BUFS was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. The Board noted that it had approved a fee reduction for BUFZ and BUFS effective June 30, 2025. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board also received and reviewed information comparing each Fund’s performance for the one-year period ended December 31, 2025 to the performance of the funds in its Performance Universe and to that of a benchmark index. The Board noted that all of the Funds, except BUFZ and BUFS, are target outcome ETFs and considered information provided by the Sub-Advisor on each Fund’s performance during its respective target outcome period that ended between April 1, 2025 and March 31, 2026 and noted that each Fund delivered on its target outcome objective.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2025 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. In addition, with respect to BUFZ and BUFS, the Board considered that the Advisor, as the investment advisor to underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board also noted the Sub-Advisor’s statement that its affiliation with each Fund may position the Sub-Advisor to negotiate more favorable terms, pricing or service levels than it otherwise could and contribute to the Sub-Advisor’s total assets under management. The Board also noted the Sub-Advisor’s statement that the foregoing may enhance its reputation and visibility among institutional investors, consultants and investment professionals. In addition, with respect to BUFZ and BUFS, the Board considered that the Sub-Advisor, as the investment sub-advisor to underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
Distributions paid to foreign shareholders by each Fund, during its applicable taxable period, were properly designated by the Funds as “interest-related dividends” or “short-term capital gain dividends,” and may not be subject to federal income tax, provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by each Fund during its applicable taxable period, none qualify either for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Disclaimers
The Funds are not sponsored, endorsed, sold or promoted by iShares Russell 2000 ETF, BFA, Russell, State Street® SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the iShares Russell 2000 ETF or State Street® SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.

Annual Consolidated Financial Statements and Other Information
For the Year Ended August 31, 2026

First Trust Exchange-Traded Fund VIII

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Annual Consolidated Financial Statements and Other Information
August 31, 2026
Performance and Risk Disclosure
There is no assurance that First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Consolidated Portfolio of Investments
August 31, 2026

Shares	Description	Value
COMMON STOCKS (a) — 72.9%
	Banks — 4.2%
12,920	JPMorgan Chase & Co.	$4,599,779
	Capital Markets — 16.5%
24,606	Coinbase Global, Inc., Class A (b)	4,628,881
193,589	Galaxy Digital, Inc., Class A (b)	4,762,289
84,978	Robinhood Markets, Inc., Class A (b)	8,906,544
		18,297,714
	Financial Services — 8.3%
7,764	Mastercard, Inc., Class A	4,575,403
12,071	Visa, Inc., Class A	4,579,375
		9,154,778
	Health Care Equipment & Supplies — 4.3%
194,968	Strive, Inc., Class A (b) (c)	4,722,125
	Hotels, Restaurants & Leisure — 11.5%
6,535,814	Metaplanet, Inc. (JPY) (b) (c)	12,764,782
	Software — 28.1%
280,012	Bitdeer Technologies Group, Class A (b)	3,038,130
225,448	Cipher Digital, Inc. (b)	3,494,444
281,196	Cleanspark, Inc. (b)	3,267,498
1,072,526	Hive Digital Technologies Ltd. (b) (c)	2,981,622
94,983	IREN Ltd. (b) (c)	3,525,294
287,393	MARA Holdings, Inc. (b)	3,095,223
179,028	Riot Platforms, Inc. (b)	3,400,637
34,963	Strategy, Inc. (b)	4,647,981
236,133	Terawulf, Inc. (b)	3,572,692
		31,023,521
	Total Common Stocks	80,562,699
	(Cost $80,026,051)
EXCHANGE-TRADED PRODUCTS — 21.4%
	Capital Markets — 21.4%
104,257	Bitwise Bitcoin ETF (b)	4,463,242
71,805	Fidelity Wise Origin Bitcoin Fund (b)	4,926,541
56,848	Invesco Galaxy Bitcoin ETF (b)	4,459,157
119,262	iShares Bitcoin Trust ETF (b)	5,327,434
200,827	VanEck Bitcoin ETF (b)	4,476,434
	Total Exchange-Traded Products	23,652,808
	(Cost $24,192,099)
Shares	Description	Value
MONEY MARKET FUNDS — 0.1%
179,110	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (d)	$179,110
	(Cost $179,110)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 12.0%
$13,252,394	Mizuho Financial Group, Inc., 3.66% (d), dated 08/31/26, due 09/01/26, with a maturity value of $13,253,741. Collateralized by U.S. Treasury Securities, interest rates of 0.75% to 4.25%, due 05/31/27 to 10/31/29. The value of the collateral including accrued interest is $13,517,443. (e)	13,252,394
	(Cost $13,252,394)

	Total Investments — 106.4%	117,647,011
	(Cost $117,649,654)
	Net Other Assets and Liabilities — (6.4)%	(7,102,004)
	Net Assets — 100.0%	$110,545,007

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Consolidated Financial
Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
The aggregate value of such securities is $12,906,787 and the total value of the collateral held by the Fund, including for securities sold and pending settlement, is $13,252,394.

(d)	Rate shown reflects yield as of August 31, 2026.
(e)	This security serves as collateral for securities on loan.

Abbreviations throughout the Consolidated Portfolio of Investments:
JPY	– Japanese Yen
See Notes to Consolidated Financial Statements

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Consolidated Portfolio of Investments (Continued)
August 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Consolidated Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$80,562,699	$80,562,699	$—	$—
Exchange-Traded Products*	23,652,808	23,652,808	—	—
Money Market Funds	179,110	179,110	—	—
Repurchase Agreements	13,252,394	—	13,252,394	—
Total Investments	$117,647,011	$104,394,617	$13,252,394	$—

*	See Consolidated Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Consolidated Statement of Assets and Liabilities in the Notes to Consolidated Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Consolidated Statement of Assets and Liabilities(1)	$12,906,787
Non-cash Collateral(2)	(12,906,787)
Net Amount	$—
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Consolidated Statement of Assets and Liabilities	$13,252,394
Non-cash Collateral(3)	(13,252,394)
Net Amount	$—

(1)	The amount presented on the Consolidated Statement of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At August 31, 2026, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Consolidated Portfolio of Investments.
(3)	At August 31, 2026, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Consolidated Financial Statements

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Consolidated Statement of Assets and Liabilities
August 31, 2026

ASSETS:
Investments, at value	$104,394,617
Repurchase agreements, at value	13,252,394
Total investments, at value	117,647,011
Cash	4,384
Receivables:
Investment securities sold	40,019,267
Securities lending income	11,236
Dividends	615
Total Assets	157,682,513

LIABILITIES:
Payables:
Investment securities purchased	33,819,010
Collateral for securities on loan	13,252,394
Investment advisory fees	66,102
Total Liabilities	47,137,506
NET ASSETS	$110,545,007

NET ASSETS consist of:
Paid-in capital	$143,854,800
Par value	75,000
Accumulated distributable earnings (loss)	(33,384,793)
NET ASSETS	$110,545,007
NET ASSET VALUE, per share	$14.74
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	7,500,002
Investments, at cost	$104,397,260
Repurchase agreements, at cost	$13,252,394
Total investments, at cost	$117,649,654
Securities on loan, at value	$12,906,787
See Notes to Consolidated Financial Statements

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Consolidated Statement of Operations
For the Year Ended August 31, 2026

INVESTMENT INCOME:
Dividends	$13,648
Securities lending income (net of fees)	1,376,940
Total investment income	1,390,588

EXPENSES:
Investment advisory fees	971,478
Other expenses	9,531
Total expenses	981,009
NET INVESTMENT INCOME (LOSS)	409,579

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(15,029,708)
In-kind redemptions	1,639,143
Foreign currency transactions	(5,997)
Net realized gain (loss)	(13,396,562)
Net change in unrealized appreciation (depreciation) on investments	(31,244,898)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(44,641,460)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(44,231,881)
See Notes to Consolidated Financial Statements

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Consolidated Statements of Changes in Net Assets

	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$409,579	$(810,736)
Net realized gain (loss)	(13,396,562)	19,331,073
Net change in unrealized appreciation (depreciation)	(31,244,898)	25,279,697
Net increase (decrease) in net assets resulting from operations	(44,231,881)	43,800,034

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(836,940)	(1,600,041)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	18,289,135	56,430,495
Cost of shares redeemed	(7,928,371)	(4,428,030)
Net increase (decrease) in net assets resulting from shareholder transactions	10,360,764	52,002,465
Total increase (decrease) in net assets	(34,708,057)	94,202,458

NET ASSETS:
Beginning of period	145,253,064	51,050,606
End of period	$110,545,007	$145,253,064

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	7,000,002	4,450,002
Shares sold	1,150,000	2,800,000
Shares redeemed	(650,000)	(250,000)
Shares outstanding, end of period	7,500,002	7,000,002
See Notes to Consolidated Financial Statements

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Consolidated Financial Highlights
For a share outstanding throughout each period

	Year Ended August 31,				Period Ended 8/31/2022 (a)
	2026	2025	2024	2023
Net asset value, beginning of period	$20.75	$11.47	$5.77	$6.27	$18.91
Income from investment operations:
Net investment income (loss) (b)	0.06	(0.14)	(0.08)	(0.04)	(0.08)
Net realized and unrealized gain (loss)	(5.96)	9.73	5.78	(0.46)	(12.36)
Total from investment operations	(5.90)	9.59	5.70	(0.50)	(12.44)
Distributions paid to shareholders from:
Net investment income	(0.11)	(0.31)	—	(0.00) (c)	(0.20)
Net realized gain	—	—	—	—	(0.00) (c)
Total distributions	(0.11)	(0.31)	—	(0.00) (c)	(0.20)
Net asset value, end of period	$14.74	$20.75	$11.47	$5.77	$6.27
Total return (d)	(28.43)%	84.26%	98.79%	(7.95)%	(66.46)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$110,545	$145,253	$51,051	$19,609	$26,637
Ratio of total expenses to average net assets	0.86% (e)	0.85%	0.85%	0.85%	0.85% (f)
Ratio of net investment income (loss) to average net assets	0.36%	(0.81)%	(0.82)%	(0.76)%	(0.76)% (f)
Portfolio turnover rate (g)	299%	318%	215%	197%	90%

(a)	Inception date is September 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(f)	Annualized.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2026

1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “CRPT” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund’s investment objective is to provide investors with capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any investment borrowings) in the common stocks and American Depositary Receipts (“ADRs”) of Crypto Industry Companies, including Bitcoin Exchange-Traded Products, and Digital Economy Companies. Under normal market conditions, the Fund will invest at least 50% of its net assets (plus any investment borrowings) in Crypto Industry Companies. The remainder of the Fund’s net assets used to satisfy the 80% test set forth above will be invested in Digital Economy Companies. The Fund generally intends to invest up to 25% of its net assets in Bitcoin Exchange-Traded Products. For tax purposes, certain Bitcoin Exchange-Traded Products will be held indirectly via a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As of August 31, 2026, the Fund invested 16.38% of the Fund’s total assets in the Subsidiary. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The consolidated financial statements include the accounts on a consolidated basis of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements. The preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Consolidated Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, exchange-traded products and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

Notes to Consolidated Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2026
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
a review of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

Notes to Consolidated Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2026
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of August 31, 2026, is included with the Fund’s Consolidated Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. Offsetting on the Consolidated Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Consolidated Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within the Fund’s Consolidated Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Consolidated Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Consolidated Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Consolidated Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Consolidated Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Consolidated Statement of Operations.

Notes to Consolidated Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2026
E. Securities Lending
The Fund may lend securities representing up to 33 1/3% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Fund.
Under the Fund’s Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Bank of New York Mellon (“BNY”) acts as the Fund’s securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. The Fund receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2026, the Fund had securities in the securities lending program.
In the event of a default by a borrower with respect to any loan, BNY will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BNY to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, BNY will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Fund and BNY.
F. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between the Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BNY on behalf of the Fund participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of the Fund’s portfolio or sold for cash. The Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Fund may invest in repurchase agreements, any repurchase agreements held by the Fund during the fiscal year ended August 31, 2026, were received as collateral for lending securities.
G. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Notes to Consolidated Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2026
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for consolidated financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended August 31, 2026 and 2025 was as follows:

Distributions paid from:	2026	2025
Ordinary income	$836,940	$1,600,041
Capital gains	—	—
Return of capital	—	—
As of August 31, 2026, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(749,672)
Net unrealized appreciation (depreciation)	(32,635,121)
H. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income, whether or not such earnings are distributed by the Subsidiary to the Fund. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023, 2024, 2025 and 2026 remain open to federal and state audit. As of August 31, 2026, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s consolidated financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2026, for federal income tax purposes, the Fund had $749,672 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
During the fiscal year ended August 31, 2026, the Fund utilized $11,889,563 of capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2026, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Consolidated Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2026
Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2026, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$465,854	$2,525,871	$(2,991,725)
As of August 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$150,282,132	$642,584	$(33,277,705)	$(32,635,121)
I. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
J. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the consolidated financial statements and consolidated financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the Fund’s and the Subsidiary’s investment portfolios, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
SkyBridge Capital II, LLC (“SkyBridge” or the “Sub-Advisor”) serves as the Fund’s and Subsidiary’s sub-advisor and manages the Fund’s and Subsidiary’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and SkyBridge, First Trust will supervise SkyBridge and its management of the investment of the Fund’s and Subsidiary’s assets and will pay SkyBridge for its services as the Fund’s sub-advisor. SkyBridge receives a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s and Subsidiary’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. First Trust will also be responsible for the Fund’s and the Subsidiary’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Notes to Consolidated Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2026
Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to SkyBridge will be reduced to reflect the reduction in the Advisor’s management fee.
The Subsidiary does not pay First Trust or SkyBridge a separate management fee or sub-advisory fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a single-stock fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2026, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $337,585,095 and $336,585,798, respectively.
For the fiscal year ended August 31, 2026, the cost of in-kind purchases and proceeds from in-kind sales were $12,719,039 and $5,648,828, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of

Notes to Consolidated Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2026
shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2026.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the consolidated financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VIII, as of August 31, 2026, the related consolidated statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for the years ended August 31, 2026, 2025, 2024, and 2023, and for the period from September 20, 2021 (commencement of investment operations), through August 31, 2022, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 2026, 2025, 2024, and 2023, and for the period from September 20, 2021 (commencement of investment operations), through August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
October 20, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended August 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended August 31, 2026.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Consolidated Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Fund Agreements”) among the Trust, on behalf of the Fund, the Advisor and SkyBridge Capital II, LLC (the “Sub-Advisor”). The Board approved the continuation of the Fund Agreements for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. Because the Fund invests in U.S. exchange-traded products that invest directly in Bitcoin or Bitcoin derivatives (collectively, “Bitcoin ETPs”) through a wholly-owned subsidiary of the Fund (the “Subsidiary”), the Board, including the Independent Trustees, also approved the continuation of an Investment Management Agreement (the “Subsidiary Advisory Agreement”) with the Advisor on behalf of the Subsidiary and an Investment Sub-Advisory Agreement (the “Subsidiary Sub-Advisory Agreement” and together with the Subsidiary Advisory Agreement, the “Subsidiary Agreements”) among the Subsidiary, the Advisor and the Sub-Advisor. The Fund Agreements and the Subsidiary Agreements are referred to herein collectively as the “Agreements.” The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund and the Subsidiary (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the Subsidiary and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor, among the Trust, the Advisor and the Sub-Advisor, between the Subsidiary and the Advisor and among the Subsidiary, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s

Other Information (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2026 (Unaudited)
perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered that the Advisor is responsible for the overall management and administration of the Trust, the Fund and the Subsidiary and reviewed all of the services provided by the Advisor to the Fund and the Subsidiary, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s and the Subsidiary’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement and the Subsidiary Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s and the Subsidiary’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund and the Subsidiary, including the Sub-Advisor’s day-to-day management of the Fund’s and the Subsidiary’s investments. In considering the Sub-Advisor’s management of the Fund and the Subsidiary, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust, the Fund and the Subsidiary by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor receives no compensation under the Subsidiary Advisory Agreement, that the Advisor pays the expenses of the Subsidiary and that no compensation is paid to the Sub-Advisor under the Subsidiary Sub-Advisory Agreement. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board also received and reviewed information comparing the Fund’s performance for periods ended December 31, 2025 to the performance of the funds in the Performance Universe and to that of a benchmark index.

Other Information (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2026 (Unaudited)
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2025 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the nature of its sub-advisory services to the Fund does not produce economies of scale and that it believes that its expenses relating to providing services to the Fund will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund, and noted the Sub-Advisor’s statements that there are no other benefits derived or that may be derived by the Sub-Advisor or its affiliates from the Sub-Advisor’s relationship with the Advisor and the Fund and that the Sub-Advisor does not use soft dollars. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2025, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $55,200. This figure is comprised of $1,570 paid (or to be paid) in fixed compensation and $53,630 paid (or to be paid) in variable compensation. There were a total of 23 beneficiaries of the remuneration described above. Those amounts include $28,388 paid (or to be paid) to senior management of First Trust Advisors L.P. and $26,812 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).

Other Information (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2026 (Unaudited)
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended August 31, 2026, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2026

First Trust Exchange-Traded Fund VIII

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Driehaus Capital Management LLC
Stephens Investment Management Group, LLC

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Annual Financial Statements and Other Information
August 31, 2026
Performance and Risk Disclosure
There is no assurance that First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Portfolio of Investments
August 31, 2026

Shares	Description	Value
COMMON STOCKS — 99.3%
	Aerospace & Defense — 5.7%
2,171	AeroVironment, Inc. (a)	$322,068
1,562	BWX Technologies, Inc.	237,877
9,801	Karman Holdings, Inc. (a)	406,251
5,905	Kratos Defense & Security Solutions, Inc. (a)	301,037
8,482	Leonardo DRS, Inc.	322,316
1,735	Mercury Systems, Inc. (a)	151,518
659	Moog, Inc., Class A	244,818
6,717	Park Aerospace Corp.	218,571
5,236	TAT Technologies Ltd. (a)	190,224
3,039	VSE Corp.	634,179
		3,028,859
	Automobile Components — 0.4%
7,123	Garrett Motion, Inc.	191,965
	Automobiles — 0.3%
5,418	Harley-Davidson, Inc.	149,537
	Banks — 0.5%
3,095	Customers Bancorp, Inc. (a)	241,967
	Beverages — 0.4%
3,146	Vita Coco (The) Co., Inc. (a)	184,717
	Biotechnology — 14.1%
3,269	Alkermes PLC (a)	153,610
3,440	Arrowhead Pharmaceuticals, Inc. (a)	283,422
5,717	Celldex Therapeutics, Inc. (a)	226,565
5,123	Cogent Biosciences, Inc. (a)	179,305
1,198	Dianthus Therapeutics, Inc. (a)	126,521
6,940	Exelixis, Inc. (a)	379,202
4,708	Halozyme Therapeutics, Inc. (a)	501,355
8,997	Immunome, Inc. (a)	246,608
2,840	Kymera Therapeutics, Inc. (a)	337,420
317	Madrigal Pharmaceuticals, Inc. (a)	171,189
580	Natera, Inc. (a)	186,737
1,618	Praxis Precision Medicines, Inc. (a)	566,785
3,647	Protagonist Therapeutics, Inc. (a)	538,844
4,299	PTC Therapeutics, Inc. (a)	298,952
6,414	Scholar Rock Holding Corp. (a)	364,315
5,929	Spyre Therapeutics, Inc. (a)	529,638
12,478	Travere Therapeutics, Inc. (a)	827,042
6,854	Twist Bioscience Corp. (a)	952,706
4,243	Veracyte, Inc. (a)	183,255
7,136	Xenon Pharmaceuticals, Inc. (a)	429,730
		7,483,201
Shares	Description	Value

	Broadline Retail — 1.0%
4,302	Global-e Online Ltd. (a)	$160,680
4,972	Ollie’s Bargain Outlet Holdings, Inc. (a)	374,988
		535,668
	Building Products — 1.2%
2,009	AAON, Inc.	152,624
419	CSW Industrials, Inc.	129,450
1,177	Modine Manufacturing Co. (a)	210,012
3,304	Zurn Elkay Water Solutions Corp.	157,931
		650,017
	Capital Markets — 3.9%
3,880	Acadian Asset Management, Inc.	365,496
5,479	Bullish (a)	186,450
3,009	Miami International Holdings, Inc. (a)	128,996
4,586	Piper Sandler Cos.	344,225
3,699	StoneX Group, Inc. (a)	253,308
6,332	Virtu Financial, Inc., Class A	415,632
15,133	WisdomTree, Inc.	364,100
		2,058,207
	Chemicals — 0.8%
1,380	Balchem Corp.	242,728
5,410	Perimeter Solutions, Inc. (a)	165,005
		407,733
	Commercial Services & Supplies — 0.3%
3,744	OPENLANE, Inc. (a)	133,286
	Communications Equipment — 0.3%
4,423	Viavi Solutions, Inc. (a)	160,511
	Construction & Engineering — 1.1%
2,595	Cardinal Infrastructure Group, Inc., Class A (a)	95,963
1,293	Construction Partners, Inc., Class A (a)	137,317
354	Dycom Industries, Inc. (a)	103,088
4,942	Solv Energy, Inc., Class A (a)	126,120
300	Sterling Infrastructure, Inc. (a)	141,021
		603,509
	Construction Materials — 0.3%
5,905	James Hardie Industries PLC (a)	175,437
	Consumer Finance — 3.9%
813	Dave, Inc. (a)	292,290
3,165	Encore Capital Group, Inc. (a)	307,036
1,215	Enova International, Inc. (a)	275,465
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Consumer Finance (Continued)
14,509	EZCORP, Inc., Class A (a)	$468,931
3,355	FirstCash Holdings, Inc.	719,547
		2,063,269
	Consumer Staples Distribution & Retail — 0.3%
1,566	Chefs’ Warehouse (The), Inc. (a)	176,128
	Diversified Consumer Services — 0.5%
2,131	Bright Horizons Family Solutions, Inc. (a)	158,078
6,148	Universal Technical Institute, Inc. (a)	129,907
		287,985
	Diversified Telecommunication Services — 0.5%
5,706	Bandwidth, Inc., Class A (a)	276,342
	Electrical Equipment — 2.2%
5,459	American Superconductor Corp. (a)	156,728
21,327	Amprius Technologies, Inc. (a)	210,711
3,583	DPC Holdings PLC (a)	150,343
27,001	Eos Energy Enterprises, Inc. (a)	86,943
771	Generac Holdings, Inc. (a)	142,928
1,543	Powell Industries, Inc.	277,323
697	Vicor Corp. (a)	130,813
		1,155,789
	Electronic Equipment, Instruments & Components — 2.0%
3,288	Cognex Corp.	200,437
426	Fabrinet (a)	175,908
9,395	Mirion Technologies, Inc. (a)	141,583
11,000	nLight, Inc. (a)	464,970
1,156	Vishay Precision Group, Inc. (a)	71,452
		1,054,350
	Energy Equipment & Services — 2.1%
6,554	Archrock, Inc.	206,582
5,093	Innovex International, Inc. (a)	156,202
2,415	Kodiak Gas Services, Inc.	141,930
4,221	TechnipFMC PLC	329,871
2,974	Tidewater, Inc. (a)	276,939
		1,111,524
	Entertainment — 0.5%
5,303	IMAX Corp. (a)	271,514
	Financial Services — 2.0%
12,616	Flywire Corp. (a)	238,316
Shares	Description	Value

	Financial Services (Continued)
6,146	Paymentus Holdings, Inc., Class A (a)	$218,798
9,427	Remitly Global, Inc. (a)	252,078
1,932	Sezzle, Inc. (a)	232,903
2,760	Toast, Inc., Class A (a)	94,088
		1,036,183
	Food Products — 0.3%
2,498	Freshpet, Inc. (a)	174,510
	Ground Transportation — 0.5%
4,116	Knight-Swift Transportation Holdings, Inc.	281,987
	Health Care Equipment & Supplies — 2.1%
4,423	Axogen, Inc. (a)	224,511
1,906	Glaukos Corp. (a)	342,241
2,780	Globus Medical, Inc., Class A (a)	226,209
2,658	iRhythm Holdings, Inc. (a)	316,143
		1,109,104
	Health Care Providers & Services — 1.6%
4,097	Guardant Health, Inc. (a)	651,505
2,273	HealthEquity, Inc. (a)	219,435
		870,940
	Health Care Technology — 0.2%
2,326	HeartFlow, Inc. (a)	117,207
	Hotels, Restaurants & Leisure — 4.4%
1,034	Cheesecake Factory (The), Inc.	113,213
2,344	Dutch Bros, Inc., Class A (a)	114,528
29,180	First Watch Restaurant Group, Inc. (a)	370,002
47,565	Genius Sports Ltd. (a)	352,932
8,183	Life Time Group Holdings, Inc. (a)	343,850
1,406	Marriott Vacations Worldwide Corp.	146,590
2,607	Navan, Inc., Class A (a)	75,759
12,933	Rush Street Interactive, Inc. (a)	333,154
14,468	Sportradar Group AG, Class A (a)	179,837
2,496	Wingstop, Inc.	273,262
		2,303,127
	Household Durables — 0.6%
1,578	Champion Homes, Inc. (a)	140,868
649	Installed Building Products, Inc.	157,597
		298,465
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance — 1.3%
6,645	Neptune Insurance Holdings, Inc., Class A (a)	$221,345
1,806	Palomar Holdings, Inc.	239,421
4,972	Ryan Specialty Holdings, Inc.	209,719
		670,485
	IT Services — 0.8%
1,198	DigitalOcean Holdings, Inc. (a)	132,607
12,498	Fastly, Inc., Class A (a)	284,829
		417,436
	Leisure Products — 0.3%
3,990	YETI Holdings, Inc. (a)	163,789
	Life Sciences Tools & Services — 3.5%
6,721	Adaptive Biotechnologies Corp. (a)	167,487
9,618	BioLife Solutions, Inc. (a)	356,539
3,024	Bio-Techne Corp.	218,666
2,009	ICON PLC (a)	331,465
487	Medpace Holdings, Inc. (a)	289,273
46	OmniAb, Inc. - 12.5 Earnout Shares (a) (b) (c) (d)	0
46	OmniAb, Inc. - 15 Earnout Shares (a) (b) (c) (d)	0
2,780	Repligen Corp. (a)	503,124
		1,866,554
	Machinery — 3.2%
3,398	CECO Environmental Corp. (a)	241,938
928	ESCO Technologies, Inc.	253,372
1,634	Federal Signal Corp.	191,178
9,476	Kornit Digital Ltd. (a)	159,576
1,319	Lindsay Corp.	151,566
711	RBC Bearings, Inc. (a)	351,419
3,614	Terex Corp.	229,525
1,005	Timken (The) Co.	121,052
		1,699,626
	Marine Transportation — 0.4%
6,472	Star Bulk Carriers Corp.	199,791
	Metals & Mining — 0.7%
9,559	Almonty Industries, Inc. (a)	170,150
10,575	IAMGOLD Corp. (a)	216,259
		386,409
	Oil, Gas & Consumable Fuels — 1.8%
4,140	Antero Resources Corp. (a)	159,307
811	Gulfport Energy Corp. (a)	145,534
12,115	Magnolia Oil & Gas Corp., Class A	325,288
Shares	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
5,975	Uranium Energy Corp. (a)	$73,134
6,087	Viper Energy, Inc., Class A	272,637
		975,900
	Personal Care Products — 0.4%
1,904	elf Beauty, Inc. (a)	207,631
	Pharmaceuticals — 5.3%
8,425	Amylyx Pharmaceuticals, Inc. (a)	284,344
1,176	Axsome Therapeutics, Inc. (a)	233,459
11,415	Definium Therapeutics, Inc. (a)	453,404
10,014	Edgewise Therapeutics, Inc. (a)	418,285
5,799	Indivior Pharmaceuticals, Inc. (a)	202,559
1,806	Ligand Pharmaceuticals, Inc. (a)	513,084
8,013	Septerna, Inc. (a)	305,696
2,635	Structure Therapeutics, Inc., ADR (a)	120,973
6,270	Supernus Pharmaceuticals, Inc. (a)	277,197
		2,809,001
	Professional Services — 2.0%
3,443	Andersen Group, Inc., Class A (a)	191,913
2,350	ExlService Holdings, Inc. (a)	89,488
5,395	First Advantage Corp. (a)	113,403
3,897	Maximus, Inc.	225,129
7,033	Planet Labs PBC (a)	139,605
6,459	Robert Half, Inc.	292,851
		1,052,389
	Real Estate Management & Development — 0.5%
22,468	Compass, Inc., Class A (a)	237,262
	Semiconductors & Semiconductor Equipment — 6.0%
2,882	Ambarella, Inc. (a)	199,953
2,117	AXT, Inc. (a)	128,311
1,441	Camtek Ltd. (a)	193,094
1,147	Credo Technology Group Holding Ltd. (a)	259,440
1,116	Impinj, Inc. (a)	194,541
2,333	Lattice Semiconductor Corp. (a)	269,088
1,156	MACOM Technology Solutions Holdings, Inc. (a)	304,988
2,418	MaxLinear, Inc. (a)	144,863
868	Onto Innovation, Inc. (a)	231,938
3,165	Power Integrations, Inc.	162,618
2,293	Rambus, Inc. (a)	198,780
2,089	Silicon Motion Technology Corp., ADR	515,649
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
345	SiTime Corp. (a)	$195,070
2,658	Ultra Clean Holdings, Inc. (a)	180,292
		3,178,625
	Software — 11.8%
2,333	Agilysys, Inc. (a)	271,585
6,432	Braze, Inc., Class A (a)	218,945
1,563	Commvault Systems, Inc. (a)	214,944
3,369	Descartes Systems Group (The), Inc. (a)	271,676
9,140	Five9, Inc. (a)	315,878
1,461	Guidewire Software, Inc. (a)	299,140
498	InterDigital, Inc.	166,845
8,804	JFrog Ltd. (a)	881,016
1,948	Manhattan Associates, Inc. (a)	434,774
14,956	Netskope, Inc., Class A (a)	228,976
5,043	Rubrik, Inc., Class A (a)	469,201
25,342	SailPoint, Inc. (a)	521,031
9,436	SentinelOne, Inc., Class A (a)	208,536
1,690	ServiceTitan, Inc., Class A (a)	165,688
7,121	Tenable Holdings, Inc. (a)	271,666
12,054	Varonis Systems, Inc. (a)	527,604
25,401	Zeta Global Holdings Corp., Class A (a)	786,669
		6,254,174
	Specialty Retail — 2.7%
2,922	Academy Sports & Outdoors, Inc.	125,529
2,029	Boot Barn Holdings, Inc. (a)	305,629
1,724	Five Below, Inc. (a)	425,552
735	Lithia Motors, Inc.	269,980
3,212	Victoria’s Secret & Co. (a)	274,337
		1,401,027
	Technology Hardware, Storage & Peripherals — 0.3%
1,887	Everpure, Inc., Class A (a)	175,397
	Textiles, Apparel & Luxury Goods — 1.1%
1,146	Crocs, Inc. (a)	137,956
14,503	Figs, Inc., Class A (a)	222,476
5,095	Steven Madden Ltd.	220,002
		580,434
	Trading Companies & Distributors — 3.2%
2,563	Herc Holdings, Inc.	390,447
1,756	Rush Enterprises, Inc., Class A	134,913
1,745	SiteOne Landscape Supply, Inc. (a)	171,935
Shares	Description	Value

	Trading Companies & Distributors (Continued)
7,224	Titan Machinery, Inc. (a)	$148,598
9,342	Xometry, Inc., Class A (a)	865,910
		1,711,803
	Total Common Stocks	52,580,771
	(Cost $44,215,207)
MONEY MARKET FUNDS — 0.7%
377,272	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (e)	377,272
	(Cost $377,272)

	Total Investments — 100.0%	52,958,043
	(Cost $44,592,479)
	Net Other Assets and Liabilities — (0.0)%	(13,050)
	Net Assets — 100.0%	$52,944,993

(a)	Non-income producing security.
(b)	Restricted security as to resale, excluding Rule 144A securities (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(c)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At August 31, 2026, securities noted
as such are valued at $0 or 0.0% of net assets.

(d)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(e)	Rate shown reflects yield as of August 31, 2026.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Portfolio of Investments (Continued)
August 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Life Sciences Tools & Services	$1,866,554	$1,866,554	$—	$— **
Other Industry Categories*	50,714,217	50,714,217	—	—
Money Market Funds	377,272	377,272	—	—
Total Investments	$52,958,043	$52,958,043	$—	$— **

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Statement of Assets and Liabilities
August 31, 2026

ASSETS:
Investments, at value	$52,958,043
Receivables:
Capital shares sold	1,393,288
Dividends	18,824
Total Assets	54,370,155

LIABILITIES:
Payables:
Investment securities purchased	1,382,650
Investment advisory fees	42,512
Total Liabilities	1,425,162
NET ASSETS	$52,944,993

NET ASSETS consist of:
Paid-in capital	$42,771,836
Par value	19,000
Accumulated distributable earnings (loss)	10,154,157
NET ASSETS	$52,944,993
NET ASSET VALUE, per share	$27.87
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,900,002
Investments, at cost	$44,592,479
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Statement of Operations
For the Year Ended August 31, 2026

INVESTMENT INCOME:
Dividends	$136,096
Foreign withholding tax	(496)
Total investment income	135,600

EXPENSES:
Investment advisory fees	400,169
Other expenses	1,903
Total expenses	402,072
NET INVESTMENT INCOME (LOSS)	(266,472)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,134,337
In-kind redemptions	1,791,073
Net realized gain (loss)	5,925,410
Net change in unrealized appreciation (depreciation) on investments	3,449,910
NET REALIZED AND UNREALIZED GAIN (LOSS)	9,375,320
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,108,848
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Statements of Changes in Net Assets

	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$(266,472)	$(155,700)
Net realized gain (loss)	5,925,410	446,869
Net change in unrealized appreciation (depreciation)	3,449,910	2,019,718
Net increase (decrease) in net assets resulting from operations	9,108,848	2,310,887

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	(102,481)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	21,296,314	8,190,343
Cost of shares redeemed	(3,984,971)	(5,051,733)
Net increase (decrease) in net assets resulting from shareholder transactions	17,311,343	3,138,610
Total increase (decrease) in net assets	26,420,191	5,347,016

NET ASSETS:
Beginning of period	26,524,802	21,177,786
End of period	$52,944,993	$26,524,802

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,200,002	1,050,002
Shares sold	850,000	400,000
Shares redeemed	(150,000)	(250,000)
Shares outstanding, end of period	1,900,002	1,200,002
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Financial Highlights
For a share outstanding throughout each period

	Year Ended August 31,				Period Ended 8/31/2022 (a)
	2026	2025	2024	2023
Net asset value, beginning of period	$22.10	$20.17	$16.39	$15.17	$20.19
Income from investment operations:
Net investment income (loss)	(0.16) (b)	(0.13) (b)	(0.09) (b)	(0.08) (b)	(0.08)
Net realized and unrealized gain (loss)	5.93	2.15	3.87	1.30	(4.94)
Total from investment operations	5.77	2.02	3.78	1.22	(5.02)
Distributions paid to shareholders from:
Net investment income	—	(0.09)	—	—	—
Net asset value, end of period	$27.87	$22.10	$20.17	$16.39	$15.17
Total return (c)	26.11%	10.02%	23.06%	8.04%	(24.86)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$52,945	$26,525	$21,178	$7,374	$1,517
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95% (d)
Ratio of net investment income (loss) to average net assets	(0.63)%	(0.64)%	(0.47)%	(0.54)%	(0.55)% (d)
Portfolio turnover rate (e)	110%	84%	86%	79%	74%

(a)	Inception date is October 13, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2026

1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “MMSC” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund seeks to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in equity securities issued by small capitalization companies. The Fund considers small capitalization companies to be those companies with market capitalizations, at the time of investment, within the market capitalization range of the companies comprising the Russell 2000® Growth Index (as of the index’s most recent reconstitution). The Fund’s portfolio is principally composed of common stocks issued by companies domiciled in the United States and common stocks issued by non-U.S. companies that are principally traded in the United States. The Fund utilizes a multi-manager approach to provide exposure to the small capitalization growth segment of the equity market through the blending of multiple portfolio management teams. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2026
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
a review of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of August 31, 2026, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
C. Restricted Securities
As of August 31, 2026, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees.

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2026

Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
OmniAb, Inc. - 12.5 Earnout Shares	11/02/22	46	$0.00	$0	$0	0.00%
OmniAb, Inc. - 15 Earnout Shares	11/02/22	46	0.00	0	0	0.00
				$0	$0	0.00%
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended August 31, 2026 and 2025 was as follows:

Distributions paid from:	2026	2025
Ordinary income	$—	$102,481
Capital gains	—	—
Return of capital	—	—
As of August 31, 2026, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$429,934
Accumulated capital and other gain (loss)	2,637,315
Net unrealized appreciation (depreciation)	7,086,908
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable period ended 2023 and taxable years ended 2024, 2025, and 2026 remain open to federal and state audit. As of August 31, 2026, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2026, the Fund had no capital loss carryforwards for federal income tax purposes.
During the fiscal year ended August 31, 2026, the Fund utilized $1,702,186 of non-expiring capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2026, the Fund had no net late year ordinary or capital losses.

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2026
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2026, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$57,685	$(1,740,644)	$1,682,959
As of August 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$45,871,135	$10,995,193	$(3,908,285)	$7,086,908
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
G. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, selecting and overseeing the investment sub-advisors, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the Fund’s portfolio based on recommendations provided by the Sub-Advisors (defined below) and is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by the Fund. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2026
Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion up to and including $15 billion	0.85500%
Fund net assets greater than $15 billion	0.80750%
The Fund utilizes a multi-manager structure. The Trust, on behalf of the Fund, and First Trust have retained Driehaus Capital Management LLC (“DCM”) and Stephens Investment Management Group, LLC (“SIMG”) (each, a “Sub-Advisor” and together, “Sub-Advisors”), to serve as non-discretionary investment sub-advisors to the Fund pursuant to sub-advisory agreements (the “Sub-Advisory Agreements”). In this capacity, DCM and SIMG are each responsible for providing recommendations to First Trust regarding the selection and allocation of the securities in the portion of the Fund’s portfolio they have been allocated by First Trust. Pursuant to the Sub-Advisory Agreements, First Trust has agreed to pay for the services and facilities provided by the Sub-Advisors through sub-advisory fees equal in the aggregate to an annual rate of 0.35% of the average daily net assets of the Fund (i.e., for each sub-advisor, 0.35% of the average daily net assets of the portion of the Fund’s assets allocated to that sub-advisor). Each Sub-Advisor’s fees are paid by First Trust out of First Trust’s management fee.
Changes to the ownership structure of SIMG, which occurred on December 31, 2025, operated as an “assignment” of the Fund’s prior investment sub-advisory agreement with SIMG under the 1940 Act. As a result, the prior investment sub-advisory agreement terminated pursuant to its terms and the requirements of the 1940 Act. In anticipation of such termination, on April 22, 2025, the Board approved a new investment sub-advisory agreement with SIMG to take effect upon the termination of the prior investment sub-advisory agreement to provide for SIMG’s continuous service as an investment sub-advisor to the Fund. The Board’s approval of the new investment sub-advisory agreement with SIMG was given pursuant to the Advisor’s reliance on an exemptive order issued by the SEC to the Advisor and the Trust and certain no-action assurances issued by the SEC staff that permit the Advisor, subject to approval by the Board, to enter into new sub-advisory agreements for the Fund without obtaining shareholder approval.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a single-stock fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2026, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $45,708,923 and $46,076,605, respectively.
For the fiscal year ended August 31, 2026, the cost of in-kind purchases and proceeds from in-kind sales were $21,123,033 and $3,951,619, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2026
with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2026.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VIII, as of August 31, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for the years ended August 31, 2026, 2025, 2024, and 2023, and for the period from October 13, 2021 (commencement of investment operations) through August 31, 2022, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 2026, 2025, 2024, and 2023, and for the period from October 13, 2021 (commencement of investment operations) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
October 20, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended August 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended August 31, 2026.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”), and First Trust Advisors L.P. (the “Advisor”), and the Investment Sub-Advisory Agreement (the “Driehaus Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, the Advisor and Driehaus Capital Management LLC (“Driehaus”). Driehaus and Stephens Investment Management Group, LLC (“SIMG”) are each referred to as a “Sub-Advisor” and collectively as the “Sub-Advisors.” The Advisory Agreement and the Driehaus Sub-Advisory Agreement are collectively referred to as the “Agreements.” The Board approved the continuation of the Agreements for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and Driehaus responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and Driehaus to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee payable to Driehaus as compared to fees charged to other clients of Driehaus; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and Driehaus to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for Driehaus; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and Driehaus; and information on the Advisor’s and Driehaus’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and Driehaus. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and Driehaus continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisors manage the Fund and knowing the Fund’s unitary fee.
The Board noted that at a meeting held on April 22, 2025, it had approved a new Investment Sub-Advisory Agreement (the “SIMG Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, the Advisor and SIMG that became effective December 31, 2025

Other Information (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2026 (Unaudited)
as a result of a change of control of SIMG. Accordingly, the Board did not consider the renewal of the SIMG Sub-Advisory Agreement at the June 7–8, 2026 meeting.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors under the Agreements. The Board considered that the Fund is an actively-managed ETF and employs a multi-manager structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisors and the allocation of assets between the Sub-Advisors performed by members of the Advisor’s Investment Committee, as well as the background and experience of the persons responsible for such services. The Board considered that each Sub-Advisor acts as a non-discretionary manager providing model portfolio recommendations to the Advisor, and that the Advisor executes the Fund’s portfolio trades. The Board noted that the Advisor oversees the management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, each Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Driehaus Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and Driehaus actively manages a portion of the Fund’s investments. The Board reviewed the materials provided by Driehaus and considered the services that Driehaus provides to the Fund, including Driehaus’ non-discretionary management of the portion of the Fund’s assets allocated to it. In considering Driehaus’ services to the Fund, the Board noted the background and experience of Driehaus’ portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and Driehaus under the Agreements have been and are expected to remain satisfactory and that the Advisor and Driehaus have managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the Advisor pays each Sub-Advisor a separate sub-advisory fee from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and Driehaus to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisors for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board also received and reviewed information comparing the Fund’s performance for periods ended December 31, 2025 to the performance of the funds in the Performance Universe and to that of a benchmark index.

Other Information (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2026 (Unaudited)
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisors are compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and Driehaus to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2025 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
With respect to the Driehaus Sub-Advisory Agreement, the Board considered Driehaus’ statements that it expects to earn a reasonable profit from its advisory relationship with the Fund after the allocation of overhead costs primarily due to having other client accounts that employ the same strategy as the Fund to scale fixed costs, but that Driehaus does not expect any sustained and meaningful economies of scale related to its relationship with the Fund in the near term, and that it believes the sub-advisory fee is appropriate. The Board noted that the Advisor pays Driehaus from the unitary fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of Driehaus with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by Driehaus from its relationship with the Fund, and noted Driehaus’ statement that it does not expect any other benefits to be derived from its relationship with the Advisor and the Fund. The Board noted that Driehaus acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential indirect benefits to Driehaus were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
There were no distributions made by MMSC during the Fund’s fiscal year ended August 31, 2026; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2026

First Trust Exchange-Traded Fund VIII

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
First Trust Smith Unconstrained Bond ETF (UCON)

First Trust Exchange-Traded Fund VIII
Annual Financial Statements and Other Information
August 31, 2026
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments
August 31, 2026

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 38.4%
	Aerospace/Defense — 3.2%
$15,935,000	Boeing (The) Co.	6.53%	05/01/34	$17,010,918
28,535,000	Boeing (The) Co.	7.01%	05/01/64	30,830,408
3,403,000	HEICO Corp.	4.95%	08/01/31	3,381,059
3,403,000	HEICO Corp.	5.40%	08/01/36	3,356,948
4,065,000	Honeywell Aerospace, Inc.	4.30%	03/16/31	3,952,816
8,573,000	Honeywell Aerospace, Inc.	4.95%	03/16/36	8,239,907
6,032,000	Howmet Aerospace, Inc.	4.75%	04/15/36	5,746,621
8,126,000	Lockheed Martin Corp.	5.00%	08/15/35	7,982,433
15,223,000	RTX Corp.	6.10%	03/15/34	16,006,513
5,000,000	TransDigm, Inc. (a)	6.75%	08/15/28	5,038,010
				101,545,633
	Airlines — 1.1%
6,736,000	Alaska Airlines, Inc. (a)	6.50%	06/01/31	6,727,644
6,904,000	Southwest Airlines Co.	5.25%	11/15/35	6,515,105
8,583,000	United Airlines Holdings, Inc.	4.88%	03/01/29	8,478,428
3,358,000	United Airlines Holdings, Inc.	5.38%	03/01/31	3,329,982
8,700,000	United Airlines, Inc. (a)	4.63%	04/15/29	8,573,259
				33,624,418
	Apparel — 0.6%
20,534,000	VF Corp.	2.95%	04/23/30	18,664,778
	Auto Manufacturers — 2.2%
8,424,000	Allison Transmission, Inc. (a)	5.88%	12/01/33	8,368,924
10,000,000	Ford Motor Credit Co. LLC	6.80%	05/12/28	10,258,966
2,201,000	Ford Motor Credit Co. LLC	5.43%	08/13/29	2,201,013
14,582,000	Ford Motor Credit Co. LLC	6.50%	02/07/35	14,747,053
6,650,000	General Motors Co.	5.63%	04/15/30	6,751,786
7,525,000	General Motors Co.	6.25%	04/15/35	7,728,380
3,465,000	General Motors Financial Co., Inc.	5.10%	09/15/31	3,431,581
8,510,000	General Motors Financial Co., Inc.	5.45%	01/08/36	8,301,406
8,555,000	Hyundai Capital America (a)	4.55%	01/08/31	8,337,962
1,717,000	Hyundai Capital America (a)	5.25%	06/21/33	1,686,346
				71,813,417
	Banks — 7.2%
22,347,000	Bank of America Corp. (b)	2.48%	09/21/36	19,284,873
3,590,000	Bank of New York Mellon (The) Corp. (b)	5.09%	04/23/37	3,477,895
5,490,000	First Citizens BancShares, Inc. (b)	5.23%	03/12/31	5,410,288
23,040,000	First Citizens BancShares, Inc. (b)	6.25%	03/12/40	22,290,993
3,039,000	First-Citizens Bank & Trust Co. (b)	5.10%	07/13/29	3,033,005
18,965,000	Goldman Sachs Group (The), Inc. (b)	1.54%	09/10/27	18,952,036
8,360,000	Goldman Sachs Group (The), Inc. (b)	5.33%	07/23/35	8,212,749
8,554,000	Goldman Sachs Group (The), Inc. (b)	5.07%	01/21/37	8,125,327
8,656,000	Goldman Sachs Group (The), Inc. (b)	5.39%	02/02/41	8,208,490
1,765,000	JPMorgan Chase & Co. (b)	5.57%	04/22/28	1,775,826
1,445,000	JPMorgan Chase & Co. (b)	2.07%	06/01/29	1,380,275
1,855,000	JPMorgan Chase & Co. (b)	1.95%	02/04/32	1,621,695
1,800,000	JPMorgan Chase & Co. (b)	5.34%	01/23/35	1,790,587
5,563,000	JPMorgan Chase & Co. (b)	4.90%	01/22/37	5,291,641
8,580,000	JPMorgan Chase & Co. (b)	5.19%	02/05/37	8,234,791
8,079,000	JPMorgan Chase & Co. (b)	5.80%	07/23/41	7,993,489
See Notes to Financial Statements

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$5,219,000	Morgan Stanley (b)	5.07%	01/30/37	$4,977,520
13,063,000	Morgan Stanley (b)	5.30%	04/20/37	12,804,304
3,370,000	Morgan Stanley (b)	5.61%	07/17/37	3,337,869
8,415,000	Morgan Stanley, Series I (b)	4.89%	10/22/36	7,956,748
14,866,000	Pinnacle Financial Partners, Inc. (b)	6.17%	11/01/30	15,106,910
2,365,000	PNC Financial Services Group (The), Inc. (b)	6.88%	10/20/34	2,560,452
4,780,000	PNC Financial Services Group (The), Inc. (b)	5.46%	07/21/37	4,708,839
12,118,000	PNC Financial Services Group (The), Inc. (b)	5.42%	01/25/41	11,598,712
4,289,000	Royal Bank of Canada (b)	6.50%	11/24/85	4,143,113
2,973,000	State Street Corp. (b)	3.03%	11/01/34	2,785,461
5,007,000	US Bancorp (b)	4.84%	02/01/34	4,855,222
7,439,000	US Bancorp (b)	2.49%	11/03/36	6,413,203
4,903,000	Wells Fargo & Co. (b)	5.39%	04/24/34	4,898,093
14,461,000	Wells Fargo & Co. (b)	5.61%	04/23/36	14,521,201
5,948,000	Wells Fargo & Co. (b)	4.96%	01/23/37	5,666,532
				231,418,139
	Biotechnology — 0.4%
2,816,000	BioMarin Pharmaceutical, Inc. (a)	5.50%	02/15/34	2,753,786
3,335,000	Vylor, Inc. (a)	5.13%	08/15/31	3,326,231
7,995,000	Vylor, Inc. (a)	5.63%	08/15/36	7,996,716
				14,076,733
	Building Materials — 0.3%
8,042,000	Martin Marietta Materials, Inc.	5.63%	08/15/36	8,045,643
	Chemicals — 0.9%
4,951,000	Celanese U.S. Holdings LLC	7.33%	07/15/29	5,167,789
8,224,000	Celanese U.S. Holdings LLC	7.00%	02/15/31	8,457,800
2,085,000	Eastman Chemical Co.	4.50%	02/20/31	2,019,228
2,601,000	Ecolab, Inc.	4.80%	06/15/31	2,581,453
3,901,000	Ecolab, Inc.	5.15%	06/15/33	3,884,119
6,538,000	Ecolab, Inc.	5.35%	06/15/36	6,492,415
				28,602,804
	Commercial Services — 0.5%
3,737,000	Automatic Data Processing, Inc.	5.00%	05/07/36	3,633,208
4,935,000	Mobility Global, Inc. (a)	5.45%	06/15/31	4,916,468
8,199,000	Mobility Global, Inc. (a)	6.05%	06/15/36	8,046,279
				16,595,955
	Computers — 0.9%
2,544,000	Accenture Capital, Inc.	5.00%	07/10/31	2,534,954
3,816,000	Accenture Capital, Inc.	5.60%	07/10/36	3,779,745
8,174,000	Crowdstrike Holdings, Inc.	3.00%	02/15/29	7,794,699
2,670,000	Leidos, Inc.	2.30%	02/15/31	2,358,501
8,188,000	Leidos, Inc.	5.40%	03/15/32	8,214,758
2,561,000	Leidos, Inc.	5.00%	03/15/36	2,424,603
				27,107,260
	Diversified Financial Services — 1.7%
9,935,000	American Express Co. (b)	4.80%	10/24/36	9,396,125
1,102,000	American Express Co. (b)	5.41%	02/08/41	1,068,923
5,360,000	Charles Schwab (The) Corp., SOFR Compounded Index + 1.05% (c)	4.69%	03/03/27	5,377,387
See Notes to Financial Statements

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Diversified Financial Services (Continued)
$3,505,000	Charles Schwab (The) Corp. (b)	5.49%	05/21/37	$3,456,663
6,684,000	Citadel Securities Global Holdings LLC (a)	5.50%	06/18/30	6,703,364
2,100,000	Citadel Securities Global Holdings LLC (a)	5.13%	01/27/32	2,051,024
9,720,000	Citadel Securities Global Holdings LLC (a)	6.20%	06/18/35	9,770,352
3,615,000	Citadel Securities Global Holdings LLC (a)	5.75%	03/27/36	3,510,646
5,614,000	LSEG U.S. Fin Corp. (a)	5.25%	03/23/36	5,461,591
1,620,000	Rocket Cos., Inc. (a)	6.13%	08/01/30	1,642,456
1,801,000	Rocket Cos., Inc. (a)	6.13%	08/01/31	1,824,898
2,315,000	Rocket Cos., Inc. (a)	6.50%	06/15/34	2,353,174
2,667,000	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (a)	3.88%	03/01/31	2,490,145
				55,106,748
	Electric — 0.6%
6,718,000	Constellation Energy Generation LLC	4.80%	01/15/32	6,581,191
8,269,000	Constellation Energy Generation LLC	5.30%	06/01/36	8,018,870
5,190,000	Vistra Operations Co. LLC (a)	7.75%	10/15/31	5,407,632
				20,007,693
	Entertainment — 0.1%
3,487,000	Penn Entertainment, Inc. (a)	5.63%	01/15/27	3,502,793
	Food — 0.9%
20,600,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, L.P. / Albertsons LLC (a)	6.50%	02/15/28	20,752,090
1,827,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, L.P. / Albertsons LLC (a)	5.50%	03/31/31	1,772,313
2,752,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, L.P. / Albertsons LLC (a)	5.63%	03/31/32	2,650,293
5,300,000	Flowers Foods, Inc.	5.75%	03/15/35	4,996,481
				30,171,177
	Healthcare-Products — 1.3%
4,361,000	Augusta SpinCo Corp.	4.66%	03/23/31	4,287,270
10,312,000	Augusta SpinCo Corp.	5.25%	03/23/36	10,059,974
10,913,000	Medline Borrower, L.P. / Medline Co-Issuer, Inc. (a)	6.25%	04/01/29	11,100,922
7,085,000	Solventum Corp.	5.45%	03/13/31	7,161,436
8,435,000	VSP Optical Group, Inc. (a)	5.45%	12/01/35	8,244,462
				40,854,064
	Healthcare-Services — 0.3%
2,943,000	HCA, Inc.	2.38%	07/15/31	2,588,933
6,703,000	HealthEquity, Inc. (a)	4.50%	10/01/29	6,543,056
				9,131,989
	Home Builders — 0.0%
819,000	Taylor Morrison Communities, Inc. (a)	5.13%	08/01/30	817,786
	Household Products/Wares — 0.0%
637,000	Spectrum Brands, Inc. (a)	3.88%	03/15/31	562,153
	Insurance — 0.1%
2,590,000	Jackson Financial, Inc.	6.15%	01/15/37	2,534,373
	Internet — 0.4%
8,389,000	Alphabet, Inc.	4.70%	11/15/35	7,950,965
3,692,000	Match Group Holdings II LLC (a)	4.63%	06/01/28	3,656,493
				11,607,458
See Notes to Financial Statements

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Iron/Steel — 0.3%
$4,760,000	United States Steel Corp. (a)	5.20%	08/01/31	$4,708,275
3,400,000	United States Steel Corp. (a)	5.70%	08/01/36	3,338,465
				8,046,740
	Lodging — 0.5%
7,584,000	Station Casinos LLC (a)	4.50%	02/15/28	7,512,209
7,715,000	Wyndham Hotels & Resorts, Inc. (a)	4.38%	08/15/28	7,581,156
				15,093,365
	Machinery-Diversified — 0.4%
5,631,000	Esab Corp. (a)	6.25%	04/15/29	5,702,970
8,465,000	Flowserve Corp.	5.70%	05/15/36	8,352,039
				14,055,009
	Media — 2.5%
8,049,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	5.00%	02/01/28	7,977,791
6,780,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	7.00%	02/01/33	6,623,167
3,356,000	Charter Communications Operating LLC / Charter Communications Operating Capital	6.95%	08/15/36	3,364,015
2,670,000	Cox Enterprises, Inc. (a)	7.38%	07/15/27	2,706,654
14,250,000	Discovery Global Holdings, Inc.	5.14%	03/15/52	9,618,750
10,783,000	Nexstar Media, Inc. (a)	6.50%	09/15/33	10,837,109
6,781,000	Nexstar Media, Inc. (a)	7.25%	04/15/34	6,873,330
3,899,000	Paramount Global	4.20%	05/19/32	3,398,489
4,543,000	Paramount Global	4.38%	03/15/43	2,880,990
22,891,000	Paramount Global	4.95%	05/19/50	14,320,868
6,050,000	Sirius XM Radio LLC (a)	5.00%	08/01/27	6,037,755
6,840,000	Space Exploration Technologies Corp. (a)	5.88%	07/15/36	6,449,551
				81,088,469
	Oil & Gas — 2.3%
8,592,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp. (a)	6.63%	07/15/33	8,681,496
2,903,000	HF Sinclair Corp.	5.00%	02/01/28	2,898,075
4,135,000	Hilcorp Energy I, L.P. / Hilcorp Finance Co. (a)	6.25%	11/01/28	4,161,361
10,687,000	Hilcorp Energy I, L.P. / Hilcorp Finance Co. (a)	7.25%	02/15/35	10,777,294
7,618,000	Matador Resources Co. (a)	6.00%	04/15/34	7,464,731
4,942,000	Occidental Petroleum Corp.	7.88%	09/15/31	5,511,743
3,894,000	Permian Resources Operating LLC (a)	5.88%	07/01/29	3,900,328
9,456,000	Permian Resources Operating LLC (a)	7.00%	01/15/32	9,773,873
6,000,000	Permian Resources Operating LLC (a)	6.25%	02/01/33	6,095,306
7,660,000	SM Energy Co. (a)	8.75%	07/01/31	8,017,262
2,302,000	Sunoco, L.P. (a)	5.63%	03/15/31	2,287,438
1,360,000	Sunoco, L.P. (a)	5.38%	07/15/31	1,342,169
2,302,000	Sunoco, L.P. (a)	5.88%	03/15/34	2,269,787
1,360,000	Sunoco, L.P. (a)	5.63%	07/15/34	1,321,565
				74,502,428
	Oil & Gas Services — 0.5%
7,284,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc.	4.35%	06/15/31	7,061,855
6,860,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc.	5.00%	06/15/36	6,591,377
3,425,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc.	5.85%	06/15/56	3,274,423
				16,927,655
	Pharmaceuticals — 0.6%
13,096,000	Amneal Pharmaceuticals LLC (a)	6.88%	08/01/32	13,600,536
See Notes to Financial Statements

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Pharmaceuticals (Continued)
$2,520,000	Bayer U.S. Finance LLC (a)	5.13%	07/20/31	$2,500,041
3,024,000	Bayer U.S. Finance LLC (a)	5.63%	07/20/36	2,965,905
				19,066,482
	Pipelines — 1.3%
3,403,000	Buckeye Partners, L.P.	4.13%	12/01/27	3,353,685
400,000	Buckeye Partners, L.P. (a)	4.50%	03/01/28	394,219
10,981,000	Buckeye Partners, L.P. (a)	6.88%	07/01/29	11,257,282
3,156,000	Flex Intermediate Holdco LLC (a)	3.36%	06/30/31	2,887,520
6,000,000	Genesis Energy, L.P. / Genesis Energy Finance Corp.	8.00%	05/15/33	6,297,168
8,273,000	Kinetik Holdings, L.P. (a)	6.63%	12/15/28	8,425,389
7,046,000	NuStar Logistics, L.P.	6.38%	10/01/30	7,225,715
1,275,000	Western Midstream Operating, L.P. (a)	7.25%	04/01/30	1,333,429
				41,174,407
	Real Estate — 0.3%
9,200,000	CoStar Group, Inc. (a)	2.80%	07/15/30	8,245,322
2,306,000	Cushman & Wakefield U.S. Borrower LLC (a)	6.75%	05/15/28	2,310,716
				10,556,038
	Real Estate Investment Trusts — 0.7%
3,555,000	GLP Capital, L.P. / GLP Financing II, Inc.	5.30%	01/15/29	3,565,610
5,175,000	GLP Capital, L.P. / GLP Financing II, Inc.	5.63%	03/01/36	4,934,212
3,630,000	Iron Mountain, Inc. (a)	5.25%	03/15/28	3,621,886
10,810,000	VICI Properties, L.P. / VICI Note Co., Inc. (a)	4.13%	08/15/30	10,274,621
				22,396,329
	Retail — 0.5%
8,695,000	Gap (The), Inc. (a)	3.63%	10/01/29	8,229,876
4,751,000	QXO Building Products, Inc. (a)	6.50%	07/15/31	4,806,817
3,251,000	QXO Building Products, Inc. (a)	6.88%	07/15/34	3,291,342
				16,328,035
	Semiconductors — 1.2%
10,900,000	Foundry JV Holdco LLC (a)	6.25%	01/25/35	11,238,430
12,440,000	Foundry JV Holdco LLC (a)	6.10%	01/25/36	12,695,705
12,305,000	Foundry JV Holdco LLC (a)	6.30%	01/25/39	12,671,988
				36,606,123
	Software — 2.7%
5,000,000	CoreWeave, Inc. (a)	9.00%	02/01/31	4,491,205
8,935,000	Fair Isaac Corp. (a)	6.00%	05/15/33	8,794,095
4,080,000	Fidelity National Information Services, Inc.	4.55%	03/10/29	4,034,493
6,709,000	Fidelity National Information Services, Inc.	2.25%	03/01/31	5,898,118
9,770,000	Fidelity National Information Services, Inc.	4.80%	03/10/31	9,572,072
13,925,000	Fiserv, Inc.	5.25%	08/11/35	13,278,747
5,105,000	Oracle Corp.	5.70%	02/04/36	4,722,731
11,817,000	Synopsys, Inc.	4.85%	04/01/30	11,749,404
15,184,000	Synopsys, Inc.	5.15%	04/01/35	14,750,507
3,970,000	VMware LLC	4.70%	05/15/30	3,910,477
6,400,000	VMware LLC	2.20%	08/15/31	5,550,866
				86,752,715
	Telecommunications — 1.6%
3,051,000	APLD ComputeCo. LLC (a)	9.25%	12/15/30	3,219,832
See Notes to Financial Statements

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Telecommunications (Continued)
$11,313,000	Black Pearl Compute LLC (a)	6.13%	02/15/31	$11,334,393
6,572,000	Galaxy Helios Data Centers II LLC (a)	9.88%	08/01/31	6,513,921
8,287,000	HUT 8 DC LLC (a)	6.19%	11/15/42	8,052,095
4,925,000	Meridian Arc Holdco LLC (a)	6.25%	04/30/31	4,685,357
7,521,000	Sopaipilla Investor LLC (a)	7.53%	11/30/48	7,708,018
8,312,000	Stingray Compute LLC (a)	6.00%	06/15/31	8,103,949
915,000	T-Mobile USA, Inc.	3.75%	04/15/27	911,460
				50,529,025
	Water — 0.3%
10,820,000	American Water Capital Corp.	5.25%	03/01/35	10,727,253
	Total Corporate Bonds and Notes			1,229,641,087
	(Cost $1,242,948,208)
U.S. GOVERNMENT BONDS AND NOTES — 29.5%
80,657,000	U.S. Treasury Bond	4.88%	08/15/45	77,191,270
117,157,000	U.S. Treasury Bond	4.63%	11/15/45	108,466,330
16,815,000	U.S. Treasury Bond	5.00%	05/15/46	16,322,373
47,765,000	U.S. Treasury Bond	1.63%	11/15/50	23,788,276
16,488,000	U.S. Treasury Bond	4.75%	08/15/55	15,256,552
91,008,000	U.S. Treasury Bond	4.63%	11/15/55	82,522,215
89,901,000	U.S. Treasury Bond	5.00%	05/15/56	86,663,160
40,776,000	U.S. Treasury Bond	5.13%	08/15/56	40,084,720
17,370,213	U.S. Treasury Inflation Indexed Bonds (d)	1.25%	04/15/31	16,685,959
17,475,846	U.S. Treasury Inflation Indexed Bonds (d)	1.88%	01/15/36	16,683,453
13,052,000	U.S. Treasury Note	4.25%	07/31/28	13,030,077
4,761,000	U.S. Treasury Note	4.13%	08/31/28	4,741,565
11,881,000	U.S. Treasury Note	3.88%	05/15/29	11,725,990
70,069,000	U.S. Treasury Note	4.13%	10/31/29	69,451,791
15,652,000	U.S. Treasury Note	4.13%	06/30/31	15,403,769
32,055,000	U.S. Treasury Note	4.38%	07/31/31	31,882,204
16,145,000	U.S. Treasury Note	4.38%	08/31/31	16,058,599
163,643,000	U.S. Treasury Note	4.38%	05/15/36	159,027,757
139,262,000	U.S. Treasury Note	4.63%	08/15/36	137,923,778
	Total U.S. Government Bonds and Notes			942,909,838
	(Cost $964,686,474)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 19.5%
	Collateralized Mortgage Obligations — 1.3%
	Federal Home Loan Mortgage Corporation
271,005	Series 2017-4656, Class EZ	4.00%	02/15/47	251,813
3,231,034	Series 2023-5354, Class AB	6.00%	05/25/49	3,274,091
10,362,347	Series 2024-5473, Class BF, 30 Day Average SOFR + 1.30% (c)	4.94%	11/25/54	10,418,947
	Federal National Mortgage Association
1,116,299	Series 2012-20, Class ZT	3.50%	03/25/42	1,034,588
1,276,791	Series 2012-84, Class VZ	3.50%	08/25/42	1,179,490
111,483	Series 2018-38, Class PA	3.50%	06/25/47	108,037
449,036	Series 2018-43, Class CT	3.00%	06/25/48	386,582
1,209,507	Series 2023-64, Class HA	5.50%	09/25/50	1,217,132
	Government National Mortgage Association
13,188,834	Series 2018-78, Class NZ	3.50%	06/20/48	11,974,356
110,918	Series 2018-115, Class DE	3.50%	08/20/48	99,965
See Notes to Financial Statements

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$135,407	Series 2018-124, Class NW	3.50%	09/20/48	$123,161
3,042,000	Series 2019-1, Class KD	3.50%	01/20/49	2,708,914
235,010	Series 2019-12, Class QA	3.50%	09/20/48	226,664
223,289	Series 2019-119, Class JE	3.00%	09/20/49	194,336
1,008,978	Series 2023-131, Class P	5.50%	06/20/48	1,006,763
673,524	Series 2024-30, Class CF, 30 Day Average SOFR + 1.25% (c)	4.89%	02/20/54	676,298
9,874,590	Series 2026-118, Class NZ	5.00%	07/20/56	8,758,307
				43,639,444
	Pass-Through Securities — 18.2%
	Federal Home Loan Mortgage Corporation
242,161	Pool G08726	3.00%	10/01/46	212,389
351,184	Pool G08750	3.00%	03/01/47	307,481
211,576	Pool G08788	3.50%	11/01/47	191,079
697,227	Pool G08792	3.50%	12/01/47	629,189
891,203	Pool G60038	3.50%	01/01/44	826,224
237,130	Pool G60080	3.50%	06/01/45	216,596
477,325	Pool G60344	4.00%	12/01/45	450,943
477,610	Pool G60582	3.50%	05/01/46	434,645
444,180	Pool G60658	3.50%	07/01/46	403,526
192,972	Pool G61556	3.50%	08/01/48	175,257
1,382,492	Pool G61748	3.50%	11/01/48	1,257,607
466,335	Pool G67700	3.50%	08/01/46	425,078
3,879,322	Pool G67706	3.50%	12/01/47	3,530,823
940,521	Pool G67707	3.50%	01/01/48	851,724
1,081,246	Pool G67714	4.00%	07/01/48	1,003,789
1,477,494	Pool G67717	4.00%	11/01/48	1,373,836
2,294,647	Pool G67718	4.00%	01/01/49	2,131,472
6,265,987	Pool QA7837	3.50%	03/01/50	5,682,998
17,076,897	Pool QE0521	2.50%	04/01/52	13,986,751
7,205,599	Pool QF0490	5.50%	09/01/52	7,170,196
537,524	Pool QK1634	6.50%	05/01/43	554,681
10,405,953	Pool RA3078	3.00%	07/01/50	9,056,907
5,085,644	Pool RB5345	6.00%	05/01/45	5,169,741
297,712	Pool RE6029	3.00%	02/01/50	252,938
9,460,444	Pool SD0231	3.00%	01/01/50	8,271,194
19,314,509	Pool SD1460	3.00%	05/01/52	16,728,435
20,849,326	Pool SD1657	2.50%	02/01/52	17,419,477
13,413,314	Pool SD2206	5.50%	02/01/53	13,332,187
11,391,379	Pool SD2509	5.50%	03/01/53	11,423,420
15,934,219	Pool SD2928	4.50%	05/01/53	15,072,069
19,843,335	Pool SD3012	3.00%	05/01/52	17,152,941
13,906,564	Pool SD7509	3.00%	11/01/49	12,109,611
2,548,291	Pool SD7511	3.50%	01/01/50	2,297,546
7,862,089	Pool SD7513	3.50%	04/01/50	7,120,020
4,769,671	Pool SD7518	3.00%	06/01/50	4,146,760
21,738,621	Pool SD7553	3.00%	03/01/52	18,934,017
1,650,108	Pool SD8107	2.50%	11/01/50	1,356,688
20,077,768	Pool SD8491	5.00%	12/01/54	19,457,866
8,373,842	Pool SL2146	5.50%	08/01/55	8,327,888
See Notes to Financial Statements

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$9,864,666	Pool TA0176	5.50%	12/01/55	$9,803,758
159,143	Pool U90772	3.50%	01/01/43	146,762
211,217	Pool U99114	3.50%	02/01/44	194,790
424,206	Pool ZA4692	3.50%	06/01/46	385,536
208,949	Pool ZM0063	4.00%	08/01/45	196,888
5,884,488	Pool ZS4735	3.50%	09/01/47	5,278,500
410,888	Pool ZS9844	3.50%	07/01/46	373,415
1,123,445	Pool ZT0277	3.50%	10/01/46	1,021,160
517,504	Pool ZT0531	3.50%	04/01/47	470,472
506,993	Pool ZT0536	3.50%	03/01/48	459,613
1,581,716	Pool ZT0537	3.50%	03/01/48	1,441,056
267,776	Pool ZT0542	4.00%	07/01/48	248,258
758,347	Pool ZT1703	4.00%	01/01/49	703,470
	Federal National Mortgage Association
1,784,974	Pool AL8825	3.50%	06/01/46	1,622,222
754,679	Pool AS0225	4.00%	08/01/43	715,944
907,618	Pool AS3134	3.50%	08/01/44	829,535
200,853	Pool AS6620	3.50%	02/01/46	182,550
4,030,862	Pool BE3774	4.00%	07/01/47	3,737,606
556,853	Pool BJ2692	3.50%	04/01/48	502,200
669,981	Pool BM1903	3.50%	08/01/47	608,979
184,043	Pool BM2000	3.50%	05/01/47	167,020
462,623	Pool BM3260	3.50%	01/01/48	418,717
530,005	Pool BM4472	3.50%	07/01/48	481,744
10,807,917	Pool BM7755	4.00%	06/01/64	9,846,278
9,109,899	Pool BN7755	3.00%	09/01/49	7,964,820
462,214	Pool BW4936	6.50%	05/01/43	476,960
699,992	Pool CA0854	3.50%	12/01/47	633,522
323,792	Pool CA0907	3.50%	12/01/47	293,261
271,573	Pool CA0996	3.50%	01/01/48	244,843
1,949,475	Pool CA1182	3.50%	02/01/48	1,758,196
324,576	Pool CA1187	3.50%	02/01/48	292,002
209,515	Pool CA1710	4.50%	05/01/48	199,711
338,113	Pool CA2327	4.00%	09/01/48	314,667
2,014,787	Pool CA3633	3.50%	06/01/49	1,829,032
8,983,644	Pool CA4534	3.00%	11/01/49	7,861,561
11,134,493	Pool CB6854	4.50%	08/01/53	10,534,543
5,867,147	Pool DC9671	5.50%	01/01/55	5,816,273
6,177,910	Pool DE3460	5.50%	07/01/55	6,078,293
1,986,020	Pool DE7041	6.50%	08/01/55	2,053,147
5,652,943	Pool DE9741	5.50%	10/01/55	5,618,041
5,209,671	Pool DF6383	5.50%	12/01/55	5,177,505
5,739,253	Pool DF9514	5.50%	01/01/56	5,693,985
17,236,408	Pool DG2890	5.00%	02/01/56	16,677,674
7,364,760	Pool FA1868	7.00%	03/01/55	7,973,753
10,270,766	Pool FA3679	5.50%	03/01/55	10,239,997
22,422,014	Pool FA4541	5.00%	02/01/56	21,877,430
11,956,745	Pool FA4832	5.00%	03/01/56	11,706,975
10,340,335	Pool FA4863	3.50%	09/01/52	9,265,294
See Notes to Financial Statements

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association (Continued)
$11,989,956	Pool FA5236	5.00%	04/01/56	$11,620,547
8,041,926	Pool FA5979	4.50%	06/01/56	7,585,764
7,060,374	Pool FA6065	4.50%	01/01/54	6,708,910
2,936,106	Pool FM2870	3.00%	03/01/50	2,555,844
5,140,572	Pool FM5397	3.00%	12/01/50	4,476,652
6,652,008	Pool FS3876	6.00%	02/01/53	6,740,382
4,810,846	Pool FS6296	6.00%	08/01/53	4,882,686
144,277	Pool MA1146	4.00%	08/01/42	136,767
285,516	Pool MA1373	3.50%	03/01/43	263,845
233,206	Pool MA2077	3.50%	11/01/34	223,485
335,492	Pool MA2670	3.00%	07/01/46	294,289
327,698	Pool MA2806	3.00%	11/01/46	286,656
287,305	Pool MA3057	3.50%	07/01/47	259,528
306,857	Pool MA3210	3.50%	12/01/47	276,272
3,469,820	Pool MA3238	3.50%	01/01/48	3,123,063
288,079	Pool MA3239	4.00%	01/01/48	265,827
417,975	Pool MA3332	3.50%	04/01/48	374,731
440,429	Pool MA3846	3.00%	11/01/49	374,198
386,373	Pool MA4078	2.50%	07/01/50	318,370
620,015	Pool MA4093	2.00%	08/01/40	536,449
4,625,392	Pool MA4128	2.00%	09/01/40	4,010,236
4,145,625	Pool MA4158	2.00%	10/01/50	3,274,890
10,091,064	Pool MA4364	2.00%	06/01/41	8,689,572
1,012,679	Pool MA4379	2.50%	07/01/51	833,355
12,757,057	Pool MA4978	5.00%	04/01/53	12,454,295
4,344,507	Pool MA5242	6.50%	11/01/53	4,432,465
	Government National Mortgage Association
1,762,620	Pool 787961	7.00%	12/20/54	1,801,085
5,281,303	Pool 788213	7.50%	10/20/55	5,554,494
25,201,672	Pool 788648	2.00%	12/20/52	19,778,183
4,281,883	Pool DK6809	6.50%	07/20/55	4,308,960
367,955	Pool MA2825	3.00%	05/20/45	326,383
5,308,504	Pool MA3662	3.00%	05/20/46	4,687,810
475,980	Pool MA3663	3.50%	05/20/46	431,147
321,944	Pool MA3735	3.00%	06/20/46	283,715
6,558,167	Pool MA3937	3.50%	09/20/46	5,933,493
321,091	Pool MA4261	3.00%	02/20/47	282,872
2,028,984	Pool MA4322	4.00%	03/20/47	1,878,001
2,150,473	Pool MA4382	3.50%	04/20/47	1,936,077
175,231	Pool MA4588	4.50%	07/20/47	167,868
473,021	Pool MA4651	3.00%	08/20/47	415,691
689,012	Pool MA4652	3.50%	08/20/47	617,838
238,158	Pool MA4719	3.50%	09/20/47	213,801
592,265	Pool MA4778	3.50%	10/20/47	527,697
570,222	Pool MA4836	3.00%	11/20/47	502,920
586,976	Pool MA4837	3.50%	11/20/47	528,797
192,272	Pool MA4838	4.00%	11/20/47	177,489
203,454	Pool MA4962	3.50%	01/20/48	183,286
292,471	Pool MA4963	4.00%	01/20/48	269,923
See Notes to Financial Statements

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Government National Mortgage Association (Continued)
$408,573	Pool MA5136	3.50%	04/20/48	$366,363
303,405	Pool MA5399	4.50%	08/20/48	289,380
21,090,108	Pool MA8347	4.50%	10/20/52	20,065,241
16,338,354	Pool MA9963	4.50%	10/20/54	15,403,786
				581,795,325
	Total U.S. Government Agency Mortgage-Backed Securities			625,434,769
	(Cost $660,833,166)

Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES — 4.6%
	Banks — 1.8%
2,060,000	BNP Paribas S.A. (a) (b) (e)	7.20%	(f)	2,034,686
5,180,000	Citigroup, Inc., Series JJ (b)	6.50%	(f)	5,210,148
2,478,000	CoBank ACB, Series M (b)	7.13%	(f)	2,512,352
3,930,000	CoBank ACB, Series N (b)	6.75%	(f)	3,936,612
3,637,000	Farm Credit Bank of Texas, Series 6 (b)	7.00%	(f)	3,701,739
3,590,000	HSBC Holdings PLC, Series 1 (b) (e)	6.75%	(f)	3,563,988
7,949,000	JPMorgan Chase & Co., Series PP (b)	6.10%	(f)	7,965,391
5,200,000	PNC Financial Services Group (The), Inc., Series T (b)	3.40%	(f)	5,213,625
6,184,000	Truist Financial Corp., Series N (b)	6.67%	(f)	6,206,534
8,172,000	US Bancorp (b)	3.70%	(f)	8,112,276
8,850,000	Wells Fargo & Co., Series GG (b)	6.13%	(f)	8,775,324
				57,232,675
	Capital Markets — 0.8%
4,637,000	Bank of New York Mellon (The) Corp., Series I (b)	3.75%	(f)	4,619,265
3,585,000	Charles Schwab (The) Corp., Series L (b)	6.10%	(f)	3,538,158
2,510,000	Goldman Sachs Group (The), Inc., Series AA (b)	6.50%	(f)	2,499,294
6,915,000	Goldman Sachs Group (The), Inc., Series X (b)	7.50%	(f)	7,168,213
3,127,000	UBS Group AG (a) (b) (e)	7.13%	(f)	3,150,440
6,241,000	UBS Group AG (a) (b) (e)	6.60%	(f)	6,288,744
				27,264,114
	Consumer Finance — 0.4%
4,683,000	Ally Financial, Inc., Series C (b)	4.70%	(f)	4,545,623
8,602,000	American Express Co. (b)	3.55%	(f)	8,596,618
				13,142,241
	Electric Utilities — 0.9%
13,055,000	American Electric Power Co., Inc. (b)	3.88%	02/15/62	13,020,415
2,254,000	Entergy Corp. (b)	7.13%	12/01/54	2,318,703
2,580,000	Eversource Energy, Series A (b)	6.10%	08/15/56	2,553,980
4,838,000	PacifiCorp. (b)	7.13%	08/15/56	4,785,719
1,357,000	Sierra Pacific Power Co. (b)	6.38%	09/15/56	1,352,009
4,048,000	Xcel Energy, Inc. (b)	5.75%	12/03/56	3,929,007
				27,959,833
	Health Care Providers & Services — 0.4%
12,380,000	CVS Health Corp. (b)	7.00%	03/10/55	12,787,095
See Notes to Financial Statements

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2026
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Independent Power and Renewable Electricity Producers — 0.0%
$929,000	Vistra Corp., Series C (a) (b)	8.88%	(f)	$990,710
	Oil, Gas & Consumable Fuels — 0.3%
2,500,000	Energy Transfer, L.P., Series B (b)	6.63%	(f)	2,516,810
5,435,000	Energy Transfer, L.P., Series G (b)	7.13%	(f)	5,593,474
				8,110,284
	Total Capital Preferred Securities			147,486,952
	(Cost $145,796,512)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES — 4.3%
	Airlines — 0.6%
6,047,000	AS Mileage Plan IP Ltd. (a)	5.02%	10/20/29	5,943,517
12,901,000	AS Mileage Plan IP Ltd. (a)	5.31%	10/20/31	12,512,638
				18,456,155
	Apparel — 0.8%
27,350,000	Gildan Activewear, Inc. (a)	5.40%	10/07/35	26,240,995
	Banks — 0.4%
3,550,000	Danske Bank A/S (a) (b)	5.43%	03/01/28	3,565,015
8,500,000	UBS Group AG (a) (b)	5.01%	03/23/37	8,070,103
2,230,000	UBS Group AG (a) (b)	5.20%	08/10/37	2,136,237
				13,771,355
	Biotechnology — 0.2%
7,530,000	Genmab A/S / Genmab Finance LLC (a)	6.25%	12/15/32	7,645,465
	Cosmetics/Personal Care — 0.1%
1,565,000	L’Oreal S.A. (a)	5.00%	05/20/35	1,545,942
	Entertainment — 0.5%
8,461,000	Brightstar Lottery PLC / Brightstar Global Solutions Corp. (a)	5.75%	01/15/33	8,233,912
8,625,000	Flutter Treasury DAC (a)	5.88%	06/04/31	8,481,713
				16,715,625
	Environmental Control — 0.3%
8,661,000	GFL Environmental, Inc. (a)	4.00%	08/01/28	8,489,981
	Leisure Time — 0.7%
5,645,000	Carnival Corp. Ltd. (a)	4.00%	08/01/28	5,529,915
16,585,000	Carnival Corp. Ltd. (a)	5.75%	08/01/32	16,433,672
				21,963,587
	Oil & Gas — 0.4%
3,463,000	Saudi Arabian Oil Co. (a)	4.38%	02/02/31	3,353,682
8,711,000	Saudi Arabian Oil Co. (a)	5.00%	02/02/36	8,386,239
				11,739,921
	Retail — 0.3%
9,959,000	1011778 BC ULC / New Red Finance, Inc. (a)	3.88%	01/15/28	9,802,046
	Total Foreign Corporate Bonds and Notes			136,371,072
	(Cost $139,417,229)

See Notes to Financial Statements

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Rate (g)	Stated Maturity (h)	Value
SENIOR FLOATING-RATE LOAN INTERESTS — 1.1%
	Aerospace/Defense — 0.5%
$16,489,673	TransDigm, Inc., Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.19%	02/28/31	$16,562,475
	Gaming — 0.3%
8,413,924	Caesars Entertainment, Inc., Term Loan B1, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	5.94%	02/06/31	8,131,721
	Pharmaceuticals — 0.3%
4,667,658	Amneal Pharmaceuticals LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.21%	08/02/32	4,693,913
4,968,000	BioMarin Pharmaceutical, Inc., Term Loan B, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	5.43%	04/27/33	4,971,105
				9,665,018
	Total Senior Floating-Rate Loan Interests			34,359,214
	(Cost $34,577,759)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES — 0.4%
	Carvana Auto Receivables Trust
70,350	Series 2022-P3, Class R (a)	(i)	09/10/29	4,227,975
	Exeter Automobile Receivables Trust
10,000	Series 2021-4A, Class R (a) (j)	(i)	12/15/33	416,023
	Skyline Aircraft Finance LLC
9,442,546	Series 2020-1, Class A (j) (k) (l)	3.23%	05/10/38	8,937,936
	Total Asset-Backed Securities			13,581,934
	(Cost $10,592,543)

Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES — 0.3%
	Banks — 0.0%
80,882	Bank of Hawaii Corp.	8.00%	(f)	2,114,255
	Electric Utilities — 0.2%
267,000	Xcel Energy, Inc.	6.25%	10/15/85	5,994,150
	Financial Services — 0.1%
88,100	Jackson Financial, Inc. (b)	8.00%	(f)	2,267,694
	Total $25 Par Preferred Securities			10,376,099
	(Cost $11,039,593)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES — 0.1%
	Collateralized Mortgage Obligations — 0.0%
	CSMCM Trust
$483,853	Series 2021-RP11, Class CERT (a)	3.78%	10/27/61	393,387
See Notes to Financial Statements

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities — 0.1%
	BXHPP Trust
$5,200,000	Series 2021-FILM, Class E, 1 Mo. CME Term SOFR + CSA + 2.00% (a) (c)	5.75%	08/15/36	$4,199,650
	Total Mortgage-Backed Securities			4,593,037
	(Cost $5,060,274)

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
26,693,683	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (m)	26,693,683
	(Cost $26,693,683)

	Total Investments — 99.0%	3,171,447,685
	(Cost $3,241,645,441)
	Net Other Assets and Liabilities — 1.0%	30,883,855
	Net Assets — 100.0%	$3,202,331,540

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2026, securities noted as such amounted to $650,756,886 or 20.3% of net assets.

(b)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at August 31, 2026. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c)	Floating or variable rate security.
(d)	Security whose principal value is adjusted in accordance with changes to the country’s Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(e)
This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At August 31, 2026, securities noted as such amounted to $15,037,858 or 0.5% of net assets. Of these securities, 0.0% originated in emerging markets, and 100.0% originated in foreign markets.

(f)	Perpetual maturity.
(g)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR floor that establishes a minimum SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR period, spread and floor, but different SOFR reset dates.

(h)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(i)	Zero coupon security.
(j)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
August 31, 2026, securities noted as such are valued at $9,353,959 or 0.3% of net assets.

(k)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(l)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(m)	Rate shown reflects yield as of August 31, 2026.

See Notes to Financial Statements

First Trust Smith Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2026
Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
SOFR	– Secured Overnight Financing Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$1,229,641,087	$—	$1,229,641,087	$—
U.S. Government Bonds and Notes	942,909,838	—	942,909,838	—
U.S. Government Agency Mortgage-Backed Securities	625,434,769	—	625,434,769	—
Capital Preferred Securities*	147,486,952	—	147,486,952	—
Foreign Corporate Bonds and Notes*	136,371,072	—	136,371,072	—
Senior Floating-Rate Loan Interests*	34,359,214	—	34,359,214	—
Asset-Backed Securities	13,581,934	—	4,643,998	8,937,936
$25 Par Preferred Securities*	10,376,099	10,376,099	—	—
Mortgage-Backed Securities	4,593,037	—	4,593,037	—
Money Market Funds	26,693,683	26,693,683	—	—
Total Investments	$3,171,447,685	$37,069,782	$3,125,439,967	$8,937,936

*	See Portfolio of Investments for industry breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments
August 31, 2026

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 49.0%
	Advertising — 0.5%
$8,000,000	Neptune Bidco US, Inc. (a)	9.29%	04/15/29	$8,199,617
6,763,000	Neptune Bidco US, Inc. (a)	9.50%	02/15/33	6,952,303
2,811,000	Outfront Media Capital LLC / Outfront Media Capital Corp. (a)	7.38%	02/15/31	2,919,159
				18,071,079
	Aerospace/Defense — 2.4%
14,375,000	Boeing (The) Co.	6.53%	05/01/34	15,345,588
20,804,000	Boeing (The) Co.	7.01%	05/01/64	22,477,512
3,823,000	Honeywell Aerospace, Inc.	4.30%	03/16/31	3,717,495
5,000,000	Honeywell Aerospace, Inc.	4.60%	03/16/33	4,836,024
8,350,000	Howmet Aerospace, Inc.	3.75%	03/03/28	8,242,369
8,349,000	Howmet Aerospace, Inc.	3.90%	04/15/29	8,171,956
7,400,000	RTX Corp.	6.10%	03/15/34	7,780,871
8,080,000	TransDigm, Inc. (a)	6.75%	08/15/28	8,141,424
				78,713,239
	Airlines — 0.8%
6,563,000	Alaska Airlines, Inc. (a)	6.50%	06/01/31	6,554,858
7,984,000	United Airlines Holdings, Inc.	4.88%	03/01/29	7,886,726
3,288,000	United Airlines Holdings, Inc.	5.38%	03/01/31	3,260,566
8,000,000	United Airlines, Inc. (a)	4.63%	04/15/29	7,883,457
				25,585,607
	Apparel — 1.2%
8,330,000	Crocs, Inc. (a)	4.25%	03/15/29	8,065,818
6,745,000	Under Armour, Inc. (a)	7.25%	07/15/30	6,812,430
7,500,000	VF Corp.	2.80%	04/23/27	7,413,660
17,777,000	VF Corp.	2.95%	04/23/30	16,158,749
				38,450,657
	Auto Manufacturers — 2.6%
11,187,000	Allison Transmission, Inc. (a)	5.88%	12/01/33	11,113,859
10,000,000	Ford Motor Credit Co. LLC	6.80%	05/12/28	10,258,966
15,349,000	Ford Motor Credit Co. LLC	4.97%	04/06/29	15,189,380
8,248,000	Ford Motor Credit Co. LLC	5.73%	09/05/30	8,246,745
7,391,000	Ford Motor Credit Co. LLC	6.50%	02/07/35	7,474,658
7,250,000	General Motors Co.	5.63%	04/15/30	7,360,970
5,901,000	General Motors Co.	6.25%	04/15/35	6,060,488
8,286,000	General Motors Financial Co., Inc.	4.20%	10/27/28	8,176,326
4,000,000	Hyundai Capital America (a)	4.75%	06/18/29	3,968,681
8,000,000	Nissan Motor Acceptance Co. LLC (a)	5.63%	09/29/28	7,987,350
				85,837,423
	Auto Parts & Equipment — 0.2%
1,959,000	Dorman Products, Inc. (a)	6.25%	06/15/34	1,980,412
6,484,000	Goodyear Tire & Rubber (The) Co.	6.63%	07/15/30	6,269,886
				8,250,298
	Banks — 6.3%
2,870,000	Associated Banc-Corp. (b)	6.46%	08/29/30	2,941,030
3,490,000	Bank of America Corp. (b)	2.55%	02/04/28	3,461,844
22,521,000	Bank of America Corp. (b)	2.48%	09/21/36	19,435,030
4,190,000	Bank of New York Mellon (The) Corp. (b)	4.54%	04/23/32	4,095,721
3,200,000	First Citizens BancShares, Inc. (b)	5.23%	03/12/31	3,153,538
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$17,235,000	First Citizens BancShares, Inc. (b)	6.25%	03/12/40	$16,674,707
3,976,000	First-Citizens Bank & Trust Co. (b)	5.10%	07/13/29	3,968,156
5,240,000	Goldman Sachs Group (The), Inc. (b)	5.02%	10/23/35	5,032,353
8,035,000	Goldman Sachs Group (The), Inc. (b)	5.39%	02/02/41	7,619,595
2,780,000	JPMorgan Chase & Co. (b)	1.47%	09/22/27	2,775,654
2,533,000	JPMorgan Chase & Co. (b)	4.32%	04/26/28	2,528,474
5,000,000	JPMorgan Chase & Co. (b)	2.07%	06/01/29	4,776,038
1,790,000	JPMorgan Chase & Co. (b)	4.20%	07/23/29	1,773,845
11,150,000	JPMorgan Chase & Co. (b)	5.19%	02/05/37	10,701,389
8,142,000	JPMorgan Chase & Co. (b)	5.80%	07/23/41	8,055,822
1,415,000	Morgan Stanley (b)	3.77%	01/24/29	1,397,615
5,220,000	Morgan Stanley (b)	5.16%	04/20/29	5,254,586
1,635,000	Morgan Stanley (b)	5.45%	07/20/29	1,652,175
13,164,000	Morgan Stanley (b)	5.30%	04/20/37	12,903,304
10,000,000	Morgan Stanley Private Bank N.A. (b)	4.21%	02/08/30	9,831,757
10,242,000	Pinnacle Financial Partners, Inc. (b)	6.17%	11/01/30	10,407,976
1,915,000	PNC Financial Services Group (The), Inc. (b)	6.88%	10/20/34	2,073,263
4,805,000	PNC Financial Services Group (The), Inc. (b)	5.46%	07/21/37	4,733,466
11,331,000	PNC Financial Services Group (The), Inc. (b)	5.42%	01/25/41	10,845,437
3,711,000	Royal Bank of Canada (b)	6.50%	11/24/85	3,584,774
5,000,000	Santander Holdings USA, Inc. (b)	5.04%	06/05/30	4,967,016
4,798,000	State Street Corp. (b)	3.03%	11/01/34	4,495,339
1,220,000	US Bancorp (b)	4.84%	02/01/34	1,183,018
13,119,000	US Bancorp (b)	2.49%	11/03/36	11,309,963
9,000,000	Wells Fargo & Co. (b)	5.71%	04/22/28	9,063,305
4,390,000	Wells Fargo & Co. (b)	5.50%	01/23/35	4,395,739
6,250,000	Wells Fargo & Co. (b)	5.61%	04/23/36	6,276,019
5,543,000	Wells Fargo & Co. (b)	4.96%	01/23/37	5,280,697
				206,648,645
	Biotechnology — 0.1%
2,613,000	BioMarin Pharmaceutical, Inc. (a)	5.50%	02/15/34	2,555,270
	Building Materials — 0.2%
6,380,000	Masterbrand, Inc. (a)	7.00%	07/15/32	6,381,420
1,060,000	Quikrete Holdings, Inc. (a)	6.38%	03/01/32	1,073,716
				7,455,136
	Chemicals — 1.4%
4,386,000	Celanese U.S. Holdings LLC	7.33%	07/15/29	4,578,050
15,191,000	Celanese U.S. Holdings LLC	7.00%	02/15/31	15,622,865
1,941,000	Eastman Chemical Co.	4.50%	02/20/31	1,879,770
2,525,000	Ecolab, Inc.	4.80%	06/15/31	2,506,024
3,787,000	Ecolab, Inc.	5.15%	06/15/33	3,770,613
6,345,000	Ecolab, Inc.	5.35%	06/15/36	6,300,760
6,000,000	Qnity Electronics, Inc. (a)	5.75%	08/15/32	5,969,035
6,000,000	Qnity Electronics, Inc. (a)	6.25%	08/15/33	6,047,100
				46,674,217
	Commercial Services — 1.7%
7,835,000	EquipmentShare.com, Inc. (a)	9.00%	05/15/28	8,009,407
6,857,000	EquipmentShare.com, Inc. (a)	7.13%	07/01/34	6,756,912
6,000,000	Herc Holdings, Inc. (a)	7.00%	06/15/30	6,211,314
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Commercial Services (Continued)
$16,109,000	Mobility Global, Inc. (a)	5.05%	06/15/29	$16,020,787
5,000,000	Mobility Global, Inc. (a)	6.05%	06/15/36	4,906,866
1,475,000	Prime Security Services Borrower LLC / Prime Finance, Inc. (a)	3.38%	08/31/27	1,448,425
5,330,000	Rollins, Inc.	5.25%	02/24/35	5,196,993
8,074,000	Valvoline, Inc. (a)	6.13%	08/15/34	8,066,997
				56,617,701
	Computers — 1.4%
2,522,000	Accenture Capital, Inc.	5.00%	07/10/31	2,513,032
3,783,000	Accenture Capital, Inc.	5.60%	07/10/36	3,747,058
8,393,000	Booz Allen Hamilton, Inc.	5.38%	01/30/30	8,377,898
17,003,000	Crowdstrike Holdings, Inc.	3.00%	02/15/29	16,214,003
8,355,000	Leidos, Inc.	4.10%	03/15/29	8,192,867
2,529,000	Leidos, Inc.	2.30%	02/15/31	2,233,952
4,773,000	Leidos, Inc.	5.40%	03/15/32	4,788,598
				46,067,408
	Cosmetics/Personal Care — 0.4%
11,950,000	Edgewell Personal Care Co. (a)	5.50%	06/01/28	11,967,388
	Diversified Financial Services — 2.0%
8,976,000	American Express Co. (b)	5.41%	02/08/41	8,706,578
1,505,000	Capital One Financial Corp. (b)	1.88%	11/02/27	1,498,000
12,236,000	Citadel Securities Global Holdings LLC (a)	5.50%	06/18/30	12,271,448
11,375,000	Citadel Securities Global Holdings LLC (a)	5.13%	01/27/32	11,109,712
4,416,000	Citadel Securities Global Holdings LLC (a)	6.20%	06/18/35	4,438,876
5,845,000	LSEG U.S. Fin Corp. (a)	4.25%	03/23/29	5,758,756
1,520,000	Rocket Cos., Inc. (a)	6.13%	08/01/30	1,541,070
1,756,000	Rocket Cos., Inc. (a)	6.13%	08/01/31	1,779,301
2,257,000	Rocket Cos., Inc. (a)	6.50%	06/15/34	2,294,218
2,528,000	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (a)	3.88%	03/01/31	2,360,362
14,750,000	Stellantis Financial Services US Corp. (a)	4.95%	09/15/28	14,626,874
				66,385,195
	Electric — 0.9%
8,383,000	Constellation Energy Generation LLC	4.55%	06/01/29	8,309,674
6,534,000	Constellation Energy Generation LLC	4.80%	01/15/32	6,400,938
8,156,000	Constellation Energy Generation LLC	5.30%	06/01/36	7,909,288
6,147,000	Vistra Operations Co. LLC (a)	7.75%	10/15/31	6,404,762
				29,024,662
	Engineering & Construction — 0.3%
4,898,000	Granite Construction, Inc. (a)	6.38%	06/15/34	4,947,137
3,918,000	Tutor Perini Corp. (a)	6.63%	07/15/33	3,954,641
				8,901,778
	Entertainment — 0.8%
7,400,000	Churchill Downs, Inc. (a)	5.50%	04/01/27	7,420,868
590,000	Live Nation Entertainment, Inc. (a)	4.75%	10/15/27	588,300
7,500,000	Penn Entertainment, Inc. (a)	5.63%	01/15/27	7,533,968
3,580,000	Penn Entertainment, Inc. (a)	4.13%	07/01/29	3,435,114
5,802,000	Penn Entertainment, Inc. (a)	6.75%	04/01/31	5,825,585
966,000	Six Flags Entertainment Corp. / Canada’s Wonderland Co. / Millennium Operations LLC (a)	8.63%	01/15/32	980,113
				25,783,948
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Environmental Control — 0.1%
$2,850,000	Waste Pro USA, Inc. (a)	7.00%	02/01/33	$2,916,696
	Food — 1.3%
27,020,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, L.P. / Albertsons LLC (a)	6.50%	02/15/28	27,219,489
2,679,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, L.P. / Albertsons LLC (a)	5.50%	03/31/31	2,598,810
2,534,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, L.P. / Albertsons LLC (a)	5.63%	03/31/32	2,440,350
4,323,000	Chobani LLC / Chobani Finance Corp., Inc. (a)	6.38%	04/15/34	4,369,978
4,965,000	Flowers Foods, Inc.	5.75%	03/15/35	4,680,665
387,000	Smithfield Foods, Inc. (a)	5.20%	04/01/29	387,913
				41,697,205
	Gas — 0.2%
7,000,000	AmeriGas Partners, L.P. / AmeriGas Finance Corp. (a)	9.38%	06/01/28	7,150,934
	Healthcare-Products — 1.2%
1,600,000	Alcon Finance Corp. (a)	3.00%	09/23/29	1,513,437
15,774,000	Augusta SpinCo Corp.	4.40%	03/23/29	15,596,459
2,513,000	Augusta SpinCo Corp.	5.25%	03/23/36	2,451,582
4,964,000	Medline Borrower, L.P. / Medline Co-Issuer, Inc. (a)	6.25%	04/01/29	5,049,480
7,740,000	Solventum Corp.	5.45%	03/13/31	7,823,503
7,655,000	VSP Optical Group, Inc. (a)	5.45%	12/01/35	7,482,082
				39,916,543
	Healthcare-Services — 0.3%
360,000	HCA, Inc.	7.05%	12/01/27	368,151
2,870,000	HCA, Inc.	3.50%	09/01/30	2,708,570
2,057,000	HCA, Inc.	2.38%	07/15/31	1,809,526
6,235,000	HealthEquity, Inc. (a)	4.50%	10/01/29	6,086,223
				10,972,470
	Home Builders — 0.1%
3,905,000	Taylor Morrison Communities, Inc. (a)	5.75%	01/15/28	3,941,076
771,000	Taylor Morrison Communities, Inc. (a)	5.13%	08/01/30	769,858
				4,710,934
	Household Products/Wares — 0.0%
364,000	Spectrum Brands, Inc. (a)	3.88%	03/15/31	321,230
	Insurance — 0.3%
3,861,000	Asurion LLC & Asurion Co-Issuer, Inc. (a)	8.00%	12/31/32	3,844,142
3,864,000	Asurion LLC & Asurion Co-Issuer, Inc. (a)	8.38%	02/01/34	3,489,930
2,525,000	Jackson Financial, Inc.	6.15%	01/15/37	2,470,769
				9,804,841
	Internet — 1.0%
7,620,000	Alphabet, Inc.	4.70%	11/15/35	7,222,118
7,400,000	Match Group Holdings II LLC (a)	5.00%	12/15/27	7,390,382
11,790,000	Match Group Holdings II LLC (a)	4.63%	06/01/28	11,676,612
7,430,000	Match Group Holdings II LLC (a)	6.13%	09/15/33	7,322,113
				33,611,225
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Iron/Steel — 0.4%
$2,895,000	Carpenter Technology Corp. (a)	5.63%	03/01/34	$2,855,331
10,590,000	Cleveland-Cliffs, Inc. (a)	7.63%	01/15/34	10,811,871
				13,667,202
	Leisure Time — 0.5%
15,600,000	Acushnet Co. (a)	5.63%	12/01/33	15,355,871
	Lodging — 0.5%
8,000,000	MGM Resorts International	4.75%	10/15/28	7,952,412
7,626,000	Station Casinos LLC (a)	4.50%	02/15/28	7,553,812
				15,506,224
	Machinery-Construction & Mining — 0.1%
2,000,000	BWX Technologies, Inc. (a)	4.13%	06/30/28	1,969,037
	Machinery-Diversified — 0.4%
5,531,000	Esab Corp. (a)	6.25%	04/15/29	5,601,692
8,035,000	Flowserve Corp.	5.70%	05/15/36	7,927,777
				13,529,469
	Media — 3.2%
4,500,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	5.00%	02/01/28	4,460,189
11,605,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	7.00%	02/01/33	11,336,557
8,393,000	Charter Communications Operating LLC / Charter Communications Operating Capital	6.05%	02/15/32	8,404,737
900,000	Cox Enterprises, Inc. (a)	7.38%	07/15/27	912,355
9,700,000	Discovery Communications LLC	6.35%	06/01/40	7,859,910
5,941,000	Discovery Global Holdings, Inc.	5.14%	03/15/52	4,010,175
10,163,000	Nexstar Media, Inc. (a)	6.50%	09/15/33	10,213,998
12,781,000	Nexstar Media, Inc. (a)	7.25%	04/15/34	12,955,026
2,091,000	Paramount Global	4.20%	05/19/32	1,822,580
4,046,000	Paramount Global	4.38%	03/15/43	2,565,812
25,643,000	Paramount Global	4.95%	05/19/50	16,042,550
6,613,000	Sirius XM Radio LLC (a)	5.00%	08/01/27	6,599,615
10,096,000	Space Exploration Technologies Corp. (a)	5.35%	07/15/31	9,872,045
5,000,000	Univision Communications, Inc. (a)	9.38%	08/01/32	5,105,755
3,000,000	Univision Communications, Inc. (a)	8.88%	04/15/33	2,967,145
				105,128,449
	Mining — 0.1%
2,165,000	Century Aluminum Co. (a)	6.88%	08/01/32	2,221,164
	Oil & Gas — 3.2%
7,930,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp. (a)	6.63%	10/15/32	8,029,085
958,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp. (a)	6.63%	07/15/33	967,979
1,933,000	CNX Resources Corp. (a)	5.88%	03/01/34	1,885,849
1,692,000	HF Sinclair Corp.	5.00%	02/01/28	1,689,130
7,125,000	Hilcorp Energy I, L.P. / Hilcorp Finance Co. (a)	6.25%	11/01/28	7,170,422
19,313,000	Hilcorp Energy I, L.P. / Hilcorp Finance Co. (a)	7.25%	02/15/35	19,476,175
7,140,000	Matador Resources Co. (a)	6.00%	04/15/34	6,996,348
1,960,000	Noble Finance II LLC (a)	6.25%	06/15/34	1,924,621
1,100,000	Occidental Petroleum Corp.	7.88%	09/15/31	1,226,815
17,797,000	Permian Resources Operating LLC (a)	7.00%	01/15/32	18,395,264
5,250,000	Permian Resources Operating LLC (a)	6.25%	02/01/33	5,333,393
8,286,000	SM Energy Co. (a)	8.75%	07/01/31	8,672,459
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Oil & Gas (Continued)
$7,735,000	SM Energy Co. (a)	6.63%	04/15/34	$7,788,402
2,004,000	Sunoco, L.P. (a)	5.63%	03/15/31	1,991,323
1,275,000	Sunoco, L.P. (a)	5.38%	07/15/31	1,258,283
2,004,000	Sunoco, L.P. (a)	5.88%	03/15/34	1,975,957
1,275,000	Sunoco, L.P. (a)	5.63%	07/15/34	1,238,967
800,000	Sunoco, L.P. / Sunoco Finance Corp.	4.50%	05/15/29	782,868
7,300,000	Viper Energy Partners LLC	4.90%	08/01/30	7,226,884
				104,030,224
	Oil & Gas Services — 0.4%
7,000,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc.	4.35%	06/15/31	6,786,517
8,000,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc.	4.65%	06/15/33	7,701,538
				14,488,055
	Packaging & Containers — 0.1%
4,896,000	Sword Purchaser LLC (a)	10.50%	04/15/34	5,111,483
	Pharmaceuticals — 0.8%
19,703,000	Amneal Pharmaceuticals LLC (a)	6.88%	08/01/32	20,462,078
2,522,000	Bayer U.S. Finance LLC (a)	5.13%	07/20/31	2,502,025
3,026,000	Bayer U.S. Finance LLC (a)	5.63%	07/20/36	2,967,866
				25,931,969
	Pipelines — 1.7%
7,665,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. (a)	7.00%	07/15/29	7,892,842
3,305,000	Buckeye Partners, L.P.	4.13%	12/01/27	3,257,105
436,000	Buckeye Partners, L.P. (a)	4.50%	03/01/28	429,698
10,600,000	Buckeye Partners, L.P. (a)	6.88%	07/01/29	10,866,696
2,183,000	Flex Intermediate Holdco LLC (a)	3.36%	06/30/31	1,997,293
2,965,000	Genesis Energy, L.P. / Genesis Energy Finance Corp.	8.25%	01/15/29	3,055,166
6,000,000	Genesis Energy, L.P. / Genesis Energy Finance Corp.	8.00%	05/15/33	6,297,168
7,156,000	Kinetik Holdings, L.P. (a)	6.63%	12/15/28	7,287,813
12,314,000	NuStar Logistics, L.P.	6.38%	10/01/30	12,628,081
1,204,000	Western Midstream Operating, L.P. (a)	7.25%	04/01/30	1,259,176
				54,971,038
	Real Estate — 0.8%
8,410,000	CoStar Group, Inc. (a)	2.80%	07/15/30	7,537,299
2,896,000	Cushman & Wakefield U.S. Borrower LLC (a)	6.75%	05/15/28	2,901,923
15,695,000	Kennedy-Wilson, Inc. (a)	7.25%	06/01/33	15,995,464
				26,434,686
	Real Estate Investment Trusts — 0.9%
675,000	GLP Capital, L.P. / GLP Financing II, Inc.	5.75%	06/01/28	681,744
4,855,000	GLP Capital, L.P. / GLP Financing II, Inc.	5.63%	03/01/36	4,629,101
3,170,000	Iron Mountain, Inc. (a)	5.25%	03/15/28	3,162,914
12,590,000	SBA Communications Corp.	4.88%	01/15/30	12,486,155
8,350,000	VICI Properties, L.P. / VICI Note Co., Inc. (a)	4.13%	08/15/30	7,936,456
				28,896,370
	Retail — 2.0%
7,364,000	Advance Auto Parts, Inc. (a)	7.00%	08/01/30	7,533,591
11,935,000	Gap (The), Inc. (a)	3.63%	10/01/29	11,296,559
7,500,000	Kohl’s Corp. (a)	10.00%	06/01/30	8,095,393
8,650,000	Macy’s Retail Holdings LLC (a)	6.13%	03/15/32	8,664,755
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Retail (Continued)
$7,500,000	Macy’s Retail Holdings LLC (a)	7.38%	08/01/33	$7,821,622
8,105,000	PetSmart LLC / PetSmart Finance Corp. (a)	7.50%	09/15/32	8,187,484
8,000,000	PetSmart LLC / PetSmart Finance Corp. (a)	10.00%	09/15/33	7,995,077
4,652,000	QXO Building Products, Inc. (a)	6.50%	07/15/31	4,706,654
3,183,000	QXO Building Products, Inc. (a)	6.88%	07/15/34	3,222,498
				67,523,633
	Semiconductors — 0.9%
9,500,000	Foundry JV Holdco LLC (a)	6.25%	01/25/35	9,794,963
7,775,000	Foundry JV Holdco LLC (a)	6.10%	01/25/36	7,934,816
12,295,000	Foundry JV Holdco LLC (a)	6.30%	01/25/39	12,661,689
				30,391,468
	Software — 2.6%
8,160,000	CoreWeave, Inc. (a)	9.00%	02/01/31	7,329,647
5,428,000	CoreWeave, Inc. (a)	9.75%	10/01/31	4,857,837
3,918,000	CoreWeave, Inc. (a)	9.63%	07/15/32	3,461,834
7,810,000	Fair Isaac Corp. (a)	6.00%	05/15/33	7,686,836
10,020,000	Fidelity National Information Services, Inc.	4.45%	03/10/28	9,964,715
3,815,000	Fidelity National Information Services, Inc.	4.55%	03/10/29	3,772,449
6,193,000	Fidelity National Information Services, Inc.	2.25%	03/01/31	5,444,485
5,027,000	Fidelity National Information Services, Inc.	4.80%	03/10/31	4,925,159
7,300,000	Fiserv, Inc.	5.25%	08/11/35	6,961,210
5,000,000	Oracle Corp.	4.95%	02/04/31	4,793,051
4,743,000	Oracle Corp.	5.70%	02/04/36	4,387,838
14,728,000	Synopsys, Inc.	4.85%	04/01/30	14,643,753
7,915,000	Synopsys, Inc.	5.15%	04/01/35	7,689,032
				85,917,846
	Telecommunications — 2.7%
12,301,000	APLD ComputeCo. LLC (a)	9.25%	12/15/30	12,981,698
12,790,000	Black Pearl Compute LLC (a)	6.13%	02/15/31	12,814,186
13,224,000	Galaxy Helios Data Centers II LLC (a)	9.88%	08/01/31	13,107,135
8,115,000	HUT 8 DC LLC (a)	6.19%	11/15/42	7,884,971
19,550,000	Meridian Arc Holdco LLC (a)	6.25%	04/30/31	18,598,726
4,898,000	PR RNO Property Owner 1 LLC (a)	6.50%	05/01/31	4,543,278
7,563,000	Sopaipilla Investor LLC (a)	7.53%	11/30/48	7,751,062
10,170,000	Stingray Compute LLC (a)	6.00%	06/15/31	9,915,443
				87,596,499
	Total Corporate Bonds and Notes			1,612,762,416
	(Cost $1,622,254,497)
U.S. GOVERNMENT BONDS AND NOTES — 22.2%
11,624,000	U.S. Treasury Bond	4.88%	08/15/45	11,124,531
72,995,000	U.S. Treasury Bond	4.63%	11/15/45	67,580,254
10,006,000	U.S. Treasury Bond	5.00%	05/15/46	9,712,855
48,224,000	U.S. Treasury Bond	1.63%	11/15/50	24,016,870
75,340,000	U.S. Treasury Bond	5.00%	05/15/56	72,626,583
41,247,000	U.S. Treasury Bond	5.13%	08/15/56	40,547,735
17,145,824	U.S. Treasury Inflation Indexed Bonds (c)	1.25%	04/15/31	16,470,409
17,248,686	U.S. Treasury Inflation Indexed Bonds (c)	1.88%	01/15/36	16,466,594
16,678,000	U.S. Treasury Note	2.25%	11/15/27	16,286,132
62,272,000	U.S. Treasury Note	4.00%	05/31/28	61,929,018
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (Continued)
$76,941,000	U.S. Treasury Note	4.25%	07/31/28	$76,811,763
24,500,000	U.S. Treasury Note	4.13%	08/31/28	24,399,990
9,035,000	U.S. Treasury Note	3.88%	05/15/29	8,917,121
13,706,000	U.S. Treasury Note	4.13%	10/31/29	13,585,270
53,538,000	U.S. Treasury Note	4.13%	06/30/31	52,688,921
47,292,000	U.S. Treasury Note	4.38%	07/31/31	47,037,067
8,174,000	U.S. Treasury Note	4.38%	08/31/31	8,130,256
68,750,000	U.S. Treasury Note	4.38%	05/15/36	66,811,036
96,242,000	U.S. Treasury Note	4.63%	08/15/36	95,317,174
	Total U.S. Government Bonds and Notes			730,459,579
	(Cost $738,635,649)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 10.6%
	Collateralized Mortgage Obligations — 1.4%
	Federal Home Loan Mortgage Corporation
28,847,511	Series 2024-5468, Class SE, IO, (30 Day Average SOFR) ×-1+ 5.35% (d)	1.71%	10/25/54	1,719,626
6,422,605	Series 2024-5472, Class FE, 30 Day Average SOFR + 1.35% (e)	4.99%	11/25/54	6,465,572
31,340,019	Series 2024-5496, Class S, IO, (30 Day Average SOFR) ×-1+ 5.90% (d)	2.26%	01/25/55	1,959,077
	Federal National Mortgage Association
530,598	Series 2011-116, Class SA, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (d)	2.24%	11/25/41	32,905
106,085	Series 2012-128, Class UA	2.50%	06/25/42	94,615
187,888	Series 2013-18, Class MI, IO	3.00%	02/25/33	5,191
22,444,499	Series 2024-82, Class CF, 30 Day Average SOFR + 1.35% (e)	4.99%	11/25/54	22,592,902
3,208,332	Series 2024-96, Class FD, 30 Day Average SOFR + 1.45% (e)	5.09%	12/25/54	3,235,506
168,490	Series 2025-4, Class BA	5.50%	08/25/51	169,644
	Government National Mortgage Association
2,477,726	Series 2024-97, Class PA	7.50%	02/20/54	2,500,706
9,746,673	Series 2026-118, Class NZ	5.00%	07/20/56	8,644,850
				47,420,594
	Commercial Mortgage-Backed Securities — 0.1%
	Federal Home Loan Mortgage Corporation Multiclass Certificates
8,866,324	Series 2021-P009, Class X, IO (f)	1.36%	01/25/31	174,272
	Federal Home Loan Mortgage Corporation Multifamily PC REMIC Trust
4,095,000	Series 2019-P002, Class X, IO (g)	1.14%	07/25/33	227,141
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates
1,563,162	Series 2016-K056, Class X3, IO (f) (h)	3.66%	06/25/44	16
38,206,238	Series 2016-K059, Class X3, IO (f)	1.96%	11/25/44	29,392
1,899,979	Series 2016-K060, Class X3, IO (f)	1.96%	12/25/44	5,879
507,222	Series 2019-KC04, Class X1, IO (f)	1.41%	12/25/26	1,613
2,501,275	Series 2019-KC05, Class X1, IO (f)	1.28%	06/25/27	18,618
2,231,374	Series 2019-KLU1, Class X3, IO (f)	4.13%	01/25/31	254,292
6,519,319	Series 2021-KLU3, Class X1, IO (f)	2.06%	01/25/31	378,099
47,021,836	Series 2022-Q017, Class X, IO (g)	1.18%	04/25/30	379,041
	Federal National Mortgage Association
16,831	Series 2016-M2, Class X3, IO (f) (h)	2.04%	04/25/36	0
858,926	Series 2016-M4, Class X2, IO (f)	2.71%	01/25/39	28,977
60,465	Series 2016-M11, Class X2, IO (f)	3.02%	07/25/39	18
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Federal National Mortgage Association (Continued)
$44,383,070	Series 2019-M17, Class X, IO (f)	0.42%	08/25/34	$362,632
6,100,000	Series 2019-M29, Class X4, IO	0.70%	03/25/29	75,879
44,749,311	Series 2020-M17, Class X1, IO (g)	1.52%	01/25/28	390,755
				2,326,624
	Pass-Through Securities — 9.1%
	Federal Home Loan Mortgage Corporation
1,535,952	Pool QH9645	7.50%	02/01/54	1,632,435
4,070,766	Pool RA6427	3.00%	12/01/51	3,476,491
4,407,624	Pool RB5345	6.00%	05/01/45	4,480,510
20,580,550	Pool SD0778	2.50%	12/01/51	16,850,445
9,931,400	Pool SD3012	3.00%	05/01/52	8,584,884
237,648	Pool SD3511	6.00%	08/01/53	241,191
4,114,971	Pool SD7509	3.00%	11/01/49	3,583,250
7,646,863	Pool SD8213	3.00%	05/01/52	6,537,720
5,068,592	Pool SD8272	3.00%	12/01/52	4,328,668
15,486,697	Pool SD8491	5.00%	12/01/54	15,008,545
7,608,812	Pool TA0176	5.50%	12/01/55	7,561,833
	Federal National Mortgage Association
408,986	Pool AM2974	4.10%	04/01/43	376,057
13,618,939	Pool BF0567	5.50%	09/01/61	13,699,102
32,829,469	Pool BM7755	4.00%	06/01/64	29,908,453
26,154,797	Pool BQ7973	2.00%	02/01/51	20,649,312
12,688,720	Pool BV3023	2.00%	02/01/52	9,963,931
12,631,472	Pool CB4808	4.00%	10/01/52	11,573,044
4,525,447	Pool DC9671	5.50%	01/01/55	4,486,206
5,342,560	Pool DE3460	5.50%	07/01/55	5,256,413
4,360,227	Pool DE9741	5.50%	10/01/55	4,333,306
4,018,324	Pool DF6383	5.50%	12/01/55	3,993,514
4,426,800	Pool DF9514	5.50%	01/01/56	4,391,884
13,294,784	Pool DG2890	5.00%	02/01/56	12,863,822
9,697,214	Pool FA0498	5.00%	12/01/54	9,507,742
4,221,958	Pool FA1868	7.00%	03/01/55	4,571,072
7,922,046	Pool FA3679	5.50%	03/01/55	7,898,313
17,294,544	Pool FA4541	5.00%	02/01/56	16,874,495
4,641,655	Pool FA4832	5.00%	03/01/56	4,544,694
4,743,273	Pool FA4863	3.50%	09/01/52	4,250,135
9,247,767	Pool FA5236	5.00%	04/01/56	8,962,844
4,436,707	Pool FA5979	4.50%	06/01/56	4,185,044
2,744,004	Pool FA6065	4.50%	01/01/54	2,607,408
8,839,497	Pool FS1598	2.00%	04/01/52	6,945,907
4,050,018	Pool FS6925	2.50%	12/01/51	3,312,010
255,134	Pool FS6980	6.00%	01/01/44	259,169
9,865,209	Pool FS7252	5.00%	11/01/53	9,601,073
2,479,820	Pool MA4599	3.00%	05/01/52	2,120,440
2,501,402	Pool MA4784	4.50%	10/01/52	2,370,744
	Government National Mortgage Association
922,618	Pool 786951	6.00%	09/20/38	929,385
1,216,450	Pool 786973	6.00%	09/20/53	1,264,728
1,552,935	Pool 787961	7.00%	12/20/54	1,586,824
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Government National Mortgage Association (Continued)
$4,846,987	Pool 788213	7.50%	10/20/55	$5,097,712
3,426,308	Pool DK3590	6.50%	07/20/55	3,473,260
5,121,873	Pool MA8427	4.50%	11/20/52	4,838,491
				298,982,506
	Total U.S. Government Agency Mortgage-Backed Securities			348,729,724
	(Cost $357,698,508)
FOREIGN CORPORATE BONDS AND NOTES — 6.0%
	Airlines — 0.6%
5,333,000	AS Mileage Plan IP Ltd. (a)	5.02%	10/20/29	5,241,735
15,080,000	AS Mileage Plan IP Ltd. (a)	5.31%	10/20/31	14,626,044
				19,867,779
	Apparel — 0.9%
20,342,000	Gildan Activewear, Inc. (a)	4.70%	10/07/30	19,826,154
11,225,000	Gildan Activewear, Inc. (a)	5.40%	10/07/35	10,769,842
				30,595,996
	Banks — 0.1%
2,076,000	UBS Group AG (a) (b)	5.20%	08/10/37	1,988,712
	Biotechnology — 0.3%
2,054,000	Genmab A/S / Genmab Finance LLC (a)	6.25%	12/15/32	2,085,496
8,000,000	Genmab A/S / Genmab Finance LLC (a)	7.25%	12/15/33	8,339,664
				10,425,160
	Commercial Services — 0.6%
5,887,000	Element Fleet Management Corp. (a)	4.80%	05/29/29	5,849,176
12,500,000	Element Fleet Management Corp. (a)	4.64%	11/24/30	12,232,523
				18,081,699
	Diversified Financial Services — 0.1%
2,000,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.45%	10/29/26	1,994,211
685,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.63%	10/15/27	684,667
115,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.88%	01/23/28	113,612
1,650,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.00%	10/29/28	1,585,506
				4,377,996
	Entertainment — 0.6%
8,760,000	Brightstar Lottery PLC / Brightstar Global Solutions Corp. (a)	5.75%	01/15/33	8,524,887
11,325,000	Flutter Treasury DAC (a)	5.88%	06/04/31	11,136,858
				19,661,745
	Environmental Control — 0.4%
11,400,000	GFL Environmental, Inc. (a)	4.00%	08/01/28	11,174,897
750,000	GFL Environmental, Inc. (a)	3.50%	09/01/28	731,201
				11,906,098
	Leisure Time — 1.0%
11,515,000	Carnival Corp. Ltd. (a)	4.00%	08/01/28	11,280,244
14,435,000	Carnival Corp. Ltd. (a)	5.75%	08/01/32	14,303,289
7,330,000	Viking Cruises Ltd. (a)	9.13%	07/15/31	7,694,755
				33,278,288
	Machinery-Diversified — 0.0%
1,392,300	Oregon Tool Lux, L.P. (a)	7.88%	10/15/29	228,636
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Oil & Gas — 0.8%
$4,997,000	Saudi Arabian Oil Co. (a)	4.00%	02/02/29	$4,897,604
3,196,000	Saudi Arabian Oil Co. (a)	4.38%	02/02/31	3,095,111
8,100,000	Saudi Arabian Oil Co. (a)	5.00%	02/02/36	7,798,018
11,880,000	Seadrill Finance Ltd. (a)	6.75%	07/15/34	11,651,426
				27,442,159
	Retail — 0.3%
9,424,000	1011778 BC ULC / New Red Finance, Inc. (a)	3.88%	01/15/28	9,275,478
	Software — 0.2%
6,731,000	Open Text Corp. (a)	6.90%	12/01/27	6,861,655
	Telecommunications — 0.1%
4,140,000	SoftBank Corp. (a)	4.70%	07/09/30	4,057,155
	Total Foreign Corporate Bonds and Notes			198,048,556
	(Cost $200,589,157)

Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES — 5.1%
	Banks — 1.9%
1,940,000	BNP Paribas S.A. (a) (b) (i)	7.20%	(j)	1,916,161
4,820,000	Citigroup, Inc., Series JJ (b)	6.50%	(j)	4,848,052
2,191,000	CoBank ACB, Series M (b)	7.13%	(j)	2,221,374
3,805,000	CoBank ACB, Series N (b)	6.75%	(j)	3,811,402
3,257,000	Farm Credit Bank of Texas, Series 6 (b)	7.00%	(j)	3,314,975
3,410,000	HSBC Holdings PLC, Series 1 (b) (i)	6.75%	(j)	3,385,292
7,598,000	JPMorgan Chase & Co., Series PP (b)	6.10%	(j)	7,613,667
5,000,000	KeyCorp, Series D (b)	5.00%	(j)	5,001,890
5,434,000	PNC Financial Services Group (The), Inc., Series T (b)	3.40%	(j)	5,448,238
5,399,000	Truist Financial Corp., Series N (b)	6.67%	(j)	5,418,674
11,997,000	US Bancorp (b)	3.70%	(j)	11,909,321
8,339,000	Wells Fargo & Co., Series GG (b)	6.13%	(j)	8,268,636
				63,157,682
	Capital Markets — 1.0%
4,405,000	Bank of New York Mellon (The) Corp., Series I (b)	3.75%	(j)	4,388,152
2,525,000	Goldman Sachs Group (The), Inc., Series AA (b)	6.50%	(j)	2,514,230
9,085,000	Goldman Sachs Group (The), Inc., Series X (b)	7.50%	(j)	9,417,674
8,829,000	UBS Group AG (a) (b) (i)	7.13%	(j)	8,895,182
5,478,000	UBS Group AG (a) (b) (i)	6.60%	(j)	5,519,907
				30,735,145
	Consumer Finance — 0.4%
4,087,000	Ally Financial, Inc., Series C (b)	4.70%	(j)	3,967,107
8,155,000	American Express Co. (b)	3.55%	(j)	8,149,897
				12,117,004
	Electric Utilities — 0.9%
15,446,000	American Electric Power Co., Inc. (b)	3.88%	02/15/62	15,405,081
2,116,000	Entergy Corp. (b)	7.13%	12/01/54	2,176,742
2,420,000	Eversource Energy, Series A (b)	6.10%	08/15/56	2,395,594
5,772,000	PacifiCorp. (b)	7.13%	08/15/56	5,709,626
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Electric Utilities (Continued)
$1,277,000	Sierra Pacific Power Co. (b)	6.38%	09/15/56	$1,272,303
3,797,000	Xcel Energy, Inc. (b)	5.75%	12/03/56	3,685,385
				30,644,731
	Health Care Providers & Services — 0.5%
15,460,000	CVS Health Corp. (b)	7.00%	03/10/55	15,968,376
	Independent Power and Renewable Electricity Producers — 0.0%
929,000	Vistra Corp., Series C (a) (b)	8.88%	(j)	990,710
	Oil, Gas & Consumable Fuels — 0.4%
4,781,000	Energy Transfer, L.P., Series B (b)	6.63%	(j)	4,813,148
8,748,000	Energy Transfer, L.P., Series G (b)	7.13%	(j)	9,003,074
				13,816,222
	Total Capital Preferred Securities			167,429,870
	(Cost $165,093,369)

Principal Value	Description	Rate (k)	Stated Maturity (l)	Value
SENIOR FLOATING-RATE LOAN INTERESTS — 2.2%
	Aerospace/Defense — 0.5%
15,408,526	TransDigm, Inc., Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.19%	02/28/31	15,476,554
1,995,000	TransDigm, Inc., Term Loan N, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.23%	02/10/33	2,003,100
				17,479,654
	Food and Beverage — 0.2%
7,299,126	Chobani LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.98%	10/22/32	7,337,556
	Gaming — 0.3%
8,220,987	Caesars Entertainment, Inc., Term Loan B1, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	5.94%	02/06/31	7,945,255
	Media Entertainment — 0.1%
2,000,000	Electronic Arts, Inc. (Oak-Eagle Acquireco, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.25%	08/04/33	2,022,500
	Other Industrial — 0.1%
1,974,374	Asp Dream Acquisition Co., Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.25%, 0.75% Floor	8.08%	12/15/28	1,861,676
	Pharmaceuticals — 0.3%
6,014,389	Amneal Pharmaceuticals LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.21%	08/02/32	6,048,220
4,611,000	BioMarin Pharmaceutical, Inc., Term Loan B, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	5.43%	04/27/33	4,613,882
				10,662,102
	Restaurants — 0.5%
16,162,780	Raising Cane’s Restaurants LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.73%	10/24/32	16,059,258
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Rate (k)	Stated Maturity (l)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Retailers — 0.2%
$7,405,779	ABG Intermediate Holdings 2 LLC, Term Loan B1, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.94%	12/21/28	$7,432,699
	Total Senior Floating-Rate Loan Interests			70,800,700
	(Cost $71,067,469)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES — 2.0%
	Collateralized Mortgage Obligations — 0.1%
	CIM Trust
5,067,894	Series 2020-R6, Class A1 (a)	2.25%	12/25/60	4,553,008
	Credit Suisse Mortgage Trust
96,300	Series 2022-RPL1, Class CERT (a)	4.23%	04/25/61	85,136
				4,638,144
	Commercial Mortgage-Backed Securities — 1.9%
	245 Park Avenue Trust
4,441,000	Series 2017-245P, Class A (a)	3.51%	06/05/37	4,394,386
	BX Commercial Mortgage Trust
3,420,000	Series 2020-VIV3, Class B (a) (f)	3.66%	03/09/44	3,189,647
4,050,000	Series 2020-VIV4, Class A (a)	2.84%	03/09/44	3,730,824
2,558,404	Series 2021-ACNT, Class C, 1 Mo. CME Term SOFR + CSA + 1.50% (a) (e)	5.25%	11/15/38	2,558,616
1,991,500	Series 2022-AHP, Class AS, 1 Mo. CME Term SOFR + 1.49% (a) (e)	5.13%	01/17/39	1,992,470
	BX Trust
2,800,000	Series 2019-OC11, Class A (a)	3.20%	12/09/41	2,632,978
2,002,000	Series 2021-LBA, Class CV, 1 Mo. CME Term SOFR + CSA + 1.60% (a) (e)	5.35%	02/15/36	2,002,154
3,670,100	Series 2021-LBA, Class DV, 1 Mo. CME Term SOFR + CSA + 1.85% (a) (e)	5.60%	02/15/36	3,668,560
2,185,000	Series 2024-BIO, Class B, 1 Mo. CME Term SOFR + 1.94% (a) (e)	5.58%	02/15/41	2,176,241
	BXHPP Trust
6,225,000	Series 2021-FILM, Class A, 1 Mo. CME Term SOFR + CSA + 0.65% (a) (e)	4.40%	08/15/36	5,906,747
	BXP Trust
3,200,000	Series 2017-GM, Class C (a) (f)	3.54%	06/13/39	3,145,450
	DOLP Trust
6,000,000	Series 2021-NYC, Class A (a)	2.96%	05/10/41	5,304,886
	HILT Commercial Mortgage Trust
2,711,000	Series 2024-ORL, Class B, 1 Mo. CME Term SOFR + 1.94% (a) (e)	5.58%	05/15/37	2,718,605
	MKT Mortgage Trust
4,530,000	Series 2020-525M, Class A (a)	2.69%	02/12/40	4,081,019
	One Bryant Park Trust
2,800,000	Series 2019-OBP, Class A (a)	2.52%	09/15/54	2,580,601
	SDR Commercial Mortgage Trust
3,715,000	Series 2024-DSNY, Class B, 1 Mo. CME Term SOFR + 1.74% (a) (e)	5.38%	05/15/39	3,722,640
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	SFO Commercial Mortgage Trust
$3,530,000	Series 2021-555, Class A, 1 Mo. CME Term SOFR + CSA + 1.40% (a) (e)	5.15%	05/15/38	$3,529,393
	SLG Office Trust
2,950,000	Series 2021-OVA, Class C (a)	2.85%	07/15/41	2,597,273
	STWD Mortgage Trust
1,550,000	Series 2021-LIH, Class AS, 1 Mo. CME Term SOFR + CSA + 1.26% (a) (e)	5.01%	11/15/36	1,549,034
				61,481,524
	Total Mortgage-Backed Securities			66,119,668
	(Cost $65,294,509)
ASSET-BACKED SECURITIES — 0.6%
	Bayview Opportunity Master Fund VII
6,604,609	Series 2024-EDU1, Class E (h)	7.74%	06/25/47	6,675,201
	Carvana Auto Receivables Trust
2,800	Series 2021-P4, Class R (a)	(m)	09/11/28	266,659
19,300	Series 2022-N1, Class R (a)	(m)	12/11/28	802,604
17,100	Series 2022-P2, Class R (a)	(m)	05/10/29	1,850,680
9,800	Series 2023-N3, Class R (a)	(m)	09/10/30	1,242,146
8,700	Series 2023-P3, Class R (a)	(m)	08/12/30	606,862
	Chase Auto Owner Trust
10,000	Series 2022-AA, Class R1 (a)	(m)	06/25/30	550,869
	LAD Auto Receivables Trust
2,067,780	Series 2023-1A, Class D (a)	7.30%	06/17/30	2,069,747
	Skyline Aircraft Finance LLC
472,127	Series 2020-1, Class A (h) (n) (o)	3.23%	05/10/38	446,897
	SLM Student Loan EDC Repackaging Trust
1,000	Series 2013-M1, Class M1R (a)	(m)	10/28/29	104,461
	SLM Student Loan Trust
6,525	Series 2006-2, Class R	(m)	01/25/41	249,659
1,375	Series 2007-4, Class R	(m)	01/25/42	117,460
	Westlake Automobile Receivables Trust
5,290,000	Series 2023-1A, Class D (a)	6.79%	11/15/28	5,330,482
	Total Asset-Backed Securities			20,313,727
	(Cost $23,911,994)

Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES — 0.5%
	Banks — 0.2%
74,024	Bank of Hawaii Corp.	8.00%	(j)	1,934,987
193,000	Citigroup, Inc., Series II	6.25%	(j)	4,670,600
				6,605,587
	Electric Utilities — 0.2%
233,000	Xcel Energy, Inc.	6.25%	10/15/85	5,230,850
	Financial Services — 0.1%
121,300	Jackson Financial, Inc. (b)	8.00%	(j)	3,122,262
	Total $25 Par Preferred Securities			14,958,699
	(Cost $15,725,885)
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
26,839,570	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (p)	$26,839,570
	(Cost $26,839,570)

	Total Investments — 99.0%	3,256,462,509
	(Cost $3,287,110,607)
	Net Other Assets and Liabilities — 1.0%	33,382,853
	Net Assets — 100.0%	$3,289,845,362

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2026, securities noted as such amounted to $1,170,227,313 or 35.6% of net assets.

(b)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at August 31, 2026. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c)	Security whose principal value is adjusted in accordance with changes to the country’s Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(d)	Inverse floating rate security.
(e)	Floating or variable rate security.
(f)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(g)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(h)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(i)
This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At August 31, 2026, securities noted as such amounted to $19,716,542 or 0.6% of net assets. Of these securities, 0.0% originated in emerging markets, and 100.0% originated in foreign markets.

(j)	Perpetual maturity.
(k)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR floor that establishes a minimum SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR period, spread and floor, but different SOFR reset dates.

(l)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(m)	Zero coupon security.
(n)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
August 31, 2026, securities noted as such are valued at $446,897 or 0.0% of net assets.

(o)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(p)	Rate shown reflects yield as of August 31, 2026.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
REMIC	– Real Estate Mortgage Investment Conduit
SOFR	– Secured Overnight Financing Rate
See Notes to Financial Statements

First Trust Smith Unconstrained Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$1,612,762,416	$—	$1,612,762,416	$—
U.S. Government Bonds and Notes	730,459,579	—	730,459,579	—
U.S. Government Agency Mortgage-Backed Securities	348,729,724	—	348,729,724	—
Foreign Corporate Bonds and Notes*	198,048,556	—	198,048,556	—
Capital Preferred Securities*	167,429,870	—	167,429,870	—
Senior Floating-Rate Loan Interests*	70,800,700	—	70,800,700	—
Mortgage-Backed Securities	66,119,668	—	66,119,668	—
Asset-Backed Securities	20,313,727	—	19,866,830	446,897
$25 Par Preferred Securities*	14,958,699	14,958,699	—	—
Money Market Funds	26,839,570	26,839,570	—	—
Total Investments	$3,256,462,509	$41,798,269	$3,214,217,343	$446,897

*	See Portfolio of Investments for industry breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2026

	First Trust Smith Opportunistic Fixed Income ETF (FIXD)	First Trust Smith Unconstrained Bond ETF (UCON)
ASSETS:
Investments, at value	$3,171,447,685	$3,256,462,509
Cash	4,618,655	5,315,830
Receivables:
Interest	32,280,418	35,562,410
Investment securities sold	3,489,655	1,220,987
Dividends	30,707	52,626
Total Assets	3,211,867,120	3,298,614,362

LIABILITIES:
Payables:
Investment securities purchased	7,761,127	6,417,422
Investment advisory fees	1,774,453	2,351,578
Total Liabilities	9,535,580	8,769,000
NET ASSETS	$3,202,331,540	$3,289,845,362

NET ASSETS consist of:
Paid-in capital	$4,234,953,719	$3,381,211,245
Par value	747,500	1,341,500
Accumulated distributable earnings (loss)	(1,033,369,679)	(92,707,383)
NET ASSETS	$3,202,331,540	$3,289,845,362
NET ASSET VALUE, per share	$42.84	$24.52
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	74,750,002	134,150,002
Investments, at cost	$3,241,645,441	$3,287,110,607
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2026

	First Trust Smith Opportunistic Fixed Income ETF (FIXD)	First Trust Smith Unconstrained Bond ETF (UCON)
INVESTMENT INCOME:
Interest	$163,826,802	$165,356,769
Dividends	1,395,243	1,572,212
Other income	—	9,975
Total investment income	165,222,045	166,938,956

EXPENSES:
Investment advisory fees	21,789,809	26,959,956
Other expenses	254,231	223,859
Total expenses	22,044,040	27,183,815
NET INVESTMENT INCOME (LOSS)	143,178,005	139,755,141

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	1,821,438	1,013,287
Net change in unrealized appreciation (depreciation) on investments	(79,985,549)	(61,699,653)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(78,164,111)	(60,686,366)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$65,013,894	$79,068,775
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	First Trust Smith Opportunistic Fixed Income ETF (FIXD)		First Trust Smith Unconstrained Bond ETF (UCON)
	Year Ended 8/31/2026	Year Ended 8/31/2025	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$143,178,005	$183,355,915	$139,755,141	$149,324,726
Net realized gain (loss)	1,821,438	(254,159,256)	1,013,287	(36,520,389)
Net increase from payment by the advisor	—	762	—	1,953
Net change in unrealized appreciation (depreciation)	(79,985,549)	142,678,823	(61,699,653)	45,283,875
Net increase (decrease) in net assets resulting from operations	65,013,894	71,876,244	79,068,775	158,090,165

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(153,029,232)	(182,135,254)	(146,410,592)	(146,204,502)
Return of capital	(4,307,522)	—	(2,523,160)	—
Total distributions to shareholders	(157,336,754)	(182,135,254)	(148,933,752)	(146,204,502)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	109,378,559	463,785,267	407,052,875	672,776,470
Cost of shares redeemed	(156,730,906)	(2,291,057,603)	—	(638,460,543)
Net increase (decrease) in net assets resulting from shareholder transactions	(47,352,347)	(1,827,272,336)	407,052,875	34,315,927
Total increase (decrease) in net assets	(139,675,207)	(1,937,531,346)	337,187,898	46,201,590

NET ASSETS:
Beginning of period	3,342,006,747	5,279,538,093	2,952,657,464	2,906,455,874
End of period	$3,202,331,540	$3,342,006,747	$3,289,845,362	$2,952,657,464

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	75,900,002	118,200,002	117,950,002	116,750,002
Shares sold	2,450,000	10,350,000	16,200,000	27,000,000
Shares redeemed	(3,600,000)	(52,650,000)	—	(25,800,000)
Shares outstanding, end of period	74,750,002	75,900,002	134,150,002	117,950,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
First Trust Smith Opportunistic Fixed Income ETF (FIXD)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$44.03	$44.67	$43.42	$46.17	$53.98
Income from investment operations:
Net investment income (loss)	1.87 (a)	1.85 (a)	1.85 (a)	1.64 (a)	0.88
Net realized and unrealized gain (loss)	(1.00)	(0.63) (b)	1.31	(2.64)	(7.76)
Total from investment operations	0.87	1.22	3.16	(1.00)	(6.88)
Distributions paid to shareholders from:
Net investment income	(2.00)	(1.86)	(1.91)	(1.75)	(0.93)
Return of capital	(0.06)	—	—	—	—
Total distributions	(2.06)	(1.86)	(1.91)	(1.75)	(0.93)
Net asset value, end of period	$42.84	$44.03	$44.67	$43.42	$46.17
Total return (c)	1.92%	2.83%	7.55%	(2.15)%	(12.84)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,202,332	$3,342,007	$5,279,538	$4,539,493	$3,548,443
Ratio of total expenses to average net assets	0.65% (d)	0.64% (d)	0.64%	0.65%	0.65%
Ratio of net expenses to average net assets	0.65% (d)	0.64% (d)	0.64%	0.62%	0.55%
Ratio of net investment income (loss) to average net assets	4.24% (d)	4.22% (d)	4.29%	3.72%	1.74%
Portfolio turnover rate (e)	163%	384%	511% (f)	456% (f)	445% (f)

(a)	Based on average shares outstanding.
(b)
The Fund received a payment from the advisor in the amount of $762 in connection with a trade error, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)	The portfolio turnover rate not including mortgage dollar rolls was 345%, 290% and 271% for the years ending August 31, 2024, August 31, 2023, and August 31, 2022, respectively.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Smith Unconstrained Bond ETF (UCON)

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$25.03	$24.89	$24.19	$24.57	$26.56
Income from investment operations:
Net investment income (loss)	1.09 (a)	1.16 (a)	1.24 (a)	1.11 (a)	0.55
Net realized and unrealized gain (loss)	(0.43)	0.12 (b)	0.72	(0.35)	(2.01)
Total from investment operations	0.66	1.28	1.96	0.76	(1.46)
Distributions paid to shareholders from:
Net investment income	(1.15)	(1.14)	(1.26)	(1.14)	(0.52)
Net realized gain	—	—	—	—	(0.01)
Return of capital	(0.02)	—	—	—	—
Total distributions	(1.17)	(1.14)	(1.26)	(1.14)	(0.53)
Net asset value, end of period	$24.52	$25.03	$24.89	$24.19	$24.57
Total return (c)	2.60%	5.32%	8.35%	3.18%	(5.55)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,289,845	$2,952,657	$2,906,456	$1,488,897	$1,268,815
Ratio of total expenses to average net assets	0.85% (d)	0.85% (d)	0.85%	0.85%	0.85%
Ratio of net expenses to average net assets	0.85% (d)	0.85% (d)	0.85%	0.82%	0.75%
Ratio of net investment income (loss) to average net assets	4.38% (d)	4.69% (d)	5.11%	4.60%	2.35%
Portfolio turnover rate (e)	155%	305%	314% (f)	257% (f)	208% (f)

(a)	Based on average shares outstanding.
(b)
The Fund received a payment from the advisor in the amount of $1,953 in connection with a trade error, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)	The portfolio turnover rate not including mortgage dollar rolls was 138%, 33%, and 43% for the years ending August 31, 2024, August 31, 2023, and August 31, 2022, respectively.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2026

1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the two funds (each a “Fund” and collectively, the “Funds”), each a diversified series of the Trust, listed below:

First Trust Smith Opportunistic Fixed Income ETF (Nasdaq, Inc. (“Nasdaq”) ticker “FIXD”)
First Trust Smith Unconstrained Bond ETF (NYSE Arca, Inc. (“NYSE Arca”) ticker “UCON”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. FIXD’s and UCON’s investment objective is to seek to maximize long-term total return. Each of FIXD and UCON seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in fixed income securities.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities, capital preferred securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Senior Floating-Rate Loan Interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, Smith Capital Investors, LLC (“Smith” or the “Sub-Advisor”) or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the economic, political and social prospects/developments of the country of issue and the assessment of the country’s government leaders/officials (for sovereign debt only);
14)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
15)
the borrower’s/issuer’s competitive position within the industry;
16)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
17)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2026, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Each Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At August 31, 2026, had no when-issued, delayed-delivery or forward purchase commitments.
Consent fees, upfront origination fees, and amendment fees from Senior Loans, if any, are included in “Other income” under Investment Income on the Statements of Operations.
C. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on each Fund’s Portfolio of Investments.
D. Unfunded Loan Commitments
Each Fund may enter into certain credit agreements, all or a portion of which may be unfunded. Each Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. Unfunded loan commitments are categorized as Level 2 within the fair value hierarchy. In connection with these commitments, each Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees, if any, are included in “Other income” under Investment Income on the Statements of Operations. As of August 31, 2026, FIXD and UCON had no unfunded loan commitments.
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2026 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Smith Opportunistic Fixed Income ETF	$153,029,232	$—	$4,307,522
First Trust Smith Unconstrained Bond ETF	146,410,592	—	2,523,160

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Smith Opportunistic Fixed Income ETF	$182,135,254	$—	$—
First Trust Smith Unconstrained Bond ETF	146,204,502	—	—
As of August 31, 2026, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Smith Opportunistic Fixed Income ETF	$—	$(923,950,267)	$(109,419,412)
First Trust Smith Unconstrained Bond ETF	—	(48,110,030)	(44,597,353)
F. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023, 2024, 2025, and 2026 remain open to federal and state audit. As of August 31, 2026, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2026, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Smith Opportunistic Fixed Income ETF	$923,950,267
First Trust Smith Unconstrained Bond ETF	48,110,030
During the taxable year ended August 31, 2026, the following Funds utilized non-expiring capital loss carryforwards in the following amounts:

Capital Loss Utilized
First Trust Smith Opportunistic Fixed Income ETF	$2,890,497
First Trust Smith Unconstrained Bond ETF	4,012,317
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2026, the Funds had no net late year ordinary or capital losses.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2026, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Smith Opportunistic Fixed Income ETF	$3,620,235	$(3,620,235)	$—
First Trust Smith Unconstrained Bond ETF	2,340,648	(2,340,648)	—
As of August 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Smith Opportunistic Fixed Income ETF	$3,280,867,097	$10,419,567	$(119,838,979)	$(109,419,412)
First Trust Smith Unconstrained Bond ETF	3,301,059,862	15,734,647	(60,332,000)	(44,597,353)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
H. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Smith serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Smith, First Trust will supervise Smith and its management of the investment of each Fund’s assets and will pay Smith for its services as the Funds’ sub-advisor. Smith receives a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described below, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Smith will be reduced to reflect the reduction in the Advisor’s management fee. First Trust will also be responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net asset (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints	FIXD	UCON
Fund net assets up to and including $2.5 billion	0.65000%	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%	0.78625%
Fund net assets greater than $10 billion	0.58500%	0.76500%
During the fiscal year ended August 31, 2025, FIXD and UCON received a payment from the Advisor in the amount of $762 and $1,953, respectively, in connection with a trade error.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a single-stock fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2026, the cost of purchases and proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Smith Opportunistic Fixed Income ETF
U.S. Government securities	$3,536,209,301	$3,709,730,848
Non-U.S. Government securities	1,859,965,826	1,761,876,884
First Trust Smith Unconstrained Bond ETF
U.S. Government securities	2,990,534,508	3,181,573,799
Non-U.S. Government securities	2,257,635,510	1,700,271,918
For the fiscal year ended August 31, 2026, the Funds had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit,

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026
the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2026.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Smith Opportunistic Fixed Income ETF and First Trust Smith Unconstrained Bond ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2026, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
October 22, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended August 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended August 31, 2026.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Smith Capital Investors, LLC (the “Sub-Advisor”) on behalf of each of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Smith Opportunistic Fixed Income ETF (FIXD)
First Trust Smith Unconstrained Plus Bond ETF (UCON)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the June 7–8, 2026 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of each Fund was above the median total (net) expense ratio for the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board also received and reviewed information comparing each Fund’s performance for periods ended December 31, 2025 to the performance of the funds in its Performance Universe and to that of a benchmark index. The Board noted that the Sub-Advisor assumed management of each Fund’s investment portfolio on May 9, 2025 and that the performance information for each Fund included performance of the Fund’s previous investment sub-advisor.

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2025 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered information provided by the Sub-Advisor regarding whether there were any economies of scale in connection with providing sub-advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted the Sub-Advisor’s recent investments in personnel and infrastructure, including technology, to improve services to the Funds. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted that the Sub-Advisor did not identify any such indirect benefits and the Sub-Advisor’s statement that it does not utilize soft dollars. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VIII funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2025, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $3,113,061. This figure is comprised of $88,558 paid (or to be paid) in fixed compensation and $3,024,503 paid (or to be paid) in variable compensation. There were a total of 23 beneficiaries of the remuneration described above. Those amounts include $1,600,974 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,512,087 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2026 (Unaudited)
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to foreign shareholders for the taxable year ended August 31, 2026 that were properly designated by each Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distribution made by each Fund during the fiscal year ended August 31, 2026, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2026

First Trust Exchange-Traded Fund VIII

First Trust Securitized Plus ETF (DEED)

First Trust Securitized Plus ETF (DEED)
Annual Financial Statements and Other Information
August 31, 2026
Performance and Risk Disclosure
There is no assurance that First Trust Securitized Plus ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Securitized Plus ETF (DEED)
Portfolio of Investments
August 31, 2026

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 57.5%
	Collateralized Mortgage Obligations — 31.3%
	Federal Home Loan Mortgage Corporation
$404,775	Series 2014-4292, Class PB	3.50%	01/15/44	$356,944
1,657,709	Series 2016-4639, Class HZ	3.25%	04/15/53	1,341,731
415,000	Series 2018-4753, Class HL	3.00%	02/15/48	355,693
806,282	Series 2018-4765, Class PZ	3.00%	01/15/48	635,125
852,890	Series 2024-5435, Class BS, (30 Day Average SOFR) ×-2+ 11.93% (a)	4.64%	07/25/54	726,399
1,475,303	Series 2026-459, Class GH, STRIPS	4.80%	07/25/31	1,465,514
1,978,068	Series 2026-470, Class JA, STRIPS	4.80%	08/25/31	1,972,954
	Federal Home Loan Mortgage Corporation Seasoned Loans Structured Transaction Trust
1,250,000	Series 2025-1, Class A2	3.00%	05/25/35	1,060,948
1,259,169	Series 2025-1, Class YF, 30 Day Average SOFR + 1.10% (b) (c)	4.74%	05/25/35	1,280,935
	Federal National Mortgage Association
57,015	Series 2006-56, Class FE, 30 Day Average SOFR + CSA + 0.43% (c)	4.19%	07/25/36	56,779
1,475,000	Series 2015-32, Class PB	3.00%	05/25/45	1,230,439
905,237	Series 2022-57, Class FB, 30 Day Average SOFR + 0.70% (c)	4.34%	09/25/52	889,694
1,026,801	Series 2022-65, Class FB, 30 Day Average SOFR + 0.80% (c)	4.44%	09/25/52	1,014,972
848,297	Series 2022-66, Class CF, 30 Day Average SOFR + 0.80% (c)	4.44%	10/25/52	836,486
272,652	Series 2024-73, Class FB, 30 Day Average SOFR + 1.20% (c)	4.84%	10/25/54	273,475
1,061,048	Series 2024-84, Class FD, 30 Day Average SOFR + 1.15% (c)	4.79%	11/25/54	1,062,965
1,245,593	Series 2025-49, Class FA, 30 Day Average SOFR + 0.80% (c)	4.44%	06/25/55	1,231,184
	Government National Mortgage Association
460,000	Series 2013-39, Class DP	2.50%	03/20/43	359,566
298,067	Series 2015-39, Class ZA	3.50%	03/20/45	270,530
441,922	Series 2015-103, Class ZA	3.50%	07/20/45	368,706
696,210	Series 2017-38, Class Z	4.00%	03/20/47	598,359
1,509,430	Series 2017-117, Class ZN	3.00%	08/20/47	1,215,476
483,595	Series 2021-125, Class EL	1.50%	07/20/51	295,329
383,656	Series 2023-18, Class AZ	4.75%	02/20/53	333,716
535,000	Series 2023-81, Class AL	4.50%	08/20/40	501,911
				19,735,830
	Commercial Mortgage-Backed Securities — 6.7%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates
3,814,228	Series 2025-K546, Class X1, IO (d)	1.06%	05/25/30	110,894
19,431,175	Series 2019-K1510, Class X1, IO (d)	0.63%	01/25/34	479,732
	Government National Mortgage Association
11,399,345	Series 2021-31, Class IO, IO (d)	0.94%	01/16/61	775,890
13,838,074	Series 2024-47, Class AI, IO	0.75%	06/16/64	712,402
10,678,193	Series 2025-21, Class IO, IO (d)	0.95%	04/16/65	757,757
8,252,121	Series 2025-153, Class IO, IO (d)	0.85%	09/16/67	604,205
13,493,945	Series 2025-206, Class IO, IO (d)	0.80%	04/16/64	816,681
				4,257,561
	Pass-Through Securities — 19.5%
	Federal Home Loan Mortgage Corporation
67,028	Pool G60659	3.50%	08/01/46	60,997
79,000	Pool G61748	3.50%	11/01/48	71,863
91,628	Pool G67706	3.50%	12/01/47	83,397

First Trust Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$1,073,540	Pool RE6055	2.50%	08/01/50	$870,356
82,906	Pool SD0499	3.00%	08/01/50	72,386
354,208	Pool SD1382	4.00%	08/01/52	325,452
1,287,667	Pool SL1390	4.00%	07/01/50	1,198,888
1,364,675	Pool SL1523	3.50%	07/01/50	1,224,907
	Federal National Mortgage Association
1,402,572	Pool AL9394	3.00%	11/01/46	1,216,680
19,137	Pool BE3619	4.00%	05/01/47	17,795
1,300,771	Pool BM4963	3.00%	05/01/48	1,132,938
489,781	Pool BV9960	4.00%	06/01/52	452,058
38,782	Pool CA0995	3.50%	01/01/48	34,840
1,205,778	Pool FA1348	4.50%	09/01/52	1,167,329
350,000	Pool TBA (e)	4.50%	09/15/56	328,501
512,000	Pool TBA (e)	5.50%	09/15/56	506,813
3,500,000	Pool TBA (e)	6.00%	09/15/56	3,538,584
				12,303,784
	Total U.S. Government Agency Mortgage-Backed Securities			36,297,175
	(Cost $36,778,823)
MORTGAGE-BACKED SECURITIES — 33.4%
	Collateralized Mortgage Obligations — 30.6%
	BINOM Securitization Trust
522,000	Series 2021-INV1, Class B1 (b)	4.35%	06/25/56	437,876
	COLT Mortgage Loan Trust
1,350,000	Series 2021-HX1, Class B3A (b) (d)	4.08%	10/25/66	994,174
	Connecticut Avenue Securities Trust
1,475,000	Series 2021-R02, Class 2B2, 30 Day Average SOFR + 6.20% (b) (c)	9.84%	11/25/41	1,490,396
	Credit Suisse Mortgage Trust
837,000	Series 2020-SPT1, Class M1 (b)	3.39%	04/25/65	817,686
871,708	Series 2021-RPL4, Class A1 (b)	4.14%	12/27/60	868,318
	Ellington Financial Mortgage Trust
380,000	Series 2024-INV1, Class B2 (b) (d)	7.34%	03/25/69	380,787
	FARM Mortgage Trust
701,242	Series 2021-1, Class B (b) (d)	3.22%	07/25/51	552,973
1,025,588	Series 2025-1, Class B (b)	5.64%	08/01/55	894,672
	Federal Home Loan Mortgage Corporation Seasoned Credit Risk Transfer Trust
890,879	Series 2017-1, Class M2 (b)	4.00%	01/25/56	867,192
1,015,693	Series 2017-3, Class M2 (b)	4.75%	07/25/56	996,255
696,765	Series 2017-4, Class M (b)	4.75%	06/25/57	691,044
	Federal National Mortgage Association STACR REMIC Trust
1,500,000	Series 2022-DNA5, Class M2, 30 Day Average SOFR + 6.75% (b) (c)	10.39%	06/25/42	1,566,807
	Fidelis Mortgage Trust
380,000	Series 2025-RTL2, Class A1 (b)	5.57%	07/25/40	379,653
	GS Mortgage-Backed Securities Trust
755,000	Series 2020-NQM1, Class B1 (b)	5.14%	09/27/60	723,415
	Mill City Mortgage Loan Trust
1,350,000	Series 2019-GS2, Class B2 (b) (d)	3.25%	08/25/59	1,023,549

First Trust Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	PRPM
$1,000,000	Series 2025-3, Class A2, steps up to 12.07% on 05/01/28 (b) (f)	9.07%	05/25/30	$1,000,179
	PRPM LLC
1,000,000	Series 2025-6, Class M1 (b)	10.56%	08/25/28	994,557
565,000	Series 2025-RCF4, Class M2, steps up to 5.50% on 08/01/29 (b) (f)	4.50%	08/25/55	528,507
400,000	Series 2025-RCF6, Class M1, steps up to 6.50% on 12/01/29 (b) (f)	5.50%	12/25/55	390,733
1,250,000	Series 2025-RPL4, Class M1A, steps up to 4.00% on 05/01/29 (b) (f)	3.00%	05/25/55	1,139,769
	PRPM Trust
555,000	Series 2026-RCF1, Class M2, steps up to 6.50% on 01/01/30 (b) (f)	5.50%	01/25/56	530,033
	Redwood Funding Trust
530,387	Series 2025-3, Class A (b)	6.23%	12/27/56	535,381
344,000	Series 2025-3, Class B (b)	7.75%	12/27/56	345,955
679,875	Series 2026-2, Class A (b)	6.26%	11/27/56	677,569
	SG Residential Mortgage Trust
533,508	Series 2022-1, Class A1 (b)	3.95%	03/27/62	492,447
				19,319,927
	Commercial Mortgage-Backed Securities — 2.8%
	BX Trust
400,000	Series 2025-DELC, Class E, 1 Mo. CME Term SOFR + 3.05% (b) (c)	6.69%	12/15/42	401,565
	Citigroup Commercial Mortgage Trust
244,643	Series 2016-P3, Class XA, IO (d) (g)	1.45%	04/15/49	3
	COMM Mortgage Trust
938,014	Series 2012-CR4, Class XA, IO (d)	1.29%	10/15/45	23,999
9,921,196	Series 2014-UBS3, Class XB, IO (b) (d)	0.30%	06/10/47	99
7,000,000	Series 2015-LC21, Class XE, IO (b) (d)	1.18%	07/10/48	70
	Grace Trust
1,000,000	Series 2020-GRCE, Class X, IO (b) (d)	0.39%	12/10/40	10,825
	JPMBB Commercial Mortgage Securities Trust
250,051	Series 2015-C32, Class XA, IO (d) (g)	1.12%	11/15/48	3
	JPMCC Commercial Mortgage Securities Trust
8,479,433	Series 2017-JP5, Class XA, IO (d)	0.91%	03/15/50	16,926
	JPMDB Commercial Mortgage Securities Trust
1,422,531	Series 2016-C2, Class XA, IO (d)	1.36%	06/15/49	14
	MSWF Commercial Mortgage Trust
9,448,931	Series 2023-1, Class XA, IO (d)	1.09%	05/15/56	412,390
	NRTH Commercial Mortgage Trust
400,000	Series 2025-PARK, Class A, 1 Mo. CME Term SOFR + 1.39% (b) (c)	5.03%	10/15/40	401,885
	SFO Commercial Mortgage Trust
500,000	Series 2021-555, Class D, 1 Mo. CME Term SOFR + CSA + 2.40% (b) (c)	6.40%	05/15/38	499,995
	SMRT
105,000,000	Series 2022-MINI, Class XCP, IO (b) (d)	0.00%	01/15/39	13,650
	Wells Fargo Commercial Mortgage Trust
5,823,000	Series 2016-C37, Class XEF, IO (b) (d)	1.60%	12/15/49	22,933

First Trust Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	WFRBS Commercial Mortgage Trust
$4,101	Series 2014-C22, Class XA, IO (d) (g)	0.56%	09/15/57	$0
				1,804,357
	Total Mortgage-Backed Securities			21,124,284
	(Cost $20,973,160)
ASSET-BACKED SECURITIES — 12.8%
	CoreVest American Finance Trust
718,541	Series 2021-2, Class XA, IO (b) (d)	3.08%	07/15/54	17,058
	Gracie Point International Funding LLC
744,000	Series 2025-1A, Class A, 30 Day Average SOFR + 1.50% (b) (c)	5.12%	08/15/28	745,007
1,460,000	Series 2025-1A, Class D, 30 Day Average SOFR + 4.50% (b) (c)	8.12%	08/15/28	1,459,763
	J.G. Wentworth LLC
351,640	Series 2017-2A, Class B (b)	5.09%	09/17/74	319,991
	Madison Park Funding Ltd.
1,000,000	Series 2019-35A, Class D2R2, 3 Mo. CME Term SOFR + 4.00% (b) (c)	7.73%	02/13/39	985,019
	Magnetite Ltd.
1,000,000	Series 2019-23A, Class ER2, 3 Mo. CME Term SOFR + 4.60% (b) (c)	8.41%	01/25/35	977,560
	Neuberger Berman Loan Advisers CLO Ltd.
250,000	Series 2020-39A, Class ER, 3 Mo. CME Term SOFR + 7.20% (b) (c)	10.93%	04/20/38	248,161
	PRET LLC
1,000,000	Series 2025-NPL6, Class A2, steps up to 12.72% on 06/25/29 (b) (f)	8.72%	06/25/55	1,002,194
250,000	Series 2025-NPL9, Class A2, steps up to 11.51% on 08/25/29 (b) (f)	7.51%	08/25/55	250,348
369,207	Series 2026-NPL2, Class A1, steps up to 8.07% on 01/25/29 (b) (f)	5.07%	02/25/56	365,493
	Research-Driven Pagaya Motor Asset Trust
229,884	Series 2025-3A, Class E (b)	11.09%	02/27/34	231,102
	Research-Driven Pagaya Motor Trust
375,000	Series 2025-5A, Class C (b)	5.47%	06/26/34	372,074
375,000	Series 2025-5A, Class D (b)	6.01%	06/26/34	369,135
775,000	Series 2025-6A, Class C (b)	5.53%	08/25/34	764,666
	Total Asset-Backed Securities			8,107,571
	(Cost $8,204,419)

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 1.0%
	Capital Markets — 1.0%
20,000	First Trust AAA CMBS ETF (h)	402,638
12,000	First Trust Structured Credit Income Opportunities ETF (h)	246,000
	Total Exchange-Traded Funds	648,638
	(Cost $651,437)

First Trust Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2026
Shares	Description	Value
MONEY MARKET FUNDS — 1.3%
787,670	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (i)	$787,670
	(Cost $787,670)

	Total Investments — 106.0%	66,965,338
	(Cost $67,395,509)
	Net Other Assets and Liabilities — (6.0)%	(3,791,480)
	Net Assets — 100.0%	$63,173,858
Futures Contracts at August 31, 2026 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Long	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	33	Dec-2026	$6,772,734	$(13,165)
U.S. 5-Year Treasury Notes	49	Dec-2026	5,179,453	(27,832)
U.S. 10-Year Treasury Notes	18	Dec-2026	1,937,813	(11,788)
U.S. Treasury Long-Term Bond Futures	33	Dec-2026	3,584,625	(19,641)
Ultra 10-Year U.S. Treasury Notes	25	Dec-2026	2,735,547	(22,860)
Ultra U.S. Treasury Bond Futures	15	Dec-2026	1,650,469	(15,012)
		Total	$21,860,641	$(110,298)

(a)	Inverse floating rate security.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2026, securities noted as such amounted to $30,059,455 or 47.6%
of net assets.

(c)	Floating or variable rate security.
(d)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(e)	All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2G - Mortgage Dollar Rolls in the Notes to Financial Statements).
(f)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(h)	Investment in an affiliated fund.
(i)	Rate shown reflects yield as of August 31, 2026.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
REMIC	– Real Estate Mortgage Investment Conduit
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk
STRIPS	– Separate Trading of Registered Interest and Principal of Securities
TBA	– To-Be-Announced Security

First Trust Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$36,297,175	$—	$36,297,175	$—
Mortgage-Backed Securities	21,124,284	—	21,124,284	—
Asset-Backed Securities	8,107,571	—	8,107,571	—
Exchange-Traded Funds*	648,638	648,638	—	—
Money Market Funds	787,670	787,670	—	—
Total Investments	$66,965,338	$1,436,308	$65,529,030	$—

LIABILITIES TABLE
	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts**	$(110,298)	$(110,298)	$—	$—

*	See Portfolio of Investments for industry breakout.
**
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

First Trust Securitized Plus ETF (DEED)
Statement of Assets and Liabilities
August 31, 2026

ASSETS:
Investments, at value - Unaffiliated	$66,316,700
Investments, at value - Affiliated	648,638
Total investments, at value	66,965,338
Cash segregated as collateral	393,280
Receivables:
Interest	292,061
Dividends	1,600
Total Assets	67,652,279

LIABILITIES:
Payables:
Investment securities purchased	4,396,089
Variation margin	47,076
Investment advisory fees	35,256
Total Liabilities	4,478,421
NET ASSETS	$63,173,858

NET ASSETS consist of:
Paid-in capital	$106,274,564
Par value	30,000
Accumulated distributable earnings (loss)	(43,130,706)
NET ASSETS	$63,173,858
NET ASSET VALUE, per share	$21.06
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,000,002
Investments, at cost - Unaffiliated	$66,744,072
Investments, at cost - Affiliated	$651,437
Total investments, at cost	$67,395,509
See Notes to Financial Statements

First Trust Securitized Plus ETF (DEED)
Statement of Operations
For the Year Ended August 31, 2026

INVESTMENT INCOME:
Interest	$3,840,460
Dividends - Unaffiliated	66,455
Dividends - Affiliated	33,000
Total investment income	3,939,915

EXPENSES:
Investment advisory fees	504,819
Other expenses	5,245
Total expenses	510,064
Less fees waived by the investment advisor	(6,823)
Net expenses	503,241
NET INVESTMENT INCOME (LOSS)	3,436,674

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(1,030,288)
Investments sold short	(24,378)
Distribution of capital gains from investment companies - Affiliated	960
Futures contracts	(543,824)
Net realized gain (loss)	(1,597,530)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	340,886
Investments - Affiliated	(12,710)
Futures contracts	(182,195)
Net change in unrealized appreciation (depreciation)	145,981
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,451,549)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,985,125
See Notes to Financial Statements

First Trust Securitized Plus ETF (DEED)
Statements of Changes in Net Assets

	Year Ended 8/31/2026	Year Ended 8/31/2025
OPERATIONS:
Net investment income (loss)	$3,436,674	$3,377,495
Net realized gain (loss)	(1,597,530)	(4,643,457)
Net change in unrealized appreciation (depreciation)	145,981	4,021,747
Net increase (decrease) in net assets resulting from operations	1,985,125	2,755,785

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,269,752)	(3,333,752)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	54,032,920	10,520,582
Cost of shares redeemed	(61,850,426)	(10,485,764)
Net increase (decrease) in net assets resulting from shareholder transactions	(7,817,506)	34,818
Total increase (decrease) in net assets	(9,102,133)	(543,149)

NET ASSETS:
Beginning of period	72,275,991	72,819,140
End of period	$63,173,858	$72,275,991

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,400,002	3,400,002
Shares sold	2,500,000	500,000
Shares redeemed	(2,900,000)	(500,000)
Shares outstanding, end of period	3,000,002	3,400,002
See Notes to Financial Statements

First Trust Securitized Plus ETF (DEED)
Financial Highlights
For a share outstanding throughout each period

	Year Ended August 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$21.26	$21.42	$20.88	$22.76	$26.01
Income from investment operations:
Net investment income (loss)	1.01 (a)	0.98 (a)	1.32 (a)	1.16 (a)	0.49
Net realized and unrealized gain (loss)	(0.25)	(0.17)	0.44	(1.98)	(3.28)
Total from investment operations	0.76	0.81	1.76	(0.82)	(2.79)
Distributions paid to shareholders from:
Net investment income	(0.96)	(0.97)	(1.09)	(0.89)	(0.39)
Net realized gain	—	—	—	—	(0.07)
Return of capital	—	—	(0.13)	(0.17)	—
Total distributions	(0.96)	(0.97)	(1.22)	(1.06)	(0.46)
Net asset value, end of period	$21.06	$21.26	$21.42	$20.88	$22.76
Total return (b)	3.57%	3.92%	8.83%	(3.62)%	(10.87)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$63,174	$72,276	$72,819	$78,298	$185,507
Ratio of total expenses to average net assets	0.70% (c)	0.75% (c)	0.75%	0.75%	0.75%
Ratio of net expenses to average net assets	0.69% (c)	0.75% (c)	0.75%	0.71%	0.65%
Ratio of net investment income (loss) to average net assets	4.71% (c)	4.68% (c)	6.42%	5.35%	1.90%
Portfolio turnover rate (d)	109%	178%	408% (e)	405% (e)	678% (e)

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)	The portfolio turnover rate not including mortgage dollar rolls was 130%, 93%, and 272% for the periods ending August 31, 2024, August 31, 2023, and August 31, 2022, respectively.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Securitized Plus ETF (DEED)
August 31, 2026

1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Securitized Plus ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “DEED” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund’s investment objective is to seek to maximize long-term total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in securitized debt securities.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Shares of open-end funds are valued based on NAV per share.

Notes to Financial Statements (Continued)
First Trust Securitized Plus ETF (DEED)
August 31, 2026
Exchange-traded futures contracts are valued at the end of the day settlement price.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Securitized Plus ETF (DEED)
August 31, 2026
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of August 31, 2026, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At August 31, 2026, the Fund had no when-issued or delayed-delivery securities. At August 31, 2026, the Fund held $3,362,873 of forward purchase commitments.
C. Short Sales
Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in a Fund’s portfolio. When a Fund engages in a short sale, a Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows a Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. A Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by a Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of a Fund’s portfolio. A Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust Securitized Plus ETF (DEED)
August 31, 2026
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
E. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statement of Assets and Liabilities.
F. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
G. Mortgage Dollar Rolls
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund.
H. Affiliated Transactions
The Fund invests in securities of affiliated funds. The Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust Securitized Plus ETF (DEED)
August 31, 2026
Amounts relating to investments in affiliated funds at August 31, 2026, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2026	Value at 8/31/2025	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2026	Dividend Income
First Trust AAA CMBS ETF	20,000	$410,548	$—	$—	$(7,910)	$—	$402,638	$18,900
First Trust Structured Credit Income Opportunities ETF	12,000	250,800	—	—	(4,800)	—	246,000	14,100
		$661,348	$—	$—	$(12,710)	$—	$648,638	$33,000
Distributions of capital gains from investments in First Trust AAA CMBS ETF were $960.
I. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended August 31, 2026 and 2025 was as follows:

Distributions paid from:	2026	2025
Ordinary income	$3,269,752	$3,333,752
Capital gains	—	—
Return of capital	—	—
As of August 31, 2026, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$436,346
Accumulated capital and other gain (loss)	(43,527,457)
Net unrealized appreciation (depreciation)	(39,595)
J. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023, 2024, 2025 and 2026 remain open to federal and state audit. As of August 31, 2026, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain

Notes to Financial Statements (Continued)
First Trust Securitized Plus ETF (DEED)
August 31, 2026
limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2026, for federal income tax purposes, the Fund had $43,527,457 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2026, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2026, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$56,076	$(56,076)	$—
As of August 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$66,894,635	$406,418	$(446,013)	$(39,595)
K. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
L. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal,

Notes to Financial Statements (Continued)
First Trust Securitized Plus ETF (DEED)
August 31, 2026
audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses. Effective February 1, 2026, the Board of Trustees (the “Board”) approved a permanent contractual reduction of the annual unitary management fee for the Fund to 0.65% of average daily net assets. In connection with the adoption of the reduced annual unitary management fee, the Board also approved, effective February 1, 2026, the termination of the temporary fee waiver for the Fund that was put in place on January 1, 2026 (described below). Additionally, under the Fund’s new fee structure, the Fund is no longer eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
Prior to February 1, 2026, the annual unitary management fee payable by the Fund to First Trust for these services was reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.69375%
Fund net assets greater than $10 billion	0.67500%
From January 1, 2026 to January 31, 2026, the Advisor waived management fees of 0.10% of the Fund’s average daily net assets. During any period in which such waiver was in effect, the Fund was not eligible for any breakpoint discounts. During the fiscal year ended August 31, 2026, the Advisor waived fees of $6,823.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a single-stock fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended August 31, 2026, were $49,908,557 and $15,770,700, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended August 31, 2026 were $45,606,449 and $25,603,804, respectively. The cost of purchases to cover short sales and the proceeds from short sales were $9,579,196 and $11,648,066, respectively.
For the fiscal year ended August 31, 2026, the Fund had no in-kind transactions.

Notes to Financial Statements (Continued)
First Trust Securitized Plus ETF (DEED)
August 31, 2026
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at August 31, 2026, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$110,298

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2026, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$(543,824)
Net change in unrealized appreciation (depreciation) on futures contracts	(182,195)
The average notional value of futures contracts outstanding during the fiscal year ended August 31, 2026, which is indicative of the volume of this derivative type, was $21,900,160.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized

Notes to Financial Statements (Continued)
First Trust Securitized Plus ETF (DEED)
August 31, 2026
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2026.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Securitized Plus ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VIII, as of August 31, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
October 22, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Securitized Plus ETF (DEED)
August 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended August 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended August 31, 2026.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Securitized Plus ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Government & Securitized Products Group is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Government & Securitized Products Group and noted the Board’s prior meetings with members of the Group. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Government & Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and

Other Information (Continued)
First Trust Securitized Plus ETF (DEED)
August 31, 2026 (Unaudited)
performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. The Board noted that, effective February 1, 2026, the Fund’s unitary fee rate was reduced to an annual rate of 0.65% of the Fund’s average daily net assets. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board also received and reviewed information comparing the Fund’s performance for periods ended December 31, 2025 to the performance of the funds in the Performance Universe and to that of a benchmark index. The Board noted that the Advisor assumed management of the Fund’s investment portfolio on May 9, 2025 and that the performance information for the Fund included performance of the Fund’s previous investment sub-advisor.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2025 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to

Other Information (Continued)
First Trust Securitized Plus ETF (DEED)
August 31, 2026 (Unaudited)
investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Securitized Plus ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2025, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $70,539. This figure is comprised of $3,892 paid (or to be paid) in fixed compensation and $66,647 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $16,773 paid (or to be paid) to senior management of First Trust Advisors L.P. and $53,766 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to foreign shareholders for the taxable year ended August 31, 2026 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distribution made by the Fund during the fiscal year ended August 31, 2026, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

(b) The Financial Highlights is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund VIII
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	November 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	November 9, 2026
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	November 9, 2026

* Print the name and title of each signing officer under his or her signature.